                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2001

                                    PROFILE

                               FUTURITY ACCOLADE
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      EXPENSES ASSOCIATED WITH CONTRACTS OFFERING A BONUS CREDIT MAY BE HIGHER THAN THOSE ASSOCIATED WITH CONTRACTS THAT DO NOT OFFER A BONUS CREDIT. THE BONUS CREDIT MAY BE MORE THAN OFFSET BY THE CHARGES ASSOCIATED WITH THE CREDIT.

      THROUGHOUT THIS PROFILE, THE TERMS, "YOU" AND "YOUR" REFER TO "OWNER," "PARTICIPANT," AND/OR "COVERED PERSON" AS THOSE TERMS ARE DEFINED IN YOUR CONTRACT.

      1. THE ANNUITY CONTRACT

      The Futurity Accolade Annuity ("Contract") is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      "You may choose among a number of variable investment options and fixed interest options, depending upon when you purchased your Contract." For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding mutual fund or series thereof (collectively, the "Funds") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Funds you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time. In addition, your Contract will be credited with extra interest at the time you purchase your Contract.

      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. You can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for a specified number of years after your first payment if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years, with a cash-out option for variable payments. We may also agree to other annuity options at our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $10,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your Account value is over $1 million, or if the purchase payment would cause your Account value to exceed $1 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following
Funds:

 AIM VARIABLE INSURANCE FUNDS                    MFS/SUN LIFE SERIES TRUST
   AIM V.I. Capital Appreciation Fund            MFS/Sun Life Capital Appreciation Series
   AIM V.I. Growth Fund                          MFS/Sun Life Emerging Growth Series
   AIM V.I. Growth and Income Fund               MFS/Sun Life Government Securities Series
   AIM V.I. International Equity Fund            MFS/Sun Life High Yield Series
   AIM V.I. Value Fund                           MFS/Sun Life Massachusetts Investors Growth
 THE ALGER AMERICAN FUND                             Stock Series
   Alger American Growth Portfolio               MFS/Sun Life Massachusetts Investors Trust
   Alger American Income and Growth Portfolio        Series
   Alger American Small Capitalization           MFS/Sun Life New Discovery Series
 Portfolio                                       MFS/Sun Life Total Return Series
 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.    MFS/Sun Life Utilities Series
   Alliance VP Premier Growth Fund               RYDEX VARIABLE TRUST
   Alliance VP Technology Fund                   Rydex VT Nova Fund
   Alliance VP Growth and Income Fund            Rydex VT OTC Fund
   Alliance VP Worldwide Privatization Fund      OCC ACCUMULATION TRUST
   Alliance VP Quasar Fund                       OCC Equity Portfolio*
 GOLDMAN SACHS VARIABLE INSURANCE TRUST          OCC Managed Portfolio*
   VIT CORE-SM- Large Cap Growth Fund            OCC Mid Cap Portfolio*
   VIT CORE-SM- U.S. Equity Fund                 OCC Small Cap Portfolio*
   VIT CORE-SM- Small Cap Equity Fund**          SUN CAPITAL ADVISERS TRUST
   VIT Internet Tollkeeper Fund                  SC-SM- Davis Financial Fund
   VIT Capital Growth Fund                       SC-SM- Davis Venture Value Fund
   VIT Growth and Income Fund**                  SC-SM- INVESCO Energy Fund
   VIT International Equity Fund**               SC-SM- INVESCO Health Sciences Fund
 INVESCO VARIABLE INVESTMENT FUNDS, INC.         SC-SM- INVESCO Technology Fund
   INVESCO VIF Dynamics Fund                     SC-SM- INVESCO Telecommunications Fund
   INVESCO VIF Small Company Growth Fund         SC-SM- Neuberger Berman Mid Cap Growth Fund
 J.P. MORGAN SERIES TRUST II                     SC-SM- Neuberger Berman Mid Cap Value Fund
   J.P. Morgan International Opportunities       SC-SM- Value Equity Fund
     Portfolio**                                 SC-SM- Value Managed Fund
   J.P. Morgan Small Company Portfolio**         SC-SM- Value Mid Cap Fund
   J.P. Morgan U.S. Disciplined Equity           SC-SM- Value Small Cap Fund
 Portfolio**                                     SC-SM- Blue Chip Mid Cap Fund
 LORD ABBETT SERIES FUND, INC.                   SC-SM- Investors Foundation Fund
   Lord Abbett Series Fund Mid Cap Value         SC-SM- Select Equity Fund
   Lord Abbett Series Fund Growth and Income     Sun Capital Investment Grade Bond Fund-SM-
   Lord Abbett Series Fund International         Sun Capital Money Market Fund-SM-
 FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS      Sun Capital Real Estate Fund-SM-
   Fidelity VIP Contrafund-TM- Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Overseas Portfolio

------------------------

*   Not available to Contracts issued on or after July 17, 2000.

**  Not available to Contracts issued on or after May 1, 2001.

      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the relevant Fund prospectus.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      During the first 5 years of a Contract, we impose an annual Account Fee equal to $35. After the fifth year, we may change this fee annually, but it will never exceed $50. During the Income Phase, the annual Account Fee is $35. We also deduct insurance charges (which include an administrative expense charge) equal to 1.45% per year of the average daily value of the Contract allocated among the Sub-Accounts.

                                  % OF AVERAGE
       RIDER(S) ELECTED*          DAILY VALUE
       -----------------          ------------
             "EEB"                    0.15%
             "MAV"                    0.15%
          "5% Roll-Up"                0.15%
        "EEB" and "MAV"               0.25%
     "EEB" and "5% Roll-Up"           0.25%
     "MAV" and "5% Roll-Up"           0.25%
           "EEB Plus"                 0.25%
"EEB" and "MAV" and "5% Roll-Up"      0.40%
         "EEB Plus MAV"               0.40%
     "EEB Plus 5% Roll-Up"            0.40%

------------------------

*   As defined in Section 9 below

      No optional death benefit is offered if you are 80 or older at issue.

      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new 7-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that payment, along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the purchase payment has been held in your Account. The declining scale is as follows:

NUMBER OF ACCOUNT YEARS
  PAYMENT HAS BEEN IN
      YOUR ACCOUNT         WITHDRAWAL CHARGE
------------------------   -----------------
        0-1                        8%
        1-2                        8%
        2-3                        7%
        3-4                        7%
        4-5                        6%
        5-6                        5%
        6-7                        4%
        7+                         0%

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current Account Year, or to transfers as part of our dollar-cost averaging program.

      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, depending upon which Funds you have selected. The investment advisers to some of the Funds have agreed to waive or reimburse a portion of expenses for some of the Funds; without this agreement, Fund expenses could be higher. Some of these agreements may be terminated at any time.

      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      During the Accumulation Phase, "Total Annual Insurance Charges" of 1.55% as shown in the table below include the insurance charges of 1.45% of your daily net assets (1.30% for mortality and expense risks and 0.15% for administrative expenses) plus a charge for the annual Account Fee. The one year total return examples, below, include an additional 0.10%, which is used to represent the current $35 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract. After the fifth Account Anniversary, we may raise the annual Account Fee, but, in no event, will it ever exceed $50. The 10 year total return examples, below, reflect a $50 annual Account Fee.

                                                                                                    EXAMPLES: TOTAL
                                                                                                    EXPENSE AT END
                                                                                      -------------------------------------------
                                         TOTAL ANNUAL   TOTAL ANNUAL                      NO RIDERS(A)          WITH RIDER(B)
                                          INSURANCE         FUND       TOTAL ANNUAL   --------------------   --------------------
SUB-ACCOUNT                                CHARGES        EXPENSES       EXPENSES      1 YEAR    10 YEARS     1 YEAR    10 YEARS
-----------                              ------------   ------------   ------------   --------   ---------   --------   ---------
AIM V.I. Capital Appreciation Fund          1.55%          0.82%          2.37%         $ 96       $282        $101       $322
AIM V.I. Growth Fund                        1.55%          0.83%          2.38%         $ 97       $283        $101       $323
AIM V.I. Growth and Income Fund             1.55%          0.84%          2.39%         $ 97       $284        $101       $324
AIM V.I. International Equity Fund          1.55%          1.02%          2.57%         $ 99       $302        $103       $342
AIM V.I. Value Fund                         1.55%          0.84%          2.39%         $ 97       $284        $101       $324
Alger American Growth Portfolio             1.55%          0.79%          2.34%         $ 96       $279        $100       $319
Alger American Income and Growth
 Portfolio                                  1.55%          0.70%          2.25%         $ 95       $269        $ 99       $310
Alger American Small Capitalization
 Portfolio                                  1.55%          0.90%          2.45%         $ 97       $290        $101       $330
Alliance VP Premier Growth Fund             1.55%          1.30%          2.85%         $101       $330        $105       $368
Alliance VP Technology Fund                 1.55%          1.31%          2.86%         $101       $331        $106       $369
Alliance VP Growth and Income Fund          1.55%          0.95%          2.50%         $ 98       $295        $102       $335
Alliance VP Worldwide Privatization
 Fund                                       1.55%          1.20%          2.75%         $100       $320        $104       $359
Alliance VP Quasar Fund                     1.55%          1.20%          2.75%         $100       $320        $104       $359
Goldman Sachs VIT CORE-SM- Large Cap
 Growth Fund                                1.55%          0.90%          2.45%         $ 97       $290        $101       $330
Goldman Sachs VIT CORE-SM- Small Cap
 Equity Fund                                1.55%          1.00%          2.55%         $ 98       $300        $102       $340
Goldman Sachs VIT CORE-SM- U.S. Equity
 Fund                                       1.55%          0.90%          2.45%         $ 97       $290        $101       $330
Goldman Sachs VIT Internet Tollkeeper
 Fund                                       1.55%          1.25%          2.80%         $101       $325        $105       $364
Goldman Sachs VIT Capital Growth Fund       1.55%          1.00%          2.55%         $ 98       $300        $102       $340
Goldman Sachs VIT Growth and Income
 Fund                                       1.55%          1.00%          2.55%         $ 98       $300        $102       $340
Goldman Sachs VIT International Equity
 Fund                                       1.55%          1.35%          2.90%         $102       $335        $106       $373
INVESCO VIF Dynamics Fund                   1.55%          1.09%          2.64%         $ 99       $309        $103       $349
INVESCO VIF Small Company Growth Fund       1.55%          1.37%          2.92%         $102       $337        $106       $375
J. P. Morgan International
 Opportunities Portfolio                    1.55%          1.20%          2.75%         $100       $320        $104       $359

                                                                                                    EXAMPLES: TOTAL
                                                                                                    EXPENSE AT END
                                                                                      -------------------------------------------
                                         TOTAL ANNUAL   TOTAL ANNUAL                      NO RIDERS(A)          WITH RIDER(B)
                                          INSURANCE         FUND       TOTAL ANNUAL   --------------------   --------------------
SUB-ACCOUNT                                CHARGES        EXPENSES       EXPENSES      1 YEAR    10 YEARS     1 YEAR    10 YEARS
-----------                              ------------   ------------   ------------   --------   ---------   --------   ---------
J. P. Morgan Small Company Portfolio        1.55%          1.15%          2.70%         $100       $315        $104       $354
J. P. Morgan U.S. Disciplined Equity
 Portfolio                                  1.55%          0.85%          2.40%         $ 97       $285        $101       $325
Lord Abbett Series Fund Mid Cap Value       1.55%          1.10%          2.65%         $ 99       $310        $103       $350
Lord Abbett Series Fund Growth & Income     1.55%          1.02%          2.57%         $ 99       $302        $103       $342
Lord Abbett Series Fund International       1.55%          1.35%          2.90%         $102       $335        $106       $373
Fidelity VIP Contrafund-TM- Portfolio       1.55%          0.92%          2.47%         $ 98       $292        $102       $332
Fidelity VIP Growth Portfolio               1.55%          0.91%          2.46%         $ 97       $291        $101       $331
Fidelity VIP Overseas Portfolio             1.55%          1.15%          2.70%         $100       $315        $104       $354
MFS/Sun Life Capital Appreciation
 Series                                     1.55%          0.75%          2.30%         $ 96       $275        $100       $315
MFS/Sun Life Emerging Growth Series         1.55%          0.74%          2.29%         $ 96       $274        $100       $314
MFS/Sun Life Government Securities
 Series                                     1.55%          0.62%          2.17%         $ 94       $261        $ 99       $302
MFS/Sun Life High Yield Series              1.55%          0.83%          2.38%         $ 97       $283        $101       $323
MFS/Sun Life Massachusetts Investors
 Growth Stock Series                        1.55%          0.81%          2.36%         $ 96       $281        $100       $321
MFS/Sun Life Massachusetts Investors
 Trust Series                               1.55%          0.60%          2.15%         $ 94       $259        $ 98       $300
MFS/Sun Life New Discovery Series           1.55%          0.99%          2.54%         $ 98       $299        $102       $339
MFS/Sun Life Total Return Series            1.55%          0.70%          2.25%         $ 95       $269        $ 99       $310
MFS/Sun Life Utilities Series               1.55%          0.80%          2.35%         $ 96       $280        $100       $320
Rydex VT Nova Fund                          1.55%          1.42%          2.97%         $103       $342        $107       $380
Rydex VT OTC Fund                           1.55%          1.46%          3.01%         $103       $346        $107       $383
OCC Equity Portfolio                        1.55%          0.95%          2.50%         $ 98       $295        $102       $335
OCC Managed Portfolio                       1.55%          0.86%          2.41%         $ 97       $286        $101       $326
OCC Mid Cap Portfolio                       1.55%          1.00%          2.55%         $ 98       $300        $102       $340
OCC Small Cap Portfolio                     1.55%          0.90%          2.45%         $ 97       $290        $101       $330
SC-SM- Davis Financial Fund                 1.55%          0.90%          2.45%         $ 97       $290        $101       $330
SC-SM- Davis Venture Value Fund             1.55%          0.90%          2.45%         $ 97       $290        $101       $330
SC-SM- INVESCO Energy Fund                  1.55%          1.25%          2.80%         $101       $325        $105       $364
SC-SM- INVESCO Health Sciences Fund         1.55%          1.25%          2.80%         $101       $325        $105       $364
SC-SM- INVESCO Technology Fund              1.55%          1.25%          2.80%         $101       $325        $105       $364
SC-SM- INVESCO Telecommunications Fund      1.55%          1.25%          2.80%         $101       $325        $105       $364
SC-SM- Neuberger Berman Mid Cap Growth
 Fund                                       1.55%          1.10%          2.65%         $ 99       $310        $103       $350
SC-SM- Neuberger Berman Mid Cap Value
 Fund                                       1.55%          1.10%          2.65%         $ 99       $310        $103       $350
SC-SM- Value Equity Fund                    1.55%          0.90%          2.45%         $ 97       $290        $101       $330
SC-SM- Value Managed Fund                   1.55%          0.90%          2.45%         $ 97       $290        $101       $330
SC-SM- Value Mid Cap Fund                   1.55%          1.00%          2.55%         $ 98       $300        $102       $340
SC-SM- Value Small Cap Fund                 1.55%          1.00%          2.55%         $ 98       $300        $102       $340
SC-SM- Blue Chip Mid Cap Fund               1.55%          1.00%          2.55%         $ 98       $300        $102       $340
SC-SM- Investors Foundation Fund            1.55%          0.90%          2.45%         $ 97       $290        $101       $330
SC-SM- Select Equity Fund                   1.55%          0.90%          2.45%         $ 97       $290        $101       $330
Sun Capital Investment Grade Bond
 Fund-SM-                                   1.55%          0.75%          2.30%         $ 96       $275        $100       $315
Sun Capital Money Market Fund-SM-           1.55%          0.65%          2.20%         $ 95       $264        $ 99       $305
Sun Capital Real Estate Fund-SM-            1.55%          1.25%          2.80%         $101       $325        $105       $364

------------------------------

(a) Assuming no optional death benefit riders are elected.

(b) Assuming the EEB Plus MAV optional death benefit rider is elected.

      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.

      Different laws apply if your Contract is issued in Puerto Rico. Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your annuitant or any other payee is required to include as gross income the lesser of the amounts received during the taxable year or the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income. You should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY

      You can withdraw money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge -- the amount of all purchase payments you made prior to the last 7 years and have not withdrawn plus the greater of (1) your Contract's earnings in the prior Account Year and (2) 10% of all purchase payments you have made in the last 7 years. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 8% to 4%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full or partial withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Funds you choose.

      The following chart shows total return for investment in the Sub-Accounts where the corresponding Series has had at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Account, including the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. NOR DO THEY REFLECT THE DEDUCTION OF ANY CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS. THESE DEDUCTIONS, IF INCLUDED, WOULD REDUCE THE PERFORMANCE SHOWN. Past performance is not a guarantee of future results.

                                        2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
                                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
AIM V.I. Capital Appreciation Fund..   (12.39%)   42.33%      --      --       --       --       --       --       --       --
AIM V.I. Growth Fund................   (21.83%)   33.08%      --      --       --       --       --       --       --       --
AIM V.I. Growth and Income Fund.....   (15.99%)   32.08%      --      --       --       --       --       --       --       --
AIM V.I. International Equity Fund..   (27.66%)   52.66%      --      --       --       --       --       --       --       --
Alger American Growth Portfolio.....   (16.20%)   31.61%      --      --       --       --       --       --       --       --
Alger American Income and Growth
  Portfolio.........................    (2.89%)   40.19%      --      --       --       --       --       --       --       --
Alger American Small
  Capitalization Portfolio..........   (28.45%)   41.15%      --      --       --       --       --       --       --       --
Goldman Sachs VIT CORE-SM- Large Cap
  Growth Fund.......................   (23.79%)   33.26%      --      --       --       --       --       --       --       --
Goldman Sachs VIT CORE-SM- Small Cap
  Equity Fund.......................     0.08%   15.64%      --       --       --       --       --       --       --       --
Goldman Sachs VIT CORE-SM- U.S.
  Equity Fund.......................   (11.12%)   22.31%      --      --       --       --       --       --       --       --
Goldman Sachs VIT Growth and Income
  Fund..............................    (6.26%)    3.69%      --      --       --       --       --       --       --       --
Goldman Sachs VIT International
  Equity Fund.......................   (14.64%)   29.75%      --      --       --       --       --       --       --       --
J.P. Morgan U.S. Disciplined Equity
  Portfolio.........................   (12.46%)   16.63%      --      --       --       --       --       --       --       --

                                        1990
                                      --------
AIM V.I. Capital Appreciation Fund..       --
AIM V.I. Growth Fund................       --
AIM V.I. Growth and Income Fund.....       --
AIM V.I. International Equity Fund..       --
Alger American Growth Portfolio.....       --
Alger American Income and Growth
  Portfolio.........................       --
Alger American Small
  Capitalization Portfolio..........       --
Goldman Sachs VIT CORE-SM- Large Cap
  Growth Fund.......................       --
Goldman Sachs VIT CORE-SM- Small Cap
  Equity Fund.......................       --
Goldman Sachs VIT CORE-SM- U.S.
  Equity Fund.......................       --
Goldman Sachs VIT Growth and Income
  Fund..............................       --
Goldman Sachs VIT International
  Equity Fund.......................       --
J.P. Morgan U.S. Disciplined Equity
  Portfolio.........................       --

J.P. Morgan International
  Opportunities Portfolio...........   (17.25%)   34.49%      --      --       --       --       --       --       --       --
J.P. Morgan Small Company
  Portfolio.........................   (12.80%)   42.11%      --      --       --       --       --       --       --       --
Lord Abbett Series Fund Growth and
  Income............................    13.91%   14.85%      --       --       --       --       --       --       --       --
MFS/Sun Life Capital Appreciation
  Series............................   (13.14%)   30.26%   26.39%   20.91%   19.26%   32.07%   (5.44%)   15.84%   11.51%   38.52%
MFS/Sun Life Emerging Growth
  Series............................   (20.49%)   73.02%   31.71%   19.93%   15.20%      --      --       --       --       --
MFS/Sun Life High Yield Series......    (8.24%)    5.25%   (1.00%)   11.48%   10.37%   15.13%   (3.69%)   15.85%   13.21%   45.28%
MFS/Sun Life Utilities Series.......     5.37%   29.32%   15.77%   30.72%   18.54%   30.38%   (6.40%)      --      --       --
MFS/Sun Life Government Securities
  Series............................    10.34%   (3.52%)    6.95%    6.97%   (0.02%)   15.78%   (3.80%)    6.95%    5.09%   13.97%
MFS/Sun Life Total Return Series....    14.92%    1.13%    9.89%   20.02%   12.24%   24.69%   (3.82%)   11.53%    6.80%   19.67%
MFS/Sun Life Massachusetts Investors
  Trust Series......................    (1.54%)    5.42%   21.86%   29.83%   23.38%   35.23%   (2.72%)    6.66%    3.98%      --
MFS/Sun Life New Discovery Series...    (1.26%)   57.68%      --      --       --       --       --       --       --       --
MFS/Sun Life Massachusetts Investors
  Growth Stock Series...............    (7.67%)   33.61%      --      --       --       --       --       --       --       --
OCC Equity Portfolio................     8.13%    0.86%      --       --       --       --       --       --       --       --
OCC Mid Cap Portfolio...............    23.87%   19.68%      --       --       --       --       --       --       --       --
OCC Small Cap Portfolio.............    41.90%   (3.45%)      --      --       --       --       --       --       --       --
OCC Managed Portfolio...............     7.96%    3.28%      --       --       --       --       --       --       --       --
Sun Capital Money Market Fund-SM-...     4.15%    2.93%      --       --       --       --       --       --       --       --
Sun Capital Investment Grade Bond
  Fund-SM-..........................     8.12%   (2.22%)      --      --       --       --       --       --       --       --
Sun Capital Real Estate Fund-SM-....    29.12%   (5.49%)      --      --       --       --       --       --       --       --
SC-SM- Select Equity Fund...........   (11.17%)      --      --       --       --       --       --       --       --       --
SC-SM- Blue Chip Mid Cap Fund.......    22.96%      --       --       --       --       --       --       --       --       --
SC-SM- Investors Foundation Fund....    (7.52%)      --      --       --       --       --       --       --       --       --

J.P. Morgan International
  Opportunities Portfolio...........       --
J.P. Morgan Small Company
  Portfolio.........................       --
Lord Abbett Series Fund Growth and
  Income............................       --
MFS/Sun Life Capital Appreciation
  Series............................   (11.47%)
MFS/Sun Life Emerging Growth
  Series............................       --
MFS/Sun Life High Yield Series......   (15.54%)
MFS/Sun Life Utilities Series.......       --
MFS/Sun Life Government Securities
  Series............................     7.16%
MFS/Sun Life Total Return Series....     1.00%
MFS/Sun Life Massachusetts Investors
  Trust Series......................       --
MFS/Sun Life New Discovery Series...       --
MFS/Sun Life Massachusetts Investors
  Growth Stock Series...............       --
OCC Equity Portfolio................       --
OCC Mid Cap Portfolio...............       --
OCC Small Cap Portfolio.............       --
OCC Managed Portfolio...............       --
Sun Capital Money Market Fund-SM-...       --
Sun Capital Investment Grade Bond
  Fund-SM-..........................       --
Sun Capital Real Estate Fund-SM-....       --
SC-SM- Select Equity Fund...........       --
SC-SM- Blue Chip Mid Cap Fund.......       --
SC-SM- Investors Foundation Fund....       --

      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      BASIC DEATH BENEFIT

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

     (1) the value of the Contract on the Death Benefit Date;

     (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date; and

     (3) your total purchase payments (adjusted for partial withdrawals) calculated as of the Death Benefit Date.

      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account value.

      OPTIONAL DEATH BENEFIT RIDERS

      Subject to availability in your state, if you are 79 or younger when we issue your Contract, you may enhance this basic death benefit by electing one or more of the following optional death benefit riders. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      If you elect the Maximum Anniversary Account Value Rider, the death benefit is the greater of:

     - the amount payable under the basic death benefit above, or

     - your highest Contract value on any Account Anniversary before your 81st birthday, adjusted for any subsequent purchase payments, partial withdrawals, and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      If you elect the 5% Premium Roll-Up Rider, the death benefit is

     - the amount payable under the basic death benefit above, or

     - the sum of your total purchase payment plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at a rate of 5% per year on purchase payments and transfers to the Variable Account while they remain in the Variable Account. The 5% accruals will continue until the earlier of:

     - the first day of the month following your 80th birthday, or

     - the day the death benefit amount under this rider equals twice the total of the purchase payments and transferred amounts adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

     - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER*

      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

     - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

*See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER*

      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

     - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER*

      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

     - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus

*See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

      the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

      If your spouse is your beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the value of your Contract will be equal to your Contract's death benefit amount. All Contract provisions, including any death benefit riders you selected, will continue as if your spouse purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating the death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

      10. OTHER INFORMATION

      PURCHASE PAYMENT INTEREST. We credit your Contract with interest at a rate of 2% to 5% of each purchase payment based upon the interest rate option you chose when you apply for your Contract. In the future, we may make additional interest rate options available, at our discretion, to new Participants.

      FREE LOOK. Depending upon applicable state or federal law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract less any "adjusted" purchase payment interest as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, based upon applicable state or federal law, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have a tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax-deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether or not the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment. If this Contract is being considered as a replacement of another contract, you should compare this Contract's benefits and charges against the benefits and charges of the contract that is being replaced.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation or an acknowledgment of transactions within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge. These features may be started or discontinued at any time by either you or the Company with at least 30 days notice.

      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.

      ASSET ALLOCATION -- This program rebalances your Account balance based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAM -- These programs allow you to receive monthly, quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAMS -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      PRINCIPAL RETURNS PROGRAM -- This program guarantees the return of your purchase payment by investing a portion of your investment into a Guarantee Period, and also allows you to allocate a portion of your investment to one or more Sub-Accounts.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 9133
     BOSTON, MASSACHUSETTS 02117
     TELEPHONE: TOLL FREE (888) 786-2435

                                                                      PROSPECTUS
                                                                     MAY 1, 2001

                               FUTURITY ACCOLADE

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

      You may choose among a number of variable investment options and fixed interest options, depending upon when you purchased your Contract. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following mutual funds or series thereof (the "Funds"):

      You can allocate your money among Sub-Accounts investing in the following
Funds:

 AIM VARIABLE INSURANCE FUNDS                    MFS/SUN LIFE SERIES TRUST
   AIM V.I. Capital Appreciation Fund            MFS/Sun Life Capital Appreciation Series
   AIM V.I. Growth Fund                          MFS/Sun Life Emerging Growth Series
   AIM V.I. Growth and Income Fund               MFS/Sun Life Government Securities Series
   AIM V.I. International Equity Fund            MFS/Sun Life High Yield Series
   AIM V.I. Value Fund                           MFS/Sun Life Massachusetts Investors Growth
 THE ALGER AMERICAN FUND                             Stock Series
   Alger American Growth Portfolio               MFS/Sun Life Massachusetts Investors Trust
   Alger American Income and Growth Portfolio        Series
     Series                                      MFS/Sun Life New Discovery Series
   Alger American Small Capitalization           MFS/Sun Life Total Return Series
 Portfolio                                       MFS/Sun Life Utilities Series
 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.    RYDEX VARIABLE TRUST
   Alliance VP Premier Growth Fund               Rydex VT Nova Fund
   Alliance VP Technology Fund                   Rydex VT OTC Fund
   Alliance VP Growth and Income Fund            OCC ACCUMULATION TRUST
   Alliance VP Worldwide Privatization Fund      OCC Equity Portfolio*
   Alliance VP Quasar Fund                       OCC Managed Portfolio*
 GOLDMAN SACHS VARIABLE INSURANCE TRUST          OCC Mid Cap Portfolio*
   VIT CORE-SM- Large Cap Growth Fund            OCC Small Cap Portfolio*
   VIT CORE-SM- U.S. Equity Fund                 SUN CAPITAL ADVISERS TRUST
   VIT CORE-SM- Small Cap Equity Fund**          SC-SM- Davis Financial Fund
   VIT Internet Tollkeeper Fund                  SC-SM- Davis Venture Value Fund
   VIT Capital Growth Fund                       SC-SM- INVESCO Energy Fund
   VIT Growth and Income Fund**                  SC-SM- INVESCO Health Sciences Fund
   VIT International Equity Fund**               SC-SM- INVESCO Technology Fund
   INVESCO Variable Investment Funds, Inc.       SC-SM- INVESCO Telecommunications Fund
   INVESCO VIF Dynamics Fund                     SC-SM- Neuberger Berman Mid Cap Growth Fund
   INVESCO VIF Small Company Growth Fund         SC-SM- Neuberger Berman Mid Cap Value Fund
 J.P. MORGAN SERIES TRUST II                     SC-SM- Value Equity Fund
   J.P. Morgan International Opportunities       SC-SM- Value Managed Fund
     Portfolio**                                 SC-SM- Value Mid Cap Fund
   J.P. Morgan Small Company Portfolio**         SC-SM- Value Small Cap Fund
   J.P. Morgan U.S. Disciplined Equity           SC-SM- Blue Chip Mid Cap Fund
 Portfolio**                                     SC-SM- Investors Foundation Fund
 LORD ABBETT SERIES FUND, INC.                   SC-SM- Select Equity Fund
   Lord Abbett Series Fund Mid Cap Value         Sun Capital Investment Grade Bond Fund-SM-
   Lord Abbett Series Fund Growth and Income     Sun Capital Money Market Fund-SM-
   Lord Abbett Series Fund International         Sun Capital Real Estate Fund-SM-
 FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
   Fidelity VIP Contrafund-TM- Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Overseas Portfolio

------------------------

*   Not available to Contracts issued on or after July 17, 2000.

**  Not available to Contracts issued on or after May 1, 2001.

      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      PLEASE READ THIS PROSPECTUS AND THE FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE FUNDS.

      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI
is on page   of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website
(http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSES ASSOCIATED WITH CONTRACTS OFFERING A BONUS CREDIT MAY BE HIGHER THAN THOSE ASSOCIATED WITH CONTRACTS THAT DO NOT OFFER A BONUS CREDIT. THE BONUS CREDIT MAY BE MORE THAN OFFSET BY THE CHARGES ASSOCIATED WITH THE CREDIT.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
           C/O RETIREMENT PRODUCTS AND SERVICES
           P.O. BOX 9133
           BOSTON, MASSACHUSETTS 02117

                               TABLE OF CONTENTS

                                                                PAGE
Special Terms                                                        5
Expense Summary                                                      5
Summary of Contract Expenses                                         5
Underlying Fund Annual Expenses                                      6
Examples                                                            10
Condensed Financial Information                                     15
The Annuity Contract                                                15
Communicating To Us About Your Contract                             16
Sun Life Assurance Company of Canada (U.S.)                         16
The Variable Account                                                16
Variable Account Options: The Funds                                 17
The Fixed Account                                                   22
The Fixed Account Options: The Guarantee Periods                    22
The Accumulation Phase                                              22
    Issuing Your Contract                                           23
    Amount and Frequency of Purchase Payments                       23
    Allocation of Net Purchase Payments                             23
    Your Account                                                    23
    Your Account Value                                              23
    Purchase Payment Interest                                       23
    Variable Account Value                                          24
    Fixed Account Value                                             25
    Transfer Privilege                                              26
    Waivers; Reduced Charges; Credits; Bonus Guaranteed
     Interest Rates                                                 27
    Optional Programs                                               27
Withdrawals, Withdrawal Charge and Market Value Adjustment          29
    Cash Withdrawals                                                29
    Withdrawal Charge                                               30
    Types of Withdrawals Not Subject to Withdrawal Charge           31
    Market Value Adjustment                                         32
Contract Charges                                                    33
    Account Fee                                                     33
    Administrative Expense Charge                                   33
    Mortality and Expense Risk Charge                               33
    Charges for Optional Death Benefit Riders                       34
    Premium Taxes                                                   34
    Fund Expenses                                                   34
    Modification in the Case of Group Contracts                     34
Death Benefit                                                       34
    Amount of Death Benefit                                         34
    The Basic Death Benefit                                         35
    Optional Death Benefit Riders                                   35
    Spousal Continuance                                             37
    Calculating the Death Benefit                                   37
    Method of Paying Death Benefit                                  38
    Non-Qualified Contracts                                         38
    Selection and Change of Beneficiary                             39
    Payment of Death Benefit                                        39
    Due Proof of Death                                              39
The Income Phase -- Annuity Provisions                              39
    Selection of the Annuitant or Co-Annuitant                      39
    Selection of the Annuity Commencement Date                      40
    Annuity Options                                                 40
    Selection of Annuity Option                                     41

    Amount of Annuity Payments                                      41
    Exchange of Variable Annuity Units                              42
    Account Fee                                                     42
    Annuity Payment Rates                                           42
    Annuity Options as Method of Payment for Death Benefit          43
Other Contract Provisions                                           43
    Exercise of Contract Rights                                     43
    Change of Ownership                                             43
    Voting of Fund Shares                                           43
    Periodic Reports                                                44
    Substitution of Securities                                      44
    Change in Operation of Variable Account                         45
    Splitting Units                                                 45
    Modification                                                    45
    Discontinuance of New Participants                              45
    Reservation of Rights                                           45
    Right to Return                                                 46
Tax Considerations                                                  46
    U.S. Federal Income Tax Considerations                          46
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          46
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      46
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   47
        DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   47
        WITHHOLDING                                                 48
        INVESTMENT DIVERSIFICATION AND CONTROL                      48
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     48
        QUALIFIED RETIREMENT PLANS                                  48
        PENSION AND PROFIT-SHARING PLANS                            49
        TAX-SHELTERED ANNUITIES                                     49
        INDIVIDUAL RETIREMENT ACCOUNTS                              49
        ROTH IRAS                                                   50
        STATUS OF OPTIONAL DEATH BENEFIT RIDERS                     50
    Puerto Rico Tax Considerations                                  50
Administration of the Contracts                                     51
Distribution of the Contracts                                       51
Performance Information                                             51
Available Information                                               52
Incorporation of Certain Documents by Reference                     53
State Regulation                                                    53
Legal Proceedings                                                   54
Accountants                                                         54
Financial Statements                                                54
Table of Contents of Statement of Additional Information            54
Appendix A -- Glossary                                              56
Appendix B -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   59
Appendix C -- Calculation of Basic Death Benefit                    62
Appendix D -- Calculation of Earnings Enhancement Optional
 Death Benefit                                                      63
Appendix E -- Calculation of Death Benefit When EEB and MAV
 and 5% Roll-Up Riders Are Selected                                 65
Appendix F -- Calculation of Earnings Enhancement Plus
 Optional Death Benefit                                             66
Appendix G -- Calculation of Earnings Enhancement Plus With
 MAV Optional Death Benefit                                         67
Appendix H -- Calculation of Earnings Enhancement Plus With
 5% Roll-Up Optional Death Benefit                                  68
Appendix I -- Calculation for Purchase Payment Interest
 (Bonus Credit)                                                     69
Appendix J -- Condensed Financial Information - Accumulation
 Unit Values                                                        71

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, we may deduct premium taxes, where required by state law.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................  $   0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of complete Account Years Purchase Payment in
    Account
    0-1.....................................................      8%
    1-2.....................................................      8%
    2-3.....................................................      7%
    3-4.....................................................      7%
    4-5.....................................................      6%
    5-6.....................................................      5%
    6-7.....................................................      4%
    7 or more...............................................      0%
Transfer Fee (2)............................................  $  15
ANNUAL ACCOUNT FEE per Contract or Certificate (3)..........  $  50
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)

 Mortality and Expense Risk Charge.......  1.30%
 Administrative Expenses Charge..........  0.15%
                                           ----
 Total Variable Annuity Annual
 Expenses................................  1.45%

DEATH BENEFIT CHARGE (if one or more of the optional death benefit riders is elected)

                                % OF AVERAGE
     RIDER(S) ELECTED(4)        DAILY VALUE
     -------------------        ------------
            "EEB"                  0.15%
            "MAV"                  0.15%
         "5% Roll-Up"              0.15%
       "EEB" and "MAV"             0.25%
    "EEB" and "5% Roll-Up"         0.25%
    "MAV" and "5% Roll-Up"         0.25%
          "EEB Plus"               0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                0.40%
        "EEB Plus MAV"             0.40%
    "EEB Plus 5% Roll-Up"          0.40%

------------------------
(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.
(2) Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.
(3) The annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed annually, but it will never exceed $50.
(4) The optional death benefit riders are defined under "Death Benefit."

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)

                                                                                                TOTAL ANNUAL FUND
                                                          OTHER FUND                             EXPENSES AFTER
                                          MANAGEMENT    EXPENSES AFTER      12B-1 OR               AND BEFORE
FUND                                         FEES      REIMBURSEMENT(2)   SERVICE FEES          REIMBURSEMENT(2)
----                                      ----------   ----------------   ------------   -------------------------------
AIM V.I. Capital Appreciation Fund......    0.61%           0.21%                        0.82%
AIM V.I. Growth Fund....................    0.61%           0.22%                        0.83%
AIM V.I. Growth and Income Fund.........    0.60%           0.24%                        0.84%
AIM V.I. International Equity Fund......    0.73%           0.29%                        1.02%
AIM V.I. Value Fund.....................    0.61%           0.23%                        0.84%
Alger American Growth Portfolio.........    0.75%           0.04%                        0.79%
Alger American Income and Growth Portfo-
 lio....................................    0.62%           0.08%                        0.70%
Alger American Small Capitalization
 Portfolio..............................    0.85%           0.05%                        0.90%
Alliance VP Premier Growth Fund (3).....    1.00%           0.05%            0.25%       1.30%
Alliance VP Technology Fund (3).........    0.97%           0.09%            0.25%       1.31% [1.33%]
Alliance VP Growth and Income
 Fund (3)...............................    0.63%           0.07%            0.25%       0.95%
Alliance VP Worldwide Privatization
 Fund (3)...............................    0.51%           0.44%            0.25%       1.20% [1.80%]
Alliance VP Quasar Fund (3).............    0.81%           0.14%            0.25%       1.20% [1.41%]
Goldman Sachs VIT CORE-SM- Large Cap
 Growth Fund (4)........................    0.70%           0.20%                        0.90% [1.23%]
Goldman Sachs VIT CORE-SM- Small Cap
 Equity Fund (4)........................    0.75%           0.25%                        1.00% [1.55%]
Goldman Sachs VIT CORE-SM- U.S. Equity
 Fund (4)...............................    0.70%           0.20%                        0.90% [1.52%]
Goldman Sachs VIT Internet Tollkeeper
 Fund (4)...............................    1.00%           0.25%                        1.25% [5.62%]
Goldman Sachs VIT Capital Growth
 Fund (4)...............................    0.75%           0.25%                        1.00% [1.84%]
Goldman Sachs VIT Growth and Income
 Fund (4)...............................    0.75%           0.25%                        1.00% [1.22%]
Goldman Sachs VIT International Equity
 Fund (4)...............................    1.00%           0.35%                        1.35% [1.99%]
INVESCO VIF Dynamics Fund (5)...........    0.75%           0.09%            0.25%       1.09%
INVESCO VIF Small Company Growth
 Fund (5)...............................    0.75%           0.37%            0.25%       1.37% [1.43%]
J.P. Morgan International Opportunities
 Portfolio (6)..........................    0.60%           0.60%                        1.20% [1.73%]
J.P. Morgan Small Company
 Portfolio (6)..........................    0.60%           0.55%                        1.15% [1.32%]
J.P. Morgan U.S. Disciplined Equity
 Portfolio (6)..........................    0.35%           0.50%                        0.85%
Lord Abbett Series Fund Mid Cap
 Value (7)..............................    0.75%           0.10%            0.25%       1.10% [1.56%]
Lord Abbett Series Fund Growth and
 Income (7).............................    0.50%           0.27%            0.25%       1.02%
Lord Abbett Series Fund
 International (7)......................    1.00%           0.10%            0.25%       1.35% [2.37%]
Fidelity VIP Contrafund-TM-
 Portfolio (8)..........................    0.57%           0.10%            0.25%       0.92%
Fidelity VIP Growth Portfolio (8).......    0.57%           0.09%            0.25%       0.91%
Fidelity VIP Overseas Portfolio (8).....    0.72%           0.18%            0.25%       1.15%
MFS/Sun Life Capital Appreciation
 Series (9).............................    0.71%           0.04%                        0.75%
MFS/Sun Life Emerging Growth
 Series (9).............................    0.69%           0.05%                        0.74%
MFS/Sun Life Government Securities
 Series.................................    0.55%           0.07%                        0.62%

                                                                                                TOTAL ANNUAL FUND
                                                          OTHER FUND                             EXPENSES AFTER
                                          MANAGEMENT    EXPENSES AFTER      12B-1 OR               AND BEFORE
FUND                                         FEES      REIMBURSEMENT(2)   SERVICE FEES          REIMBURSEMENT(2)
----                                      ----------   ----------------   ------------   -------------------------------
MFS/Sun Life High Yield Series (9)......    0.75%           0.08%                        0.83%
MFS/Sun Life Massachusetts Investors
 Growth Stock Series....................    0.75%           0.06%                        0.81%
MFS/Sun Life Massachusetts Investors
 Trust Series (9).......................    0.55%           0.05%                        0.60%
MFS/Sun Life New Discovery Series.......    0.90%           0.09%                        0.99%
MFS/Sun Life Total Return Series (9)....    0.66%           0.04%                        0.70%
MFS/Sun Life Utilities Series (9).......    0.72%           0.08%                        0.80%
Rydex VT Nova Fund......................    0.75%           0.42%            0.25%       1.42%
Rydex VT OTC Fund.......................    0.75%           0.46%            0.25%       1.46%
OCC Equity Portfolio (10)...............    0.80%           0.15%                        0.95%
OCC Managed Portfolio (10)..............    0.78%           0.08%                        0.86%
OCC Mid Cap Portfolio (10)..............    0.80%           0.20%                        1.00%
OCC Small Cap Portfolio (10)............    0.80%           0.10%                        0.90%
SC-SM- Davis Financial Fund (11)(12)....    0.75%           0.15%                        0.90% [5.50%]
SC-SM- Davis Venture Value
 Fund (11)(12)..........................    0.75%           0.15%                        0.90% [3.20%]
SC-SM- INVESCO Energy Fund (11)(13).....    1.05%           0.20%                        1.25% [5.00%]
SC-SM- INVESCO Health Sciences
 Fund (11)(13)..........................    1.05%           0.20%                        1.25% [5.00%]
SC-SM- INVESCO Telecommunications
 Fund (11)(13)..........................    1.05%           0.20%                        1.25% [5.00%]
SC-SM- INVESCO Technology
 Fund (11)(13)..........................    1.05%           0.20%                        1.25% [5.00%]
SC-SM- Neuberger Berman Mid Cap Growth
 Fund (11)(14)..........................    0.95%           0.15%                        1.10% [5.00%]
SC-SM- Neuberger Berman Mid Cap Value
 Fund (11)(14)..........................    0.95%           0.15%                        1.10% [5.00%]
SC-SM- Value Equity Fund (11)(15).......    0.80%           0.10%                        0.90% [7.65%]
SC-SM- Value Managed Fund (11)(15)......    0.80%           0.10%                        0.90% [7.84%]
SC-SM- Value Mid Cap Fund (11)(15)......    0.80%           0.20%                        1.00% [4.27%]
SC-SM- Value Small Cap Fund (11)(15)....    0.80%           0.20%                        1.00% [5.02%]
SC-SM- Blue Chip Mid Cap
 Fund (11)(16)..........................    0.80%           0.20%                        1.00% [1.96%]
SC-SM- Investors Foundation
 Fund (11)(16)..........................    0.75%           0.15%                        0.90% [3.99%]
SC-SM- Select Equity Fund (11)(16)......    0.75%           0.15%                        0.90% [2.44%]
Sun Capital Investment Grade Bond
 Fund-SM- (11)..........................    0.60%           0.15%                        0.75% [1.31%]
Sun Capital Money Market
 Fund-SM- (11)..........................    0.50%           0.15%                        0.65% [1.22%]
Sun Capital Real Estate
 Fund-SM- (11)..........................    0.95%           0.30%                        1.25% [2.67%]

------------------------

(1) The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectuses for more information about Fund expenses.

(2) All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2000, except that (a) the expense figures shown for SC-SM- INVESCO Energy Fund, SC-SM- INVESCO Health Sciences Fund, SC-SM- INVESCO Telecommunications Fund, SC-SM- INVESCO Technology Fund, SC-SM- Neuberger Berman Mid Cap Growth Fund, and
    SC-SM- Neuberger Berman Mid Cap Value Fund are estimates for the year 2001 and (b) certain information relating to the Lord Abbett Series Fund has been restated as described in note (7) below. No actual expense figures are shown for the Funds listed in (a) because they commenced operations in May of 2001, and, therefore, have less than 10 months of investment experience.

(3) For the year ended December 31, 2000, the investment advisor has voluntarily agreed to waive fund expenses to the extent such expenses exceed the "Total Fund Annual Expenses" shown in the table.

(4) The investment advisers to the following Goldman Sachs VIT Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest, and brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed a certain percentage per annum of such Funds' average daily net assets:

Goldman Sachs VIT CORE-SM- Large Capital Growth Fund........    0.20%
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    0.25%
Goldman Sachs VIT CORE-SM- U.S. Equity Fund                     0.20%
Goldman Sachs VIT Growth and Income Fund....................    0.25%
Goldman Sachs VIT International Equity Fund.................    0.35%

   Fee waivers and expense reimbursements for the Goldman Sachs VIT Funds may be discontinued at any time.

(5) The INVESCO VIF Dynamics and INVESCO VIF Small Company Growth Funds' actual "Other Fund Expenses" and "Total Annual Fund Expenses" were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(6) Through fiscal year 2000, an affiliate of the adviser has agreed to reimburse the Fund to the extent certain expenses exceed the following percentages of the Fund's average daily net assets:

J.P. Morgan U.S. Disciplined Equity Portfolio...............    0.85%
J.P. Morgan International Opportunities Portfolio...........    1.20%
J.P. Morgan Small Company Portfolio.........................    1.15%

(7) For the year ended December 31, 2000, Lord, Abbett & Co. voluntarily waived its management fees of 0.75% of average daily net assets of Mid Cap Value Portfolio and 1.00% of average daily net assets of International Portfolio and voluntarily reimbursed all other fund expenses of the Mid Cap Value Portfolio and the International Portfolio. For the year 2001, Lord,
    Abbett & Co. does not intend to waive it management fees for these Portfolios but has agreed formally to continue to reimburse a portion of the Mid Cap Value Portfolio's and International Portfolio's expenses to the extent necessary to maintain its "Other Fund Expenses After Reimbursement" and "12b-1 or Service Fees" at an aggregate of 0.35% of its average net assets. In light of these developments, the information in the chart above relating to these portfolios has been restated to reflect the fees that are expected to be applicable during 2001.

(8) Actual annual operating expenses of the Fidelity Funds were lower than those shown in the table because a portion of the brokerage commissions that each Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Fidelity may terminate the expense reimbursement at any time. Had these reductions been taken into account, total expenses would have been lower: 0.90% for VIP Contrafund-TM-, 0.90% for VIP Growth, and 1.13% for VIP Overseas.

(9) The MFS/SUN Life Series Trust has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangement (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Fund Annual Expenses" would have been lower for certain series:

MFS/Sun Life Capital Appreciation Series....................    0.74%
MFS/Sun Life Emerging Growth Series.........................    0.73%
MFS/Sun Life High Yield Series..............................    0.82%
MFS/Sun Life Massachusetts Investors Trust Series...........    0.59%
MFS/Sun Life Total Return Series............................    0.69%
MFS/Sun Life Utilities Series...............................    0.79%

(10) The management fee for the OCC Equity Portfolio, the OCC Managed Portfolio, the OCC Mid Cap Portfolio, and the OCC Small Cap Portfolio decreases to 0.75% as the daily net assets of each Portfolio exceed $400 million, and decreases to 0.70% as the daily net assets of each Portfolio exceed
    $800 million. Total Portfolio expenses for the OCC Equity, Managed, Mid Cap and Small Cap Portfolios are limited by the investment manager so that their respective annualized operating expenses (net of any expense offset) do not exceed 1.00% of average daily net assets. If such limitation was not in effect, the expenses for the OCC Mid Cap Portfolio for the year ended December 31, 2000 would have been 1.36%.

(11) For the year ended December 31, 2000, the investment adviser waived all investment advisory fees of all Funds other than Sun Capital Investment Grade Bond Fund-SM-, for which the investment adviser waived a portion of its fees. Fee waivers and expense reimbursements for the Sun Capital Funds may be discontinued at any time after May 1, 2002. To the extent that the expense ratio of any Fund in the Sun Capital Advisers Trust falls below the Fund's expense limit, the Fund's adviser reserves the right to be reimbursed for management fees waived and Fund expenses paid by it during the prior two years.

(12) The management fee for each of the SC-SM- Davis Funds decreases to 0.70% as the daily net assets of each Fund exceed $500 million.

(13) The management fee for each of the SC-SM- INVESCO Funds decreases to 1.00% as the daily net assets of the Funds exceed $750 million.

(14) The management fee for each of the SC-SM- Neuberger Berman Funds decreases to 0.90% as the daily net assets of the Funds exceed $750 million.

(15) The management fee for each of the SC-SM- Value Funds decreases to 0.75% as the daily net assets of each Fund exceed $400 million, and decreases to 0.70% as the daily net assets of each Fund exceed $800 million.

(16) The management fees for each of the SC-SM- Blue Chip Mid Cap Fund, the SC-SM- Investors Foundation Fund, and the SC-SM- Select Equity Fund decreases to 0.75%, 0.70%, and 0.70% respectively, as the daily net assets of each Fund exceed $300 million.

                                    EXAMPLES

      If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................    $ 96       $138       $183       $282
AIM V.I. Growth Fund........................................    $ 97       $139       $184       $283
AIM V.I. Growth and Income Fund.............................    $ 97       $139       $184       $284
AIM V.I. International Equity Fund..........................    $ 99       $145       $194       $302
AIM V.I. Value Fund.........................................    $ 97       $139       $184       $284
Alger American Growth Portfolio.............................    $ 96       $138       $182       $279
Alger American Income and Growth Portfolio..................    $ 95       $135       $177       $269
Alger American Small Capitalization Portfolio...............    $ 97       $141       $187       $290
Alliance VP Premier Growth Fund.............................    $101       $153       $208       $330
Alliance VP Technology Fund.................................    $101       $153       $208       $331
Alliance VP Growth and Income Fund..........................    $ 98       $142       $190       $295
Alliance VP Worldwide Privatization Fund....................    $100       $150       $203       $320
Alliance VP Quasar Fund.....................................    $100       $150       $203       $320
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............    $ 97       $141       $187       $290
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $ 98       $144       $193       $300
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $ 97       $141       $187       $290
Goldman Sachs VIT Internet Tollkeeper Fund..................    $101       $152       $205       $325
Goldman Sachs VIT Capital Growth Fund.......................    $ 98       $144       $193       $300
Goldman Sachs VIT Growth and Income Fund....................    $ 98       $144       $193       $300
Goldman Sachs VIT International Equity Fund.................    $102       $155       $210       $335
INVESCO VIF Dynamics Fund...................................    $ 99       $147       $197       $309
INVESCO VIF Small Company Growth Fund.......................    $102       $155       $211       $337
J.P. Morgan International Opportunities Portfolio...........    $100       $150       $203       $320
J.P. Morgan Small Company Portfolio.........................    $100       $149       $200       $315
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $ 97       $139       $185       $285
Lord Abbett Series Fund Mid Cap Value.......................    $ 99       $147       $198       $310
Lord Abbett Series Fund Growth and Income...................    $ 99       $145       $194       $302
Lord Abbett Series Fund International.......................    $102       $155       $210       $335
Fidelity VIP Contrafund-TM- Portfolio.......................    $ 98       $141       $188       $292
Fidelity VIP Growth Portfolio...............................    $ 97       $141       $188       $291
Fidelity VIP Overseas Portfolio.............................    $100       $149       $200       $315
MFS/Sun Life Capital Appreciation Series....................    $ 96       $136       $180       $275
MFS/Sun Life Emerging Growth Series.........................    $ 96       $136       $179       $274
MFS/Sun Life Government Securities Series...................    $ 94       $132       $173       $261
MFS/Sun Life High Yield Series..............................    $ 97       $139       $184       $283
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $ 96       $138       $183       $281
MFS/Sun Life Massachusetts Investors Trust Series...........    $ 94       $132       $172       $259
MFS/Sun Life New Discovery Series...........................    $ 98       $144       $192       $299
MFS/Sun Life Total Return Series............................    $ 95       $135       $177       $269
MFS/Sun Life Utilities Series...............................    $ 96       $138       $182       $280
Rydex VT Nova Fund..........................................    $103       $157       $214       $342
Rydex VT OTC Fund...........................................    $103       $158       $216       $346
OCC Equity Portfolio........................................    $ 98       $142       $190       $295
OCC Managed Portfolio.......................................    $ 97       $140       $185       $286
OCC Mid Cap Portfolio.......................................    $ 98       $144       $193       $300
OCC Small Cap Portfolio.....................................    $ 97       $141       $187       $290
SC-SM- Davis Financial Fund.................................    $ 97       $141       $187       $290
SC-SM- Davis Venture Value Fund.............................    $ 97       $141       $187       $290

SC-SM- INVESCO Energy Fund..................................    $101       $152       $205       $325
SC-SM- INVESCO Health Science Fund..........................    $101       $152       $205       $325
SC-SM- INVESCO Telecommunications Fund......................    $101       $152       $205       $325
SC-SM- INVESCO Technology Fund..............................    $101       $152       $205       $325
SC-SM- Neuberger Berman Mid Cap Growth Fund.................    $ 99       $147       $198       $310
SC-SM- Neuberger Berman Mid Cap Value Fund..................    $ 99       $147       $198       $310
SC-SM- Value Equity Fund....................................    $ 97       $141       $187       $290
SC-SM- Value Managed Fund...................................    $ 97       $141       $187       $290
SC-SM- Value Mid Cap Fund...................................    $ 98       $144       $193       $300
SC-SM- Value Small Cap Fund.................................    $ 98       $144       $193       $300
SC-SM- Blue Chip Mid Cap Fund...............................    $ 98       $144       $193       $300
SC-SM- Investors Foundation Fund............................    $ 97       $141       $187       $290
SC-SM- Select Equity Fund...................................    $ 97       $141       $187       $290
Sun Capital Investment Grade Bond Fund-SM-..................    $ 96       $136       $180       $275
Sun Capital Money Market Fund-SM-...........................    $ 95       $133       $175       $264
Sun Capital Real Estate Fund-SM-............................    $101       $152       $205       $325

If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................    $101       $151       $204       $322
AIM V.I. Growth Fund........................................    $101       $151       $204       $323
AIM V.I. Growth and Income Fund.............................    $101       $151       $205       $324
AIM V.I. International Equity Fund..........................    $103       $157       $214       $342
AIM V.I. Value Fund.........................................    $101       $151       $205       $324
Alger American Growth Portfolio.............................    $100       $150       $202       $319
Alger American Income and Growth Portfolio..................    $ 99       $147       $198       $310
Alger American Small Capitalization Portfolio...............    $101       $153       $208       $330
Alliance VP Premier Growth Fund.............................    $105       $165       $228       $368
Alliance VP Technology Fund.................................    $106       $165       $228       $369
Alliance VP Growth and Income Fund..........................    $102       $155       $210       $335
Alliance VP Worldwide Privatization Fund....................    $104       $162       $223       $359
Alliance VP Quasar Fund.....................................    $104       $162       $223       $359
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............    $101       $153       $208       $330
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $102       $156       $213       $340
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $101       $153       $208       $330
Goldman Sachs VIT Internet Tollkeeper Fund..................    $105       $164       $225       $364
Goldman Sachs VIT Capital Growth Fund.......................    $102       $156       $213       $340
Goldman Sachs VIT Growth and Income Fund....................    $102       $156       $213       $340
Goldman Sachs VIT International Equity Fund.................    $106       $167       $230       $373
INVESCO VIF Dynamics Fund...................................    $103       $159       $217       $349
INVESCO VIF Small Company Growth Fund.......................    $106       $167       $231       $375
J.P. Morgan International Opportunities Portfolio...........    $104       $162       $223       $359
J.P. Morgan Small Company Portfolio.........................    $104       $161       $220       $354
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $101       $152       $205       $325
Lord Abbett Series Fund Mid Cap Value.......................    $103       $159       $218       $350
Lord Abbett Series Fund Growth and Income...................    $103       $157       $214       $342
Lord Abbett Series Fund International.......................    $106       $167       $230       $373
Fidelity VIP Contrafund-TM- Portfolio.......................    $102       $154       $209       $332
Fidelity VIP Growth Portfolio...............................    $101       $153       $208       $331
Fidelity VIP Overseas Portfolio.............................    $104       $161       $220       $354
MFS/Sun Life Capital Appreciation Series....................    $100       $149       $200       $315
MFS/Sun Life Emerging Growth Series.........................    $100       $148       $200       $314

MFS/Sun Life Government Securities Series...................    $ 99       $145       $194       $302
MFS/Sun Life High Yield Series..............................    $101       $151       $204       $323
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $100       $150       $203       $321
MFS/Sun Life Massachusetts Investors Trust Series...........    $ 98       $144       $193       $300
MFS/Sun Life New Discovery Series...........................    $102       $156       $212       $339
MFS/Sun Life Total Return Series............................    $ 99       $147       $198       $310
MFS/Sun Life Utilities Series...............................    $100       $150       $203       $320
Rydex VT Nova Fund..........................................    $107       $169       $233       $380
Rydex VT OTC Fund...........................................    $107       $170       $235       $383
OCC Equity Portfolio........................................    $102       $155       $210       $335
OCC Managed Portfolio.......................................    $101       $152       $206       $326
OCC Mid Cap Portfolio.......................................    $102       $156       $213       $340
OCC Small Cap Portfolio.....................................    $101       $153       $208       $330
SC-SM- Davis Financial Fund.................................    $101       $153       $208       $330
SC-SM- Davis Venture Value Fund.............................    $101       $153       $208       $330
SC-SM- INVESCO Energy Fund..................................    $105       $164       $225       $364
SC-SM- INVESCO Health Science Fund..........................    $105       $164       $225       $364
SC-SM- INVESCO Telecommunications Fund......................    $105       $164       $225       $364
SC-SM- INVESCO Technology Fund..............................    $105       $164       $225       $364
SC-SM- Neuberger Berman Mid Cap Growth Fund.................    $103       $159       $218       $350
SC-SM- Neuberger Berman Mid Cap Value Fund..................    $103       $159       $218       $350
SC-SM- Value Equity Fund....................................    $101       $153       $208       $330
SC-SM- Value Managed Fund...................................    $101       $153       $208       $330
SC-SM- Value Mid Cap Fund...................................    $102       $156       $213       $340
SC-SM- Value Small Cap Fund.................................    $102       $156       $213       $340
SC-SM- Blue Chip Mid Cap Fund...............................    $102       $156       $213       $340
SC-SM- Investors Foundation Fund............................    $101       $153       $208       $330
SC-SM- Select Equity Fund...................................    $101       $153       $208       $330
Sun Capital Investment Grade Bond Fund-SM-..................    $100       $149       $200       $315
Sun Capital Money Market Fund-SM-...........................    $ 99       $145       $195       $305
Sun Capital Real Estate Fund-SM-............................    $105       $164       $225       $364

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................    $24        $75        $129       $282
AIM V.I. Growth Fund........................................    $25        $76        $130       $283
AIM V.I. Growth and Income Fund.............................    $25        $76        $130       $284
AIM V.I. International Equity Fund..........................    $27        $82        $140       $302
AIM V.I. Value Fund.........................................    $25        $76        $130       $284
Alger American Growth Portfolio.............................    $24        $75        $128       $279
Alger American Income and Growth Portfolio..................    $23        $72        $123       $269
Alger American Small Capitalization Portfolio...............    $25        $78        $133       $290
Alliance VP Premier Growth Fund.............................    $29        $90        $154       $330
Alliance VP Technology Fund.................................    $29        $90        $154       $331
Alliance VP Growth and Income Fund..........................    $26        $79        $136       $295
Alliance VP Worldwide Privatization Fund....................    $28        $87        $149       $320
Alliance VP Quasar Fund.....................................    $28        $87        $149       $320
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............    $25        $78        $133       $290
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $26        $81        $139       $300
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $25        $78        $133       $290
Goldman Sachs VIT Internet Tollkeeper Fund..................    $29        $89        $151       $325
Goldman Sachs VIT Capital Growth Fund.......................    $26        $81        $139       $300
Goldman Sachs VIT Growth and Income Fund....................    $26        $81        $139       $300

Goldman Sachs VIT International Equity Fund.................    $30        $92        $156       $335
INVESCO VIF Dynamics Fund...................................    $27        $84        $143       $309
INVESCO VIF Small Company Growth Fund.......................    $30        $92        $157       $337
J.P. Morgan International Opportunities Portfolio...........    $28        $87        $149       $320
J.P. Morgan Small Company Portfolio.........................    $28        $86        $146       $315
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $25        $76        $131       $285
Lord Abbett Series Fund Mid Cap Value.......................    $27        $84        $144       $310
Lord Abbett Series Fund Growth and Income...................    $27        $82        $140       $302
Lord Abbett Series Fund International.......................    $30        $92        $156       $335
Fidelity VIP Contrafund-TM- Portfolio.......................    $26        $78        $134       $292
Fidelity VIP Growth Portfolio...............................    $25        $78        $134       $291
Fidelity VIP Overseas Portfolio.............................    $28        $86        $146       $315
MFS/Sun Life Capital Appreciation Series....................    $24        $73        $126       $275
MFS/Sun Life Emerging Growth Series.........................    $24        $73        $125       $274
MFS/Sun Life Government Securities Series...................    $22        $69        $119       $261
MFS/Sun Life High Yield Series..............................    $25        $76        $130       $283
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $24        $75        $129       $281
MFS/Sun Life Massachusetts Investors Trust Series...........    $22        $69        $118       $259
MFS/Sun Life New Discovery Series...........................    $26        $81        $138       $299
MFS/Sun Life Total Return Series............................    $23        $72        $123       $269
MFS/Sun Life Utilities Series...............................    $24        $75        $128       $280
Rydex VT Nova Fund..........................................    $31        $94        $160       $342
Rydex VT OTC Fund...........................................    $31        $95        $162       $346
OCC Equity Portfolio........................................    $26        $79        $136       $295
OCC Managed Portfolio.......................................    $25        $77        $131       $286
OCC Mid Cap Portfolio.......................................    $26        $81        $139       $300
OCC Small Cap Portfolio.....................................    $25        $78        $133       $290
SC-SM- Davis Financial Fund.................................    $25        $78        $133       $290
SC-SM- Davis Venture Value Fund.............................    $25        $78        $133       $290
SC-SM- INVESCO Energy Fund..................................    $29        $89        $151       $325
SC-SM- INVESCO Health Science Fund..........................    $29        $89        $151       $325
SC-SM- INVESCO Telecommunications Fund......................    $29        $89        $151       $325
SC-SM- INVESCO Technology Fund..............................    $29        $89        $151       $325
SC-SM- Neuberger Berman Mid Cap Growth Fund.................    $27        $84        $144       $310
SC-SM- Neuberger Berman Mid Cap Value Fund..................    $27        $84        $144       $310
SC-SM- Value Equity Fund....................................    $25        $78        $133       $290
SC-SM- Value Managed Fund...................................    $25        $78        $133       $290
SC-SM- Value Mid Cap Fund...................................    $26        $81        $139       $300
SC-SM- Value Small Cap Fund.................................    $26        $81        $139       $300
SC-SM- Blue Chip Mid Cap Fund...............................    $26        $81        $139       $300
SC-SM- Investors Foundation Fund............................    $25        $78        $133       $290
SC-SM- Select Equity Fund...................................    $25        $78        $133       $290
Sun Capital Investment Grade Bond Fund-SM-..................    $24        $73        $126       $275
Sun Capital Money Market Fund-SM-...........................    $23        $70        $121       $264
Sun Capital Real Estate Fund-SM-............................    $29        $89        $151       $325

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................    $29        $ 88       $150       $322
AIM V.I. Growth Fund........................................    $29        $ 88       $150       $323
AIM V.I. Growth and Income Fund.............................    $29        $ 88       $151       $324
AIM V.I. International Equity Fund..........................    $31        $ 94       $160       $342

AIM V.I. Value Fund.........................................    $29        $ 88       $151       $324
Alger American Growth Portfolio.............................    $28        $ 87       $148       $319
Alger American Income and Growth Portfolio..................    $27        $ 84       $144       $310
Alger American Small Capitalization Portfolio...............    $29        $ 90       $154       $330
Alliance VP Premier Growth Fund.............................    $33        $102       $174       $368
Alliance VP Technology Fund.................................    $34        $102       $174       $369
Alliance VP Growth and Income Fund..........................    $30        $ 92       $156       $335
Alliance VP Worldwide Privatization Fund....................    $32        $ 99       $169       $359
Alliance VP Quasar Fund.....................................    $32        $ 99       $169       $359
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............    $29        $ 90       $154       $330
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $30        $ 93       $159       $340
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $29        $ 90       $154       $330
Goldman Sachs VIT Internet Tollkeeper Fund..................    $33        $101       $171       $364
Goldman Sachs VIT Capital Growth Fund.......................    $30        $ 93       $159       $340
Goldman Sachs VIT Growth and Income Fund....................    $30        $ 93       $159       $340
Goldman Sachs VIT International Equity Fund.................    $34        $104       $176       $373
INVESCO VIF Dynamics Fund...................................    $31        $ 96       $163       $349
INVESCO VIF Small Company Growth Fund.......................    $34        $104       $177       $375
J.P. Morgan International Opportunities Portfolio...........    $32        $ 99       $169       $359
J.P. Morgan Small Company Portfolio.........................    $32        $ 98       $166       $354
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $29        $ 89       $151       $325
Lord Abbett Series Fund Mid Cap Value.......................    $31        $ 96       $164       $350
Lord Abbett Series Fund Growth and Income...................    $31        $ 94       $160       $342
Lord Abbett Series Fund International.......................    $34        $104       $176       $373
Fidelity VIP Contrafund-TM- Portfolio.......................    $30        $ 91       $155       $332
Fidelity VIP Growth Portfolio...............................    $29        $ 90       $154       $331
Fidelity VIP Overseas Portfolio.............................    $32        $ 98       $166       $354
MFS/Sun Life Capital Appreciation Series....................    $28        $ 86       $146       $315
MFS/Sun Life Emerging Growth Series.........................    $28        $ 85       $146       $314
MFS/Sun Life Government Securities Series...................    $27        $ 82       $140       $302
MFS/Sun Life High Yield Series..............................    $29        $ 88       $150       $323
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $28        $ 87       $149       $321
MFS/Sun Life Massachusetts Investors Trust Series...........    $26        $ 81       $139       $300
MFS/Sun Life New Discovery Series...........................    $30        $ 93       $158       $339
MFS/Sun Life Total Return Series............................    $27        $ 84       $144       $310
MFS/Sun Life Utilities Series...............................    $28        $ 87       $149       $320
Rydex VT Nova Fund..........................................    $35        $106       $179       $380
Rydex VT OTC Fund...........................................    $35        $107       $181       $383
OCC Equity Portfolio........................................    $30        $ 92       $156       $335
OCC Managed Portfolio.......................................    $29        $ 89       $152       $326
OCC Mid Cap Portfolio.......................................    $30        $ 93       $159       $340
OCC Small Cap Portfolio.....................................    $29        $ 90       $154       $330
SC-SM- Davis Financial Fund.................................    $29        $ 90       $154       $330
SC-SM- Davis Venture Value Fund.............................    $29        $ 90       $154       $330
SC-SM- INVESCO Energy Fund..................................    $33        $101       $171       $364
SC-SM- INVESCO Health Science Fund..........................    $33        $101       $171       $364
SC-SM- INVESCO Telecommunications Fund......................    $33        $101       $171       $364
SC-SM- INVESCO Technology Fund..............................    $33        $101       $171       $364
SC-SM- Neuberger Berman Mid Cap Growth Fund.................    $31        $ 96       $164       $350
SC-SM- Neuberger Berman Mid Cap Value Fund..................    $31        $ 96       $164       $350
SC-SM- Value Equity Fund....................................    $29        $ 90       $154       $330
SC-SM- Value Managed Fund...................................    $29        $ 90       $154       $330
SC-SM- Value Mid Cap Fund...................................    $30        $ 93       $159       $340
SC-SM- Value Small Cap Fund.................................    $30        $ 93       $159       $340
SC-SM- Blue Chip Mid Cap Fund...............................    $30        $ 93       $159       $340

SC-SM- Investors Foundation Fund............................    $29        $ 90       $154       $330
SC-SM- Select Equity Fund...................................    $29        $ 90       $154       $330
Sun Capital Investment Grade Bond Fund-SM-..................    $28        $ 86       $146       $315
Sun Capital Money Market Fund-SM-...........................    $27        $ 82       $141       $305
Sun Capital Real Estate Fund-SM-............................    $33        $101       $171       $364

      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN. THE EXAMPLES ASSUME THAT ALL CURRENT WAIVERS AND REIMBURSEMENTS CONTINUE THROUGHOUT ALL PERIODS.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix J.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase; you may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other contracts as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (888) 786-2435.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                                   THE FUNDS

      The Contract offers Sub-Accounts that invest in a number of Fund investment options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

      MORE COMPREHENSIVE INFORMATION ABOUT THE FUNDS, INCLUDING A DISCUSSION OF THEIR MANAGEMENT, INVESTMENT OBJECTIVES, EXPENSES, AND POTENTIAL RISKS, IS FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS (THE "FUND PROSPECTUSES"). THE FUND PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE YOU INVEST. A COPY OF EACH FUND PROSPECTUS, AS WELL AS A STATEMENT OF ADDITIONAL INFORMATION FOR EACH FUND, MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY BY CALLING 1-888-388-8748 OR BY WRITING TO SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), C/O RETIREMENT PRODUCTS AND SERVICES, P.O. BOX 9133, BOSTON MASSACHUSETTS 02117.

      The Funds currently available are:

AIM VARIABLE INSURANCE FUNDS (advised by A I M Advisors, Inc.)

     AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital by investing principally in common stocks or companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. GROWTH FUND seeks to achieve growth of capital by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

     AIM V.I. GROWTH AND INCOME FUND seeks to achieve growth of capital with a secondary objective of current income.

     AIM V.I. INTERNATIONAL EQUITY FUND seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. VALUE FUND seeks long-term growth of capital with a secondary objective of current income.

THE ALGER AMERICAN FUND (advised by Fred Alger Management, Inc.)

     ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies which have market capitalizations of $1 billion or more.

     ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in the equity securities of small companies with market capitalizations within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (advised by Alliance Capital Management L.P.)

     ALLIANCE VP PREMIER GROWTH PORTFOLIO seeks to achieve growth of capital by pursuing aggressive investment policies. It invests principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

     ALLIANCE VP TECHNOLOGY PORTFOLIO seeks growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements.

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     ALLIANCE VP GROWTH AND INCOME PORTFOLIO seeks to provide reasonable current income and reasonable opportunities for appreciation by investing primarily in dividend-paying common stocks of good quality.

     ALLIANCE VP WORLDWIDE PRIVATIZATION PORTFOLIO seeks long-term capital appreciation by investing primarily in securities of issuers that are undergoing or have undergone privatizations. The Portfolio seeks to take advantage of investment opportunities that are created by privatizations of state enterprises in both established and developing countries.

     ALLIANCE VP QUASAR PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. It invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects.

GOLDMAN SACHS VARIABLE INSURANCE TRUST ("VIT") (advised by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), except for Goldman Sachs International Equity Fund, which is advised by Goldman Sachs Asset Management International, GSAMI).

     GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

     GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

     GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

     GOLDMAN SACHS VIT INTERNET TOLLKEEPER FUND seeks long-term growth of capital by investing at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of Internet Tollkeeper companies, which are companies in the media, telecommunications, technology and Internet sectors.

     GOLDMAN SACHS VIT CAPITAL GROWTH FUND seeks long-term growth of capital by investing at least 90% of its total assets in equity securities.

     GOLDMAN SACHS VIT GROWTH AND INCOME FUND seeks long-term growth of capital and growth of income.

     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND seeks long-term capital appreciation by investing in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

INVESCO VARIABLE INVESTMENT FUNDS, INC. (advised by INVESCO Funds Group, Inc.)

     INVESCO VIF DYNAMICS FUND seeks to achieve growth of capital by investing primarily in common stocks of companies with market capitalizations between $2 billion and $15 billion at the time of purchase.

     INVESCO VIF SMALL COMPANY GROWTH FUND seeks to achieve growth of capital by investing primarily in equity securities of companies with market capitalizations under $2 billion at the time of purchase.

J.P. MORGAN SERIES TRUST II (advised by J.P. Morgan Investment Management Inc.)

     J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign companies.

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     J.P. MORGAN SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of small company stocks.

     J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO seeks to provide a high total return from a portfolio of selected equity securities.

LORD ABBETT SERIES FUND, INC. (advised by Lord, Abbett & Co.)

     MID CAP VALUE PORTFOLIO seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

     GROWTH AND INCOME PORTFOLIO seeks to provide long-term growth of capital and income without excessive fluctuation in market value.

     INTERNATIONAL PORTFOLIO seeks long-term capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (Advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund-TM- are registered trademarks of FMR Corp.)

     FIDELITY VIP CONTRAFUND-TM- PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks of companies whose stocks are undervalued by the market.

     FIDELITY VIP GROWTH PORTFOLIO seeks to achieve capital appreciation by investing primarily in common stocks with above-average growth potential.

     FIDELITY VIP OVERSEAS PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

MFS/SUN LIFE SERIES TRUST (advised by Massachusetts Financial Services Company, an affiliate of the Company)

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.

     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     NEW DISCOVERY SERIES will seek capital appreciation.

     TOTAL RETURN SERIES will primarily seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

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RYDEX VARIABLE TRUST (advised by Rydex Funds, Inc.)

     RYDEX VT NOVA FUND seeks to provide investment results that correspond to 150% of the daily performance of the S&P 500 Index.

     RYDEX VT OTC FUND seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index.

OCC ACCUMULATION TRUST (advised by OpCap Advisors)

     EQUITY PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

     MANAGED PORTFOLIO seeks to achieve growth of capital over time through investment in a portfolio consisting of common stocks, fixed income securities, and cash equivalents, the percentages of which will vary based on the portfolio manager's assessments of the relative outlook for such investments.

     MID CAP PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of equity securities. The portfolio will invest primarily in companies with market capitalizations of between $500 million and $8 billion.

     SMALL CAP PORTFOLIO seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion.

SUN CAPITAL ADVISERS TRUST-SM- (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Davis Select Advisers, L.P. serves as investment subadviser to SC-SM- Davis Financial Fund and SC-SM- Davis Venture Value Fund; INVESCO Funds Group, Inc. serves as investment subadviser to the SC-SM- INVESCO Energy Fund, SC-SM- INVESCO Health Sciences Fund, SC-SM- INVESCO Technology Fund and SC-SM- INVESCO Telecommunications Fund; Neuberger Berman Management Inc., serves as subadviser to SC-SM- Neuberger Berman Mid Cap Growth Fund and SC-SM-Neuberger Berman Mid Cap Value Fund, OpCap Advisors serves as investment subadviser to SC-SM- Value Equity Fund, SC-SM- Value Managed Fund, SC-SM- Value Mid Cap Fund, and SC-SM- Value Small Cap Fund; Wellington Management Company, LLP serves as investment subadviser to SC-SM- Blue Chip Mid Cap Fund,
SC-SM- Investors Foundation Fund and SC-SM- Select Equity Fund.)

     SC-SM- DAVIS FINANCIAL FUND seeks growth of capital by investing primarily in the common stock of financial services companies.

     SC-SM- DAVIS VENTURE VALUE FUND seeks growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $5 billion.

     SC-SM- INVESCO ENERGY FUND seeks growth by investing primarily in the equity securities of companies doing business in the energy sector.

     SC-SM- INVESCO HEALTH SCIENCES FUND seeks growth by investing primarily in the equity securities of companies doing business in the health sciences sector.

     SC-SM- INVESCO TECHNOLOGY FUND seeks growth by investing primarily in the equity securities of companies doing business in the technology sector.

     SC-SM- INVESCO TELECOMMUNICATIONS FUND primarily seeks growth and, secondarily, seeks income by investing primarily in the equity securities of companies doing business in the telecommunications sector.

     SC-SM- NEUBERGER BERMAN MID CAP GROWTH FUND seeks growth of capital by investing primarily in equity securities of companies with market capitalizations from $1 billion to $12 billion at the time of purchase. The fund's subadviser targets already successful companies that could be even more so.

     SC-SM- NEUBERGER BERMAN MID CAP VALUE FUND seeks growth of capital by investing primarily in equity securities of companies with market capitalizations from $1 billion to $12 billion at the time of purchase. The fund's subadviser looks for well-managed companies whose stock prices are undervalued.

     SC-SM- VALUE EQUITY FUND seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities listed on the New York Stock Exchange.

     SC-SM- VALUE MANAGED FUND seeks growth of capital over time by investing primarily in a portfolio consisting of common stocks, fixed income securities, and cash equivalents. The subadviser will vary the allocation depending on its assessments of the relative values of such investments.

     SC-SM- VALUE MID CAP FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations of between $500 million and $8 billion at time of purchase.

     SC-SM- VALUE SMALL CAP FUND seeks capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.

     SC-SM- BLUE CHIP MID CAP FUND seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's Mid Cap 400 Index.

     SC-SM- INVESTORS FOUNDATION FUND seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index. Investments are selected using a combination of fundamental analysis and quantitative tools.

     SC-SM- SELECT EQUITY FUND seeks long-term capital growth by investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.

     SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- seeks high current income consistent with relative stability of principal by investing at least 80% of its assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds.)

     SUN CAPITAL MONEY MARKET FUND-SM- seeks to maximize current income, consistent with maintaining liquidity and preserving capital, by investing exclusively in high quality U.S. dollar-denominated money market securities.

     SUN CAPITAL REAL ESTATE FUND-SM- primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its assets in securities of real estate investment trusts and other real estate companies.

      The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

      Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts.

These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected in the fee table.

      Certain publically available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

      We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

      We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us written notice of the change, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

PURCHASE PAYMENT INTEREST

      We will credit your Contract with interest at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

    OPTION A: THE 2% FIVE-YEAR ANNIVERSARY INTEREST OPTION -- Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

    OPTION B: THE 3%, 4%, OR 5% INTEREST OPTION -- Under this option we will credit your Contract with interest at the following rates:

      - 3% of each Purchase Payment if the sum of all Purchase Payments, reduced by the sum of all withdrawals (your "Net Purchase Payments"), is less than $100,000 on the day we receive the Purchase Payment;

      - 4% of each Purchase Payment if your Net Purchase Payments is $100,000 or more but less than $500,000 on the day we receive the Purchase Payment; and

      - 5% of each Purchase Payment if your Net Purchase Payments are $500,000 or more on the day we receive the Purchase Payment.

      If you chose this Option B, there may be an additional credit paid at the end of the first Account Year. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to $100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

      We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any additional 1% or 2% interest credit under Option B or any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

      The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix I.

      We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

      We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

      See "Tax Considerations -- Qualified Retirement Plans," if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section
403(b) of the Code.

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable charge for optional death benefit riders. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

      Each additional Purchase Payment, transfer or renewal credited to your Fixed Account value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Renewal Date, unless before the Renewal Date we receive:

      1) written notice from you electing a different Guarantee Period from among those we then offer, or

      2) instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract described below (see "Transfer Privilege.")

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. We will automatically renew your amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

      -  You may not make more than 12 transfers in any Account Year;

      - The amount transferred from a Sub-Account must be at least $1,000, unless you are transferring your entire balance in that Sub-Account;

      -  Your Account Value remaining in a Sub-Account must be at least $1,000;

      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

      - At least 30 days must elapse between transfers to or from Guarantee Periods;

      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

      - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period made more than 30 days before the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed pre-authorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, some of the Funds have reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES

      We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative services charge, or the annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program is treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of 4 asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, the aggressive asset allocation model, and the total equity asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative asset allocation model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the total equity asset allocation model allocating the highest percentage to the equity asset class. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. Additional programs may be available in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. Sun Capital Advisers' Asset Allocation Committee will direct the allocations. By your election of an asset allocation program, you thereby authorize us to automatically reallocate your Account Value on a quarterly basis, or as determined by the terms of the Asset Allocation Program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs are subject to surrender charges. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing these options.

      You may change or stop either program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

      PRINCIPAL RETURNS PROGRAM

      Under the Principal Returns Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment and Purchase Payment Interest (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

      - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

      - When an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations -- Tax-Sheltered Annuities."

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

      (1) your Contract's earnings (defined below) during the prior Account Year; and

      (2) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

      Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

      Your Contract's earnings during the prior Account Year are equal to:

      (a) the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

      (b)  any Purchase Payments made during the prior Account Year, plus

      (c)  any partial withdrawals and charges taken during the prior Account
           Year.

      For an example of how we calculate the "free withdrawal amount," see Appendix C.

      ORDER OF WITHDRAWAL

      When you make a withdrawal, we consider the oldest remaining Purchase Payment to be withdrawn first, then the next oldest, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value and is not subject to a withdrawal charge.

      CALCULATION OF WITHDRAWAL CHARGE

      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down a declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.

   NUMBER OF
 ACCOUNT YEARS
  PAYMENT HAS
     BEEN        WITHDRAWAL
IN YOUR ACCOUNT    CHARGE
---------------  ----------
      0-1            8%
      1-2            8%
      2-3            7%
      3-4            7%
      4-5            6%
      5-6            5%
      6-7            4%
      7+             0%

      For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

      The withdrawal charge will never be greater than 8% of the excess of Purchase Payments you make under your Contract over the "free withdrawal amount," as defined above.

      For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

      For additional examples of how we calculate withdrawal charges, see Appendix C.

TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

      NURSING HOME WAIVER

      If approved by your state, we will waive the withdrawal charge for a full or partial withdrawal if:

      -  at least one year has passed since we issued your Contract, and

      - you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

      An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

      MINIMUM DISTRIBUTIONS

      For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

      OTHER WITHDRAWALS

      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit (except under the Cash Surrender method), or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                                       N/12
                          1 + I
                      (  --------  )        -1
                        1 + J + b

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and

      b is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (I.E., credit risk), basis risk, and /or liquidity costs.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.

      No Market Value Adjustment will apply to Contracts issued in the states of California, Maryland, Oregon, Texas and Washington.

                                CONTRACT CHARGES

ACCOUNT FEE

      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $35 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge the Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is more than $100,000 on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE

      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                          % OF AVERAGE
          RIDER(S) YOU ELECT*             DAILY VALUE
          -------------------             ------------
                 "EEB"                       0.15%
                 "MAV"                       0.15%
              "5% Roll-Up"                   0.15%
            "EEB" and "MAV"                  0.25%
         "EEB" and "5% Roll-Up"              0.25%
         "MAV" and "5% Roll-Up"              0.25%
               "EEB Plus"                    0.25%
    "EEB" and "MAV" and "5% Roll-Up"         0.40%
             "EEB Plus MAV"                  0.40%
         "EEB Plus 5% Roll-Up"               0.40%

------------------------

*As defined below

PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

FUND EXPENSES

      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on your date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

      The amount of the death benefit is determined as of the Death Benefit
Date.

THE BASIC DEATH BENEFIT

      In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

      2. Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

      For examples of how to calculate this basic death benefit, see
Appendix C.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, the basic death benefit may be less than your Account Value.

OPTIONAL DEATH BENEFIT RIDERS

      Subject to availability in your state, you may enhance the basic death benefit by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit, above, or

      - your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit, above, or

      - the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

      -  the first day of the month following your 80th birthday, or

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      -  the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER

      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER

      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

    - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

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
      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER

      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

SPOUSAL CONTINUANCE

      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the basic death benefit or any rider you have selected. All Contract provisions, including any riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a value equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, the surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

CALCULATING THE DEATH BENEFIT

      In calculating the death benefit amount payable under option (3) of the basic death benefit or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount

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
to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

      If the death benefit is the amount payable under options (2) or (3) of the basic death benefit or under any of the optional death benefit riders, your Account Value will be increased by the excess, if any, of that amount over option (1) of the basic death benefit. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of
Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, either the Annuitant or the Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

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
SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly annuity payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the first month following your first Account Anniversary.

      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, in our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time from 10 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive in one sum the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.45% of your Account's average daily net assets. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

ANNUITY PAYMENT RATES

      The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contracts also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Funds may not always be available for investment under the Contracts. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and
(4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

      - the portion of the Account Value that is attributable to any Purchase Payment Interest, and

      -  all Purchase Payment Interest.

      This means you receive any gain on Purchase Payment Interest and we bear any loss. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use the Contract and the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rice, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.

      However, corporate (or other non-natural person) Owners of a Non-Qualified Contract incur current tax, regardless of distributions, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

      You should note that qualified retirement investments generally provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings.

      You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract. For purposes of determining a contract owner's income, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to the unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      Death benefits paid upon the death of a contract owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For this purpose, the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., it remains generally the total Purchase Payments, less amounts previously received which were not includable in income. Special distribution rules apply upon the death of the owner.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant, distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or distributions under an immediate annuity (as defined above) or after age 59 1/2.

      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      If you receive an eligible rollover distribution from a qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over that distribution to another eligible plan, such distribution will not be includible in your income. However, such distribution is subject to 20% mandatory withholding as described below. An "eligible rollover distribution" is any distribution to you of all or any portion of the balance to the credit of your account, other than:

      - A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

      -  Any required minimum distribution, or

      -  Any hardship distribution.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.

      STATUS OF OPTIONAL DEATH BENEFIT RIDERS

      Under the Code, IRAs may not invest in life insurance policies. Regulations issued by the Treasury Department provide that death benefits under IRAs do not violate this rule, provided that the death benefit is no more than the greater of the total premiums paid (net of prior withdrawals) or the cash value of the IRA.

      In certain circumstances, the death benefit payable under the Contract's Optional Death Benefit Riders may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Contract. We have filed the Contract and the EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Optional Death Benefit Riders ("New Riders") with the Internal Revenue Service ("IRS") requesting a ruling approving the use of the Contract with the New Riders as an IRA. We have already received a favorable determination letter with respect to the following Optional Death Benefit Riders: EEB; MAV; 5% Roll-Up; EEB and MAV; EEB and 5% Roll-Up; MAV and 5% Roll-Up; and EEB and MAV and 5% Roll-Up ("Old Riders").

      Although we regard the New Riders as an investment protection feature that should not result in adverse tax treatment, WE GIVE NO ASSURANCE THAT THE IRS WILL APPROVE THE USE OF THE CONTRACT WITH THE NEW RIDERS IN IRAS. DENIAL OF OUR REQUEST BY THE IRS COULD RESULT IN TAXATION OF THE ENTIRE BALANCE OF YOUR IRA AND PENALTY TAXES. You should consult a qualified tax adviser before adding any of the New Riders to your Contract if it is an IRA.

PUERTO RICO TAX CONSIDERATIONS

      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

      When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amounts received during the taxable year or the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

      For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates." During 1999 and 2000, approximately $126,568 and $2,223,969, respectively, in commissions were paid to and retained by Clarendon in connection with the distribution of the Contracts.

                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period since we started offering the Sub-Accounts under the Futurity products or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Futurity products. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges, the annual Account Fee, or any Purchase Payment Interest, although such figures do reflect all recurring charges. If such figures were calculated to reflect Purchase Payment Interest credited, the calculation would also reflect any withdrawal charges made. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Fund.

      Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Sun Capital Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Sun Capital Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Sun Capital Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661; New York, New York -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                                STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 2000, and the financial statements of the Company for the years ended December 31, 2000, 1999 and 1998, both included in the Statement of Additional Information ("SAI") filed in the Company's Registration Statement under the Investment Company Act of 1940, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the SAI.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Tax-Deferred Accumulation
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (888) 786-2435.

--------------------------------------------------------------------------------

 To:        Sun Life Assurance Company of Canada (U.S.)
            c/o Retirement Products and Services
            P.O. Box 9133
            Boston, Massachusetts 02117

            Please send me a Statement of Additional
            Information for
            Futurity Accolade Variable and Fixed Annuity
            Sun Life of Canada (U.S.) Variable Account F.

Name            ---------------------------------------------

Address         ---------------------------------------------

                ---------------------------------------------

City  -------------------------  State  ----------  Zip  ------

Telephone       ---------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      *ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

      ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      ANNUITY OPTION: The method you choose for receiving annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

      *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

      COVERED PERSON: The person identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered person.

      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      *OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

      *PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are 2 Participants, the death benefit is paid upon the death of either Participant.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract at a rate of 2% to 5% of each purchase payment based upon the size of the investment or Account Value or the interest rate option chosen at the time of application.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      RENEWAL DATE: The last day of a Guarantee Period.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

                                   APPENDIX B
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)
WITHDRAWAL CHARGE CALCULATION:
FULL WITHDRAWAL:

      Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

                                                                     PAYMENT
                HYPOTHETICAL              CUMULATIVE      FREE      SUBJECT TO   WITHDRAWAL   WITHDRAWAL
     ACCOUNT      ACCOUNT       ANNUAL      ANNUAL     WITHDRAWAL   WITHDRAWAL     CHARGE       CHARGE
       YEAR        VALUE       EARNINGS    EARNINGS      AMOUNT       CHARGE     PERCENTAGE     AMOUNT
     --------   ------------   --------   ----------   ----------   ----------   ----------   ----------
(a)     1          $41,000      $1,000     $ 1,000      $ 4,000      $36,000       8.00%        $2,880
        2          $45,100      $4,100     $ 5,100      $ 4,000      $36,000       8.00%        $2,880
        3          $49,600      $4,500     $ 9,600      $ 4,100      $35,900       7.00%        $2,513
(b)     4          $52,100      $2,500     $12,100      $ 4,500      $35,500       7.00%        $2,485
        5          $57,300      $5,200     $17,300      $ 4,000      $36,000       6.00%        $2,160
        6          $63,000      $5,700     $23,000      $ 5,200      $34,800       5.00%        $1,740
        7          $66,200      $3,200     $26,200      $ 5,700      $34,300       4.00%        $1,372
(c)     8          $72,800      $6,600     $32,800      $40,000      $     0       0.00%        $    0

(a) The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $36,000, which equals the New Payments of $40,000 minus the free withdrawal amount of $4,000.

(b) In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $35,500.

(c) In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

PARTIAL WITHDRAWAL

      Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

                                                                    REMAINING
                HYPOTHETICAL                                           FREE      AMOUNT OF
                  ACCOUNT                                           WITHDRAWAL   WITHDRAWAL
                   VALUE                                              AMOUNT     SUBJECT TO   WITHDRAWAL   WITHDRAWAL
     ACCOUNT       BEFORE                 CUMULATIVE   AMOUNT OF      BEFORE     WITHDRAWAL     CHARGE       CHARGE
       YEAR      WITHDRAWAL    EARNINGS    EARNINGS    WITHDRAWAL   WITHDRAWAL     CHARGE     PERCENTAGE     AMOUNT
     --------   ------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
        1          $41,000      $1,000     $ 1,000      $     0       $4,000      $     0       8.00%        $    0
        2          $45,100      $4,100     $ 5,100      $     0       $4,000      $     0       8.00%        $    0
        3          $49,600      $4,500     $ 9,600      $     0       $4,100      $     0       7.00%        $    0
(a)     4          $50,100      $  500     $10,100      $ 4,100       $4,500      $     0       7.00%        $    0
(b)     4          $46,800      $  800     $10,900      $ 9,000       $  400      $ 8,600       7.00%        $  602
(c)     4          $38,400      $  600     $11,500      $12,000       $    0      $12,000       7.00%        $  840
(d)     4          $26,800      $  400     $11,900      $20,000       $    0      $14,900       7.00%        $1,043

(a) In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b) Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c) Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d) Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $25,100 of New Payments has already been surrendered, only $14,900 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $5,100 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

      Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,485, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

PART 2 -- FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

      The MVA Factor is:

                                       N/12
                          1 + I
                      (  --------  )        -1
                        1 + J + b

      These examples assume the following:

        1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

        2)  The date of surrender is 2 years from the Expiration Date (N = 24).

        3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        4)  The interest earned in the current Account Year is $674.16.

        5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

        6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (    --------  )         -1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (       ------      )         -1
                                 1 + .08

                   =     (.981)TO THE POWER OF (2) -1

                   =     .963 -1

                   =  -  .037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                   ($11,910.16 - $674.16) X -.037 = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X -.037 = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (    --------  )         -1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (       ------      )         -1
                                 1 + .05

                                    2
                   =     (1.010) -1

                   =     1.019 -1

                   =     .019

      The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                    ($11,910.16 - $674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                   APPENDIX C
                       CALCULATION OF BASIC DEATH BENEFIT

EXAMPLE 1:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
        Account Value                                =             $ 80,000.00
        Cash Surrender Value*                        =             $ 74,400.00
        Purchase Payments                            =             $100,000.00
The Basic Death Benefit would therefore be:                        $100,000.00

EXAMPLE 2:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
        Account Value                                =             $ 60,000.00
        Cash Surrender Value*                        =             $ 55,200.00
        Adjusted Purchase Payments**                 =             $ 75,000.00
The Basic Death Benefit would therefore be:                        $ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire
Account Value. For a description of how Cash Surrender Value is calculated, see "FULL
WITHDRAWALS" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:
Payments X (Account Value after withdrawal / Account Value before withdrawal)
= $100,000.00 X ($60,000.00/$80,000.00) = $75,000

                                   APPENDIX D
           CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT

EXAMPLE 1:

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $135,000
    Cash Surrender Value*                                 =  $131,400
    Total of Adjusted Purchase Payments                   =  $100,000
The Death Benefit Amount would therefore                  =  $135,000

~ PLUS ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 35,000
    40% of the above amount                               =  $ 14,000
    Cap of 40% of Adjusted Purchase Payments              =  $ 40,000
The lesser of the above two amounts = the EEB amount      =  $ 14,000

      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

EXAMPLE 2:

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7.

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $115,000
    Cash Surrender Value*                                 =  $111,400
    Total of Adjusted Purchase Payments**                 =  $ 85,185
The Death Benefit Amount would therefore                  =  $115,000

~ PLUS ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 29,815
    40% of the above amount                               =  $ 11,926
    Cap of 40% of Adjusted Purchase Payments              =  $ 34,074
The lesser of the above two amounts = the EEB amount      =  $ 11,926

      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

      **Adjusted Purchase Payments can be calculated as follows:

      Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal)
     = $100,000 X ($115,000 DIVIDED BY $135,000) = $85,185

                                   APPENDIX E
CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $131,400
    Total of Adjusted Purchase Payments        =  $100,000
    5% Premium Roll-up Value                   =  $140,000
    Maximum Anniversary Value                  =  $142,000
The Death Benefit Amount would therefore       =  $142,000

~ PLUS ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase
    Payments                                   =  $ 35,000
    40% of the above amount                    =  $ 14,000
    Cap of 40% of Adjusted Purchase
      Payments                                 =  $ 40,000
The lesser of the above two amounts = the
EEB amount                                     =  $ 14,000

      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX F
        CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $131,400
    Total of Adjusted Purchase Payments        =  $100,000
The Death Benefit Amount would therefore       =  $135,000

~ PLUS ~

The EEB Plus amount, calculated as follows:
  Account Value minus Adjusted Purchase
    Payments                                   =  $ 35,000
    40% of the above amount                    =  $ 14,000
    Cap of 100% of Adjusted Purchase
      Payments                                 =  $100,000
The lesser of the above two amounts = the
EEB Plus amount                                =  $ 14,000

      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX G
    CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH MAV OPTIONAL DEATH BENEFIT

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year
7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $131,400
    Total of Adjusted Purchase Payments        =  $100,000
    Maximum Anniversary Value                  =  $140,000
The Death Benefit Amount would therefore       =  $140,000

~ PLUS ~

The EEB Plus amount, calculated as follows:
  Death Benefit Amount before EEB minus
    Adjusted Purchase Payments                 =  $ 40,000
    40% of the above amount                    =  $ 16,000
    Cap of 100% of Adjusted Purchase
      Payments                                 =  $100,000
The lesser of the above two amounts = the
EEB Plus amount                                =  $ 16,000

      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX H
CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $131,400
    Total of Adjusted Purchase Payments        =  $100,000
    5% Premium Roll-up Value                   =  $140,000
The Death Benefit Amount would therefore       =  $140,000

~ PLUS ~

The EEB Plus amount, calculated as follows:
  Death Benefit Amount before EEB minus
    Adjusted Purchase Payments                 =  $ 40,000
    40% of the above amount                    =  $ 16,000
    Cap of 100% of Adjusted Purchase
      Payments                                 =  $100,000
The lesser of the above two amounts = the
EEB Plus amount                                =  $ 16,000

      The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals".

                                   APPENDIX I
            CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

EXAMPLE 1:

      IF YOU SELECT OPTION A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

      Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

      Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

      Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

      Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your Account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

      This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

EXAMPLE 2: OPTION B WITH NO WITHDRAWALS

      IF YOU SELECT OPTION B, the 3% Bonus Option the amount we will credit to your Contract depends on the size of your Net Purchase Payments. The scale is as follow:

Net Purchase Payments less than $100,000.00 will receive         3%
Net Purchase Payments between $100,000.00 through
  $499,999.99 will receive                                       4%
Net Purchase Payments greater than or equal to $500,000.00
  will receive                                                   5%

      Therefore, if your initial investment is $50,000.00, your Purchase Payment Interest will equal 3% of $50,000, or $1500.00.

      If you make additional Payments that cause your total Net Purchase Payments to exceed $100,000.00, these Purchase Payments will receive either a 4% or 5% bonus, using the above scale. As an example:

      Initial Purchase Payment of $50,000.00 will receive 3% Purchase Payment Interest. A second Purchase Payment of $80,000.00 will result in Net Purchase Payments of $130,000.00. Thus, the $80,000.00 will receive Purchase Payment Interest of 4% equal to $3,200.00.

      Suppose a third Purchase Payment of $400,000.00 is made. This will bring the Net Purchase Payments to $530,000.00. This $400,000.00 will receive Purchase Payment Interest of 5% equal to $20,000.00.

      This Account now has total Net Purchase Payments of $530,000.00 and total Purchase Payment Interest of $24,700.00.

      In addition to the Purchase Payment Interest paid at the time of each Payment, we will review your first Account Anniversary to ensure that all Net Purchase Payments receive the Purchase Payment

Interest as described in the above scale. Using the above scenario as an example, upon the first Account Anniversary, we will credit your Account an additional $1800.00, which is equal to:

                Total Net Purchase Payments of $530,000.00 X 5%           =   $26,500.00
                Total Purchase Payment Interest received                  =   $24,700.00
                                                                              ----------
                First Account Anniversary Adjustment                      =   $ 1,800.00

EXAMPLE 3: OPTION B WITH A WITHDRAWAL.

      Using the same example as above, suppose that before the first Account Anniversary you take a withdrawal of $20,000.00. The annual Purchase Payment Interest adjustment would be calculated as follows:

      Because your Net Purchase Payments are $510,000.00 ($530,000.00 -$20,000.00 withdrawal), your Purchase Payment Interest on all Net Purchase Payments should be 5%.

                Your initial Payment of $50,000.00 received 3%
                Your second Payment of $80,000.00 received 4%
                Your third Payment of $400,000.00 received the 5%

      Your first two Payments minus the withdrawal will receive additional Purchase Payment Interest. This will bring your total Net Purchase Payments up to 5%.

                $50,000.00 X 2%                                   =    $1,000.00
                $80,000.00 - $20,000.00 = $60,000.00 X 1%         =    $  600.00
                Total credit due                                  =    $1,600.00

      On your First Account Anniversary we will credit your Account with an additional Purchase Payment Interest of $1600.00.

                                   APPENDIX J
           CONDENSED FINANCIAL INFORMATION - ACCUMULATION UNIT VALUES

      The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $13.7461
    End of Period.........................................        $13.7461                $12.0693
  Units outstanding at end of period......................          27,793                 364,264
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0562
  Units outstanding at end of period......................              --                 550,010
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0476
  Units outstanding at end of period......................              --                 442,625
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0345
  Units outstanding at end of period......................              --                 104,182
AIM V.I. GROWTH FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $12.6219
    End of Period.........................................        $12.6219                $ 9.8906
  Units outstanding at end of period......................          71,866                 374,178
AIM V.I. GROWTH FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.8799
  Units outstanding at end of period......................              --                 581,508
AIM V.I. GROWTH FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.8728
  Units outstanding at end of period......................              --                 455,997
AIM V.I. GROWTH FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.8621
  Units outstanding at end of period......................              --                 131,424

------------------------

       +LEVEL           PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------   --------------------------------------
 1                                      1.45%
 2                                      1.60%
 3                                      1.70%
 4                                      1.85%

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $12.7245
    End of Period.........................................        $12.7245                $10.7150
  Units outstanding at end of period......................          41,234                 329,965
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.7035
  Units outstanding at end of period......................              --                 329,965
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.6958
  Units outstanding at end of period......................              --                 332,258
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.6842
  Units outstanding at end of period......................              --                 134,929
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $13.8416
    End of Period.........................................        $13.8416                $10.0395
  Units outstanding at end of period......................          40,021                 517,391
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.0286
  Units outstanding at end of period......................              --                 636,071
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.0214
  Units outstanding at end of period......................              --                 456,696
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.0105
  Units outstanding at end of period......................              --                  80,488
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $12.4941
    End of Period.........................................        $12.4941                $10.4940
  Units outstanding at end of period......................          77,992                 529,124
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.4827
  Units outstanding at end of period......................              --                 734,515

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.4751
  Units outstanding at end of period......................              --                 332,438
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.4638
  Units outstanding at end of period......................              --                 172,900
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $13.9651
    End of Period.........................................        $13.9651                $13.5887
  Units outstanding at end of period......................          25,358                 312,754
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $13.5740
  Units outstanding at end of period......................              --                 327,313
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $13.5643
  Units outstanding at end of period......................              --                 293,926
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $13.5496
  Units outstanding at end of period......................              --                  35,295
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $13.3871
    End of Period.........................................        $13.3871                $ 9.6050
  Units outstanding at end of period......................          12,969                 139,481
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.5946
  Units outstanding at end of period......................              --                 302,011
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.5877
  Units outstanding at end of period......................              --                 104,834
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.5773
  Units outstanding at end of period......................              --                  30,840

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL
 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $12.6147
    End of Period.........................................        $12.6147                $ 9.6377
  Units outstanding at end of period......................          17,289                 149,477
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL
 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.6273
  Units outstanding at end of period......................              --                 226,264
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL
 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.6203
  Units outstanding at end of period......................              --                 171,187
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL
 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.6099
  Units outstanding at end of period......................              --                  63,547
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND --
 LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $12.0375
    End of Period.........................................        $12.0375                $12.0710
  Units outstanding at end of period......................           1,775                  30,176
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND --
 LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0580
  Units outstanding at end of period......................              --                  43,518
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND --
 LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0493
  Units outstanding at end of period......................              --                  23,117
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND --
 LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0363
  Units outstanding at end of period......................              --                   5,949
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $11.7733
    End of Period.........................................        $11.7733                $10.4871
  Units outstanding at end of period......................          23,427                 100,989

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.4758
  Units outstanding at end of period......................              --                 140,443
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.4683
  Units outstanding at end of period......................              --                  36,117
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.4570
  Units outstanding at end of period......................              --                   7,859
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $11.2057
    End of Period.........................................        $11.2057                $10.5260
  Units outstanding at end of period......................           5,354                  73,454
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.5147
  Units outstanding at end of period......................              --                  42,564
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.5071
  Units outstanding at end of period......................              --                  19,239
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.4957
  Units outstanding at end of period......................              --                   2,360
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $12.0983
    End of Period.........................................        $12.0983                $10.3510
  Units outstanding at end of period......................           6,582                 130,514
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.3398
  Units outstanding at end of period......................              --                 129,144
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.3323
  Units outstanding at end of period......................              --                  69,665

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.3211
  Units outstanding at end of period......................              --                  15,002
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL
 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $11.7681
    End of Period.........................................        $11.7681                $ 9.7611
  Units outstanding at end of period......................          10,730                  76,078
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL
 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.7506
  Units outstanding at end of period......................              --                 108,428
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL
 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.7436
  Units outstanding at end of period......................              --                  56,808
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL
 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.7330
  Units outstanding at end of period......................              --                   6,326
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $13.7122
    End of Period.........................................        $13.7122                $11.9838
  Units outstanding at end of period......................           5,598                  57,006
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.9709
  Units outstanding at end of period......................              --                  84,735
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.9623
  Units outstanding at end of period......................              --                  24,022
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.9493
  Units outstanding at end of period......................              --                   3,823
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $11.5320
    End of Period.........................................        $11.5320                $10.1173
  Units outstanding at end of period......................           6,455                  83,819

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.1064
  Units outstanding at end of period......................              --                 106,686
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.0991
  Units outstanding at end of period......................              --                  25,548
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.0882
  Units outstanding at end of period......................              --                  88,970
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO --
 LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $11.4167
    End of Period.........................................        $11.4167                $13.0268
  Units outstanding at end of period......................          55,559                 245,260
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO --
 LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $13.0128
  Units outstanding at end of period......................              --                 284,240
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO --
 LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $13.0035
  Units outstanding at end of period......................              --                 222,884
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO --
 LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.9894
  Units outstanding at end of period......................              --                  52,597
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $13.4436
    End of Period.........................................        $13.4436                $11.7367
  Units outstanding at end of period......................           4,427                 238,596
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.7240
  Units outstanding at end of period......................              --                 194,014

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.7156
  Units outstanding at end of period......................              --                 169,686
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.7029
  Units outstanding at end of period......................              --                 100,298
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $15.8653
    End of Period.........................................        $15.8653                $12.6513
  Units outstanding at end of period......................          58,261                 522,988
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.6377
  Units outstanding at end of period......................              --                 771,453
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.6286
  Units outstanding at end of period......................              --                 325,836
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.6149
  Units outstanding at end of period......................              --                 101,507
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $ 9.9962
    End of Period.........................................        $ 9.9962                $11.0472
  Units outstanding at end of period......................          44,229                 160,555
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.0352
  Units outstanding at end of period......................              --                 134,222
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.0273
  Units outstanding at end of period......................              --                  67,329
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.0153
  Units outstanding at end of period......................              --                  23,747

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $10.2886
    End of Period.........................................        $10.2886                $ 9.4527
  Units outstanding at end of period......................          49,859                 265,229
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.4425
  Units outstanding at end of period......................              --                 284,517
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.4357
  Units outstanding at end of period......................              --                 127,183
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $ 9.4255
  Units outstanding at end of period......................              --                  20,629
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK
 SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $13.1026
    End of Period.........................................        $13.1026                $12.1225
  Units outstanding at end of period......................          11,012                 370,902
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK
 SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.1094
  Units outstanding at end of period......................              --                 567,284
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK
 SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.1007
  Units outstanding at end of period......................              --                 341,676
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK
 SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0876
  Units outstanding at end of period......................              --                  52,190
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES --
 LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $11.4114
    End of Period.........................................        $11.4114                $11.2581
  Units outstanding at end of period......................           4,271                 245,729

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES --
 LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.2460
  Units outstanding at end of period......................              --                 350,699
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES --
 LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.2379
  Units outstanding at end of period......................              --                 217,156
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES --
 LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.2257
  Units outstanding at end of period......................              --                  28,221
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $15.8588
    End of Period.........................................        $15.8588                $15.6900
  Units outstanding at end of period......................          48,386                 212,082
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $15.6730
  Units outstanding at end of period......................              --                 280,751
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $15.6618
  Units outstanding at end of period......................              --                 140,805
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $15.6448
  Units outstanding at end of period......................              --                  29,127
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $10.4572
    End of Period.........................................        $10.4572                $12.0376
  Units outstanding at end of period......................          18,482                 194,480
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0246
  Units outstanding at end of period......................              --                 172,612
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0160
  Units outstanding at end of period......................              --                  65,962

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0030
  Units outstanding at end of period......................              --                   3,383
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $12.0305
    End of Period.........................................        $12.0305                $12.6848
  Units outstanding at end of period......................          55,773                 301,219
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.6711
  Units outstanding at end of period......................              --                 392,655
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.6620
  Units outstanding at end of period......................              --                 190,233
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.6483
  Units outstanding at end of period......................              --                  92,707
OCC EQUITY PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $10.7137
    End of Period.........................................        $10.7137                $11.6056
  Units outstanding at end of period......................             102                  27,408
OCC EQUITY PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.5931
  Units outstanding at end of period......................              --                   6,988
OCC EQUITY PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.5848
  Units outstanding at end of period......................              --                  20,021
OCC EQUITY PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.5722
  Units outstanding at end of period......................              --                   7,891
OCC MANAGED PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $10.5852
    End of Period.........................................        $10.5852                $11.4485
  Units outstanding at end of period......................          25,785                  25,564

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
OCC MANAGED PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.4362
  Units outstanding at end of period......................              --                  13,806
OCC MANAGED PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.4279
  Units outstanding at end of period......................              --                   2,510
OCC MANAGED PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.4156
  Units outstanding at end of period......................              --                      --
OCC MID CAP PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $12.5624
    End of Period.........................................        $12.5624                $15.5854
  Units outstanding at end of period......................          19,070                  94,315
OCC MID CAP PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $15.5686
  Units outstanding at end of period......................              --                 100,792
OCC MID CAP PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $15.5574
  Units outstanding at end of period......................              --                  54,596
OCC MID CAP PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $15.5406
  Units outstanding at end of period......................              --                   6,218
OCC SMALL CAP PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $10.5551
    End of Period.........................................        $10.5551                $14.9981
  Units outstanding at end of period......................             102                   9,783
OCC SMALL CAP PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $14.9819
  Units outstanding at end of period......................              --                  27,009
OCC SMALL CAP PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $14.9712
  Units outstanding at end of period......................              --                   2,008

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
OCC SMALL CAP PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $14.9550
  Units outstanding at end of period......................              --                   7,179
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $13.2132
    End of Period.........................................        $13.2132                $16.2722
  Units outstanding at end of period......................          17,878                 243,919
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $16.2546
  Units outstanding at end of period......................              --                 287,334
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $16.2429
  Units outstanding at end of period......................              --                 186,213
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $16.2254
  Units outstanding at end of period......................              --                  46,440
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $10.0222
    End of Period.........................................        $10.0222                $10.8554
  Units outstanding at end of period......................          11,553                 268,500
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.8437
  Units outstanding at end of period......................              --                 253,362
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.8358
  Units outstanding at end of period......................              --                 225,602
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.8241
  Units outstanding at end of period......................              --                  43,542
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $11.9051
    End of Period.........................................        $11.9051                $11.0327
  Units outstanding at end of period......................             394                   4,159

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.0208
  Units outstanding at end of period......................              --                  30,675
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.0129
  Units outstanding at end of period......................              --                  24,313
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $11.0010
  Units outstanding at end of period......................              --                     207
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $10.0779
    End of Period.........................................        $10.0779                $10.5161
  Units outstanding at end of period......................         366,623                 801,538
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.5047
  Units outstanding at end of period......................              --                 533,464
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.4972
  Units outstanding at end of period......................              --                 373,023
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $10.4858
  Units outstanding at end of period......................              --                      --
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $10.3018
    End of Period.........................................        $10.3018                $13.3219
  Units outstanding at end of period......................           2,281                 103,314
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $13.3076
  Units outstanding at end of period......................              --                  45,667
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $13.2980
  Units outstanding at end of period......................              --                 147,600

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $13.2836
  Units outstanding at end of period......................              --                   9,310
SC-SM- SELECT EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................        $10.0000                $13.5393
    End of Period.........................................        $13.5393                $12.0538
  Units outstanding at end of period......................           9,027                 110,471
SC-SM- SELECT EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0408
  Units outstanding at end of period......................              --                 139,242
SC-SM- SELECT EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0322
  Units outstanding at end of period......................              --                 121,646
SC-SM- SELECT EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000**
    End of Period.........................................              --                $12.0191
  Units outstanding at end of period......................              --                  67,223
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $ 9.7910
  Units outstanding at end of period......................              --                 130,722
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $ 9.7843
  Units outstanding at end of period......................              --                 124,165
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $ 9.7798
  Units outstanding at end of period......................              --                 163,236
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $ 9.7731
  Units outstanding at end of period......................              --                  19,626
SC-SM- DAVIS FINANCIAL FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2632
  Units outstanding at end of period......................              --                  12,214

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
SC-SM- DAVIS FINANCIAL FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2555
  Units outstanding at end of period......................              --                  20,424
SC-SM- DAVIS FINANCIAL FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2503
  Units outstanding at end of period......................              --                  11,953
SC-SM- DAVIS FINANCIAL FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2426
  Units outstanding at end of period......................              --                  23,603
SC-SM- VALUE EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2609
  Units outstanding at end of period......................              --                     728
SC-SM- VALUE EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2532
  Units outstanding at end of period......................              --                   2,013
SC-SM- VALUE EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2480
  Units outstanding at end of period......................              --                   2,629
SC-SM- VALUE EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2403
  Units outstanding at end of period......................              --                   3,293
SC-SM- VALUE MANAGED FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.3072
  Units outstanding at end of period......................              --                      --
SC-SM- VALUE MANAGED FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2994
  Units outstanding at end of period......................              --                     747
SC-SM- VALUE MANAGED FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2943
  Units outstanding at end of period......................              --                      --

                                                                YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999*       DECEMBER 31, 2000
                                                            -------------------      ------------------
SC-SM- VALUE MANAGED FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $11.2865
  Units outstanding at end of period......................              --                      --
SC-SM- VALUE MID CAP FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $10.2714
  Units outstanding at end of period......................              --                 137,558
SC-SM- VALUE MID CAP FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $10.2644
  Units outstanding at end of period......................              --                  87,394
SC-SM- VALUE MID CAP FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $10.2597
  Units outstanding at end of period......................              --                  59,692
SC-SM- VALUE MID CAP FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $10.2526
  Units outstanding at end of period......................              --                  18,407
SC-SM- VALUE SMALL CAP FUND -- LEVEL 1
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $12.1093
  Units outstanding at end of period......................              --                  96,343
SC-SM- VALUE SMALL CAP FUND -- LEVEL 2
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $12.1010
  Units outstanding at end of period......................              --                  33,739
SC-SM- VALUE SMALL CAP FUND -- LEVEL 3
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $12.0955
  Units outstanding at end of period......................              --                  34,600
SC-SM- VALUE SMALL CAP FUND -- LEVEL 4
  Unit Value:
    Beginning of Period...................................              --                $10.0000***
    End of Period.........................................              --                $12.0871
  Units outstanding at end of period......................              --                   9,272

------------------------
*   From commencement of operations on October 14, 1999 to December 31, 1999.

**  From commencement of operations on April 17, 2000 to December 31, 2000.

*** From commencement of operations on July 17, 2000 to December 31, 2000.

                               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                               C/O RETIREMENT PRODUCTS AND SERVICES
                               P.O. BOX 9133
                               BOSTON, MASSACHUSETTS 02117

                               TELEPHONE:
                               Toll Free (888) 786-2435

                               GENERAL DISTRIBUTOR
                               Clarendon Insurance Agency, Inc.
                               One Sun Life Executive Park
                               Wellesley Hills, Massachusetts 02481

                               AUDITORS
                               Deloitte & Touche LLP
                               200 Berkeley Street
                               Boston, Massachusetts 02116

FUT465

                          SUPPLEMENT DATED MAY 1, 2001
                                       TO
                           PROFILE DATED MAY 1, 2001
                                      AND
                          PROSPECTUS DATED MAY 1, 2001
                                      FOR
                               MFS REGATTA EXTRA
                           VARIABLE AND FIXED ANNUITY
             OFFERED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      At present, the INTERNATIONAL NEW DISCOVERY SERIES and GLOBAL HEALTH SCIENCES SERIES of the MFS/Sun Life Series Trust are not available for sale. We do not know at this time when or if these two Series will be made available. Your investment decision to purchase a Contract should not assume the future availability of these Series. The Profile dated May 1, 2001 (the "Profile") and the Prospectus dated May 1, 2001 (the "Prospectus") are, therefore, amended by deleting all references to those two funds of the Series Trust and making the following additional changes:

 1. The third paragraph under Section 1, "The MFS Regatta Extra Annuity," of the Profile and the second paragraph on the cover page of the Prospectus, are each amended by deleting the first sentence in its entirety and replacing it with the following:

      "You may choose among 29 variable investment options and a range of fixed options."

 2. The second paragraph under the section entitled, "Variable Account Options:
    The Funds," in the Prospectus is amended by replacing the third sentence with the following:

      "The Contracts provide for investment by the Sub-Accounts in shares of 29 Series of the Series Fund described below."

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2001

                                    PROFILE

                               MFS REGATTA EXTRA
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      EXPENSES ASSOCIATED WITH CONTRACTS OFFERING A BONUS CREDIT MAY BE HIGHER THAN THOSE ASSOCIATED WITH CONTRACTS THAT DO NOT OFFER A BONUS CREDIT. THE BONUS CREDIT MAY BE MORE THAN OFFSET BY THE CHARGES ASSOCIATED WITH THE CREDIT.

      THROUGHOUT THIS PROFILE, THE TERMS, "YOU" AND "YOUR" REFER TO "OWNER," "PARTICIPANT," AND/OR "COVERED PERSON" AS THOSE TERMS ARE DEFINED IN YOUR CONTRACT.

      1. THE ANNUITY CONTRACT

      The MFS Regatta Extra Annuity ("Contract") is a flexible payment deferred annuity contract designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      You may choose among 31 variable investment options and a range of fixed options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust corresponding mutual fund or series thereof (collectively, the "Funds") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Funds you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time. In addition, your Contract will be credited with extra interest at the time you purchase your Contract.

      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. You can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for a specified number of years after your first payment if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years, with a cash-out option for variable payments. We may also agree to other annuity options at our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $10,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your account value is over $2 million, or if the purchase payment would cause your Account value to exceed $2 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following
Funds:

Bond Series                                    Managed Sectors Series
Capital Appreciation Series                    Massachusetts Investors Growth Stock Series
Capital Opportunities Series                   Massachusetts Investors Trust Series
Emerging Growth Series                         Mid Cap Growth Series
Emerging Markets Equity Series                 Money Market Series
Global Asset Allocation Series                 New Discovery Series
Global Governments Series                      Research Series
Global Growth Series                           Research Growth and Income Series
Global Health Sciences Series                  Research International Series
Global Telecommunications Series               Strategic Growth Series
Global Total Return Series                     Strategic Income Series
Government Securities Series                   Technology Series
High Yield Series                              Total Return Series
International Growth Series                    Utilities Series
International Investors Trust Series           Value Series
International New Discovery Series

      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the prospectus of the MFS/Sun Life Series Trust.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      During the first 5 years of a Contract, we impose an annual Account Fee equal to $35. After the fifth year, we may change this fee annually, but it will never exceed $50. During the Income Phase, the annual Account Fee is $35. We also deduct insurance charges (which include an administrative expense charge) equal to 1.45% per year of the average daily value of the Contract allocated among the Sub-Accounts.

      CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                          % OF AVERAGE
          RIDER(S) YOU ELECT*             DAILY VALUE
          -------------------             ------------
                 "EEB"                        0.15%
                 "MAV"                        0.15%
              "5% Roll-Up"                    0.15%
            "EEB" and "MAV"                   0.25%
         "EEB" and "5% Roll-Up"               0.25%
         "MAV" and "5% Roll-Up"               0.25%
               "EEB Plus"                     0.25%
    "EEB" and "MAV" and "5% Roll-Up"          0.40%
             "EEB Plus MAV"                   0.40%
         "EEB Plus 5% Roll-Up"                0.40%

------------------------

*As defined in Section 9 below

      No optional death benefit is offered if you are 80 or older at issue.

      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new 7-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that payment, along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the purchase payment has been held in your Account. The declining scale is as follows:

NUMBER OF ACCOUNT YEARS
  PAYMENT HAS BEEN IN
     YOUR ACCOUNT         WITHDRAWAL CHARGE
-----------------------   -----------------
        0-1                       8%
        1-2                       8%
        2-3                       7%
        3-4                       7%
        4-5                       6%
        5-6                       5%
        6-7                       4%
        7+                        0%

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current Account Year, or to transfers as part of our dollar-cost averaging program.

      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, depending upon which Funds you have selected. The investment advisers to some of the Funds have agreed to waive or reimburse a portion of expenses for some of the Funds; without this agreement, Fund expenses could be higher. Some of these agreements may be terminated at any time.

      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      During the Accumulation Phase, "Total Annual Insurance Charges" of 1.55% as shown in the table below include the insurance charges of 1.45% of your daily net assets (1.30% for mortality and expense risks and 0.15% for administrative expenses) plus a charge for the annual Account Fee. The one year total return examples, below, include an additional 0.10%, which is used to represent the current $35 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract. After the fifth Account Anniversary, we may raise the annual Account Fee, but, in no event, will it ever exceed $50. The 10 year total return examples, below, reflect a $50 annual Account Fee.

                                                                                           EXAMPLES: TOTAL EXPENSES AT END
                                                    TOTAL ANNUAL  TOTAL ANNUAL   TOTAL     NO RIDERS (A)     WITH RIDER (B)
                                                     INSURANCE        FUND       ANNUAL   ----------------  ----------------
                                                      CHARGES       EXPENSES    EXPENSES  1 YEAR  10 YEARS  1 YEAR  10 YEARS
                                                    ------------  ------------  --------  ------  --------  ------  --------
Bond Series.......................................     1.55%         0.72%        2.27%    $ 95     $271     $100     $312
Capital Appreciation Series.......................     1.55%         0.75%        2.30%    $ 96     $275     $100     $315
Capital Opportunities Series......................     1.55%         0.79%        2.34%    $ 96     $279     $100     $319
Emerging Growth Series............................     1.55%         0.74%        2.29%    $ 96     $274     $100     $314
Emerging Markets Equity Series....................     1.55%         1.57%        3.12%    $104     $356     $108     $393
Global Asset Allocation Series....................     1.55%         0.90%        2.45%    $ 97     $290     $101     $330
Global Governments Series.........................     1.55%         0.94%        2.49%    $ 98     $294     $102     $334
Global Growth Series..............................     1.55%         1.04%        2.59%    $ 99     $304     $103     $344
Global Health Sciences Series.....................     1.55%         1.25%        2.80%    $101     $325     $105     $364
Global Telecommunications Series..................     1.55%         1.28%        2.83%    $101     $328     $105     $367
Global Total Return Series........................     1.55%         0.91%        2.46%    $ 97     $291     $101     $331
Government Securities Series......................     1.55%         0.62%        2.17%    $ 94     $261     $ 99     $302
High Yield Series.................................     1.55%         0.83%        2.38%    $ 97     $283     $101     $323
International Growth Series.......................     1.55%         1.24%        2.79%    $101     $324     $105     $363
International Investors Trust Series..............     1.55%         1.21%        2.76%    $100     $321     $105     $360
International New Discovery Series................     1.55%         1.23%        2.78%    $101     $323     $105     $362
Managed Sectors Series............................     1.55%         0.76%        2.31%    $ 96     $276     $100     $316
Massachusetts Investors Growth Stock Series.......     1.55%         0.81%        2.36%    $ 96     $281     $100     $321
Massachusetts Investors Trust Series..............     1.55%         0.60%        2.15%    $ 94     $259     $ 98     $300
Mid Cap Growth Series.............................     1.55%         0.89%        2.44%    $ 97     $289     $101     $329
Money Market Series...............................     1.55%         0.58%        2.13%    $ 94     $257     $ 98     $298
New Discovery Series..............................     1.55%         0.99%        2.54%    $ 98     $299     $102     $339
Research Series...................................     1.55%         0.74%        2.29%    $ 96     $274     $100     $314
Research Growth and Income Series.................     1.55%         0.88%        2.43%    $ 97     $288     $101     $328
Research International Series.....................     1.55%         1.28%        2.83%    $101     $328     $105     $367
Strategic Growth Series...........................     1.55%         0.94%        2.49%    $ 98     $294     $102     $334
Strategic Income Series...........................     1.55%         0.98%        2.53%    $ 98     $298     $102     $338
Technology Series.................................     1.55%         0.92%        2.47%    $ 98     $292     $102     $332
Total Return Series...............................     1.55%         0.70%        2.25%    $ 95     $269     $ 99     $310
Utilities Series..................................     1.55%         0.80%        2.35%    $ 96     $280     $100     $320
Value Series......................................     1.55%         0.87%        2.42%    $ 97     $287     $101     $327

(a) Assuming no optional death benefit riders have been elected.

(b) Assuming the EEB Plus MAV optional death benefit rider has been elected.

      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.

      Different laws apply if your Contract is issued in Puerto Rico. Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your annuitant or any other payee is required to include as gross income the lesser of amounts received during the taxable year or the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income. You should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY

      You can withdraw or transfer money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge -- the amount of all purchase payments you made prior to the last 7 years and have not withdrawn plus the greater of (1) your Contract's earnings in the prior Account Year and
(2) 10% of all purchase payments you have made in the last 7 years. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 8% to 4%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full or partial withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Funds you choose.

      The following chart shows total return for investment in the Sub-Accounts where the corresponding Series has had at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Account, including the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. NOR DO THEY REFLECT THE DEDUCTION OF ANY CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS. THESE DEDUCTIONS, IF INCLUDED, WOULD REDUCE THE PERFORMANCE SHOWN. Past performance is not a guarantee of future results.

SUB-ACCOUNT                            2000      1999      1998      1997      1996      1995      1994      1993      1992
-----------                          --------  --------  --------  --------  --------  --------  --------  --------  --------
Bond Series........................     8.58%    (3.26%)      --        --        --        --        --        --        --
Capital Appreciation Series........   (12.80%)   30.62%    26.71%    21.18%    19.55%    32.36%    (5.18%)   16.13%    11.38%
Capital Opportunities Series.......    (6.34%)   45.40%    24.98%    25.58%       --        --        --        --        --
Emerging Growth Series.............   (20.36%)   73.20%    31.79%    20.01%    15.23%       --        --        --        --

SUB-ACCOUNT                            1991      1990
-----------                          --------  --------
Bond Series........................       --        --
Capital Appreciation Series........    38.74%   (11.17%)
Capital Opportunities Series.......       --        --
Emerging Growth Series.............       --        --

SUB-ACCOUNT                            2000      1999      1998      1997      1996      1995      1994      1993      1992
-----------                          --------  --------  --------  --------  --------  --------  --------  --------  --------
Emerging Markets Equity Series.....   (23.96%)   50.20%   (31.15%)    8.63%       --        --        --        --        --
Global Asset Allocation Series.....    (3.81%)   16.72%     4.85%     9.09%    14.13%    19.70%       --        --        --
Global Governments Series..........    (0.26%)   (6.67%)   13.65%    (2.39%)    2.96%    13.85%    (6.06%)   17.01%    (1.16%)
Global Growth Series...............   (14.49%)   64.82%    12.74%    13.48%    11.27%    14.14%     1.25%       --        --
Global Total Return Series.........     0.74%     6.75%    16.49%    11.83%    12.43%    16.04%       --        --        --
Government Securities Series.......    10.42%    (3.46%)    7.01%     7.00%    (0.04%)   15.77%    (3.76%)    6.92%     4.99%
High Yield Series..................    (8.22%)    5.19%    (1.01%)   11.40%    10.31%    15.17%    (3.83%)   15.86%    13.19%
International Growth Series........    (9.23%)   33.26%     0.28%    (3.24%)      --        --        --        --        --
International Investors Trust
 Series............................    (3.88%)   15.48%    19.71%     4.80%     3.18%       --        --        --        --
Managed Sectors Series.............   (22.08%)   82.86%    10.55%    23.65%    15.71%    30.19%    (3.53%)    2.37%     4.76%
Massachusetts Investors Growth
 Stock Series......................    (7.58%)   33.72%       --        --        --        --        --        --        --
Massachusetts Investors Trust
 Series............................    (1.44%)    5.53%    21.90%    29.89%    23.42%    35.29%    (2.72%)    6.67%     3.90%
Money Market Series................     4.34%     3.06%     3.35%     3.37%     3.22%     3.75%     2.02%     0.96%     1.66%
New Discovery Series...............    (1.16%)   57.79%       --        --        --        --        --        --        --
Research Series....................    (5.60%)   22.26%    21.70%    18.91%    21.85%    35.29%       --        --        --
Research Growth and Income
 Series............................     1.52%     6.49%    20.26%       --        --        --        --        --        --
Research International Series......    (9.39%)   52.63%       --        --        --        --        --        --        --
Strategic Growth Series............   (11.39%)   19.53%       --        --        --        --        --        --        --
Strategic Income Series............     1.32%    21.63%       --        --        --        --        --        --        --
Total Return Series................    15.03%     1.23%     9.98%    20.03%    12.23%    24.78%    (3.86%)   11.57%     6.62%
Utilities Series...................     5.35%    29.27%    15.74%    30.65%    18.42%    30.33%    (6.51%)      --        --
Value Series.......................    28.30%     5.39%       --        --        --        --        --        --        --

SUB-ACCOUNT                            1991      1990
-----------                          --------  --------
Emerging Markets Equity Series.....       --        --
Global Asset Allocation Series.....       --        --
Global Governments Series..........    12.95%    11.52%
Global Growth Series...............       --        --
Global Total Return Series.........       --        --
Government Securities Series.......    14.02%     7.11%
High Yield Series..................    45.34%   (15.80%)
International Growth Series........       --        --
International Investors Trust
 Series............................       --        --
Managed Sectors Series.............    59.52%   (11.95%)
Massachusetts Investors Growth
 Stock Series......................       --        --
Massachusetts Investors Trust
 Series............................    34.72%    (5.01%)
Money Market Series................     4.08%     6.11%
New Discovery Series...............       --        --
Research Series....................       --        --
Research Growth and Income
 Series............................       --        --
Research International Series......       --        --
Strategic Growth Series............       --        --
Strategic Income Series............       --        --
Total Return Series................    19.72%     1.00%
Utilities Series...................       --        --
Value Series.......................       --        --

      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      BASIC DEATH BENEFIT

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

      (1) the value of the Contract on the Death Benefit Date;

      (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date; and

      (3) your total purchase payments (adjusted for partial withdrawals) calculated as of the Death Benefit Date.

      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above.

      OPTIONAL DEATH BENEFIT RIDERS

      Subject to availability in your state, if you are 79 or younger when we issue your Contract, you may enhance this basic death benefit by electing one or more of the following optional death benefit riders. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      If you elect the Maximum Anniversary Account Value Rider, the death benefit is the greater of:

    - the amount payable under basic death benefit above, or

    - your highest Contract value on any Account Anniversary before your 81st birthday, adjusted for any subsequent purchase payments, partial withdrawals, and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      If you elect the 5% Premium Roll-Up Rider, the death benefit is

    - the amount payable under basic death benefit above or

    - the sum of your total purchase payment plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at a rate of 5% per year on purchase payments and transfers to the Variable Account while they remain in the Variable Account. The 5% accruals will continue until the earlier of:

    - the first day of the month following your 80th birthday, or

    - the day the death benefit amount under this rider equals twice the total of the purchase payments and transferred amounts adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER*

      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER*

      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

    - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

-------------------

*See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER*

      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

      If your spouse is your beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the value of your Contract will be equal to your Contract's death benefit amount. All Contract provisions, including any death benefit riders you selected, will continue as if your spouse purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating the death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

-------------------

*See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

      10. OTHER INFORMATION

      PURCHASE PAYMENT INTEREST. We credit your Contract with interest at a rate of 2% to 5% of each purchase payment based upon the interest rate option you chose when you apply for your Contract. In the future, we may make additional interest rate options available, at our discretion, to new participants.

      FREE LOOK. Depending upon applicable state or federal law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract less any "adjusted" purchase payment Interest as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, based upon applicable state or federal law, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have a tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax-deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether or not the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment. If this Contract is being considered as a replacement of another contract, you should compare this Contract's benefits and charges against the benefits and charges of the contract that is being replaced.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation or an acknowledgment of transactions within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge. These features may be started or discontinued at any time by either you or the Company with at least 30 days notice.

      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.

      ASSET ALLOCATION -- This program rebalances your Account balance based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS -- These programs allow you to receive monthly, quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAM -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      SECURED FUTURES PROGRAM -- This program guarantees the return of your purchase payment by investing a portion of your investment into a Guarantee Period, and also allows you to allocate a portion of your investment to one or more Sub-Accounts.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103
     TELEPHONE:
       TOLL FREE (800) 752-7218

                                                                      PROSPECTUS
                                                                     MAY 1, 2001

                               MFS REGATTA EXTRA

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

      You may choose among 31 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following series of the MFS/Sun Life Series Trust (the "Funds"). The MFS/Sun Life Series Trust (the "Series Fund") is a mutual fund advised by our affiliate, Massachusetts Financial Services
Company:

Bond Series                                    Managed Sectors Series
Capital Appreciation Series                    Massachusetts Investors Growth Stock Series
Capital Opportunities Series                   Massachusetts Investors Trust Series
Emerging Growth Series                         Mid Cap Growth Series
Emerging Markets Equity Series                 Money Market Series
Global Asset Allocation Series                 New Discovery Series
Global Governments Series                      Research Series
Global Growth Series                           Research Growth and Income Series
Global Health Sciences Series                  Research International Series
Global Telecommunications Series               Strategic Growth Series
Global Total Return Series                     Strategic Income Series
Government Securities Series                   Technology Series
High Yield Series                              Total Return Series
International Growth Series                    Utilities Series
International Investors Trust Series           Value Series
International New Discovery Series

      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACT AND THE FUNDS.

      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page __ of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSES ASSOCIATED WITH CONTRACTS OFFERING A BONUS CREDIT MAY BE HIGHER THAN THOSE ASSOCIATED WITH CONTRACTS THAT DO NOT OFFER A BONUS CREDIT. THE BONUS CREDIT MAY BE MORE THAN OFFSET BY THE CHARGES ASSOCIATED WITH THE CREDIT.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103

                               TABLE OF CONTENTS

                                                                PAGE
Special Terms                                                        4
Expense Summary                                                      4
Summary of Contract Expenses                                         4
Underlying Fund Annual Expenses                                      5
Examples                                                             7
Condensed Financial Information                                     10
The Annuity Contract                                                10
Communicating To Us About Your Contract                             11
Sun Life Assurance Company of Canada (U.S.)                         11
The Variable Account                                                12
Variable Account Options: The Funds                                 12
The Fixed Account                                                   14
The Fixed Account Options: The Guarantee Periods                    15
The Accumulation Phase                                              15
    Issuing Your Contract                                           15
    Amount and Frequency of Purchase Payments                       15
    Allocation of Net Purchase Payments                             16
    Your Account                                                    16
    Your Account Value                                              16
    Purchase Payment Interest                                       16
    Variable Account Value                                          17
    Fixed Account Value                                             18
    Transfer Privilege                                              19
    Waivers; Reduced Charges; Credits; Bonus Guaranteed
     Interest Rates                                                 20
    Optional Programs                                               20
Withdrawals, Withdrawal Charge and Market Value Adjustment          22
    Cash Withdrawals                                                22
    Withdrawal Charge                                               23
    Types of Withdrawals Not Subject to Withdrawal Charge           24
    Market Value Adjustment                                         25
Contract Charges                                                    26
    Account Fee                                                     26
    Administrative Expense Charge                                   26
    Mortality and Expense Risk Charge                               26
    Charges for Optional Death Benefit Riders                       27
    Premium Taxes                                                   27
    Fund Expenses                                                   27
    Modification in the Case of Group Contracts                     27
Death Benefit                                                       27
    Amount of Death Benefit                                         28
    The Basic Death Benefit                                         28
    Optional Death Benefit Riders                                   28
    Spousal Continuance                                             30
    Calculating the Death Benefit                                   30
    Method of Paying Death Benefit                                  31
    Non-Qualified Contracts                                         31
    Selection and Change of Beneficiary                             32
    Payment of Death Benefit                                        32
    Due Proof of Death                                              32
The Income Phase -- Annuity Provisions                              32
    Selection of the Annuitant or Co-Annuitant                      32
    Selection of the Annuity Commencement Date                      33
    Annuity Options                                                 33
    Selection of Annuity Option                                     34
    Amount of Annuity Payments                                      34

    Exchange of Variable Annuity Units                              35
    Account Fee                                                     35
    Annuity Payment Rates                                           35
    Annuity Options as Method of Payment for Death Benefit          36
Other Contract Provisions                                           36
    Exercise of Contract Rights                                     36
    Change of Ownership                                             36
    Voting of Fund Shares                                           36
    Periodic Reports                                                37
    Substitution of Securities                                      37
    Change in Operation of Variable Account                         38
    Splitting Units                                                 38
    Modification                                                    38
    Discontinuance of New Participants                              38
    Reservation of Rights                                           38
    Right to Return                                                 39
Tax Considerations                                                  39
    U.S. Federal Income Tax Considerations                          39
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          39
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      40
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   40
        DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   41
        WITHHOLDING                                                 41
        INVESTMENT DIVERSIFICATION AND CONTROL                      41
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     41
        QUALIFIED RETIREMENT PLANS                                  42
        PENSION AND PROFIT-SHARING PLANS                            42
        TAX-SHELTERED ANNUITIES                                     42
        INDIVIDUAL RETIREMENT ACCOUNTS                              43
        ROTH IRAS                                                   43
        STATUS OF OPTIONAL DEATH BENEFIT RIDERS                     43
    Puerto Rico Tax Considerations                                  43
Administration of the Contracts                                     44
Distribution of the Contracts                                       44
Performance Information                                             44
Available Information                                               46
Incorporation of Certain Documents by Reference                     46
State Regulation                                                    46
Legal Proceedings                                                   47
Accountants                                                         47
Financial Statements                                                47
Table of Contents of Statement of Additional Information            47
Appendix A -- Glossary                                              49
Appendix B -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   52
Appendix C -- Calculation of Basic Death Benefit                    55
Appendix D -- Calculation of Earnings Enhancement Optional
 Death Benefit Rider                                                56
Appendix E -- Calculation of Death Benefit When EEB and MAV
 and 5% Roll-Up Riders are Selected                                 57
Appendix F -- Calculation of Earnings Enhancement Plus
 Optional Death Benefit                                             58
Appendix G -- Calculation of Earnings Enhancement Plus with
 MAV Optional Death Benefit                                         59
Appendix H -- Calculation of Earnings Enhancement Plus with
 5% Roll-Up Optional Death Benefit                                  60
Appendix I -- Calculation for Purchase Payment Interest
 (Bonus Credit)                                                     61
Appendix J -- Condensed Financial Information --
 Accumulation Unit Values                                           63

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, we may deduct premium taxes, where required by state law.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................  $   0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of complete Account Years Purchase Payment in
    Account
    0-1.....................................................      8%
    1-2.....................................................      8%
    2-3.....................................................      7%
    3-4.....................................................      7%
    4-5.....................................................      6%
    5-6.....................................................      5%
    6-7.....................................................      4%
    7 or more...............................................      0%
Transfer Fee (2)............................................  $  15
ANNUAL ACCOUNT FEE per Contract or Certificate (3)..........  $  50
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)
Mortality and Expense Risk Charge...........................   1.30%
Administrative Expenses Charge..............................   0.15%
                                                              -----
Total Variable Annuity Annual Expenses......................   1.45%

DEATH BENEFIT CHARGE (if one or more of the optional death benefit riders is elected)

                                % OF AVERAGE
     RIDER(S) ELECTED(4)        DAILY VALUE
     -------------------        ------------
            "EEB"                  0.15%
            "MAV"                  0.15%
         "5% Roll-Up"              0.15%
       "EEB" and "MAV"             0.25%
    "EEB" and "5% Roll-Up"         0.25%
    "MAV" AND "5% Roll-Up"         0.25%
          "EEB Plus"               0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                0.40%
        "EEB Plus MAV"             0.40%
    "EEB Plus 5% Roll-Up"          0.40%

------------------------

(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.

(2) Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.

(3) The annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed annually, but it will never exceed $50.

(4) The optional death benefit riders are defined under "Death Benefit."

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)

                                                             OTHER FUND             TOTAL ANNUAL FUND
                                                              EXPENSES                   EXPENSES
                                            MANAGEMENT          AFTER                AFTER AND BEFORE
FUND                                           FEES       REIMBURSEMENT(2)          REIMBURSEMENT)(2)
----                                        ----------   -------------------   ----------------------------
Bond Series...............................     0.60%            0.12%          0.72%
Capital Appreciation Series...............     0.71%            0.04%          0.75%
Capital Opportunities Series..............     0.71%            0.08%          0.79%
Emerging Growth Series....................     0.69%            0.05%          0.74%
Emerging Market Series....................     1.25%            0.32%          1.57%
Global Asset Allocation Series............     0.75%            0.15%          0.90%
Global Governments Series.................     0.75%            0.19%          0.94%
Global Growth Series......................     0.90%            0.14%          1.04%
Global Health Sciences Series (3).........     1.00%            0.25%          1.25%[1.46%]
Global Telecommunications Series (3)......     1.00%            0.28%          1.28%[8.50%]
Global Total Return Series................     0.75%            0.16%          0.91%
Government Securities Series..............     0.55%            0.07%          0.62%
High Yield Series.........................     0.75%            0.08%          0.83%
International Growth Series...............     0.98%            0.26%          1.24%
International Investors Trust Series......     0.98%            0.23%          1.21%
International New Discoveries Series
 (3)......................................     0.98%            0.25%          1.23%[1.44%]
Managed Sectors Series....................     0.71%            0.05%          0.76%
Massachusetts Investors Growth Stock
 Series...................................     0.75%            0.06%          0.81%
Massachusetts Investors Trust Series......     0.55%            0.05%          0.60%
Mid Cap Growth Series (3).................     0.75%            0.14%          0.89%
Money Market Series.......................     0.50%            0.08%          0.58%
New Discovery Series......................     0.90%            0.09%          0.99%
Research Series...........................     0.69%            0.05%          0.74%
Research Growth and Income Series.........     0.75%            0.13%          0.88%
Research International Series.............     1.00%            0.28%          1.28%
Strategic Growth Series...................     0.75%            0.19%          0.94%
Strategic Income Series...................     0.75%            0.23%          0.98%
Technology Series (3).....................     0.75%            0.17%          0.92%
Total Return Series.......................     0.66%            0.04%          0.70%
Utilities Series..........................     0.72%            0.08%          0.80%
Value Series..............................     0.75%            0.12%          0.87%

------------------------

(1) The information relating to Fund expenses was provided by the Fund and we have not independently verified it. You should consult the Fund prospectus for more information about Fund expenses. All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2000, except that the expense figures shown for Funds with less than 12 months of investment experience are estimates for the year 2001. Such Funds include the Global Health Sciences Series, Global Telecommunications Series, International New Discovery Series, the Mid Cap Growth Series, and the Technology Series.

(2) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Fund Expenses" in the table. Had these fee reimbursements been taken into account, "Total Annual Fund Expenses" for certain of the Funds would be as follows:

    Bond Series.................................................  0.70%
    Capital Appreciation Series.................................  0.74%
    Emerging Growth Series......................................  0.73%
    Emerging Markets Equity Series..............................  1.55%
    Global Asset Allocation Series..............................  0.89%
    Global Governments Series...................................  0.93%
    Global Growth Series........................................  1.03%
    Global Telecommunications Series............................  1.25%
    Global Total Return Series..................................  0.90%
    High Yield Series...........................................  0.82%
    International Growth Series.................................  1.23%
    Massachusetts Investors Trust Series........................  0.59%
    Mid Cap Growth Series.......................................  0.87%
    Research Growth and Income Series...........................  0.87%
    Research International Series...............................  1.27%
    Strategic Growth Series.....................................  0.92%
    Strategic Income Series.....................................  0.96%
    Technology Series...........................................  0.90%
    Total Return Series.........................................  0.69%
    Utilities Series............................................  0.79%
    Value Series................................................  0.86%

(3) MFS has contractually agreed to bear the expenses of the Global Health Series, Global Telecommunications Series, and International New Discovery Series such that "Other Fund Expenses," after taking into account the expense offset arrangement described in Footnote (2), above, do not exceed 0.25% annually. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the Series Fund's Board of Directors; provided, however, that a Fund's contractual fee arrangement will terminate prior to May 1, 2002, in the event that the Fund's "Other Fund Expenses" equal or fall below 0.25% annually.

                                    EXAMPLES

      If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
Bond Series................................................   $   95     $  135     $  178     $  271
Capital Appreciation Series................................   $   96     $  136     $  180     $  275
Capital Opportunities Series...............................   $   96     $  138     $  182     $  279
Emerging Growth Series.....................................   $   96     $  136     $  179     $  274
Emerging Markets Equity Series.............................   $  104     $  161     $  221     $  356
Global Asset Allocation Series.............................   $   97     $  141     $  187     $  290
Global Governments Series..................................   $   98     $  142     $  189     $  294
Global Growth Series.......................................   $   99     $  145     $  195     $  304
Global Health Sciences Series..............................   $  101     $  152     $  205     $  325
Global Telecommunications Series...........................   $  101     $  152     $  207     $  328
Global Total Return Series.................................   $   97     $  141     $  188     $  291
Government Securities Series...............................   $   94     $  132     $  173     $  261
High Yield Series..........................................   $   97     $  139     $  184     $  283
International Growth Series................................   $  101     $  151     $  205     $  324
International Investors Trust Series.......................   $  100     $  150     $  203     $  321
International New Discovery Series.........................   $  101     $  151     $  204     $  323
Managed Sectors Series.....................................   $   96     $  137     $  180     $  276
Massachusetts Investors Growth Stock Series................   $   96     $  138     $  183     $  281
Massachusetts Investors Trust Series.......................   $   94     $  132     $  172     $  259
Mid Cap Growth Series......................................   $   97     $  141     $  187     $  289
Money Market Series........................................   $   94     $  131     $  171     $  257
New Discovery Series.......................................   $   98     $  144     $  192     $  299
Research Series............................................   $   96     $  136     $  179     $  274
Research Growth and Income Series..........................   $   97     $  140     $  186     $  288
Research International Series..............................   $  101     $  152     $  207     $  328
Strategic Growth Series....................................   $   98     $  142     $  189     $  294
Strategic Income Series....................................   $   98     $  143     $  192     $  298
Technology Series..........................................   $   98     $  141     $  188     $  292
Total Return Series........................................   $   95     $  135     $  177     $  269
Utilities Series...........................................   $   96     $  138     $  182     $  280
Value Series...............................................   $   97     $  140     $  186     $  287

      If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
Bond Series................................................   $  100     $  148     $  199     $  312
Capital Appreciation Series................................   $  100     $  149     $  200     $  315
Capital Opportunities Series...............................   $  100     $  150     $  202     $  319
Emerging Growth Series.....................................   $  100     $  148     $  200     $  314
Emerging Markets Equity Series.............................   $  108     $  173     $  241     $  393
Global Asset Allocation Series.............................   $  101     $  153     $  208     $  330
Global Governments Series..................................   $  102     $  154     $  210     $  334
Global Growth Series.......................................   $  103     $  157     $  215     $  344
Global Health Sciences Series..............................   $  105     $  164     $  225     $  364
Global Telecommunications Series...........................   $  105     $  164     $  227     $  367
Global Total Return Series.................................   $  101     $  153     $  208     $  331
Government Securities Series...............................   $   99     $  145     $  194     $  302
High Yield Series..........................................   $  101     $  151     $  204     $  323
International Growth Series................................   $  105     $  163     $  225     $  363
International Investors Trust Series.......................   $  105     $  162     $  223     $  360
International New Discovery Series.........................   $  105     $  163     $  224     $  362
Managed Sectors Series.....................................   $  100     $  149     $  201     $  316
Massachusetts Investors Growth Stock Series................   $  100     $  150     $  203     $  321
Massachusetts Investors Trust Series.......................   $   98     $  144     $  193     $  300
Mid Cap Growth Series......................................   $  101     $  153     $  207     $  329
Money Market Series........................................   $   98     $  143     $  192     $  298
New Discovery Series.......................................   $  102     $  156     $  212     $  339
Research Series............................................   $  100     $  148     $  200     $  314
Research Growth and Income Series..........................   $  101     $  152     $  207     $  328
Research International Series..............................   $  105     $  164     $  227     $  367
Strategic Growth Series....................................   $  102     $  154     $  210     $  334
Strategic Income Series....................................   $  102     $  155     $  212     $  338
Technology Series..........................................   $  102     $  154     $  209     $  332
Total Return Series........................................   $   99     $  147     $  198     $  310
Utilities Series...........................................   $  100     $  150     $  203     $  320
Value Series...............................................   $  101     $  152     $  206     $  327

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
Bond Series................................................   $   23     $   72     $  124     $  271
Capital Appreciation Series................................   $   24     $   73     $  126     $  275
Capital Opportunities Series...............................   $   24     $   75     $  128     $  279
Emerging Growth Series.....................................   $   24     $   73     $  125     $  274
Emerging Markets Equity Series.............................   $   32     $   98     $  167     $  356
Global Asset Allocation Series.............................   $   25     $   78     $  133     $  290
Global Governments Series..................................   $   26     $   79     $  135     $  294
Global Growth Series.......................................   $   27     $   82     $  141     $  304
Global Health Sciences Series..............................   $   29     $   89     $  151     $  325
Global Telecommunications Series...........................   $   29     $   89     $  153     $  328
Global Total Return Series.................................   $   25     $   78     $  134     $  291
Government Securities Series...............................   $   22     $   69     $  119     $  261
High Yield Series..........................................   $   25     $   76     $  130     $  283
International Growth Series................................   $   29     $   88     $  151     $  324
International Investors Trust Series.......................   $   28     $   87     $  149     $  321
International New Discovery Series.........................   $   29     $   88     $  150     $  323
Managed Sectors Series.....................................   $   24     $   74     $  126     $  276
Massachusetts Investors Growth Stock Series................   $   24     $   75     $  129     $  281
Massachusetts Investors Trust Series.......................   $   22     $   69     $  118     $  259
Mid Cap Growth Series......................................   $   25     $   78     $  133     $  289
Money Market Series........................................   $   22     $   68     $  117     $  257
New Discovery Series.......................................   $   26     $   81     $  138     $  299
Research Series............................................   $   24     $   73     $  125     $  274
Research Growth and Income Series..........................   $   25     $   77     $  132     $  288
Research International Series..............................   $   29     $   89     $  153     $  328
Strategic Growth Series....................................   $   26     $   79     $  135     $  294
Strategic Income Series....................................   $   26     $   80     $  138     $  298
Technology Series..........................................   $   26     $   78     $  134     $  292
Total Return Series........................................   $   23     $   72     $  123     $  269
Utilities Series...........................................   $   24     $   75     $  128     $  280
Value Series...............................................   $   25     $   77     $  132     $  287

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
Bond Series................................................   $   28     $   85     $  145     $  312
Capital Appreciation Series................................   $   28     $   86     $  146     $  315
Capital Opportunities Series...............................   $   28     $   87     $  148     $  319
Emerging Growth Series.....................................   $   28     $   85     $  146     $  314
Emerging Markets Equity Series.............................   $   36     $  110     $  187     $  393
Global Asset Allocation Series.............................   $   29     $   90     $  154     $  330
Global Governments Series..................................   $   30     $   91     $  156     $  334
Global Growth Series.......................................   $   31     $   94     $  161     $  344
Global Health Sciences Series..............................   $   33     $  101     $  171     $  364
Global Telecommunications Series...........................   $   33     $  101     $  173     $  367
Global Total Return Series.................................   $   29     $   90     $  154     $  331
Government Securities Series...............................   $   27     $   82     $  140     $  302
High Yield Series..........................................   $   29     $   88     $  150     $  323
International Growth Series................................   $   33     $  100     $  171     $  363
International Investors Trust Series.......................   $   33     $   99     $  169     $  360
International New Discovery Series.........................   $   33     $  100     $  170     $  362
Managed Sectors Series.....................................   $   28     $   86     $  147     $  316
Massachusetts Investors Growth Stock Series................   $   28     $   87     $  149     $  321
Massachusetts Investors Trust Series.......................   $   26     $   81     $  139     $  300
Mid Cap Growth Series......................................   $   29     $   90     $  153     $  329
Money Market Series........................................   $   26     $   80     $  138     $  298
New Discovery Series.......................................   $   30     $   93     $  158     $  339
Research Series............................................   $   28     $   85     $  146     $  314
Research Growth and Income Series..........................   $   29     $   89     $  153     $  328
Research International Series..............................   $   33     $  101     $  173     $  367
Strategic Growth Series....................................   $   30     $   91     $  156     $  334
Strategic Income Series....................................   $   30     $   92     $  158     $  338
Technology Series..........................................   $   30     $   91     $  155     $  332
Total Return Series........................................   $   27     $   84     $  144     $  310
Utilities Series...........................................   $   28     $   87     $  149     $  320
Value Series...............................................   $   29     $   89     $  152     $  327

      THESE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN. THE EXAMPLES ASSUME THAT ALL CURRENT WAIVERS AND REIMBURSEMENTS CONTINUE THROUGHOUT ALL PERIODS.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ('Variable Accumulation Units') is included in the back of this Prospectus as Appendix J.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under Your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                         THE MFS/SUN LIFE SERIES TRUST

      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.

      The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 series (each, a "Fund"), each corresponding to one of the portfolios. The Contract provides for investment by the Sub-Accounts in shares of the Funds described below. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

     BOND SERIES will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     CAPITAL OPPORTUNITIES SERIES will seek capital appreciation.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     EMERGING MARKETS EQUITY SERIES will seek capital appreciation.

     GLOBAL ASSET ALLOCATION SERIES will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (I.E., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).

     GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

     GLOBAL GROWTH SERIES will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.

     GLOBAL HEALTH SCIENCES SERIES will seek capital appreciation.

     GLOBAL TELECOMMUNICATIONS SERIES will seek to achieve long-term growth of capital.

     GLOBAL TOTAL RETURN SERIES will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated securities (possibly with equity features) of U.S. and foreign issuers.

     INTERNATIONAL GROWTH SERIES will seek capital appreciation.

     INTERNATIONAL INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     INTERNATIONAL NEW DISCOVERY SERIES will seek capital appreciation.

     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.

     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     MID CAP GROWTH SERIES will seek long-term growth of capital.

     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     NEW DISCOVERY SERIES will seek capital appreciation.

     RESEARCH SERIES will seek to provide long-term growth of capital and future income.

     RESEARCH GROWTH AND INCOME SERIES will seek to provide long-term growth of capital, current income and growth of income.

     RESEARCH INTERNATIONAL SERIES will seek capital appreciation.

     STRATEGIC GROWTH SERIES will seek capital appreciation.

     STRATEGIC INCOME SERIES will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.

     TECHNOLOGY SERIES will seek capital appreciation.

     TOTAL RETURN SERIES will seek mainly to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

     VALUE SERIES will mainly seek capital appreciation and reasonable income.

      The Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

      MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

      The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

      MORE COMPREHENSIVE INFORMATION ABOUT THE SERIES FUND AND THE MANAGEMENT, INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, EXPENSES AND POTENTIAL RISKS OF EACH FUND MAY BE FOUND IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE SERIES FUND. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING. THE SERIES FUND'S STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE BY CALLING 1-800-752-7215.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

      We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

      We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over

$2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us written notice of the change, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

PURCHASE PAYMENT INTEREST

      We will credit your Contract with interest at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

    OPTION A: THE 2% FIVE-YEAR ANNIVERSARY INTEREST OPTION -- Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

    OPTION B: THE 3%, 4%, OR 5% INTEREST OPTION -- Under this option we will credit your Contract with interest at the following rates:

    - 3% of each Purchase Payment if the sum of all Purchase Payments, reduced by the sum of all withdrawals (your "Net Purchase Payments"), is less than $100,000 on the day we receive the Purchase Payment;

    - 4% of each Purchase Payment if your Net Purchase Payments is $100,000 or more but less than $500,000 on the day we receive the Purchase Payment; and

    - 5% of each Purchase Payment if your Net Purchase Payments are $500,000 or more on the day we receive the Purchase Payment.

      If you chose this Option B, there may be an additional credit paid at the end of the first Account Year. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to $100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

      We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any additional 1% or 2% interest credit under Option B or any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

      The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix I.

      We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

      We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

      See "Tax Considerations -- Qualified Retirement Plans," if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section
403(b) of the Code.

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment

Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable charge for optional death benefit riders. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

      Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Renewal Date, unless before the Renewal Date we receive:

      1) written notice from you electing a different Guarantee Period from among those we then offer, or

      2) instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract described below. (See "Transfer Privilege.")

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. We will automatically renew your amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

    - You may not make more than 12 transfers in any Account Year;

    - The amount transferred from a Sub-Account must be at least $1,000, unless you are transferring your entire balance in that Sub-Account;

    - Your Account Value remaining in a Sub-Account must be at least $1,000;

    - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

    - At least 30 days must elapse between transfers to or from Guarantee
      Periods;

    - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

    - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period made more than 30 days before the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed pre-authorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, the Series Funds has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the MFS' judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES

      We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative services charge, or the annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Series Trust's Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program is treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of three asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the aggressive model allocating the highest percentage to the equity asset class. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. Additional programs may be available in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. [Sun Capital Advisers' Asset Allocation Committee will direct the allocations.] By your election of an asset allocation program, you thereby authorize us to automatically reallocate your Account Value on a quarterly basis, or as determined by the terms of the Asset Allocation Program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs are subject to surrender charges. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing these options.

      You may change or stop either program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

      SECURED FUTURES PROGRAM

      Under the Secured Futures Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment and Purchase Payment Interest (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

    - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

    - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

    - When an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations -- Tax-Sheltered Annuities."

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

      (1) your Contract's earnings (defined below) during the prior Account Year; and

      (2) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

      Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

      Your Contract's earnings during the prior Account Year are equal to:

      (a) the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

      (b) any Purchase Payments made during the prior Account Year, plus

      (c) any partial withdrawals and charges taken during the prior Account
          Year.

      For an example of how we calculate the "free withdrawal amount", see Appendix B.

      ORDER OF WITHDRAWAL

      When you make a withdrawal, we consider the oldest remaining Purchase Payment to be withdrawn first, then the next oldest, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value and is not subject to a withdrawal charge.

      CALCULATION OF WITHDRAWAL CHARGE

      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7 year period and moves down a declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.

   NUMBER OF
 ACCOUNT YEARS
PAYMENT HAS BEEN            WITHDRAWAL
IN YOUR ACCOUNT               CHARGE
----------------            ----------
      0-1                       8%
      1-2                       8%
      2-3                       7%
      3-4                       7%
      4-5                       6%
      5-6                       5%
      6-7                       4%
       7+                       0%

      For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

      The withdrawal charge will never be greater than 8% of the excess of Purchase Payments you make under your Contract over the "free withdrawal amount," as defined above.

      For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

      For additional examples of how we calculate withdrawal charges, see Appendix B.

TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

      NURSING HOME WAIVER

      If approved by your state, we will waive the withdrawal charge for a full or partial withdrawal if:

    - at least one year has passed since we issued your Contract, and

    - you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

      An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

      MINIMUM DISTRIBUTIONS

      For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

      OTHER WITHDRAWALS

      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit (except under the Cash Surrender method), or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                  N/12
    1 + I
  ( --------- )             - 1
    1 + J + b

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and

      b is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (I.E., credit risk), basis risk, and /or liquidity costs.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix B.

      No Market Value Adjustment will apply to Contracts issued in the states of California, Maryland, Oregon, Texas and Washington.

                                CONTRACT CHARGES

ACCOUNT FEE

      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $35 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge the Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is more than $100,000 on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE

      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                          % OF AVERAGE
          RIDER(S) YOU ELECT*             DAILY VALUE
          -------------------             ------------
                 "EEB"                        0.15%
                 "MAV"                        0.15%
              "5% Roll-Up"                    0.15%
            "EEB" and "MAV"                   0.25%
         "EEB" and "5% Roll-Up"               0.25%
         "MAV" and "5% Roll-Up"               0.25%
               "EEB Plus"                     0.25%
    "EEB" and "MAV" and "5% Roll-Up"          0.40%
             "EEB Plus MAV"                   0.40%
         "EEB Plus 5% Roll-Up"                0.40%

------------------------

*As defined below

PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

FUND EXPENSES

      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on your date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

      The amount of the death benefit is determined as of the Death Benefit
Date.

THE BASIC DEATH BENEFIT

      In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

      3. Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

      For examples of how to calculate this basic death benefit, see
Appendix C.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, the basic death benefit may be less than your Account Value.

OPTIONAL DEATH BENEFIT RIDERS

      Subject to availability in your state, you may enhance the basic death benefit by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit, above, or

      - your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit, or

      - the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

      -  the first day of the month following your 80th birthday, or

      - the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER

      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER

      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

    - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

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
      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER

      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

SPOUSAL CONTINUANCE

      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the basic death benefit or any rider you have selected. All Contract provisions, including any riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a value equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, the surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

CALCULATING THE DEATH BENEFIT

      In calculating the death benefit amount payable under option (3) of the basic death benefit or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount

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
to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

      If the death benefit is the amount payable under options (2) or (3) of the basic death benefit or under any of the optional death benefit riders, your Account Value will be increased by the excess, if any, of that amount over option (1)of the basic death benefit. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Series Fund's Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of
Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, either the Annuitant or the Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly annuity payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the first month following your first Account Anniversary.

      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, in our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time from 10 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge;

the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.45% of your Account's average daily net assets. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

ANNUITY PAYMENT RATES

      The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Options elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Funds may not always be available for investment under the Contracts. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant;

and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

      - the portion of the Account Value that is attributable to any Purchase Payment Interest, and

      -  all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences of the ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use the Contract and the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.

      However, corporate (or other non-natural person) Owners of a Non-Qualified Contract incur current tax, regardless of distributions, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, or
(ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

      You should note that qualified retirement investments generally provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract. For purposes of determining a contract owner's income, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to the unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      Death benefits paid upon the death of a contract owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For this purpose, the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., it remains generally the total Purchase Payments, less amounts previously received which were not includable in income. Special distribution rules apply upon the death of the owner.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant, distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or distributions under an immediate annuity (as defined above), or after age 59 1/2.

      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      If you receive an eligible rollover distribution from a qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over that distribution to another eligible plan, such distribution will not be includible in your income. However, such distribution is subject to 20% mandatory withholding as described below. An "eligible rollover distribution" is any distribution to you of all or any portion of the balance to the credit of your account, other than:

      - A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

      -  Any required minimum distribution, or

      -  Any hardship distribution.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.

      STATUS OF OPTIONAL DEATH BENEFIT RIDERS

      Under the Code, IRAs may not invest in life insurance policies. Regulations issued by the Treasury Department provide that death benefits under IRAs do not violate this rule, provided that the death benefit is no more than the greater of the total premiums paid (net of prior withdrawals) or the cash value of the IRA.

      In certain circumstances, the death benefit payable under the Contract's Optional Death Benefit Riders may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Contract. We have filed the Contract and the EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Optional Death Benefit Riders ("New Riders") with the Internal Revenue Service ("IRS") requesting a ruling approving the use of the Contract with the New Riders as an IRA. We have already received a favorable determination letter with respect to the following Optional Death Benefit Riders: EEB; MAV; 5% Roll-Up; EEB and MAV; EEB and 5% Roll-Up; MAV and 5% Roll-Up; and EEB and MAV and 5% Roll-Up ("Old Riders").

      Although we regard the New Riders as an investment protection feature that should not result in adverse tax treatment, WE GIVE NO ASSURANCE THAT THE IRS WILL APPROVE THE USE OF THE CONTRACT WITH THE NEW RIDERS IN IRAS. DENIAL OF OUR REQUEST BY THE IRS COULD RESULT IN TAXATION OF THE ENTIRE BALANCE OF YOUR IRA AND PENALTY TAXES. You should consult a qualified tax adviser before adding any of the New Riders to your Contract if it is an IRA.

PUERTO RICO TAX CONSIDERATIONS

      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

      When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amounts received during the taxable year or the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

      For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates." During 2000, approximately $3,548,714 in commissions were paid to and retained by Clarendon in connection with the distribution of the Contracts.

                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period since we started offering the Sub-Accounts under the Futurity products or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Futurity products. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges, the annual Account Fee, or any Purchase Payment Interest, although such figures do reflect all recurring charges. If such figures were calculated to reflect Purchase Payment Interest credited, the calculation would also reflect any withdrawal charges made. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Fund.

      Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Sun Capital Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contract. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contract, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661; New York, New York -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                                STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 2000, and the financial statements of the Company for the years ended December 31, 2000, 1999 and 1998, both included in the Statement of Additional Information ("SAI") filed in the Company's Registration Statement under the Investment Company Act of 1940, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the SAI.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Tax-Deferred Accumulation
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------

To:     Sun Life Assurance Company of Canada (U.S.)
        c/o Retirement Products and Services
        P.O. Box 1024
        Boston, Massachusetts 02103

        Please send me a Statement of Additional Information for MFS Regatta Extra Variable and Fixed Annuity
        Sun Life of Canada (U.S.) Variable Account F.

Name         ------------------------------------------------------------

Address      ------------------------------------------------------------

             ------------------------------------------------------------

City  --------------------------------   State  --------------       Zip  -------

Telephone  ------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

       The following terms as used in this Prospectus have the indicated meanings:

       ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

       ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

       ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

       ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

       *ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

       ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

       ANNUITY OPTION: The method you choose for receiving annuity payments.

       ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

       APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

       *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

       BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

       CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

       COMPANY: Sun Life Assurance Company of Canada (U.S.).

       CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.

       COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

       CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

       DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

       DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

       FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

       FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

       FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

       FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

       FUND: A series of the Series Fund in which assets of a Sub-Account may be invested.

       GROUP CONTRACT: A Contract issued by the Company on a group basis.

       GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

       GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

       GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

       INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

       INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

       NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

       NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

       NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

       *OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

       *PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are 2 Participants, the death benefit is paid upon the death of either Participant.

       PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

       PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

       PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract at a rate of 2% to 5% of each purchase payment based upon the size of the investment or Account Value or the interest rate option chosen at the time of application.

       QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

       RENEWAL DATE: The last day of a Guarantee Period.

       SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

       VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

       VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

       VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

       VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

       VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)

WITHDRAWAL CHARGE CALCULATION:
FULL WITHDRAWAL:

       Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

                                                                                   PAYMENT
                            HYPOTHETICAL               CUMULATIVE      FREE      SUBJECT TO     WITHDRAWAL     WITHDRAWAL
               ACCOUNT        ACCOUNT       ANNUAL       ANNUAL     WITHDRAWAL   WITHDRAWAL       CHARGE         CHARGE
                YEAR           VALUE       EARNINGS     EARNINGS      AMOUNT       CHARGE       PERCENTAGE       AMOUNT
           ---------------  ------------  -----------  -----------  -----------  -----------  ---------------  -----------
      (a)             1      $   41,000    $   1,000    $   1,000    $   4,000    $  36,000          8.00%      $   2,880
                      2      $   45,100    $   4,100    $   5,100    $   4,000    $  36,000          8.00%      $   2,880
                      3      $   49,600    $   4,500    $   9,600    $   4,100    $  35,900          7.00%      $   2,513
      (b)             4      $   52,100    $   2,500    $  12,100    $   4,500    $  35,500          7.00%      $   2,485
                      5      $   57,300    $   5,200    $  17,300    $   4,000    $  36,000          6.00%      $   2,160
                      6      $   63,000    $   5,700    $  23,000    $   5,200    $  34,800          5.00%      $   1,740
                      7      $   66,200    $   3,200    $  26,200    $   5,700    $  34,300          4.00%      $   1,372
      (c)             8      $   72,800    $   6,600    $  32,800    $  40,000    $       0          0.00%      $       0

(a) The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $36,000, which equals the New Payments of $40,000 minus the free withdrawal amount of $4,000.

(b) In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $35,500.

(c) In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

PARTIAL WITHDRAWAL

       Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

                                                                   REMAINING
               HYPOTHETICAL                                          FREE       AMOUNT OF
                ACCOUNT                                            WITHDRAWAL   WITHDRAWAL
                 VALUE                                              AMOUNT      SUBJECT TO   WITHDRAWAL   WITHDRAWAL
     ACCOUNT    BEFORE                   CUMULATIVE   AMOUNT OF     BEFORE      WITHDRAWAL   CHARGE        CHARGE
     YEAR      WITHDRAWAL     EARNINGS   EARNINGS     WITHDRAWAL   WITHDRAWAL    CHARGE      PERCENTAGE    AMOUNT
     -------   ------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
        1        $41,000       $1,000     $ 1,000      $     0       $4,000      $     0        8.00%       $    0
        2        $45,100       $4,100     $ 5,100      $     0       $4,000      $     0        8.00%       $    0
        3        $49,600       $4,500     $ 9,600      $     0       $4,100      $     0        7.00%       $    0
(a)     4        $50,100       $  500     $10,100      $ 4,100       $4,500      $     0        7.00%       $    0
(b)     4        $46,800       $  800     $10,900      $ 9,000       $  400      $ 8,600        7.00%       $  602
(c)     4        $38,400       $  600     $11,500      $12,000       $    0      $12,000        7.00%       $  840
(d)     4        $26,800       $  400     $11,900      $20,000       $    0      $14,900        7.00%       $1,043

(a) In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b) Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c) Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d) Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $25,100 of New Payments has already been surrendered, only $14,900 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $5,100 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

       Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,485, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

PART 2 -- FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

       The MVA Factor is:

                                       N/12
                          1 + I
                      ( ---------- )        - 1
                        1 + J + b

       These examples assume the following:

        1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

        2)  The date of surrender is 2 years from the Expiration Date (N = 24).

        3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        4)  The interest earned in the current Account Year is $674.16.

        5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

        6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

       Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (   ---------- )         - 1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (      --------     )         - 1
                                 1 + .08

                             2
                   =     (.981) - 1

                   =     .963 - 1

                   =  -  .037

       The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                   ($11,910.16 - $674.16) X -.037 = -$415.73

       -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

       For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X -.037 = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

       Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (   ---------- )         -1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (      --------     )         -1
                                 1 + .05

                                             2
                   =                 (1.010)     -1

                   =     1.019 -1

                   =     .019

       The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                    ($11,910.16 - $674.16) X .019 = $213.48

       $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

       For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

       $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                   APPENDIX C
                       CALCULATION OF BASIC DEATH BENEFIT

EXAMPLE 1:

       Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
          Account Value                                       =              $    80,000.00
          Cash Surrender Value*                               =              $    74,400.00
          Purchase Payments                                   =              $   100,000.00
The Basic Death Benefit would therefore be:                                  $   100,000.00

EXAMPLE 2:

       Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
          Account Value                                       =                  $60,000.00
          Cash Surrender Value*                               =                  $55,200.00
          Adjusted Purchase Payments**                        =                  $75,000.00
The Basic Death Benefit would therefore be:                                      $75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value.
For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."
**Adjusted Purchase Payments can be calculated as follows:
Payments X (Account Value after withdrawal / Account Value before withdrawal)
= $100,000.00 X ($60,000.00/$80,000.00) = $75,000

                                   APPENDIX D
           CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT

EXAMPLE 1:

       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
     Account Value                                                =  $  135,000
     Cash Surrender Value*                                        =  $  131,400
     Total of Adjusted Purchase Payments                          =  $  100,000
The Death Benefit Amount would therefore                          =  $  135,000

~ plus ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments                  =  $   35,000
     40% of the above amount                                      =  $   14,000
     Cap of 40% of Adjusted Purchase Payments                     =  $   40,000
The lesser of the above two amounts = the EEB amount              =  $   14,000

       The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

EXAMPLE 2:

       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7.

The Death Benefit Amount will be the greatest of:
     Account Value                                                =  $  115,000
     Cash Surrender Value*                                        =  $  111,400
     Total of Adjusted Purchase Payments**                        =  $   85,185
The Death Benefit Amount would therefore                          =  $  115,000

~ plus ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments                  =  $   29,815
     40% of the above amount                                      =  $   11,926
     Cap of 40% of Adjusted Purchase Payments                     =  $   34,074
The lesser of the above two amounts = the EEB amount              =  $   11,926

       The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

       *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

       **Adjusted Purchase Payments can be calculated as follows:

       Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal)
      = $100,000 X ($115,000 DIVIDED BY $135,000) = $85,185

                                   APPENDIX E
CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED

       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
     Account Value                                              =  $  135,000
     Cash Surrender Value*                                      =  $  131,400
     Total of Adjusted Purchase Payments                        =  $  100,000
     5% Premium Roll-Up Value                                   =  $  140,000
     Maximum Anniversary Value                                  =  $  142,000
The Death Benefit Amount would therefore                        =  $  142,000

~ plus ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments                =  $   35,000
     40% of the above amount                                    =  $   14,000
     Cap of 40% of Adjusted Purchase Payments                   =  $   40,000
The lesser of the above two amounts = the EEB amount            =  $   14,000

       The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

       *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

                                   APPENDIX F
        CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT

       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
     Account Value                                              =  $  135,000
     Cash Surrender Value*                                      =  $  131,400
     Total of Adjusted Purchase Payments                        =  $  100,000
The Death Benefit Amount would therefore                        =  $  135,000

~ plus ~

The EEB Plus amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments                =  $   35,000
     40% of the above amount                                    =  $   14,000
     Cap of 100% of Adjusted Purchase Payments                  =  $  100,000
The lesser of the above two amounts = the EEB Plus
amount                                                          =  $   14,000

       The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

       *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

                                   APPENDIX G
    CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH MAV OPTIONAL DEATH BENEFIT

       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year
7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
     Account Value                                              =  $  135,000
     Cash Surrender Value*                                      =  $  131,400
     Total of Adjusted Purchase Payments                        =  $  100,000
     Maximum Anniversary Value                                  =  $  140,000
The Death Benefit Amount would therefore                        =  $  140,000

~ plus ~

The EEB Plus amount, calculated as follows:
  Death Benefit Amount before EEB minus Adjusted
     Purchase Payments                                          =  $   40,000
     40% of the above amount                                    =  $   16,000
     Cap of 100% of Adjusted Purchase Payments                  =  $  100,000
The lesser of the above two amounts = the EEB Plus
amount                                                          =  $   16,000

       The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

       *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

                                   APPENDIX H
CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
     Account Value                                              =  $  135,000
     Cash Surrender Value*                                      =  $  131,400
     Total of Adjusted Purchase Payments                        =  $  100,000
     5% Premium Roll-up Value                                   =  $  140,000
The Death Benefit Amount would therefore                        =  $  140,000

~ plus ~

The EEB Plus amount, calculated as follows:
  Death Benefit Amount before EEB minus Adjusted
     Purchase Payments                                          =  $   40,000
     40% of the above amount                                    =  $   16,000
     Cap of 100% of Adjusted Purchase Payments                  =  $  100,000
The lesser of the above two amounts = the EEB Plus
amount                                                          =  $   16,000

       The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

       *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

                                   APPENDIX I

            CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

EXAMPLE 1:

       IF YOU SELECT OPTION A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

       Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

       Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

       Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

       Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

       This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

EXAMPLE 2: OPTION B WITH NO WITHDRAWALS

       IF YOU SELECT OPTION B, the 3% Bonus Option the amount we will credit to your Contract depends on the size of your Net Purchase Payments. The scale is as follow:

Net Purchase Payments less than $100,000.00 will receive                                          3%
Net Purchase Payments between $100,000.00 through $499,999.99 will receive                        4%
Net Purchase Payments greater than or equal to $500,000.00 will receive                           5%

       Therefore, if your initial investment is $50,000.00, your Purchase Payment Interest will equal 3% of $50,000, or $1500.00.

       If you make additional Payments that cause your total Net Purchase Payments to exceed $100,000.00, these Purchase Payments will receive either a 4% or 5% bonus, using the above scale. As an example:

       Initial Purchase Payment of $50,000.00 will receive 3% Purchase Payment Interest. A second Purchase Payment of $80,000.00 will result in Net Purchase Payments of $130,000.00. Thus, the $80,000.00 will receive Purchase Payment Interest of 4% equal to $3,200.00.

       Suppose a third Purchase Payment of $400,000.00 is made. This will bring the Net Purchase Payments to $530,000.00. This $400,000.00 will receive Purchase Payment Interest of 5% equal to $20,000.00.

       This Account now has total Net Purchase Payments of $530,000.00 and total Purchase Payment Interest of $24,700.00.

       In addition to the Purchase Payment Interest paid at the time of each Payment, we will review your first Account Anniversary to ensure that all Net Purchase Payments received the Purchase Payment Interest as described in the above scale. Using the above scenario as an example, upon the first Account Anniversary, we will credit your Account an additional $1800.00, which is equal to:

Total Net Purchase Payments of $530,000.00 X 5%                =      $  26,500.00
Total Purchase Payment Interest received                       =      $  24,700.00
                                                                      ------------
First Account Anniversary Adjustment                           =      $   1,800.00

EXAMPLE 3: OPTION B WITH A WITHDRAWAL

       Using the same example as above, suppose that before the first Account Anniversary you make a withdrawal of $20,000.00. The annual Purchase Payment Interest adjustment would be calculated as follows:

       Because your Net Purchase Payments are $510,000.00 ($530,000.00 - $20,000.00 withdrawal), your Purchase Payment Interest on all Net Purchase Payments should be 5%.

Your initial Payment of $50,000.00 received 3%
Your second Payment of $80,000.00 received 4%
Your third Payment of $400,000.00 received the 5%

       Your first two Payments minus the withdrawal will receive additional Purchase Payment Interest. This will bring your total Net Purchase Payments up to 5%.

$50,000.00 X 2%                                    =          $ 1,000.00
$80,000.00 - $20,000.00 = $60,000.00 X 1%          =          $   600.00
Total credit due                                   =          $ 1,600.00

       On your First Account Anniversary we will credit your Account with an additional Purchase Payment Interest of $1600.00.

                                   APPENDIX J
          CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES

       The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
BOND SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.7940
  Units outstanding at end of period........................................................            77,459
BOND SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.7836
  Units outstanding at end of period........................................................            65,066
BOND SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.7767
  Units outstanding at end of period........................................................           214,623
BOND SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.7662
  Units outstanding at end of period........................................................            86,798
CAPITAL APPRECIATION SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.8067
  Units outstanding at end of period........................................................           693,430
CAPITAL APPRECIATION SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.7981
  Units outstanding at end of period........................................................         1,128,952
CAPITAL APPRECIATION SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.7924
  Units outstanding at end of period........................................................         2,130,547
CAPITAL APPRECIATION SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.7838
  Units outstanding at end of period........................................................           541,268

------------------------------

   +LEVEL      PERCENTAGE OF AVERAGE DAILY NET ASSETS
-------------  --------------------------------------
          1                    1.45%
          2                    1.60%
          3                    1.70%
          4                    1.85%

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
CAPITAL OPPORTUNITIES SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.3555
  Units outstanding at end of period........................................................         1,309,871
CAPITAL OPPORTUNITIES SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.3464
  Units outstanding at end of period........................................................         1,690,475
CAPITAL OPPORTUNITIES SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.3402
  Units outstanding at end of period........................................................         3,382,049
CAPITAL OPPORTUNITIES SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.3310
  Units outstanding at end of period........................................................         1,139,592
EMERGING GROWTH SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.7059
  Units outstanding at end of period........................................................         1,479,829
EMERGING GROWTH SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.6973
  Units outstanding at end of period........................................................         2,015,613
EMERGING GROWTH SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.6916
  Units outstanding at end of period........................................................         4,326,107
EMERGING GROWTH SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.6831
  Units outstanding at end of period........................................................         1,307,630
EMERGING MARKETS EQUITY SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.1666
  Units outstanding at end of period........................................................            57,546
EMERGING MARKETS EQUITY SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.1587
  Units outstanding at end of period........................................................           124,787

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
EMERGING MARKETS EQUITY SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.1534
  Units outstanding at end of period........................................................           128,994
EMERGING MARKETS EQUITY SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.1455
  Units outstanding at end of period........................................................            60,368
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.8099
  Units outstanding at end of period........................................................            26,394
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.8001
  Units outstanding at end of period........................................................            78,745
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.7937
  Units outstanding at end of period........................................................           172,825
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.7841
  Units outstanding at end of period........................................................             9,050
GLOBAL GOVERNMENTS SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3268
  Units outstanding at end of period........................................................            20,989
GLOBAL GOVERNMENTS SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3167
  Units outstanding at end of period........................................................            70,817
GLOBAL GOVERNMENTS SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3100
  Units outstanding at end of period........................................................            49,235
GLOBAL GOVERNMENTS SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.2999
  Units outstanding at end of period........................................................            27,812

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
GLOBAL GROWTH SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.0816
  Units outstanding at end of period........................................................           346,962
GLOBAL GROWTH SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.0727
  Units outstanding at end of period........................................................           349,891
GLOBAL GROWTH SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.0668
  Units outstanding at end of period........................................................           869,483
GLOBAL GROWTH SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.0579
  Units outstanding at end of period........................................................           297,452
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000***
     End of Period..........................................................................      $     7.2821
     Units outstanding at end of period.....................................................             3,116
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000***
     End of Period..........................................................................      $     7.2788
     Units outstanding at end of period.....................................................            24,218
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000***
     End of Period..........................................................................      $     7.2767
     Units outstanding at end of period.....................................................            33,185
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000***
     End of Period..........................................................................      $     7.2734
     Units outstanding at end of period.....................................................             4,925
GLOBAL TOTAL RETURN SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.1186
  Units outstanding at end of period........................................................            37,443
GLOBAL TOTAL RETURN SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.1087
  Units outstanding at end of period........................................................            42,261

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
GLOBAL TOTAL RETURN SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.1022
  Units outstanding at end of period........................................................            61,103
GLOBAL TOTAL RETURN SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.0923
  Units outstanding at end of period........................................................            19,112
GOVERNMENT SECURITIES SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.7679
  Units outstanding at end of period........................................................           217,774
GOVERNMENT SECURITIES SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.7573
  Units outstanding at end of period........................................................           364,621
GOVERNMENT SECURITIES SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.7502
  Units outstanding at end of period........................................................           531,971
GOVERNMENT SECURITIES SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.7396
  Units outstanding at end of period........................................................           310,046
HIGH YIELD SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.2152
  Units outstanding at end of period........................................................           246,939
HIGH YIELD SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.2064
  Units outstanding at end of period........................................................           277,607
HIGH YIELD SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.2005
  Units outstanding at end of period........................................................           410,208
HIGH YIELD SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.1916
  Units outstanding at end of period........................................................           174,044

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
INTERNATIONAL GROWTH SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.7297
  Units outstanding at end of period........................................................            96,662
INTERNATIONAL GROWTH SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.7205
  Units outstanding at end of period........................................................            78,014
INTERNATIONAL GROWTH SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.7143
  Units outstanding at end of period........................................................           229,167
INTERNATIONAL GROWTH SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.7051
  Units outstanding at end of period........................................................            11,409
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.3003
  Units outstanding at end of period........................................................           233,234
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.2913
  Units outstanding at end of period........................................................           341,396
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.2852
  Units outstanding at end of period........................................................           818,429
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.2762
  Units outstanding at end of period........................................................           224,129
MANAGED SECTORS SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.2945
  Units outstanding at end of period........................................................           342,650
MANAGED SECTORS SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.2864
  Units outstanding at end of period........................................................           485,882

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
MANAGED SECTORS SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.2810
  Units outstanding at end of period........................................................         1,051,021
MANAGED SECTORS SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.2729
  Units outstanding at end of period........................................................           395,973
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.4222
  Units outstanding at end of period........................................................         2,157,835
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.4130
  Units outstanding at end of period........................................................         2,559,854
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.4068
  Units outstanding at end of period........................................................         4,923,997
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.3976
  Units outstanding at end of period........................................................         1,511,093
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.0762
  Units outstanding at end of period........................................................         1,567,339
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.0663
  Units outstanding at end of period........................................................         2,171,833
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.0598
  Units outstanding at end of period........................................................         4,232,336
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.0499
  Units outstanding at end of period........................................................         1,325,352

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
MID CAP GROWTH SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000***
     End of Period..........................................................................      $     9.2420
     Units outstanding at end of period.....................................................            76,464
MID CAP GROWTH SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000***
     End of Period..........................................................................      $     9.2379
     Units outstanding at end of period.....................................................           142,977
MID CAP GROWTH SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000***
     End of Period..........................................................................      $     9.2351
     Units outstanding at end of period.....................................................           399,687
MID CAP GROWTH SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000***
     End of Period..........................................................................      $     9.2310
     Units outstanding at end of period.....................................................           137,221
MONEY MARKET SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3184
  Units outstanding at end of period........................................................           728,487
MONEY MARKET SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3084
  Units outstanding at end of period........................................................           741,527
MONEY MARKET SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3018
  Units outstanding at end of period........................................................         1,220,849
MONEY MARKET SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.2918
  Units outstanding at end of period........................................................           568,861
NEW DISCOVERY SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3314
  Units outstanding at end of period........................................................           529,521
NEW DISCOVERY SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3213
  Units outstanding at end of period........................................................           869,196

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
NEW DISCOVERY SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3146
  Units outstanding at end of period........................................................         1,704,282
NEW DISCOVERY SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.3044
  Units outstanding at end of period........................................................           664,181
RESEARCH SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.4985
  Units outstanding at end of period........................................................           661,535
RESEARCH SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.4892
  Units outstanding at end of period........................................................           721,446
RESEARCH SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.4830
  Units outstanding at end of period........................................................         1,500,613
RESEARCH SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.4737
  Units outstanding at end of period........................................................           443,675
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.2001
  Units outstanding at end of period........................................................            67,362
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.1903
  Units outstanding at end of period........................................................           117,704
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.1838
  Units outstanding at end of period........................................................           222,322
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.1739
  Units outstanding at end of period........................................................            91,377

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
RESEARCH INTERNATIONAL SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.2229
  Units outstanding at end of period........................................................           307,752
RESEARCH INTERNATIONAL SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.2139
  Units outstanding at end of period........................................................           504,142
RESEARCH INTERNATIONAL SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.2080
  Units outstanding at end of period........................................................           995,558
RESEARCH INTERNATIONAL SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     9.1989
  Units outstanding at end of period........................................................           272,786
STRATEGIC GROWTH SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.5749
  Units outstanding at end of period........................................................           253,737
STRATEGIC GROWTH SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.5665
  Units outstanding at end of period........................................................           401,168
STRATEGIC GROWTH SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.5609
  Units outstanding at end of period........................................................           850,553
STRATEGIC GROWTH SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $     8.5525
  Units outstanding at end of period........................................................           236,104
STRATEGIC INCOME SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.2398
  Units outstanding at end of period........................................................            41,244
STRATEGIC INCOME SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.2299
  Units outstanding at end of period........................................................            72,666

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
STRATEGIC INCOME SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.2234
  Units outstanding at end of period........................................................           213,393
STRATEGIC INCOME SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.2135
  Units outstanding at end of period........................................................            23,478
TECHNOLOGY SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000**
     End of Period..........................................................................      $     7.2283
     Units outstanding at end of period.....................................................            76,758
TECHNOLOGY SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000**
     End of Period..........................................................................      $     7.2234
     Units outstanding at end of period.....................................................           118,443
TECHNOLOGY SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000**
     End of Period..........................................................................      $     7.2201
     Units outstanding at end of period.....................................................           211,211
TECHNOLOGY SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000**
     End of Period..........................................................................      $     7.2151
     Units outstanding at end of period.....................................................            80,731
TOTAL RETURN SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    11.4353
  Units outstanding at end of period........................................................           531,259
TOTAL RETURN SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    11.4242
  Units outstanding at end of period........................................................           732,960
TOTAL RETURN SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    11.4169
  Units outstanding at end of period........................................................           767,913
TOTAL RETURN SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    11.4058
  Units outstanding at end of period........................................................           263,691

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2000*
                                                                                              --------------------
UTILITIES SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.4779
  Units outstanding at end of period........................................................           670,496
UTILITIES SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.4676
  Units outstanding at end of period........................................................           609,336
UTILITIES SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.4608
  Units outstanding at end of period........................................................         1,283,992
UTILITIES SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    10.4505
  Units outstanding at end of period........................................................           401,366
VALUE SERIES -- LEVEL 1
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    12.5910
  Units outstanding at end of period........................................................           203,752
VALUE SERIES -- LEVEL 2
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    12.5789
  Units outstanding at end of period........................................................           208,713
VALUE SERIES -- LEVEL 3
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    12.5708
  Units outstanding at end of period........................................................           454,482
VALUE SERIES -- LEVEL 4
  Unit Value:
     Beginning of Period....................................................................      $    10.0000
     End of Period..........................................................................      $    12.5586
  Units outstanding at end of period........................................................           111,256

------------------------------

  * From commencement of operations on April 10, 2000 to December 31, 2000.

 ** From commencement of operations on July 17, 2000 to December 31, 2000.

*** From commencement of operations on September 11, 2000 to December 31, 2000.

                                        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                        C/O RETIREMENT PRODUCTS AND SERVICES
                                        P.O. BOX 1024
                                        BOSTON, MASSACHUSETTS 02103

                                        TELEPHONE:
                                        Toll Free (800) 752-7215

                                        GENERAL DISTRIBUTOR
                                        Clarendon Insurance Agency, Inc.
                                        One Sun Life Executive Park
                                        Wellesley Hills, Massachusetts 02481

                                        AUDITORS
                                        Deloitte & Touche LLP
                                        200 Berkeley Street
EXTRA-1       5/01                      Boston, Massachusetts 02116

                                       PART B
                       INFORMATION REQUIRED IN A STATEMENT OF
                               ADDITIONAL INFORMATION

     Attached hereto and made a part hereof is the Statement of Additional Information dated May 1, 2001 for:

                Futurity Accolade Variable and Fixed Annuity

                MFS Regatta Extra Variable Fixed Annuity

                                                                    May 1, 2001


                                 FUTURITY ACCOLADE

                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

                                 TABLE OF CONTENTS

Calculation of Performance Data ............................................. 2
Tax Deferred Accumulation.................................................... 9
Advertising and Sales Literature ............................................10
Calculations ................................................................13
     Example of Variable Accumulation Unit Value Calculation.................13
     Example of Variable Annuity Unit Calculation ...........................13
     Example of Variable Annuity Payment Calculation ........................13
Distribution of the Contracts ...............................................13
Designation and Change of Beneficiary .......................................14
Custodian ...................................................................14
Financial Statements ........................................................14

          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Futurity Accolade Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated May 1, 2001. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to the Company at Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services, P.O. Box 9133, Boston, Massachusetts 02117, or by telephoning (888) 786-2435.

          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                          CALCULATION OF PERFORMANCE DATA
                            AVERAGE ANNUAL TOTAL RETURN:

                     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

          The tables below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return, at the various rates under the Contract and for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out after the table. For purposes of determining the investment results in this table, the actual investment performance of each Fund is reflected from the date the Fund commenced operations ("Inception"), although the Contracts have been offered only since September, 1999. No information is shown for the Funds that had not commenced operations as of December 31, 2000.


         The Securities and Exchange Commission defines "standardized" total return information to mean Average Annual Total Return, based on a hypothetical initial purchase payment of $1,000 and calculated in accordance with the formula set forth after the table, but presented only for periods subsequent to the commencement of the offering of the Futurity annuities.


                             FUTURITY ACCOLADE
                  STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                      PERIOD ENDING DECEMBER 31, 2000


                                                                           1 YEAR        5 YEAR         10 YEAR         FUTURITY
      1.45%                                                                PERIOD        PERIOD      OR LIFE ( 1 )   INCEPTION DATE
      -----                                                                ------        ------      -------------   --------------
      AIM V.I. Capital Appreciation Fund                                  (18.60%)         ---          11.94%            2/18/1998
      AIM V.I. Growth Fund                                                (27.29%)         ---           8.68%            2/17/1998
      AIM V.I. Growth and Income Fund                                     (21.91%)         ---           7.10%            3/26/1998
      AIM V.I. International Equity Fund                                  (32.65%)         ---           6.20%            2/17/1998
      Alger American Growth Portfolio                                     (22.11%)         ---          11.57%            3/26/1998
      Alger American Income and Growth Portfolio                           (9.86%)         ---          17.99%            3/26/1998
      Alger American Small Capitalization Portfolio                       (33.37%)         ---           0.55%            3/26/1998
      Goldman Sachs V.I.T. CORE-sm Large Cap Growth Fund                  (29.09%)         ---           2.51%            3/11/1998
      Goldman Sachs V.I.T. CORE-sm Small Cap Equity Fund                   (7.12%)         ---          (0.52%)           2/18/1998
      Goldman Sachs V.I.T. CORE-sm U.S. Equity Fund                       (17.43%)         ---           5.53%            2/17/1998
      Goldman Sachs V.I.T. Growth and Income Fund                         (12.96%)         ---          (5.90%)           2/18/1998
      Goldman Sachs V.I.T. International Equity Fund                      (20.67%)         ---           3.96%            3/16/1998
      J.P. Morgan U.S. Disciplined Equity Portfolio ( 2 )                 (18.67%)         ---           1.62%            3/26/1998
      J.P. Morgan International Opportunities Portfolio ( 2 )             (23.07%)         ---          (0.96%)           3/26/1998
      J.P. Morgan Small Company Portfolio ( 2 )                           (18.97%)         ---          (0.18%)           3/26/1998
      Lord Abbett Growth and Income Portfolio                               6.71%          ---           8.51%            3/26/1998
      MFS/Sun Life Capital Appreciation Series                            (19.29%)       15.42%         16.73%           11/30/1989
      MFS/Sun Life Emerging Growth Series                                 (26.05%)       20.23%         22.46%             5/1/1995
      MFS/Sun Life High Yield Series                                      (14.78%)        2.35%          9.59%           11/30/1989
      MFS/Sun Life Utilities Series                                        (1.83%)       19.32%         16.60%           11/16/1993
      MFS/Sun Life Government Securities Series                             3.14%         3.09%          5.72%           11/30/1989
      MFS/Sun Life Total Return Series                                      7.72%        10.80%         11.46%           11/30/1989
      MFS/Sun Life Massachusetts Investors Trust Series                    (8.61%)       14.62%         13.53%           10/31/1991
      MFS/Sun Life New Discovery Series                                    (8.36%)         ---          19.50%             5/6/1998
      MFS/Sun Life Massachusetts Investors Growth Stock Series            (14.26%)         ---          14.35%             5/6/1998
      OCC Accumulation Trust Equity Portfolio                               0.93%          ---           2.92%            2/17/1998
      OCC Accumulation Trust Mid Cap Portfolio                             16.67%          ---          11.89%            2/17/1998
      OCC Accumulation Trust Small Cap Portfolio                           34.70%          ---           2.25%            3/26/1998
      OCC Accumulation Trust Managed Portfolio                              0.76%          ---           4.89%           12/14/1998
      Sun Capital Money Market Fund                                        (3.05%)         ---           0.08%           12/14/1998
      Sun Capital Investment Grade Bond Fund                                0.92%          ---          (0.85%)          12/14/1998
      Sun Capital Real Estate Fund                                         21.92%          ---           7.46%           12/14/1998
      SC Select Equity Fund                                               (17.47%)         ---           3.04%            9/13/1999
      SC Blue Chip Mid Cap Fund                                            15.76%          ---          36.55%            9/13/1999
      SC Investors Foundation Fund                                        (14.12%)         ---          (4.45%)           9/13/1999
      SC Davis Venture Value Fund                                            ---           ---          (9.30%)           7/17/2000
      SC Davis Financial Fund                                                ---           ---           5.24%            7/17/2000
      SC Value Equity Portfolio ( 3 )                                        ---           ---           5.21%            7/17/2000
      SC Value Mid Cap Portfolio                                             ---           ---          (4.68%)           7/17/2000
      SC Value Small Cap Portfolio ( 3 )                                     ---           ---          13.70%            7/17/2000
      SC Value Managed Portfolio ( 3 )                                       ---           ---           5.68%            7/17/2000




                                                                           1 YEAR        5 YEAR         10 YEAR         FUTURITY
      1.60%                                                                PERIOD        PERIOD      OR LIFE ( 1 )   INCEPTION DATE
      -----                                                                ------        ------      -------------   --------------
      AIM V.I. Capital Appreciation Fund                                  (18.72%)         ---          11.77%            2/18/1998
      AIM V.I. Growth Fund                                                (27.40%)         ---           8.50%            2/17/1998
      AIM V.I. Growth and Income Fund                                     (22.03%)         ---           6.93%            3/26/1998
      AIM V.I. International Equity Fund                                  (32.75%)         ---           6.02%            2/17/1998
      Alger American Growth Portfolio                                     (22.22%)         ---          11.39%            3/26/1998
      Alger American Income and Growth Portfolio                           (9.99%)         ---          17.80%            3/26/1998
      Alger American Small Capitalization Portfolio                       (33.47%)         ---           0.39%            3/26/1998
      Goldman Sachs V.I.T. CORE-sm Large Cap Growth Fund                  (29.20%)         ---           2.34%            3/11/1998
      Goldman Sachs V.I.T. CORE-sm Small Cap Equity Fund                   (7.26%)         ---          (0.68%)           2/18/1998
      Goldman Sachs V.I.T. CORE-sm U.S. Equity Fund                       (17.55%)         ---           5.36%            2/17/1998
      Goldman Sachs V.I.T. Growth and Income Fund                         (13.09%)         ---          (6.04%)           2/18/1998
      Goldman Sachs V.I.T. International Equity Fund                      (20.79%)         ---           3.79%            3/16/1998
      J.P. Morgan U.S. Disciplined Equity Portfolio ( 2 )                 (18.79%)         ---           1.45%            3/26/1998
      J.P. Morgan International Opportunities Portfolio ( 2 )             (23.19%)         ---          (1.13%)           3/26/1998
      J.P. Morgan Small Company Portfolio ( 2 )                           (19.10%)         ---          (0.35%)           3/26/1998
      Lord Abbett Growth and Income Portfolio                               6.54%          ---           8.33%            3/26/1998
      MFS/Sun Life Capital Appreciation Series                            (19.41%)       15.24%         16.56%           11/30/1989
      MFS/Sun Life Emerging Growth Series                                 (26.16%)       20.04%         22.28%             5/1/1995
      MFS/Sun Life High Yield Series                                      (14.91%)        2.19%          9.42%           11/30/1989
      MFS/Sun Life Utilities Series                                        (1.99%)       19.13%         16.43%           11/16/1993
      MFS/Sun Life Government Securities Series                             2.97%         2.92%          5.56%           11/30/1989
      MFS/Sun Life Total Return Series                                      7.54%        10.62%         11.29%           11/30/1989
      MFS/Sun Life Massachusetts  Investors Trust Series                   (8.75%)       14.44%         13.35%           10/31/1991
      MFS/Sun Life New Discovery Series                                    (8.50%)         ---          19.31%             5/6/1998
      MFS/Sun Life Massachusetts Investors Growth Stock Series            (14.39%)         ---          14.16%             5/6/1998
      OCC Accumulation Trust Equity Portfolio                               0.77%          ---           2.75%            2/17/1998
      OCC Accumulation Trust Mid Cap Portfolio                             16.48%          ---          11.70%            2/17/1998
      OCC Accumulation Trust Small Cap Portfolio                           34.48%          ---           2.08%            3/26/1998
      OCC Accumulation Trust Managed Portfolio                              0.60%          ---           4.72%           12/14/1998
      Sun Capital Money Market Fund                                        (3.20%)         ---          (0.08%)          12/14/1998
      Sun Capital Investment Grade Bond Fund                                0.75%          ---          (1.01%)          12/14/1998
      Sun Capital Real Estate Fund                                         21.73%          ---           7.29%           12/14/1998
      SC Select Equity Fund                                               (17.60%)         ---           2.87%            9/13/1999
      SC Blue Chip Mid Cap Fund                                            15.57%          ---          36.33%            9/13/1999
      SC Investors Foundation Fund                                        (14.25%)         ---          (4.61%)           9/13/1999
      SC Davis Venture Value Fund                                            ---           ---          (9.36%)           7/17/2000
      SC Davis Financial Fund                                                ---           ---           5.16%            7/17/2000
      SC Value Equity Portfolio ( 3 )                                        ---           ---           5.14%            7/17/2000
      SC Value Mid Cap Portfolio                                             ---           ---          (4.75%)           7/17/2000
      SC Value Small Cap Portfolio ( 3 )                                     ---           ---          13.62%            7/17/2000
      SC Value Managed Portfolio ( 3 )                                       ---           ---           5.60%            7/17/2000




                                                                           1 YEAR        5 YEAR         10 YEAR         FUTURITY
      1.70%                                                                PERIOD        PERIOD      OR LIFE ( 1 )   INCEPTION DATE
      -----                                                                ------        ------      -------------   --------------
      AIM V.I. Capital Appreciation Fund                                  (18.81%)         ---          11.65%            2/18/1998
      AIM V.I. Growth Fund                                                (27.47%)         ---           8.38%            2/17/1998
      AIM V.I. Growth and Income Fund                                     (22.10%)         ---           6.81%            3/26/1998
      AIM V.I. International Equity Fund                                  (32.82%)         ---           5.91%            2/17/1998
      Alger American Growth Portfolio                                     (22.30%)         ---          11.27%            3/26/1998
      Alger American Income and Growth Portfolio                          (10.08%)         ---          17.67%            3/26/1998
      Alger American Small Capitalization Portfolio                       (33.54%)         ---           0.28%            3/26/1998
      Goldman Sachs V.I.T. CORE-sm Large Cap Growth Fund                  (29.27%)         ---           2.22%            3/11/1998
      Goldman Sachs V.I.T. CORE-sm Small Cap Equity Fund                   (7.36%)         ---          (0.79%)           2/18/1998
      Goldman Sachs V.I.T. CORE-sm U.S. Equity Fund                       (17.64%)         ---           5.25%            2/17/1998
      Goldman Sachs V.I.T. Growth and Income Fund                         (13.18%)         ---          (6.13%)           2/18/1998
      Goldman Sachs V.I.T. International Equity Fund                      (20.87%)         ---           3.68%            3/16/1998
      J.P. Morgan U.S. Disciplined Equity Portfolio ( 2 )                 (18.87%)         ---           1.34%            3/26/1998
      J.P. Morgan International Opportunities Portfolio ( 2 )             (23.26%)         ---          (1.24%)           3/26/1998
      J.P. Morgan Small Company Portfolio ( 2 )                           (19.18%)         ---          (0.46%)           3/26/1998
      Lord Abbett Growth and Income Portfolio                               6.42%          ---           8.21%            3/26/1998
      MFS/Sun Life Capital Appreciation Series                            (19.49%)       15.12%         16.44%           11/30/1989
      MFS/Sun Life Emerging Growth Series                                 (26.24%)       19.92%         22.15%             5/1/1995
      MFS/Sun Life High Yield Series                                      (14.99%)        2.08%          9.31%           11/30/1989
      MFS/Sun Life Utilities Series                                        (2.10%)       19.01%         16.31%           11/16/1993
      MFS/Sun Life Government Securities Series                             2.86%         2.81%          5.45%           11/30/1989
      MFS/Sun Life Total Return Series                                      7.43%        10.50%         11.18%           11/30/1989
      MFS/Sun Life Massachusetts Investors Trust Series                    (8.84%)       14.32%         13.24%           10/31/1991
      MFS/Sun Life New Discovery Series                                    (8.59%)         ---          19.19%             5/6/1998
      MFS/Sun Life Massachusetts Investors Growth Stock Series            (14.48%)         ---          14.04%             5/6/1998
      OCC Accumulation Trust Equity Portfolio                               0.66%          ---           2.64%            2/17/1998
      OCC Accumulation Trust Mid Cap Portfolio                             16.36%          ---          11.58%            2/17/1998
      OCC Accumulation Trust Small Cap Portfolio                           34.34%          ---           1.97%            3/26/1998
      OCC Accumulation Trust Managed Portfolio                              0.49%          ---           4.61%           12/14/1998
      Sun Capital Money Market Fund                                        (3.31%)         ---          (0.19%)          12/14/1998
      Sun Capital Investment Grade Bond Fund                                0.65%          ---          (1.12%)          12/14/1998
      Sun Capital Real Estate Fund                                         21.60%          ---           7.18%           12/14/1998
      SC Select Equity Fund                                               (17.68%)         ---           2.75%            9/13/1999
      SC Blue Chip Mid Cap Fund                                            15.45%          ---          36.18%            9/13/1999
      SC Investors Foundation Fund                                        (14.34%)         ---          (4.71%)           9/13/1999
      SC Davis Venture Value Fund                                            ---           ---          (9.40%)           7/17/2000
      SC Davis Financial Fund                                                ---           ---           5.11%            7/17/2000
      SC Value Equity Portfolio ( 3 )                                        ---           ---           5.09%            7/17/2000
      SC Value Mid Cap Portfolio                                             ---           ---          (4.80%)           7/17/2000
      SC Value Small Cap Portfolio ( 3 )                                     ---           ---          13.56%            7/17/2000
      SC Value Managed Portfolio ( 3 )                                       ---           ---           5.55%            7/17/2000




                                                                           1 YEAR        5 YEAR         10 YEAR         FUTURITY
      1.85%                                                                PERIOD        PERIOD      OR LIFE ( 1 )   INCEPTION DATE
      -----                                                                ------        ------      -------------   --------------
      AIM V.I. Capital Appreciation Fund                                  (18.93%)         ---          11.47%            2/18/1998
      AIM V.I. Growth Fund                                                (27.58%)         ---           8.21%            2/17/1998
      AIM V.I. Growth and Income Fund                                     (22.22%)         ---           6.64%            3/26/1998
      AIM V.I. International Equity Fund                                  (32.92%)         ---           5.74%            2/17/1998
      Alger American Growth Portfolio                                     (22.42%)         ---          11.09%            3/26/1998
      Alger American Income and Growth Portfolio                          (10.22%)         ---          17.48%            3/26/1998
      Alger American Small Capitalization Portfolio                       (33.64%)         ---           0.11%            3/26/1998
      Goldman Sachs V.I.T. CORE-sm Large Cap Growth Fund                  (29.38%)         ---           2.06%            3/11/1998
      Goldman Sachs V.I.T. CORE-sm Small Cap Equity Fund                  (7.50%)          ---          (0.96%)           2/18/1998
      Goldman Sachs V.I.T. CORE-sm U.S. Equity Fund                       (17.76%)         ---           5.07%            2/17/1998
      Goldman Sachs V.I.T. Growth and Income Fund                         (13.31%)         ---          (6.27%)           2/18/1998
      Goldman Sachs V.I.T. International Equity Fund                      (20.99%)         ---           3.51%            3/16/1998
      J.P. Morgan U.S. Disciplined Equity Portfolio ( 2 )                 (18.99%)         ---           1.17%            3/26/1998
      J.P. Morgan International Opportunities Portfolio ( 2 )             (23.38%)         ---          (1.40%)           3/26/1998
      J.P. Morgan Small Company Portfolio ( 2 )                           (19.30%)         ---          (0.62%)           3/26/1998
      Lord Abbett Growth and Income Portfolio                              6.25%           ---           8.03%            3/26/1998
      MFS/Sun Life Capital Appreciation Series                            (19.61%)       14.93%         16.26%           11/30/1989
      MFS/Sun Life Emerging Growth Series                                 (26.35%)       19.74%         21.97%             5/1/1995
      MFS/Sun Life High Yield Series                                      (15.12%)        1.92%          9.14%           11/30/1989
      MFS/Sun Life Utilities Series                                       (2.26%)        18.82%         16.13%           11/16/1993
      MFS/Sun Life Government Securities Series                            2.69%          2.65%          5.29%           11/30/1989
      MFS/Sun Life Total Return Series                                     7.25%         10.33%         11.01%           11/30/1989
      MFS/Sun Life Massachusetts Investors Trust Series                   (8.98%)        14.14%         13.06%           10/31/1991
      MFS/Sun Life New Discovery Series                                   (8.73%)          ---          19.00%             5/6/1998
      MFS/Sun Life Massachusetts Investors Growth Stock Series           (14.60%)          ---          13.85%             5/6/1998
      OCC Accumulation Trust Equity Portfolio                              0.49%           ---           2.48%            2/17/1998
      OCC Accumulation Trust Mid Cap Portfolio                             16.17%          ---          11.40%            2/17/1998
      OCC Accumulation Trust Small Cap Portfolio                           34.13%          ---           1.81%            3/26/1998
      OCC Accumulation Trust Managed Portfolio                             0.32%           ---           4.44%           12/14/1998
      Sun Capital Money Market Fund                                       (3.47%)          ---          (0.36%)          12/14/1998
      Sun Capital Investment Grade Bond Fund                               0.48%           ---          (1.28%)          12/14/1998
      Sun Capital Real Estate Fund                                         21.40%          ---           7.00%           12/14/1998
      SC Select Equity Fund                                               (17.80%)         ---           2.58%            9/13/1999
      SC Blue Chip Mid Cap Fund                                            15.26%          ---          35.96%            9/13/1999
      SC Investors Foundation Fund                                        (14.47%)         ---          (4.86%)           9/13/1999
      SC Davis Venture Value Fund                                            ---           ---          (9.47%)           7/17/2000
      SC Davis Financial Fund                                                ---           ---           5.03%            7/17/2000
      SC Value Equity Portfolio ( 3 )                                        ---           ---           5.01%            7/17/2000
      SC Value Mid Cap Portfolio                                             ---           ---          (4.87%)           7/17/2000
      SC Value Small Cap Portfolio ( 3 )                                     ---           ---          13.48%            7/17/2000
      SC Value Managed Portfolio ( 3 )                                       ---           ---           5.47%            7/17/2000


(1) From commencement of investment operations.

(2) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly owned subsidiary of Chubb Life Insurance Company of America, served as each of these Fund's investment manager, and Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan Investment Management Inc. ("J.P. Morgan") served as such Fund's sub-investment adviser. Effective January 1, 1997, J.P. Morgan began serving as each Fund's investment adviser.

(3) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the OCC Accumulation Trust, at which time the OCC Accumulation Trust commenced operations. The total net assets for each of the Equity, Managed and Small Cap Portfolios immediately after the transaction were $86,789,755, $682,601,380, and $139,812,573, respectively, with respect to the Old Trust, and for each of the Equity, Managed and Small Cap Portfolios, $3,764,598,
    $51,345,102, and $8,129,274, respectively, with respect to the OCC Accumulation Trust. The Equity, Managed and Small Cap Portfolios commenced operations on August 1, 1998. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Managed, and Small Cap Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

          The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                         n
                                 P(l + T)  = ERV
     Where:    P = a hypothetical initial Purchase Payment of $1,000
               T = average annual total return for the period n = number of years
             ERV = redeemable value (as of the end of the period) of a
                   hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period, and 3) there will be a full surrender at the end of the period.

          The $35 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

ADDITIONAL NON-STANDARDIZED INVESTMENT PERFORMANCE:

          The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

          "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

          "Annualized" quotations (described in the following table as "Compound Growth Rate") are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                    NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                           ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                            on December 31, 2000


1.45% M&E
---------



                   AIM V.I. Capital Appreciation Fund                                     AIM V.I. Growth Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,780.00   -12.20%     -12.20%        1      12/31/99-12/31/00   $7,836.00   -21.64%     -21.64%
    2      12/31/98-12/31/00  $12,514.00    25.14%      11.87%        2      12/31/98-12/31/00  $10,444.00     4.44%       2.20%
    3      12/31/97-12/31/00  $14,715.00    47.15%      13.74%        3      12/31/97-12/31/00  $13,805.00    38.05%      11.35%
    4      12/31/96-12/31/00  $16,456.00    64.56%      13.26%        4      12/31/96-12/31/00  $17,254.00    72.54%      14.61%
    5      12/31/95-12/31/00  $19,072.00    90.72%      13.78%        5      12/31/95-12/31/00  $20,089.00   100.89%      14.97%

  Life     05/05/93-12/31/00  $30,484.00   204.84%      15.67%      Life     05/05/93-12/31/00  $28,100.00   181.00%      14.44%

                  AIM V.I. Growth and Income Fund                                       AIM V.I. International Equity Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,421.00   -15.79%     -15.79%        1      12/31/99-12/31/00   $7,253.00   -27.47%     -27.47%
    2      12/31/98-12/31/00  $11,138.00    11.38%       5.54%        2      12/31/98-12/31/00  $11,086.00    10.86%       5.29%
    3      12/31/97-12/31/00  $14,020.00    40.20%      11.92%        3      12/31/97-12/31/00  $12,617.00    26.17%       8.06%
    4      12/31/96-12/31/00  $17,363.00    73.63%      14.79%        4      12/31/96-12/31/00  $13,295.00    32.95%       7.38%
    5      12/31/95-12/31/00  $20,526.00   105.26%      15.47%        5      12/31/95-12/31/00  $15,729.00    57.29%       9.48%

  Life     05/02/94-12/31/00  $26,819.00   168.19%      15.95%      Life     05/05/93-12/31/00  $20,753.00   107.53%      10.00%

               Alger American Growth Portfolio                               Alger American Income and Growth Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,399.00   -16.01%     -16.01%        1      12/31/99-12/31/00   $9,730.00    -2.70%      -2.70%
    2      12/31/98-12/31/00  $11,071.00    10.71%       5.22%        2      12/31/98-12/31/00  $13,660.00    36.60%      16.88%
    3      12/31/97-12/31/00  $16,155.00    61.55%      17.34%        3      12/31/97-12/31/00  $17,823.00    78.23%      21.24%
    4      12/31/96-12/31/00  $20,020.00   100.20%      18.95%        4      12/31/96-12/31/00  $23,938.00   139.38%      24.39%
    5      12/31/95-12/31/00  $22,361.00   123.61%      17.46%        5      12/31/95-12/31/00  $28,231.00   182.31%      23.07%
   10      12/31/90-12/31/00  $55,563.00   455.63%      18.71%       10      12/31/90-12/31/00  $48,160.00   381.60%      17.02%

  Life     01/09/89-12/31/00  $69,766.00   597.66%      17.61%      Life     11/15/88-12/31/00  $50,763.00   407.63%      14.34%


         Alger American Small Capitalization Portfolio                           Goldman Sachs VIT CORE-sm Large Cap Growth Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $7,175.00   -28.25%     -28.25%        1      12/31/99-12/31/00   $7,640.00   -23.60%     -23.60%
    2      12/31/98-12/31/00  $10,141.00     1.41%       0.70%        2      12/31/98-12/31/00  $10,196.00     1.96%       0.98%
    3      12/31/97-12/31/00  $11,546.00    15.46%       4.91%
    4      12/31/96-12/31/00  $12,675.00    26.75%       6.11%
    5      12/31/95-12/31/00  $13,012.00    30.12%       5.41%
   10      12/31/90-12/31/00  $30,847.00   208.47%      11.92%

  Life     09/21/88-12/31/00  $51,567.00   415.67%      14.29%      Life     02/13/98-12/31/00  $11,764.00    17.64%       5.80%

                    NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                           ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                            on December 31, 2000



         Goldman Sachs VIT CORE-sm Small Cap Equity Fund                     Goldman Sachs VIT CORE-sm U.S. Equity Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,028.00     0.28%       0.28%        1      12/31/99-12/31/00   $8,908.00   -10.92%     -10.92%
    2      12/31/98-12/31/00  $11,616.00    16.16%       7.78%        2      12/31/98-12/31/00  $10,912.00     9.12%       4.46%

  Life     02/13/98-12/31/00  $10,390.00     3.90%       1.34%      Life     02/13/98-12/31/00  $12,346.00    23.46%       7.59%


         Goldman Sachs VIT Growth and Income Fund                            Goldman Sachs VIT International Equity Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,393.00    -6.07%      -6.07%        1      12/31/99-12/31/00   $8,556.00   -14.44%     -14.44%
    2      12/31/98-12/31/00   $9,758.00    -2.42%      -1.22%        2      12/31/98-12/31/00  $11,117.00    11.17%       5.44%

  Life     01/12/98-12/31/00  $10,148.00     1.48%       0.50%      Life     01/12/98-12/31/00  $13,162.00    31.62%       9.70%

          J.P. Morgan International Opportunities Portfolio                     J.P. Morgan Small Company Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,295.00   -17.05%     -17.05%        1      12/31/99-12/31/00   $8,740.00   -12.60%     -12.60%
    2      12/31/98-12/31/00  $11,171.00    11.71%       5.69%        2      12/31/98-12/31/00  $12,437.00    24.37%      11.52%
    3      12/31/97-12/31/00  $11,530.00    15.30%       4.86%        3      12/31/97-12/31/00  $11,581.00    15.81%       5.01%
    4      12/31/96-12/31/00  $11,980.00    19.80%       4.62%        4      12/31/96-12/31/00  $13,981.00    39.81%       8.74%
    5      12/31/95-12/31/00  $13,359.00    33.59%       5.96%        5      12/31/95-12/31/00  $16,778.00    67.78%      10.90%

  Life     01/03/95-12/31/00  $14,796.00    47.96%       6.76%      Life     01/03/95-12/31/00  $21,976.00   119.76%      14.04%

         J.P. Morgan U.S. Disciplined Equity Portfolio                         Lord Abbett Growth and Income Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,773.00   -12.27%     -12.27%        1      12/31/99-12/31/00  $11,410.00    14.10%      14.10%
    2      12/31/98-12/31/00  $10,249.00     2.49%       1.24%        2      12/31/98-12/31/00  $13,127.00    31.27%      14.57%
    3      12/31/97-12/31/00  $12,454.00    24.54%       7.59%        3      12/31/97-12/31/00  $14,604.00    46.04%      13.46%
    4      12/31/96-12/31/00  $15,649.00    56.49%      11.85%        4      12/31/96-12/31/00  $17,941.00    79.41%      15.73%
    5      12/31/95-12/31/00  $18,701.00    87.01%      13.34%        5      12/31/95-12/31/00  $21,108.00   111.08%      16.12%
                                                                     10      12/31/90-12/31/00  $44,125.00   341.25%      16.00%

  Life     01/03/95-12/31/00  $24,660.00   146.60%      16.26%      Life     12/11/89-12/31/00  $44,716.00   347.16%      14.51%



         MFS / Sun Life Capital Appreciation Series                            MFS / Sun Life Emerging Growth Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,730.00   -12.70%     -12.70%        1      12/31/99-12/31/00   $7,974.00   -20.26%     -20.26%
    2      12/31/98-12/31/00  $11,411.00    14.11%       6.82%        2      12/31/98-12/31/00  $13,816.00    38.16%      17.54%
    3      12/31/97-12/31/00  $14,473.00    44.73%      13.11%        3      12/31/97-12/31/00  $18,229.00    82.29%      22.16%
    4      12/31/96-12/31/00  $17,563.00    75.63%      15.12%        4      12/31/96-12/31/00  $21,905.00   119.05%      21.66%
    5      12/31/95-12/31/00  $21,024.00   110.24%      16.02%        5      12/31/95-12/31/00  $25,285.00   152.85%      20.39%
   10      12/31/90-12/31/00  $47,886.00   378.86%      16.96%

  Life     06/12/85-12/31/00  $83,665.00   736.65%      14.63%      Life     05/01/95-12/31/00  $31,753.00   217.53%      22.61%

         MFS / Sun Life Government Securities Series                           MFS / Sun Life High Yield Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $11,051.00    10.51%      10.51%        1      12/31/99-12/31/00   $9,188.00    -8.12%      -8.12%
    2      12/31/98-12/31/00  $10,681.00     6.81%       3.35%        2      12/31/98-12/31/00   $9,681.00    -3.19%      -1.61%
    3      12/31/97-12/31/00  $11,442.00    14.42%       4.59%        3      12/31/97-12/31/00   $9,596.00    -4.04%      -1.37%
    4      12/31/96-12/31/00  $12,260.00    22.60%       5.23%        4      12/31/96-12/31/00  $10,709.00     7.09%       1.73%
    5      12/31/95-12/31/00  $12,279.00    22.79%       4.19%        5      12/31/95-12/31/00  $11,831.00    18.31%       3.42%
   10      12/31/90-12/31/00  $17,664.00    76.64%       5.85%       10      12/31/90-12/31/00  $25,123.00   151.23%       9.65%

  Life     06/12/85-12/31/00  $27,023.00   170.23%       6.60%      Life     06/12/85-12/31/00  $27,201.00   172.01%       6.65%


         MFS / Sun Life Massachusetts Investors Growth Stock Series              MFS / Sun Life Massachusetts Investors Trust Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,252.00    -7.48%      -7.48%       1       12/31/99-12/31/00   $9,866.00    -1.34%      -1.34%
    2      12/31/98-12/31/00  $12,379.00    23.79%      11.26%       2       12/31/98-12/31/00  $10,420.00     4.20%       2.08%
                                                                     3       12/31/97-12/31/00  $12,718.00    27.18%       8.34%
                                                                     4       12/31/96-12/31/00  $16,537.00    65.37%      13.40%
                                                                     5       12/31/95-12/31/00  $20,436.00   104.36%      15.37%
                                                                    10       12/31/90-12/31/00  $40,480.00   304.80%      15.01%

  Life     05/06/98-12/31/00  $14,800.00    48.00%      15.91%     Life      11/14/86-12/31/00  $52,649.00   426.49%      12.48%

         MFS / Sun Life New Discovery Series                                   MFS / Sun Life Total Return Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,894.00    -1.06%      -1.06%       1       12/31/99-12/31/00  $11,511.00    15.11%      15.11%
    2      12/31/98-12/31/00  $15,619.00    56.19%      24.98%       2       12/31/98-12/31/00  $11,664.00    16.64%       8.00%
                                                                     3       12/31/97-12/31/00  $12,840.00    28.40%       8.69%
                                                                     4       12/31/96-12/31/00  $15,436.00    54.36%      11.46%
                                                                     5       12/31/95-12/31/00  $17,355.00    73.55%      11.66%
                                                                    10       12/31/90-12/31/00  $29,928.00   199.28%      11.59%

  Life     05/06/98-12/31/00  $16,430.00    64.30%      20.57%     Life      05/11/88-12/31/00  $36,745.00   267.45%      10.84%



         MFS / Sun Life Utilities Series                                      SC Value Equity Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,544.00     5.44%       5.44%
    2      12/31/98-12/31/00  $13,643.00    36.43%      16.80%
    3      12/31/97-12/31/00  $15,804.00    58.04%      16.48%
    4      12/31/96-12/31/00  $20,670.00   106.70%      19.90%
    5      12/31/95-12/31/00  $24,517.00   145.17%      19.64%

  Life     11/16/93-12/31/00  $29,965.00   199.65%      16.66%      Life     07/17/00-12/31/00  $11,261.00    12.61%      12.61%

         SC Value Managed Portfolio                                           SC Value Mid Cap Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
  Life     07/17/00-12/31/00  $11,307.00    13.07%      13.07%      Life     07/17/00-12/31/00  $10,271.00     2.71%       2.71%


         SC Value Small Cap Portfolio                                         Sun Capital Investment Grade Bond Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
                                                                      1      12/31/99-12/31/00  $10,831.00     8.31%       8.31%
                                                                      2      12/31/98-12/31/00  $10,612.00     6.12%       3.01%

  Life     07/17/00-12/31/00  $12,109.00    21.09%      21.09%      Life     12/07/98-12/31/00  $10,605.00     6.05%       2.88%


         Sun Capital Money Market Fund                                      Sun Capital Real Estate Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,435.00     4.35%       4.35%        1      12/31/99-12/31/00  $12,932.00    29.32%      29.32%
    2      12/31/98-12/31/00  $10,761.00     7.61%       3.74%        2      12/31/98-12/31/00  $12,247.00    22.47%      10.67%

  Life     12/07/98-12/31/00  $10,782.00     7.82%       3.71%      Life     12/07/98-12/31/00  $12,151.00    21.51%       9.89%



         SC Blue Chip Mid Cap Fund                                            SC Investors Foundation Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $12,315.00    23.15%      23.15%        1      12/31/99-12/31/00   $9,267.00    -7.33%      -7.33%

  Life     09/01/99-12/31/00  $15,578.00    55.78%      39.50%      Life     09/01/99-12/31/00  $10,342.00     3.42%       2.56%


         SC Select Equity Fund                                                SC Davis Venture Value Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $8,903.00    -10.97%     -10.97%

  Life     09/01/99-12/31/00  $11,202.00    12.02%       8.90%      Life     07/17/00-12/31/00   $9,791.00    -2.09%      -2.09%


         SC Davis Financial Fund                                   OCC Accumulation Trust Equity Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
                                                                      1      12/31/99-12/31/00  $10,833.00     8.33%       8.33%
                                                                      2      12/31/98-12/31/00  $10,947.00     9.47%       4.63%
                                                                      3      12/31/97-12/31/00  $12,067.00    20.67%       6.46%
                                                                      4      12/31/96-12/31/00  $15,059.00    50.59%      10.78%
                                                                      5      12/31/95-12/31/00  $18,306.00    83.06%      12.85%
                                                                     10      12/31/90-12/31/00  $40,930.00   309.30%      15.13%

  Life     07/17/00-12/31/00  $11,263.00    12.63%      12.63%      Life     08/01/88-12/31/00  $48,293.00   382.93%      13.52%

         OCC Accumulation Trust Small Cap Portfolio                            OCC Accumulation Trust Managed Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $14,209.00    42.09%      42.09%        1      12/31/99-12/31/00  $10,816.00     8.16%       8.16%
    2      12/31/98-12/31/00  $13,747.00    37.47%      17.25%        2      12/31/98-12/31/00  $11,191.00    11.91%       5.79%
    3      12/31/97-12/31/00  $12,324.00    23.24%       7.21%        3      12/31/97-12/31/00  $11,815.00    18.15%       5.72%
    4      12/31/96-12/31/00  $14,847.00    48.47%      10.38%        4      12/31/96-12/31/00  $14,239.00    42.39%       9.24%
    5      12/31/95-12/31/00  $17,369.00    73.69%      11.67%        5      12/31/95-12/31/00  $17,227.00    72.27%      11.49%
   10      12/31/90-12/31/00  $39,612.00   296.12%      14.76%       10      12/31/90-12/31/00  $45,694.00   356.94%      16.41%

  Life     08/01/88-12/31/00  $41,614.00   316.14%      12.17%      Life     08/01/88-12/31/00  $58,826.00   488.26%      15.34%


         OCC Accumulation Trust Mid Cap Portfolio
 Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $12,406.00    24.06%      24.06%
    2      12/31/98-12/31/00  $14,872.00    48.72%      21.95%

  Life     02/09/98-12/31/00  $14,442.00    44.42%      13.56%



* For periods of less than one year, the growth rates listed are not annualized.

                    NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                           ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                            on December 31, 2000

1.60% M&E
----------



                     AIM V.I. Capital Appreciation Fund                                AIM V.I. Growth Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,767.00   -12.33%     -12.33%        1      12/31/99-12/31/00   $7,824.00   -21.76%     -21.76%
    2      12/31/98-12/31/00  $12,476.00    24.76%      11.70%        2      12/31/98-12/31/00  $10,412.00     4.12%       2.04%
    3      12/31/97-12/31/00  $14,649.00    46.49%      13.57%        3      12/31/97-12/31/00  $13,743.00    37.43%      11.18%
    4      12/31/96-12/31/00  $16,356.00    63.56%      13.09%        4      12/31/96-12/31/00  $17,150.00    71.50%      14.44%
    5      12/31/95-12/31/00  $18,928.00    89.28%      13.61%        5      12/31/95-12/31/00  $19,937.00    99.37%      14.80%

  Life     05/05/93-12/31/00  $30,131.00   201.31%      15.49%      Life     05/05/93-12/31/00  $27,776.00   177.76%      14.27%


            AIM V.I. Growth and Income Fund                                    AIM V.I. International Equity Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
  Life     00/00/00-00/00/00  $00,000.00   000.00%      00.00%      Life     00/00/00-00/00/00  $00,000.00   000.00%      00.00%
    1      12/31/99-12/31/00   $8,408.00   -15.92%     -15.92%        1      12/31/99-12/31/00   $7,242.00   -27.58%     -27.58%
    2      12/31/98-12/31/00  $11,105.00    11.05%       5.38%        2      12/31/98-12/31/00  $11,053.00    10.53%       5.13%
    3      12/31/97-12/31/00  $13,956.00    39.56%      11.75%        3      12/31/97-12/31/00  $12,560.00    25.60%       7.89%
    4      12/31/96-12/31/00  $17,258.00    72.58%      14.62%        4      12/31/96-12/31/00  $13,215.00    32.15%       7.22%
    5      12/31/95-12/31/00  $20,370.00   103.70%      15.29%        5      12/31/95-12/31/00  $15,610.00    56.10%       9.32%

  Life     05/02/94-12/31/00  $26,549.00   165.49%      15.78%      Life     05/05/93-12/31/00  $20,513.00   105.13%       9.84%

                Alger American Growth Portfolio                           Alger American Income and Growth Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,386.00   -16.14%     -16.14%        1      12/31/99-12/31/00   $9,716.00    -2.84%      -2.84%
    2      12/31/98-12/31/00  $11,037.00    10.37%       5.06%        2      12/31/98-12/31/00  $13,619.00    36.19%      16.70%
    3      12/31/97-12/31/00  $16,082.00    60.82%      17.16%        3      12/31/97-12/31/00  $17,742.00    77.42%      21.06%
    4      12/31/96-12/31/00  $19,899.00    98.99%      18.77%        4      12/31/96-12/31/00  $23,794.00   137.94%      24.20%
    5      12/31/95-12/31/00  $22,192.00   121.92%      17.28%        5      12/31/95-12/31/00  $28,017.00   180.17%      22.88%
   10      12/31/90-12/31/00  $54,726.00   447.26%      18.53%       10      12/31/90-12/31/00  $47,435.00   374.35%      16.84%

  Life     01/09/89-12/31/00  $68,508.00   585.08%      17.43%      Life     11/15/88-12/31/00  $49,836.00   398.36%      14.16%


          Alger American Small Capitalization Portfolio                 Goldman Sachs VIT CORE-sm Large Cap Growth Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $7,164.00   -28.36%     -28.36%        1      12/31/99-12/31/00   $7,628.00   -23.72%     -23.72%
    2      12/31/98-12/31/00  $10,110.00     1.10%       0.55%        2      12/31/98-12/31/00  $10,165.00     1.65%       0.82%
    3      12/31/97-12/31/00  $11,494.00    14.94%       4.75%
    4      12/31/96-12/31/00  $12,598.00    25.98%       5.94%
    5      12/31/95-12/31/00  $12,913.00    29.13%       5.25%
   10      12/31/90-12/31/00  $30,381.00   203.81%      11.75%

  Life     09/21/88-12/31/00  $50,613.00   406.13%      14.12%      Life     02/13/98-12/31/00  $11,713.00    17.13%      5.64%


              Goldman Sachs VIT CORE-sm Small Cap Equity Fund           Goldman Sachs VIT CORE-sm U.S. Equity Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,013.00     0.13%      0.13%         1      12/31/99-12/31/00   $8,894.00   -11.06%     -11.06%
    2      12/31/98-12/31/00  $11,581.00    15.81%      7.62%         2      12/31/98-12/31/00  $10,879.00     8.79%       4.30%

  Life     02/13/98-12/31/00  $10,345.00     3.45%      1.18%       Life     02/13/98-12/31/00  $12,292.00    22.92%       7.43%


                Goldman Sachs VIT Growth and Income Fund                    Goldman Sachs VIT International Equity Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,379.00    -6.21%      -6.21%        1      12/31/99-12/31/00   $8,543.00   -14.57%     -14.57%
    2      12/31/98-12/31/00   $9,729.00    -2.71%      -1.36%        2      12/31/98-12/31/00  $11,084.00    10.84%       5.28%

  Life     01/12/98-12/31/00  $10,102.00     1.02%       0.34%      Life     01/12/98-12/31/00  $13,103.00    31.03%       9.54%


               J.P. Morgan International Opportunities Portfolio              J.P. Morgan Small Company Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,282.00   -17.18%     -17.18%        1      12/31/99-12/31/00   $8,726.00   -12.74%     -12.74%
    2      12/31/98-12/31/00  $11,137.00    11.37%       5.53%        2      12/31/98-12/31/00  $12,399.00    23.99%      11.35%
    3      12/31/97-12/31/00  $11,478.00    14.78%       4.70%        3      12/31/97-12/31/00  $11,528.00    15.28%       4.85%
    4      12/31/96-12/31/00  $11,908.00    19.08%       4.46%        4      12/31/96-12/31/00  $13,896.00    38.96%       8.57%
    5      12/31/95-12/31/00  $13,257.00    32.57%       5.80%        5      12/31/95-12/31/00  $16,651.00    66.51%      10.74%

  Life     01/03/95-12/31/00  $14,662.00    46.62%       6.60%      Life     01/03/95-12/31/00  $21,777.00   117.77%      13.87%

                J.P. Morgan U.S. Disciplined Equity Portfolio                 Lord Abbett Growth and Income Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,760.00   -12.40%     -12.40%        1      12/31/99-12/31/00  $11,393.00    13.93%      13.93%
    2      12/31/98-12/31/00  $10,218.00     2.18%       1.08%        2      12/31/98-12/31/00  $13,087.00    30.87%      14.40%
    3      12/31/97-12/31/00  $12,397.00    23.97%       7.43%        3      12/31/97-12/31/00  $14,538.00    45.38%      13.28%
    4      12/31/96-12/31/00  $15,554.00    55.54%      11.68%        4      12/31/96-12/31/00  $17,833.00    78.33%      15.56%
    5      12/31/95-12/31/00  $18,559.00    85.59%      13.16%        5      12/31/95-12/31/00  $20,948.00   109.48%      15.94%
                                                                     10      12/31/90-12/31/00  $43,459.00   334.59%      15.83%

  Life     01/03/95-12/31/00  $24,436.00   144.36%      16.08%      Life     12/11/89-12/31/00  $43,970.00   339.70%      14.33%



           MFS / Sun Life Capital Appreciation Series                              MFS / Sun Life Emerging Growth Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,717.00   -12.83%     -12.83%       1       12/31/99-12/31/00   $7,962.00   -20.38%     -20.38%
    2      12/31/98-12/31/00  $11,377.00    13.77%       6.66%       2       12/31/98-12/31/00  $13,774.00    37.74%      17.36%
    3      12/31/97-12/31/00  $14,408.00    44.08%      12.95%       3       12/31/97-12/31/00  $18,147.00    81.47%      21.97%
    4      12/31/96-12/31/00  $17,457.00    74.57%      14.95%       4       12/31/96-12/31/00  $21,773.00   117.73%      21.47%
    5      12/31/95-12/31/00  $20,865.00   108.65%      15.85%       5       12/31/95-12/31/00  $25,095.00   150.95%      20.20%
   10      12/31/90-12/31/00  $47,166.00   371.66%      16.78%

  Life     06/12/85-12/31/00  $81,716.00   717.16%      14.46%     Life      05/01/95-12/31/00  $31,482.00   214.82%      22.42%

            MFS / Sun Life Government Securities Series                             MFS / Sun Life High Yield Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $11,035.00    10.35%      10.35%        1      12/31/99-12/31/00   $9,174.00    -8.26%      -8.26%
    2      12/31/98-12/31/00  $10,649.00     6.49%       3.19%        2      12/31/98-12/31/00   $9,651.00    -3.49%      -1.76%
    3      12/31/97-12/31/00  $11,390.00    13.90%       4.43%        3      12/31/97-12/31/00   $9,552.00    -4.48%      -1.52%
    4      12/31/96-12/31/00  $12,186.00    21.86%       5.07%        4      12/31/96-12/31/00  $10,644.00     6.44%       1.57%
    5      12/31/95-12/31/00  $12,186.00    21.86%       4.03%        5      12/31/95-12/31/00  $11,742.00    17.42%       3.26%
   10      12/31/90-12/31/00  $17,398.00    73.98%       5.69%       10      12/31/90-12/31/00  $24,744.00   147.44%       9.48%

  Life     06/12/85-12/31/00  $26,393.00   163.93%       6.44%      Life     06/12/85-12/31/00  $26,567.00   165.67%       6.48%

          MFS / Sun Life Massachusetts Investors Growth Stock Series          MFS / Sun Life Massachusetts Investors Trust Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,238.00    -7.62%      -7.62%        1      12/31/99-12/31/00   $9,851.00    -1.49%      -1.49%
    2      12/31/98-12/31/00  $12,342.00    23.42%      11.09%        2      12/31/98-12/31/00  $10,388.00     3.88%       1.92%
                                                                      3      12/31/97-12/31/00  $12,660.00    26.60%       8.18%
                                                                      4      12/31/96-12/31/00  $16,437.00    64.37%      13.23%
                                                                      5      12/31/95-12/31/00  $20,281.00   102.81%      15.19%
                                                                     10      12/31/90-12/31/00  $39,870.00   298.70%      14.83%

  Life     05/06/98-12/31/00  $14,741.00    47.41%      15.74%      Life     11/14/86-12/31/00  $51,532.00   415.32%      12.30%

         MFS / Sun Life New Discovery Series                                        MFS / Sun Life Total Return Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,879.00    -1.21%      -1.21%        1      2/31/99-12/31/00   $11,494.00    14.94%      14.94%
    2      12/31/98-12/31/00  $15,573.00    55.73%      24.79%        2      2/31/98-12/31/00   $11,628.00    16.28%       7.83%
                                                                      3      2/31/97-12/31/00   $12,782.00    27.82%       8.53%
                                                                      4      2/31/96-12/31/00   $15,342.00    53.42%      11.29%
                                                                      5      2/31/95-12/31/00   $17,224.00    72.24%      11.49%
                                                                     10      2/31/90-12/31/00   $29,476.00   194.76%      11.42%

  Life     05/06/98-12/31/00  $16,364.00    63.64%      20.38%      Life     5/11/88-12/31/00   $36,046.00   260.46%      10.68%


          MFS / Sun Life Utilities Series                                      SC Value Equity Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,528.00     5.28%       5.28%
    2      12/31/98-12/31/00  $13,602.00    36.02%      16.63%
    3      12/31/97-12/31/00  $15,732.00    57.32%      16.30%
    4      12/31/96-12/31/00  $20,545.00   105.45%      19.72%
    5      12/31/95-12/31/00  $24,332.00   143.32%      19.46%

  Life     11/16/93-12/31/00  $29,643.00   196.43%      16.48%      Life     7/17/00-12/31/00   $11,253.00    12.53%      12.53%

          SC Value Managed Portfolio                                          SC Value Mid Cap Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
  Life     07/17/00-12/31/00  $11,299.00    12.99%      12.99%     Life      7/17/00-12/31/00   $10,264.00     2.64%       2.64%


          SC Value Small Cap Portfolio                                        Sun Capital Investment Grade Bond Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
                                                                      1      12/31/99-12/31/00  $10,815.00     8.15%       8.15%
                                                                      2      12/31/98-12/31/00  $10,579.00     5.79%       2.85%

  Life     07/17/00-12/31/00  $12,101.00    21.01%      21.01%      Life     12/07/98-12/31/00  $10,572.00     5.72%       2.73%


         Sun Capital Money Market Fund                                         Sun Capital Real Estate Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,419.00     4.19%       4.19%        1      12/31/99-12/31/00  $12,912.00    29.12%      29.12%
    2      12/31/98-12/31/00  $10,728.00     7.28%       3.58%        2      12/31/98-12/31/00  $12,210.00    22.10%      10.50%

  Life     12/07/98-12/31/00  $10,749.00     7.49%       3.56%      Life     12/07/98-12/31/00  $12,113.00    21.13%       9.72%



          SC Blue Chip Mid Cap Fund                                    SC Investors Foundation Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $12,297.00    22.97%      22.97%        1      12/31/99-12/31/00   $9,253.00    -7.47%      -7.47%

  Life     09/01/99-12/31/00  $15,547.00    55.47%      39.29%      Life     09/01/99-12/31/00  $10,321.00     3.21%       2.40%

         SC Select Equity Fund                                                SC Davis Venture Value Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,889.00   -11.11%     -11.11%

  Life     09/01/99-12/31/00  $11,180.00    11.80%       8.74%      Life     07/17/00-12/31/00   $9,784.00    -2.16%      -2.16%


          SC Davis Financial Fund                                             OCC Accumulation Trust Equity Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
                                                                      1      12/31/99-12/31/00  $10,816.00     8.16%       8.16%
                                                                      2      12/31/98-12/31/00  $10,914.00     9.14%       4.47%
                                                                      3      12/31/97-12/31/00  $12,012.00    20.12%       6.30%
                                                                      4      12/31/96-12/31/00  $14,968.00    49.68%      10.61%
                                                                      5      12/31/95-12/31/00  $18,167.00    81.67%      12.68%
                                                                     10      12/31/90-12/31/00  $40,311.00   303.11%      14.96%

  Life     07/17/00-12/31/00  $11,255.00    12.55%      12.55%      Life     08/01/88-12/31/00  $47,389.00   373.89%      13.35%

         OCC Accumulation Trust Small Cap Portfolio                              OCC Accumulation Trust Managed Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $14,188.00    41.88%      41.88%        1      12/31/99-12/31/00  $10,799.00     7.99%       7.99%
    2      12/31/98-12/31/00  $13,705.00    37.05%      17.07%        2      12/31/98-12/31/00  $11,157.00    11.57%       5.63%
    3      12/31/97-12/31/00  $12,268.00    22.68%       7.05%        3      12/31/97-12/31/00  $11,761.00    17.61%       5.56%
    4      12/31/96-12/31/00  $14,757.00    47.57%      10.22%        4      12/31/96-12/31/00  $14,153.00    41.53%       9.07%
    5      12/31/95-12/31/00  $17,238.00    72.38%      11.51%        5      12/31/95-12/31/00  $17,096.00    70.96%      11.32%
   10      12/31/90-12/31/00  $39,014.00   290.14%      14.58%       10      12/31/90-12/31/00  $45,004.00   350.04%      16.23%

  Life     08/01/88-12/31/00  $40,835.00   308.35%      12.00%      Life     08/01/88-12/31/00  $57,725.00   477.25%      15.16%



        OCC Accumulation Trust Mid Cap Portfolio
 Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $12,388.00    23.88%      23.88%
    2      12/31/98-12/31/00  $14,827.00    48.27%      21.77%

  Life     02/09/98-12/31/00  $14,379.00    43.79%      13.39%


* For periods of less than one year, the growth rates listed are not annualized.

                                        NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                           ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                            on December 31, 2000

1.70% M&E
---------


         AIM V.I. Capital Appreciation Fund                                  AIM V.I. Growth Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,758.00   -12.42%     -12.42%        1      12/31/99-12/31/00   $7,816.00   -21.84%     -21.84%
    2      12/31/98-12/31/00  $12,451.00    24.51%      11.58%        2      12/31/98-12/31/00  $10,391.00     3.91%       1.94%
    3      12/31/97-12/31/00  $14,605.00    46.05%      13.46%        3      12/31/97-12/31/00  $13,701.00    37.01%      11.07%
    4      12/31/96-12/31/00  $16,290.00    62.90%      12.97%        4      12/31/96-12/31/00  $17,081.00    70.81%      14.32%
    5      12/31/95-12/31/00  $18,832.00    88.32%      13.50%        5      12/31/95-12/31/00  $19,836.00    98.36%      14.68%

  Life     05/05/93-12/31/00  $29,899.00   198.99%      15.38%      Life     05/05/93-12/31/00  $27,561.00   175.61%      14.16%


         AIM V.I. Growth and Income Fund                                     AIM V.I. International Equity Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,399.00   -16.01%     -16.01%        1      12/31/99-12/31/00   $7,235.00   -27.65%     -27.65%
    2      12/31/98-12/31/00  $11,083.00    10.83%       5.28%        2      12/31/98-12/31/00  $11,031.00    10.31%       5.03%
    3      12/31/97-12/31/00  $13,914.00    39.14%      11.64%        3      12/31/97-12/31/00  $12,522.00    25.22%       7.78%
    4      12/31/96-12/31/00  $17,189.00    71.89%      14.50%        4      12/31/96-12/31/00  $13,162.00    31.62%       7.11%
    5      12/31/95-12/31/00  $20,268.00   102.68%      15.18%        5      12/31/95-12/31/00  $15,532.00    55.32%       9.21%

  Life     05/02/94-12/31/00  $26,370.00   163.70%      15.66%      Life     05/05/93-12/31/00  $20,354.00   103.54%       9.73%

         Alger American Growth Portfolio                                  Alger American Income and Growth Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,378.00   -16.22%     -16.22%        1      12/31/99-12/31/00   $9,706.00    -2.94%      -2.94%
    2      12/31/98-12/31/00  $11,015.00    10.15%       4.95%        2      12/31/98-12/31/00  $13,592.00    35.92%      16.58%
    3      12/31/97-12/31/00  $16,033.00    60.33%      17.04%        3      12/31/97-12/31/00  $17,689.00    76.89%      20.94%
    4      12/31/96-12/31/00  $19,819.00    98.19%      18.65%        4      12/31/96-12/31/00  $23,698.00   136.98%      24.07%
    5      12/31/95-12/31/00  $22,080.00   120.80%      17.17%        5      12/31/95-12/31/00  $27,876.00   178.76%      22.76%
   10      12/31/90-12/31/00  $54,174.00   441.74%      18.41%       10      12/31/90-12/31/00  $46,957.00   369.57%      16.73%

  Life     01/09/89-12/31/00  $67,681.00   576.81%      17.31%      Life     11/15/88-12/31/00  $49,228.00   392.28%      14.05%


         Alger American Small Capitalization Portfolio                       Goldman Sachs VIT CORE-sm Large Cap Growth Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $7,156.00   -28.44%     -28.44%        1      12/31/99-12/31/00   $7,621.00   -23.79%     -23.79%
    2      12/31/98-12/31/00  $10,090.00     0.90%       0.45%        2      12/31/98-12/31/00  $10,145.00     1.45%       0.72%
    3      12/31/97-12/31/00  $11,459.00    14.59%       4.64%
    4      12/31/96-12/31/00  $12,547.00    25.47%       5.84%
    5      12/31/95-12/31/00  $12,848.00    28.48%       5.14%
   10      12/31/90-12/31/00  $30,075.00   200.75%      11.64%

  Life     09/21/88-12/31/00  $49,987.00   399.87%      14.01%       Life    02/13/98-12/31/00  $11,679.00    16.79%       5.54%


         Goldman Sachs VIT CORE-sm Small Cap Equity Fund                     Goldman Sachs VIT CORE-sm U.S. Equity Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,002.00     0.02%       0.02%        1      12/31/99-12/31/00   $8,885.00   -11.15%     -11.15%
    2      12/31/98-12/31/00  $11,558.00    15.58%       7.51%        2      12/31/98-12/31/00  $10,857.00     8.57%       4.20%

  Life     02/13/98-12/31/00  $10,315.00     3.15%       1.08%      Life     02/13/98-12/31/00  $12,257.00    22.57%       7.32%


         Goldman Sachs VIT Growth and Income Fund                            Goldman Sachs VIT International Equity Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,370.00    -6.30%      -6.30%        1      12/31/99-12/31/00   $8,534.00   -14.66%     -14.66%
    2      12/31/98-12/31/00   $9,709.00    -2.91%      -1.47%        2      12/31/98-12/31/00  $11,062.00    10.62%       5.18%

  Life     01/12/98-12/31/00  $10,072.00     0.72%       0.24%      Life     01/12/98-12/31/00  $13,063.00    30.63%       9.42%


         J.P. Morgan International Opportunities Portfolio                      J.P. Morgan Small Company Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,274.00   -17.26%     -17.26%        1      12/31/99-12/31/00   $8,717.00   -12.83%     -12.83%
    2      12/31/98-12/31/00  $11,115.00    11.15%       5.43%        2      12/31/98-12/31/00  $12,374.00    23.74%      11.24%
    3      12/31/97-12/31/00  $11,443.00    14.43%       4.60%        3      12/31/97-12/31/00  $11,493.00    14.93%       4.75%
    4      12/31/96-12/31/00  $11,860.00    18.60%       4.36%        4      12/31/96-12/31/00  $13,840.00    38.40%       8.46%
    5      12/31/95-12/31/00  $13,190.00    31.90%       5.69%        5      12/31/95-12/31/00  $16,567.00    65.67%      10.62%

  Life     01/03/95-12/31/00  $14,573.00    45.73%       6.49%      Life     01/03/95-12/31/00  $21,645.00   116.45%      13.75%

         J.P. Morgan U.S. Disciplined Equity Portfolio                    Lord Abbett Growth and Income Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,751.00   -12.49%     -12.49%        1      12/31/99-12/31/00  $11,382.00    13.82%      13.82%
    2      12/31/98-12/31/00  $10,198.00     1.98%       0.99%        2      12/31/98-12/31/00  $13,061.00    30.61%      14.28%
    3      12/31/97-12/31/00  $12,360.00    23.60%       7.32%        3      12/31/97-12/31/00  $14,494.00    44.94%      13.17%
    4      12/31/96-12/31/00  $15,491.00    54.91%      11.56%        4      12/31/96-12/31/00  $17,761.00    77.61%      15.44%
    5      12/31/95-12/31/00  $18,465.00    84.65%      13.05%        5      12/31/95-12/31/00  $20,842.00   108.42%      15.82%
                                                                     10      12/31/90-12/31/00  $43,021.00   330.21%      15.71%

  Life     01/03/95-12/31/00  $24,288.00   142.88%      15.96%      Life     12/11/89-12/31/00  $43,480.00   334.80%      14.22%



         MFS / Sun Life Capital Appreciation Series                          MFS / Sun Life Emerging Growth Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,708.00   -12.92%     -12.92%        1      12/31/99-12/31/00   $7,954.00   -20.46%     -20.46%
    2      12/31/98-12/31/00  $11,354.00    13.54%       6.56%        2      12/31/98-12/31/00  $13,747.00    37.47%      17.25%
    3      12/31/97-12/31/00  $14,364.00    43.64%      12.83%        3      12/31/97-12/31/00  $18,092.00    80.92%      21.85%
    4      12/31/96-12/31/00  $17,387.00    73.87%      14.83%        4      12/31/96-12/31/00  $21,685.00   116.85%      21.35%
    5      12/31/95-12/31/00  $20,760.00   107.60%      15.73%        5      12/31/95-12/31/00  $24,968.00   149.68%      20.08%
   10      12/31/90-12/31/00  $46,692.00   366.92%      16.66%

  Life     06/12/85-12/31/00  $80,442.00   704.42%      14.35%      Life     05/01/95-12/31/00  $31,302.00   213.02%      22.30%

         MFS / Sun Life Government Securities Series                            MFS / Sun Life High Yield Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $11,024.00    10.24%      10.24%        1      12/31/99-12/31/00   $9,164.00    -8.36%      -8.36%
    2      12/31/98-12/31/00  $10,628.00     6.28%       3.09%        2      12/31/98-12/31/00   $9,632.00    -3.68%      -1.86%
    3      12/31/97-12/31/00  $11,356.00    13.56%       4.33%        3      12/31/97-12/31/00   $9,523.00    -4.77%      -1.62%
    4      12/31/96-12/31/00  $12,136.00    21.36%       4.96%        4      12/31/96-12/31/00  $10,601.00     6.01%       1.47%
    5      12/31/95-12/31/00  $12,125.00    21.25%       3.93%        5      12/31/95-12/31/00  $11,682.00    16.82%       3.16%
   10      12/31/90-12/31/00  $17,222.00    72.22%       5.59%       10      12/31/90-12/31/00  $24,496.00   144.96%       9.37%

  Life     06/12/85-12/31/00  $25,980.00   159.80%       6.33%      Life     06/12/85-12/31/00  $26,152.00   161.52%       6.38%


         MFS / Sun Life Massachusetts Investors Growth Stock Series             MFS / Sun Life Massachusetts Investors Trust Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,229.00    -7.71%      -7.71%        1      12/31/99-12/31/00   $9,841.00    -1.59%      -1.59%
    2      12/31/98-12/31/00  $12,317.00    23.17%      10.98%        2      12/31/98-12/31/00  $10,367.00     3.67%       1.82%
                                                                      3      12/31/97-12/31/00  $12,622.00    26.22%       8.07%
                                                                      4      12/31/96-12/31/00  $16,370.00    63.70%      13.11%
                                                                      5      12/31/95-12/31/00  $20,179.00   101.79%      15.07%
                                                                     10      12/31/90-12/31/00  $39,469.00   294.69%      14.72%

  Life     05/06/98-12/31/00  $14,701.00    47.01%      15.62%      Life     11/14/86-12/31/00  $50,801.00   408.01%      12.19%

           MFS / Sun Life New Discovery Series                              MFS / Sun Life Total Return Series
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,868.00    -1.32%      -1.32%        1      12/31/99-12/31/00  $11,482.00    14.82%      14.82%
    2      12/31/98-12/31/00  $15,541.00    55.41%      24.66%        2      12/31/98-12/31/00  $11,605.00    16.05%       7.73%
                                                                      3      12/31/97-12/31/00  $12,743.00    27.43%       8.42%
                                                                      4      12/31/96-12/31/00  $15,280.00    52.80%      11.18%
                                                                      5      12/31/95-12/31/00  $17,136.00    71.36%      11.37%
                                                                     10      12/31/90-12/31/00  $29,180.00   191.80%      11.30%

  Life     05/06/98-12/31/00  $16,321.00    63.21%      20.26%      Life     05/11/88-12/31/00  $35,588.00   255.88%      10.56%


         MFS / Sun Life Utilities Series                                  SC Value Equity Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,517.00     5.17%       5.17%
    2      12/31/98-12/31/00  $13,574.00    35.74%      16.51%
    3      12/31/97-12/31/00  $15,685.00    56.85%      16.19%
    4      12/31/96-12/31/00  $20,463.00   104.63%      19.60%
    5      12/31/95-12/31/00  $24,209.00   142.09%      19.34%

  Life     11/16/93-12/31/00  $29,430.00   194.30%      16.36%      Life     07/17/00-12/31/00  $11,248.00    12.48%      12.48%

         SC Value Managed Portfolio                                           SC Value Mid Cap Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
  Life     07/17/00-12/31/00  $11,294.00    12.94%      12.94%      Life     07/17/00-12/31/00  $10,260.00     2.60%       2.60%


         SC Value Small Cap Portfolio                                         Sun Capital Investment Grade Bond Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
                                                                      1      12/31/99-12/31/00  $10,804.00     8.04%       8.04%
                                                                      2      12/31/98-12/31/00  $10,558.00     5.58%       2.75%

  Life     07/17/00-12/31/00  $12,095.00    20.95%      20.95%      Life     12/07/98-12/31/00  $10,550.00     5.50%       2.63%


         Sun Capital Money Market Fund                                    Sun Capital Real Estate Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,408.00     4.08%       4.08%        1      12/31/99-12/31/00  $12,899.00    28.99%      28.99%
    2      12/31/98-12/31/00  $10,707.00     7.07%       3.47%        2      12/31/98-12/31/00  $12,185.00    21.85%      10.39%

  Life     12/07/98-12/31/00  $10,726.00     7.26%       3.45%      Life     12/07/98-12/31/00  $12,088.00    20.88%       9.61%


         SC Blue Chip Mid Cap Fund                                            SC Investors Foundation Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $12,284.00    22.84%      22.84%        1      12/31/99-12/31/00   $9,244.00    -7.56%      -7.56%

  Life     09/01/99-12/31/00  $15,526.00    55.26%      39.15%      Life     09/01/99-12/31/00  $10,307.00     3.07%       2.30%


         SC Select Equity Fund                                                SC Davis Venture Value Fund
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,880.00   -11.20%     -11.20%

  Life     09/01/99-12/31/00  $11,165.00    11.65%       8.63%      Life     07/17/00-12/31/00   $9,780.00    -2.20%      -2.20%

         SC Davis Financial Fund                                              OCC Accumulation Trust Equity Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
                                                                      1      12/31/99-12/31/00  $10,805.00     8.05%       8.05%
                                                                      2      12/31/98-12/31/00  $10,891.00     8.91%       4.36%
                                                                      3      12/31/97-12/31/00  $11,976.00    19.76%       6.19%
                                                                      4      12/31/96-12/31/00  $14,908.00    49.08%      10.50%
                                                                      5      12/31/95-12/31/00  $18,076.00    80.76%      12.57%
                                                                     10      12/31/90-12/31/00  $39,905.00   299.05%      14.84%

  Life     07/17/00-12/31/00  $11,250.00    12.50%      12.50%      Life     08/01/88-12/31/00  $46,796.00   367.96%      13.23%

         OCC Accumulation Trust Small Cap Portfolio                       OCC Accumulation Trust Managed Portfolio
 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $14,174.00    41.74%      41.74%        1      12/31/99-12/31/00  $10,788.00     7.88%       7.88%
    2      12/31/98-12/31/00  $13,677.00    36.77%      16.95%        2      12/31/98-12/31/00  $11,135.00    11.35%       5.52%
    3      12/31/97-12/31/00  $12,231.00    22.31%       6.94%        3      12/31/97-12/31/00  $11,725.00    17.25%       5.45%
    4      12/31/96-12/31/00  $14,698.00    46.98%      10.11%        4      12/31/96-12/31/00  $14,096.00    40.96%       8.96%
    5      12/31/95-12/31/00  $17,151.00    71.51%      11.39%        5      12/31/95-12/31/00  $17,009.00    70.09%      11.21%
   10      12/31/90-12/31/00  $38,621.00   286.21%      14.47%       10      12/31/90-12/31/00  $44,550.00   345.50%      16.11%

  Life     08/01/88-12/31/00  $40,324.00   303.24%      11.88%      Life     08/01/88-12/31/00  $57,003.00   470.03%      15.05%



         OCC Accumulation Trust Mid Cap Portfolio
 Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $12,375.00    23.75%      23.75%
    2      12/31/98-12/31/00  $14,798.00    47.98%      21.65%

  Life     02/09/98-12/31/00  $14,337.00    43.37%      13.27%


* For periods of less than one year, the growth rates listed are not annualized.

                                        NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                          ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                           on December 31, 2000

1.85% M&E
---------


          AIM V.I. Capital Appreciation Fund                                AIM V.I. Growth Fund

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,745.00   -12.55%     -12.55%        1      12/31/99-12/31/00   $7,804.00   -21.96%     -21.96%
    2      12/31/98-12/31/00  $12,414.00    24.14%      11.42%        2      12/31/98-12/31/00  $10,360.00     3.60%       1.78%
    3      12/31/97-12/31/00  $14,538.00    45.38%      13.28%        3      12/31/97-12/31/00  $13,639.00    36.39%      10.90%
    4      12/31/96-12/31/00  $16,192.00    61.92%      12.80%        4      12/31/96-12/31/00  $16,977.00    69.77%      14.15%
    5      12/31/95-12/31/00  $18,689.00    86.89%      13.32%        5      12/31/95-12/31/00  $19,686.00    96.86%      14.51%

  Life     05/05/93-12/31/00  $29,552.00   195.52%      15.20%      Life     05/05/93-12/31/00  $27,241.00   172.41%      13.98%


          AIM V.I. Growth and Income Fund                                   AIM V.I. International Equity Fund

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,387.00   -16.13%     -16.13%        1      12/31/99-12/31/00   $7,223.00   -27.77%     -27.77%
    2      12/31/98-12/31/00  $11,049.00    10.49%       5.11%        2      12/31/98-12/31/00  $10,997.00     9.97%       4.87%
    3      12/31/97-12/31/00  $13,851.00    38.51%      11.47%        3      12/31/97-12/31/00  $12,465.00    24.65%       7.62%
    4      12/31/96-12/31/00  $17,084.00    70.84%      14.33%        4      12/31/96-12/31/00  $13,082.00    30.82%       6.95%
    5      12/31/95-12/31/00  $20,114.00   101.14%      15.00%        5      12/31/95-12/31/00  $15,414.00    54.14%       9.04%

  Life     05/02/94-12/31/00  $26,104.00   161.04%      15.48%      Life     05/05/93-12/31/00  $20,118.00   101.18%       9.56%

          Alger American Growth Portfolio                                   Alger American Income and Growth Portfolio

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,365.00   -16.35%     -16.35%        1      12/31/99-12/31/00   $9,691.00    -3.09%      -3.09%
    2      12/31/98-12/31/00  $10,982.00     9.82%       4.80%        2      12/31/98-12/31/00  $13,551.00    35.51%      16.41%
    3      12/31/97-12/31/00  $15,961.00    59.61%      16.87%        3      12/31/97-12/31/00  $17,609.00    76.09%      20.76%
    4      12/31/96-12/31/00  $19,699.00    96.99%      18.47%        4      12/31/96-12/31/00  $23,555.00   135.55%      23.89%
    5      12/31/95-12/31/00  $21,912.00   119.12%      16.99%        5      12/31/95-12/31/00  $27,665.00   176.65%      22.57%
   10      12/31/90-12/31/00  $53,353.00   433.53%      18.23%       10      12/31/90-12/31/00  $46,246.00   362.46%      16.55%

  Life     01/09/89-12/31/00  $66,455.00   564.55%      17.13%      Life     11/15/88-12/31/00  $48,325.00   383.25%      13.87%


          Alger American Small Capitalization Portfolio                     Goldman Sachs VIT CORE-sm Large Cap Growth Fund

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $7,145.00   -28.55%     -28.55%        1      12/31/99-12/31/00   $7,609.00   -23.91%     -23.91%
    2      12/31/98-12/31/00  $10,059.00     0.59%       0.29%        2      12/31/98-12/31/00  $10,114.00     1.14%       0.57%
    3      12/31/97-12/31/00  $11,407.00    14.07%       4.49%
    4      12/31/96-12/31/00  $12,471.00    24.71%       5.68%
    5      12/31/95-12/31/00  $12,750.00    27.50%       4.98%
   10      12/31/90-12/31/00  $29,618.00   196.18%      11.47%

  Life     09/21/88-12/31/00  $49,058.00   390.58%      13.83%      Life     02/13/98-12/31/00  $11,628.00    16.28%       5.38%



          Goldman Sachs VIT CORE-sm Small Cap Equity Fund                   Goldman Sachs VIT CORE-sm U.S. Equity Fund

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,987.00    -0.13%      -0.13%        1      12/31/99-12/31/00   $8,871.00   -11.29%     -11.29%
    2      12/31/98-12/31/00  $11,522.00    15.22%       7.34%        2      12/31/98-12/31/00  $10,824.00     8.24%       4.04%

  Life     02/13/98-12/31/00  $10,270.00     2.70%       0.93%      Life     02/13/98-12/31/00  $12,203.00    22.03%       7.16%

          Goldman Sachs VIT Growth and Income Fund                          Goldman Sachs VIT International Equity Fund

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,355.00    -6.45%      -6.45%        1      12/31/99-12/31/00   $8,521.00   -14.79%     -14.79%
    2      12/31/98-12/31/00   $9,680.00    -3.20%      -1.61%        2      12/31/98-12/31/00  $11,028.00    10.28%       5.01%

  Life     01/12/98-12/31/00  $10,027.00     0.27%       0.09%      Life     01/12/98-12/31/00  $13,005.00    30.05%       9.26%

          J.P. Morgan International Opportunities Portfolio                 J.P. Morgan Small Company Portfolio

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,261.00   -17.39%     -17.39%        1      12/31/99-12/31/00   $8,704.00   -12.96%     -12.96%
    2      12/31/98-12/31/00  $11,081.00    10.81%       5.27%        2      12/31/98-12/31/00  $12,337.00    23.37%      11.07%
    3      12/31/97-12/31/00  $11,391.00    13.91%       4.44%        3      12/31/97-12/31/00  $11,441.00    14.41%       4.59%
    4      12/31/96-12/31/00  $11,788.00    17.88%       4.20%        4      12/31/96-12/31/00  $13,756.00    37.56%       8.30%
    5      12/31/95-12/31/00  $13,090.00    30.90%       5.53%        5      12/31/95-12/31/00  $16,441.00    64.41%      10.46%

  Life     01/03/95-12/31/00  $14,440.00    44.40%       6.32%      Life     01/03/95-12/31/00  $21,448.00   114.48%      13.58%


          J.P. Morgan U.S. Disciplined Equity Portfolio                     Lord Abbett Growth and Income Portfolio

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,738.00   -12.62%     -12.62%        1      12/31/99-12/31/00  $11,364.00    13.64%      13.64%
    2      12/31/98-12/31/00  $10,167.00     1.67%       0.83%        2      12/31/98-12/31/00  $13,021.00    30.21%      14.11%
    3      12/31/97-12/31/00  $12,303.00    23.03%       7.15%        3      12/31/97-12/31/00  $14,427.00    44.27%      12.99%
    4      12/31/96-12/31/00  $15,397.00    53.97%      11.39%        4      12/31/96-12/31/00  $17,653.00    76.53%      15.27%
    5      12/31/95-12/31/00  $18,324.00    83.24%      12.88%        5      12/31/95-12/31/00  $20,683.00   106.83%      15.64%
                                                                     10      12/31/90-12/31/00  $42,369.00   323.69%      15.53%

  Life     01/03/95-12/31/00  $24,067.00   140.67%      15.79%      Life     12/11/89-12/31/00  $42,752.00   327.52%      14.04%


          MFS / Sun Life Capital Appreciation Series                        MFS / Sun Life Emerging Growth Series

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,695.00   -13.05%     -13.05%        1      12/31/99-12/31/00   $7,942.00   -20.58%     -20.58%
    2      12/31/98-12/31/00  $11,320.00    13.20%       6.40%        2      12/31/98-12/31/00  $13,706.00    37.06%      17.07%
    3      12/31/97-12/31/00  $14,299.00    42.99%      12.66%        3      12/31/97-12/31/00  $18,011.00    80.11%      21.67%
    4      12/31/96-12/31/00  $17,281.00    72.81%      14.65%        4      12/31/96-12/31/00  $21,554.00   115.54%      21.17%
    5      12/31/95-12/31/00  $20,602.00   106.02%      15.55%        5      12/31/95-12/31/00  $24,779.00   147.79%      19.90%
   10      12/31/90-12/31/00  $45,986.00   359.86%      16.48%

  Life     06/12/85-12/31/00  $78,559.00   685.59%      14.17%      Life     05/01/95-12/31/00  $31,034.00   210.34%      22.11%


          MFS / Sun Life Government Securities Series                       MFS / Sun Life High Yield Series

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $11,007.00    10.07%      10.07%        1      12/31/99-12/31/00   $9,150.00    -8.50%      -8.50%
    2      12/31/98-12/31/00  $10,595.00     5.95%       2.93%        2      12/31/98-12/31/00   $9,603.00    -3.97%      -2.01%
    3      12/31/97-12/31/00  $11,304.00    13.04%       4.17%        3      12/31/97-12/31/00   $9,480.00    -5.20%      -1.76%
    4      12/31/96-12/31/00  $12,062.00    20.62%       4.80%        4      12/31/96-12/31/00  $10,536.00     5.36%       1.31%
    5      12/31/95-12/31/00  $12,032.00    20.32%       3.77%        5      12/31/95-12/31/00  $11,593.00    15.93%       3.00%
   10      12/31/90-12/31/00  $16,961.00    69.61%       5.43%       10      12/31/90-12/31/00  $24,125.00   141.25%       9.21%

  Life     06/12/85-12/31/00  $25,371.00   153.71%       6.17%      Life     06/12/85-12/31/00  $25,538.00   155.38%       6.21%

          MFS / Sun Life Massachusetts Investors Growth Stock Series        MFS / Sun Life Massachusetts Investors Trust Series

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,215.00    -7.85%      -7.85%        1      12/31/99-12/31/00   $9,826.00    -1.74%      -1.74%
    2      12/31/98-12/31/00  $12,280.00    22.80%      10.82%        2      12/31/98-12/31/00  $10,336.00     3.36%       1.67%
                                                                      3      12/31/97-12/31/00  $12,564.00    25.64%       7.91%
                                                                      4      12/31/96-12/31/00  $16,271.00    62.71%      12.94%
                                                                      5      12/31/95-12/31/00  $20,025.00   100.25%      14.90%
                                                                     10      12/31/90-12/31/00  $38,872.00   288.72%      14.54%

  Life     05/06/98-12/31/00  $14,642.00    46.42%      15.45%      Life     11/14/86-12/31/00  $49,719.00   397.19%      12.02%


          MFS / Sun Life New Discovery Series                               MFS / Sun Life Total Return Series

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $9,853.00    -1.47%      -1.47%        1      12/31/99-12/31/00  $11,465.00    14.65%      14.65%
    2      12/31/98-12/31/00  $15,495.00    54.95%      24.48%        2      12/31/98-12/31/00  $11,570.00    15.70%       7.56%
                                                                      3      12/31/97-12/31/00  $12,685.00    26.85%       8.25%
                                                                      4      12/31/96-12/31/00  $15,187.00    51.87%      11.01%
                                                                      5      12/31/95-12/31/00  $17,006.00    70.06%      11.20%
                                                                     10      12/31/90-12/31/00  $28,737.00   187.37%      11.13%

  Life     05/06/98-12/31/00  $16,256.00    62.56%      20.08%      Life     05/11/88-12/31/00  $34,909.00   249.09%      10.40%


          MFS / Sun Life Utilities Series                                   SC Value Equity Portfolio

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,501.00     5.01%       5.01%
    2      12/31/98-12/31/00  $13,533.00    35.33%      16.33%
    3      12/31/97-12/31/00  $15,614.00    56.14%      16.01%
    4      12/31/96-12/31/00  $20,339.00   103.39%      19.42%
    5      12/31/95-12/31/00  $24,025.00   140.25%      19.16%

  Life     11/16/93-12/31/00  $29,112.00   191.12%      16.18%      Life     07/17/00-12/31/00   $11,240.00    12.40%      12.40%

          SC Value Managed Portfolio                                        SC Value Mid Cap Portfolio

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
 Life      07/17/00-12/31/00  $11,286.00    12.86%      12.86%      Life     07/17/00-12/31/00   $10,253.00     2.53%       2.53%



          SC Value Small Cap Portfolio                                      Sun Capital Investment Grade Bond Fund

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate

                                                                      1      12/31/99-12/31/00   $10,788.00     7.88%       7.88%
                                                                      2      12/31/98-12/31/00   $10,526.00     5.26%       2.60%

  Life     07/17/00-12/31/00  $12,087.00    20.87%      20.87%      Life     12/07/98-12/31/00   $10,516.00     5.16%       2.47%

          Sun Capital Money Market Fund                                     Sun Capital Real Estate Fund

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $10,393.00     3.93%       3.93%        1      12/31/99-12/31/00   $12,880.00    28.80%      28.80%
    2      12/31/98-12/31/00  $10,674.00     6.74%       3.32%        2      12/31/98-12/31/00   $12,148.00    21.48%      10.22%

  Life     12/07/98-12/31/00  $10,692.00     6.92%       3.29%      Life     12/07/98-12/31/00   $12,050.00    20.50%       9.45%


          SC Blue Chip Mid Cap Fund                                         SC Investors Foundation Fund

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $12,266.00    22.66%      22.66%        1      12/31/99-12/31/00    $9,230.00    -7.70%      -7.70%

  Life     09/01/99-12/31/00  $15,495.00    54.95%      38.94%      Life     09/01/99-12/31/00   $10,286.00     2.86%       2.14%

          SC Select Equity Fund                                             SC Davis Venture Value Fund

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00   $8,867.00   -11.33%     -11.33%

  Life     09/01/99-12/31/00  $11,143.00    11.43%       8.47%      Life     07/17/00-12/31/00    $9,773.00    -2.27%      -2.27%

          SC Davis Financial Fund                                           OCC Accumulation Trust Equity Portfolio

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
                                                                      1      12/31/99-12/31/00   $10,789.00     7.89%       7.89%
                                                                      2      12/31/98-12/31/00   $10,858.00     8.58%       4.20%
                                                                      3      12/31/97-12/31/00   $11,921.00    19.21%       6.03%
                                                                      4      12/31/96-12/31/00   $14,817.00    48.17%      10.33%
                                                                      5      12/31/95-12/31/00   $17,938.00    79.38%      12.40%
                                                                     10      12/31/90-12/31/00   $39,299.00   292.99%      14.67%

  Life     07/17/00-12/31/00  $11,243.00    12.43%      12.43%      Life     08/01/88-12/31/00   $45,916.00   359.16%      13.06%

          OCC Accumulation Trust Small Cap Portfolio                                      OCC Accumulation Trust Managed Portfolio

 Number                                   Cumulative   Compound    Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate  of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $14,152.00    41.52%      41.52%        1      12/31/99-12/31/00   $10,772.00     7.72%       7.72%
    2      12/31/98-12/31/00  $13,636.00    36.36%      16.77%        2      12/31/98-12/31/00   $11,101.00    11.01%       5.36%
    3      12/31/97-12/31/00  $12,175.00    21.75%       6.78%        3      12/31/97-12/31/00   $11,672.00    16.72%       5.29%
    4      12/31/96-12/31/00  $14,608.00    46.08%       9.94%        4      12/31/96-12/31/00   $14,010.00    40.10%       8.80%
    5      12/31/95-12/31/00  $17,020.00    70.20%      11.22%        5      12/31/95-12/31/00   $16,880.00    68.80%      11.04%
   10      12/31/90-12/31/00  $38,035.00   280.35%      14.29%       10      12/31/90-12/31/00   $43,873.00   338.73%      15.94%

  Life     08/01/88-12/31/00  $39,566.00   295.66%      11.71%      Life     08/01/88-12/31/00   $55,930.00   459.30%      14.87%

          OCC Accumulation Trust Mid Cap Portfolio

 Number                                   Cumulative   Compound
of Years        Periods          Amount  Growth Rate Growth Rate
    1      12/31/99-12/31/00  $12,356.00    23.56%      23.56%
    2      12/31/98-12/31/00  $14,753.00    47.53%      21.46%

  Life     02/09/98-12/31/00  $14,274.00    42.74%      13.10%


* For periods of less than one year, the growth rates listed are not annualized.

TAX DEFERRED ACCUMULATION

     In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

     In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax deferred compounding on the Variable Account's investment returns under the various Purchase Payment Interest Options or upon returns in general. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contracts or in general on a tax deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contracts in a chart would reflect the deduction of Contract expenses, such as the 1.30% mortality and expense risk charge, the 0.15% administrative charge, and the $35 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

     In developing illustrative tax deferral charts, we will observe these general principles:

         -  The assumed rate of earnings will be realistic.
         - The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
         - Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
         - A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

     The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary for among Participants.

                           ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value weighted and was introduced with a base of 100.00 on February 5, 1971.

          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company intends to illustrate the advantages of the Contracts in a number of ways:

          DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

          THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

          THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE FUTURITY ACCOLADE VARIABLE ANNUITY OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

                                     CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

     Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00004002 (the daily equivalent of the current maximum charge of 1.45% on an annual basis) gives a net investment factor of
1.00323509. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6116849 (14.5645672 X 1.00323648).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846153 (12.3456789 X 1.00323509 (the Net Investment Factor) X 0.99991902).
0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846153. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X
6.78 divided by 1,000).  The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3846153).

                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.

          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.



                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F for the year ended December 31, 2000 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000

 ASSETS:                                       Shares         Cost           Value
 Investments in:                             ----------  --------------  --------------
     AIM Variable Insurance Fund, Inc.
       V.I. Capital Appreciation Fund
       (AIM1)..............................   1,439,695  $   51,794,257  $   44,400,200
       V.I. Growth Fund (AIM2).............   2,350,900      72,875,207      58,349,349
       V.I. Growth and Income Fund
       (AIM3)..............................   2,433,793      72,258,079      63,741,026
       V.I. International Equity Fund
       (AIM4)..............................   2,800,533      69,234,188      56,346,731
     The Alger American Fund
       Growth Portfolio (AL1)..............   1,785,019     101,540,903      84,377,844
       Income and Growth Portfolio (AL2)...   3,958,234      57,568,865      52,486,179
       Small Capitalization Portfolio
       (AL3)...............................     699,048      24,451,035      16,420,640
     Goldman Sachs Variable Insurance Trust
       VIT(sm) CORE Large Cap Growth Fund
       (GS1)...............................   2,278,432      31,893,392      25,062,751
       VIT(sm) CORE Small Cap Equity Fund
       (GS2)...............................     574,559       5,951,099       5,975,418
       VIT(sm) CORE US Equity Fund (GS3)...   1,731,619      22,929,611      21,610,604
       Growth and Income Fund (GS4)........     770,632       8,329,500       7,968,339
       International Equity Fund (GS5).....     896,365      12,129,934      10,559,176
     J.P. Morgan Series Trust II
       U.S. Disciplined Equity Portfolio
       (JP1)...............................   1,447,785      24,216,998      21,571,993
       International Opportunities
       Portfolio (JP2).....................     780,628       9,872,333       8,860,127
       Small Company Portfolio (JP3).......     435,089       6,752,698       6,256,583
     Lord Abbett Series Fund, Inc.
       Growth and Income Portfolio (LA1)...   1,961,586      44,068,435      49,922,363
     MFS/Sun Life Series Trust
       Capital Appreciation Series (CAS)...     849,541      40,007,057      35,297,224
       Emerging Growth Series (EGS)........   2,660,742      90,736,303      77,999,168
       High Yield Series (HYS).............   3,449,516      28,775,048      26,312,594
       Money Market (MMS)..................   5,997,481       5,997,481       5,997,481
       Utilities Series (UTS)..............   2,652,567      49,789,169      50,601,928
       Government Securities Series
       (GSS)...............................   1,862,993      23,232,006      24,422,562
       Total Return Series (TRS)...........     772,902      14,198,799      15,222,153
       Massachusetts Investors Trust Series
       (MIT)...............................     898,590      32,208,557      31,561,109
       New Discovery Series (NWD)..........   1,694,410      29,161,513      27,083,594
       Massachusetts Investors Growth Stock
       Series (MIS)........................   3,381,051      53,375,192      49,044,318
     OCC Accumulation Trust
       Equity Portfolio (OP1)..............     680,927      21,920,447      24,574,655
       Mid Cap Portfolio (OP2).............   1,167,119      14,490,037      15,195,886
       Small Cap Portfolio (OP3)...........     319,639       8,571,467      10,308,369
       Managed Portfolio (OP4).............      88,314       3,618,794       3,815,153
     Salomon Brothers Variable Series
      Funds, Inc.
       Variable Capital Fund (SB1).........      33,759         415,860         509,766
       Variable Investors Fund (SB2).......      47,265         570,629         642,325
       Variable Strategic Bond Fund
       (SB3)...............................     491,308       4,899,375       4,790,257
       Variable Total Return Fund (SB4)....     432,471       4,588,399       4,627,437
     Sun Capital Advisers Trust
       Money Market Fund (SCA1)............  38,219,658      38,219,658      38,219,658
       Investment Grade Bond Fund (SCA2)...   3,051,354      28,621,639      29,301,552
       Real Estate Fund (SCA3).............     955,395      10,182,889      10,746,921
       Select Equity Fund (SCA4)...........   1,035,273      13,018,244      11,360,321
       Blue Chip Mid Cap Fund (SCA5).......   2,345,548      34,436,594      32,672,766
       Investors Foundation Fund (SCA6)....     251,005       2,755,102       2,439,971
       Davis Venture Value Fund (SCA7).....   1,082,386      10,493,547      10,639,691
       Davis Financial Fund (SCA8).........     217,392       2,288,206       2,460,986
       Value Equity Fund (SCA9)............      27,623         294,915         311,914
       Value Mid Cap Fund (SCA)............     588,184       5,862,617       6,054,954
       Value Small Cap Fund (SCB)..........     296,328       3,146,541       3,535,159
       Value Managed Fund (SCC)............      10,637         111,609         120,149
     Credit Suisse Institutional
       Emerging Markets Portolio (CS1).....     225,539       2,954,156       2,104,276
       International Equity Portfolio
       (CS2)...............................     144,459       2,062,211       1,550,044
       Post-Venture Capital Portfolio
       (CS3)...............................      69,954       1,306,591         952,778
       Small Company Growth Portfolio
       (CS4)...............................     203,348       4,908,602       3,391,848
                                                         --------------  --------------
                                                         $1,203,085,788  $1,097,778,290
                                                         ==============
 LIABILITY:
   Payable to sponsor..................................................         (55,318)
                                                                         --------------
         Net assets....................................................  $1,097,722,972
                                                                         ==============

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
 NET ASSETS APPLICABLE TO CONTRACT OWNERS
   FUTURITY CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund......       323,566          $14.1147      $  4,566,886     $ 17,147     $  4,584,033
     V.I. Growth Fund....................       563,444           13.0788         7,368,963       11,750        7,380,713
     V.I. Growth and Income Fund.........       731,377           12.6026         9,216,871       10,501        9,227,372
     V.I. International Equity Fund......       517,861           12.2053         6,320,274       11,822        6,332,096
   The Alger American Fund
     Growth Portfolio....................       674,890           14.0201         9,461,818       15,721        9,477,539
     Income and Growth Portfolio.........       436,526           16.1991         7,070,854       --            7,070,854
     Small Capitalization Portfolio......       199,588           10.5502         2,105,662       --            2,105,662
   Goldman Sachs Variable Insurance Trust
     VIT-SM- CORE Large-Cap Growth
      Fund...............................       443,344           11.2320         4,979,273       39,786        5,019,059
     VIT-SM- CORE Small Cap Equity
      Fund...............................       162,736           10.4070         1,692,423       21,053        1,713,476
     VIT-SM- CORE US Equity Fund.........       475,664           12.3549         5,876,510        1,492        5,878,002
     Growth and Income Fund..............       315,802            9.0392         2,854,492       --            2,854,492
     International Equity Fund...........        71,063           11.6938           830,968       12,241          843,209
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio...       517,380           11.1129         5,748,000       13,551        5,761,551
     International Opportunities
      Portfolio..........................        87,839           10.3374           907,914       15,856          923,770
     Small Company Portfolio.............        48,750           10.4061           506,903       --              506,903
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.........       639,759           13.2532         8,478,094       --            8,478,094
   MFS/Sun Life Series Trust
     Capital Appreciation Series.........       597,093           12.9992         7,761,555       15,169        7,776,724
     Emerging Growth Series..............       692,959           16.8486        11,675,179       37,950       11,713,129
     High Yield Series...................       467,681            9.3641         4,379,275       26,398        4,405,673
     Money Market........................       539,256           11.1246         5,997,481       --            5,997,481
     Utilities Series....................       756,858           14.1833        10,734,675       38,739       10,773,414
     Government Securities Series........       485,303           11.3197         5,493,851       39,762        5,533,613
   OCC Accumulation Trust
     Equity Portfolio....................       615,342           11.5835         7,128,049        1,454        7,129,503
     Mid Cap Portfolio...................       313,356           14.4520         4,528,373       19,269        4,547,642
     Small Cap Portfolio.................       224,362           11.3656         2,549,926       17,142        2,567,068
   Salomon Brothers Variable
    Series Funds, Inc.
     Variable Capital Fund...............        33,486           15.2248           509,766       --              509,766
     Variable Investors Fund.............        50,200           12.7964           642,325       --              642,325
     Variable Strategic Bond Fund........       432,976           10.9937         4,759,307       29,743        4,789,050
     Variable Total Return Fund..........       429,550           10.7353         4,610,954       15,687        4,626,641
   Credit Suisse Institutional
     Emerging Markets Portfolio..........        41,504            8.8847           368,503       12,463          380,966
     International Equity Portfolio......        46,899           10.0288           470,107       --              470,107
     Post-Venture Capital Portfolio......        26,874           11.8989           319,781       17,181          336,962
     Small Company Growth Portfolio......        79,238           11.9134           943,968       --              943,968
                                                                               ------------     --------     ------------
                                                                               $150,858,980     $441,877     $151,300,857
                                                                               ------------     --------     ------------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY II CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund......     1,012,264          $14.1533      $ 14,327,042    $   26,476    $ 14,353,518
     V.I. Growth Fund....................     2,364,773           11.8439        28,008,272        73,016      28,081,288
     V.I. Growth and Income Fund.........     2,523,813           12.3404        31,145,299        45,109      31,190,408
     V.I. International Equity Fund......     2,182,559           11.7102        25,558,057       111,778      25,669,835
   The Alger American Fund
     Growth Portfolio....................     3,285,605           12.4108        40,777,402        72,348      40,849,750
     Income and Growth Portfolio.........     1,689,012           15.0789        25,468,248       120,864      25,589,112
     Small Capitalization Portfolio......       609,369           11.5319         7,027,347        44,836       7,072,183
   Goldman Sachs Variable Insurance Trust
     VIT-SM- CORE Large Cap Growth
      Fund...............................     1,103,943           11.2359        12,403,861        59,148      12,463,009
     VIT-SM- CORE Small Cap Equity
      Fund...............................       196,193           12.6369         2,479,274       --            2,479,274
     VIT-SM- CORE US Equity Fund.........       948,020           11.8371        11,221,511        64,512      11,286,023
     Growth and Income Fund..............       312,510           10.1238         3,163,788       --            3,163,788
     International Equity Fund...........       363,268           11.7963         4,285,180        37,952       4,323,132
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio...     1,023,702           10.9897        11,250,256        24,375      11,274,631
     International Opportunities
      Portfolio..........................       369,882           11.7482         4,344,529        11,428       4,355,957
     Small Company Portfolio.............       204,338           13.5120         2,760,899         6,378       2,767,277
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.........     1,808,298           13.9246        25,179,488         2,743      25,182,231
   MFS/Sun Life Series Trust
     Capital Appreciation Series.........     1,155,804           12.7064        14,685,733        56,669      14,742,402
     Emerging Growth Series..............     2,187,292           15.5898        34,093,787        65,909      34,159,696
     High Yield Series...................     1,315,170            9.6747        12,722,891        73,109      12,796,000
     Utilities Series....................     1,524,307           14.3854        21,927,559       145,306      22,072,865
     Government Securities Series........     1,227,270           10.6482        13,065,445        70,947      13,136,392
     Total Return Series.................       695,493           11.2309         7,811,121        84,463       7,895,584
     Massachusetts Investors Trust
      Series.............................     1,675,934           10.1975        17,089,787        15,979      17,105,766
     New Discovery Series................       671,408           15.6390        10,499,850        10,274      10,510,124
     Massachusetts Investors Growth Stock
      Series.............................     1,995,550           11.8375        23,621,757        68,280      23,690,037
   OCC Accumulation Trust
     Equity Portfolio....................     1,389,035           11.5916        16,101,368        15,655      16,117,023
     Mid Cap Portfolio...................       398,444           15.8056         6,297,535        42,294       6,339,829
     Small Cap Portfolio.................       477,890           14.2449         6,807,383        24,921       6,832,304
     Managed Portfolio...................       275,375           11.7996         3,249,326       --            3,249,326
   Sun Capital Advisers Trust
     Money Market Fund...................     1,359,991           10.7901        14,687,843        46,483      14,734,326
     Investment Grade Bond Fund..........     1,552,524           10.6022        16,456,228       322,552      16,778,780
     Real Estate Fund....................       372,502           12.3623         4,606,356        10,022       4,616,378
     Select Equity Fund..................       339,267           11.0466         3,747,704         9,490       3,757,194
     Blue Chip Mid Cap Fund..............       840,530           15.3237        12,879,722        29,113      12,908,835
     Investors Foundation Fund...........       139,813           10.1949         1,425,335        15,593       1,440,928
     Davis Venture Value Fund............        46,250            9.7933           453,434       --              453,434
     Davis Financial Fund................        61,506           11.2658           694,633       --              694,633
   Credit Suisse Institutional
     Emerging Markets Portfolio..........       133,103           12.6672         1,686,092         9,669       1,695,761
     International Equity Portfolio......        89,465           11.4643         1,025,667         1,287       1,026,954
     Post-Venture Capital Portfolio......        40,978           14.5020           594,275         5,912         600,187
     Small Company Growth Portfolio......       160,078           14.9354         2,390,847         4,391       2,395,238
                                                                               ------------    ----------    ------------
                                                                               $498,022,131    $1,829,281    $499,851,412
                                                                               ------------    ----------    ------------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                       Deferred Variable Annuity
                                                               Contracts                       Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY FOCUS CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund......       65,636           $12.8428       $   842,948     $ --          $   842,948
     V.I. Growth Fund....................      109,938             9.9612         1,095,127       --            1,095,127
     V.I. Growth and Income Fund.........      127,601            10.4350         1,331,510       57,361        1,388,871
     V.I. International Equity Fund......      107,328            11.2494         1,207,367       --            1,207,367
   The Alger American Fund
     Growth Portfolio....................      120,147            10.0894         1,212,208       56,374        1,268,582
     Income and Growth Portfolio.........      100,057            12.9887         1,299,596       --            1,299,596
     Small Capitalization Portfolio......       49,303            10.3598           510,777       --              510,777
   Goldman Sachs Variable Insurance Trust
     VIT-SM- CORE Large Cap Growth
      Fund...............................       19,354             9.6654           187,057       --              187,057
     VIT-SM- CORE Small Cap Equity
      Fund...............................       10,209            12.6867           129,523       --              129,523
     VIT-SM- CORE US Equity Fund.........       36,643            10.2536           375,727       --              375,727
     Growth and Income Fund..............       33,518             9.6232           322,546       --              322,546
     International Equity Fund...........       47,320            11.0210           521,512       --              521,512
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio...       23,980             9.9928           239,629       52,148          291,777
     International Opportunities
      Portfolio..........................       44,907            10.7779           483,827       --              483,827
     Small Company Portfolio.............        9,987            13.3571           133,396       --              133,396
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.........       99,109            12.7488         1,263,504       --            1,263,504
   MFS/Sun Life Series Trust
     Capital Appreciation Series.........       57,721            11.4675           661,909       --              661,909
     Emerging Growth Series..............      100,707            13.4516         1,355,479       74,531        1,430,010
     High Yield Series...................       76,769             9.3774           719,867       --              719,867
     Utilities Series....................       72,990            13.6861           999,884       --              999,884
     Government Securities Series........       49,055            10.8700           533,250       --              533,250
     Total Return Series.................       48,739            11.2795           549,678       --              549,678
     Massachusetts Investors Trust
      Series.............................      119,777            10.2417         1,226,575       --            1,226,575
     New Discovery Series................       35,143            15.7067           551,962       --              551,962
     Massachusetts Investors Growth Stock
      Series.............................      114,348            11.8887         1,359,774       66,210        1,425,984
   OCC Accumulation Trust
     Equity Portfolio....................       54,602            11.0611           603,946       --              603,946
     Mid Cap Portfolio...................       20,586            15.6254           321,654       --              321,654
     Small Cap Portfolio.................       14,301            15.2655           218,311       --              218,311
     Managed Portfolio...................        7,734            11.1965            86,592       --               86,592
   Sun Capital Advisers Trust
     Money Market Fund...................      118,427            10.7567         1,273,773       --            1,273,773
     Investment Grade Bond Fund..........      119,290            10.6573         1,270,957       --            1,270,957
     Real Estate Fund....................       10,164            13.2008           134,147       --              134,147
     Select Equity Fund..................       10,071            11.0848           111,646       --              111,646
     Blue Chip Mid Cap Fund..............       41,853            15.3767           643,593       --              643,593
     Investors Foundation Fund...........        6,739            10.2301            68,936       --               68,936
     Davis Venture Value Fund............          919             9.8051             9,032       --                9,032
     Davis Financial Fund................        1,214            11.2793            13,717       --               13,717
   Credit Suisse Institutional
     Emerging Markets Portfolio..........        2,172            12.4705            27,081       --               27,081
     International Equity Portfolio......        4,808            11.0200            52,968       --               52,968
     Post-Venture Capital Portfolio......        1,030            12.8872            13,269       --               13,269
     Small Company Growth Portfolio......        3,664            14.3265            52,500       --               52,500
                                                                                -----------     --------      -----------
                                                                                $24,016,754     $306,624      $24,323,378
                                                                                -----------     --------      -----------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY ACCOLADE CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund --
      Level 1............................      364,264           $12.0693      $  4,396,401    $  --         $  4,396,401
     V.I. Capital Appreciation Fund --
      Level 2............................      550,010            12.0562         6,631,051       --            6,631,051
     V.I. Capital Appreciation Fund --
      Level 3............................      442,625            12.0476         5,332,552       --            5,332,552
     V.I. Capital Appreciation Fund --
      Level 4............................      104,182            12.0345         1,254,091       --            1,254,091
     V.I. Growth Fund -- Level 1.........      374,178             9.8906         3,700,836       --            3,700,836
     V.I. Growth Fund -- Level 2.........      581,508             9.8799         5,745,229       --            5,745,229
     V.I. Growth Fund -- Level 3.........      455,997             9.8728         4,501,959       --            4,501,959
     V.I. Growth Fund -- Level 4.........      131,424             9.8621         1,296,174       --            1,296,174
     V.I. Growth and Income Fund -- Level
      1..................................      329,965            10.7150         3,535,575       --            3,535,575
     V.I. Growth and Income Fund -- Level
      2..................................      428,759            10.7035         4,589,199       --            4,589,199
     V.I. Growth and Income Fund -- Level
      3..................................      332,258            10.6958         3,553,756       --            3,553,756
     V.I. Growth and Income Fund -- Level
      4..................................      134,929            10.6842         1,441,821       --            1,441,821
     V.I. International Equity Fund --
      Level 1............................      517,391            10.0395         5,194,322       --            5,194,322
     V.I. International Equity Fund --
      Level 2............................      636,071            10.0286         6,378,901       --            6,378,901
     V.I. International Equity Fund --
      Level 3............................      456,696            10.0214         4,576,718       --            4,576,718
     V.I. International Equity Fund --
      Level 4............................       80,488            10.0105           809,039       --              809,039
   The Alger American Fund
     Growth Portfolio -- Level 1.........      529,124            10.4940         5,552,634       --            5,552,634
     Growth Portfolio -- Level 2.........      734,515            10.4827         7,699,683       --            7,699,683
     Growth Portfolio -- Level 3.........      332,438            10.4751         3,482,331       --            3,482,331
     Growth Portfolio -- Level 4.........      172,900            10.4638         1,806,544       --            1,806,544
     Income and Growth Portfolio -- Level
      1..................................      312,754            13.5887         4,249,902       --            4,249,902
     Income and Growth Portfolio -- Level
      2..................................      327,313            13.5740         4,442,948       --            4,442,948
     Income and Growth Portfolio -- Level
      3..................................      293,926            13.5643         3,986,879       --            3,986,879
     Income and Growth Portfolio -- Level
      4..................................       35,295            13.5496           477,861       --              477,861
     Small Capitalization Portfolio --
      Level 1............................      139,481             9.6050         1,339,711       --            1,339,711
     Small Capitalization Portfolio --
      Level 2............................      302,011             9.5946         2,897,682       --            2,897,682
     Small Capitalization Portfolio --
      Level 3............................      104,834             9.5877         1,005,117       --            1,005,117
     Small Capitalization Portfolio --
      Level 4............................       30,840             9.5773           291,774       --              291,774
   Goldman Sachs Variable Insurance Trust
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 1....................      149,477             9.6377         1,440,609       --            1,440,609
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 2....................      226,264             9.6273         2,178,304       --            2,178,304
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 3....................      171,187             9.6203         1,646,877       --            1,646,877
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 4....................       63,547             9.6099           610,780       --              610,780
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 1....................       30,176            12.0710           364,256       --              364,256
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 2....................       43,518            12.0580           524,738       --              524,738
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 3....................       23,117            12.0493           278,545       --              278,545
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 4....................        5,949            12.0363            71,542       --               71,542
     VIT-SM- CORE US Equity Fund -- Level
      1..................................      100,989            10.4871         1,059,089       --            1,059,089
     VIT-SM- CORE US Equity Fund -- Level
      2..................................      140,443            10.4758         1,471,253       --            1,471,253
     VIT-SM- CORE US Equity Fund -- Level
      3..................................       36,117            10.4683           378,086       --              378,086
     VIT-SM- CORE US Equity Fund -- Level
      4..................................        7,859            10.4570            82,172       --               82,172
     Growth and Income Fund -- Level 1...       73,454            10.5260           773,176       --              773,176
     Growth and Income Fund -- Level 2...       42,564            10.5147           447,547       --              447,547
     Growth and Income Fund -- Level 3...       19,239            10.5071           202,141       --              202,141
     Growth and Income Fund -- Level 4...        2,360            10.4957            24,773       --               24,773
     International Equity Fund -- Level
      1..................................      130,514            10.3510         1,350,949       --            1,350,949

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY ACCOLADE CONTRACTS: --
   continued
   Goldman Sachs Variable Insurance
    Trust -- continued
     International Equity Fund -- Level
      2..................................      129,144           $10.3398      $  1,335,318    $  --         $  1,335,318
     International Equity Fund -- Level
      3..................................       69,665            10.3323           719,803       --              719,803
     International Equity Fund -- Level
      4..................................       15,002            10.3211           154,760       --              154,760
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity
      Portfolio -- Level 1...............       83,819            10.1173           848,025       --              848,025
     U.S. Disciplined Equity
      Portfolio -- Level 2...............      106,686            10.1064         1,078,208       --            1,078,208
     U.S. Disciplined Equity
      Portfolio -- Level 3...............       25,548            10.0994           258,017       --              258,017
     U.S. Disciplined Equity
      Portfolio -- Level 4...............       88,970            10.0882           897,552       --              897,552
     International Opportunities
      Portfolio -- Level 1...............       76,078             9.7611           742,616       --              742,616
     International Opportunities
      Portfolio -- Level 2...............      108,428             9.7506         1,057,233       --            1,057,233
     International Opportunities
      Portfolio -- Level 3...............       56,808             9.7436           553,514       --              553,514
     International Opportunities
      Portfolio -- Level 4...............        6,326             9.7330            62,021       --               62,021
     Small Company Portfolio -- Level
      1..................................       57,006            11.9838           683,153       --              683,153
     Small Company Portfolio -- Level
      2..................................       84,735            11.9709         1,014,349       --            1,014,349
     Small Company Portfolio -- Level
      3..................................       24,022            11.9623           287,355       --              287,355
     Small Company Portfolio -- Level
      4..................................        3,823            11.9493            45,719       --               45,719
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio -- Level
      1..................................      245,260            13.0268         3,194,953       --            3,194,953
     Growth and Income Portfolio -- Level
      2..................................      284,240            13.0128         3,698,761       --            3,698,761
     Growth and Income Portfolio -- Level
      3..................................      222,884            13.0035         2,898,257       --            2,898,257
     Growth and Income Portfolio -- Level
      4..................................       52,597            12.9894           682,977       --              682,977
   MFS/Sun Life Series Trust
     Capital Appreciation Series -- Level
      1..................................      238,596            11.7367         2,800,322       --            2,800,322
     Capital Appreciation Series -- Level
      2..................................      194,014            11.7240         2,274,627       --            2,274,627
     Capital Appreciation Series -- Level
      3..................................      169,686            11.7156         1,987,967       --            1,987,967
     Capital Appreciation Series -- Level
      4..................................      100,298            11.7029         1,173,725       --            1,173,725
     Emerging Growth Series -- Level 1...      522,988            12.6513         6,616,493       --            6,616,493
     Emerging Growth Series -- Level 2...      771,453            12.6377         9,749,359       --            9,749,359
     Emerging Growth Series -- Level 3...      325,836            12.6286         4,114,840       --            4,114,840
     Emerging Growth Series -- Level 4...      101,507            12.6149         1,282,564       --            1,282,564
     High Yield Series -- Level 1........      265,229             9.4527         2,507,139       --            2,507,139
     High Yield Series -- Level 2........      284,517             9.4425         2,686,561       --            2,686,561
     High Yield Series -- Level 3........      127,183             9.4357         1,200,061       --            1,200,061
     High Yield Series -- Level 4........       20,629             9.4255           194,448       --              194,448
     Utilities Series -- Level 1.........      301,219            12.6848         3,820,908       --            3,820,908
     Utilities Series -- Level 2.........      392,655            12.6711         4,975,382       --            4,975,382
     Utilities Series -- Level 3.........      190,233            12.6620         2,408,733       --            2,408,733
     Utilities Series -- Level 4.........       92,707            12.6483         1,171,429       --            1,171,429
     Government Securities Series --
      Level 1............................      160,555            11.0472         1,773,673       --            1,773,673
     Government Securities Series --
      Level 2............................      134,222            11.0352         1,481,171       --            1,481,171
     Government Securities Series --
      Level 3............................       67,329            11.0273           742,458       --              742,458
     Government Securities Series --
      Level 4............................       23,747            11.0153           261,699       --              261,699
     Total Return Series -- Level 1......      194,480            12.0376         2,341,071       --            2,341,071
     Total Return Series -- Level 2......      172,612            12.0246         2,075,586       --            2,075,586
     Total Return Series -- Level 3......       65,962            12.0160           792,592       --              792,592
     Total Return Series -- Level 4......        3,383            12.0030            40,516       --               40,516

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY ACCOLADE CONTRACTS: --
   continued
   MFS/Sun Life Series Trust -- continued
     Massachusetts Investors Trust
      Series -- Level 1..................      245,729           $11.2581      $  2,766,445    $  --         $  2,766,445
     Massachusetts Investors Trust
      Series -- Level 2..................      350,699            11.2460         3,943,945       --            3,943,945
     Massachusetts Investors Trust
      Series -- Level 3..................      217,156            11.2379         2,440,374       --            2,440,374
     Massachusetts Investors Trust
      Series -- Level 4..................       28,221            11.2257           316,779       --              316,779
     New Discovery Series -- Level 1.....      212,082            15.6900         3,327,561       --            3,327,561
     New Discovery Series -- Level 2.....      280,751            15.6730         4,400,221       --            4,400,221
     New Discovery Series -- Level 3.....      140,805            15.6618         2,205,248       --            2,205,248
     New Discovery Series -- Level 4.....       29,127            15.6448           455,752       --              455,752
     Massachusetts Investors Growth Stock
      Series -- Level 1..................      370,902            12.1245         4,496,253       --            4,496,253
     Massachusetts Investors Growth Stock
      Series -- Level 2..................      567,284            12.1094         6,869,480       --            6,869,480
     Massachusetts Investors Growth Stock
      Series -- Level 3..................      341,676            12.1007         4,134,518       --            4,134,518
     Massachusetts Investors Growth Stock
      Series -- Level 4..................       52,190            12.0876           630,294       --              630,294
   OCC Accumulation Trust
     Equity Portfolio -- Level 1.........       27,408            11.6056           318,085       --              318,085
     Equity Portfolio -- Level 2.........        6,988            11.5931            81,015       --               81,015
     Equity Portfolio -- Level 3.........       20,021            11.5848           231,943       --              231,943
     Equity Portfolio -- Level 4.........        7,891            11.5722            93,216       --               93,216
     Mid Cap Portfolio -- Level 1........       94,315            15.5854         1,469,935       --            1,469,935
     Mid Cap Portfolio -- Level 2........      100,792            15.5686         1,569,192       --            1,569,192
     Mid Cap Portfolio -- Level 3........       54,596            15.5574           849,366       --              849,366
     Mid Cap Portfolio -- Level 4........        6,218            15.5406            96,615       --               96,615
     Small Cap Portfolio -- Level 1......        9,783            14.9981           146,730       --              146,730
     Small Cap Portfolio -- Level 2......       27,009            14.9819           404,644       --              404,644
     Small Cap Portfolio -- Level 3......        2,008            14.9712            30,059       --               30,059
     Small Cap Portfolio -- Level 4......        7,179            14.9550           107,959       --              107,959
     Managed Portfolio -- Level 1........       25,564            11.4485           292,666       --              292,666
     Managed Portfolio -- Level 2........       13,806            11.4362           157,890       --              157,890
     Managed Portfolio -- Level 3........        2,510            11.4279            28,679       --               28,679
   Sun Capital Advisers Trust
     Money Market Fund -- Level 1........      801,538            10.5161         8,429,043       --            8,429,043
     Money Market Fund -- Level 2........      533,464            10.5047         5,603,900       --            5,603,900
     Money Market Fund -- Level 3........      373,023            10.4972         3,915,202       --            3,915,202
     Investment Grade Bond Fund -- Level
      1..................................      268,500            10.8554         2,914,662       --            2,914,662
     Investment Grade Bond Fund -- Level
      2..................................      253,362            10.8437         2,747,372       --            2,747,372
     Investment Grade Bond Fund -- Level
      3..................................      225,602            10.8358         2,444,592       --            2,444,592
     Investment Grade Bond Fund -- Level
      4..................................       43,542            10.8241           472,393       --              472,393
     Real Estate Fund -- Level 1.........      103,314            13.3219         1,376,345       --            1,376,345
     Real Estate Fund -- Level 2.........       45,667            13.3076           607,718       --              607,718
     Real Estate Fund -- Level 3.........      147,600            13.2980         1,962,781       --            1,962,781
     Real Estate Fund -- Level 4.........        9,310            13.2836           124,888       --              124,888
     Select Equity Fund -- Level 1.......      110,471            12.0538         1,331,605       --            1,331,605
     Select Equity Fund -- Level 2.......      139,242            12.0408         1,676,590       --            1,676,590
     Select Equity Fund -- Level 3.......      121,646            12.0322         1,463,664       --            1,463,664
     Select Equity Fund -- Level 4.......       67,223            12.0191           810,288       --              810,288
     Blue Chip Mid Cap Fund -- Level 1...      243,919            16.2722         3,969,090       --            3,969,090
     Blue Chip Mid Cap Fund -- Level 2...      287,334            16.2546         4,670,502       --            4,670,502
     Blue Chip Mid Cap Fund -- Level 3...      186,213            16.2429         3,024,648       --            3,024,648

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY ACCOLADE CONTRACTS: --
   continued
   Sun Capital Advisers Trust --
    continued
     Blue Chip Mid Cap Fund -- Level 4...       46,440           $16.2254      $    753,999    $  --         $    753,999
     Investors Foundation Fund -- Level
      1..................................        4,159            11.0327            45,885       --               45,885
     Investors Foundation Fund -- Level
      2..................................       30,675            11.0208           338,064       --              338,064
     Investors Foundation Fund -- Level
      3..................................       24,313            11.0129           267,756       --              267,756
     Investors Foundation Fund -- Level
      4..................................          207            11.0010             2,288       --                2,288
     Davis Venture Value Fund -- Level
      1..................................      130,722             9.7910         1,279,900       --            1,279,900
     Davis Venture Value Fund -- Level
      2..................................      124,165             9.7843         1,214,870       --            1,214,870
     Davis Venture Value Fund -- Level
      3..................................      163,236             9.7798         1,596,413       --            1,596,413
     Davis Venture Value Fund -- Level
      4..................................       19,626             9.7731           194,845       --              194,845
     Davis Financial Fund -- Level 1.....       12,214            11.2632           137,568       --              137,568
     Davis Financial Fund -- Level 2.....       20,424            11.2555           229,882       --              229,882
     Davis Financial Fund -- Level 3.....       11,953            11.2503           134,471       --              134,471
     Davis Financial Fund -- Level 4.....       23,603            11.2426           265,247       --              265,247
     Value Equity Fund -- Level 1........          728            11.2609             8,194       --                8,194
     Value Equity Fund -- Level 2........        2,013            11.2532            22,650       --               22,650
     Value Equity Fund -- Level 3........        2,629            11.2480            29,571       --               29,571
     Value Equity Fund -- Level 4........        3,293            11.2403            37,021       --               37,021
     Value Mid Cap Fund -- Level 1.......      137,558            10.2714         1,412,922       --            1,412,922
     Value Mid Cap Fund -- Level 2.......       87,394            10.2644           897,048       --              897,048
     Value Mid Cap Fund -- Level 3.......       59,692            10.2597           612,414       --              612,414
     Value Mid Cap Fund -- Level 4.......       18,407            10.2526           192,675       --              192,675
     Value Small Cap Fund -- Level 1.....       96,343            12.1093         1,166,644       --            1,166,644
     Value Small Cap Fund -- Level 2.....       33,739            12.1010           408,277       --              408,277
     Value Small Cap Fund -- Level 3.....       34,600            12.0955           418,504       --              418,504
     Value Small Cap Fund -- Level 4.....        9,272            12.0871           111,894       --              111,894
     Value Managed Fund -- Level 2.......          747            11.2990             8,443       --                8,443
                                                                               ------------    ----------    ------------
                                                                                292,959,034    $  --         $292,959,034
                                                                               ------------    ----------    ------------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                       Deferred Variable Annuity
                                                               Contracts                       Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY FOCUS II CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund --
      Level 3............................       19,033           $ 7.6079       $   144,803    $  --          $   144,803
     V.I. Capital Appreciation Fund --
      Level 4............................       20,467             7.6026           155,605       --              155,605
     V.I. Capital Appreciation Fund --
      Level 5............................       49,461             7.5991           375,862       --              375,862
     V.I. Capital Appreciation Fund --
      Level 6............................          651             7.5939             4,955       --                4,955
     V.I. Growth Fund -- Level 3.........       23,682             6.9901           165,540       --              165,540
     V.I. Growth Fund -- Level 4.........       39,136             6.9853           273,379       --              273,379
     V.I. Growth Fund -- Level 5.........       30,284             6.9821           211,442       --              211,442
     V.I. Growth Fund -- Level 6.........        2,647             6.9773            18,471       --               18,471
     V.I. Growth and Income Fund -- Level
      3..................................       34,921             7.8513           274,174       --              274,174
     V.I. Growth and Income Fund -- Level
      4..................................       21,067             7.8458           165,286       --              165,286
     V.I. Growth and Income Fund -- Level
      5..................................       19,046             7.8422           149,365       --              149,365
     V.I. Growth and Income Fund -- Level
      6..................................          623             7.8368             4,887       --                4,887
     V.I. International Equity Fund --
      Level 3............................       35,001             7.8344           274,213       --              274,213
     V.I. International Equity Fund --
      Level 4............................       39,366             7.8290           308,194       --              308,194
     V.I. International Equity Fund --
      Level 5............................       33,055             7.8254           258,670       --              258,670
     V.I. International Equity Fund --
      Level 6............................          962             7.8200             7,528       --                7,528
   The Alger American Fund
     Growth Portfolio -- Level 3.........        4,172             7.7494            32,331       --               32,331
     Growth Portfolio -- Level 4.........        7,657             7.7441            59,297       --               59,297
     Growth Portfolio -- Level 5.........       16,582             7.7405           128,356       --              128,356
     Growth Portfolio -- Level 6.........        1,264             7.7352             9,776       --                9,776
     Income and Growth Portfolio -- Level
      3..................................       43,701             8.8845           388,264       --              388,264
     Income and Growth Portfolio -- Level
      4..................................       23,272             8.8784           206,615       --              206,615
     Income and Growth Portfolio -- Level
      5..................................       12,709             8.8743           112,780       --              112,780
     Income and Growth Portfolio -- Level
      6..................................          284             8.8682             2,522       --                2,522
     Small Capitalization Portfolio --
      Level 3............................          639             6.9693             4,455       --                4,455
     Small Capitalization Portfolio --
      Level 4............................        4,184             6.9645            29,146       --               29,146
     Small Capitalization Portfolio --
      Level 5............................        5,985             6.9613            41,664       --               41,664
   Goldman Sachs Variable Insurance Trust
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 3....................        1,316             7.0776             9,302       --                9,302
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 4....................          973             7.0628             6,872       --                6,872
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 5....................        1,615             7.0595            11,402       --               11,402
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 3....................          942             9.2950             8,757       --                8,757
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 4....................        2,231             9.2886            20,722       --               20,722
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 5....................          632             9.2843             5,867       --                5,867
     VIT-SM- CORE US Equity Fund -- Level
      3..................................        1,227             8.7067            10,686       --               10,686
     VIT-SM- CORE US Equity Fund -- Level
      4..................................        1,690             8.7008            14,707       --               14,707
     Growth and Income Fund -- Level 3...        5,495             9.0788            49,890       --               49,890
     Growth and Income Fund -- Level 4...          931             9.0726             8,447       --                8,447
     International Equity Fund -- Level
      3..................................        3,059             8.6083            26,329       --               26,329
     International Equity Fund -- Level
      4..................................        7,107             8.6024            61,138       --               61,138
     International Equity Fund -- Level
      5..................................        6,111             8.5984            52,547       --               52,547
     International Equity Fund -- Level
      6..................................          299             8.5925             2,573       --                2,573
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity
      Portfolio -- Level 5...............        5,189             8.5881            44,565       --               44,565
     U.S. Disciplined Equity
      Portfolio -- Level 6...............        5,271             8.5822            45,236       --               45,236
     International Opportunities
      Portfolio -- Level 3...............        3,573             8.5625            30,595       --               30,595

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                       Deferred Variable Annuity
                                                               Contracts                       Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY FOCUS II CONTRACTS: --
   continued
   J.P. Morgan Series Trust II --
    continued
     International Opportunities
      Portfolio -- Level 4...............          746           $ 8.5566       $     6,383    $  --          $     6,383
     Small Company Portfolio -- Level
      3..................................        8,958             8.5188            76,312       --               76,312
     Small Company Portfolio -- Level
      5..................................          520             8.5090             4,429       --                4,429
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio -- Level
      3..................................        1,348            11.4115            15,382       --               15,382
     Growth and Income Portfolio -- Level
      4..................................        7,187            11.4037            81,954       --               81,954
     Growth and Income Portfolio -- Level
      5..................................       10,161            11.3985           115,814       --              115,814
     Growth and Income Portfolio -- Level
      6..................................        1,126            11.3906            12,829       --               12,829
   MFS/Sun Life Series Trust
     Capital Appreciation Series -- Level
      3..................................        4,444             7.7635            34,498       --               34,498
     Capital Appreciation Series -- Level
      4..................................        8,012             7.7582            62,158       --               62,158
     Capital Appreciation Series -- Level
      5..................................       31,397             7.7546           243,471       --              243,471
     Capital Appreciation Series -- Level
      6..................................          638             7.7493             4,939       --                4,939
     Emerging Growth Series -- Level 3...       12,704             7.7576            98,550       --               98,550
     Emerging Growth Series -- Level 4...       39,716             7.7523           307,889       --              307,889
     Emerging Growth Series -- Level 5...       26,653             7.7487           206,527       --              206,527
     Emerging Growth Series -- Level 6...        3,923             7.7434            30,401       --               30,401
     High Yield Series -- Level 3........       13,536             9.1867           124,352       --              124,352
     High Yield Series -- Level 4........       11,258             9.1804           103,351       --              103,351
     High Yield Series -- Level 5........       10,690             9.1762            98,062       --               98,062
     Utilities Series -- Level 3.........       17,805             9.6808           172,364       --              172,364
     Utilities Series -- Level 4.........       19,589             9.6741           189,504       --              189,504
     Utilities Series -- Level 5.........        6,770             9.6697            65,464       --               65,464
     Utilities Series -- Level 6.........        3,284             9.6630            31,651       --               31,651
     Government Securities Series --
      Level 3............................        9,542            10.6914           102,016       --              102,016
     Government Securities Series --
      Level 4............................          564            10.6841             6,025       --                6,025
     Government Securities Series --
      Level 5............................          236            10.6792             2,501       --                2,501
     Total Return Series -- Level 3......        3,383            11.1577            37,743       --               37,743
     Total Return Series -- Level 4......        5,632            11.1500            62,796       --               62,796
     Total Return Series -- Level 5......        3,645            11.1449            40,632       --               40,632
     Massachusetts Investors Trust
      Series -- Level 3..................       15,447             9.5839           148,044       --              148,044
     Massachusetts Investors Trust
      Series -- Level 4..................        7,517             9.5773            71,997       --               71,997
     Massachusetts Investors Trust
      Series -- Level 5..................        1,955             9.5729            18,718       --               18,718
     Massachusetts Investors Trust
      Series -- Level 6..................        1,307             9.5663            12,514       --               12,514
     New Discovery Series -- Level 3.....       17,598             8.5828           151,038       --              151,038
     New Discovery Series -- Level 4.....       21,078             8.5769           180,784       --              180,784
     New Discovery Series -- Level 5.....       16,271             8.5729           139,490       --              139,490
     New Discovery Series -- Level 6.....          312             8.5670             2,674       --                2,674
     Massachusetts Investors Growth Stock
      Series -- Level 3..................       21,599             8.5642           184,982       --              184,982
     Massachusetts Investors Growth Stock
      Series -- Level 4..................       26,970             8.5583           230,814       --              230,814
     Massachusetts Investors Growth Stock
      Series -- Level 5..................       23,606             8.5544           201,933       --              201,933
     Massachusetts Investors Growth Stock
      Series -- Level 6..................        5,907             8.5485            50,544       --               50,544
   Sun Capital Advisers Trust
     Money Market Fund -- Level 3........       15,253            10.2123           155,772       --              155,772
     Money Market Fund -- Level 4........        3,343            10.2052            34,111       --               34,111
     Money Market Fund -- Level 5........       16,375            10.2006           167,034       --              167,034

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                       Deferred Variable Annuity
                                                               Contracts                       Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY FOCUS II CONTRACTS: --
   continued
   Sun Capital Advisers Trust --
    continued
     Money Market Fund -- Level 6........       32,607           $10.1935       $   332,324    $  --          $   332,324
     Investment Grade Bond Fund -- Level
      3..................................       21,076            10.5639           222,646       --              222,646
     Investment Grade Bond Fund -- Level
      4..................................       21,444            10.5567           226,381       --              226,381
     Investment Grade Bond Fund -- Level
      5..................................       18,283            10.5518           192,773       --              192,773
     Real Estate Fund -- Level 3.........        8,477            10.7214            90,888       --               90,888
     Real Estate Fund -- Level 4.........        9,628            10.7140           103,150       --              103,150
     Real Estate Fund -- Level 5.........        8,288            10.7091            88,780       --               88,780
     Select Equity Fund -- Level 3.......        9,821             8.0702            79,257       --               79,257
     Select Equity Fund -- Level 4.......       32,247             8.0647           260,061       --              260,061
     Select Equity Fund -- Level 5.......       12,071             8.0610            97,306       --               97,306
     Blue Chip Mid Cap Fund -- Level 3...       22,357             9.5809           214,204       --              214,204
     Blue Chip Mid Cap Fund -- Level 4...       40,675             9.5743           389,441       --              389,441
     Blue Chip Mid Cap Fund -- Level 5...       24,375             9.5700           233,266       --              233,266
     Blue Chip Mid Cap Fund -- Level 6...          765             9.5634             7,248       --                7,248
     Investors Foundation Fund -- Level
      3..................................        1,049             8.8555             9,286       --                9,286
     Investors Foundation Fund -- Level
      4..................................        1,039             8.8494             9,194       --                9,194
     Investors Foundation Fund -- Level
      5..................................        1,932             8.8454            17,083       --               17,083
     Davis Venture Value Fund -- Level
      3..................................       33,676             9.7933           329,802       --              329,802
     Davis Venture Value Fund -- Level
      4..................................       39,604             9.7865           387,587       --              387,587
     Davis Venture Value Fund -- Level
      5..................................       23,923             9.7821           234,003       --              234,003
     Davis Financial Fund -- Level 3.....        2,364            11.2658            26,632       --               26,632
     Davis Financial Fund -- Level 4.....        7,278            11.2580            81,941       --               81,941
     Davis Financial Fund -- Level 5.....        9,874            11.2529           111,086       --              111,086
     Value Equity Fund -- Level 3........        3,867            11.2635            43,570       --               43,570
     Value Mid Cap Fund -- Level 3.......        9,962            10.2738           102,348       --              102,348
     Value Mid Cap Fund -- Level 4.......        8,874            10.2667            91,104       --               91,104
     Value Mid Cap Fund -- Level 5.......       20,978            10.2620           215,290       --              215,290
     Value Small Cap Fund -- Level 3.....        3,866            12.1121            46,829       --               46,829
     Value Small Cap Fund -- Level 4.....        4,740            12.1038            57,368       --               57,368
     Value Small Cap Fund -- Level 5.....        3,067            12.0982            37,093       --               37,093
     Value Managed Fund -- Level 3.......          680            11.3098             7,687       --                7,687
     Value Managed Fund -- Level 5.......          729            11.2968             8,241       --                8,241
                                                                                -----------    ----------     -----------
                                                                                $12,659,530    $  --          $12,659,530
                                                                                -----------    ----------     -----------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY III CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund --
      Level 2............................      155,830           $ 7.6166      $  1,186,898    $  --         $  1,186,898
     V.I. Capital Appreciation Fund --
      Level 3............................       24,807             7.6131           188,859       --              188,859
     V.I. Capital Appreciation Fund --
      Level 4............................      233,890             7.6114         1,780,224       --            1,780,224
     V.I. Capital Appreciation Fund --
      Level 5............................      333,237             7.6079         2,535,225       --            2,535,225
     V.I. Capital Appreciation Fund --
      Level 6............................       77,754             7.6026           591,126       --              591,126
     V.I. Growth Fund -- Level 1.........        3,421             7.0030            23,958       --               23,958
     V.I. Growth Fund -- Level 2.........      150,681             6.9982         1,054,488       --            1,054,488
     V.I. Growth Fund -- Level 4.........      251,183             6.9934         1,756,608       --            1,756,608
     V.I. Growth Fund -- Level 5.........      346,581             6.9901         2,422,649       --            2,422,649
     V.I. Growth Fund -- Level 6.........       80,277             6.9853           560,754       --              560,754
     V.I. Growth and Income Fund -- Level
      2..................................       84,096             7.8603           661,016       --              661,016
     V.I. Growth and Income Fund -- Level
      3..................................      158,631             7.8567         1,246,313       --            1,246,313
     V.I. Growth and Income Fund -- Level
      4..................................      306,521             7.8549         2,407,682       --            2,407,682
     V.I. Growth and Income Fund -- Level
      5..................................      428,310             7.8513         3,362,769       --            3,362,769
     V.I. Growth and Income Fund -- Level
      6..................................       69,526             7.8458           545,507       --              545,507
     V.I. International Equity Fund --
      Level 1............................        5,182             7.8488            40,671       --               40,671
     V.I. International Equity Fund --
      Level 2............................      134,233             7.8434         1,052,838       --            1,052,838
     V.I. International Equity Fund --
      Level 3............................       31,548             7.8398           247,327       --              247,327
     V.I. International Equity Fund --
      Level 4............................      123,197             7.8380           965,616       --              965,616
     V.I. International Equity Fund --
      Level 5............................      292,546             7.8344         2,291,922       --            2,291,922
     V.I. International Equity Fund --
      Level 6............................       87,945             7.8290           688,539       --              688,539
   The Alger American Fund
     Growth Portfolio -- Level 2.........      130,516             7.7583         1,012,586       --            1,012,586
     Growth Portfolio -- Level 3.........      442,368             7.7547         3,430,447       --            3,430,447
     Growth Portfolio -- Level 4.........      244,731             7.7530         1,897,396       --            1,897,396
     Growth Portfolio -- Level 5.........      845,891             7.7494         6,555,153       --            6,555,153
     Growth Portfolio -- Level 6.........      134,394             7.7441         1,040,794       --            1,040,794
     Income and Growth Portfolio -- Level
      1..................................        2,786             8.9008            24,805       --               24,805
     Income and Growth Portfolio -- Level
      2..................................       86,979             8.8947           773,649       --              773,649
     Income and Growth Portfolio -- Level
      3..................................       17,005             8.8906           151,188       --              151,188
     Income and Growth Portfolio -- Level
      4..................................      159,859             8.8886         1,420,915       --            1,420,915
     Income and Growth Portfolio -- Level
      5..................................      185,362             8.8845         1,646,851       --            1,646,851
     Income and Growth Portfolio -- Level
      6..................................       61,918             8.8784           549,742       --              549,742
     Small Capitalization Portfolio --
      Level 2............................       34,526             6.9773           240,898       --              240,898
     Small Capitalization Portfolio --
      Level 3............................        9,377             6.9741            65,394       --               65,394
     Small Capitalization Portfolio --
      Level 4............................       38,386             6.9725           267,648       --              267,648
     Small Capitalization Portfolio --
      Level 5............................       63,433             6.9693           442,082       --              442,082
     Small Capitalization Portfolio --
      Level 6............................       15,209             6.9645           105,935       --              105,935
   Goldman Sachs Variable Insurance Trust
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 2....................       49,638             7.0758           351,227       --              351,227
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 4....................       67,670             7.0709           478,485       --              478,485
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 5....................       75,161             7.0676           531,207       --              531,207
     VIT-SM- CORE Large Cap Growth
      Fund -- Level 6....................       17,796             7.0628           125,683       --              125,683
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 2....................        9,427             9.3056            87,723       --               87,723
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 3....................       12,386             9.3014           115,208       --              115,208
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 4....................        3,948             9.2992            36,710       --               36,710
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 5....................       12,019             9.2950           111,713       --              111,713

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY III CONTRACTS: -- continued
   Goldman Sachs Variable Insurance
    Trust -- continued
     VIT-SM- CORE Small Cap Equity
      Fund -- Level 6....................        2,665           $ 9.2886      $     24,745    $  --         $     24,745
     VIT-SM- CORE US Equity Fund -- Level
      2..................................        7,290             8.7167            63,547       --               63,547
     VIT-SM- CORE US Equity Fund -- Level
      3..................................       17,483             8.7127           152,329       --              152,329
     VIT-SM- CORE US Equity Fund -- Level
      4..................................       26,035             8.7107           226,786       --              226,786
     VIT-SM- CORE US Equity Fund -- Level
      5..................................       59,730             8.7067           520,051       --              520,051
     VIT-SM- CORE US Equity Fund -- Level
      6..................................        9,775             8.7008            85,054       --               85,054
     Growth and Income Fund -- Level 2...        3,407             9.0892            30,968       --               30,968
     Growth and Income Fund -- Level 4...        1,375             9.0830            12,490       --               12,490
     Growth and Income Fund -- Level 5...        7,846             9.0788            71,237       --               71,237
     Growth and Income Fund -- Level 6...          754             9.0726             6,844       --                6,844
     International Equity Fund -- Level
      2..................................       19,327             8.6182           166,563       --              166,563
     International Equity Fund -- Level
      3..................................       31,040             8.6142           267,388       --              267,388
     International Equity Fund -- Level
      4..................................       38,546             8.6123           331,969       --              331,969
     International Equity Fund -- Level
      5..................................       31,258             8.6083           269,078       --              269,078
     International Equity Fund -- Level
      6..................................       15,344             8.6024           131,992       --              131,992
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity
      Portfolio -- Level 2...............       13,403             8.6078           115,373       --              115,373
     U.S. Disciplined Equity
      Portfolio -- Level 3...............       15,284             8.6039           131,505       --              131,505
     U.S. Disciplined Equity
      Portfolio -- Level 4...............       39,198             8.6019           337,180       --              337,180
     U.S. Disciplined Equity
      Portfolio -- Level 5...............       53,641             8.5979           461,205       --              461,205
     U.S. Disciplined Equity
      Portfolio -- Level 6...............        2,420             8.5920            20,791       --               20,791
     International Opportunities
      Portfolio -- Level 2...............        8,732             8.5723            74,856       --               74,856
     International Opportunities
      Portfolio -- Level 3...............       13,244             8.5684           113,479       --              113,479
     International Opportunities
      Portfolio -- Level 4...............       25,338             8.5664           217,059       --              217,059
     International Opportunities
      Portfolio -- Level 5...............       26,166             8.5625           224,049       --              224,049
     International Opportunities
      Portfolio -- Level 6...............        1,673             8.5566            14,076       --               14,076
     Small Company Portfolio -- Level
      2..................................       21,708             8.5285           185,137       --              185,137
     Small Company Portfolio -- Level
      3..................................       13,334             8.5246           113,671       --              113,671
     Small Company Portfolio -- Level
      4..................................       16,703             8.5227           142,356       --              142,356
     Small Company Portfolio -- Level
      5..................................       20,851             8.5188           177,627       --              177,627
     Small Company Portfolio -- Level
      6..................................       13,957             8.5129           118,835       --              118,835
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio -- Level
      2..................................       52,400            11.4245           598,651       --              598,651
     Growth and Income Portfolio -- Level
      3..................................       23,743            11.4193           271,127       --              271,127
     Growth and Income Portfolio -- Level
      4..................................       55,535            11.4167           634,031       --              634,031
     Growth and Income Portfolio -- Level
      5..................................      125,200            11.4115         1,428,717       --            1,428,717
     Growth and Income Portfolio -- Level
      6..................................      116,974            11.4037         1,333,976       --            1,333,976
   MFS/Sun Life Series Trust
     Capital Appreciation Series -- Level
      2..................................       77,731             7.7724           604,160       --              604,160
     Capital Appreciation Series -- Level
      3..................................       31,811             7.7689           247,134       --              247,134
     Capital Appreciation Series -- Level
      4..................................      137,695             7.7671         1,069,488       --            1,069,488
     Capital Appreciation Series -- Level
      5..................................      111,529             7.7635           865,856       --              865,856
     Capital Appreciation Series -- Level
      6..................................       91,422             7.7582           709,274       --              709,274
     Emerging Growth Series -- Level 2...      172,848             7.7666         1,342,431       --            1,342,431
     Emerging Growth Series -- Level 3...       46,626             7.7630           361,960       --              361,960
     Emerging Growth Series -- Level 4...      260,438             7.7612         2,021,310       --            2,021,310
     Emerging Growth Series -- Level 5...      439,010             7.7576         3,405,684       --            3,405,684

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY III CONTRACTS: -- continued
   MFS/Sun Life Series Trust -- continued
     Emerging Growth Series -- Level 6...      142,901           $ 7.7523      $  1,108,030    $  --         $  1,108,030
     High Yield Series -- Level 2........       31,852             9.1972           292,947       --              292,947
     High Yield Series -- Level 4........       44,961             9.1909           413,230       --              413,230
     High Yield Series -- Level 5........       67,901             9.1867           623,783       --              623,783
     High Yield Series -- Level 6........       15,842             9.1804           145,330       --              145,330
     Utilities Series -- Level 2.........       86,311             9.6919           836,512       --              836,512
     Utilities Series -- Level 3.........       23,829             9.6874           230,843       --              230,843
     Utilities Series -- Level 4.........      125,061             9.6852         1,211,243       --            1,211,243
     Utilities Series -- Level 5.........      144,204             9.6808         1,396,010       --            1,396,010
     Utilities Series -- Level 6.........       23,830             9.6741           229,860       --              229,860
     Government Securities Series --
      Level 2............................       30,960            10.7037           331,384       --              331,384
     Government Securities Series --
      Level 4............................       18,410            10.6963           196,922       --              196,922
     Government Securities Series --
      Level 5............................       28,193            10.6914           301,429       --              301,429
     Government Securities Series --
      Level 6............................        1,703            10.6841            18,109       --               18,109
     Total Return Series -- Level 2......       29,963            11.1705           334,696       --              334,696
     Total Return Series -- Level 4......       27,987            11.1628           312,415       --              312,415
     Total Return Series -- Level 5......       58,375            11.1577           651,333       --              651,333
     Total Return Series -- Level 6......        4,270            11.1500            47,665       --               47,665
     Massachusetts Investors Trust
      Series -- Level 2..................       72,001             9.5949           690,837       --              690,837
     Massachusetts Investors Trust
      Series -- Level 4..................       75,067             9.5883           719,765       --              719,765
     Massachusetts Investors Trust
      Series -- Level 5..................      146,370             9.5839         1,402,794       --            1,402,794
     Massachusetts Investors Trust
      Series -- Level 6..................       68,760             9.5773           658,516       --              658,516
     New Discovery Series -- Level 1.....        3,013             8.5985            25,908       --               25,908
     New Discovery Series -- Level 2.....      108,572             8.5926           932,919       --              932,919
     New Discovery Series -- Level 3.....       74,514             8.5887           639,974       --              639,974
     New Discovery Series -- Level 4.....      119,748             8.5867         1,028,245       --            1,028,245
     New Discovery Series -- Level 5.....      178,251             8.5828         1,529,887       --            1,529,887
     New Discovery Series -- Level 6.....      113,259             8.5769           971,416       --              971,416
     Massachusetts Investors Growth Stock
      Series -- Level 1..................        2,827             8.5799            24,258       --               24,258
     Massachusetts Investors Growth Stock
      Series -- Level 2..................      129,303             8.5740         1,108,649       --            1,108,649
     Massachusetts Investors Growth Stock
      Series -- Level 3..................       41,225             8.5701           353,307       --              353,307
     Massachusetts Investors Growth Stock
      Series -- Level 4..................      161,937             8.5681         1,387,500       --            1,387,500
     Massachusetts Investors Growth Stock
      Series -- Level 5..................      309,307             8.5642         2,648,969       --            2,648,969
     Massachusetts Investors Growth Stock
      Series -- Level 6..................      181,314             8.5583         1,551,774       --            1,551,774
   Sun Capital Advisers Trust
     Money Market Fund -- Level 2........      157,296            10.2240         1,608,184       --            1,608,184
     Money Market Fund -- Level 4........       27,989            10.2169           285,959       --              285,959
     Money Market Fund -- Level 5........      145,304            10.2123         1,483,884       --            1,483,884
     Money Market Fund -- Level 6........       15,319            10.2052           156,408       --              156,408
     Investment Grade Bond Fund -- Level
      2..................................       24,924            10.5760           263,600       --              263,600
     Investment Grade Bond Fund -- Level
      4..................................       74,085            10.5688           782,985       --              782,985
     Investment Grade Bond Fund -- Level
      5..................................       74,451            10.5639           786,496       --              786,496
     Investment Grade Bond Fund -- Level
      6..................................       18,259            10.5567           192,295       --              192,295
     Real Estate Fund -- Level 2.........       58,623            10.7336           629,238       --              629,238
     Real Estate Fund -- Level 4.........       46,344            10.7263           497,102       --              497,102

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts          Reserve for
                                           -------------------------------------------------    Variable
                                                Units           Unit Value         Value        Annuities        Total
                                           ----------------  ----------------  -------------  -------------  -------------
   FUTURITY III CONTRACTS: -- continued
   Sun Capital Advisers Trust --
    continued
     Real Estate Fund -- Level 5.........       40,664           $10.7214      $    435,976    $  --         $    435,976
     Real Estate Fund -- Level 6.........        6,825            10.7140            73,095       --               73,095
     Select Equity Fund -- Level 2.......       36,473             8.0795           294,683       --               294,68
     Select Equity Fund -- Level 4.......       39,843             8.0740           321,689       --              321,689
     Select Equity Fund -- Level 5.......      126,576             8.0702         1,021,498       --            1,021,498
     Select Equity Fund -- Level 6.......       16,622             8.0647           134,152       --              134,152
     Blue Chip Mid Cap Fund -- Level 1...        2,643             9.5985            25,364       --               25,364
     Blue Chip Mid Cap Fund -- Level 2...      173,017             9.5919         1,659,569       --            1,659,569
     Blue Chip Mid Cap Fund -- Level 3...       31,687             9.5875           303,803       --              303,803
     Blue Chip Mid Cap Fund -- Level 4...      165,502             9.5853         1,586,396       --            1,586,396
     Blue Chip Mid Cap Fund -- Level 5...      203,101             9.5809         1,945,903       --            1,945,903
     Blue Chip Mid Cap Fund -- Level 6...       32,311             9.5744           309,155       --              309,155
     Investors Foundation Fund -- Level
      2..................................          356             8.8657             3,153       --                3,153
     Investors Foundation Fund -- Level
      4..................................       15,627             8.8596           138,448       --              138,448
     Investors Foundation Fund -- Level
      5..................................       11,148             8.8555            98,759       --               98,759
     Davis Venture Value Fund -- Level
      2..................................      101,048             9.8045           990,726       --              990,726
     Davis Venture Value Fund -- Level
      3..................................       28,266             9.8000           277,010       --              277,010
     Davis Venture Value Fund -- Level
      4..................................       86,152             9.7978           844,098       --              844,098
     Davis Venture Value Fund -- Level
      5..................................      200,187             9.7933         1,960,485       --            1,960,485
     Davis Venture Value Fund -- Level
      6..................................       87,552             9.7865           857,459       --              857,459
     Davis Financial Fund -- Level 2.....        9,476            11.2787           106,882       --              106,882
     Davis Financial Fund -- Level 4.....       41,572            11.2709           468,559       --              468,559
     Davis Financial Fund -- Level 5.....        8,334            11.2658            93,887       --               93,887
     Davis Financial Fund -- Level 6.....        6,827            11.2580            76,851       --               76,851
     Value Equity Fund -- Level 2........        2,611            11.2764            29,441       --               29,441
     Value Equity Fund -- Level 4........        3,087            11.2687            34,784       --               34,784
     Value Equity Fund -- Level 5........        8,870            11.2635            99,905       --               99,905
     Value Equity Fund -- Level 6........           61            11.2558               680       --                  680
     Value Mid Cap Fund -- Level 2.......       59,661            10.2856           613,644       --              613,644
     Value Mid Cap Fund -- Level 3.......       11,156            10.2809           114,696       --              114,696
     Value Mid Cap Fund -- Level 4.......       47,213            10.2785           485,283       --              485,283
     Value Mid Cap Fund -- Level 5.......       99,042            10.2738         1,017,531       --            1,017,531
     Value Mid Cap Fund -- Level 6.......       28,275            10.2667           290,441       --              290,441
     Value Small Cap Fund -- Level 2.....       27,336            12.1260           331,477       --              331,477
     Value Small Cap Fund -- Level 3.....        9,948            12.1204           120,569       --              120,569
     Value Small Cap Fund -- Level 4.....       30,580            12.1177           370,555       --              370,555
     Value Small Cap Fund -- Level 5.....       30,730            12.1121           372,199       --              372,199
     Value Small Cap Fund -- Level 6.....        7,205            12.1038            87,313       --               87,313
     Value Managed Fund -- Level 2.......        3,151            11.3227            35,682       --               35,682
     Value Managed Fund -- Level 4.......          712            11.3149             8,060       --                8,060
     Value Managed Fund -- Level 5.......        3,796            11.3098            42,918       --               42,918
                                                                               ------------    ----------    ------------
                                                                               $115,901,855    $  --         $115,901,855
                                                                               ------------    ----------    ------------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts           Reserve for
                                           --------------------------------------------------    Variable
                                                Units           Unit Value         Value         Annuities        Total
                                           ----------------  ----------------  --------------  -------------  --------------
   FUTURITY SELECT FOUR CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund --
      Level 3............................        1,548           $ 8.2406      $       12,756   $  --         $       12,756
     V.I. Capital Appreciation Fund --
      Level 4............................          499             8.2388               4,110      --                  4,110
     V.I. Capital Appreciation Fund --
      Level 5............................        2,794             8.2376              22,845      --                 22,845
     V.I. Growth Fund -- Level 4.........        1,561             8.3206              12,990      --                 12,990
     V.I. Growth Fund -- Level 5.........        5,276             8.3194              43,896      --                 43,896
     V.I. International Equity Fund --
      Level 3............................           62             9.3013                 581      --                    581
     V.I. International Equity Fund --
      Level 4............................        1,415             9.2992              13,161      --                 13,161
     V.I. International Equity Fund --
      Level 5............................        2,234             9.2979              20,545      --                 20,545
   The Alger American Fund
     Growth Portfolio -- Level 4.........        1,463             8.8792              12,992      --                 12,992
     Growth Portfolio -- Level 5.........        6,668             8.8778              59,200      --                 59,200
     Income and Growth Portfolio -- Level
      4..................................        1,883             9.6225              18,115      --                 18,115
     Income and Growth Portfolio -- Level
      5..................................        7,161             9.6211              68,896      --                 68,896
   Goldman Sachs Variable Insurance Trust
     VIT-SM- CORE US Equity Fund -- Level
      4..................................          621             9.1626               5,691      --                  5,691
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity
      Portfolio -- Level 4...............          619             9.2492               5,726      --                  5,726
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio -- Level
      3..................................        1,199            10.7271              12,858      --                 12,858
     Growth and Income Portfolio -- Level
      4..................................        1,125            10.7247              12,063      --                 12,063
     Growth and Income Portfolio -- Level
      5..................................          577            10.7231               6,184      --                  6,184
   MFS/Sun Life Series Trust
     Capital Appreciation Series -- Level
      4..................................          298             8.7666               2,610      --                  2,610
     Capital Appreciation Series -- Level
      5..................................        3,830             8.7653              33,569      --                 33,569
     Emerging Growth Series -- Level 3...        2,202             8.7734              19,317      --                 19,317
     Emerging Growth Series -- Level 4...        1,517             8.7715              13,305      --                 13,305
     Emerging Growth Series -- Level 5...        1,663             8.7702              14,589      --                 14,589
     High Yield Series -- Level 3........           30             9.7207                 293      --                    293
     Utilities Series -- Level 3.........            5             9.8941                  48      --                     48
     Utilities Series -- Level 4.........        1,226             9.8920              12,130      --                 12,130
     Government Securities Series --
      Level 3............................           19            10.3706                 199      --                    199
     Total Return Series -- Level 3......        1,238            10.3812              12,852      --                 12,852
     Total Return Series -- Level 4......        1,162            10.3789              12,059      --                 12,059
     Total Return Series -- Level 5......        1,327            10.3774              13,780      --                 13,780
     Massachusetts Investors Trust
      Series -- Level 3..................        2,638             9.7203              25,640      --                 25,640
     Massachusetts Investors Trust
      Series -- Level 4..................        1,239             9.7182              12,039      --                 12,039
     New Discovery Series -- Level 3.....           17             9.1695                 153      --                    153
     New Discovery Series -- Level 4.....          387             9.1675               3,551      --                  3,551
     New Discovery Series -- Level 5.....        2,903             9.1661              26,617      --                 26,617
     Massachusetts Investors Growth Stock
      Series -- Level 3..................        2,859             8.9598              25,613      --                 25,613
     Massachusetts Investors Growth Stock
      Series -- Level 4..................          292             8.9578               2,612      --                  2,612
     Massachusetts Investors Growth Stock
      Series -- Level 5..................        4,219             8.9565              37,782      --                 37,782
   Sun Capital Advisers Trust
     Money Market Fund -- Level 3........            5            10.0704                  50      --                     50
     Money Market Fund -- Level 4........        3,906            10.0682              39,328      --                 39,328
     Investment Grade Bond Fund -- Level
      3..................................           47            10.3171                 490      --                    490
     Real Estate Fund -- Level 3.........           18            10.9602                 198      --                    198

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued

                                                        Applicable to Owners of
                                                  Deferred Variable Annuity Contracts           Reserve for
                                           --------------------------------------------------    Variable
                                                Units           Unit Value         Value         Annuities        Total
                                           ----------------  ----------------  --------------  -------------  --------------
   FUTURITY SELECT FOUR CONTRACTS: --
   continued
   Sun Capital Advisers Trust --
    continued
     Real Estate Fund -- Level 5.........          557           $10.9602      $        6,033   $  --         $        6,033
     Select Equity Fund -- Level 3.......           46             9.2166                 420      --                    420
     Blue Chip Mid Cap Fund -- Level 3...           37             9.4357                 352      --                    352
     Blue Chip Mid Cap Fund -- Level 4...          380             9.4336               3,581      --                  3,581
     Blue Chip Mid Cap Fund -- Level 5...        2,580             9.4322              23,746      --                 23,746
     Davis Venture Value Fund -- Level
      3..................................           50            10.0170                 500      --                    500
     Davis Financial Fund -- Level 3.....        1,915            10.2519              19,630      --                 19,630
     Value Equity Fund -- Level 5........          585            10.4260               6,098      --                  6,098
     Value Mid Cap Fund -- Level 3.......           30            10.0899                 299      --                    299
     Value Mid Cap Fund -- Level 5.......          918            10.0862               9,259      --                  9,259
     Value Small Cap Fund -- Level 3.....           14            10.9529                 154      --                    154
     Value Small Cap Fund -- Level 5.....          574            10.9489               6,283      --                  6,283
     Value Managed Fund -- Level 5.......          874            10.4400               9,118      --                  9,118
                                                                               --------------   ----------    --------------
                                                                               $      726,906   $  --         $      726,906
                                                                               --------------   ----------    --------------
                                                                               $1,095,145,190   $2,577,782    $1,097,722,972
                                                                               ==============   ==========    ==============

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 2000

                                               AIM1          AIM2           AIM3          AIM4          AL1           AL2
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 1,165,108   $  1,845,448   $  1,912,959  $  3,530,156  $  7,653,747  $ 7,411,967
   Mortality and expense risk charges....     (338,871)      (593,786)      (630,941)     (523,264)     (819,551)    (485,612)
   Distribution and administrative
    expense charges......................      (40,664)       (71,254)       (75,713)      (62,792)      (98,346)     (58,273)
                                           -----------   ------------   ------------  ------------  ------------  -----------
       Net investment income (loss)......  $   785,573   $  1,180,408   $  1,206,305  $  2,944,100  $  6,735,850  $ 6,868,082
                                           -----------   ------------   ------------  ------------  ------------  -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 2,740,411   $  9,146,355   $  7,639,832  $ 11,961,416  $  8,816,209  $ 6,256,427
     Cost of investments sold............   (2,066,778)    (7,678,530)    (6,103,045)  (11,290,831)   (8,296,898)  (5,823,886)
                                           -----------   ------------   ------------  ------------  ------------  -----------
       Net realized gains (losses).......  $   673,633   $  1,467,825   $  1,536,787  $    670,585  $    519,311  $   432,541
                                           -----------   ------------   ------------  ------------  ------------  -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $(7,394,057)  $(14,525,858)  $ (8,517,053) $(12,887,457) $(17,163,059) $(5,082,686)
     Beginning of year...................    2,116,193      3,612,127      5,299,791     5,154,135     5,013,031    4,539,984
                                           -----------   ------------   ------------  ------------  ------------  -----------
       Change in unrealized appreciation
        (depreciation)...................  $(9,510,250)  $(18,137,985)  $(13,816,844) $(18,041,592) $(22,176,090) $(9,622,670)
                                           -----------   ------------   ------------  ------------  ------------  -----------
     Realized and unrealized gains
      (losses)...........................  $(8,836,617)  $(16,670,160)  $(12,280,057) $(17,371,007) $(21,656,779) $(9,190,129)
                                           -----------   ------------   ------------  ------------  ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $(8,051,044)  $(15,489,752)  $(11,073,752) $(14,426,907) $(14,920,929) $(2,322,047)
                                           ===========   ============   ============  ============  ============  ===========

                                               AL3            GS1           GS2           GS3           GS4           GS5
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 4,576,056   $  2,466,965   $    195,347  $    256,236  $     29,438  $   621,918
   Mortality and expense risk charges....     (172,302)      (294,824)       (44,617)     (257,199)      (84,734)     (90,058)
   Distribution and administrative
    expense charges......................      (20,676)       (35,379)        (5,354)      (30,864)      (10,168)     (10,807)
                                           -----------   ------------   ------------  ------------  ------------  -----------
       Net investment income (loss)......  $ 4,383,078   $  2,136,762   $    145,376  $    (31,827) $    (65,464) $   521,053
                                           -----------   ------------   ------------  ------------  ------------  -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 2,938,665   $  2,540,473   $    560,959  $  8,605,510  $  1,152,029  $ 1,370,816
     Cost of investments sold............   (3,414,010)    (2,072,058)      (493,009)   (7,792,687)   (1,148,644)  (1,356,746)
                                           -----------   ------------   ------------  ------------  ------------  -----------
       Net realized gains (losses).......  $  (475,345)  $    468,415   $     67,950  $    812,823  $      3,385  $    14,070
                                           -----------   ------------   ------------  ------------  ------------  -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $(8,030,395)  $ (6,830,641)  $     24,319  $ (1,319,007) $   (361,161) $(1,570,758)
     Beginning of year...................    1,429,504      3,084,374        257,249     1,966,987        60,122      277,370
                                           -----------   ------------   ------------  ------------  ------------  -----------
       Change in unrealized appreciation
        (depreciation)...................  $(9,459,899)  $ (9,915,015)  $   (232,930) $ (3,285,994) $   (421,283) $(1,848,128)
                                           -----------   ------------   ------------  ------------  ------------  -----------
     Realized and unrealized gains
      (losses)...........................  $(9,935,244)  $ (9,446,600)  $   (164,980) $ (2,473,171) $   (417,898) $(1,834,058)
                                           -----------   ------------   ------------  ------------  ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $(5,552,166)  $ (7,309,838)  $    (19,604) $ (2,504,998) $   (483,362) $(1,313,005)
                                           ===========   ============   ============  ============  ============  ===========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 2000 -- continued

                                               JP1            JP2           JP3           LA1           CAS           EGS
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $   680,749   $    204,337   $   120,711   $   376,537   $ 2,485,281   $  5,103,953
   Mortality and expense risk charges....     (250,680)       (80,269)      (64,264)     (417,793)     (311,035)      (796,159)
   Distribution and administrative
    expense charges......................      (30,082)        (9,632)       (7,712)      (50,135)      (37,324)       (95,539)
                                           -----------   ------------   -----------   -----------   -----------   ------------
       Net investment income (loss)......  $   399,987   $    114,436   $    48,735   $   (91,391)  $ 2,136,922   $  4,212,255
                                           -----------   ------------   -----------   -----------   -----------   ------------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 3,430,106   $  1,749,550   $ 4,039,562   $ 6,886,921   $ 2,631,504   $ 25,395,793
     Cost of investments sold............   (3,383,329)    (1,656,765)   (3,938,816)   (6,767,983)   (2,470,327)   (24,026,587)
                                           -----------   ------------   -----------   -----------   -----------   ------------
       Net realized gains (losses).......  $    46,777   $     92,785   $   100,746   $   118,938   $   161,177   $  1,369,206
                                           -----------   ------------   -----------   -----------   -----------   ------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $(2,645,005)  $ (1,012,206)  $  (496,115)  $ 5,853,928   $(4,709,833)  $(12,737,135)
     Beginning of year...................      413,908        440,742       335,738      (168,245)    2,858,363     11,182,046
                                           -----------   ------------   -----------   -----------   -----------   ------------
       Change in unrealized appreciation
        (depreciation)...................  $(3,058,913)  $ (1,452,948)  $  (831,853)  $ 6,022,173   $(7,568,196)  $(23,919,181)
                                           -----------   ------------   -----------   -----------   -----------   ------------
     Realized and unrealized gains
      (losses)...........................  $(3,012,136)  $ (1,360,163)  $  (731,107)  $ 6,141,111   $(7,407,019)  $(22,549,975)
                                           -----------   ------------   -----------   -----------   -----------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $(2,612,149)  $ (1,245,727)  $  (682,372)  $ 6,049,720   $(5,270,097)  $(18,337,720)
                                           ===========   ============   ===========   ===========   ===========   ============

                                               HYS            MMS           UTS           GSS           TRS           MIT
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 1,381,172   $    374,697   $ 2,858,667   $ 1,166,819   $   647,856   $  1,170,740
   Mortality and expense risk charges....     (217,134)       (80,411)     (438,134)     (245,839)     (100,786)      (248,903)
   Distribution and administrative
    expense charges......................      (26,056)        (9,649)      (52,576)      (29,501)      (12,094)       (29,868)
                                           -----------   ------------   -----------   -----------   -----------   ------------
       Net investment income (loss)......  $ 1,137,982   $    284,637   $ 2,367,957   $   891,479   $   534,976   $    891,969
                                           -----------   ------------   -----------   -----------   -----------   ------------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 7,422,306   $ 10,336,262   $ 4,217,961   $ 9,726,136   $   918,959   $  1,762,089
     Cost of investments sold............   (7,755,426)   (10,336,262)   (3,663,950)   (9,960,138)     (929,302)    (1,805,045)
                                           -----------   ------------   -----------   -----------   -----------   ------------
       Net realized gains (losses).......  $  (333,120)  $    --        $   554,011   $  (234,002)  $   (10,343)  $    (42,956)
                                           -----------   ------------   -----------   -----------   -----------   ------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $(2,462,454)  $    --        $   812,759   $ 1,190,556   $ 1,023,354   $   (647,448)
     Beginning of year...................       37,632        --          2,724,754      (256,823)       21,849        386,232
                                           -----------   ------------   -----------   -----------   -----------   ------------
       Change in unrealized appreciation
        (depreciation)...................  $(2,500,086)  $    --        $(1,911,995)  $ 1,447,379   $ 1,001,505   $ (1,033,680)
                                           -----------   ------------   -----------   -----------   -----------   ------------
     Realized and unrealized gains
      (losses)...........................  $(2,833,206)  $    --        $(1,357,984)  $ 1,213,377   $   991,162   $ (1,076,636)
                                           -----------   ------------   -----------   -----------   -----------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $(1,695,224)  $    284,637   $ 1,009,973   $ 2,104,856   $ 1,526,138   $   (184,667)
                                           ===========   ============   ===========   ===========   ===========   ============

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 2000 -- continued

                                               NWD            MIS           OP1           OP2           OP3           OP4
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $   608,314    $   838,904   $ 1,222,161   $ 1,415,333   $     10,813  $   260,821
   Mortality and expense risk charges....     (188,838)      (366,814)     (231,315)     (125,439)       (55,839)     (41,321)
   Distribution and administrative
    expense charges......................      (22,661)       (44,018)      (27,758)      (15,053)        (6,701)      (4,959)
                                           -----------    -----------   -----------   -----------   ------------  -----------
       Net investment income (loss)......  $   396,815    $   428,072   $   963,088   $ 1,274,841   $    (51,727) $   214,541
                                           -----------    -----------   -----------   -----------   ------------  -----------
     REALIZED AND UNREALIZED GAINS
      (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 4,929,890    $ 2,716,073   $ 7,961,799   $ 3,671,584   $  3,865,395  $   741,755
       Cost of investments sold..........   (4,714,470)    (2,403,685)   (8,704,003)   (2,923,628)    (3,539,059)    (823,803)
                                           -----------    -----------   -----------   -----------   ------------  -----------
       Net realized gains (losses).......  $   215,420    $   312,388   $  (742,204)  $   747,956   $    326,336  $   (82,048)
                                           -----------    -----------   -----------   -----------   ------------  -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $(2,077,919)   $(4,330,874)  $ 2,654,208   $   705,849   $  1,736,902  $   196,359
     Beginning of year...................      457,940      1,220,338      (115,746)      589,498        (15,639)      (2,013)
                                           -----------    -----------   -----------   -----------   ------------  -----------
       Change in unrealized appreciation
        (depreciation)...................  $(2,535,859)   $(5,551,212)  $ 2,769,954   $   116,351   $  1,752,541  $   198,372
                                           -----------    -----------   -----------   -----------   ------------  -----------
     Realized and unrealized gains
      (losses)...........................  $(2,320,439)   $(5,238,824)  $ 2,027,750   $   864,307   $  2,078,877  $   116,324
                                           -----------    -----------   -----------   -----------   ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $(1,923,624)   $(4,810,752)  $ 2,990,838   $ 2,139,148   $  2,027,150  $   330,865
                                           ===========    ===========   ===========   ===========   ============  ===========

                                               SB1            SB2           SB3           SB4           SCA1          SCA2
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $    32,637    $    22,883   $   284,343   $   141,421   $  1,289,634  $ 1,295,128
   Mortality and expense risk charges....       (5,554)        (7,551)      (74,279)      (58,164)      (282,718)    (242,903)
   Distribution and administrative
    expense charges......................         (666)          (906)       (8,914)       (6,980)       (33,926)     (29,148)
                                           -----------    -----------   -----------   -----------   ------------  -----------
       Net investment income (loss)......  $    26,417    $    14,426   $   201,150   $    76,277   $    972,990  $ 1,023,077
                                           -----------    -----------   -----------   -----------   ------------  -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $    52,758    $   226,796   $ 3,113,784   $ 3,016,338   $ 55,950,788  $ 6,800,294
     Cost of investments sold............      (39,065)      (184,706)   (3,190,831)   (3,018,911)   (55,950,788)  (6,837,741)
                                           -----------    -----------   -----------   -----------   ------------  -----------
       Net realized gains (losses).......  $    13,693    $    42,090   $   (77,047)  $    (2,573)  $    --       $   (37,447)
                                           -----------    -----------   -----------   -----------   ------------  -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $    93,906    $    71,696   $  (109,118)  $    39,038   $    --       $   679,913
     Beginning of year...................       68,433         52,807      (311,911)     (145,524)       --          (167,137)
                                           -----------    -----------   -----------   -----------   ------------  -----------
       Change in unrealized appreciation
        (depreciation)...................  $    25,473    $    18,889   $   202,793   $   184,562   $    --       $   847,050
                                           -----------    -----------   -----------   -----------   ------------  -----------
     Realized and unrealized gains
      (losses)...........................  $    39,166    $    60,979   $   125,746   $   181,989   $    --       $   809,603
                                           -----------    -----------   -----------   -----------   ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $    65,583    $    75,405   $   326,896   $   258,266   $    972,990  $ 1,832,680
                                           ===========    ===========   ===========   ===========   ============  ===========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 2000 -- continued

                                               SCA3          SCA4           SCA5          SCA6        SCA7(a)       SCA8(a)
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $   433,865    $   415,976   $ 2,650,372    $ 177,381    $    27,348    $   3,775
   Mortality and expense risk charges....      (51,224)       (74,180)     (184,426)     (20,223)       (29,790)      (5,288)
   Distribution and administrative
    expense charges......................       (6,147)        (8,902)      (22,131)      (2,427)        (3,575)        (635)
                                           -----------    -----------   -----------    ---------    -----------    ---------
       Net investment income (loss)......  $   376,494    $   332,894   $ 2,443,815    $ 154,731    $    (6,017)   $  (2,148)
                                           -----------    -----------   -----------    ---------    -----------    ---------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 1,330,761    $   517,975   $ 4,174,930    $ 465,030    $   447,503    $ 123,128
     Cost of investments sold............   (1,185,052)      (440,419)   (3,191,554)    (412,796)      (476,133)    (124,878)
                                           -----------    -----------   -----------    ---------    -----------    ---------
       Net realized gains (losses).......  $   145,709    $    77,556   $   983,376    $  52,234    $   (28,630)   $  (1,750)
                                           -----------    -----------   -----------    ---------    -----------    ---------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $   564,032    $(1,657,923)  $(1,763,828)   $(315,131)   $   146,144    $ 172,780
     Beginning of year...................      (70,481)       217,754       437,614       53,913        --            --
                                           -----------    -----------   -----------    ---------    -----------    ---------
       Change in unrealized appreciation
        (depreciation)...................  $   634,513    $(1,875,677)  $(2,201,442)   $(369,044)   $   146,144    $ 172,780
                                           -----------    -----------   -----------    ---------    -----------    ---------
     Realized and unrealized gains
      (losses)...........................  $   780,222    $(1,798,121)  $(1,218,066)   $(316,810)   $   117,514    $ 171,030
                                           -----------    -----------   -----------    ---------    -----------    ---------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $ 1,156,716    $(1,465,227)  $ 1,225,749    $(162,079)   $   111,497    $ 168,882
                                           ===========    ===========   ===========    =========    ===========    =========

                                             SCA9(a)        SCA(a)         SCB(a)        SCC(a)         CS1
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $     1,021    $    25,023   $    69,511    $     897    $    81,522
   Mortality and expense risk charges....         (567)       (18,284)       (9,771)        (299)       (46,801)
   Distribution and administrative
    expense charges......................          (68)        (2,194)       (1,173)         (36)        (5,616)
                                           ---------------------------------------------------------------------
       Net investment income (loss)......  $       386    $     4,545   $    58,567    $     562    $    29,105
                                           ---------------------------------------------------------------------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $     7,366    $   463,008   $   126,758    $   6,339    $ 3,682,016
     Cost of investments sold............       (7,130)      (477,352)     (114,777)      (6,105)    (4,078,512)
                                           ---------------------------------------------------------------------
       Net realized gains (losses).......  $       236    $   (14,344)  $    11,981    $     234    $  (396,496)
                                           ---------------------------------------------------------------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $    16,999    $   192,337   $   388,618    $   8,540    $  (849,880)
     Beginning of year...................      --             --            --            --            334,249
                                           ---------------------------------------------------------------------
       Change in unrealized appreciation
        (depreciation)...................  $    16,999    $   192,337   $   388,618    $   8,540    $(1,184,129)
                                           ---------------------------------------------------------------------
     Realized and unrealized gains
      (losses)...........................  $    17,235    $   177,993   $   400,599    $   8,774    $(1,580,625)
                                           ---------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $    17,621    $   182,538   $   459,166    $   9,336    $(1,551,520)
                                           =====================================================================

(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 2000 -- continued

                                               CS2            CS3           CS4
                                           Sub-Account    Sub-Account   Sub-Account
                                           ------------  -------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  206,111    $   121,599   $   754,874
   Mortality and expense risk charges....      (21,684)       (20,131)      (52,964)
   Distribution and administrative
    expense charges......................       (2,602)        (2,416)       (6,356)
                                            ----------    -----------   -----------
       Net investment income (loss)......   $  181,825    $    99,052   $   695,554
                                            ----------    -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $1,009,421    $ 1,373,515   $ 4,417,966
     Cost of investments sold............     (977,920)    (1,222,726)   (3,915,712)
                                            ----------    -----------   -----------
       Net realized gains (losses).......   $   31,501    $   150,789   $   502,254
                                            ----------    -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $ (512,167)   $  (353,813)  $(1,516,754)
     Beginning of year...................      283,627        202,317     1,104,711
                                            ----------    -----------   -----------
       Change in unrealized appreciation
       (depreciation)....................   $ (795,794)   $  (556,130)  $(2,621,465)
                                            ----------    -----------   -----------
     Realized and unrealized gains
      (losses)...........................   $ (764,293)   $  (405,341)  $(2,119,211)
                                            ----------    -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $ (582,468)   $  (306,289)  $(1,423,657)
                                            ==========    ===========   ===========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                                     AIM1                          AIM2                          AIM3
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   785,573     $  163,990   $  1,180,408    $   663,433   $  1,206,305    $    64,741
  Net realized gains (losses)..........       673,633         82,737      1,467,825        133,152      1,536,787        468,336
  Net unrealized gains (losses)........    (9,510,250)     1,987,730    (18,137,985)     3,381,331    (13,816,844)     4,897,906
                                          -----------     ----------   ------------    -----------   ------------    -----------
      Increase (Decrease) in net assets
       from operations.................   $(8,051,044)    $2,234,457   $(15,489,752)   $ 4,177,916   $(11,073,752)   $ 5,430,983
                                          -----------     ----------   ------------    -----------   ------------    -----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $31,058,303     $3,190,508   $ 36,661,995    $ 8,313,278   $ 28,663,612    $ 8,663,899
    Net transfers between Sub-Accounts
     and Fixed Account.................    13,604,340      2,389,362     15,625,077      9,156,077     18,297,743     13,693,105
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................    (1,314,057)      (291,401)    (2,368,765)      (396,819)    (3,198,291)      (634,386)
                                          -----------     ----------   ------------    -----------   ------------    -----------
      Net accumulation activity........   $43,348,586     $5,288,469   $ 49,918,307    $17,072,536   $ 43,763,064    $21,722,618
                                          -----------     ----------   ------------    -----------   ------------    -----------
  Annuitization activity:
    Annuitizations.....................   $     8,612     $   21,703   $     28,010    $    88,023   $     61,885    $    68,415
    Annuity payments...................        (3,302)          (947)       (12,664)        (2,232)        (8,018)          (645)
    Adjustments to annuity reserve.....          (766)        (1,572)        (2,695)        (1,153)          (301)         3,276
                                          -----------     ----------   ------------    -----------   ------------    -----------
      Net annuitization activity.......   $     4,544     $   19,184   $     12,651    $    84,638   $     53,566    $    71,046
                                          -----------     ----------   ------------    -----------   ------------    -----------
  Increase (Decrease) in net assets
   from participant transactions.......   $43,353,130     $5,307,653   $ 49,930,958    $17,157,174   $ 43,816,630    $21,793,664
                                          -----------     ----------   ------------    -----------   ------------    -----------
    Increase (Decrease) in net
     assets............................   $35,302,086     $7,542,110   $ 34,441,206    $21,335,090   $ 32,742,878    $27,224,647
NET ASSETS:
  Beginning of year....................     9,095,776      1,553,666     23,904,295      2,569,205     31,001,123      3,776,476
                                          -----------     ----------   ------------    -----------   ------------    -----------
  End of year..........................   $44,397,862     $9,095,776   $ 58,345,501    $23,904,295   $ 63,744,001    $31,001,123
                                          ===========     ==========   ============    ===========   ============    ===========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     AIM4                          AL1                           AL2
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........  $  2,944,100    $   511,149   $  6,735,850    $   811,033    $ 6,868,082    $   199,713
  Net realized gains (losses)..........       670,585        532,235        519,311        600,520        432,541        359,230
  Net unrealized gains (losses)........   (18,041,592)     5,018,327    (22,176,090)     4,516,739     (9,622,670)     4,268,060
                                         ------------    -----------   ------------    -----------    -----------    -----------
      Increase (Decrease) in net assets
       from operations.................  $(14,426,907)   $ 6,061,711   $(14,920,929)   $ 5,928,292    $(2,322,047)   $ 4,827,003
                                         ------------    -----------   ------------    -----------    -----------    -----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........  $ 36,176,954    $ 4,140,973   $ 37,234,493    $12,748,856    $24,769,595    $ 5,097,716
    Net transfers between Sub-Accounts
     and Fixed Account.................    17,668,359      7,199,126     28,139,390     16,707,964     12,270,564      8,333,556
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................    (2,566,294)      (465,245)    (4,213,160)    (1,047,363)    (2,085,951)      (821,155)
                                         ------------    -----------   ------------    -----------    -----------    -----------
      Net accumulation activity........  $ 51,279,019    $10,874,854   $ 61,160,723    $28,409,457    $34,954,208    $12,610,117
                                         ------------    -----------   ------------    -----------    -----------    -----------
  Annuitization activity:
    Annuitizations.....................  $     84,341    $    87,014   $     86,548    $    85,342    $    12,751    $    99,349
    Annuity payments...................       (18,946)        (5,593)        (9,785)        (1,306)       (16,952)        (6,928)
    Adjustments to annuity reserve.....        (6,829)        (1,819)        (5,278)         2,825         (3,492)        (1,193)
                                         ------------    -----------   ------------    -----------    -----------    -----------
      Net annuitization activity.......  $     58,566    $    79,602   $     71,485    $    86,861    $    (7,693)   $    91,228
                                         ------------    -----------   ------------    -----------    -----------    -----------
  Increase (Decrease) in net assets
   from participant transactions.......  $ 51,337,585    $10,954,456   $ 61,232,208    $28,496,318    $34,946,515    $12,701,345
                                         ------------    -----------   ------------    -----------    -----------    -----------
    Increase (Decrease) in net
     assets............................  $ 36,910,678    $17,016,167   $ 46,311,279    $34,424,610    $32,624,468    $17,528,348
NET ASSETS:
  Beginning of year....................    19,427,405      2,411,238     38,064,112      3,639,502     19,857,026      2,328,678
                                         ------------    -----------   ------------    -----------    -----------    -----------
  End of year..........................  $ 56,338,083    $19,427,405   $ 84,375,391    $38,064,112    $52,481,494    $19,857,026
                                         ============    ===========   ============    ===========    ===========    ===========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     AL3                           GS1                           GS2
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $ 4,383,078     $  180,135    $ 2,136,762    $   (86,434)    $  145,376     $   (7,437)
  Net realized gains (losses)..........      (475,345)        26,998        468,415        119,138         67,950         (6,104)
  Net unrealized gains (losses)........    (9,459,899)     1,333,109     (9,915,015)     2,855,021       (232,930)       247,190
                                          -----------     ----------    -----------    -----------     ----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $(5,552,166)    $1,540,242    $(7,309,838)   $ 2,887,725     $  (19,604)    $  233,649
                                          -----------     ----------    -----------    -----------     ----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $11,075,818     $2,088,417    $10,836,352    $ 4,819,708     $2,227,941     $  314,158
    Net transfers between Sub-Accounts
     and Fixed Account.................     4,974,408      2,244,048      7,318,315      5,800,687      2,112,089        981,739
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (700,045)      (126,620)    (1,379,531)      (346,821)      (141,632)       (33,270)
                                          -----------     ----------    -----------    -----------     ----------     ----------
    Net accumulation activity..........   $15,350,181     $4,205,845    $16,775,136    $10,273,574     $4,198,398     $1,262,627
                                          -----------     ----------    -----------    -----------     ----------     ----------
  Annuitization activity:
    Annuitizations.....................   $    19,389     $   59,038    $    33,683    $    93,264     $  --          $   19,466
    Annuity payments...................        (7,303)          (542)       (14,186)        (5,717)        (1,044)          (750)
    Adjustments to annuity reserve.....          (578)            66           (384)        (2,494)          (312)        (2,307)
                                          -----------     ----------    -----------    -----------     ----------     ----------
      Net annuitization activity.......   $    11,508     $   58,562    $    19,113    $    85,053     $   (1,356)    $   16,409
                                          -----------     ----------    -----------    -----------     ----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $15,361,689     $4,264,407    $16,794,249    $10,358,627     $4,197,042     $1,279,036
                                          -----------     ----------    -----------    -----------     ----------     ----------
    Increase (Decrease) in net
     assets............................   $ 9,809,523     $5,804,649    $ 9,484,411    $13,246,352     $4,177,438     $1,512,685
NET ASSETS:
  Beginning of year....................     6,610,605        805,956     15,575,462      2,329,110      1,795,361        282,676
                                          -----------     ----------    -----------    -----------     ----------     ----------
  End of year..........................   $16,420,128     $6,610,605    $25,059,873    $15,575,462     $5,972,799     $1,795,361
                                          ===========     ==========    ===========    ===========     ==========     ==========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     GS3                           GS4                           GS5
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   (31,827)   $   126,862     $  (65,464)    $    8,970    $   521,053     $  183,291
  Net realized gains (losses)..........       812,823        363,935          3,385        (49,105)        14,070         84,670
  Net unrealized gains (losses)........    (3,285,994)     1,670,034       (421,283)       132,039     (1,848,128)       260,708
                                          -----------    -----------     ----------     ----------    -----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $(2,504,998)   $ 2,160,831     $ (483,362)    $   91,904    $(1,313,005)    $  528,669
                                          -----------    -----------     ----------     ----------    -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 7,558,859    $ 4,503,362     $2,094,249     $1,294,500    $ 7,281,280     $  840,435
    Net transfers between Sub-Accounts
     and Fixed Account.................       121,089      8,595,492      1,481,766      2,400,908      2,123,452      1,051,801
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................    (1,614,921)      (498,099)      (557,171)      (203,335)      (292,254)       (37,988)
                                          -----------    -----------     ----------     ----------    -----------     ----------
      Net accumulation activity........   $ 6,065,027    $12,600,755     $3,018,844     $3,492,073    $ 9,112,478     $1,854,248
                                          -----------    -----------     ----------     ----------    -----------     ----------
  Annuitization activity:
    Annuitizations.....................   $    43,880    $    37,472     $  --          $  --         $    34,296     $   20,676
    Annuity payments...................        (9,650)        (2,065)       --             --              (2,659)          (911)
    Adjustments to annuity reserve.....        (1,358)           (43)       --             --                (242)          (674)
                                          -----------    -----------     ----------     ----------    -----------     ----------
      Net annuitization activity.......   $    32,872    $    35,364     $  --          $  --         $    31,395     $   19,091
                                          -----------    -----------     ----------     ----------    -----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $ 6,097,899    $12,636,119     $3,018,844     $3,492,073    $ 9,143,873     $1,873,339
                                          -----------    -----------     ----------     ----------    -----------     ----------
    Increase (Decrease) in net
     assets............................   $ 3,592,901    $14,796,950     $2,535,482     $3,583,977    $ 7,830,868     $2,402,008
NET ASSETS:
  Beginning of year....................    18,016,302      3,219,352      5,432,857      1,848,880      2,727,392        325,384
                                          -----------    -----------     ----------     ----------    -----------     ----------
  End of year..........................   $21,609,203    $18,016,302     $7,968,339     $5,432,857    $10,558,260     $2,727,392
                                          ===========    ===========     ==========     ==========    ===========     ==========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     JP1                           JP2                           JP3
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   399,987    $   915,926    $   114,436     $   93,716     $   48,735     $   19,756
  Net realized gains (losses)..........        46,777        171,441         92,785         86,971        100,746            172
  Net unrealized gains (losses)........    (3,058,913)       340,247     (1,452,948)       433,370       (831,853)       336,978
                                          -----------    -----------    -----------     ----------     ----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $(2,612,149)   $ 1,427,614    $(1,245,727)    $  614,057     $ (682,372)    $  356,906
                                          -----------    -----------    -----------     ----------     ----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 6,209,282    $ 4,908,483    $ 4,926,786     $1,032,722     $4,533,517     $  556,222
    Net transfers between Sub-Accounts
     and Fixed Account.................     3,569,440      6,352,530      2,730,587      1,243,965      1,184,183        412,896
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................    (1,007,666)      (556,977)      (858,767)       (95,728)      (283,409)       (18,773)
                                          -----------    -----------    -----------     ----------     ----------     ----------
      Net accumulation activity........   $ 8,771,056    $10,704,036    $ 6,798,606     $2,180,959     $5,434,291     $  950,345
                                          -----------    -----------    -----------     ----------     ----------     ----------
  Annuitization activity:
    Annuitizations.....................   $    24,627    $    77,078    $    11,637     $   18,651     $    8,065     $  --
    Annuity payments...................        (5,081)        (1,035)        (2,628)          (844)        (1,022)       --
    Adjustments to annuity reserve.....          (801)           150              8           (700)           (64)       --
                                          -----------    -----------    -----------     ----------     ----------     ----------
      Net annuitization activity.......   $    18,745    $    76,193    $     9,017     $   17,107     $    6,979     $  --
                                          -----------    -----------    -----------     ----------     ----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $ 8,789,801    $10,780,229    $ 6,807,623     $2,198,066     $5,441,270     $  950,345
                                          -----------    -----------    -----------     ----------     ----------     ----------
    Increase (Decrease) in net
     assets............................   $ 6,177,652    $12,207,843    $ 5,561,896     $2,812,123     $4,758,898     $1,307,251
NET ASSETS:
  Beginning of year....................    15,393,690      3,185,847      3,297,539        485,416      1,497,621        190,370
                                          -----------    -----------    -----------     ----------     ----------     ----------
  End of year..........................   $21,571,342    $15,393,690    $ 8,859,435     $3,297,539     $6,256,519     $1,497,621
                                          ===========    ===========    ===========     ==========     ==========     ==========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     LA1                           CAS                           EGS
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   (91,391)   $ 1,474,587    $ 2,136,922    $   692,778   $  4,212,255    $   (32,594)
  Net realized gains (losses)..........       118,938        174,451        161,177        224,872      1,369,206        649,409
  Net unrealized gains (losses)........     6,022,173       (189,406)    (7,568,196)     2,228,558    (23,919,181)    10,404,765
                                          -----------    -----------    -----------    -----------   ------------    -----------
      Increase (Decrease) in net assets
       from operations.................   $ 6,049,720    $ 1,459,632    $(5,270,097)   $ 3,146,208   $(18,337,720)   $11,021,580
                                          -----------    -----------    -----------    -----------   ------------    -----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $15,511,439    $ 6,119,781    $15,702,930    $ 3,621,357   $ 48,823,812    $ 7,852,516
    Net transfers between Sub-Accounts
     and Fixed Account.................    10,110,590     10,627,992     11,269,256      3,950,702     20,631,668      8,176,327
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................    (2,720,289)      (621,174)    (1,425,528)      (385,338)    (4,288,255)      (925,614)
                                          -----------    -----------    -----------    -----------   ------------    -----------
      Net accumulation activity........   $22,901,740    $16,126,599    $25,546,658    $ 7,186,721   $ 65,167,225    $15,103,229
                                          -----------    -----------    -----------    -----------   ------------    -----------
  Annuitization activity:
    Annuitizations.....................   $     2,748    $   --         $    25,215    $    53,269   $     65,385    $   126,228
    Annuity payments...................          (354)       --              (6,907)        (3,083)       (20,025)        (3,973)
    Adjustments to annuity reserve.....       --             --                (528)        (1,863)       (12,774)         9,690
                                          -----------    -----------    -----------    -----------   ------------    -----------
      Net annuitization activity.......   $     2,394    $   --         $    17,780    $    48,323   $     32,586    $   131,945
                                          -----------    -----------    -----------    -----------   ------------    -----------
  Increase (Decrease) in net assets
   from participant transactions.......   $22,904,134    $16,126,599    $25,564,438    $ 7,235,044   $ 65,199,811    $15,235,174
                                          -----------    -----------    -----------    -----------   ------------    -----------
    Increase (Decrease) in net
     assets............................   $28,953,854    $17,586,231    $20,294,341    $10,381,252   $ 46,862,091    $26,256,754
NET ASSETS:
  Beginning of year....................    20,968,509      3,382,278     15,000,492      4,619,240     31,133,993      4,877,239
                                          -----------    -----------    -----------    -----------   ------------    -----------
  End of year..........................   $49,922,363    $20,968,509    $35,294,833    $15,000,492   $ 77,996,084    $31,133,993
                                          ===========    ===========    ===========    ===========   ============    ===========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     HYS                           MMS                           UTS
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $ 1,137,982    $   277,362    $   284,637     $  177,344    $ 2,367,957    $   624,780
  Net realized gains (losses)..........      (333,120)       (99,067)       --             --             554,011        155,348
  Net unrealized gains (losses)........    (2,500,086)        40,424        --             --          (1,911,995)     2,521,304
                                          -----------    -----------    -----------     ----------    -----------    -----------
      Increase (Decrease) in net assets
       from operations.................   $(1,695,224)   $   218,719    $   284,637     $  177,344    $ 1,009,973    $ 3,301,432
                                          -----------    -----------    -----------     ----------    -----------    -----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 9,374,979    $ 3,074,357    $    41,667     $  308,389    $20,151,056    $ 4,077,024
    Net transfers between Sub-Accounts
     and Fixed Account.................     7,367,950      7,484,053         34,423      4,197,928     12,322,768      9,168,485
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................    (1,270,403)      (462,273)    (1,421,442)    (1,455,384)    (1,704,218)      (781,083)
                                          -----------    -----------    -----------     ----------    -----------    -----------
      Net accumulation activity........   $15,472,526    $10,096,137    $(1,345,352)    $3,050,933    $30,769,606    $12,464,426
                                          -----------    -----------    -----------     ----------    -----------    -----------
  Annuitization activity:
    Annuitizations.....................   $    39,001    $    80,858    $   --          $  --         $     2,470    $   179,007
    Annuity payments...................        (9,322)        (4,094)       --             --             (19,395)        (3,339)
    Adjustments to annuity reserve.....        (1,149)          (348)       --             --              (2,599)        (1,085)
                                          -----------    -----------    -----------     ----------    -----------    -----------
      Net annuitization activity.......   $    28,530    $    76,416    $   --          $  --         $   (19,524)   $   174,583
                                          -----------    -----------    -----------     ----------    -----------    -----------
  Increase (Decrease) in net assets
   from participant transactions.......   $15,501,056    $10,172,553    $(1,345,352)    $3,050,933    $30,750,082    $12,639,009
                                          -----------    -----------    -----------     ----------    -----------    -----------
    Increase (Decrease) in net
     assets............................   $13,805,832    $10,391,272    $(1,060,715)    $3,228,277    $31,760,055    $15,940,441
NET ASSETS:
  Beginning of year....................    12,505,265      2,113,993      7,058,196      3,829,919     18,838,189      2,897,748
                                          -----------    -----------    -----------     ----------    -----------    -----------
  End of year..........................   $26,311,097    $12,505,265    $ 5,997,481     $7,058,196    $50,598,244    $18,838,189
                                          ===========    ===========    ===========     ==========    ===========    ===========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     GSS                           TRS                           MIT
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000          1999(a)         2000          1999(a)
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   891,479    $   154,206    $   534,976     $   (7,791)   $   891,969     $  (21,203)
  Net realized gains (losses)..........      (234,002)       (71,213)       (10,343)        (4,728)       (42,956)        (3,740)
  Net unrealized gains (losses)........     1,447,379       (269,914)     1,001,505         21,849     (1,033,680)       386,232
                                          -----------    -----------    -----------     ----------    -----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $ 2,104,856    $  (186,921)   $ 1,526,138     $    9,330    $  (184,667)    $  361,289
                                          -----------    -----------    -----------     ----------    -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 7,012,278    $ 3,214,716    $ 7,518,367     $1,944,130    $16,376,271     $3,992,136
    Net transfers between Sub-Accounts
     and Fixed Account.................     1,930,713     10,679,042      3,909,033        749,019      8,459,298      3,540,232
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................    (1,540,703)      (493,591)      (390,889)      (116,117)      (928,927)       (70,811)
                                          -----------    -----------    -----------     ----------    -----------     ----------
      Net accumulation activity........   $ 7,402,288    $13,400,167    $11,036,511     $2,577,032    $23,906,642     $7,461,557
                                          -----------    -----------    -----------     ----------    -----------     ----------
  Annuitization activity:
    Annuitizations.....................   $    48,400    $    26,994    $     2,525     $   79,374    $    14,843     $    4,029
    Annuity payments...................       (10,980)        (4,351)        (8,757)       --              (2,403)          (181)
    Adjustments to annuity reserve.....          (712)          (534)        (1,172)            17           (179)          (182)
                                          -----------    -----------    -----------     ----------    -----------     ----------
      Net annuitization activity.......   $    36,708    $    22,109    $    (7,404)    $   79,391    $    12,261     $    3,666
                                          -----------    -----------    -----------     ----------    -----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $ 7,438,996    $13,422,276    $11,029,107     $2,656,423    $23,918,903     $7,465,223
                                          -----------    -----------    -----------     ----------    -----------     ----------
    Increase (Decrease) in net
     assets............................   $ 9,543,852    $13,235,355    $12,555,245     $2,665,753    $23,734,236     $7,826,512
NET ASSETS:
  Beginning of year....................    14,876,989      1,641,634      2,665,753        --           7,826,512        --
                                          -----------    -----------    -----------     ----------    -----------     ----------
  End of year..........................   $24,420,841    $14,876,989    $15,220,998     $2,665,753    $31,560,748     $7,826,512
                                          ===========    ===========    ===========     ==========    ===========     ==========

(a) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     NWD                           MIS                           OP1
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000          1999(a)         2000          1999(a)         2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   396,815     $   (6,392)   $   428,072    $   (20,396)   $   963,088    $   147,083
  Net realized gains (losses)..........       215,420         25,497        312,388         30,718       (742,204)        49,711
  Net unrealized gains (losses)........    (2,535,859)       457,940     (5,551,212)     1,220,338      2,769,954       (317,549)
                                          -----------     ----------    -----------    -----------    -----------    -----------
      Increase (Decrease) in net assets
       from operations.................   $(1,923,624)    $  477,045    $(4,810,752)   $ 1,230,660    $ 2,990,838    $  (120,755)
                                          -----------     ----------    -----------    -----------    -----------    -----------
PARTICIPANT TRANSACTIONS:
  Accumlation activity:
    Purchase payments received.........   $18,552,634     $  720,822    $31,327,517    $ 4,452,860    $ 3,774,159    $ 2,729,165
    Net transfers between Sub-Accounts
     and Fixed Account.................     9,115,142        782,394     15,851,128      2,713,276      6,822,619      6,567,188
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (645,011)        (6,830)    (1,655,830)      (187,257)    (1,489,630)      (574,346)
                                          -----------     ----------    -----------    -----------    -----------    -----------
      Net accumulation activity........   $27,022,765     $1,496,386    $45,522,815    $ 6,978,879    $ 9,107,148    $ 8,722,007
                                          -----------     ----------    -----------    -----------    -----------    -----------
  Annuitization activity:
    Annuitizations.....................   $    12,096     $  --         $     2,596    $   133,744    $     6,518    $    11,643
    Annuity payments...................        (1,074)       --             (13,291)          (333)        (1,714)          (586)
    Adjustments to annuity reserve.....           (70)       --               6,812          4,173           (172)           248
                                          -----------     ----------    -----------    -----------    -----------    -----------
      Net annuitization activity.......   $    10,952     $  --         $    (3,883)   $   137,584    $     4,632    $    11,305
                                          -----------     ----------    -----------    -----------    -----------    -----------
  Increase (Decrease) in net assets
   from participant transactions.......   $27,033,717     $1,496,386    $45,518,932    $ 7,116,463    $ 9,111,780    $ 8,733,312
                                          -----------     ----------    -----------    -----------    -----------    -----------
    Increase (Decrease) in net
     assets............................   $25,110,093     $1,973,431    $40,708,180    $ 8,347,123    $12,102,618    $ 8,612,557
NET ASSETS:
  Beginning of year....................     1,973,431        --           8,347,123        --          12,472,113      3,859,556
                                          -----------     ----------    -----------    -----------    -----------    -----------
  End of year..........................   $27,083,524     $1,973,431    $49,055,303    $ 8,347,123    $24,574,731    $12,472,113
                                          ===========     ==========    ===========    ===========    ===========    ===========

(a) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     OP2                           OP3                           OP4
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $ 1,274,841     $   63,482    $   (51,727)    $  (18,870)    $  214,541     $   (7,226)
  Net realized gains (losses)..........       747,956         15,513        326,336         34,433        (82,048)         1,938
  Net unrealized gains (losses)........       116,351        547,534      1,752,541        (44,591)       198,372         (2,067)
                                          -----------     ----------    -----------     ----------     ----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $ 2,139,148     $  626,529    $ 2,027,150     $  (29,028)    $  330,865     $   (7,355)
                                          -----------     ----------    -----------     ----------     ----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 5,258,529     $1,550,529    $ 1,132,415     $  485,930     $  595,244     $1,632,027
    Net transfers between Sub-Accounts
     and Fixed Account.................     4,416,129      1,198,601      4,690,015      1,779,308        589,937        883,782
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (808,921)      (132,625)      (377,547)      (129,696)      (178,513)       (31,887)
                                          -----------     ----------    -----------     ----------     ----------     ----------
      Net accumulation activity........   $ 8,865,737     $2,616,505    $ 5,444,883     $2,135,542     $1,006,668     $2,483,922
                                          -----------     ----------    -----------     ----------     ----------     ----------
  Annuitization activity:
    Annuitizations.....................   $     7,730     $   42,401    $     5,045     $   11,596     $  --          $  --
    Annuity payments...................        (5,582)        (2,165)        (1,705)          (845)       --             --
    Adjustments to annuity reserve.....          (986)          (667)          (209)        (1,085)       --             --
                                          -----------     ----------    -----------     ----------     ----------     ----------
      Net annuitization activity.......   $     1,162     $   39,569    $     3,131     $    9,666     $  --          $  --
                                          -----------     ----------    -----------     ----------     ----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $ 8,866,899     $2,656,074    $ 5,448,014     $2,145,208     $1,006,668     $2,483,922
                                          -----------     ----------    -----------     ----------     ----------     ----------
    Increase (Decrease) in net
     assets............................   $11,006,047     $3,282,603    $ 7,475,164     $2,116,180     $1,337,533     $2,476,567
NET ASSETS:
  Beginning of year....................     4,188,186        905,583      2,831,911        715,731      2,477,620          1,053
                                          -----------     ----------    -----------     ----------     ----------     ----------
  End of year..........................   $15,194,233     $4,188,186    $10,307,075     $2,831,911     $3,815,153     $2,477,620
                                          ===========     ==========    ===========     ==========     ==========     ==========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     SB1                           SB2                           SB3
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........    $  26,417      $   8,032      $  14,426      $  (4,606)    $   201,150     $  265,621
  Net realized gains (losses)..........       13,693          8,199         42,090         21,954         (77,047)       (42,967)
  Net unrealized gains (losses)........       25,473         45,162         18,889         33,353         202,793       (245,059)
                                           ---------      ---------      ---------      ---------     -----------     ----------
      Increase (Decrease) in net assets
       from operations.................    $  65,583      $  61,393      $  75,405      $  50,701     $   326,896     $  (22,405)
                                           ---------      ---------      ---------      ---------     -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........    $  15,380      $  21,563      $   7,060      $ 119,751     $   192,923     $  186,390
    Net transfers between Sub-Accounts
     and Fixed Account.................       43,755        101,209         59,157        188,767      (1,959,527)     4,084,937
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................       (1,893)       (28,493)      (160,332)       (28,268)       (542,788)      (416,075)
                                           ---------      ---------      ---------      ---------     -----------     ----------
      Net accumulation activity........    $  57,242      $  94,279      $ (94,115)     $ 280,250     $(2,309,392)    $3,855,252
                                           ---------      ---------      ---------      ---------     -----------     ----------
  Annuitization activity:
    Annuitizations.....................    $ --           $ --           $ --           $ --          $   --          $   30,708
    Annuity payments                         --             --             --             --               (1,383)        (1,119)
    Adjustments to annuity reserve.....      --             --             --             --                 (443)          (764)
                                           ---------      ---------      ---------      ---------     -----------     ----------
      Net annuitization activity.......    $ --           $ --           $ --           $ --          $    (1,826)    $   28,825
                                           ---------      ---------      ---------      ---------     -----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......    $  57,242      $  94,279      $ (94,115)     $ 280,250     $(2,311,218)    $3,884,077
                                           ---------      ---------      ---------      ---------     -----------     ----------
    Increase (Decrease) in net
     assets............................    $ 122,825      $ 155,672      $ (18,710)     $ 330,951     $(1,984,322)    $3,861,672
NET ASSETS:
  Beginning of year....................      386,941        231,269        661,035        330,084       6,773,372      2,911,700
                                           ---------      ---------      ---------      ---------     -----------     ----------
  End of year..........................    $ 509,766      $ 386,941      $ 642,325      $ 661,035     $ 4,789,050     $6,773,372
                                           =========      =========      =========      =========     ===========     ==========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     SB4                           SCA1                          SCA2
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $    76,277     $   87,064   $    972,990    $   121,386    $ 1,023,077     $  142,200
  Net realized gains (losses)..........        (2,573)        29,816        --             --             (37,447)       (27,836)
  Net unrealized gains (losses)........       184,562       (209,993)       --             --             847,050       (167,158)
                                          -----------     ----------   ------------    -----------    -----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $   258,266     $  (93,113)  $    972,990    $   121,386    $ 1,832,680     $  (52,794)
                                          -----------     ----------   ------------    -----------    -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $    54,695     $   31,408   $ 45,016,484    $ 9,316,611    $13,890,703     $2,424,622
    Net transfers between Sub-Accounts
     and Fixed Account.................    (1,594,513)     4,100,758    (15,599,348)     2,207,048      6,947,581      5,953,092
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (736,675)      (391,898)    (3,563,787)      (299,102)    (1,635,930)      (374,597)
                                          -----------     ----------   ------------    -----------    -----------     ----------
      Net accumulation activity........   $(2,276,493)    $3,740,268   $ 25,853,349    $11,224,557    $19,202,354     $8,003,117
                                          -----------     ----------   ------------    -----------    -----------     ----------
  Annuitization activity:
    Annuitizations.....................   $   --          $   16,929   $     48,025    $   --         $    85,012     $  278,695
    Annuity payments...................          (951)          (401)        (2,652)       --             (54,705)       (10,840)
    Adjustments to annuity reserve.....          (163)          (633)          (360)       --             (10,405)         5,275
                                          -----------     ----------   ------------    -----------    -----------     ----------
      Net annuitization activity.......   $    (1,114)    $   15,895   $     45,013    $   --         $    19,902     $  273,130
                                          -----------     ----------   ------------    -----------    -----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $(2,277,607)    $3,756,163   $ 25,898,362    $11,224,557    $19,222,256     $8,276,247
                                          -----------     ----------   ------------    -----------    -----------     ----------
    Increase (Decrease) in net
     assets............................   $(2,019,341)    $3,663,050   $ 26,871,352    $11,345,943    $21,054,936     $8,223,453
NET ASSETS:
  Beginning of year....................     6,645,982      2,982,932     11,347,946          2,003      8,241,486         18,033
                                          -----------     ----------   ------------    -----------    -----------     ----------
  End of year..........................   $ 4,626,641     $6,645,982   $ 38,219,298    $11,347,946    $29,296,422     $8,241,486
                                          ===========     ==========   ============    ===========    ===========     ==========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     SCA3                          SCA4                          SCA5
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000           1999           2000          1999(b)         2000          1999(b)
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   376,494     $   61,844    $   332,894     $   (3,062)   $ 2,443,815     $   78,405
  Net realized gains (losses)..........       145,709         (2,410)        77,556          5,981        983,376          3,631
  Net unrealized gains (losses)........       634,513        (70,578)    (1,875,677)       217,754     (2,201,442)       437,614
                                          -----------     ----------    -----------     ----------    -----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $ 1,156,716     $  (11,144)   $(1,465,227)    $  220,673    $ 1,225,749     $  519,650
                                          -----------     ----------    -----------     ----------    -----------     ----------
PARTCIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 5,229,041     $  407,264    $ 7,075,330     $  278,857    $17,658,818     $  398,676
    Net transfers between Sub-Accounts
     and Fixed Account.................     3,338,950        942,992      4,600,703        863,821     11,652,016      2,064,556
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (297,116)       (35,618)      (208,011)       (16,360)      (855,413)       (16,795)
                                          -----------     ----------    -----------     ----------    -----------     ----------
      Net accumulation activity........   $ 8,270,875     $1,314,638    $11,468,022     $1,126,318    $28,455,421     $2,446,437
                                          -----------     ----------    -----------     ----------    -----------     ----------
  Annuitization activity:
    Annuitizations.....................   $     6,522     $    3,427    $    11,083     $  --         $    28,344     $  --
    Annuity payments...................          (993)          (216)          (548)       --              (2,835)       --
    Adjustments to annuity reserve.....        (7,420)         7,216           (268)       --                 (71)       --
                                          -----------     ----------    -----------     ----------    -----------     ----------
      Net annuitization activity.......   $    (1,891)    $   10,427    $    10,267     $  --         $    25,438     $  --
                                          -----------     ----------    -----------     ----------    -----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $ 8,268,984     $1,325,065    $11,478,289     $1,126,318    $28,480,859     $2,446,437
                                          -----------     ----------    -----------     ----------    -----------     ----------
    Increase (Decrease) in net
     assets............................   $ 9,425,700     $1,313,921    $10,013,062     $1,346,991    $29,706,608     $2,966,087
NET ASSETS:
  Beginning of year....................     1,321,017          7,096      1,346,991        --           2,966,087        --
                                          -----------     ----------    -----------     ----------    -----------     ----------
  End of year..........................   $10,746,717     $1,321,017    $11,360,053     $1,346,991    $32,672,695     $2,966,087
                                          ===========     ==========    ===========     ==========    ===========     ==========

(b) For the period September 13, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     SCA6                  SCA7           SCA8           SCA9            SCA
                                                 Sub-Account            Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                         ----------------------------  -------------  -------------  -------------  -------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             2000          1999(b)        2000(c)        2000(c)        2000(c)        2000(c)
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........    $  154,731     $    (405)    $    (6,017)    $   (2,148)    $     386      $    4,545
  Net realized gains (losses)..........        52,234           897         (28,630)        (1,750)          236         (14,344)
  Net unrealized gains (losses)........      (369,044)       53,913         146,144        172,780        16,999         192,337
                                           ----------     ---------     -----------     ----------     ---------      ----------
      Increase (Decrease) in net assets
       from operations.................    $ (162,079)    $  54,405     $   111,497     $  168,882     $  17,621      $  182,538
                                           ----------     ---------     -----------     ----------     ---------      ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........    $1,369,989     $  41,486     $ 7,416,698     $1,339,374     $ 253,573      $3,629,640
    Net transfers between Sub-Accounts
     and Fixed Account.................       848,724       406,855       3,165,118        989,209        43,923       2,276,395
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (133,128)       (1,944)        (63,091)       (36,479)       (3,203)        (33,619)
                                           ----------     ---------     -----------     ----------     ---------      ----------
      Net accumulation activity........    $2,085,585     $ 446,397     $10,518,725     $2,292,104     $ 294,293      $5,872,416
                                           ----------     ---------     -----------     ----------     ---------      ----------
  Annuitization activity:
    Annuitizations.....................    $   17,422     $ --          $     9,727     $  --          $ --           $  --
    Annuity payments...................        (1,759)      --                 (258)       --            --              --
    Adjustments to annuity reserve.....        (5,547)        5,356          (9,527)       --            --              --
                                           ----------     ---------     -----------     ----------     ---------      ----------
      Net annuitization activity.......    $   10,116     $   5,356     $       (58)    $  --          $ --           $  --
                                           ----------     ---------     -----------     ----------     ---------      ----------
  Increase (Decrease) in net assets
   from participant transactions.......    $2,095,701     $ 451,753     $10,518,667     $2,292,104     $ 294,293      $5,872,416
                                           ----------     ---------     -----------     ----------     ---------      ----------
    Increase (Decrease) in net
     assets............................    $1,933,622     $ 506,158     $10,630,164     $2,460,986     $ 311,914      $6,054,954
NET ASSETS:
  Beginning of year....................       506,158       --              --             --            --              --
                                           ----------     ---------     -----------     ----------     ---------      ----------
  End of year..........................    $2,439,780     $ 506,158     $10,630,164     $2,460,986     $ 311,914      $6,054,954
                                           ==========     =========     ===========     ==========     =========      ==========

(b) For the period September 13, 1999 (commencement of operations) through December 31, 1999.
(c) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                              SCB            SCC                   CS1                           CS2
                                          Sub-Account    Sub-Account           Sub-Account                   Sub-Account
                                         -------------  -------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                           2000)(c)        2000(c)         2000           1999           2000           1999
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........    $   58,567     $     562     $    29,105     $   74,390     $  181,825     $    1,885
  Net realized gains (losses)..........        11,981           234        (396,496)        82,122         31,501        126,813
  Net unrealized gains (losses)........       388,618         8,540      (1,184,129)       337,601       (795,794)       285,485
                                           ----------     ---------     -----------     ----------     ----------     ----------
      Increase (Decrease) in net assets
       from operations.................    $  459,166     $   9,336     $(1,551,520)    $  494,113     $ (582,468)    $  414,183
                                           ----------     ---------     -----------     ----------     ----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........    $1,609,526     $  99,296     $ 1,268,928     $  444,605     $  242,397     $  260,046
    Net transfers between Sub-Accounts
     and Fixed Account.................     1,487,413        14,721         332,198      1,127,692      1,112,791        446,267
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................       (20,946)       (3,204)       (167,172)       (34,519)      (433,135)       (77,459)
                                           ----------     ---------     -----------     ----------     ----------     ----------
      Net accumulation activity........    $3,075,993     $ 110,813     $ 1,433,954     $1,537,778     $  922,053     $  628,854
                                           ----------     ---------     -----------     ----------     ----------     ----------
  Annuitization activity:
    Annuitizations.....................    $  --          $ --          $    10,997     $   17,475     $    1,912     $  --
    Annuity payments...................       --            --               (2,423)          (925)          (142)       --
    Adjustments to annuity reserve.....       --            --               10,031        (10,499)           (15)       --
                                           ----------     ---------     -----------     ----------     ----------     ----------
      Net annuitization activity.......    $  --          $ --          $    18,605     $    6,051     $    1,755     $  --
                                           ----------     ---------     -----------     ----------     ----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......    $3,075,993     $ 110,813     $ 1,452,559     $1,543,829     $  923,808     $  628,854
                                           ----------     ---------     -----------     ----------     ----------     ----------
    Increase (Decrease) in net
     assets............................    $3,535,159     $ 120,149     $   (98,961)    $2,037,942     $  341,340     $1,043,037
NET ASSETS:
  Beginning of year....................       --            --            2,202,769        164,827      1,208,689        165,652
                                           ----------     ---------     -----------     ----------     ----------     ----------
  End of year..........................    $3,535,159     $ 120,149     $ 2,103,808     $2,202,769     $1,550,029     $1,208,689
                                           ==========     =========     ===========     ==========     ==========     ==========

(c) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                      CS3                           CS4
                                                  Sub-Account                   Sub-Account
                                          ----------------------------  ----------------------------
                                           Year Ended     Year Ended     Year Ended     Year Ended
                                          December 31,   December 31,   December 31,   December 31,
                                              2000           1999           2000           1999
                                          -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)..........    $  99,052      $  (3,389)    $   695,554     $   83,413
  Net realized gains (losses)...........      150,789          6,481         502,254         57,255
  Net unrealized gains (losses).........     (556,130)       194,879      (2,621,465)     1,075,180
                                            ---------      ---------     -----------     ----------
      Increase (Decrease) in net assets
       from operations..................    $(306,289)     $ 197,971     $(1,423,657)    $1,215,848
                                            ---------      ---------     -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..........    $ 171,127      $ 118,924     $ 1,036,028     $  528,621
    Net transfers between Sub-Accounts
     and Fixed Account..................      397,621        322,835         322,289      1,685,706
    Withdrawals, surrenders,
     annuitizations
     and contract charges...............      (69,054)       (36,788)       (292,820)       (56,865)
                                            ---------      ---------     -----------     ----------
      Net accumulation activity.........    $ 499,694      $ 404,971     $ 1,065,497     $2,157,462
                                            ---------      ---------     -----------     ----------
  Annuitization activity:
    Annuitizations......................    $   3,388      $  18,900     $     5,762     $  --
    Annuity payments....................       (2,010)          (794)           (345)       --
    Adjustments to annuity reserve......        5,529         (7,889)           (142)       --
                                            ---------      ---------     -----------     ----------
      Net annuitization activity........    $   6,907      $  10,217     $     5,275     $  --
                                            ---------      ---------     -----------     ----------
  Increase (Decrease) in net assets from
   participant transactions.............    $ 506,601      $ 415,188     $ 1,070,772     $2,157,462
                                            ---------      ---------     -----------     ----------
    Increase (Decrease) in net assets...    $ 200,312      $ 613,159     $  (352,885)    $3,373,310
NET ASSETS:
  Beginning of year.....................      750,106        136,947       3,744,591        371,281
                                            ---------      ---------     -----------     ----------
  End of year...........................    $ 950,418      $ 750,106     $ 3,391,706     $3,744,591
                                            =========      =========     ===========     ==========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") is a separate account of Sun Life Assurance Company of Canada (U.S.), (the "Sponsor"), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts and Futurity Select Four contracts (collectively, the "Contracts") and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain registered open-end mutual funds. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, Salomon Brothers Variable Series Funds, Inc. and Credit Suisse Institutional (formerly Warburg Pincus Trust). With respect to the Futurity II contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, Sun Capital Advisers Trust and Credit Suisse Institutional (formerly Warburg Pincus Trust). With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Funds, Inc., the Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, Sun Capital Advisers Trust and Credit Suisse Institutional (formerly Warburg Pincus Trust). With respect to the Futurity Accolade contracts, the Funds are: AIM Variable Insurance Funds, Inc., the Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust and Sun Capital Advisers Trust. With respects to the Futurity Focus II contracts, Futurity III contracts and Futurity Select Four contracts , the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust and Sun Capital Advisers Trust (collectively, "the Funds"). Massachusetts Financial Services Company, an affiliate of the Sponsor, is the investment adviser to MFS/Sun Life Series Trust. Sun Capital Advisers Inc., an affiliate of the Sponsor, is the investment adviser to Sun Capital Advisers Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(2) SIGNIFICANT ACCOUNTING POLICIES -- continued
INVESTMENT VALUATIONS

Investments in shares of the Funds are recorded at their net asset value. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) CONTRACT CHARGES
A mortality and expense risk charge based on the value of the Sub-Accounts included in the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:



                                                              Level 1    Level 2    Level 3    Level 4    Level 5    Level 6
                                                              --------   --------   --------   --------   --------   --------

Futurity contracts..........................................    1.25%      --         --         --         --         --
Futurity II contracts.......................................    1.25%      --         --         --         --         --
Futurity Focus contracts....................................    1.00%      --         --         --         --         --
Futurity Accolade contracts.................................    1.30%      1.45%      1.55%      1.70%      --         --
Futurity Focus II contracts.................................    1.00%      1.15%      1.25%      1.40%      1.50%      1.65%
Futurity III contracts......................................     .85%      1.00%      1.10%      1.15%      1.25%      1.40%
Futurity Select Four contracts..............................     .95%      1.10%      1.20%      1.35%      1.45%      1.60%

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(3) CONTRACT CHARGES -- continued
Each year on the account anniversary, an account administration fee ("Account Fee") equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts and Futurity Select Four contracts or 2% of the participant's account value in Account Years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year. As reimbursement for administrative expenses attributable to contracts which exceed the revenues received from the Account Fees, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such Contracts.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II and Futurity Select Four Contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.

(4) ANNUITY RESERVES
Annuity reserves are calculated using the 1983a Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity, Futurity II, Futurity Focus and Futurity Accolade products and the 2000 Individual Annuitant Mortality Table A and an assumed interest rate of 3% per year for Futurity Focus II, Futurity III and Futurity Select Four products. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY CONTRACTS:
AIM1.................      227,735        141,292           8,489          37,449          111,001         68,417
AIM2.................      442,430        204,502           5,446          28,920          153,308        219,720
AIM3.................      799,385        332,662           7,803          43,138          (12,559)       451,578
AIM4.................      458,813        216,812          13,916          22,277           87,956        238,494
AL1..................      755,329        285,990           8,665          96,119          (31,717)       424,506
AL2..................      434,832        194,995           3,074          37,009           33,589        249,731
AL3..................      182,220         77,472             366          12,426           24,750         96,080
GS1..................      423,081        210,952          14,526          34,405           42,782        194,122
GS2..................       80,363         31,476              31             556           85,316         51,143
GS3..................      575,303        282,488          18,929          25,986          (48,165)       289,621
GS4..................      301,072        199,770          19,737          10,206           32,013        109,158
GS5..................       62,975         30,394             509           2,948           10,375         31,634
JP1..................      568,955        293,787          16,814          83,392          (33,312)       220,364
JP2..................      105,324         52,419           1,055           9,614          (11,502)        50,228
JP3..................       41,135         22,655           1,384           8,150           12,118         11,780
LA1..................      681,170        333,805          10,728          61,424           34,469        328,125
CAS..................      490,436        403,733           5,680          35,843          138,102         74,342
EGS..................      644,429        397,132          13,640          60,135          114,453        231,410
HYS..................      581,114        217,924           9,259          27,858          (72,998)       363,603
MMS..................      663,091        371,404           3,825          29,531            3,095        399,896
UTS..................      762,245        278,221           8,900          49,525           28,889        482,058
GSS..................      635,712        150,350          15,669          31,435         (120,128)       482,313
OP1..................      770,005        363,748          21,991          45,042         (129,797)       407,891
OP2..................      208,499         93,160          18,749          19,463          114,185        104,339
OP3..................      235,529         86,567           2,269          11,061           (4,570)       152,550
SB1..................       29,639         21,329           1,164           1,994            2,811          8,915
SB2..................       58,715         32,282             588          11,451            4,368         17,512
SB3..................      649,260        277,473          18,348          17,918         (183,414)       394,310
SB4..................      657,323        293,921           5,329           4,406         (160,912)       398,605
CS1..................       68,070         22,480             509           9,591          (21,037)        37,994
CS2..................       52,931         18,253              19           5,461           10,694         36,942
CS3..................       21,318         14,715              46           4,811            8,400          5,081
CS4..................      153,457         41,843             607           2,953          (65,210)       114,098


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY CONTRACTS:
AIM1.................     (23,659)        (19,423)         323,566         227,735
AIM2.................     (37,740)        (10,712)         563,444         442,430
AIM3.................     (63,252)        (27,993)         731,377         799,385
AIM4.................     (42,824)        (18,770)         517,861         458,813
AL1..................     (57,387)        (51,286)         674,890         755,329
AL2..................     (34,969)        (46,903)         436,526         434,832
AL3..................      (7,748)         (3,758)         199,588         182,220
GS1..................     (37,045)        (16,398)         443,344         423,081
GS2..................      (2,974)         (2,812)         162,736          80,363
GS3..................     (70,403)        (22,792)         475,664         575,303
GS4..................     (37,020)        (18,062)         315,802         301,072
GS5..................      (2,796)         (2,001)          71,063          62,975
JP1..................     (35,077)        (28,588)         517,380         568,955
JP2..................      (7,038)         (6,937)          87,839         105,324
JP3..................      (5,887)         (1,450)          48,750          41,135
LA1..................     (86,608)        (42,184)         639,759         681,170
CAS..................     (37,125)        (23,482)         597,093         490,436
EGS..................     (79,563)        (44,248)         692,959         644,429
HYS..................     (49,694)        (28,271)         467,681         581,114
MMS..................    (130,755)       (137,740)         539,256         663,091
UTS..................     (43,176)        (47,559)         756,858         762,245
GSS..................     (45,950)        (28,386)         485,303         635,712
OP1..................     (46,857)        (46,676)         615,342         770,005
OP2..................     (28,077)         (8,463)         313,356         208,499
OP3..................      (8,866)        (14,649)         224,362         235,529
SB1..................        (128)         (2,599)          33,486          29,639
SB2..................     (13,471)         (2,530)          50,200          58,715
SB3..................     (51,218)        (40,441)         432,976         649,260
SB4..................     (72,190)        (39,609)         429,550         657,323
CS1..................      (6,038)         (1,995)          41,504          68,070
CS2..................     (16,745)         (7,725)          46,899          52,931
CS3..................      (2,890)         (3,289)          26,874          21,318
CS4..................      (9,616)         (5,437)          79,238         153,457

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY II CONTRACTS:
AIM1.................      299,649           100          325,562         181,039          419,029        123,465
AIM2.................      997,502         1,049          650,441         538,285          798,659        482,701
AIM3.................    1,213,444         1,704          498,095         573,115          942,101        656,563
AIM4.................      659,564         2,553          633,468         277,892          985,180        405,813
AL1..................    1,620,151         2,044          735,821         798,097        1,117,452        841,456
AL2..................      755,933         1,785          447,529         330,958          556,469        441,029
AL3..................      221,946           100          193,715         134,245          224,668         93,499
GS1..................      610,853           786          188,856         340,043          358,085        282,453
GS2..................       71,821           100           48,614          26,340           80,871         46,936
GS3..................      714,634         2,341          248,186         322,630           27,940        417,400
GS4..................      202,285           100           48,825          78,401           78,358        126,524
GS5..................      119,879           578          141,902          58,284          115,211         62,982
JP1..................      625,004           474          194,941         315,983          246,181        321,619
JP2..................      118,543           100          105,655          57,728          184,396         63,482
JP3..................       57,635           100           80,203          39,434           73,916         18,564
LA1..................      982,146         1,763          268,994         389,191          676,017        607,156
CAS..................      500,296         2,367          209,319         251,500          491,508        255,332
EGS..................      804,467         3,662          699,417         455,194          794,145        370,763
HYS..................      554,000           729          159,538         199,927          661,073        365,635
UTS..................      552,461           821          395,763         237,960          632,921        334,919
GSS..................      807,566         1,027          177,842         236,734          326,815        591,096
TRS (a)..............      211,045        --              190,114         145,867          319,325         76,462
MIT (a)..............      629,184        --              438,091         274,552          670,537        361,529
NWD (a)..............       99,212        --              285,208          31,539          311,865         67,961
MIS (a)..............      554,180        --              637,658         314,530          904,961        250,304
OP1..................      388,617         1,517          137,068         196,083          937,955        198,204
OP2..................      108,852           150          110,320          95,779          205,341         17,112
OP3..................       88,598           100           45,717          36,287          368,233         54,017
OP4..................      196,817           100           34,992         120,357           55,964         78,975
SCA1.................      699,550           200          783,675         516,555          156,923        220,638
SCA2.................      768,145         1,806          267,755         212,361          621,718        603,561
SCA3.................      131,848           705           45,643          40,953          208,058         98,307
SCA4 (b).............       96,820        --               90,923          14,166          159,588         84,139
SCA5 (b).............      217,115        --              172,265          17,823          483,900        202,111
SCA6 (b).............       43,869        --               34,739           3,004           70,707         41,050
SCA7 (c).............      --             --               24,270          --               23,298         --
SCA8 (c).............      --             --                3,935          --               58,676         --
CS1..................       67,177           100           71,296          24,172              816         44,318
CS2..................       29,939           100           14,645          17,409           47,671         12,438
CS3..................       22,526           100            8,200           5,483           11,245         17,472
CS4..................       79,878           100           51,645          41,639           37,441         39,443


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY II CONTRACTS
AIM1.................     (31,976)         (4,955)       1,012,264         299,649
AIM2.................     (81,829)        (24,533)       2,364,773         997,502
AIM3.................    (129,827)        (17,938)       2,523,813       1,213,444
AIM4.................     (95,653)        (26,694)       2,182,559         659,564
AL1..................    (187,819)        (21,446)       3,285,605       1,620,151
AL2..................     (70,919)        (17,839)       1,689,012         755,933
AL3..................     (30,960)         (5,898)         609,369         221,946
GS1..................     (53,851)        (12,429)       1,103,943         610,853
GS2..................      (5,113)         (1,555)         196,193          71,821
GS3..................     (42,740)        (27,737)         948,020         714,634
GS4..................     (16,958)         (2,740)         312,510         202,285
GS5..................     (13,724)         (1,965)         363,268         119,879
JP1..................     (42,424)        (13,072)       1,023,702         625,004
JP2..................     (38,712)         (2,767)         369,882         118,543
JP3..................      (7,416)           (463)         204,338          57,635
LA1..................    (118,859)        (15,964)       1,808,298         982,146
CAS..................     (45,319)         (8,903)       1,155,804         500,296
EGS..................    (110,737)        (25,152)       2,187,292         804,467
HYS..................     (59,441)        (12,291)       1,315,170         554,000
UTS..................     (56,838)        (21,239)       1,524,307         552,461
GSS..................     (84,953)        (21,291)       1,227,270         807,566
TRS (a)..............     (24,991)        (11,284)         695,493         211,045
MIT (a)..............     (61,878)         (6,897)       1,675,934         629,184
NWD (a)..............     (24,877)           (288)         671,408          99,212
MIS (a)..............    (101,249)        (10,654)       1,995,550         554,180
OP1..................     (74,605)         (7,187)       1,389,035         388,617
OP2..................     (26,069)         (4,189)         398,444         108,852
OP3..................     (24,658)         (1,806)         477,890          88,598
OP4..................     (12,398)         (2,615)         275,375         196,817
SCA1.................    (280,157)        (37,843)       1,359,991         699,550
SCA2.................    (105,094)        (49,583)       1,552,524         768,145
SCA3.................     (13,047)         (8,117)         372,502         131,848
SCA4 (b).............      (8,064)         (1,485)         339,267          96,820
SCA5 (b).............     (32,750)         (2,819)         840,530         217,115
SCA6 (b).............      (9,502)           (185)         139,813          43,869
SCA7 (c).............      (1,318)         --               46,250         --
SCA8 (c).............      (1,105)         --               61,506         --
CS1..................      (6,186)         (1,413)         133,103          67,177
CS2..................      (2,790)             (8)          89,465          29,939
CS3..................        (993)           (529)          40,978          22,526
CS4..................      (8,886)         (1,304)         160,078          79,878


(a) For the period May 17, 1999 (commencement of operations) through December 31, 1999.
(b) For the period September 13, 1999 (commencement of operations) through December 31, 1999.
(c) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued


                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY FOCUS CONTRACTS:
AIM1 (a).............      13,617          --              52,911          13,472            4,571            181
AIM2 (a).............      35,873          --              82,605          34,933            2,360          1,199
AIM3 (a).............      54,107          --              79,759          60,253             (185)         2,227
AIM4 (a).............      25,337          --              73,760          26,210           19,048           (398)
AL1 (a)..............      38,842          --              79,097          44,079            9,553          2,632
AL2 (a)..............      32,436          --              59,128          34,264           13,157           (404)
AL3 (a)..............       9,175          --              35,221           9,602            6,745           (382)
GS1 (a)..............       4,085          --              13,751           4,016            2,541             76
GS2 (a)..............       1,112          --               9,495           1,112              (61)        --
GS3 (a)..............      20,598          --              14,187          20,053            4,676            950
GS4 (a)..............      29,257          --               3,328          29,333            2,024         --
GS5 (a)..............       8,621          --              37,306           7,451            4,252          1,193
JP1 (a)..............      18,690          --              15,946          24,288           (7,984)           676
JP2 (a)..............      12,234          --              30,817          12,279           22,246             29
JP3 (a)..............       2,709          --               8,171           2,178            1,026            541
LA1 (b)..............      40,278          --              67,338          38,221           (3,216)         3,486
CAS (a)..............      23,051          --              29,001          21,046            9,715          2,087
EGS (a)..............      41,308          --              61,070          46,092            5,001          1,755
HYS (a)..............      21,929          --              42,591          25,654           15,512          1,092
UTS (a)..............      20,685          --              49,434          21,976            6,480            121
GSS (a)..............      42,930          --              25,921          48,404          (17,094)        (5,086)
TRS (b)..............       8,841          --              32,274           8,393            8,050            489
MIT (b)..............      74,478          --              42,780          74,974            7,003          1,759
NWD (b)..............       7,128          --              27,889           7,662            1,739           (525)
MIS (b)..............      29,925          --              72,653          34,173           14,638          1,363
OP1 (a)..............       7,388          --              40,802          10,772           13,715         (3,121)
OP2 (a)..............       6,976          --              16,914          10,112           (2,572)        (2,840)
OP3 (a)..............       3,882          --               5,715           3,882            5,445         --
OP4 (a)..............       5,669          --               4,504           4,578              324          1,122
SCA1 (a).............      41,528          --             226,012         252,106         (126,759)         9,073
SCA2 (a).............      34,584          --             120,843          34,864          (11,131)           796
SCA3 (a).............       2,642          --               6,272           2,727            4,646            289
SCA4 (c).............       1,940          --               8,968             319            1,384          1,839
SCA5 (c).............       2,350          --              33,825             100            7,478          2,630
SCA6 (c).............       1,253          --               3,214             578            4,192            675
SCA7 (d).............      --              --                 100          --                  919         --
SCA8 (d).............      --              --                 100          --                1,214         --
CS1 (a)..............       1,472          --              --                 989              852            483
CS2 (a)..............         861          --               1,426             100           19,798            761
CS3 (a)..............         100          --                 596             100              593         --
CS4 (a)..............         194          --               3,507             123              135             71


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY FOCUS CONTRACTS
AIM1 (a).............      (5,463)            (36)         65,636          13,617
AIM2 (a).............     (10,900)           (259)        109,938          35,873
AIM3 (a).............      (6,080)         (8,373)        127,601          54,107
AIM4 (a).............     (10,817)           (475)        107,328          25,337
AL1 (a)..............      (7,345)         (7,869)        120,147          38,842
AL2 (a)..............      (4,664)         (1,424)        100,057          32,436
AL3 (a)..............      (1,838)            (45)         49,303           9,175
GS1 (a)..............      (1,023)             (7)         19,354           4,085
GS2 (a)..............        (337)         --              10,209           1,112
GS3 (a)..............      (2,818)           (405)         36,643          20,598
GS4 (a)..............      (1,091)            (76)         33,518          29,257
GS5 (a)..............      (2,859)            (23)         47,320           8,621
JP1 (a)..............      (2,672)         (6,274)         23,980          18,690
JP2 (a)..............     (20,390)            (74)         44,907          12,234
JP3 (a)..............      (1,919)            (10)          9,987           2,709
LA1 (b)..............      (5,291)         (1,429)         99,109          40,278
CAS (a)..............      (4,046)            (82)         57,721          23,051
EGS (a)..............      (6,672)         (6,539)        100,707          41,308
HYS (a)..............      (3,263)         (4,817)         76,769          21,929
UTS (a)..............      (3,609)         (1,412)         72,990          20,685
GSS (a)..............      (2,702)           (388)         49,055          42,930
TRS (b)..............        (426)            (41)         48,739           8,841
MIT (b)..............      (4,484)         (2,255)        119,777          74,478
NWD (b)..............      (1,613)             (9)         35,143           7,128
MIS (b)..............      (2,868)         (5,611)        114,348          29,925
OP1 (a)..............      (7,303)           (263)         54,602           7,388
OP2 (a)..............        (732)           (296)         20,586           6,976
OP3 (a)..............        (741)         --              14,301           3,882
OP4 (a)..............      (2,763)            (31)          7,734           5,669
SCA1 (a).............     (22,354)       (219,651)        118,427          41,528
SCA2 (a).............     (25,006)         (1,076)        119,290          34,584
SCA3 (a).............      (3,396)           (374)         10,164           2,642
SCA4 (c).............      (2,221)           (218)         10,071           1,940
SCA5 (c).............      (1,800)           (380)         41,853           2,350
SCA6 (c).............      (1,920)         --               6,739           1,253
SCA7 (d).............        (100)         --                 919          --
SCA8 (d).............        (100)         --               1,214          --
CS1 (a)..............        (152)         --               2,172           1,472
CS2 (a)..............     (17,277)         --               4,808             861
CS3 (a)..............        (259)         --               1,030             100
CS4 (a)..............        (172)         --               3,664             194


(a) For the period May 15, 1999 (commencement of operations) through December 31, 1999.
(b) For the period May 17, 1999 (commencement of operations) through December 31, 1999.
(c) For the period September 13, 1999 (commencement of operations) through December 31, 1999.
(d) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY ACCOLADE CONTRACTS:
AIM1 - Lvl 1 (a).....      27,793          --              384,905         28,060           (41,629)          (36)
AIM1 - Lvl 2 (b).....      --              --              370,328         --               194,121        --
AIM1 - Lvl 3 (b).....      --              --              447,558         --                 3,892        --
AIM1 - Lvl 4 (b).....      --              --               52,208         --                52,272        --
AIM2 - Lvl 1 (a).....      71,866          --              498,034         71,949          (182,933)          184
AIM2 - Lvl 2 (b).....      --              --              382,186         --               208,132        --
AIM2 - Lvl 3 (b).....      --              --              460,124         --                 3,685        --
AIM2 - Lvl 4 (b).....      --              --              132,342         --                 6,212        --
AIM3 - Lvl 1 (a).....      41,234          --              461,456         41,491          (163,898)           64
AIM3 - Lvl 2 (b).....      --              --              177,373         --               262,332        --
AIM3 - Lvl 3 (b).....      --              --              316,038         --                23,698        --
AIM3 - Lvl 4 (b).....      --              --              138,295         --                 3,956        --
AIM4 - Lvl 1 (a).....      40,021          --              687,396         40,241          (184,631)         (216)
AIM4 - Lvl 2 (b).....      --              --              425,530         --               230,625        --
AIM4 - Lvl 3 (b).....      --              --              433,543         --                25,592        --
AIM4 - Lvl 4 (b).....      --              --               75,964         --                 5,011        --
AL1 - Lvl 1 (a)......      77,992          --              616,352         78,117          (155,985)          248
AL1 - Lvl 2 (b)......      --              --              404,623         --               347,868        --
AL1 - Lvl 3 (b)......      --              --              291,051         --                47,170        --
AL1 - Lvl 4 (b)......      --              --              169,010         --                 5,533        --
AL2 - Lvl 1 (a)......      25,358          --              320,967         25,632           (20,799)           82
AL2 - Lvl 2 (b)......      --              --              208,371         --               127,872        --
AL2 - Lvl 3 (b)......      --              --              278,686         --                17,972        --
AL2 - Lvl 4 (b)......      --              --               27,130         --                 8,366        --
AL3 - Lvl 1 (a)......      12,969          --              213,864         12,969           (80,683)            7
AL3 - Lvl 2 (b)......      --              --              183,429         --               124,559        --
AL3 - Lvl 3 (b)......      --              --               89,777         --                17,026        --
AL3 - Lvl 4 (b)......      --              --               26,419         --                 4,723        --
GS1 - Lvl 1 (a)......      17,289          --              193,553         17,566           (58,585)          (22)
GS1 - Lvl 2 (b)......      --              --              148,660         --                80,821        --
GS1 - Lvl 3 (b)......      --              --              165,022         --                 8,952        --
GS1 - Lvl 4 (b)......      --              --               11,093         --                52,709        --
GS2 - Lvl 1 (a)......       1,775          --               39,050          1,535            (8,288)          244
GS2 - Lvl 2 (b)......      --              --               24,322         --                19,929        --
GS2 - Lvl 3 (b)......      --              --               21,574         --                 1,558        --
GS2 - Lvl 4 (b)......      --              --                4,276         --                 1,673        --
GS3 - Lvl 1 (a)......      23,427          --              158,688         23,176           (74,744)          253
GS3 - Lvl 2 (b)......      --              --               61,628         --                80,676        --
GS3 - Lvl 3 (b)......      --              --               35,238         --                 1,146        --
GS3 - Lvl 4 (b)......      --              --                5,318         --                 2,541        --
GS4 - Lvl 1 (a)......       5,354          --               63,907          5,354             5,242        --
GS4 - Lvl 2 (b)......      --              --               25,748         --                17,777        --
GS4 - Lvl 3 (b)......      --              --               18,983         --                   316        --
GS4 - Lvl 4 (b)......      --              --                  737         --                 1,623        --
GS5 - Lvl 1 (a)......       6,582          --              153,971          6,485           (27,589)          236
GS5 - Lvl 2 (b)......      --              --               82,089         --                48,390        --
GS5 - Lvl 3 (b)......      --              --               70,078         --                    54        --
GS5 - Lvl 4 (b)......      --              --               14,422         --                   634        --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY ACCOLADE CONTRACTS
AIM1 - Lvl 1 (a).....      (6,805)         (231)          364,264          27,793
AIM1 - Lvl 2 (b).....     (14,439)        --              550,010          --
AIM1 - Lvl 3 (b).....      (8,825)        --              442,625          --
AIM1 - Lvl 4 (b).....        (298)        --              104,182          --
AIM2 - Lvl 1 (a).....     (12,789)         (267)          374,178          71,866
AIM2 - Lvl 2 (b).....      (8,810)        --              581,508          --
AIM2 - Lvl 3 (b).....      (7,812)        --              455,997          --
AIM2 - Lvl 4 (b).....      (7,130)        --              131,424          --
AIM3 - Lvl 1 (a).....      (8,827)         (321)          329,965          41,234
AIM3 - Lvl 2 (b).....     (10,946)        --              428,759          --
AIM3 - Lvl 3 (b).....      (7,478)        --              332,258          --
AIM3 - Lvl 4 (b).....      (7,322)        --              134,929          --
AIM4 - Lvl 1 (a).....     (25,395)           (4)          517,391          40,021
AIM4 - Lvl 2 (b).....     (20,084)        --              636,071          --
AIM4 - Lvl 3 (b).....      (2,439)        --              456,696          --
AIM4 - Lvl 4 (b).....        (487)        --               80,488          --
AL1 - Lvl 1 (a)......      (9,235)         (373)          529,124          77,992
AL1 - Lvl 2 (b)......     (17,976)        --              734,515          --
AL1 - Lvl 3 (b)......      (5,783)        --              332,438          --
AL1 - Lvl 4 (b)......      (1,643)        --              172,900          --
AL2 - Lvl 1 (a)......     (12,772)         (356)          312,754          25,358
AL2 - Lvl 2 (b)......      (8,930)        --              327,313          --
AL2 - Lvl 3 (b)......      (2,732)        --              293,926          --
AL2 - Lvl 4 (b)......        (201)        --               35,295          --
AL3 - Lvl 1 (a)......      (6,669)           (7)          139,481          12,969
AL3 - Lvl 2 (b)......      (5,977)        --              302,011          --
AL3 - Lvl 3 (b)......      (1,969)        --              104,834          --
AL3 - Lvl 4 (b)......        (302)        --               30,840          --
GS1 - Lvl 1 (a)......      (2,780)         (255)          149,477          17,289
GS1 - Lvl 2 (b)......      (3,217)        --              226,264          --
GS1 - Lvl 3 (b)......      (2,787)        --              171,187          --
GS1 - Lvl 4 (b)......        (255)        --               63,547          --
GS2 - Lvl 1 (a)......      (2,361)           (4)           30,176           1,775
GS2 - Lvl 2 (b)......        (733)        --               43,518          --
GS2 - Lvl 3 (b)......         (15)        --               23,117          --
GS2 - Lvl 4 (b)......      --             --                5,949          --
GS3 - Lvl 1 (a)......      (6,382)           (2)          100,989          23,427
GS3 - Lvl 2 (b)......      (1,861)        --              140,443          --
GS3 - Lvl 3 (b)......        (267)        --               36,117          --
GS3 - Lvl 4 (b)......      --             --                7,859          --
GS4 - Lvl 1 (a)......      (1,049)        --               73,454           5,354
GS4 - Lvl 2 (b)......        (961)        --               42,564          --
GS4 - Lvl 3 (b)......         (60)        --               19,239          --
GS4 - Lvl 4 (b)......      --             --                2,360          --
GS5 - Lvl 1 (a)......      (2,450)         (139)          130,514           6,582
GS5 - Lvl 2 (b)......      (1,335)        --              129,144          --
GS5 - Lvl 3 (b)......        (467)        --               69,665          --
GS5 - Lvl 4 (b)......         (54)        --               15,002          --


(a) For the period October 15, 1999 (commencement of operations) through December 31, 1999.
(b) For the period April 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued


                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY ACCOLADE CONTRACTS -- CONTINUED:
JP1 - Lvl 1 (a)......       6,455          --              122,654          6,364           (44,441)           91
JP1 - Lvl 2 (b)......      --              --               45,596         --                63,599        --
JP1 - Lvl 3 (b)......      --              --               20,600         --                 5,028        --
JP1 - Lvl 4 (b)......      --              --               33,821         --                55,786        --
JP2 - Lvl 1 (a)......      10,730          --              115,636         10,762           (48,808)          (25)
JP2 - Lvl 2 (b)......      --              --               54,796         --                55,339        --
JP2 - Lvl 3 (b)......      --              --               54,589         --                 2,947        --
JP2 - Lvl 4 (b)......      --              --                3,432         --                 2,974        --
JP3 - Lvl 1 (a)......       5,598          --               91,043            228           (32,205)        5,370
JP3 - Lvl 2 (b)......      --              --               69,594         --                15,587        --
JP3 - Lvl 3 (b)......      --              --               21,960         --                 2,062        --
JP3 - Lvl 4 (b)......      --              --                3,388         --                   462        --
LA1 - Lvl 1 (a)......      55,559          --              305,748         55,648          (107,560)          333
LA1 - Lvl 2 (b)......      --              --              152,102         --               135,337        --
LA1 - Lvl 3 (b)......      --              --              169,888         --                54,674        --
LA1 - Lvl 4 (b)......      --              --               54,625         --                (1,393)       --
CAS - Lvl 1 (a)......       4,427          --              230,290          4,427             6,298        --
CAS - Lvl 2 (b)......      --              --              138,395         --                64,670        --
CAS - Lvl 3 (b)......      --              --              166,218         --                 6,385        --
CAS - Lvl 4 (b)......      --              --              106,422         --                   367        --
EGS - Lvl 1 (a)......      58,261          --              580,856         54,055          (104,531)        4,868
EGS - Lvl 2 (b)......      --              --              605,300         --               194,132        --
EGS - Lvl 3 (b)......      --              --              309,716         --                19,143        --
EGS - Lvl 4 (b)......      --              --              100,057         --                 1,975        --
HYS - Lvl 1 (a)......      44,229          --              252,559         44,529           (22,666)          279
HYS - Lvl 2 (b)......      --              --              241,958         --                45,044        --
HYS - Lvl 3 (b)......      --              --               79,320         --                48,290        --
HYS - Lvl 4 (b)......      --              --               16,658         --                 4,084        --
UTS - Lvl 1 (a)......      49,859          --              295,382         49,738           (33,921)          573
UTS - Lvl 2 (b)......      --              --              234,454         --               168,281        --
UTS - Lvl 3 (b)......      --              --              182,839         --                 8,462        --
UTS - Lvl 4 (b)......      --              --               98,944         --                   300        --
GSS - Lvl 1 (a)......      11,012          --              166,085         10,569            (2,153)          448
GSS - Lvl 2 (b)......      --              --              142,834         --                (3,346)       --
GSS - Lvl 3 (b)......      --              --               77,655         --                (9,690)       --
GSS - Lvl 4 (b)......      --              --               15,993         --                 7,757        --
TRS - Lvl 1 (a)......      42,271          --              202,930         42,576           (41,654)          259
TRS - Lvl 2 (b)......      --              --              124,774         --                49,685        --
TRS - Lvl 3 (b)......      --              --               44,887         --                22,237        --
TRS - Lvl 4 (b)......      --              --                3,383         --               --             --
MIT - Lvl 1 (a)......      48,386          --              349,038         48,217          (146,064)          174
MIT - Lvl 2 (b)......      --              --              169,697         --               188,478        --
MIT - Lvl 3 (b)......      --              --              184,679         --                39,184        --
MIT - Lvl 4 (b)......      --              --               25,345         --                 3,215        --
NWD - Lvl 1 (a)......      18,482          --              205,952         18,756            (3,907)          (74)
NWD - Lvl 2 (b)......      --              --              149,393         --               133,704        --
NWD - Lvl 3 (b)......      --              --              123,306         --                18,193        --
NWD - Lvl 4 (b)......      --              --               26,348         --                 2,915        --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY ACCOLADE CONTRACTS
JP1 - Lvl 1 (a)......        (849)        --                83,819          6,455
JP1 - Lvl 2 (b)......      (2,509)        --               106,686         --
JP1 - Lvl 3 (b)......         (80)        --                25,548         --
JP1 - Lvl 4 (b)......        (637)        --                88,970         --
JP2 - Lvl 1 (a)......      (1,480)            (7)           76,078         10,730
JP2 - Lvl 2 (b)......      (1,707)        --               108,428         --
JP2 - Lvl 3 (b)......        (728)        --                56,808         --
JP2 - Lvl 4 (b)......         (80)        --                 6,326         --
JP3 - Lvl 1 (a)......      (7,430)        --                57,006          5,598
JP3 - Lvl 2 (b)......        (446)        --                84,735         --
JP3 - Lvl 3 (b)......      --             --                24,022         --
JP3 - Lvl 4 (b)......         (27)        --                 3,823         --
LA1 - Lvl 1 (a)......      (8,487)          (422)          245,260         55,559
LA1 - Lvl 2 (b)......      (3,199)        --               284,240         --
LA1 - Lvl 3 (b)......      (1,678)        --               222,884         --
LA1 - Lvl 4 (b)......        (635)        --                52,597         --
CAS - Lvl 1 (a)......      (2,419)        --               238,596          4,427
CAS - Lvl 2 (b)......      (9,051)        --               194,014         --
CAS - Lvl 3 (b)......      (2,917)        --               169,686         --
CAS - Lvl 4 (b)......      (6,491)        --               100,298         --
EGS - Lvl 1 (a)......     (11,598)          (662)          522,988         58,261
EGS - Lvl 2 (b)......     (27,979)        --               771,453         --
EGS - Lvl 3 (b)......      (3,023)        --               325,836         --
EGS - Lvl 4 (b)......        (525)        --               101,507         --
HYS - Lvl 1 (a)......      (8,893)          (579)          265,229         44,229
HYS - Lvl 2 (b)......      (2,485)        --               284,517         --
HYS - Lvl 3 (b)......        (427)        --               127,183         --
HYS - Lvl 4 (b)......        (113)        --                20,629         --
UTS - Lvl 1 (a)......     (10,101)          (452)          301,219         49,859
UTS - Lvl 2 (b)......     (10,080)        --               392,655         --
UTS - Lvl 3 (b)......      (1,068)        --               190,233         --
UTS - Lvl 4 (b)......      (6,537)        --                92,707         --
GSS - Lvl 1 (a)......     (14,389)            (5)          160,555         11,012
GSS - Lvl 2 (b)......      (5,266)        --               134,222         --
GSS - Lvl 3 (b)......        (636)        --                67,329         --
GSS - Lvl 4 (b)......          (3)        --                23,747         --
TRS - Lvl 1 (a)......      (9,067)          (564)          194,480         42,271
TRS - Lvl 2 (b)......      (1,847)        --               172,612         --
TRS - Lvl 3 (b)......      (1,162)        --                65,962         --
TRS - Lvl 4 (b)......      --             --                 3,383         --
MIT - Lvl 1 (a)......      (5,631)            (5)          245,729         48,386
MIT - Lvl 2 (b)......      (7,476)        --               350,699         --
MIT - Lvl 3 (b)......      (6,707)        --               217,156         --
MIT - Lvl 4 (b)......        (339)        --                28,221         --
NWD - Lvl 1 (a)......      (8,445)          (200)          212,082         18,482
NWD - Lvl 2 (b)......      (2,346)        --               280,751         --
NWD - Lvl 3 (b)......        (694)        --               140,805         --
NWD - Lvl 4 (b)......        (136)        --                29,127         --


(a) For the period October 15, 1999 (commencement of operations) through December 31, 1999.
(b) For the period April 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY ACCOLADE CONTRACTS -- CONTINUED:
MIS - Lvl 1 (a)......       55,773         --               413,749         55,995          (93,809)            35
MIS - Lvl 2 (b)......      --              --               322,027        --               250,763        --
MIS - Lvl 3 (b)......      --              --               347,555        --                 5,446        --
MIS - Lvl 4 (b)......      --              --                43,711        --                 8,950        --
OP1 - Lvl 1 (a)......          102         --                81,175            102          (42,385)       --
OP1 - Lvl 2 (b)......      --              --                34,362        --               (24,335)       --
OP1 - Lvl 3 (b)......      --              --                46,662        --               (26,275)       --
OP1 - Lvl 4 (b)......      --              --                 7,314        --                   577        --
OP2 - Lvl 1 (a)......       19,070         --               109,979         19,553          (32,483)           (99)
OP2 - Lvl 2 (b)......      --              --                67,316        --                34,041        --
OP2 - Lvl 3 (b)......      --              --                45,014        --                 9,676        --
OP2 - Lvl 4 (b)......      --              --                 2,685        --                 3,617        --
OP3 - Lvl 1 (a)......          102         --                 8,848            102              979        --
OP3 - Lvl 2 (b)......      --              --                26,626        --                   405        --
OP3 - Lvl 3 (b)......      --              --                 2,342        --                  (334)       --
OP3 - Lvl 4 (b)......      --              --                 5,736        --                 1,518        --
OP4 - Lvl 1 (a)......       25,785         --                 6,604         25,960           (5,242)           158
OP4 - Lvl 2 (b)......      --              --                 8,190        --                 5,616        --
OP4 - Lvl 3 (b)......      --              --                 2,510        --               --             --
SCA1 - Lvl 1 (a).....      366,623         --             1,884,546        380,262       (1,389,897)       (13,639)
SCA1 - Lvl 2 (b).....      --              --               582,961        --               (35,608)       --
SCA1 - Lvl 3 (b).....      --              --               462,823        --               (80,601)       --
SCA1 - Lvl 4 (b).....      --              --                36,390        --               (33,178)       --
SCA2 - Lvl 1 (a).....       11,553         --               336,348         11,119          (65,866)           434
SCA2 - Lvl 2 (b).....      --              --               162,031        --               104,484        --
SCA2 - Lvl 3 (b).....      --              --               202,687        --                26,196        --
SCA2 - Lvl 4 (b).....      --              --                47,938        --                (3,798)       --
SCA3 - Lvl 1 (a).....        2,281         --                77,499          2,115           27,885            166
SCA3 - Lvl 2 (b).....      --              --                33,412        --                16,405        --
SCA3 - Lvl 3 (b).....      --              --               151,124        --                (3,380)       --
SCA3 - Lvl 4 (b).....      --              --                 5,264        --                 4,057        --
SCA4 - Lvl 1 (a).....        9,027         --               100,921          9,040            1,749            (13)
SCA4 - Lvl 2 (b).....      --              --                66,927        --                75,614        --
SCA4 - Lvl 3 (b).....      --              --                96,626        --                25,755        --
SCA4 - Lvl 4 (b).....      --              --                18,870        --                48,551        --
SCA5 - Lvl 1 (a).....       17,878         --               225,066         17,605           15,443            277
SCA5 - Lvl 2 (b).....      --              --               173,246        --               117,103        --
SCA5 - Lvl 3 (b).....      --              --               162,796        --                24,185        --
SCA5 - Lvl 4 (b).....      --              --                34,228        --                12,463        --
SCA6 - Lvl 1 (a).....          394         --                10,717            410           (6,699)           (16)
SCA6 - Lvl 2 (b).....      --              --                23,062        --                 7,741        --
SCA6 - Lvl 3 (b).....      --              --                24,998        --                  (485)       --
SCA6 - Lvl 4 (b).....      --              --               --             --                   207        --
SCA7 - Lvl 1 (c).....      --              --                62,467        --                69,244        --
SCA7 - Lvl 2 (c).....      --              --                49,885        --                76,279        --
SCA7 - Lvl 3 (c).....      --              --               134,176        --                29,644        --
SCA7 - Lvl 4 (c).....      --              --                18,209        --                 1,423        --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY ACCOLADE CONTRACTS
MIS - Lvl 1 (a)......      (4,811)          (257)          370,902          55,773
MIS - Lvl 2 (b)......      (5,506)        --               567,284         --
MIS - Lvl 3 (b)......     (11,325)        --               341,676         --
MIS - Lvl 4 (b)......        (471)        --                52,190         --
OP1 - Lvl 1 (a)......     (11,484)        --                27,408             102
OP1 - Lvl 2 (b)......      (3,039)        --                 6,988         --
OP1 - Lvl 3 (b)......        (366)        --                20,021         --
OP1 - Lvl 4 (b)......      --             --                 7,891         --
OP2 - Lvl 1 (a)......      (2,251)          (384)           94,315          19,070
OP2 - Lvl 2 (b)......        (565)        --               100,792         --
OP2 - Lvl 3 (b)......         (94)        --                54,596         --
OP2 - Lvl 4 (b)......         (84)        --                 6,218         --
OP3 - Lvl 1 (a)......        (146)        --                 9,783             102
OP3 - Lvl 2 (b)......         (22)        --                27,009         --
OP3 - Lvl 3 (b)......      --             --                 2,008         --
OP3 - Lvl 4 (b)......         (75)        --                 7,179         --
OP4 - Lvl 1 (a)......      (1,583)          (333)           25,564          25,785
OP4 - Lvl 2 (b)......      --             --                13,806         --
OP4 - Lvl 3 (b)......      --             --                 2,510         --
SCA1 - Lvl 1 (a).....     (59,734)        --               801,538         366,623
SCA1 - Lvl 2 (b).....     (13,889)        --               533,464         --
SCA1 - Lvl 3 (b).....      (9,199)        --               373,023         --
SCA1 - Lvl 4 (b).....      (3,212)        --               --              --
SCA2 - Lvl 1 (a).....     (13,535)        --               268,500          11,553
SCA2 - Lvl 2 (b).....     (13,153)        --               253,362         --
SCA2 - Lvl 3 (b).....      (3,281)        --               225,602         --
SCA2 - Lvl 4 (b).....        (598)        --                43,542         --
SCA3 - Lvl 1 (a).....      (4,351)        --               103,314           2,281
SCA3 - Lvl 2 (b).....      (4,150)        --                45,667         --
SCA3 - Lvl 3 (b).....        (144)        --               147,600         --
SCA3 - Lvl 4 (b).....         (11)        --                 9,310         --
SCA4 - Lvl 1 (a).....      (1,226)        --               110,471           9,027
SCA4 - Lvl 2 (b).....      (3,299)        --               139,242         --
SCA4 - Lvl 3 (b).....        (735)        --               121,646         --
SCA4 - Lvl 4 (b).....        (198)        --                67,223         --
SCA5 - Lvl 1 (a).....     (14,468)            (4)          243,919          17,878
SCA5 - Lvl 2 (b).....      (3,015)        --               287,334         --
SCA5 - Lvl 3 (b).....        (768)        --               186,213         --
SCA5 - Lvl 4 (b).....        (251)        --                46,440         --
SCA6 - Lvl 1 (a).....        (253)        --                 4,159             394
SCA6 - Lvl 2 (b).....        (128)        --                30,675         --
SCA6 - Lvl 3 (b).....        (200)        --                24,313         --
SCA6 - Lvl 4 (b).....      --             --                   207         --
SCA7 - Lvl 1 (c).....        (989)        --               130,722         --
SCA7 - Lvl 2 (c).....      (1,999)        --               124,165         --
SCA7 - Lvl 3 (c).....        (584)        --               163,236         --
SCA7 - Lvl 4 (c).....          (6)        --                19,626         --


(a) For the period October 15, 1999 (commencement of operations) through December 31, 1999.
(b) For the period April 17, 2000 (commencement of operations) through December 31, 2000.
(c) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY ACCOLADE CONTRACTS -- CONTINUED:
SCA8 - Lvl 1 (c).....      --              --                  122         --                12,228        --
SCA8 - Lvl 2 (c).....      --              --                2,422         --                18,958        --
SCA8 - Lvl 3 (c).....      --              --               11,621         --                   445        --
SCA8 - Lvl 4 (c).....      --              --               23,603         --               --             --
SCA9 - Lvl 1 (c).....      --              --                  828         --               --             --
SCA9 - Lvl 2 (c).....      --              --                2,234         --                  (221)       --
SCA9 - Lvl 3 (c).....      --              --                1,994         --                   635        --
SCA9 - Lvl 4 (c).....      --              --              --              --                 3,293        --
SCA - Lvl 1 (c)......      --              --               67,792         --                70,821        --
SCA - Lvl 2 (c)......      --              --               33,056         --                54,559        --
SCA - Lvl 3 (c)......      --              --               42,738         --                17,177        --
SCA - Lvl 4 (c)......      --              --               15,043         --                 3,398        --
SCB - Lvl 1 (c)......      --              --               19,504         --                77,332        --
SCB - Lvl 2 (c)......      --              --               11,025         --                22,818        --
SCB - Lvl 3 (c)......      --              --               25,839         --                 8,904        --
SCB - Lvl 4 (c)......      --              --                6,428         --                 2,854        --
SCC - Lvl 1 (c)......      --              --                  100         --               --             --
SCC - Lvl 2 (c)......      --              --                  747         --               --             --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY ACCOLADE CONTRACTS
SCA8 - Lvl 1 (c).....        (136)        --                12,214         --
SCA8 - Lvl 2 (c).....        (956)        --                20,424         --
SCA8 - Lvl 3 (c).....        (113)        --                11,953         --
SCA8 - Lvl 4 (c).....      --             --                23,603         --
SCA9 - Lvl 1 (c).....        (100)        --                   728         --
SCA9 - Lvl 2 (c).....      --             --                 2,013         --
SCA9 - Lvl 3 (c).....      --             --                 2,629         --
SCA9 - Lvl 4 (c).....      --             --                 3,293         --
SCA - Lvl 1 (c)......      (1,055)        --               137,558         --
SCA - Lvl 2 (c)......        (221)        --                87,394         --
SCA - Lvl 3 (c)......        (223)        --                59,692         --
SCA - Lvl 4 (c)......         (34)        --                18,407         --
SCB - Lvl 1 (c)......        (493)        --                96,343         --
SCB - Lvl 2 (c)......        (104)        --                33,739         --
SCB - Lvl 3 (c)......        (143)        --                34,600         --
SCB - Lvl 4 (c)......         (10)        --                 9,272         --
SCC - Lvl 1 (c)......        (100)        --               --              --
SCC - Lvl 2 (c)......      --             --                   747         --

(c) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY FOCUS II CONTRACTS (A):
AIM1 - Lvl 3.........      --              --              13,231          --                5,995         --
AIM1 - Lvl 4.........      --              --              20,497          --              --              --
AIM1 - Lvl 5.........      --              --              48,607          --                1,054         --
AIM1 - Lvl 6.........      --              --                 667          --              --              --
AIM2 - Lvl 3.........      --              --              19,899          --                4,096         --
AIM2 - Lvl 4.........      --              --              39,399          --                   31         --
AIM2 - Lvl 5.........      --              --              29,739          --                  599         --
AIM2 - Lvl 6.........      --              --               1,965          --                  700         --
AIM3 - Lvl 3.........      --              --              35,057          --              --              --
AIM3 - Lvl 4.........      --              --              21,121          --                   29         --
AIM3 - Lvl 5.........      --              --              19,004          --                   94         --
AIM3 - Lvl 6.........      --              --              --              --                  623         --
AIM4 - Lvl 3.........      --              --              36,125          --                 (819)        --
AIM4 - Lvl 4.........      --              --              40,383          --                 (707)        --
AIM4 - Lvl 5.........      --              --              31,119          --                2,019         --
AIM4 - Lvl 6.........      --              --                 327          --                  643         --
AL1 - Lvl 3..........      --              --               5,675          --               (1,373)        --
AL1 - Lvl 4..........      --              --               7,714          --              --              --
AL1 - Lvl 5..........      --              --              16,548          --                   51         --
AL1 - Lvl 6..........      --              --                 651          --                  629         --
AL2 - Lvl 3..........      --              --              40,416          --                3,445         --
AL2 - Lvl 4..........      --              --              23,492          --                 (220)        --
AL2 - Lvl 5..........      --              --              12,820          --                 (111)        --
AL2 - Lvl 6..........      --              --              --              --                  284         --
AL3 - Lvl 3..........      --              --                 689          --                   50         --
AL3 - Lvl 4..........      --              --               4,184          --              --              --
AL3 - Lvl 5..........      --              --               5,985          --              --              --
GS1 - Lvl 3..........      --              --                 100          --                1,316         --
GS1 - Lvl 4..........      --              --                 973          --              --              --
GS1 - Lvl 5..........      --              --               1,587          --                   28         --
GS2 - Lvl 3..........      --              --               1,042          --              --              --
GS2 - Lvl 4..........      --              --               2,329          --              --              --
GS2 - Lvl 5..........      --              --                 632          --              --              --
GS3 - Lvl 3..........      --              --                 645          --                  682         --
GS3 - Lvl 4..........      --              --               1,690          --              --              --
GS4 - Lvl 3..........      --              --               5,595          --              --              --
GS4 - Lvl 4..........      --              --                 931          --              --              --
GS5 - Lvl 3..........      --              --               3,159          --              --              --
GS5 - Lvl 4..........      --              --               7,162          --              --              --
GS5 - Lvl 5..........      --              --               6,111          --              --              --
GS5 - Lvl 6..........      --              --              --              --                  299         --
JP1 - Lvl 3..........      --              --                 100          --              --              --
JP1 - Lvl 5..........      --              --               5,189          --              --              --
JP1 - Lvl 6..........      --              --               4,985          --                  286         --
JP2 - Lvl 3..........      --              --               4,413          --                 (740)        --
JP2 - Lvl 4..........      --              --                 746          --              --              --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY FOCUS II CONTRACTS
AIM1 - Lvl 3.........        (193)        --                19,033         --
AIM1 - Lvl 4.........         (30)        --                20,467         --
AIM1 - Lvl 5.........        (200)        --                49,461         --
AIM1 - Lvl 6.........         (16)        --                   651         --
AIM2 - Lvl 3.........        (313)        --                23,682         --
AIM2 - Lvl 4.........        (294)        --                39,136         --
AIM2 - Lvl 5.........         (54)        --                30,284         --
AIM2 - Lvl 6.........         (18)        --                 2,647         --
AIM3 - Lvl 3.........        (136)        --                34,921         --
AIM3 - Lvl 4.........         (83)        --                21,067         --
AIM3 - Lvl 5.........         (52)        --                19,046         --
AIM3 - Lvl 6.........      --             --                   623         --
AIM4 - Lvl 3.........        (305)        --                35,001         --
AIM4 - Lvl 4.........        (310)        --                39,366         --
AIM4 - Lvl 5.........         (83)        --                33,055         --
AIM4 - Lvl 6.........          (8)        --                   962         --
AL1 - Lvl 3..........        (130)        --                 4,172         --
AL1 - Lvl 4..........         (57)        --                 7,657         --
AL1 - Lvl 5..........         (17)        --                16,582         --
AL1 - Lvl 6..........         (16)        --                 1,264         --
AL2 - Lvl 3..........        (160)        --                43,701         --
AL2 - Lvl 4..........      --             --                23,272         --
AL2 - Lvl 5..........      --             --                12,709         --
AL2 - Lvl 6..........      --             --                   284         --
AL3 - Lvl 3..........        (100)        --                   639         --
AL3 - Lvl 4..........      --             --                 4,184         --
AL3 - Lvl 5..........      --             --                 5,985         --
GS1 - Lvl 3..........        (100)        --                 1,316         --
GS1 - Lvl 4..........      --             --                   973         --
GS1 - Lvl 5..........      --             --                 1,615         --
GS2 - Lvl 3..........        (100)        --                   942         --
GS2 - Lvl 4..........         (98)        --                 2,231         --
GS2 - Lvl 5..........      --             --                   632         --
GS3 - Lvl 3..........        (100)        --                 1,227         --
GS3 - Lvl 4..........      --             --                 1,690         --
GS4 - Lvl 3..........        (100)        --                 5,495         --
GS4 - Lvl 4..........      --             --                   931         --
GS5 - Lvl 3..........        (100)        --                 3,059         --
GS5 - Lvl 4..........         (55)        --                 7,107         --
GS5 - Lvl 5..........      --             --                 6,111         --
GS5 - Lvl 6..........      --             --                   299         --
JP1 - Lvl 3..........        (100)        --               --              --
JP1 - Lvl 5..........      --             --                 5,189         --
JP1 - Lvl 6..........      --             --                 5,271         --
JP2 - Lvl 3..........        (100)        --                 3,573         --
JP2 - Lvl 4..........      --             --                   746         --

(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY FOCUS II CONTRACTS (A) -- CONTINUED:
JP3 - Lvl 3..........      --              --               9,909          --                 (709)        --
JP3 - Lvl 5..........      --              --                 520          --              --              --
LA1 - Lvl 3..........      --              --               1,496          --              --              --
LA1 - Lvl 4..........      --              --               7,187          --              --              --
LA1 - Lvl 5..........      --              --              10,263          --                   46         --
LA1 - Lvl 6..........      --              --                 658          --                  474         --
CAS - Lvl 3..........      --              --               4,557          --              --              --
CAS - Lvl 4..........      --              --               8,100          --                   (3)        --
CAS - Lvl 5..........      --              --              31,175          --                  275         --
CAS - Lvl 6..........      --              --                 654          --              --              --
EGS - Lvl 3..........      --              --              12,383          --                  434         --
EGS - Lvl 4..........      --              --              39,135          --                  744         --
EGS - Lvl 5..........      --              --              25,929          --                  775         --
EGS - Lvl 6..........      --              --                 334          --                3,597         --
HYS - Lvl 3..........      --              --              11,243          --                2,393         --
HYS - Lvl 4..........      --              --              10,260          --                1,151         --
HYS - Lvl 5..........      --              --               8,247          --                2,496         --
UTS - Lvl 3..........      --              --              17,215          --                  847         --
UTS - Lvl 4..........      --              --              19,933          --                 (299)        --
UTS - Lvl 5..........      --              --               6,913          --                 (143)        --
UTS - Lvl 6..........      --              --                 273          --                3,018         --
GSS - Lvl 3..........      --              --               9,481          --                  161         --
GSS - Lvl 4..........      --              --                 564          --              --              --
GSS - Lvl 5..........      --              --              --              --                  236         --
TRS - Lvl 3..........      --              --               3,675          --                   41         --
TRS - Lvl 4..........      --              --               5,660          --                  (22)        --
TRS - Lvl 5..........      --              --               3,599          --                   46         --
MIT - Lvl 3..........      --              --              15,566          --              --              --
MIT - Lvl 4..........      --              --               7,535          --                  (18)        --
MIT - Lvl 5..........      --              --               1,955          --              --              --
MIT - Lvl 6..........      --              --                 804          --                  523         --
NWD - Lvl 3..........      --              --              13,847          --                3,935         --
NWD - Lvl 4..........      --              --              20,622          --                  594         --
NWD - Lvl 5..........      --              --              15,228          --                1,101         --
NWD - Lvl 6..........      --              --                 320          --              --              --
MIS - Lvl 3..........      --              --              22,321          --                 (103)        --
MIS - Lvl 4..........      --              --              26,888          --                  163         --
MIS - Lvl 5..........      --              --              23,656          --              --              --
MIS - Lvl 6..........      --              --                 894          --                5,035         --
SCA 1 - Lvl 3........      --              --              46,550          --              (31,148)        --
SCA 1 - Lvl 4........      --              --               4,762          --               (1,387)        --
SCA 1 - Lvl 5........      --              --              27,600          --               (1,068)        --
SCA 1 - Lvl 6........      --              --              14,882          --               17,725         --
SCA 2 - Lvl 3........      --              --              22,166          --                 (949)        --
SCA 2 - Lvl 4........      --              --              22,835          --               (1,195)        --
SCA 2 - Lvl 5........      --              --              17,562          --                  764         --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY FOCUS II CONTRACTS
JP3 - Lvl 3..........        (242)         --               8,958         --
JP3 - Lvl 5..........      --              --                 520         --
LA1 - Lvl 3..........        (148)         --               1,348         --
LA1 - Lvl 4..........      --              --               7,187         --
LA1 - Lvl 5..........        (148)         --              10,161         --
LA1 - Lvl 6..........          (6)         --               1,126         --
CAS - Lvl 3..........        (113)         --               4,444         --
CAS - Lvl 4..........         (85)         --               8,012         --
CAS - Lvl 5..........         (53)         --              31,397         --
CAS - Lvl 6..........         (16)         --                 638         --
EGS - Lvl 3..........        (113)         --              12,704         --
EGS - Lvl 4..........        (163)         --              39,716         --
EGS - Lvl 5..........         (51)         --              26,653         --
EGS - Lvl 6..........          (8)         --               3,923         --
HYS - Lvl 3..........        (100)         --              13,536         --
HYS - Lvl 4..........        (153)         --              11,258         --
HYS - Lvl 5..........         (53)         --              10,690         --
UTS - Lvl 3..........        (257)         --              17,805         --
UTS - Lvl 4..........         (45)         --              19,589         --
UTS - Lvl 5..........      --              --               6,770         --
UTS - Lvl 6..........          (7)         --               3,284         --
GSS - Lvl 3..........        (100)         --               9,542         --
GSS - Lvl 4..........      --              --                 564         --
GSS - Lvl 5..........      --              --                 236         --
TRS - Lvl 3..........        (333)         --               3,383         --
TRS - Lvl 4..........          (6)         --               5,632         --
TRS - Lvl 5..........      --              --               3,645         --
MIT - Lvl 3..........        (119)         --              15,447         --
MIT - Lvl 4..........      --              --               7,517         --
MIT - Lvl 5..........      --              --               1,955         --
MIT - Lvl 6..........         (20)         --               1,307         --
NWD - Lvl 3..........        (184)         --              17,598         --
NWD - Lvl 4..........        (138)         --              21,078         --
NWD - Lvl 5..........         (58)         --              16,271         --
NWD - Lvl 6..........          (8)         --                 312         --
MIS - Lvl 3..........        (619)         --              21,599         --
MIS - Lvl 4..........         (81)         --              26,970         --
MIS - Lvl 5..........         (50)         --              23,606         --
MIS - Lvl 6..........         (22)         --               5,907         --
SCA 1 - Lvl 3........        (149)         --              15,253         --
SCA 1 - Lvl 4........         (32)         --               3,343         --
SCA 1 - Lvl 5........     (10,157)         --              16,375         --
SCA 1 - Lvl 6........      --              --              32,607         --
SCA 2 - Lvl 3........        (141)         --              21,076         --
SCA 2 - Lvl 4........        (196)         --              21,444         --
SCA 2 - Lvl 5........         (43)         --              18,283         --

(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY FOCUS II CONTRACTS (A) -- CONTINUED:
SCA 3 - Lvl 3........      --              --               8,689          --                  23          --
SCA 3 - Lvl 4........      --              --               9,968          --                (290)         --
SCA 3 - Lvl 5........      --              --               8,005          --                 294          --
SCA4 - Lvl 3.........      --              --               9,918          --                   3          --
SCA4 - Lvl 4.........      --              --              31,977          --                 585          --
SCA4 - Lvl 5.........      --              --              10,645          --               1,452          --
SCA5 - Lvl 3.........      --              --              16,538          --               6,022          --
SCA5 - Lvl 4.........      --              --              37,099          --               3,878          --
SCA5 - Lvl 5.........      --              --              22,017          --               2,388          --
SCA5 - Lvl 6.........      --              --                 772          --              --              --
SCA6 - Lvl 3.........      --              --               1,186          --              --              --
SCA6 - Lvl 4.........      --              --               1,034          --                   5          --
SCA6 - Lvl 5.........      --              --               1,932          --              --              --
SCA7 - Lvl 3.........      --              --              34,387          --                (258)         --
SCA7 - Lvl 4.........      --              --              39,992          --                 (67)         --
SCA7 - Lvl 5.........      --              --              23,033          --                 955          --
SCA8 - Lvl 3.........      --              --               3,076          --                (601)         --
SCA8 - Lvl 4.........      --              --               7,305          --              --              --
SCA8 - Lvl 5.........      --              --              10,375          --                (472)         --
SCA9 - Lvl 3.........      --              --               3,943          --                  24          --
SCA - Lvl 3..........      --              --               9,762          --                 318          --
SCA - Lvl 4..........      --              --               9,141          --                (211)         --
SCA - Lvl 5..........      --              --              20,201          --                 788          --
SCB - Lvl 3..........      --              --               4,096          --                (130)         --
SCB - Lvl 4..........      --              --               5,283          --                (496)         --
SCB - Lvl 5..........      --              --               2,917          --                 160          --
SCC - Lvl 3..........      --              --                 780          --              --              --
SCC - Lvl 5..........      --              --                 806          --                 (77)         --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY FOCUS II CONTRACTS
SCA 3 - Lvl 3........        (235)         --               8,477         --
SCA 3 - Lvl 4........         (50)         --               9,628         --
SCA 3 - Lvl 5........         (11)         --               8,288         --
SCA4 - Lvl 3.........        (100)         --               9,821         --
SCA4 - Lvl 4.........        (315)         --              32,247         --
SCA4 - Lvl 5.........         (26)         --              12,071         --
SCA5 - Lvl 3.........        (203)         --              22,357         --
SCA5 - Lvl 4.........        (302)         --              40,675         --
SCA5 - Lvl 5.........         (30)         --              24,375         --
SCA5 - Lvl 6.........          (7)         --                 765         --
SCA6 - Lvl 3.........        (137)         --               1,049         --
SCA6 - Lvl 4.........      --              --               1,039         --
SCA6 - Lvl 5.........      --              --               1,932         --
SCA7 - Lvl 3.........        (453)         --              33,676         --
SCA7 - Lvl 4.........        (321)         --              39,604         --
SCA7 - Lvl 5.........         (65)         --              23,923         --
SCA8 - Lvl 3.........        (111)         --               2,364         --
SCA8 - Lvl 4.........         (27)         --               7,278         --
SCA8 - Lvl 5.........         (29)         --               9,874         --
SCA9 - Lvl 3.........        (100)         --               3,867         --
SCA - Lvl 3..........        (118)         --               9,962         --
SCA - Lvl 4..........         (56)         --               8,874         --
SCA - Lvl 5..........         (11)         --              20,978         --
SCB - Lvl 3..........        (100)         --               3,866         --
SCB - Lvl 4..........         (47)         --               4,740         --
SCB - Lvl 5..........         (10)         --               3,067         --
SCC - Lvl 3..........        (100)         --                 680         --
SCC - Lvl 5..........      --              --                 729         --

(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS (A):
AIM1 - Lvl 2.........      --             --               139,136         --               17,112         --
AIM1 - Lvl 3.........      --             --                24,807         --              --              --
AIM1 - Lvl 4.........      --             --               188,367         --               46,063         --
AIM1 - Lvl 5.........      --             --               257,610         --               76,553         --
AIM1 - Lvl 6.........      --             --                45,942         --               32,257         --
AIM2 - Lvl 1.........      --             --                19,850         --                3,421         --
AIM2 - Lvl 2.........      --             --               132,768         --               18,787         --
AIM2 - Lvl 4.........      --             --               232,740         --               19,789         --
AIM2 - Lvl 5.........      --             --               270,204         --               77,160         --
AIM2 - Lvl 6.........      --             --                70,123         --               10,344         --
AIM3 - Lvl 2.........      --             --                72,276         --               12,178         --
AIM3 - Lvl 3.........      --             --                21,359         --              137,272         --
AIM3 - Lvl 4.........      --             --               274,910         --               33,042         --
AIM3 - Lvl 5.........      --             --               236,062         --              193,488         --
AIM3 - Lvl 6.........      --             --                63,783         --                5,877         --
AIM4 - Lvl 1.........      --             --                 9,930         --                5,182         --
AIM4 - Lvl 2.........      --             --               108,419         --               26,935         --
AIM4 - Lvl 3.........      --             --                31,548         --              --              --
AIM4 - Lvl 4.........      --             --               112,504         --               12,122         --
AIM4 - Lvl 5.........      --             --               238,031         --               55,332         --
AIM4 - Lvl 6.........      --             --                86,817         --                1,321         --
AL1 - Lvl 2..........      --             --               100,958         --               30,433         --
AL1 - Lvl 3..........      --             --                17,275         --              425,093         --
AL1 - Lvl 4..........      --             --               193,413         --               52,553         --
AL1 - Lvl 5..........      --             --               293,614         --              554,194         --
AL1 - Lvl 6..........      --             --               108,607         --               26,368         --
AL2 - Lvl 1..........      --             --               --              --                2,786         --
AL2 - Lvl 2..........      --             --                74,151         --               14,349         --
AL2 - Lvl 3..........      --             --                17,005         --              --              --
AL2 - Lvl 4..........      --             --               153,425         --                7,316         --
AL2 - Lvl 5..........      --             --               130,009         --               56,070         --
AL2 - Lvl 6..........      --             --                50,101         --               11,830         --
AL3 - Lvl 1..........      --             --                10,642         --              --              --
AL3 - Lvl 2..........      --             --                21,312         --               13,505         --
AL3 - Lvl 3..........      --             --                 9,377         --              --              --
AL3 - Lvl 4..........      --             --                27,080         --               11,420         --
AL3 - Lvl 5..........      --             --                47,449         --               16,357         --
AL3 - Lvl 6..........      --             --                13,814         --                1,423         --
GS1 - Lvl 1..........      --             --                19,927         --              --              --
GS1 - Lvl 2..........      --             --                30,457         --               19,656         --
GS1 - Lvl 4..........      --             --                52,552         --               15,876         --
GS1 - Lvl 5..........      --             --                60,330         --               14,854         --
GS1 - Lvl 6..........      --             --                10,118         --                7,678         --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS
AIM1 - Lvl 2.........        (418)         --              155,830         --
AIM1 - Lvl 3.........      --              --               24,807         --
AIM1 - Lvl 4.........        (540)         --              233,890         --
AIM1 - Lvl 5.........        (926)         --              333,237         --
AIM1 - Lvl 6.........        (445)         --               77,754         --
AIM2 - Lvl 1.........     (19,850)         --                3,421         --
AIM2 - Lvl 2.........        (874)         --              150,681         --
AIM2 - Lvl 4.........      (1,346)         --              251,183         --
AIM2 - Lvl 5.........        (783)         --              346,581         --
AIM2 - Lvl 6.........        (190)         --               80,277         --
AIM3 - Lvl 2.........        (358)         --               84,096         --
AIM3 - Lvl 3.........      --              --              158,631         --
AIM3 - Lvl 4.........      (1,431)         --              306,521         --
AIM3 - Lvl 5.........      (1,240)         --              428,310         --
AIM3 - Lvl 6.........        (134)         --               69,526         --
AIM4 - Lvl 1.........      (9,930)         --                5,182         --
AIM4 - Lvl 2.........      (1,121)         --              134,233         --
AIM4 - Lvl 3.........      --              --               31,548         --
AIM4 - Lvl 4.........      (1,429)         --              123,197         --
AIM4 - Lvl 5.........        (817)         --              292,546         --
AIM4 - Lvl 6.........        (193)         --               87,945         --
AL1 - Lvl 2..........        (875)         --              130,516         --
AL1 - Lvl 3..........      --              --              442,368         --
AL1 - Lvl 4..........      (1,235)         --              244,731         --
AL1 - Lvl 5..........      (1,917)         --              845,891         --
AL1 - Lvl 6..........        (581)         --              134,394         --
AL2 - Lvl 1..........      --              --                2,786         --
AL2 - Lvl 2..........      (1,521)         --               86,979         --
AL2 - Lvl 3..........      --              --               17,005         --
AL2 - Lvl 4..........        (882)         --              159,859         --
AL2 - Lvl 5..........        (717)         --              185,362         --
AL2 - Lvl 6..........         (13)         --               61,918         --
AL3 - Lvl 1..........     (10,642)         --              --              --
AL3 - Lvl 2..........        (291)         --               34,526         --
AL3 - Lvl 3..........      --              --                9,377         --
AL3 - Lvl 4..........        (114)         --               38,386         --
AL3 - Lvl 5..........        (373)         --               63,433         --
AL3 - Lvl 6..........         (28)         --               15,209         --
GS1 - Lvl 1..........     (19,927)         --              --              --
GS1 - Lvl 2..........        (475)         --               49,638         --
GS1 - Lvl 4..........        (758)         --               67,670         --
GS1 - Lvl 5..........         (23)         --               75,161         --
GS1 - Lvl 6..........      --              --               17,796         --

(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS (A) -- CONTINUED:
GS2 - Lvl 1..........      --              --                9,381         --              --              --
GS2 - Lvl 2..........      --              --                8,810         --                  717         --
GS2 - Lvl 3..........      --              --               12,386         --              --              --
GS2 - Lvl 4..........      --              --                3,206         --                  742         --
GS2 - Lvl 5..........      --              --               11,194         --                  957         --
GS2 - Lvl 6..........      --              --                2,160         --                  505         --
GS3 - Lvl 1..........      --              --               18,430         --              --              --
GS3 - Lvl 2..........      --              --                7,144         --                  246         --
GS3 - Lvl 3..........      --              --               17,483         --              --              --
GS3 - Lvl 4..........      --              --               20,652         --                5,680         --
GS3 - Lvl 5..........      --              --               52,298         --                7,737         --
GS3 - Lvl 6..........      --              --                3,632         --                6,171         --
GS4 - Lvl 2..........      --              --                3,197         --                  310         --
GS4 - Lvl 4..........      --              --                  641         --                  734         --
GS4 - Lvl 5..........      --              --                4,481         --                3,365         --
GS4 - Lvl 6..........      --              --                  621         --                  133         --
GS5 - Lvl 1..........      --              --                9,804         --              --              --
GS5 - Lvl 2..........      --              --               16,545         --                2,948         --
GS5 - Lvl 3..........      --              --               31,040         --              --              --
GS5 - Lvl 4..........      --              --               36,123         --                2,474         --
GS5 - Lvl 5..........      --              --               17,934         --               13,324         --
GS5 - Lvl 6..........      --              --               13,789         --                1,636         --
JP1 - Lvl 2..........      --              --                9,897         --                3,611         --
JP1 - Lvl 3..........      --              --               15,284         --              --              --
JP1 - Lvl 4..........      --              --               24,711         --               14,729         --
JP1 - Lvl 5..........      --              --               47,956         --                5,962         --
JP1 - Lvl 6..........      --              --                1,084         --                1,336         --
JP2 - Lvl 2..........      --              --                8,131         --                  729         --
JP2 - Lvl 3..........      --              --               13,244         --              --              --
JP2 - Lvl 4..........      --              --               20,927         --                4,442         --
JP2 - Lvl 5..........      --              --               24,659         --                1,782         --
JP2 - Lvl 6..........      --              --                  745         --                  928         --
JP3 - Lvl 2..........      --              --               19,798         --                2,066         --
JP3 - Lvl 3..........      --              --               13,334         --              --              --
JP3 - Lvl 4..........      --              --               12,316         --                4,420         --
JP3 - Lvl 5..........      --              --               16,174         --                4,683         --
JP3 - Lvl 6..........      --              --               12,650         --                1,309         --
LA1 - Lvl 2..........      --              --               39,489         --               14,475         --
LA1 - Lvl 3..........      --              --               23,743         --              --              --
LA1 - Lvl 4..........      --              --               42,837         --               12,792         --
LA1 - Lvl 5..........      --              --              100,824         --               24,757         --
LA1 - Lvl 6..........      --              --              114,195         --                2,828         --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS
GS2 - Lvl 1..........      (9,381)         --              --              --
GS2 - Lvl 2..........        (100)         --                9,427         --
GS2 - Lvl 3..........      --              --               12,386         --
GS2 - Lvl 4..........      --              --                3,948         --
GS2 - Lvl 5..........        (132)         --               12,019         --
GS2 - Lvl 6..........      --              --                2,665         --
GS3 - Lvl 1..........     (18,430)         --              --              --
GS3 - Lvl 2..........        (100)         --                7,290         --
GS3 - Lvl 3..........      --              --               17,483         --
GS3 - Lvl 4..........        (297)         --               26,035         --
GS3 - Lvl 5..........        (305)         --               59,730         --
GS3 - Lvl 6..........         (28)         --                9,775         --
GS4 - Lvl 2..........        (100)         --                3,407         --
GS4 - Lvl 4..........      --              --                1,375         --
GS4 - Lvl 5..........      --              --                7,846         --
GS4 - Lvl 6..........      --              --                  754         --
GS5 - Lvl 1..........      (9,804)         --              --              --
GS5 - Lvl 2..........        (166)         --               19,327         --
GS5 - Lvl 3..........      --              --               31,040         --
GS5 - Lvl 4..........         (51)         --               38,546         --
GS5 - Lvl 5..........      --              --               31,258         --
GS5 - Lvl 6..........         (81)         --               15,344         --
JP1 - Lvl 2..........        (105)         --               13,403         --
JP1 - Lvl 3..........      --              --               15,284         --
JP1 - Lvl 4..........        (242)         --               39,198         --
JP1 - Lvl 5..........        (277)         --               53,641         --
JP1 - Lvl 6..........      --              --                2,420         --
JP2 - Lvl 2..........        (128)         --                8,732         --
JP2 - Lvl 3..........      --              --               13,244         --
JP2 - Lvl 4..........         (31)         --               25,338         --
JP2 - Lvl 5..........        (275)         --               26,166         --
JP2 - Lvl 6..........      --              --                1,673         --
JP3 - Lvl 2..........        (156)         --               21,708         --
JP3 - Lvl 3..........      --              --               13,334         --
JP3 - Lvl 4..........         (33)         --               16,703         --
JP3 - Lvl 5..........          (6)         --               20,851         --
JP3 - Lvl 6..........          (2)         --               13,957         --
LA1 - Lvl 2..........      (1,564)         --               52,400         --
LA1 - Lvl 3..........      --              --               23,743         --
LA1 - Lvl 4..........         (94)         --               55,535         --
LA1 - Lvl 5..........        (381)         --              125,200         --
LA1 - Lvl 6..........         (49)         --              116,974         --


(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS (A) -- CONTINUED:
CAS - Lvl 2..........      --              --               64,841         --                14,632        --
CAS - Lvl 3..........      --              --              --              --                31,811        --
CAS - Lvl 4..........      --              --               93,138         --                45,388        --
CAS - Lvl 5..........      --              --              123,297         --               (10,808)       --
CAS - Lvl 6..........      --              --               74,358         --                17,132        --
EGS - Lvl 1..........      --              --               19,048         --               --             --
EGS - Lvl 2..........      --              --              290,535         --              (117,225)       --
EGS - Lvl 3..........      --              --               14,035         --                32,591        --
EGS - Lvl 4..........      --              --              228,880         --                34,075        --
EGS - Lvl 5..........      --              --              393,956         --                46,870        --
EGS - Lvl 6..........      --              --              121,145         --                22,175        --
HYS - Lvl 2..........      --              --               16,362         --                16,063        --
HYS - Lvl 4..........      --              --               20,686         --                24,699        --
HYS - Lvl 5..........      --              --               47,498         --                20,575        --
HYS - Lvl 6..........      --              --               11,877         --                 3,965        --
UTS - Lvl 2..........      --              --               73,814         --                13,177        --
UTS - Lvl 3..........      --              --               23,829         --               --             --
UTS - Lvl 4..........      --              --              105,207         --                20,979        --
UTS - Lvl 5..........      --              --               99,541         --                45,338        --
UTS - Lvl 6..........      --              --               13,296         --                10,564        --
GSS - Lvl 2..........      --              --               22,741         --                 8,530        --
GSS - Lvl 4..........      --              --               18,196         --                   375        --
GSS - Lvl 5..........      --              --               13,472         --                14,815        --
GSS - Lvl 6..........      --              --                1,451         --                   252        --
TRS - Lvl 2..........      --              --               25,010         --                 5,339        --
TRS - Lvl 4..........      --              --               20,873         --                 7,277        --
TRS - Lvl 5..........      --              --               48,083         --                11,012        --
TRS - Lvl 6..........      --              --                3,774         --                   522        --
MIT - Lvl 2..........      --              --               53,390         --                20,118        --
MIT - Lvl 4..........      --              --               66,459         --                 9,134        --
MIT - Lvl 5..........      --              --              125,666         --                21,414        --
MIT - Lvl 6..........      --              --               61,982         --                 7,013        --
NWD - Lvl 1..........      --              --                9,725         --                 3,013        --
NWD - Lvl 2..........      --              --               82,955         --                26,375        --
NWD - Lvl 3..........      --              --               44,059         --                30,455        --
NWD - Lvl 4..........      --              --               98,962         --                21,416        --
NWD - Lvl 5..........      --              --              165,703         --                13,499        --
NWD - Lvl 6..........      --              --               96,686         --                16,660        --
MIS - Lvl 1..........      --              --              --              --                 2,827        --
MIS - Lvl 2..........      --              --               95,804         --                33,811        --
MIS - Lvl 3..........      --              --               12,738         --                28,487        --
MIS - Lvl 4..........      --              --              131,724         --                31,405        --
MIS - Lvl 5..........      --              --              274,128         --                36,101        --
MIS - Lvl 6..........      --              --              159,869         --                21,837        --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS
CAS - Lvl 2..........      (1,742)         --               77,731         --
CAS - Lvl 3..........      --              --               31,811         --
CAS - Lvl 4..........        (831)         --              137,695         --
CAS - Lvl 5..........        (960)         --              111,529         --
CAS - Lvl 6..........         (68)         --               91,422         --
EGS - Lvl 1..........     (19,048)         --              --              --
EGS - Lvl 2..........        (462)         --              172,848         --
EGS - Lvl 3..........      --              --               46,626         --
EGS - Lvl 4..........      (2,517)         --              260,438         --
EGS - Lvl 5..........      (1,816)         --              439,010         --
EGS - Lvl 6..........        (419)         --              142,901         --
HYS - Lvl 2..........        (573)         --               31,852         --
HYS - Lvl 4..........        (424)         --               44,961         --
HYS - Lvl 5..........        (172)         --               67,901         --
HYS - Lvl 6..........      --              --               15,842         --
UTS - Lvl 2..........        (680)         --               86,311         --
UTS - Lvl 3..........      --              --               23,829         --
UTS - Lvl 4..........      (1,125)         --              125,061         --
UTS - Lvl 5..........        (675)         --              144,204         --
UTS - Lvl 6..........         (30)         --               23,830         --
GSS - Lvl 2..........        (311)         --               30,960         --
GSS - Lvl 4..........        (161)         --               18,410         --
GSS - Lvl 5..........         (94)         --               28,193         --
GSS - Lvl 6..........      --              --                1,703         --
TRS - Lvl 2..........        (386)         --               29,963         --
TRS - Lvl 4..........        (163)         --               27,987         --
TRS - Lvl 5..........        (720)         --               58,375         --
TRS - Lvl 6..........         (26)         --                4,270         --
MIT - Lvl 2..........      (1,507)         --               72,001         --
MIT - Lvl 4..........        (526)         --               75,067         --
MIT - Lvl 5..........        (710)         --              146,370         --
MIT - Lvl 6..........        (235)         --               68,760         --
NWD - Lvl 1..........      (9,725)         --                3,013         --
NWD - Lvl 2..........        (758)         --              108,572         --
NWD - Lvl 3..........      --              --               74,514         --
NWD - Lvl 4..........        (630)         --              119,748         --
NWD - Lvl 5..........        (951)         --              178,251         --
NWD - Lvl 6..........         (87)         --              113,259         --
MIS - Lvl 1..........      --              --                2,827         --
MIS - Lvl 2..........        (312)         --              129,303         --
MIS - Lvl 3..........      --              --               41,225         --
MIS - Lvl 4..........      (1,192)         --              161,937         --
MIS - Lvl 5..........        (922)         --              309,307         --
MIS - Lvl 6..........        (392)         --              181,314         --


(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS (A) -- CONTINUED:
SCA 1 - Lvl 2........      --              --              128,885         --               28,600         --
SCA 1 - Lvl 4........      --              --               56,083         --              (27,940)        --
SCA 1 - Lvl 5........      --              --              160,781         --              (15,424)        --
SCA 1 - Lvl 6........      --              --                9,028         --                6,688         --
SCA 2 - Lvl 2........      --              --               15,565         --                9,844         --
SCA 2 - Lvl 4........      --              --               56,256         --               18,793         --
SCA 2 - Lvl 5........      --              --               74,221         --                  772         --
SCA 2 - Lvl 6........      --              --               14,972         --                3,324         --
SCA 3 - Lvl 2........      --              --               57,484         --                1,667         --
SCA 3 - Lvl 4........      --              --               15,791         --               30,947         --
SCA 3 - Lvl 5........      --              --               32,142         --                8,722         --
SCA 3 - Lvl 6........      --              --                5,368         --                1,457         --
SCA4 - Lvl 2.........      --              --               24,392         --               12,571         --
SCA4 - Lvl 4.........      --              --               20,425         --               20,100         --
SCA4 - Lvl 5.........      --              --              106,029         --               21,355         --
SCA4 - Lvl 6.........      --              --               16,738         --                 (113)        --
SCA5 - Lvl 1.........      --              --               17,879         --                2,643         --
SCA5 - Lvl 2.........      --              --              136,308         --               37,953         --
SCA5 - Lvl 3.........      --              --               31,687         --              --              --
SCA5 - Lvl 4.........      --              --              104,942         --               61,626         --
SCA5 - Lvl 5.........      --              --              164,682         --               39,314         --
SCA5 - Lvl 6.........      --              --               14,555         --               18,090         --
SCA6 - Lvl 2.........      --              --                  100         --                  358         --
SCA6 - Lvl 4.........      --              --               14,980         --                1,028         --
SCA6 - Lvl 5.........      --              --                8,564         --                2,712         --
SCA7 - Lvl 1.........      --              --               18,160         --              --              --
SCA7 - Lvl 2.........      --              --               73,734         --               27,938         --
SCA7 - Lvl 3.........      --              --              --              --               28,266         --
SCA7 - Lvl 4.........      --              --               59,644         --               27,230         --
SCA7 - Lvl 5.........      --              --              153,122         --               47,734         --
SCA7 - Lvl 6.........      --              --               67,229         --               20,378         --
SCA8 - Lvl 2.........      --              --                8,235         --                1,370         --
SCA8 - Lvl 4.........      --              --               43,652         --               (1,421)        --
SCA8 - Lvl 5.........      --              --                7,680         --                  694         --
SCA8 - Lvl 6.........      --              --                3,021         --                3,821         --
SCA9 - Lvl 2.........      --              --                2,711         --              --              --
SCA9 - Lvl 4.........      --              --                2,952         --                  148         --
SCA9 - Lvl 5.........      --              --                8,870         --              --              --
SCA9 - Lvl 6.........      --              --              --              --                   61         --
SCA - Lvl 2..........      --              --               47,874         --               12,459         --
SCA - Lvl 3..........      --              --               11,156         --              --              --
SCA - Lvl 4..........      --              --               22,843         --               24,820         --
SCA - Lvl 5..........      --              --               62,433         --               37,241         --
SCA - Lvl 6..........      --              --               22,863         --                5,415         --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS
SCA 1 - Lvl 2........        (189)         --              157,296         --
SCA 1 - Lvl 4........        (154)         --               27,989         --
SCA 1 - Lvl 5........         (53)         --              145,304         --
SCA 1 - Lvl 6........        (397)         --               15,319         --
SCA 2 - Lvl 2........        (485)         --               24,924         --
SCA 2 - Lvl 4........        (964)         --               74,085         --
SCA 2 - Lvl 5........        (542)         --               74,451         --
SCA 2 - Lvl 6........         (37)         --               18,259         --
SCA 3 - Lvl 2........        (528)         --               58,623         --
SCA 3 - Lvl 4........        (394)         --               46,344         --
SCA 3 - Lvl 5........        (200)         --               40,664         --
SCA 3 - Lvl 6........      --              --                6,825         --
SCA4 - Lvl 2.........        (490)         --               36,473         --
SCA4 - Lvl 4.........        (682)         --               39,843         --
SCA4 - Lvl 5.........        (808)         --              126,576         --
SCA4 - Lvl 6.........          (3)         --               16,622         --
SCA5 - Lvl 1.........     (17,879)         --                2,643         --
SCA5 - Lvl 2.........      (1,244)         --              173,017         --
SCA5 - Lvl 3.........      --              --               31,687         --
SCA5 - Lvl 4.........      (1,066)         --              165,502         --
SCA5 - Lvl 5.........        (895)         --              203,101         --
SCA5 - Lvl 6.........        (334)         --               32,311         --
SCA6 - Lvl 2.........        (102)         --                  356         --
SCA6 - Lvl 4.........        (381)         --               15,627         --
SCA6 - Lvl 5.........        (128)         --               11,148         --
SCA7 - Lvl 1.........     (18,160)         --              --              --
SCA7 - Lvl 2.........        (624)         --              101,048         --
SCA7 - Lvl 3.........      --              --               28,266         --
SCA7 - Lvl 4.........        (722)         --               86,152         --
SCA7 - Lvl 5.........        (669)         --              200,187         --
SCA7 - Lvl 6.........         (55)         --               87,552         --
SCA8 - Lvl 2.........        (129)         --                9,476         --
SCA8 - Lvl 4.........        (659)         --               41,572         --
SCA8 - Lvl 5.........         (40)         --                8,334         --
SCA8 - Lvl 6.........         (15)         --                6,827         --
SCA9 - Lvl 2.........        (100)         --                2,611         --
SCA9 - Lvl 4.........         (13)         --                3,087         --
SCA9 - Lvl 5.........      --              --                8,870         --
SCA9 - Lvl 6.........      --              --                   61         --
SCA - Lvl 2..........        (672)         --               59,661         --
SCA - Lvl 3..........      --              --               11,156         --
SCA - Lvl 4..........        (450)         --               47,213         --
SCA - Lvl 5..........        (632)         --               99,042         --
SCA - Lvl 6..........          (3)         --               28,275         --


(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS (A) -- CONTINUED:
SCB - Lvl 2..........      --              --              25,248          --                2,416         --
SCB - Lvl 3..........      --              --               9,948          --              --              --
SCB - Lvl 4..........      --              --               9,298          --               21,760         --
SCB - Lvl 5..........      --              --              24,830          --                6,078         --
SCB - Lvl 6..........      --              --               5,415          --                1,812         --
SCC - Lvl 2..........      --              --               2,304          --                  958         --
SCC - Lvl 4..........      --              --                 246          --                  466         --
SCC - Lvl 5..........      --              --               3,796          --              --              --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY III CONTRACTS
SCB - Lvl 2..........        (328)         --              27,336          --
SCB - Lvl 3..........      --              --               9,948          --
SCB - Lvl 4..........        (478)         --              30,580          --
SCB - Lvl 5..........        (178)         --              30,730          --
SCB - Lvl 6..........         (22)         --               7,205          --
SCC - Lvl 2..........        (111)         --               3,151          --
SCC - Lvl 4..........      --              --                 712          --
SCC - Lvl 5..........      --              --               3,796          --


(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY SELECT FOUR CONTRACTS (A):
AIM1 - Lvl 3.........      --              --               1,548          --              --              --
AIM1 - Lvl 4.........      --              --               1,497          --                (998)         --
AIM1 - Lvl 5.........      --              --              --              --               2,794          --
AIM2 - Lvl 4.........      --              --               1,561          --              --              --
AIM2 - Lvl 5.........      --              --               5,276          --              --              --
AIM4 - Lvl 3.........      --              --                  60          --                   2          --
AIM4 - Lvl 4.........      --              --               1,415          --              --              --
AIM4 - Lvl 5.........      --              --                 969          --               1,265          --
AL1 - Lvl 4..........      --              --               1,463          --              --              --
AL1 - Lvl 5..........      --              --               4,725          --               1,943          --
AL2 - Lvl 4..........      --              --               3,035          --              (1,152)         --
AL2 - Lvl 5..........      --              --               7,161          --              --              --
GS3 - Lvl 4..........      --              --                 610          --                  15          --
JP1 - Lvl 4..........      --              --                 606          --                  17          --
LA1 - Lvl 3..........      --              --               1,199          --              --              --
LA1 - Lvl 4..........      --              --               1,125          --              --              --
LA1 - Lvl 5..........      --              --                 577          --              --              --
CAS - Lvl 4..........      --              --                 718          --                (420)         --
CAS - Lvl 5..........      --              --               3,830          --              --              --
EGS - Lvl 3..........      --              --               2,200          --                   2          --
EGS - Lvl 4..........      --              --               1,716          --                (191)         --
EGS - Lvl 5..........      --              --               1,663          --              --              --
HYS - Lvl 3..........      --              --                  20          --                  10          --
UTS - Lvl 3..........      --              --                   5          --              --              --
UTS - Lvl 4..........      --              --               1,226          --              --              --
GSS - Lvl 3..........      --              --                  20          --                  (1)         --
TRS - Lvl 3..........      --              --               1,238          --              --              --
TRS - Lvl 4..........      --              --               1,162          --              --              --
TRS - Lvl 5..........      --              --               1,327          --              --              --
MIT - Lvl 3..........      --              --               2,638          --              --              --
MIT - Lvl 4..........      --              --               1,239          --              --              --
NWD - Lvl 3..........      --              --                  15          --                   2          --
NWD - Lvl 4..........      --              --               1,068          --                (681)         --
NWD - Lvl 5..........      --              --               1,558          --               1,345          --
MIS - Lvl 3..........      --              --               2,859          --              --              --
MIS - Lvl 4..........      --              --                 700          --                (408)         --
MIS - Lvl 5..........      --              --               1,634          --               2,585          --
SCA1 - Lvl 3.........      --              --                  15          --                 (10)         --
SCA1 - Lvl 4.........      --              --              --              --               3,906          --
SCA2 - Lvl 3.........      --              --                  55          --                  (8)         --
SCA3 - Lvl 3.........      --              --                  20          --                  (2)         --
SCA3 - Lvl 5.........      --              --                 557          --              --              --
SCA4 - Lvl 3.........      --              --                  45          --                   1          --
SCA5 - Lvl 3.........      --              --                  30          --                   7          --
SCA5 - Lvl 4.........      --              --               1,055          --                (675)         --
SCA5 - Lvl 5.........      --              --              --              --               2,580          --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY SELECT FOUR CONTRACTS
AIM1 - Lvl 3.........      --              --               1,548          --
AIM1 - Lvl 4.........      --              --                 499          --
AIM1 - Lvl 5.........      --              --               2,794          --
AIM2 - Lvl 4.........      --              --               1,561          --
AIM2 - Lvl 5.........      --              --               5,276          --
AIM4 - Lvl 3.........      --              --                  62          --
AIM4 - Lvl 4.........      --              --               1,415          --
AIM4 - Lvl 5.........      --              --               2,234          --
AL1 - Lvl 4..........      --              --               1,463          --
AL1 - Lvl 5..........      --              --               6,668          --
AL2 - Lvl 4..........      --              --               1,883          --
AL2 - Lvl 5..........      --              --               7,161      --
GS3 - Lvl 4..........           (4)        --                 621          --
JP1 - Lvl 4..........           (4)        --                 619          --
LA1 - Lvl 3..........      --              --               1,199          --
LA1 - Lvl 4..........      --              --               1,125          --
LA1 - Lvl 5..........      --              --                 577          --
CAS - Lvl 4..........      --              --                 298          --
CAS - Lvl 5..........      --              --               3,830          --
EGS - Lvl 3..........      --              --               2,202          --
EGS - Lvl 4..........           (8)        --               1,517          --
EGS - Lvl 5..........      --              --               1,663          --
HYS - Lvl 3..........      --              --                  30          --
UTS - Lvl 3..........      --              --                   5          --
UTS - Lvl 4..........      --              --               1,226          --
GSS - Lvl 3..........      --              --                  19          --
TRS - Lvl 3..........      --              --               1,238          --
TRS - Lvl 4..........      --              --               1,162          --
TRS - Lvl 5..........      --              --               1,327          --
MIT - Lvl 3..........      --              --               2,638          --
MIT - Lvl 4..........      --              --               1,239          --
NWD - Lvl 3..........      --              --                  17          --
NWD - Lvl 4..........      --              --                 387          --
NWD - Lvl 5..........      --              --               2,903          --
MIS - Lvl 3..........      --              --               2,859          --
MIS - Lvl 4..........      --              --                 292          --
MIS - Lvl 5..........      --              --               4,219          --
SCA1 - Lvl 3.........      --              --                   5          --
SCA1 - Lvl 4.........      --              --               3,906          --
SCA2 - Lvl 3.........      --              --                  47          --
SCA3 - Lvl 3.........      --              --                  18          --
SCA3 - Lvl 5.........      --              --                 557          --
SCA4 - Lvl 3.........      --              --                  46          --
SCA5 - Lvl 3.........      --              --                  37          --
SCA5 - Lvl 4.........      --              --                 380          --
SCA5 - Lvl 5.........      --              --               2,580          --


(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                         Units Transferred Between
                             Units Outstanding                                            Sub-Accounts and Fixed
                             Beginning of Year                Units Purchased              Accumulation Account
                       -----------------------------   -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999            2000            1999
                       -------------   -------------   -------------   -------------   -------------   -------------
FUTURITY SELECT FOUR CONTRACTS (A) -- CONTINUED:
SCA7 - Lvl 3.........      --              --                  50          --              --              --
SCA8 - Lvl 3.........      --              --               1,915          --              --              --
SCA9 - Lvl 5.........      --              --                 585          --              --              --
SCA - Lvl 3..........      --              --                  30          --              --              --
SCA - Lvl 5..........      --              --                 918          --              --              --
SCB - Lvl 3..........      --              --                  15          --                  (1)         --
SCB - Lvl 5..........      --              --                 574          --              --              --
SCC - Lvl 5..........      --              --                 874          --              --              --


                             Units Withdrawn,                Units Outstanding
                        Surrendered, and Annuitized             End of Year
                       -----------------------------   -----------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                       December 31,    December 31,    December 31,    December 31,
                           2000            1999            2000            1999
                       -------------   -------------   -------------   -------------
FUTURITY SELECT FOUR CONTRACTS
SCA7 - Lvl 3.........      --              --                  50          --
SCA8 - Lvl 3.........      --              --               1,915          --
SCA9 - Lvl 5.........      --              --                 585          --
SCA - Lvl 3..........      --              --                  30          --
SCA - Lvl 5..........      --              --                 918          --
SCB - Lvl 3..........      --              --                  14          --
SCB - Lvl 5..........      --              --                 574          --
SCC - Lvl 5..........      --              --                 874          --


(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(6) INVESTMENT PURCHASES AND SALES
The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-Account for the year ended December 31, 2000:


                                                                Purchases        Sales
                                                              -------------   -----------
AIM Variable Insurance Fund, Inc.
  V.I. Capital Appreciation Fund............................  $ 46,879,880    $ 2,740,411
  V.I. Growth Fund..........................................    60,260,416      9,146,355
  V.I. Growth and Income Fund...............................    52,663,068      7,639,832
  V.I. International Equity Fund............................    66,249,930     11,961,416
The Alger American Fund
  Growth Portfolio..........................................    76,789,545      8,816,209
  Income and Growth Portfolio...............................    48,074,516      6,256,427
  Small Capitalization Portfolio............................    22,684,010      2,938,665
Goldman Sachs Variable Insurance Trust
  VITSM CORE Large Cap Growth Fund..........................    21,471,868      2,540,473
  VITSM CORE Small Cap Equity Fund..........................     4,903,689        560,959
  VITSM CORE US Equity Fund.................................    14,672,940      8,605,510
  Growth and Income Fund....................................     4,105,409      1,152,029
  International Equity Fund.................................    11,035,984      1,370,816
J.P. Morgan Series Trust II
  Equity Portfolio..........................................    12,620,695      3,430,106
  International Opportunities Portfolio.....................     8,671,601      1,749,550
  Small Company Portfolio...................................     9,529,631      4,039,562
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio...............................    29,699,664      6,886,921
MFS/Sun Life Series Trust
  Capital Appreciation Series...............................    30,333,392      2,631,504
  Emerging Growth Series....................................    94,820,633     25,395,793
  High Yield Series.........................................    24,062,493      7,422,306
  Money Market..............................................     9,275,547     10,336,262
  Utilities Series..........................................    37,338,599      4,217,961
  Government Securities Series..............................    18,057,323      9,726,136
  Total Return Series.......................................    12,484,214        918,959
  Massachusetts Investors Trust Series......................    26,573,140      1,762,089
  New Discovery Series......................................    32,360,492      4,929,890
  Massachusetts Investors Growth Stock Series...............    48,656,265      2,716,073
OCC Accumulation Trust
  Equity Portfolio..........................................    18,036,839      7,961,799
  Mid Cap Portfolio.........................................    13,814,310      3,671,584
  Small Cap Portfolio.......................................     9,261,891      3,865,395
  Managed Portfolio.........................................     1,962,964        741,755
Salomon Brothers Variable Series Funds, Inc.
  Variable Capital Fund.....................................       136,417         52,758
  Variable Investors Fund...................................       147,107        226,796
  Variable Strategic Bond Fund..............................     1,004,159      3,113,784
  Variable Total Return Fund................................       815,171      3,016,338

FUTURITY, FUTURITY II, FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY III AND FUTURITY SELECT FOUR SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(6) INVESTMENT PURCHASES AND SALES -- continued


                                                                Purchases        Sales
                                                              -------------   -----------
Sun Capital Advisers Trust
  Sun Capital Money Market Fund.............................  $ 82,822,500    $55,950,788
  Sun Capital Investment Grade Bond Fund....................    27,056,032      6,800,294
  Sun Capital Real Estate Fund..............................     9,983,659      1,330,761
  Sun Capital Select Equity Fund............................    12,329,426        517,975
  Sun Capital Blue Chip Mid Cap Fund........................    35,099,675      4,174,930
  Sun Capital Investors Foundation Fund.....................     2,721,009        465,030
  Sun Capital Davis Venture Value Fund......................    10,969,680        447,503
  Sun Capital Davis Financial Fund..........................     2,413,084        123,128
  Sun Capital Value Equity Fund.............................       302,045          7,366
  Sun Capital Value Mid Cap Fund............................     6,339,969        463,008
  Sun Capital Value Small Cap Fund..........................     3,261,318        126,758
  Sun Capital Value Managed Fund............................       117,714          6,339
Credit Suisse Institutional
  Emerging Markets Portolio.................................     5,153,649      3,682,016
  International Equity Portfolio............................     2,115,069      1,009,421
  Post-Venture Capital Portfolio............................     1,973,639      1,373,515
  Small Company Growth Portfolio............................     6,184,434      4,417,966

INDEPENDENT AUDITORS' REPORT

To the Participants in Futurity, Futurity II, Futurity Focus, Futurity Accolade,
  Futurity Focus II, Futurity III and Futurity Select Four and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Growth and Income Sub-Account, AIM V.I. International Equity Sub-Account, the Alger American Growth Sub-Account, the Alger American Income and Growth Sub-Account, the Alger American Small Capitalization Sub-Account, Goldman Sachs VIT(SM) CORE Large Cap Growth Sub-Account, Goldman Sachs VIT(SM) CORE Small Cap Equity Sub-Account, Goldman Sachs VIT(SM) CORE U.S. Equity Sub-Account, Goldman Sachs Growth and Income Sub-Account, Goldman Sachs International Equity Sub-Account, J.P. Morgan U.S. Disciplined Equity Sub-Account, J.P. Morgan International Opportunities Sub-Account, J.P. Morgan Small Company Sub-Account, Lord Abbett Growth and Income Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life Utilities Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, OCC Accumulation Equity Sub-Account, OCC Accumulation Mid Cap Sub-Account, OCC Accumulation Small Cap Sub-Account, OCC Accumulation Managed Sub-Account, Salomon Brothers Variable Capital Sub-Account, Salomon Brothers Variable Investors Sub-Account, Salomon Brothers Variable Strategic Bond Sub-Account, Salomon Brothers Variable Total Return Sub-Account, Sun Capital Advisers Trust Money Market Sub-Account, Sun Capital Advisers Trust Investment Grade Bond Sub-Account, Sun Capital Advisers Trust Real Estate Sub-Account, Sun Capital Advisers Trust Select Equity Sub-Account, Sun Capital Advisers Trust Blue Chip Mid Cap Sub-Account, Sun Capital Advisers Trust Investors Foundation Sub-Account, Sun Capital Advisers Trust Davis Venture Value Fund Sub-Account, Sun Capital Advisers Trust Davis Financial Sub-Account, Sun Capital Advisers Trust Value Equity Sub-Account, Sun Capital Advisers Trust Value Mid Cap Sub-Account, Sun Capital Advisers Trust Value Small Cap Sub-Account, Sun Capital Advisers Trust Value Managed Sub-Account, Credit Suisse Institutional Emerging Markets Sub-Account, Credit Suisse Institutional International Equity Sub-Account, Credit Suisse Institutional Post-Venture Capital Sub-Account and Credit Suisse Institutional Small Company Growth Sub-Account of Sun Life of Canada (U.S.) Variable Account F, (the "Sub-Accounts") as of December 31, 2000, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2000, the results of their operations and the changes in their net assets for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                        CONSOLIDATED STATEMENTS OF INCOME
                                  (in millions)

              For the years ended December 31, 2000, 1999 and 1998

                                                                      2000                1999              1998
                                                                ---------------     ---------------    ---------------
Revenues
  Premiums and annuity considerations                             $      44.8         $     45.1         $     203.3
  Net investment income                                                 287.7              365.0               455.9
  Net realized investment gains (losses)                                (19.9)               2.3                 8.4
  Fee and other income                                                  297.8              217.5               179.1
                                                                ---------------     ---------------    ---------------

Total revenues                                                          610.4              629.9               846.7
                                                                ---------------     ---------------    ---------------

Benefits and expenses
  Policyowner benefits                                                  338.3              334.9               588.1
  Other operating expenses                                              164.9              101.1               100.0
  Amortization of deferred policy acquisition costs                     123.8               67.8                88.8
                                                                ---------------     ---------------    ---------------

Total benefits and expenses                                             627.0              503.8               776.9
                                                                ---------------     ---------------    ---------------

Income (loss) from operations                                           (16.6)             126.1                69.8

    Interest expense                                                     44.7               43.3                44.9
                                                                ---------------     ---------------    ---------------

Income (loss) before income tax expense and discontinued
operations                                                              (61.3)              82.8                24.9
                                                                ---------------     ---------------    ---------------

Income tax expense (benefit):
    Federal                                                             (61.7)              28.8                10.9
    State                                                                (2.1)               0.3                (0.1)
                                                                ---------------     ---------------    ---------------

    Income tax expense (benefit)                                        (63.8)              29.1                10.8
                                                                ---------------     ---------------    ---------------

Net income from continuing operations                                     2.5               53.7                14.1

Net loss on disposal of subsidiaries, after tax                             -              (12.3)                  -

Discontinued operations                                                     -                1.0                 0.1
                                                                ---------------     ---------------    ---------------

Net income                                                        $       2.5         $     42.4         $      14.2
                                                                ===============     ===============    ===============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                           CONSOLIDATED BALANCE SHEETS
                       (in millions except per share data)

                           December 31, 2000 and 1999


                                ASSETS                                        2000                   1999
                                                                         ----------------      ----------------
Investments
  Available-for-sale fixed maturities at fair value (amortized cost
  of $2,454.5 and $2,685.4 in 2000 and 1999, respectively)                 $    2,501.4           $    2,677.3
  Trading fixed maturities at fair value (amortized cost of $635.5 and
  $1.0 in 2000 and 1999, respectively)                                            648.2                    1.0
  Held-to-maturity fixed maturities at amortized cost                             600.0                      -
  Short-term investments                                                          112.1                  177.2
  Mortgage loans                                                                  846.4                  931.4
  Real estate                                                                      77.7                   95.1
  Policy loans                                                                     41.5                   40.7
  Other invested assets                                                            74.6                   67.9
                                                                         ----------------      ----------------
Total investments                                                               4,901.9                3,990.6

Cash and cash equivalents                                                         390.0                  550.3
Accrued investment income                                                          64.9                   50.5
Deferred policy acquisition costs                                                 762.0                  686.3
Outstanding premiums                                                                3.0                    2.7
Other assets                                                                       61.7                   81.2
Separate account assets                                                        17,874.2               16,123.3
                                                                         ----------------      ----------------

Total assets                                                               $   24,057.7           $   21,484.9
                                                                         ================      ================

                              LIABILITIES

Future contract and policy benefits                                        $      714.7           $      729.3
Contractholder deposit funds and other policy liabilities                       3,313.0                3,144.8
Unearned revenue                                                                    4.5                    7.1
Accrued expenses and taxes                                                         52.7                   98.8
Deferred federal income taxes                                                      41.4                   77.7
Long-term debt payable to affiliates                                              565.0                  565.0
Partnership Capital Securities                                                    607.8                      -
Other liabilities                                                                 123.2                   67.7
Separate account liabilities                                                   17,874.2               16,123.3
                                                                         ----------------      ----------------

Total liabilities                                                              23,296.5               20,813.7
                                                                         ----------------      ----------------

Commitments and contingencies - Note 15

                         STOCKHOLDER'S EQUITY

Common stock, $1,000 par value -  10,000 shares authorized; 6,437 and
  5,900 shares issued and outstanding in 2000 and 1999, respectively       $        6.4           $        5.9
Additional paid-in capital                                                        264.9                  199.4
Accumulated other comprehensive income                                             38.6                    7.1
Retained earnings                                                                 451.3                  458.8
                                                                         ----------------      ----------------

Total stockholder's equity                                                        761.2                  671.2
                                                                         ----------------      ----------------

Total liabilities and stockholder's equity                                 $   24,057.7           $   21,484.9
                                                                         ================      ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (in millions)

              For the years ended December 31, 2000, 1999, and 1998


                                                                              2000           1999            1998

Net income                                                                 $     2.5       $     42.4      $    14.2

                                                                         -------------   -------------   -------------
Other comprehensive income
  Net unrealized holding gains (losses) on available-for-sale
    securities, net of tax                                                      31.4            (68.6)          (4.3)
  Other                                                                          0.1             (0.2)             -
                                                                         -------------   -------------   --------------
                                                                                31.5            (68.8)          (4.3)
                                                                         -------------   -------------   --------------

Comprehensive income                                                       $    34.0       $    (26.4)     $     9.9
                                                                         =============   =============   ==============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (in millions)

              For the years ended December 31, 2000, 1999, and 1998


                                                                         ACCUMULATED
                                                        ADDITIONAL          OTHER                               TOTAL
                                      COMMON STOCK       PAID-IN        COMPREHENSIVE       RETAINED        STOCKHOLDER'S
                                                         CAPITAL            INCOME          EARNINGS           EQUITY
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1997           $        5.9     $      199.4     $         80.2     $     532.2      $       817.7

   Net income                                                                                      14.2               14.2
   Other comprehensive income                                                      (4.3)                              (4.3)
   Dividends to stockholder                                                                       (50.0)             (50.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1998                    5.9            199.4               75.9           496.4              777.6

   Net income                                                                                      42.4               42.4
   Other comprehensive income                                                     (68.8)                             (68.8)
   Dividends to stockholder                                                                       (80.0)             (80.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1999                    5.9            199.4                7.1           458.8              671.2

   Net income                                                                                       2.5                2.5
   Other comprehensive income                                                      31.5                               31.5
   Common shares issued                         0.5                                                                    0.5
    Additional paid-in-capital                                  65.5                                                  65.5
   Dividends to stockholder                                                                       (10.0)             (10.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 2000           $        6.4     $      264.9     $         38.6     $     451.3      $       761.2
                                     ===============  ===============  =================  ==============   ================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (in millions)

              For the years ended December 31, 2000, 1999 and 1998



                                                                             2000                 1999               1998
                                                                        ----------------     ----------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income from continuing operations                                       $    2.5            $    53.7           $    14.1
Adjustments to reconcile net income to net cash provided by
operating activities:
  Amortization of  discount and premiums                                        (0.8)                (0.5)                0.2
  Depreciation and amortization                                                  2.8                  3.7                 2.2
  Net realized (gains) losses on investments                                    19.9                 (2.3)               (8.4)
  Net unrealized gains on trading fixed maturities                             (12.7)                   -                   -
  Interest credited to contractholder deposits                                 195.5                216.4               238.7
  Deferred federal income taxes                                                (53.1)                14.5                (8.6)
  Cash dividends from subsidiaries                                                 -                 19.3                   -
Changes in assets and liabilities:
  Deferred acquisition costs                                                   (83.0)               (88.4)              208.7
  Accrued investment income                                                     (5.7)                11.4                31.1
  Other assets                                                                  15.0                (75.3)               78.5
  Future contract and policy benefits                                          (14.5)                (7.5)           (1,124.0)
   Other, net                                                                   38.7                 72.3               896.6
                                                                         ----------------     ----------------    -------------
Net cash provided by operating activities                                      104.6                217.3               329.1
                                                                         ----------------     ----------------    -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales, maturities and repayments of:
       Available-for-sale fixed maturities                                   1,001.9              1,240.9             1,665.6
       Trading fixed maturities                                                186.9                    -                   -
       Subsidiaries                                                                -                 57.5                 0.6
       Other invested assets                                                       -                    -                 0.9
       Mortgage loans                                                          208.5                385.7               316.9
       Real estate                                                              36.0                  2.8                 6.0
  Purchases of:
       Available-for-sale fixed maturities                                    (738.3)              (615.2)           (1,346.7)
       Trading fixed maturities                                               (821.3)                   -                   -
       Equity securities                                                           -                    -                (0.2)
       Other invested assets                                                    (2.2)                (7.4)              (11.4)
       Mortgage loans                                                         (121.9)              (344.9)             (123.0)
       Real estate                                                             (15.0)                (1.6)               (1.1)
  Changes in other investing activities, net                                     2.8                  3.1               (14.4)
  Net change in policy loans                                                    (0.8)                 1.9                (1.6)
  Net change in short-term investments                                          34.9                155.9               (38.2)
                                                                         ----------------    ----------------    -------------
Net cash provided by (used in) investing activities                           (228.5)               878.7               453.4
                                                                         ----------------    ----------------    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Deposits to contractholder deposit funds                                   1,962.3              1,536.8               910.8
  Withdrawals from contractholder deposit funds                             (1,988.7)            (2,267.2)           (1,803.2)
  Repayment of long-term debt and borrowed funds                                   -                    -              (110.1)
  Dividends paid to stockholder                                                (10.0)               (80.0)              (50.0)
                                                                         ----------------    ----------------    -------------
Net cash provided by (used in) financing activities                            (36.4)              (810.4)          (1,052.5)
                                                                         ----------------    ----------------    -------------
Net change in cash and cash equivalents                                       (160.3)               285.6              (270.0)
  Cash and cash equivalents, beginning of year                                 550.3                264.7               534.7
                                                                         ----------------    ----------------    -------------
  Cash and cash equivalents, end of year                                    $  390.0            $   550.3           $   264.7
                                                                         ================    ================    =============
SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                             $   43.3            $    43.3           $    40.5
  Income taxes paid                                                             63.7                  5.5                50.6

NON-CASH TRANSACTION
On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its 100% ownership in Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     GENERAL

     Sun Life Assurance Company of Canada (U.S.) (the "Company") was incorporated in 1970 as a life insurance company domiciled in the state of Delaware. As of December 31, 2000, the Company was licensed in 48 states and certain other territories. Effective January 31, 2001, the Company became authorized to do business in 49 states. In addition, the Company's wholly-owned insurance subsidiary, Sun Life Insurance and Annuity Company of New York, is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts, group life and disability insurance, and other asset management services.

     The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Sun Life Assurance Company of Canada is a life insurance company domiciled in Canada which reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("SLC"), is now the ultimate parent of Sun Life Assurance Company of Canada and the Company.

     BASIS OF PRESENTATION

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

     For the year ended December 31, 1999, the Company filed its Annual Report on Form 10-K using audited statutory financial statements prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than GAAP. During 2000 the Company changed its basis of accounting to GAAP and has restated the financial statements for the prior years ended December 31, 1999 and 1998 to conform with GAAP. See
     Note 13 for a reconciliation of statutory surplus to GAAP equity and statutory net income to GAAP net income.

     The consolidated financial statements include the accounts of the Company and its subsidiaries. The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York, Sun Life of Canada (U.S.) Distributors, Inc., Sun Life Financial Services Limited, Sun Benefit Services Company, Inc., Sun Capital Advisers, Inc., Sun Life Finance Corporation, Sun Financial Group Advisers, Inc., Sun Life of Canada (U.S.) SPE 97-1, Inc., Sun Life of Canada (U.S.) Holdings General Partner, Inc., and Clarendon Insurance Agency, Inc. The results are also consolidated with Sun Life of Canada Funding, LLC, which is owned by a trust sponsored by the Company and Sun Life of Canada (U.S.) Limited Partnership I, for which
     Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner. All significant intercompany transactions have been eliminated in consolidation.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     Sun Life Insurance and Annuity Company of New York is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in its state of domicile, New York. Sun Life of Canada (U.S.) Distributors, Inc. is a registered investment adviser and broker-dealer. Sun Life Financial Services Limited serves as the marketing administrator for the distribution of the offshore products of Sun Life Assurance Company of Canada (Bermuda), an affiliate. Sun Capital Advisers, Inc. is a registered investment adviser. Sun Life of Canada (U.S.) SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner of Sun Life of Canada (U.S.) Limited Partnership I. Clarendon Insurance Agency, Inc. is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates.
     Sun Benefit Services Company, Inc., Sun Life Finance Corporation and
     Sun Financial Group Advisers, Inc. are currently inactive. Sun Life of Canada Funding, LLC. was organized for the purpose of engaging in activities incidental to establishing the new guaranteed investment products of the Company. Sun Life of Canada (U.S.) Limited Partnership I was established to purchase subordinated debentures issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., and to issue Partnership Capital Securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I.

     In June 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. Sun Life Information Services Ireland, Limited provides information systems development services to Sun Life Assurance Company of Canada and its subsidiaries.

     During 1999, the Company sold two of its subsidiaries, Massachusetts Casualty Insurance Company ("MCIC") (sold February 1999) and New London Trust F.S.B. ("NLT") (sold October 1999). MCIC is a life insurance company that issues only individual disability income policies. NLT is a federally chartered savings bank, which grants commercial, residential real estate and installment loans. The results of operations of MCIC and NLT are reported as discontinued operations.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs, investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

     RECLASSIFICATIONS

     Certain amounts in the prior years' financial statements have been reclassified to conform to the 2000 presentation.

     FINANCIAL INSTRUMENTS

     In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short-term bank participations. All such investments have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     INVESTMENTS

     The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity, trading, or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums, and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Securities that do not meet this criterion are classified as available-for-sale. Available-for-sale securities are carried at aggregate fair value with changes in unrealized gains or losses reported net of policyholder related amounts and of deferred income taxes in a separate component of other comprehensive income. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis. The Company's accounting policy for impairment requires recognition of an other than temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for additional impairment, if necessary.

     Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

     Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

     Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

     Other invested assets consist primarily of leveraged leases and tax credit partnerships.

     The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk.

     Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other than temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

     Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):


     DEFERRED POLICY ACQUISITION COSTS

     Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized; generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

     OTHER ASSETS

     Property, equipment, leasehold improvements and capitalized software costs which are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Reinsurance receivables from reinsurance ceded are also included in other assets.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 4.5% to 5.5% for life insurance and 6.0% to 11.3% for annuities. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon both the Company and its affiliates' experience and industry standards. Estimated liabilities are established for group life and health policies that contain experience-rating provisions.

     Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities and guaranteed investment contracts. The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

     Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

     REVENUE AND EXPENSES

     Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group life and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

     Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, benefits include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     INCOME TAXES

     The Company and its subsidiaries participate in a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments, and are generally not chargeable with liabilities that arise from any other business of the Company.

     SEPARATE ACCOUNTS

     The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the contractholder.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", which establishes accounting and reporting standards for derivative instruments. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value will be recognized in earnings.

     In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133." SFAS No. 137 delays the effective date of SFAS No. 133 for all fiscal quarters until fiscal years beginning after June 15, 2000.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", which amended SFAS No. 133. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     Initial application of SFAS No. 133, as amended, for the Company will begin January 1, 2001. The Company estimates that at January 1, 2001, it will record $8,600,000 as a cumulative transition adjustment that will increase earnings relating to derivatives not designated as hedges prior to adoption of SFAS 133.

     On January 1, 1999, the Company adopted AICPA SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." This SOP provides guidance for determining whether costs of software developed or obtained for internal use should be capitalized or expensed as incurred. In the past, the Company has expensed such costs as they were incurred. The adoption of SOP 98-1, resulted in an increase in pre-tax income of $6,232,000 for the year ended December 31, 1999.

     In July 2000, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Certain Investments". This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the consensus provisions are not expected to have a material impact on the Company's financial condition or results of operations.

     In September 2000, the FASB issued SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" which replaces SFAS No. 125, "Accounting for Transfers and Services of Financial Assets and Extinguishment of Liabilities". This standard revises the methods for accounting for securitizations and other transfers of financial assets and collateral as outlined in SFAS No. 125, and requires certain additional disclosures. For transfers and servicing of financial assets and Extinguishment of liabilities, this standard will be effective for the Company's June 30, 2001 unaudited financial statements. However, for disclosures regarding securitizations and collateral, as well as recognition and reclassification of collateral, this standard will be effective for the Company's December 31, 2000 financial statements. The Company is currently evaluating the financial statement impact of the adoption of this standard, however, it does not expect the adoption of this standard to have a material effect on its financial position or results of operations.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


2.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES

     Effective October 1, 1998, the Company terminated a reinsurance agreement with Sun Life Assurance Company of Canada resulting in a decrease in income from operations to the Company of approximately $64,000,000 in 1998.

     On February 11, 1999, two notes previously issued to the Company by Massachusetts Financial Services Company ("MFS"), an affiliate, were combined into a new note with a February 11, 2000 maturity date. The original notes were each issued for $110,000,000. One note was issued on February 11, 1998 at an interest rate of 6.0% and a due date of February 11, 1999. The other note was issued on December 22, 1998 at an interest rate of 5.55% and a due date of February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six-month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21,1999.

     On December 31, 1998, the Company had an additional $20,000,000 investment in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21, 1999.

     On January 14, 2000, the Company purchased $200,000,000 of notes from MFS. On November 1, 2000, MFS repaid $100,000,000 of these notes.

     On February 5, 1999, the Company sold MCIC to an unaffiliated company. The net proceeds of this sale were $33,965,000. The Company realized a loss of $25,465,000 net of a $14,482,000 tax benefit.

     On October 29, 1999, the Company sold NLT to an unaffiliated company for $30,254,000. The Company realized a gain of $13,170,000 after taxes of $10,186,000.

     On December 22, 1999, the Company acquired twenty-eight mortgages from Sun Life Assurance Company of Canada for a total cost of $118,092,000.

     On June 27, 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. The Company realized a pretax gain of $451,000 on the sale.

     On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its ownership in all 200 shares issued and outstanding of Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

     As a result of the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. on December 21, 2000, and its ownership interest in Sun Life of Canada (U.S.) Limited Partnership I, the Company became the owner of a $600,000,000 8.526% subordinated debenture due May 6, 2027 issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc. The Company also assumed the liability of the partnership capital securities issued to Sun Life of Canada (U.S.) Capital Trust I, a Delaware business Trust sponsored by the Company's parent. Partnership capital securities issued of $600,010,000 accrue interest at 8.526% and have no scheduled maturity date. These partnership capital securities, which represent the limited partner interest of Sun Life (U.S.) Limited Partnership I, may be redeemed on or after May 6, 2027. The Company is accounting for the acquisition of Sun Life of Canada (U.S.) General Partner, Inc. using the purchase method of accounting. The attached proforma statements of income for the years ended December 31, 2000 and 1999 illustrate the Company's results of operations as if the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. took place at the beginning of the year, respectively.

                                                                    Proforma            Proforma
                                                                      2000                1999
                                                                ---------------     --------------
Revenues
  Premiums and annuity considerations                             $      44.8         $     45.1
  Net investment income                                                 338.8              419.8
  Net realized investment gains (losses)                                (19.9)               2.3
  Fee and other income                                                  297.9              217.5
                                                                ---------------     --------------

Total revenues                                                          661.6              684.7
                                                                ---------------     --------------

Benefits and expenses
  Policyowner benefits                                                  338.3              334.9
  Other operating expenses                                              164.9              101.1
  Amortization of deferred policy acquisition costs                     123.8               67.8
                                                                ---------------     --------------

Total benefits and expenses                                             627.0              503.8
                                                                ---------------     --------------

Income (loss) from operations                                            34.6              180.9

    Interest expense                                                     94.5               94.5
                                                                ---------------     --------------

Income (loss) before income tax expense and discontinued
operations                                                              (59.9)              86.4
                                                                ---------------     --------------

Income tax expense (benefit):
    Federal                                                             (61.7)              30.0
    State                                                                (2.1)               0.4
                                                                ---------------     --------------

    Income tax expense (benefit)                                        (63.8)              30.4
                                                                ---------------     --------------

Net income from continuing operations                                     3.9               56.0

Net loss on disposal of subsidiaries, after tax                             -              (12.3)

Discontinued operations                                                     -                1.0
                                                                ---------------     --------------

Net income                                                        $       3.9         $     44.7
                                                                ===============     ==============

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


2.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

     Dividends in the amounts of $10,000,000, $80,000,000, and $50,000,000, were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2000, 1999, and 1998, respectively. The Company and its subsidiaries have management services agreements with Sun Life Assurance Company of Canada which provide that Sun Life Assurance Company of Canada will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $31,857,416 in 2000, $30,745,000 in 1999, and $17,381,000 in 1998.

     As more fully described in Note 7, the Company has been involved in several reinsurance transactions with Sun Life Assurance Company of Canada.

     The Company has accrued $4,259,000 for unpaid interest on surplus notes at December 31, 2000 and 1999, respectively. The Company expensed $43,266,000, $43,266,000, and $44,903,000 for interest on surplus notes and notes payable for the years ended December 31, 2000, 1999 and 1998, respectively.

     On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its $350,000,000 Sun Life Assurance Company of Canada subordinated note to Sun Canada Financial Co., an affiliate, in the form of additional capitalization. On the same day, Sun Canada Financial Co. transferred its ownership in the Company's surplus notes totaling $315,000,000 to Sun Life of Canada (U.S.) Holdings, Inc. in the form of a dividend. As a result, the Company had $565,000,000 of surplus notes issued to its parent, Sun Life of Canada (U.S.) Holdings Inc., as of December 31, 2000. The following table lists the details of the surplus notes outstanding (in 000's):


                                                       MATURITY    PRINCIPAL    RATE
                                                      ----------------------------------
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/07     $150,000    6.625%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/15      150,000    7.250%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/15        7,500    6.125%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/07        7,500    5.750%
            Sun Life of Canada (U.S.) Holdings, Inc.   11/06/27      250,000    8.625%
                                                                   ------------
                                                Total               $565,000
                                                                   ============

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair value of fixed maturities were as follows (in 000's):


                                                                                 DECEMBER 31, 2000
                                                                                 GROSS          GROSS       ESTIMATED
                                                                AMORTIZED      UNREALIZED    UNREALIZED       FAIR
                                                                   COST          GAINS         LOSSES         VALUE
                                                              --------------------------------------------------------
     Available-for-sale fixed maturities:
       United States treasury securities, U.S. Government
         and agency securities                                  $    183,733     $    8,286    $      (68)     $ 191,951
       States, provinces and political subdivisions                   22,515            653             -         23,168
       Mortgage-backed securities                                    123,113          2,132          (317)       124,928
       Public utilities                                              286,744         12,805        (5,914)       293,635
       Transportation                                                245,675         13,406        (3,821)       255,260
       Finance                                                       299,440          8,141        (5,761)       301,820
       Corporate                                                   1,293,302         52,597       (35,271)     1,310,628
                                                              ------------------------------------------------------------
     Total available-for-sale fixed maturities                  $  2,454,522     $   98,020    $  (51,152)   $ 2,501,390
                                                              ============================================================
     Trading fixed maturities:
       United States treasury securities, U.S. Government
         and agency securities                                  $        500     $        1    $       -     $       501
       Mortgage-backed securities                                     18,281            556          (156)        18,681
       Public utilities                                               30,918          1,293          (243)        31,968
       Transportation                                                 97,900          3,218          (266)       100,852
       Finance                                                       159,250          5,470          (348)       164,372
       Corporate                                                     328,662          9,116        (5,975)       331,803
                                                              ------------------------------------------------------------
     Total trading fixed securities                             $    635,511     $   19,654    $   (6,988)   $   648,177
                                                              ============================================================
     Held-to-maturity fixed maturities:
       Sun Life of Canada (U.S.) Holdings, Inc.,
       8.526% subordinated debt, due 2027                       $    600,000     $     -       $  (53,888)   $   546,112
                                                              ------------------------------------------------------------
     Total held-to-maturity fixed maturities                    $    600,000     $     -       $  (53,888)   $   546,112
                                                              ============================================================

                                                                                 DECEMBER 31, 1999
                                                                                 GROSS          GROSS       ESTIMATED
                                                                AMORTIZED      UNREALIZED    UNREALIZED       FAIR
                                                                   COST          GAINS         LOSSES         VALUE
                                                              ---------------------------------------------------------
     Available-for-sale fixed maturities:
       United States treasury securities, U.S. Government
       and agency securities                                    $    107,272     $    2,104    $   (3,191)   $   106,185
       States, provinces and political subdivisions                   32,593             15          (161)        32,447
       Mortgage-backed securities                                     98,903          1,225          (541)        99,587
       Public utilities                                              360,672          7,954        (9,780)       358,846
       Transportation                                                327,544          8,585        (4,258)       331,871
       Finance                                                       281,303          4,632        (6,935)       279,000
       Corporate                                                   1,477,105         22,851       (30,556)     1,469,400
                                                              ------------------------------------------------------------
     Total available-for-sale fixed maturities                  $  2,685,392     $   47,366    $  (55,422)   $ 2,677,336
                                                              ============================================================
     Trading fixed maturities:
       United States treasury securities, U.S. Government
       and agency securities                                    $      1,000     $        2    $        -    $     1,002
                                                              ------------------------------------------------------------
     Total trading fixed securities                             $      1,000     $        2    $        -    $     1,002
                                                              ============================================================

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below (in 000's). Actual maturities may differ from contractual maturities on mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.


                                                                                 DECEMBER 31, 2000

                                                                               AMORTIZED      ESTIMATED
                                                                                 COST         FAIR VALUE
                                                                          -------------------------------------
     Maturities of available-for-sale fixed securities:
               Due in one year or less                                    $      190,837     $      187,267
               Due after one year through five years                             949,281            959,260
               Due after five years through ten years                            537,068            563,360
               Due after ten years                                               777,336            791,503
                                                                          -------------------------------------
                                                                          $    2,454,522     $    2,501,390
                                                                          =====================================
     Maturities of trading fixed securities:
               Due in one year or less                                    $          500     $          501
               Due after one year through five years                             186,541            190,300
               Due after five years through ten years                            266,573            270,476
               Due after ten years                                               181,897            186,900
                                                                          -------------------------------------
                                                                          $      635,511     $      648,177
                                                                          =====================================
     Maturities of held-to-maturity securities:
               Due after ten years                                        $      600,000     $      546,112
                                                                          =====================================

     Gross gains of $9,056,000, $12,496,000 and $25,752,000 and gross losses of
     $24,018,000, $7,646,000, and $1,439,000 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2000, 1999, and 1998, respectively.

     Fixed maturities with an amortized cost of approximately $2,991,000 and $3,009,000 at December 31, 2000 and 1999 respectively, were on deposit with Federal and State governmental authorities as required by law.

     No fixed maturities have been pledged to collateralize various liabilities at December 31, 2000 and 1999, respectively.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED)

     As of December 31, 2000 and 1999, 98% and 94%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2000, the Company incurred realized losses totalling $14,956,000 for other than temporary impairment of value of some of its fixed maturities after determining that not all of the year 2000 unrealized losses are temporary in nature. Also in 2000, the Company stopped accruing income on its holdings of an issuer that declared bankruptcy. $243,000 of interest income on these holdings was not accrued. All of the Company's securities were income producing for the years ended December 31, 1999 and 1998.

     MORTGAGE LOANS AND REAL ESTATE

     The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure. The carrying value of mortgage loans and real estate investments net of applicable reserves and accumulated depreciation on real estate were as follows (in 000's):


                                                                              DECEMBER 31,
                                                                        2000               1999
                                                                 ---------------------------------------
     Total mortgage loans                                        $       846,439      $     931,351
                                                                 =======================================
     Real estate:
        Held-for-sale                                                      7,483              7,804
        Held for production of income                                     70,239             87,290
                                                                 ---------------------------------------
     Total real estate                                           $        77,722      $      95,094
                                                                 =======================================

     Accumulated depreciation on real estate was $14,879,000 and $18,529,000 at December 31, 2000 and 1999, respectively.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, mortgage loans' values are impaired or mortgage loans' values are impaired but they are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $18,165,000 and $33,577,000 at December 31, 2000 and 1999, respectively, against which there are allowances for losses of $4,675,000 and $7,750,000, respectively. During 2000, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $1,500,000.

     The investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets, were as follows (in 000's):


                                             BALANCE AT                                     BALANCE AT
                                             JANUARY 1,      ADDITIONS     SUBTRACTIONS    DECEMBER 31,
                                          ---------------------------------------------------------------
     2000
     Mortgage loans                       $      7,750    $      3,837    $     (6,912)    $      4,675
     Real estate                                 1,723               -          (1,723)               -

     1999
     Mortgage loans                       $      6,600    $      4,045    $     (2,895)    $      7,750
     Real estate                                 1,250           1,379            (906)           1,723

     Mortgage loans and real estate investments comprise the following property types and geographic regions (in 000's):


                                                  DECEMBER 31,
                                              2000           1999
                                          -------------------------------
     Property Type:
        Office building                   $     328,976   $      357,466
        Residential                              47,805           58,546
        Retail                                  379,326          433,970
        Industrial/warehouse                    153,580          156,204
        Other                                    19,149           29,732
        Valuation allowances                     (4,675)          (9,473)
                                          -------------------------------
     Total                                $     924,161   $    1,026,445
                                          ===============================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):


                                                                  DECEMBER 31,
                                                              2000           1999
                                                         -------------------------------
     Geographic region:
        Arizona                                          $     19,809    $     16,155
        California                                             87,607         117,355
        Colorado                                                8,636          13,019
        Connecticut                                            38,401          25,229
        Delaware                                               15,131          15,919
        Florida                                                36,179          43,718
        Georgia                                                46,895          52,178
        Indiana                                                13,496          19,174
        Kentucky                                               14,941          12,225
        Maryland                                               20,849          10,826
        Massachusetts                                          98,377          99,661
        Michigan                                               45,948          69,545
        Nevada                                                  5,308           5,532
        New Jersey                                             16,653          18,806
        New York                                               69,529          65,107
        North Carolina                                         11,009          10,111
        Ohio                                                   35,966          43,947
        Pennsylvania                                          132,615         159,328
        Tennessee                                              12,889          13,385
        Texas                                                  22,380          17,924
        Utah                                                   11,171          11,583
        Virginia                                               20,911          21,731
        Washington                                             60,560          68,657
        All other                                              83,576         104,803
        Valuation allowances                                   (4,675)         (9,473)
                                                         -------------------------------
     Total                                               $    924,161   $   1,026,445
                                                         ===============================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     At December 31, 2000, scheduled mortgage loan maturities were as follows (000's):

     2001                                               $         81,373
     2002                                                         53,711
     2003                                                         31,245
     2004                                                         50,392
     2005                                                         89,651
     Thereafter                                                  540,067
                                                      -------------------
     Total                                              $        846,439
                                                      ===================

     Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $45,119,000 and $15,911,000 at December 31, 2000 and 1999, respectively.

     During 2000, the Company sold commercial mortgage loans in a securitization transaction. In the transaction, the Company retained servicing responsibilities, a Class B and a Class I interest only certificate. The Class B certificate is a subordinated interest. The Company receives annual servicing fees, before expenses, of 0.1 percent of the outstanding balance and rights to future cash flows arising after the investors in the securitization trust have received the return for which they contracted. The investors in the securitization trust have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit, and interest rate risk on the transferred financial assets. The Company recognized a pretax gain of $763,000 on the securitization transaction.

     Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year were as follows:


                                                          CLASS B          CLASS I
     Prepayment speed                                      0                0
     Weighted average life in years                        7.25             4.54
     Expected credit losses                                0                0
     Residual cash flows discount rate                     7.798            8.844
     Treasury rate interpolated for average life           4.97             4.96
     Spread over treasuries                                2.83%            3.88%
     Duration in years                                     5.201            3.611

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows (in 000's):


                                                                             COMMERCIAL MORTGAGES

                                                                            CLASS B          CLASS I
                                                                           ----------       ----------
     Carrying amount of retained
       interests                                                            $    2,737      $   1,634
     Fair value of retained interests                                            2,875          1,716
     Weighted average life in years                                              7.254          4.543

     EXPECTED CREDIT LOSSES
     Impact on fair value of .025% of adverse change                                 4             36
     Impact on fair value of .05% of adverse change                                  8             73

     RESIDUAL CASH FLOWS DISCOUNT RATE
     Impact on fair value of .5% of adverse change                                  75             31
     Impact on fair value of 1% of adverse change                                  150             62

     The total principal amount of the commercial mortgage loans was $32,035,000 at December 31, 2000, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of the securitization and at December 31, 2000.

     SECURITIES LENDING

     The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan at December 31, 2000 and 1999, respectively. The Company requires collateral at 102% of the value of securities loaned. As of December 31, 2000 and 1999, the Company had received no collateral for securities on loan. The income resulting from this program was $48,000, $37,000 and $135,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

     LEVERAGED LEASES

     The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.78 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the master Lessee may exercise a fixed price purchase option to purchase the equipment. The Company's net investment in leveraged leases is composed of the following elements (in 000's):

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):


                                                                 YEAR ENDED DECEMBER 31,
                                                                 2000                1999
                                                            ---------------     ---------------
      Lease contracts receivable                            $      57,623      $       69,766
      Less: non-recourse debt                                     (57,607)            (69,749)
                                                            ---------------     ---------------
      Net Receivable                                                   16                  17
      Estimated residual value of leased assets                    41,150              41,150
      Less: unearned and deferred income                           (6,718)             (7,808)
                                                            ---------------     ---------------
      Investment in leverage lease                                 34,448              33,359
      Less: fees                                                      (88)               (113)
                                                            ---------------     ---------------
      Net investment in leverage leases                     $      34,360      $       33,246
                                                            ===============     ===============

     DERIVATIVES

     The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The derivative financial instruments used by the Company include swaps and options. The Company does not hold or issue any derivative instruments for trading purposes.

     SWAPS

     Swap agreements are contracts with other parties to exchange at specified intervals, the difference between fixed and floating rate interest amounts based upon a notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The Company enters into interest rate swap agreements to hedge against exposure to interest rate fluctuations. Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The net payable/receivable is recognized over the life of the swap contract as an adjustment to net investment income.

     In 2000, the Company launched a new guaranteed investment contract program. The purpose of the program was to increase market place and interest for these products. Each deal is highly individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the note.

     The net increase (decrease) in net investment income related to interest rate swaps was $166,000, ($2,513,000) and ($1,686,000) for the years ended
     December 31, 2000, 1999 and 1998, respectively. The Company did not employ hedge accounting treatment in 2000, 1999 and 1998. As a result, the unrealized gains and losses were realized immediately in those years and the deferred balances as of the year ended December 31, 1997 were realized during 1998.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     The Company recognized gross realized gains on swaps of $3,924,000, $4,735,000, and $6,568,000 in 2000, 1999, and 1998, respectively, as well as gross realized losses of $1,156,000, $1,789,000, and $20,538,000 during
     2000, 1999, and 1998, respectively.

     The Company's primary risks associated with these transactions are exposure to potential credit loss in the event of non-performance by counter-parties and market risk. The Company regularly assesses the strength of the counter-parties and generally enters into transactions with counter-parties rated "A" or better by nationally recognized ratings agencies. Management believes that the risk of incurring losses related to credit risk is remote. As of December 31, 2000 and 1999, the Company's derivatives had no significant concentration of credit risk. The Company does not require collateral or other security to support derivative financial instruments with credit risk.

     OPTIONS

     Options are legal contracts that give the contractholder the right to buy or sell a specific amount of the underlying interest at a strike price upon exercise of the option. Cash is exchanged to purchase the option and through the exercise date, the holder can elect to exercise the option or allow it to expire. The Company also utilizes options to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.

     The Company's underlying notional or principal amounts associated with open derivatives positions were as follows (in 000's):


                                                                   OUTSTANDING AT
                                                                 DECEMBER 31, 2000
                                                          ---------------------------------
                                                             NOTIONAL
                                                             PRINCIPAL    UNREALIZED GAIN
                                                              AMOUNTS         (LOSS)
     Interest rate swaps                                   $1,308,496      $  (40,432)
     Currency swaps                                           370,554           1,839
     Equity swaps                                             162,576         (16,883)
                                                          ---------------------------------
        Total                                              $1,841,626      $  (55,476)
                                                          =================================


                                                                   OUTSTANDING AT
                                                                 DECEMBER 31, 1999
                                                          ---------------------------------
                                                             NOTIONAL
                                                             PRINCIPAL    UNREALIZED GAIN
                                                              AMOUNTS         (LOSS)
     Interest rate swaps                                   $  368,000      $   9,522
     Currency swaps                                             1,700            295
                                                          ---------------------------------
        Total                                              $  369,700      $   9,817
                                                          =================================

At December 31, 2000, the unrealized gains (losses) on derivatives are included with other liabilities on the financial statements. The unrealized gains (losses) on derivatives are included with other assets at December 31, 1999.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


4.   NET REALIZED INVESTMENT GAINS AND LOSSES

     Net realized investment gains (losses) consisted of the following (in
000's):

                                                      2000              1999              1998
                                                   ---------------------------------------------
     Fixed maturities                              $  (14,962)        $  4,846          $ 24,268
     Mortgage and other loans                           2,057            1,981                36
     Real estate                                        5,211             (742)              499
     Derivative instruments                             2,768            2,945           (13,970)
     Short term investments                               (22)               4                24
     Write-down of fixed maturities                    (14,956)          (6,689)           (2,481)
                                                   ---------------------------------------------
        Total                                      $  (19,904)        $  2,345          $  8,376
                                                   =============================================

5.   NET INVESTMENT INCOME

     Net investment income consisted of the following (in 000's):

                                                      2000             1999              1998
                                                   ---------------------------------------------
     Fixed maturities                              $  265,608       $  254,390        $  295,167
     Equity securities                                      -              (33)               37
     Mortgage and other loans                          77,807           90,638           103,804
     Real estate                                        8,868            6,829             7,844
     Policy loans                                       3,047            3,172             2,934
     Derivatives                                      (66,773)          17,671           (11,880)
     Income on funds withheld under reinsurance             -                -            67,045
     Other                                              4,664           (1,416)             (817)
                                                   ---------------------------------------------
        Gross investment income                       293,221          371,251           464,134
     Less: Investment expenses                          5,510            6,273             8,277
                                                   ---------------------------------------------
        Net investment income                      $  287,711       $  364,978        $  455,857
                                                   =============================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    SFAS 107 "Disclosure about Fair Value of Financial Instruments" excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

    The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 (in 000's):

                                                        DECEMBER 31, 2000                     DECEMBER 31, 1999
                                                   CARRYING          ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT           FAIR VALUE           AMOUNT          FAIR VALUE
                                               ------------------------------------------------------------------------
 Financial assets:
         Cash and cash equivalents             $       390,049    $       390,049    $       550,265    $       550,265
         Fixed maturities                            3,749,567          3,695,679          2,678,340          2,678,340
         Short-term investments                        112,077            112,077            177,213            177,213
         Mortgages                                     846,439            886,384            931,351            933,725
         Derivatives                                   (55,476)           (55,476)             9,817              9,817
         Policy loans                                   41,459             41,459             40,660             40,660
         Other invested assets                          74,551             74,551             67,938             67,938

 Financial liabilities:
         Guaranteed investment contracts       $     1,002,865    $       998,544    $       677,265    $       665,830
         Contractholder deposit funds                2,129,758          2,090,197          2,279,413          2,213,896
         Fixed annuity contracts                       102,637             98,337            112,794            105,845
         Interest sensitive life insurance             114,198            116,900            116,999            119,659
         Long-term debt                                565,000            510,962            565,000            529,212
         Partnership capital securities                607,826            553,938                  -                  -

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


6.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):

    The fair values of cash and cash equivalents are estimated to be cost plus accrued interest which approximates fair value. The fair values of short-term bonds are estimated to be the amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

    Policy loans are stated at unpaid principal balances, which approximate fair value.

    The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

    The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

    The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings. The carrying amount of all other assets is assumed to approximate fair value.

7.  REINSURANCE

    INDIVIDUAL INSURANCE

    The Company had several agreements with Sun Life Assurance Company of Canada, which provided that Sun Life Assurance Company of Canada would reinsure the mortality risk and certain ancillary benefits under various individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits were reinsured on a yearly renewable term basis and coinsurance basis, respectively. The effective dates of these agreements were June 1, 1982, November 1, 1986, and January 1, 1987. These agreements were terminated on December 31, 2000.

    Effective January 1, 1991, the Company entered into an agreement with Sun Life Assurance Company of Canada under which certain individual life insurance contracts issued by Sun Life Assurance Company of Canada were reinsured by the Company on a 90% coinsurance basis. Also effective January 1, 1991, the Company entered into an agreement with Sun Life Assurance Company of Canada which provides that Sun Life Assurance Company of Canada will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. These two agreements were terminated effective October 1, 1998.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


7.  REINSURANCE (CONTINUED):

    The Company had an agreement with an unrelated company which provided reinsurance of a small block of individual life insurance contracts on a modified coinsurance basis. This agreement was terminated on December 31, 2000.

    The Company has agreements with Sun Life Assurance Company of Canada and with other unrelated companies which provide for reinsurance of certain mortality risks associated with the individual and corporate owned life insurance (COLI) contracts. These amounts are reinsured on a yearly renewable term basis.


    GROUP INSURANCE

    The Company has an agreement with Sun Life Assurance Company of Canada whereby Sun Life Assurance Company of Canada reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.

    The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.

    The effects of reinsurance were as follows (in 000's):

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                          2000               1999               1998
                                                    ----------------------------------------------------
 Insurance premiums:
       Direct                                       $        51,058     $        54,662    $      58,940
       Assumed                                                    -                   -          159,787
       Ceded                                                  6,255               9,595           15,414
                                                    ----------------------------------------------------
 Net premiums                                       $        44,803     $        45,067    $     203,313
                                                    ====================================================

 Insurance and other individual policy benefits
  and claims:
       Direct                                       $       346,411     $       342,284    $     352,968
       Assumed                                                    -                   -          248,664
       Ceded                                                  8,077               7,433           13,523
                                                    ----------------------------------------------------
 Net policy benefits and claims                     $       338,334     $       334,851    $     588,109
                                                    ====================================================

    The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS:

    PENSION PLAN

    The Company and its subsidiaries participate with Sun Life Assurance Company of Canada in a non-contributory defined benefit pension plan covering essentially all employees. Benefits under all plans are based on years of service and employees' average compensation. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully funded. Most pension plan assets consist of separate accounts of Sun Life Assurance Company of Canada or other insurance company contracts.

    The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31, 2000, 1999, and 1998 (in 000's):

                                                                                   YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                       2000                  1999                1998
                                                                ----------------------------------------------------------
   CHANGE IN PROJECTED BENEFIT OBLIGATION:
   Projected benefit obligation at beginning of                    $      99,520        $     110,792        $      79,684
   year

   Service cost                                                            5,242                5,632                4,506

   Interest cost                                                           7,399                6,952                6,452

   Actuarial loss (gain)                                                     579              (21,480)              21,975

   Benefits paid                                                          (3,065)              (2,376)              (1,825)
                                                                ----------------------------------------------------------
   Projected benefit obligation at end of year                     $     109,675        $      99,520        $     110,792
                                                                ==========================================================

   CHANGE IN FAIR VALUE OF PLAN ASSETS:
   Fair value of plan assets at beginning of year                  $     158,271        $     151,575        $     136,610
   Actual return on plan assets                                            8,218                9,072               16,790
   Benefits paid                                                          (3,285)              (2,376)              (1,825)
                                                                ----------------------------------------------------------
   Fair value of plan assets at end of year                        $     163,204        $     158,271        $     151,575
                                                                ==========================================================

   Funded status                                                   $      53,529        $      58,752        $      40,783
   Unrecognized net actuarial loss                                       (12,620)             (20,071)              (2,113)
   Unrecognized transition obligation                                    (20,561)             (22,617)             (24,674)
   Unrecognized prior service cost                                         6,501                7,081                7,661
                                                                ----------------------------------------------------------
   Prepaid benefit cost                                            $      26,849        $      23,145        $      21,657
                                                                ==========================================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

    The following table sets forth the components of the net periodic pension cost for the years ended December 31, 2000, 1999, and 1998 (in 000's).

                                                                          YEAR ENDED DECEMBER 31,
                                                                2000                1999                1998
                                                           -----------------------------------------------------
     COMPONENTS OF NET PERIODIC BENEFIT COST:
     Service cost                                           $      5,242        $      5,632        $      4,506

     Interest cost                                                 7,399               6,952               6,452

     Expected return on plan assets                              (13,723)            (12,041)            (10,172)

     Amortization of transition obligation asset                  (2,056)             (2,056)             (2,056)

     Amortization of prior service cost                              580                 580                 580

     Recognized net actuarial gain                                (1,146)               (554)               (677)
                                                           -----------------------------------------------------
     Net periodic benefit cost                              $     (3,704)       $     (1,487)       $     (1,367)
                                                           =====================================================
     The Company's share of net periodic benefit cost       $        805        $        736        $        586
                                                           =====================================================

    The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 7.5% for the years ended December 31, 2000 and 1999. The expected return on plan assets for 2000 and 1999 was 8.75% and the assumed rate of compensation increase for both 2000 and 1999 was 4.50%.

    The Company and certain subsidiaries also participate with Sun Life Assurance Company of Canada and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. Under the various plans the Company matches, up to specified amounts, employees' contributions to the plan. The Company's contributions were $354,000, $284,000, and $231,000 for the years ended December 31, 2000, 1999, and 1998, respectively.

    OTHER POST-RETIREMENT BENEFIT PLANS

    In addition to pension benefits, the Company and certain subsidiaries provide certain health, dental, and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other postretirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2000 and 1999 (in 000's).

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

                                                                            YEAR ENDED DECEMBER 31,
                                                                  2000                1999               1998
                                                            -----------------------------------------------------
     CHANGE IN BENEFIT OBLIGATION:
     Benefit obligation at beginning of year                 $     12,217        $      10,419       $      9,845

     Service cost                                                     529                  413                240

     Interest cost                                                  1,139                  845                673

     Actuarial loss                                                 3,665                1,048                308

     Benefits paid                                                   (465)                (508)              (647)
                                                            -----------------------------------------------------

     Benefit obligation at end of year                       $     17,085        $      12,217       $     10,419
                                                            =====================================================

     CHANGE IN FAIR VALUE OF PLAN ASSETS:
     Fair value of plan assets at beginning of year          $          -        $           -       $          -
     Employer contributions                                           465                  508                647

     Benefits paid                                                   (465)                (508)              (647)
                                                            -----------------------------------------------------
     Fair value of plan assets at end of year                $          -        $           -       $          -
                                                            =====================================================

     Funded Status                                           $    (17,085)       $     (12,217)      $    (10,419)
     Unrecognized net actuarial loss                                4,914                1,469                586
     Unrecognized transition obligation                                95                  140                185
                                                            -----------------------------------------------------
     Prepaid (accrued) benefit cost                          $    (12,076)       $     (10,608)      $     (9,648)
                                                            =====================================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

    The following table sets forth the components of the net periodic postretirement benefit costs for the years ended December 31, 2000, 1999, and 1998 (in 000's).

                                                                   2000                1999                  1998
                                                            ----------------------------------------------------------
     COMPONENTS OF NET PERIODIC BENEFIT COST
     Service cost                                            $           529      $           413       $          240

     Interest cost                                                     1,139                  845                  673

     Amortization of transition obligation(asset)                         45                   45                   45

     Recognized net actuarial loss (gain)                                219                  164                  (20)
                                                            ----------------------------------------------------------

     Net periodic benefit cost                               $         1,932      $         1,467       $          938
                                                            ==========================================================

     The Company's share of net periodic benefit cost        $           219      $           185       $           95
                                                            ==========================================================

In order to measure the postretirement benefit obligation at December 31, 2000 the Company assumed a 10.9% annual rate of increase in the per capita cost of covered health care benefits (5.5% for dental benefits). These rates were assumed to decrease gradually to 5.0% for 2006 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $3.4 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $405 thousand. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $2.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $320 thousand. The assumed weighted average discount rate used in determining the postretirement benefit obligation for both 2000 and 1999 was 7.50%.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


9.  FEDERAL INCOME TAXES

    The Company and its subsidiaries file a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. as previously described in Note 1. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31, 2000, 1999 and 1998 was as follows (in 000's):

                                                          2000           1999              1998
                                                      -----------    -------------    -------------
       Federal income tax expense (benefit):
           Current                                    $   (8,536)    $      18,570    $      19,476
           Deferred                                      (53,145)           10,210          (8,551)
                                                       ----------     ------------     ------------

       Total                                          $  (61,681)    $      28,780    $      10,925
                                                       ==========     ============     ============

    Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:

                                                                   2000            1999             1998
                                                               -----------    -------------    -------------
       Expected federal income tax expense                     $  (21,455)    $      28,969    $       9,405
           Low income housing credit                               (5,805)           (6,348)          (4,446)
           Additional tax provision                               (35,897)            6,851            5,423
           Other                                                    1,476              (692)             543
                                                                ----------     ------------     ------------
       Federal income tax expense                              $  (61,681)    $      28,780    $      10,925
                                                                ==========     ============     ============

   The deferred income tax (asset) liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax (assets) and liabilities as of December 31, 2000 and 1999 were as follows (in 000's):

                                                                    2000                1999
                                                              -----------------   -----------------
      Deferred tax assets:
          Actuarial liabilities                               $        177,709    $        136,560
          Other                                                            845                 943
                                                              -----------------   -----------------
       Total deferred tax assets                              $        178,554    $        137,503
      Deferred tax liabilities:
          Deferred policy acquisition costs                           (189,447)           (193,238)
          Investments, net                                             (30,513)            (21,940)
                                                              -----------------   -----------------
      Total deferred tax liabilities                          $       (219,960)   $       (215,178)
                                                              -----------------   -----------------
      Net deferred tax liabilities                            $        (41,406)   $        (77,675)
                                                              =================   =================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


9.  FEDERAL INCOME TAXES (CONTINUED)

    The Company makes payments under the tax sharing agreements as if it were filing as a separate company.

    The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1994 and 1995. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.


10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

    Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):

                                                                    2000                1999
                                                            ---------------------------------------
      Balance at January 1                                   $          17,755    $          15,002
      Less reinsurance recoverables                                     (4,036)              (3,232)
                                                            ---------------------------------------
      Net balance at January 1                                          13,719               11,770
                                                            ---------------------------------------
      Incurred related to:
        Current year                                                    10,670               12,187
        Prior years                                                        (14)              (1,487)
                                                            ---------------------------------------
      Total incurred                                                    10,656               10,700
                                                            ---------------------------------------
      Paid losses related to:
        Current year                                                    (5,473)              (6,755)
        Prior years                                                     (3,395)              (1,996)
                                                            ---------------------------------------
      Total paid                                                        (8,868)              (8,751)
                                                            ---------------------------------------

      Net balance at December 31                                        20,574               17,755
      Plus reinsurance recoverables                                     (5,067)              (4,036)
                                                            ---------------------------------------
      Balance at December 31                                 $          15,507    $          13,719
                                                            =======================================

   The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its individual and group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


11. DEFERRED POLICY ACQUISITION COSTS

     The following illustrates the changes to the deferred policy acquisition costs (in 000's):

                                                                                                   2000             1999
                                                                                            ----------------- ----------------
       Balance at January 1                                                                  $        686,278  $       523,872
           Acquisition costs deferred                                                                 206,869          156,228
           Amortized to expense during the year                                                      (123,832)         (67,815)
           Adjustment for unrealized investment gains (losses) during the year                         (7,327)          73,993

                                                                                            ----------------- ----------------
       Balance at December 31                                                                $        761,988  $       686,278
                                                                                            ================= ================

12. SEGMENT INFORMATION

     The Company offers financial products and services such as fixed and variable annuities, guaranteed investment contracts, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Net investment income is allocated based on segmented assets by line of business.

     The Individual Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

     The Group Protection segment markets and administers group life and long-term disability insurance to small and mid-size employers in the State of New York.

     The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products. The Company began offering guaranteed investment contracts to unrelated third parties in overseas markets during the second quarter of 2000. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

     The Corporate segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments. Management evaluates the results of the operating segments on an after-tax basis. The Company does not materially depend on one or a few customers, brokers or agents.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


12. SEGMENT INFORMATION (CONTINUED)

     The following amounts pertain to the various business segments (in 000's):


                                                      YEAR ENDED DECEMBER 31, 2000

                                                                           PRETAX
                                    TOTAL               TOTAL               INCOME         NET OPERATING           TOTAL
                                  REVENUES           EXPENDITURES           (LOSS)         INCOME (LOSS)           ASSETS
                                --------------     -----------------     ------------    -----------------    ----------------
      Individual Protection       $    44,206        $       44,477        $    (271)      $         (176)      $   1,242,549
      Group Protection                 17,194                15,350            1,844                1,199              30,514
      Wealth Management               533,517               556,864          (23,347)              (6,911)         22,094,736
      Corporate                        15,552                55,025          (39,473)               8,419             689,869
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   610,469        $      671,716        $ (61,247)      $        2,531       $  24,057,668
                                ==============     =================     ============    =================    ================


                                                      YEAR ENDED DECEMBER 31, 1999

      Individual Protection       $    17,625        $       18,001        $    (376)      $          198       $     302,100
      Group Protection                 16,415                15,541              874                  568              27,286
      Wealth Management               563,836               460,788          103,048               73,002          20,911,529
      Corporate                        31,996                52,731          (20,735)             (20,036)            243,998
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   629,872        $      547,061        $  82,811       $       53,732       $  21,484,913
                                ==============     =================     ============    =================    ================


                                                      YEAR ENDED DECEMBER 31, 1998

      Individual Protection       $   232,193        $      300,478        $ (68,285)      $      (45,186)      $     365,397
      Group Protection                 15,259                13,023            2,236                1,433              23,297
      Wealth Management               560,643               457,483          103,160               74,662          17,572,436
      Corporate                        38,600                50,838          (12,238)             (16,803)            287,132
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   846,695        $      821,822        $  24,873       $       14,106       $  18,248,262
                                ==============     =================     ============    =================    ================

13.  REGULATORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


13.  REGULATORY FINANCIAL INFORMATION (CONTINUED):

    The following information reconciles statutory net income and statutory surplus with net income and equity on a GAAP basis (in 000's):

                                                                             YEAR ENDED DECEMBER 31,
                                                                  2000                 1999               1998
                                                              --------------       --------------    ----------------
      Statutory net income                                      $      (236)         $    90,358       $     125,401

      Adjustments to GAAP for life insurance companies:
        Statutory interest maintenance reserve                        4,341                3,956               2,925
        Investment income and realized gains (losses)               (90,373)              13,803              (4,532)
        Policyowner premiums and benefits                           (36,572)            (135,416)           (178,973)
        Deferred policy acquisition costs                            83,037               88,413              60,527
        Deferred income taxes                                        45,358              (13,615)              8,886
        Other, net                                                   (3,024)              (5,057)                  -
                                                              --------------       --------------    ----------------
      GAAP net income                                           $     2,531          $    42,442       $      14,234
                                                              ==============       ==============    ================

                                                                    DECEMBER 31, 2000          DECEMBER 31, 1999
                                                                 -----------------------    -----------------------
      Statutory capital stock and surplus                           $         940,335          $         886,342

      Adjustments to GAAP for life insurance companies:
        Valuation of investments                                              (37,011)                     3,697
        Deferred policy acquisition costs                                     761,988                    686,278
        Future policy benefits and
           Contractholder deposit funds                                      (388,946)                  (350,181)
        Deferred income taxes                                                 (41,406)                   (77,675)
        Statutory interest maintenance reserve                                 39,979                     42,325
        Statutory asset valuation reserve                                      45,376                     45,281
        Surplus notes                                                        (565,000)                  (565,000)
        Other, net                                                              5,848                        178
                                                                 -----------------------    -----------------------
      GAAP equity                                                   $         761,163          $         671,245
                                                                 =======================    =======================

    The NAIC has codified statutory accounting practices, which are expected to constitute the only source of prescribed statutory accounting practices effective January 1, 2001. The codification has resulted in changes to many of the prescribed accounting practices that insurance companies use to prepare their statutory financial statements. The effect of the changes to accounting practices as a result of codification in 2001 is estimated to be an increase in the Company's statutory surplus of $24 million, primarily from the establishment of deferred tax assets.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


14.  DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary's ability to pay dividends are subject to certain restrictions. Delaware and New York have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company and Sun Life Insurance and Annuity Company of New York. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus, would also require the prior approval of the Delaware Commissioner of Insurance. Dividends in the amounts of $10,000,000, $80,000,000 and $50,000,000 were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2000, 1999, and 1998. These dividends were approved by the Board of Directors.

     On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent. Dividends in the amount of $4,700,000, $6,500,000, and $3,000,000 were declared and paid during 2000, 1999, and 1998, respectively, by the Sun Life Insurance and Annuity Company of New York to the Company. These dividends were approved by the Board of Directors and the State of New York Insurance Department.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


15. COMMITMENTS AND CONTINGENCIES

    REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company incurred guaranty fund assessments of approximately $4,000,000, $3,500,000, and $3,500,000 in 2000, 1999 and 1998, respectively.

    LITIGATION

    The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurance, management, at the present time, does not anticipate that the ultimate liability arising from such pending and threatened litigation will have a material effect on the financial condition or operating results of the Company.

    LINES OF CREDIT

    The Company has syndicated two lines of credit each in the amount of $250 million. There are 14 banks in the syndicate of lenders, which is led by Chase Bank, New York. The banks have committed to lend funds of up to $500 million when requested by the Company at prevailing rates determined in accordance with the line of credit agreements. One line of credit terminates October, 2001, the other in October, 2003. As of December 31, 2000, no amounts have been borrowed.


    LEASE COMMITMENTS

    The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2000, minimum future lease payments under such leases are as follows:

                           2001                                   $4,090,800
                           2002                                    4,144,350
                           2003                                    3,090,600
                           2004                                    2,575,500
                           Thereafter                                      -
                                                                ------------
                           Total                                 $13,901,250
                                                                ============

    Total rental expense for the years ended December 31, 2000, 1999 and 1998 was $4,582,913, $4,656,000, and $4,139,000, respectively.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


16. DISCONTINUED OPERATIONS

    During 1999, the Company discontinued its individual disability segment and its banking and trust segment. These segments were composed of MCIC and NLT, which were both sold during 1999 to separate, unaffiliated parties. Net proceeds on the sale of MCIC were approximately $33,965,000 and the Company realized a net loss after taxes of $25,465,000. Net proceeds on the sale of NLT were approximately $30,000,000; the Company realized a net gain after taxes of $13,170,000. Immediately before the sale date of NLT, the Company received a $19 million dividend distribution from NLT.

    There were no results from discontinued operations in 2000. Income from discontinued operations for the years ended December 31, 1999 and 1998 were as follows (in 000's):

                                                           1999               1998
                                                    ------------------- ------------------
      Revenue                                          $       22,667      $     104,225
      Expenses                                                 21,430            104,593
      Provision for income taxes                                  203               (445)
                                                    ------------------- ------------------
      Income from discontinued operations              $        1,034      $          77
                                                    =================== ==================

INDEPENDENT AUDITORS' REPORT






To the Board of Directors and Stockholder of Sun Life Assurance Company of Canada (U.S.):


We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity, comprehensive income and of cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Boston, Massachusetts


February 7, 2001

                                                                    May 1, 2001

                                 MFS REGATTA EXTRA

                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

                                 TABLE OF CONTENTS
Calculation of Performance Data .............................................. 2
Advertising and Sales Literature ............................................. 5
Tax Deferred Accumulation..................................................... 8
Calculations ................................................................. 9
     Example of Variable Accumulation Unit Value Calculation.................. 9
     Example of Variable Annuity Unit Calculation ............................ 9
     Example of Variable Annuity Payment Calculation ......................... 9
Distribution of the Contracts ................................................ 9
Designation and Change of Beneficiary ........................................10
Custodian ....................................................................10
Financial Statements .........................................................10

          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of MFS Regatta Extra Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated May 1, 2001. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to Sun Life Assurance Company of Canada (U.S.), c/o Retirement Products and Services, P.O. Box 1024, Boston, Massachusetts 02103, or by telephoning (617) 348-9600 or
(800)-752-7215.

          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                          CALCULATION OF PERFORMANCE DATA


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:

    The tables below shows, for various Sub-Accounts of the Variable Account, the Standardized Average Annual Total Return at the stated rates and for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out below. For purposes of determining these investment results, the actual investment performance of each Fund of MFS/Sun Life Series Trust is reflected from the date the Variable Account was established, or such later date that the Fund commenced operations (the "Commencement Date"), although the Contracts have been offered only since April 10, 2000. No information is shown for the Funds that have not commenced operations or that had been in operation for less than one year as of December 31, 2000.


    The Securities and Exchange Commission defines "standardized" total return information to mean Average Annual Total Return, based a hypothetical initial purchase payment of $1,000 and calculated in accordance with the formula set forth after the table, but presented only for periods subsequent to the commencement of the offering in the separate account.


                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 2000



FUND NAME                                                   CLASS    SEC INCEPTION DATE   YR LOAD R LOAD  10 YR LOAD    LIFE LOAD
REGATTA EXTRA MONEY MARKET - CL 01                            01         11/30/1989         -3.08   2.53   3.12           3.43
REGATTA EXTRA MONEY MARKET - CL 02                            02         11/30/1989         -3.22   2.37   2.96           3.27
REGATTA EXTRA MONEY MARKET - CL 03                            03         11/30/1989         -3.31   2.26   2.86           3.16
REGATTA EXTRA MONEY MARKET - CL 04                            04         11/30/1989         -3.45   2.10   2.70           3.01
REGATTA EXTRA TECHNOLOGY - CL 01                              01         06/16/2000                                     -15.27
REGATTA EXTRA TECHNOLOGY - CL 02                              02         06/16/2000                                     -15.34
REGATTA EXTRA TECHNOLOGY - CL 03                              03         06/16/2000                                     -15.39
REGATTA EXTRA TECHNOLOGY - CL 04                              04         06/16/2000                                     -15.46
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 01               01         08/31/2000                                     -34.27
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 02               02         08/31/2000                                     -34.31
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 03               03         08/31/2000                                     -34.33
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 04               04         08/31/2000                                     -34.36
REGATTA EXTRA MID CAP GROWTH - CL 01                          01         08/31/2000                                      -9.66
REGATTA EXTRA MID CAP GROWTH - CL 02                          02         08/31/2000                                      -9.70
REGATTA EXTRA MID CAP GROWTH - CL 03                          03         08/31/2000                                      -9.73
REGATTA EXTRA MID CAP GROWTH - CL 04                          04         08/31/2000                                      -9.78
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 01           01         10/02/1995        -10.66   6.76                  6.77
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 02           02         10/02/1995        -10.79   6.59                  6.60
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 03           03         10/02/1995        -10.87   6.48                  6.49
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 04           04         10/02/1995        -11.01   6.31                  6.32
REGATTA EXTRA CAPITAL APPRECIATION - CL 01                    01         11/30/1989        -19.04  15.23  16.83          13.75
REGATTA EXTRA CAPITAL APPRECIATION - CL 02                    02         11/30/1989        -19.16  15.05  16.65          13.58
REGATTA EXTRA CAPITAL APPRECIATION - CL 03                    03         11/30/1989        -19.24  14.93  16.53          13.47
REGATTA EXTRA CAPITAL APPRECIATION - CL 04                    04         11/30/1989        -19.35  14.75  16.36          13.30
REGATTA EXTRA UTILITIES - CL 01                               01         11/16/1993         -2.30  18.96                 16.55
REGATTA EXTRA UTILITIES - CL 02                               02         11/16/1993         -2.44  18.78                 16.38
REGATTA EXTRA UTILITIES - CL 03                               03         11/16/1993         -2.54  18.66                 16.26
REGATTA EXTRA UTILITIES - CL 04                               04         11/16/1993         -2.68  18.48                 16.08
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 01                      01         11/30/1989         -7.32   0.25   4.20           5.08
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 02                      02         11/30/1989         -7.45   0.10   4.05           4.92
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 03                      03         11/30/1989         -7.54   0.00   3.94           4.81
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 04                      04         11/30/1989         -7.67  -0.15   3.78           4.65
REGATTA EXTRA MANAGED SECTORS - CL 01                         01         11/30/1989        -27.47  17.11  17.22          13.96
REGATTA EXTRA MANAGED SECTORS - CL 02                         02         11/30/1989        -27.58  16.93  17.04          13.79
REGATTA EXTRA MANAGED SECTORS - CL 03                         03         11/30/1989        -27.65  16.81  16.92          13.67
REGATTA EXTRA MANAGED SECTORS - CL 04                         04         11/30/1989        -27.75  16.63  16.74          13.50
REGATTA EXTRA TOTAL RETURN - CL 01                            01         11/30/1989          7.07  10.82  11.53          10.53
REGATTA EXTRA TOTAL RETURN - CL 02                            02         11/30/1989          6.91  10.65  11.36          10.36
REGATTA EXTRA TOTAL RETURN - CL 03                            03         11/30/1989          6.79  10.53  11.25          10.25
REGATTA EXTRA TOTAL RETURN - CL 04                            04         11/30/1989          6.63  10.36  11.08          10.08
REGATTA EXTRA GOVERNMENT SECURITIES - CL 01                   01         11/30/1989          2.53   3.13   5.83           5.90
REGATTA EXTRA GOVERNMENT SECURITIES - CL 02                   02         11/30/1989          2.37   2.97   5.67           5.74
REGATTA EXTRA GOVERNMENT SECURITIES - CL 03                   03         11/30/1989          2.26   2.86   5.57           5.64
REGATTA EXTRA GOVERNMENT SECURITIES - CL 04                   04         11/30/1989          2.10   2.69   5.40           5.48
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 01           01         10/31/1991         -8.69  14.49                 13.46
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 02           02         10/31/1991         -8.83  14.31                 13.29
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 03           03         10/31/1991         -8.91  14.19                 13.17
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 04           04         10/31/1991         -9.05  14.01                 13.00
REGATTA EXTRA GLOBAL GROWTH - CL 01                           01         11/16/1993        -20.48  14.34                 13.58
REGATTA EXTRA GLOBAL GROWTH - CL 02                           02         11/16/1993        -20.60  14.16                 13.41
REGATTA EXTRA GLOBAL GROWTH - CL 03                           03         11/16/1993        -20.67  14.05                 13.30
REGATTA EXTRA GLOBAL GROWTH - CL 04                           04         11/16/1993        -20.79  13.87                 13.13
REGATTA EXTRA RESEARCH - CL 01                                01         11/07/1994        -12.37  14.63                 17.41
REGATTA EXTRA RESEARCH - CL 02                                02         11/07/1994        -12.49  14.45                 17.23
REGATTA EXTRA RESEARCH - CL 03                                03         11/07/1994        -12.58  14.33                 17.11
REGATTA EXTRA RESEARCH - CL 04                                04         11/07/1994        -12.71  14.15                 16.93
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 01                   01         06/03/1996        -13.19                        19.56
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 02                   02         06/03/1996        -13.32                        19.37
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 03                   03         06/03/1996        -13.40                        19.25
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 04                   04         06/03/1996        -13.53                        19.06
REGATTA EXTRA INTERNATIONAL GROWTH - CL 01                    01         06/03/1996        -15.67                         1.79
REGATTA EXTRA INTERNATIONAL GROWTH - CL 02                    02         06/03/1996        -15.79                         1.63
REGATTA EXTRA INTERNATIONAL GROWTH - CL 03                    03         06/03/1996        -15.87                         1.52
REGATTA EXTRA INTERNATIONAL GROWTH - CL 04                    04         06/03/1996        -15.99                         1.36
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 01                 01         06/05/1996        -29.14                        -4.59
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 02                 02         06/05/1996        -29.24                        -4.73
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 03                 03         06/05/1996        -29.31                        -4.82
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 04                 04         06/05/1996        -29.41                        -4.97
REGATTA EXTRA MASS INVESTORS GROWTH - CL 01                   01         05/06/1998        -14.41                        13.63
REGATTA EXTRA MASS INVESTORS GROWTH - CL 02                   02         05/06/1998        -14.53                        13.45
REGATTA EXTRA MASS INVESTORS GROWTH - CL 03                   03         05/06/1998        -14.62                        13.33
REGATTA EXTRA MASS INVESTORS GROWTH - CL 04                   04         05/06/1998        -14.74                        13.15
REGATTA EXTRA VALUE - CL 01                                   01         05/06/1998         20.39                        11.54
REGATTA EXTRA VALUE - CL 02                                   02         05/06/1998         20.21                        11.37
REGATTA EXTRA VALUE - CL 03                                   03         05/06/1998         20.08                        11.25
REGATTA EXTRA VALUE - CL 04                                   04         05/06/1998         19.89                        11.07
REGATTA EXTRA STRATEGIC INCOME - CL 01                        01         05/06/1998         -5.86                        -1.01
REGATTA EXTRA STRATEGIC INCOME - CL 02                        02         05/06/1998         -6.00                        -1.15
REGATTA EXTRA STRATEGIC INCOME - CL 03                        03         05/06/1998         -6.09                        -1.25
REGATTA EXTRA STRATEGIC INCOME - CL 04                        04         05/06/1998         -6.22                        -1.40
REGATTA EXTRA EMERGING GROWTH - CL 01                         01         05/01/1995        -26.18  19.54                 22.04
REGATTA EXTRA EMERGING GROWTH - CL 02                         02         05/01/1995        -26.29  19.36                 21.85
REGATTA EXTRA EMERGING GROWTH - CL 03                         03         05/01/1995        -26.36  19.24                 21.73
REGATTA EXTRA EMERGING GROWTH - CL 04                         04         05/01/1995        -26.46  19.05                 21.54
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 01                  01         05/06/1998        -15.79                         7.76
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 02                  02         05/06/1998        -15.92                         7.59
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 03                  03         05/06/1998        -16.00                         7.48
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 04                  04         05/06/1998        -16.12                         7.30
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 01                01         05/12/1997         -5.69                         8.69
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 02                02         05/12/1997         -5.83                         8.52
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 03                03         05/12/1997         -5.92                         8.40
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 04                04         05/12/1997         -6.06                         8.23
REGATTA EXTRA STRATEGIC GROWTH - CL 01                        01         11/01/1999        -17.62                         0.21
REGATTA EXTRA STRATEGIC GROWTH - CL 02                        02         11/01/1999        -17.74                         0.06
REGATTA EXTRA STRATEGIC GROWTH - CL 03                        03         11/01/1999        -17.82                        -0.04
REGATTA EXTRA STRATEGIC GROWTH - CL 04                        04         11/01/1999        -17.94                        -0.18
REGATTA EXTRA BOND - CL 01                                    01         05/06/1998          0.81                         1.64
REGATTA EXTRA BOND - CL 02                                    02         05/06/1998          0.67                         1.47
REGATTA EXTRA BOND - CL 03                                    03         05/06/1998          0.57                         1.37
REGATTA EXTRA BOND - CL 04                                    04         05/06/1998          0.42                         1.20
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 01                     01         11/07/1994         -6.39   8.83                 10.10
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 02                     02         11/07/1994         -6.52   8.65                  9.93
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 03                     03         11/07/1994         -6.61   8.54                  9.82
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 04                     04         11/07/1994         -6.75   8.37                  9.65
REGATTA EXTRA NEW DISCOVERY - CL 01                           01         05/06/1998         -8.34                        18.41
REGATTA EXTRA NEW DISCOVERY - CL 02                           02         05/06/1998         -8.47                        18.22
REGATTA EXTRA NEW DISCOVERY - CL 03                           03         05/06/1998         -8.56                        18.10
REGATTA EXTRA NEW DISCOVERY - CL 04                           04         05/06/1998         -8.70                        17.91
REGATTA EXTRA HIGH YIELD - CL 01                              01         11/30/1989        -14.71   2.28   9.64           6.86
REGATTA EXTRA HIGH YIELD - CL 02                              02         11/30/1989        -14.84   2.12   9.47           6.70
REGATTA EXTRA HIGH YIELD - CL 03                              03         11/30/1989        -14.92   2.01   9.36           6.59
REGATTA EXTRA HIGH YIELD - CL 04                              04         11/30/1989        -15.05   1.85   9.20           6.43
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 01                 01         11/07/1994        -10.58   7.21                  9.39
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 02                 02         11/07/1994        -10.71   7.04                  9.22
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 03                 03         11/07/1994        -10.80   6.92                  9.10
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 04                 04         11/07/1994        -10.93   6.76                  8.94


          The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:
                                         n
                                 P(l + T)  = ERV

     Where:    P = a hypothetical initial Purchase Payment of $1,000
               T = average annual total return for the period n = number of years
             ERV = redeemable value (as of the end of the period) of a
                   hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period, and 3) there will be a full surrender at the end of the period.

          The annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:

    The tables below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Average Annual Total Return at the stated rates and for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out under "Standardized Average Annual Total Return." For purposes of determining these investment results, the actual investment performance of each Fund of the MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since April 10, 2000.


                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 2000


FUND NAME                                                  CLASS  INCEPTION DATE     1 YR NAV    5 YR NAV    10 YR NAV    LIFE NAV
REGATTA EXTRA MONEY MARKET - CL 01                          01      08/29/1985           4.53        3.64         3.16       3.98
REGATTA EXTRA MONEY MARKET - CL 02                          02      08/29/1985           4.38        3.49         3.01       3.83
REGATTA EXTRA MONEY MARKET - CL 03                          03      08/29/1985           4.28        3.38         2.90       3.72
REGATTA EXTRA MONEY MARKET - CL 04                          04      08/29/1985           4.12        3.23         2.75       3.56
REGATTA EXTRA TECHNOLOGY - CL 01                            01      06/16/2000                                             -15.24
REGATTA EXTRA TECHNOLOGY - CL 02                            02      06/16/2000                                             -15.31
REGATTA EXTRA TECHNOLOGY - CL 03                            03      06/16/2000                                             -15.36
REGATTA EXTRA TECHNOLOGY - CL 04                            04      06/16/2000                                             -15.43
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 01             01      08/31/2000                                             -34.27
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 02             02      08/31/2000                                             -34.31
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 03             03      08/31/2000                                             -34.33
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 04             04      08/31/2000                                             -34.36
REGATTA EXTRA MID CAP GROWTH - CL 01                        01      08/31/2000                                              -9.66
REGATTA EXTRA MID CAP GROWTH - CL 02                        02      08/31/2000                                              -9.70
REGATTA EXTRA MID CAP GROWTH - CL 03                        03      08/31/2000                                              -9.73
REGATTA EXTRA MID CAP GROWTH - CL 04                        04      08/31/2000                                              -9.78
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 01         01      10/02/1995          -3.74        7.68                    7.50
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 02         02      10/02/1995          -3.88        7.52                    7.34
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 03         03      10/02/1995          -3.97        7.41                    7.23
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 04         04      10/02/1995          -4.12        7.25                    7.07
REGATTA EXTRA CAPITAL APPRECIATION - CL 01                  01      08/13/1985         -12.65       16.06        16.94      14.82
REGATTA EXTRA CAPITAL APPRECIATION - CL 02                  02      08/13/1985         -12.78       15.88        16.76      14.65
REGATTA EXTRA CAPITAL APPRECIATION - CL 03                  03      08/13/1985         -12.86       15.77        16.64      14.54
REGATTA EXTRA CAPITAL APPRECIATION - CL 04                  04      08/13/1985         -12.99       15.59        16.47      14.36
REGATTA EXTRA UTILITIES - CL 01                             01      11/16/1993           5.50       19.68                   16.69
REGATTA EXTRA UTILITIES - CL 02                             02      11/16/1993           5.34       19.50                   16.51
REGATTA EXTRA UTILITIES - CL 03                             03      11/16/1993           5.24       19.38                   16.39
REGATTA EXTRA UTILITIES - CL 04                             04      11/16/1993           5.09       19.20                   16.22
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 01                    01      05/16/1988          -0.11        1.40         4.22       5.17
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 02                    02      05/16/1988          -0.25        1.25         4.06       5.01
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 03                    03      05/16/1988          -0.35        1.15         3.96       4.90
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 04                    04      05/16/1988          -0.50        0.99         3.80       4.75
REGATTA EXTRA MANAGED SECTORS - CL 01                       01      05/27/1988         -21.93       17.81        17.27      15.96
REGATTA EXTRA MANAGED SECTORS - CL 02                       02      05/27/1988         -22.04       17.64        17.09      15.78
REGATTA EXTRA MANAGED SECTORS - CL 03                       03      05/27/1988         -22.12       17.52        16.98      15.67
REGATTA EXTRA MANAGED SECTORS - CL 04                       04      05/27/1988         -22.23       17.34        16.80      15.49
REGATTA EXTRA TOTAL RETURN - CL 01                          01      05/16/1988          15.18       11.69        11.59      10.87
REGATTA EXTRA TOTAL RETURN - CL 02                          02      05/16/1988          15.01       11.52        11.43      10.70
REGATTA EXTRA TOTAL RETURN - CL 03                          03      05/16/1988          14.90       11.41        11.31      10.59
REGATTA EXTRA TOTAL RETURN - CL 04                          04      05/16/1988          14.73       11.24        11.15      10.42
REGATTA EXTRA GOVERNMENT SECURITIES - CL 01                 01      08/12/1985          10.59        4.23         5.88       6.71
REGATTA EXTRA GOVERNMENT SECURITIES - CL 02                 02      08/12/1985          10.43        4.07         5.72       6.55
REGATTA EXTRA GOVERNMENT SECURITIES - CL 03                 03      08/12/1985          10.32        3.97         5.61       6.44
REGATTA EXTRA GOVERNMENT SECURITIES - CL 04                 04      08/12/1985          10.16        3.81         5.45       6.28
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 01         01      12/05/1986          -1.29       15.40        15.03      12.56
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 02         02      12/05/1986          -1.43       15.23        14.86      12.39
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 03         03      12/05/1986          -1.53       15.11        14.74      12.28
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 04         04      12/05/1986          -1.67       14.94        14.57      12.11
REGATTA EXTRA GLOBAL GROWTH - CL 01                         01      11/16/1993         -14.34       15.11                   13.66
REGATTA EXTRA GLOBAL GROWTH - CL 02                         02      11/16/1993         -14.46       14.94                   13.49
REGATTA EXTRA GLOBAL GROWTH - CL 03                         03      11/16/1993         -14.55       14.82                   13.38
REGATTA EXTRA GLOBAL GROWTH - CL 04                         04      11/16/1993         -14.67       14.65                   13.20
REGATTA EXTRA RESEARCH - CL 01                              01      11/07/1994          -5.45       15.43                   17.80
REGATTA EXTRA RESEARCH - CL 02                              02      11/07/1994          -5.59       15.26                   17.62
REGATTA EXTRA RESEARCH - CL 03                              03      11/07/1994          -5.68       15.14                   17.51
REGATTA EXTRA RESEARCH - CL 04                              04      11/07/1994          -5.82       14.97                   17.33
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 01                 01      06/03/1996          -6.19                               20.47
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 02                 02      06/03/1996          -6.33                               20.29
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 03                 03      06/03/1996          -6.42                               20.17
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 04                 04      06/03/1996          -6.56                               19.99
REGATTA EXTRA INTERNATIONAL GROWTH - CL 01                  01      06/03/1996          -9.08                                3.12
REGATTA EXTRA INTERNATIONAL GROWTH - CL 02                  02      06/03/1996          -9.22                                2.96
REGATTA EXTRA INTERNATIONAL GROWTH - CL 03                  03      06/03/1996          -9.30                                2.86
REGATTA EXTRA INTERNATIONAL GROWTH - CL 04                  04      06/03/1996          -9.44                                2.71
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 01               01      06/05/1996         -23.81                               -3.41
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 02               02      06/05/1996         -23.92                               -3.55
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 03               03      06/05/1996         -23.99                               -3.65
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 04               04      06/05/1996         -24.11                               -3.80
REGATTA EXTRA MASS INVESTORS GROWTH - CL 01                 01      05/06/1998          -7.43                               16.11
REGATTA EXTRA MASS INVESTORS GROWTH - CL 02                 02      05/06/1998          -7.56                               15.93
REGATTA EXTRA MASS INVESTORS GROWTH - CL 03                 03      05/06/1998          -7.65                               15.82
REGATTA EXTRA MASS INVESTORS GROWTH - CL 04                 04      05/06/1998          -7.79                               15.64
REGATTA EXTRA VALUE - CL 01                                 01      05/06/1998          28.45                               13.77
REGATTA EXTRA VALUE - CL 02                                 02      05/06/1998          28.26                               13.60
REGATTA EXTRA VALUE - CL 03                                 03      05/06/1998          28.14                               13.48
REGATTA EXTRA VALUE - CL 04                                 04      05/06/1998          27.95                               13.31
REGATTA EXTRA STRATEGIC INCOME - CL 01                      01      05/06/1998           1.47                                1.48
REGATTA EXTRA STRATEGIC INCOME - CL 02                      02      05/06/1998           1.32                                1.33
REGATTA EXTRA STRATEGIC INCOME - CL 03                      03      05/06/1998           1.22                                1.22
REGATTA EXTRA STRATEGIC INCOME - CL 04                      04      05/06/1998           1.08                                1.07
REGATTA EXTRA EMERGING GROWTH - CL 01                       01      05/01/1995         -20.21       20.41                   22.64
REGATTA EXTRA EMERGING GROWTH - CL 02                       02      05/01/1995         -20.33       20.23                   22.46
REGATTA EXTRA EMERGING GROWTH - CL 03                       03      05/01/1995         -20.41       20.11                   22.34
REGATTA EXTRA EMERGING GROWTH - CL 04                       04      05/01/1995         -20.52       19.93                   22.15
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 01                01      05/06/1998          -9.23                               10.16
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 02                02      05/06/1998          -9.37                               10.00
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 03                03      05/06/1998          -9.45                                9.89
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 04                04      05/06/1998          -9.59                                9.72
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 01              01      05/12/1997           1.67                               10.23
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 02              02      05/12/1997           1.52                               10.07
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 03              03      05/12/1997           1.42                                9.96
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 04              04      05/12/1997           1.27                                9.79
REGATTA EXTRA STRATEGIC GROWTH - CL 01                      01      11/01/1999         -11.24                                7.05
REGATTA EXTRA STRATEGIC GROWTH - CL 02                      02      11/01/1999         -11.37                                6.89
REGATTA EXTRA STRATEGIC GROWTH - CL 03                      03      11/01/1999         -11.46                                6.79
REGATTA EXTRA STRATEGIC GROWTH - CL 04                      04      11/01/1999         -11.59                                6.63
REGATTA EXTRA BOND - CL 01                                  01      05/06/1998           8.73                                4.18
REGATTA EXTRA BOND - CL 02                                  02      05/06/1998           8.57                                4.02
REGATTA EXTRA BOND - CL 03                                  03      05/06/1998           8.47                                3.92
REGATTA EXTRA BOND - CL 04                                  04      05/06/1998           8.31                                3.76
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 01                   01      11/07/1994           0.89        9.68                   10.51
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 02                   02      11/07/1994           0.75        9.51                   10.34
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 03                   03      11/07/1994           0.65        9.40                   10.23
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 04                   04      11/07/1994           0.50        9.24                   10.06
REGATTA EXTRA NEW DISCOVERY - CL 01                         01      05/06/1998          -1.01                               20.60
REGATTA EXTRA NEW DISCOVERY - CL 02                         02      05/06/1998          -1.15                               20.42
REGATTA EXTRA NEW DISCOVERY - CL 03                         03      05/06/1998          -1.25                               20.30
REGATTA EXTRA NEW DISCOVERY - CL 04                         04      05/06/1998          -1.40                               20.12
REGATTA EXTRA HIGH YIELD - CL 01                            01      08/13/1985          -8.08        3.43         9.68       6.77
REGATTA EXTRA HIGH YIELD - CL 02                            02      08/13/1985          -8.22        3.28         9.52       6.61
REGATTA EXTRA HIGH YIELD - CL 03                            03      08/13/1985          -8.30        3.17         9.41       6.50
REGATTA EXTRA HIGH YIELD - CL 04                            04      08/13/1985          -8.44        3.02         9.24       6.34
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 01               01      11/07/1994          -3.66        8.11                    9.80
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 02               02      11/07/1994          -3.80        7.95                    9.64
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 03               03      11/07/1994          -3.90        7.84                    9.53
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 04               04      11/07/1994          -4.04        7.68                    9.36

NON-STANDARDIZED COMPOUND GROWTH RATE

    The tables below show, for various Sub-Accounts of the Variable Account, the Non-Standardized Compound Growth Rate at the stated rates and for the stated periods (or shorter period indicated in the note below), based upon a hypothetical investment, calculated in accordance with the formula set out under "Standardized Average Annual Return," except that no withdrawal charges or annual Account Fees have been deducted. If withdrawal charges or Account Fees were reflected, returns would be lower (see "Standardized Average Annual Total Return" and "Non-Standardized Average Annual Return"). For purposes of determining these investment results, the actual investment performance of each Fund of the MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since April 10, 2000.


                    NON-STANDARDIZED COMPOUND GROWTH RATE
                        PERIOD ENDING DECEMBER 31, 2000


FUND NAME                                                CLASS  INCEPTION DATE       1 YR LOAD   5 YR LOAD    10 YR LOAD  LIFE LOAD
REGATTA EXTRA MONEY MARKET - CL 01                        01      08/29/1985          -3.08         2.53        3.12        3.86
REGATTA EXTRA MONEY MARKET - CL 02                        02      08/29/1985          -3.22         2.37        2.96        3.71
REGATTA EXTRA MONEY MARKET - CL 03                        03      08/29/1985          -3.31         2.26        2.86        3.60
REGATTA EXTRA MONEY MARKET - CL 04                        04      08/29/1985          -3.45         2.10        2.70        3.44
REGATTA EXTRA TECHNOLOGY - CL 01                          01      06/16/2000                                              -15.27
REGATTA EXTRA TECHNOLOGY - CL 02                          02      06/16/2000                                              -15.34
REGATTA EXTRA TECHNOLOGY - CL 03                          03      06/16/2000                                              -15.39
REGATTA EXTRA TECHNOLOGY - CL 04                          04      06/16/2000                                              -15.46
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 01           01      08/31/2000                                              -34.27
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 02           02      08/31/2000                                              -34.31
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 03           03      08/31/2000                                              -34.33
REGATTA EXTRA GLOBAL TELECOMMUNICATIONS - CL 04           04      08/31/2000                                              -34.36
REGATTA EXTRA MID CAP GROWTH - CL 01                      01      08/31/2000                                               -9.66
REGATTA EXTRA MID CAP GROWTH - CL 02                      02      08/31/2000                                               -9.70
REGATTA EXTRA MID CAP GROWTH - CL 03                      03      08/31/2000                                               -9.73
REGATTA EXTRA MID CAP GROWTH - CL 04                      04      08/31/2000                                               -9.78
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 01       01      10/02/1995         -10.66         6.76                    6.77
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 02       02      10/02/1995         -10.79         6.59                    6.60
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 03       03      10/02/1995         -10.87         6.48                    6.49
REGATTA EXTRA INTERNATIONAL INVESTORS TRUST - CL 04       04      10/02/1995         -11.01         6.31                    6.32
REGATTA EXTRA CAPITAL APPRECIATION - CL 01                01      08/13/1985         -19.04        15.23       16.83       14.73
REGATTA EXTRA CAPITAL APPRECIATION - CL 02                02      08/13/1985         -19.16        15.05       16.65       14.56
REGATTA EXTRA CAPITAL APPRECIATION - CL 03                03      08/13/1985         -19.24        14.93       16.53       14.45
REGATTA EXTRA CAPITAL APPRECIATION - CL 04                04      08/13/1985         -19.35        14.75       16.36       14.27
REGATTA EXTRA UTILITIES - CL 01                           01      11/16/1993          -2.30        18.96                   16.55
REGATTA EXTRA UTILITIES - CL 02                           02      11/16/1993          -2.44        18.78                   16.38
REGATTA EXTRA UTILITIES - CL 03                           03      11/16/1993          -2.54        18.66                   16.26
REGATTA EXTRA UTILITIES - CL 04                           04      11/16/1993          -2.68        18.48                   16.08
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 01                  01      05/16/1988          -7.32         0.25        4.20        5.07
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 02                  02      05/16/1988          -7.45         0.10        4.05        4.91
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 03                  03      05/16/1988          -7.54         0.00        3.94        4.80
REGATTA EXTRA GLOBAL GOVERNMENTS - CL 04                  04      05/16/1988          -7.67        -0.15        3.78        4.65
REGATTA EXTRA MANAGED SECTORS - CL 01                     01      05/27/1988         -27.47        17.11       17.22       15.88
REGATTA EXTRA MANAGED SECTORS - CL 02                     02      05/27/1988         -27.58        16.93       17.04       15.70
REGATTA EXTRA MANAGED SECTORS - CL 03                     03      05/27/1988         -27.65        16.81       16.92       15.59
REGATTA EXTRA MANAGED SECTORS - CL 04                     04      05/27/1988         -27.75        16.63       16.74       15.41
REGATTA EXTRA TOTAL RETURN - CL 01                        01      05/16/1988           7.07        10.82       11.53       10.75
REGATTA EXTRA TOTAL RETURN - CL 02                        02      05/16/1988           6.91        10.65       11.36       10.58
REGATTA EXTRA TOTAL RETURN - CL 03                        03      05/16/1988           6.79        10.53       11.25       10.47
REGATTA EXTRA TOTAL RETURN - CL 04                        04      05/16/1988           6.63        10.36       11.08       10.30
REGATTA EXTRA GOVERNMENT SECURITIES - CL 01               01      08/12/1985           2.53         3.13        5.83        6.60
REGATTA EXTRA GOVERNMENT SECURITIES - CL 02               02      08/12/1985           2.37         2.97        5.67        6.44
REGATTA EXTRA GOVERNMENT SECURITIES - CL 03               03      08/12/1985           2.26         2.86        5.57        6.33
REGATTA EXTRA GOVERNMENT SECURITIES - CL 04               04      08/12/1985           2.10         2.69        5.40        6.17
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 01       01      12/05/1986          -8.69        14.49       14.89       12.44
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 02       02      12/05/1986          -8.83        14.31       14.72       12.27
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 03       03      12/05/1986          -8.91        14.19       14.60       12.16
REGATTA EXTRA MASSACHUSETTS INVESTORS TRUST - CL 04       04      12/05/1986          -9.05        14.01       14.43       11.99
REGATTA EXTRA GLOBAL GROWTH - CL 01                       01      11/16/1993         -20.48        14.34                   13.58
REGATTA EXTRA GLOBAL GROWTH - CL 02                       02      11/16/1993         -20.60        14.16                   13.41
REGATTA EXTRA GLOBAL GROWTH - CL 03                       03      11/16/1993         -20.67        14.05                   13.30
REGATTA EXTRA GLOBAL GROWTH - CL 04                       04      11/16/1993         -20.79        13.87                   13.13
REGATTA EXTRA RESEARCH - CL 01                            01      11/07/1994         -12.37        14.63                   17.41
REGATTA EXTRA RESEARCH - CL 02                            02      11/07/1994         -12.49        14.45                   17.23
REGATTA EXTRA RESEARCH - CL 03                            03      11/07/1994         -12.58        14.33                   17.11
REGATTA EXTRA RESEARCH - CL 04                            04      11/07/1994         -12.71        14.15                   16.93
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 01               01      06/03/1996         -13.19                                19.56
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 02               02      06/03/1996         -13.32                                19.37
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 03               03      06/03/1996         -13.40                                19.25
REGATTA EXTRA CAPITAL OPPORTUNITIES - CL 04               04      06/03/1996         -13.53                                19.06
REGATTA EXTRA INTERNATIONAL GROWTH - CL 01                01      06/03/1996         -15.67                                 1.79
REGATTA EXTRA INTERNATIONAL GROWTH - CL 02                02      06/03/1996         -15.79                                 1.63
REGATTA EXTRA INTERNATIONAL GROWTH - CL 03                03      06/03/1996         -15.87                                 1.52
REGATTA EXTRA INTERNATIONAL GROWTH - CL 04                04      06/03/1996         -15.99                                 1.36
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 01             01      06/05/1996         -29.14                                -4.59
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 02             02      06/05/1996         -29.24                                -4.73
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 03             03      06/05/1996         -29.31                                -4.82
REGATTA EXTRA EMERGING MARKETS EQUITY - CL 04             04      06/05/1996         -29.41                                -4.97
REGATTA EXTRA MASS INVESTORS GROWTH - CL 01               01      05/06/1998         -14.41                                13.63
REGATTA EXTRA MASS INVESTORS GROWTH - CL 02               02      05/06/1998         -14.53                                13.45
REGATTA EXTRA MASS INVESTORS GROWTH - CL 03               03      05/06/1998         -14.62                                13.33
REGATTA EXTRA MASS INVESTORS GROWTH - CL 04               04      05/06/1998         -14.74                                13.15
REGATTA EXTRA VALUE - CL 01                               01      05/06/1998          20.39                                11.54
REGATTA EXTRA VALUE - CL 02                               02      05/06/1998          20.21                                11.37
REGATTA EXTRA VALUE - CL 03                               03      05/06/1998          20.08                                11.25
REGATTA EXTRA VALUE - CL 04                               04      05/06/1998          19.89                                11.07
REGATTA EXTRA STRATEGIC INCOME - CL 01                    01      05/06/1998          -5.86                                -1.01
REGATTA EXTRA STRATEGIC INCOME - CL 02                    02      05/06/1998          -6.00                                -1.15
REGATTA EXTRA STRATEGIC INCOME - CL 03                    03      05/06/1998          -6.09                                -1.25
REGATTA EXTRA STRATEGIC INCOME - CL 04                    04      05/06/1998          -6.22                                -1.40
REGATTA EXTRA EMERGING GROWTH - CL 01                     01      05/01/1995         -26.18        19.54                   22.04
REGATTA EXTRA EMERGING GROWTH - CL 02                     02      05/01/1995         -26.29        19.36                   21.85
REGATTA EXTRA EMERGING GROWTH - CL 03                     03      05/01/1995         -26.36        19.24                   21.73
REGATTA EXTRA EMERGING GROWTH - CL 04                     04      05/01/1995         -26.46        19.05                   21.54
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 01              01      05/06/1998         -15.79                                 7.76
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 02              02      05/06/1998         -15.92                                 7.59
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 03              03      05/06/1998         -16.00                                 7.48
REGATTA EXTRA RESEARCH INTERNATIONAL - CL 04              04      05/06/1998         -16.12                                 7.30
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 01            01      05/12/1997          -5.69                                 8.69
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 02            02      05/12/1997          -5.83                                 8.52
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 03            03      05/12/1997          -5.92                                 8.40
REGATTA EXTRA RESEARCH GROWTH & INCOME - CL 04            04      05/12/1997          -6.06                                 8.23
REGATTA EXTRA STRATEGIC GROWTH - CL 01                    01      11/01/1999         -17.62                                 0.21
REGATTA EXTRA STRATEGIC GROWTH - CL 02                    02      11/01/1999         -17.74                                 0.06
REGATTA EXTRA STRATEGIC GROWTH - CL 03                    03      11/01/1999         -17.82                                -0.04
REGATTA EXTRA STRATEGIC GROWTH - CL 04                    04      11/01/1999         -17.94                                -0.18
REGATTA EXTRA BOND - CL 01                                01      05/06/1998           0.81                                 1.64
REGATTA EXTRA BOND - CL 02                                02      05/06/1998           0.67                                 1.47
REGATTA EXTRA BOND - CL 03                                03      05/06/1998           0.57                                 1.37
REGATTA EXTRA BOND - CL 04                                04      05/06/1998           0.42                                 1.20
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 01                 01      11/07/1994          -6.39         8.83                   10.10
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 02                 02      11/07/1994          -6.52         8.65                    9.93
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 03                 03      11/07/1994          -6.61         8.54                    9.82
REGATTA EXTRA GLOBAL TOTAL RETURN - CL 04                 04      11/07/1994          -6.75         8.37                    9.65
REGATTA EXTRA NEW DISCOVERY - CL 01                       01      05/06/1998          -8.34                                18.41
REGATTA EXTRA NEW DISCOVERY - CL 02                       02      05/06/1998          -8.47                                18.22
REGATTA EXTRA NEW DISCOVERY - CL 03                       03      05/06/1998          -8.56                                18.10
REGATTA EXTRA NEW DISCOVERY - CL 04                       04      05/06/1998          -8.70                                17.91
REGATTA EXTRA HIGH YIELD - CL 01                          01      08/13/1985         -14.71         2.28        9.64        6.66
REGATTA EXTRA HIGH YIELD - CL 02                          02      08/13/1985         -14.84         2.12        9.47        6.50
REGATTA EXTRA HIGH YIELD - CL 03                          03      08/13/1985         -14.92         2.01        9.36        6.39
REGATTA EXTRA HIGH YIELD - CL 04                          04      08/13/1985         -15.05         1.85        9.20        6.23
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 01             01      11/07/1994         -10.58         7.21                    9.39
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 02             02      11/07/1994         -10.71         7.04                    9.22
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 03             03      11/07/1994         -10.80         6.92                    9.10
REGATTA EXTRA GLOBAL ASSET ALLOCATION - CL 04             04      11/07/1994         -10.93         6.76                    8.94

                           ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value weighted and was introduced with a base of 100.00 on February 5, 1971.


          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.


          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company may illustrate the advantages of the Contracts in a number of ways:

          DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.


          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.


          THE COMPANY'S OR MFS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

          THE COMPANY'S OR MFS' ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998 the Company was the 36th largest U.S. life insurance company based upon overall assets.

          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACTS OR ANY OF THE INVESTMENT OPTIONS THEREUNDER. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

TAX DEFERRED ACCUMULATION

     In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

     In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax deferred compounding on the Variable Account's investment returns under the various Purchase Payment Interest Options or upon returns in general. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contracts or in general on a tax deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contracts in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

     In developing illustrative tax deferral charts, we will observe these general principles:

         -  The assumed rate of earnings will be realistic.
         - The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
         - Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
         - A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

     The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary for among Participants.

                                    CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

     Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00004002 (the daily equivalent of the current maximum charge of 1.55% on an annual basis) gives a net investment factor of
1.00323509. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6116849 (14.5645672 X 1.00323648).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.34846153 (12.3456789 X 1.00323509 (the Net Investment Factor) X0.99991902 is the
factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3846325).

                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Bonus Guaranteed Interest Rates."

                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.

          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.



                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F for the year ended December 31, 2000 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000

 Assets:                                                                             Shares          Cost             Value
 Investments in MFS/Sun Life Series Trust:                                         -----------  ---------------  ---------------
     Bond Series (BDS)...........................................................    6,945,956  $    72,485,326  $    75,801,229
     Capital Appreciation Series (CAS)...........................................   37,638,137    1,635,436,901    1,563,811,316
     Capital Opportunities Series (COS)..........................................   32,764,491      678,089,522      678,556,339
     Massachusetts Investors Trust Series (MIT)..................................   60,265,885    2,048,447,416    2,116,714,768
     Emerging Growth Series (EGS)................................................   44,167,497    1,126,340,305    1,294,761,902
     Equity Income Series (EIS)..................................................    8,517,056      103,491,732      123,096,195
     Foreign & Colonial Emerging Markets Equity Series (FCE).....................    4,099,557       42,036,603       36,172,421
     International Growth Series (FCG)...........................................    9,804,688      116,223,967      116,091,019
     International Growth and Income Series (FCI)................................    6,061,251       79,600,507       79,749,350
     Government Securities Series (GSS)..........................................   36,895,933      469,497,913      483,680,403
     High Yield Series (HYS).....................................................   36,535,651      319,096,935      278,690,582
     Managed Sectors Series (MSS)................................................   15,462,169      532,038,910      515,662,970
     Massachusetts Investors Growth Stock Series (MIS)...........................   63,183,460      920,880,421      916,516,646
     Money Market Series (MMS)...................................................  407,274,585      407,274,585      407,274,585
     New Discovery Series (NWD)..................................................   12,727,441      209,332,996      203,436,519
     Research Series (RES).......................................................   49,272,086    1,035,114,094    1,165,268,770
     Research Growth and Income Series (RGS).....................................    6,080,086       84,747,546       88,881,190
     Research International Series (RSS).........................................    6,461,987       85,640,617       82,067,000
     Strategic Income Series (SIS)...............................................    3,265,125       32,716,399       32,973,500
     Technology Series (TEC).....................................................    3,743,550       39,324,251       31,977,258
     Total Return Series (TRS)...................................................   87,037,789    1,673,301,652    1,714,191,583
     Utilities Series (UTS)......................................................   28,869,333      500,952,829      550,728,451
     Global Asset Allocation Series (GAA)........................................    7,491,154      109,670,687      112,086,374
     Global Governments Series (GGS).............................................    5,520,332       58,383,981       54,951,929
     Global Growth Series (GGR)..................................................   20,941,469      357,009,908      386,864,303
     Global Total Return Series (GTR)............................................    6,175,093       93,043,314       97,206,196
     Strategic Growth Series (SGS)...............................................    7,950,192       99,085,196       86,726,239
     Global Telecommunications Series (GTS)......................................      211,831        1,681,089        1,399,652
     Mid Cap Growth Series (MCS).................................................    2,903,366       27,549,609       26,352,613
                                                                                                ---------------  ---------------
                                                                                                $12,958,495,211  $13,321,691,302
                                                                                                ===============
 Liability:
   Payable to Sponsor..........................................................................................         (279,403)
                                                                                                                 ---------------
         Net Assets............................................................................................  $13,321,411,899
                                                                                                                 ===============



                                                     Applicable to Owners of
                                               Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS:    --------------------------------------
                                                                                      Reserve for
                                                                                       Variable
                                                 Units      Unit Value     Value       Annuities      Total
                                              ------------  ----------  ------------  -----------  ------------
  MFS REGATTA CONTRACTS:
     CAS -- Level 1.........................        11,530   $43.5138   $    511,586  $   46,689   $    558,275
     CAS -- Level 2.........................     6,760,138    17.6165    118,930,021     746,211    119,676,232
     GSS -- Level 1.........................            --    19.1452         15,308          --         15,308
     GSS -- Level 2.........................     2,286,456    12.3292     28,170,455      64,583     28,235,038
     HYS -- Level 1.........................            --    21.1985          9,327       1,960         11,287
     HYS -- Level 2.........................       793,524    10.7858      8,560,582      56,342      8,616,924
     MSS -- Level 1.........................         1,925    43.1986        176,432          --        176,432
     MSS -- Level 2.........................     2,338,746    19.5219     45,497,710     145,062     45,642,772
     MMS -- Level 1.........................        17,506    14.7250        465,085      14,372        479,457
     MMS -- Level 2.........................     1,879,078    11.6753     21,668,078     198,994     21,867,072
     TRS -- Level 1.........................         1,939    31.0297         78,798      26,922        105,720
     TRS -- Level 2.........................     7,233,035    15.6038    112,785,165   1,295,690    114,080,855
     GGS -- Level 1.........................            --    17.4601         11,753      43,625         55,378
     GGS -- Level 2.........................       467,220    10.4696      4,891,197     146,695      5,037,892
                                                                        ------------  ----------   ------------
                                                                        $341,771,497  $2,787,145   $344,558,642
                                                                        ------------  ----------   ------------


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                                Applicable to Owners of
                                                          Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  --------------------------------------
                                                                                                 Reserve for
                                                                                                  Variable
                                                           Units     Unit Value      Value        Annuities       Total
                                                         ----------  ----------  --------------  -----------  --------------
  MFS REGATTA GOLD CONTRACTS:
     BDS.........................................         2,088,013   $11.1632   $   23,325,656  $    70,900  $   23,396,556
     CAS.........................................        28,788,776    39.7512    1,144,152,064    6,672,392   1,150,824,456
     COS.........................................        14,107,765    23.5054      331,610,649      630,174     332,240,823
     MIT.........................................        41,704,826    33.0944    1,380,070,314    5,208,217   1,385,278,531
     EGS.........................................        26,624,559    31.8797      848,805,757    2,482,522     851,288,279
     EIS.........................................         2,482,414    14.1123       35,029,470           --      35,029,470
     FCE.........................................         2,106,206     8.5507       18,007,002       69,650      18,076,652
     FCG.........................................         3,565,669    11.5330       41,121,331       90,137      41,211,468
     FCI.........................................         3,893,735    14.6479       57,042,462      119,258      57,161,720
     GSS.........................................        19,297,556    16.1449      311,600,059    1,525,301     313,125,360
     HYS.........................................         9,905,313    17.4566      172,937,634      778,097     173,715,731
     MSS.........................................         9,988,070    36.3635      362,735,711    1,245,724     363,981,435
     MIS.........................................        15,174,988    14.8314      225,045,214      614,989     225,660,203
     MMS.........................................        19,204,526    13.1917      253,381,243    1,505,142     254,886,385
     NWD.........................................         3,434,468    16.4626       56,537,092      147,189      56,684,281
     RES.........................................        32,640,173    27.4545      895,861,573    3,106,197     898,967,770
     RGS.........................................         2,575,213    14.2743       36,760,751      109,786      36,870,537
     RSS.........................................         1,479,722    12.9474       19,160,003        7,435      19,167,438
     SIS.........................................           933,731    10.4119        9,731,528           --       9,731,528
     TEC.........................................           427,471     7.2306        3,090,988           --       3,090,988
     TRS.........................................        48,765,253    25.8470    1,260,204,332    5,706,508   1,265,910,840
     UTS.........................................         9,961,031    30.1152      299,955,671      857,552     300,813,223
     GAA.........................................         5,558,481    17.8190       99,068,332      616,922      99,685,254
     GGS.........................................         2,796,363    14.2380       39,830,602      285,003      40,115,605
     GGR.........................................        12,229,092    24.9770      305,431,837    1,168,731     306,600,568
     GTR.........................................         4,242,817    18.5311       78,621,904      388,442      79,010,346
     SGS.........................................         2,390,144    10.8282       25,880,022      160,152      26,040,174
     GTS.........................................            10,929     7.2836           79,611           --          79,611
     MCS.........................................           730,917     9.2484        6,759,318           --       6,759,318
                                                                                 --------------  -----------  --------------
                                                                                 $8,341,838,130  $33,566,420  $8,375,404,550
                                                                                 --------------  -----------  --------------


                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                                Applicable to Owners of
                                                          Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  -------------------------------------
                                                                                                Reserve for
                                                                                                 Variable
                                                           Units     Unit Value      Value       Annuities       Total
                                                         ----------  ----------  -------------  -----------  -------------
  MFS REGATTA CLASSIC CONTRACTS:
     BDS.........................................            29,104   $11.0360   $    321,141     $   --     $    321,141
     CAS.........................................           543,964    17.5473      9,542,181         --        9,542,181
     COS.........................................           485,523    21.9313     10,641,365         --       10,641,365
     MIT.........................................         1,238,791    16.4889     20,416,920        402       20,417,322
     EGS.........................................         1,263,787    21.1925     26,776,379         --       26,776,379
     EIS.........................................            89,759    14.4888      1,300,277         --        1,300,277
     FCE.........................................            79,524     9.0542        719,753         --          719,753
     FCG.........................................           119,386    11.9669      1,428,734         --        1,428,734
     FCI.........................................            90,031    14.2429      1,282,901         --        1,282,901
     GSS.........................................           311,094    12.3626      3,852,942         --        3,852,942
     HYS.........................................           299,513    10.9236      3,265,147         --        3,265,147
     MSS.........................................           297,796    19.0125      5,660,845         --        5,660,845
     MIS.........................................           730,554    14.9288     10,908,008         --       10,908,008
     MMS.........................................           292,942    11.7080      3,431,394         --        3,431,394
     NWD.........................................           225,158    16.5708      3,730,897         --        3,730,897
     RES.........................................         1,050,110    16.6799     17,512,399         --       17,512,399
     RGS.........................................            59,489    14.1418        840,958         --          840,958
     RSS.........................................            71,931    15.3492      1,104,049         --        1,104,049
     SIS.........................................            34,656    10.3918        360,075         --          360,075
     TEC.........................................            21,219     7.2387        153,611         --          153,611
     TRS.........................................         1,811,237    15.4684     28,011,820        890       28,012,710
     UTS.........................................           362,778    20.3946      7,388,822         --        7,388,822
     GAA.........................................            46,359    13.1098        608,387         --          608,387
     GGS.........................................            29,465    10.7567        316,925         --          316,925
     GGR.........................................           161,980    18.3211      2,966,236         --        2,966,236
     GTR.........................................           103,608    14.1702      1,467,677        429        1,468,106
     SGS.........................................           124,043     9.9709      1,236,782         --        1,236,782
     GTS.........................................               987     7.2889          7,197         --            7,197
     MCS.........................................            17,306     9.2506        160,070         --          160,070
                                                                                 ------------     ------     ------------
                                                                                 $165,413,892     $1,721     $165,415,613
                                                                                 ------------     ------     ------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                                Applicable to Owners of
                                                          Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  --------------------------------------
                                                                                                Reserve for
                                                                                                  Variable
                                                           Units     Unit Value      Value        Annuities       Total
                                                         ----------  ----------  --------------  -----------  --------------
  MFS REGATTA PLATINUM CONTRACTS:
     BDS.........................................         3,829,426   $10.9776   $   42,040,531  $   21,214   $   42,061,745
     CAS.........................................        16,123,178    12.9537      208,840,865   1,075,133      209,915,998
     COS.........................................        13,234,146    14.7527      195,235,300     396,872      195,632,172
     MIT.........................................        49,003,728    11.2603      551,778,317   1,812,833      553,591,150
     EGS.........................................        17,416,607    16.0186      278,979,541     834,633      279,814,174
     EIS.........................................         3,963,761    14.2652       56,538,115      47,256       56,585,371
     FCE.........................................         1,169,900     9.3494       10,936,740     119,873       11,056,613
     FCG.........................................         4,164,308    11.3110       47,100,258      53,133       47,153,391
     FCI.........................................         1,256,955    11.5075       14,463,725      54,886       14,518,611
     GSS.........................................         9,623,917    11.1320      107,127,330     203,501      107,330,831
     HYS.........................................         7,800,151     9.2019       71,741,864     243,330       71,985,194
     MSS.........................................         4,523,093    15.1253       68,410,605     233,688       68,644,293
     MIS.........................................        32,630,497    14.7585      481,554,423     929,998      482,484,421
     MMS.........................................         5,319,403    10.9862       58,436,533     274,148       58,710,681
     NWD.........................................         4,753,246    16.2788       77,375,239     410,350       77,785,589
     RES.........................................        14,126,725    12.7530      180,153,426     555,788      180,709,214
     RGS.........................................         3,623,901    11.2123       40,631,607      74,567       40,706,174
     RSS.........................................         2,001,503    13.1523       26,324,194     236,665       26,560,859
     SIS.........................................         1,535,324    10.3225       15,848,663      15,688       15,864,351
     TEC.........................................           283,087     7.2300        2,046,823          --        2,046,823
     TRS.........................................        20,955,708    12.0159      251,798,788   1,225,092      253,023,880
     UTS.........................................        11,646,870    14.9137      173,708,503     264,839      173,973,342
     GAA.........................................           694,593    10.9303        7,591,399       5,832        7,597,231
     GGS.........................................           558,947    10.5176        5,877,135      52,957        5,930,092
     GGR.........................................         3,209,391    14.5301       46,629,481     102,594       46,732,075
     GTR.........................................         1,216,055    11.2785       13,715,480      38,078       13,753,558
     SGS.........................................         1,785,408    10.6697       19,048,533          --       19,048,533
     GTS.........................................            31,509     7.1839          226,409          --          226,409
     MCS.........................................           353,162     9.2479        3,265,982          --        3,265,982
                                                                                 --------------  ----------   --------------
                                                                                 $3,057,425,809  $9,282,948   $3,066,708,757
                                                                                 --------------  ----------   --------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                               Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                               Reserve for
                                                                                                Variable
                                                           Units    Unit Value      Value       Annuities       Total
                                                         ---------  ----------  -------------  -----------  -------------
  MFS REGATTA EXTRA CONTRACTS:
     BDS -- Level 1.............................            77,459   $10.7940   $    836,092     $    --    $    836,092
     BDS -- Level 2.............................            65,066    10.7836        701,646          --         701,646
     BDS -- Level 3.............................           214,623    10.7767      2,312,917          --       2,312,917
     BDS -- Level 4.............................            86,798    10.7662        934,501          --         934,501
     CAS -- Level 1.............................           693,430     8.8067      6,106,838          --       6,106,838
     CAS -- Level 2.............................         1,128,952     8.7981      9,932,647          --       9,932,647
     CAS -- Level 3.............................         2,130,547     8.7924     18,732,587          --      18,732,587
     CAS -- Level 4.............................           541,268     8.7838      4,752,477          --       4,752,477
     COS -- Level 1.............................         1,309,871     9.3555     12,254,520          --      12,254,520
     COS -- Level 2.............................         1,690,475     9.3464     15,799,775          --      15,799,775
     COS -- Level 3.............................         3,382,049     9.3402     31,589,168          --      31,589,168
     COS -- Level 4.............................         1,139,592     9.3310     10,630,350          --      10,630,350
     MIT -- Level 1.............................         1,567,339    10.0762     15,792,847          --      15,792,847
     MIT -- Level 2.............................         2,171,833    10.0663     21,862,426          --      21,862,426
     MIT -- Level 3.............................         4,232,336    10.0598     42,576,344          --      42,576,344
     MIT -- Level 4.............................         1,325,352    10.0499     13,314,939          --      13,314,939
     EGS -- Level 1.............................         1,479,829     8.7059     12,883,212          --      12,883,212
     EGS -- Level 2.............................         2,015,613     8.6973     17,530,447          --      17,530,447
     EGS -- Level 3.............................         4,326,107     8.6916     37,601,000          --      37,601,000
     EGS -- Level 4.............................         1,307,630     8.6831     11,351,835          --      11,351,835
     EIS -- Level 1.............................           203,752    12.5910      2,565,453          --       2,565,453
     EIS -- Level 2.............................           208,713    12.5789      2,625,371          --       2,625,371
     EIS -- Level 3.............................           454,482    12.5708      5,713,195          --       5,713,195
     EIS -- Level 4.............................           111,256    12.5586      1,396,992          --       1,396,992
     FCE -- Level 1.............................            57,546     8.1666        469,951          --         469,951
     FCE -- Level 2.............................           124,787     8.1587      1,018,101          --       1,018,101
     FCE -- Level 3.............................           128,994     8.1534      1,051,745          --       1,051,745
     FCE -- Level 4.............................            60,368     8.1455        491,687          --         491,687
     FCG -- Level 1.............................           233,234     9.3003      2,169,146          --       2,169,146
     FCG -- Level 2.............................           341,396     9.2913      3,171,996          --       3,171,996
     FCG -- Level 3.............................           818,429     9.2852      7,599,307          --       7,599,307
     FCG -- Level 4.............................           224,129     9.2762      2,078,176          --       2,078,176
     FCI -- Level 1.............................            96,662     9.7297        940,491          --         940,491
     FCI -- Level 2.............................            78,014     9.7205        758,336          --         758,336
     FCI -- Level 3.............................           229,167     9.7143      2,226,203          --       2,226,203
     FCI -- Level 4.............................            11,409     9.7051        110,563          --         110,563
     GSS -- Level 1.............................           217,774    10.7679      2,344,964          --       2,344,964
     GSS -- Level 2.............................           364,621    10.7573      3,922,333          --       3,922,333
     GSS -- Level 3.............................           531,971    10.7502      5,718,811          --       5,718,811
     GSS -- Level 4.............................           310,046    10.7396      3,328,604          --       3,328,604
     HYS -- Level 1.............................           246,939     9.2152      2,275,601          --       2,275,601
     HYS -- Level 2.............................           277,607     9.2064      2,555,758          --       2,555,758
     HYS -- Level 3.............................           410,208     9.2005      3,774,115          --       3,774,115
     HYS -- Level 4.............................           174,044     9.1916      1,599,237          --       1,599,237
     MSS -- Level 1.............................           342,650     8.2945      2,842,108          --       2,842,108
     MSS -- Level 2.............................           485,882     8.2864      4,026,200          --       4,026,200
     MSS -- Level 3.............................         1,051,021     8.2810      8,703,493          --       8,703,493
     MSS -- Level 4.............................           395,973     8.2729      3,273,475          --       3,273,475
     MIS -- Level 1.............................         2,157,835     9.4222     20,331,535          --      20,331,535

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                            Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                              Reserve for
                                                                                               Variable
                                                         Units      Unit Value   Value         Annuities     Total
                                                         ---------  ----------  -------------  -----------  -------------
 MFS REGATTA EXTRA CONTRACTS: -- CONTINUED
     MIS -- Level 2.............................         2,559,854   $ 9.4130   $ 24,095,833     $    --    $ 24,095,833
     MIS -- Level 3.............................         4,923,997     9.4068     46,319,165          --      46,319,165
     MIS -- Level 4.............................         1,511,093     9.3976     14,147,054          --      14,147,054
     MMS -- Level 1.............................           728,487    10.3184      7,516,806          --       7,516,806
     MMS -- Level 2.............................           741,527    10.3084      7,643,965          --       7,643,965
     MMS -- Level 3.............................         1,220,849    10.3018     12,576,905          --      12,576,905
     MMS -- Level 4.............................           568,861    10.2918      5,849,664          --       5,849,664
     NWD -- Level 1.............................           529,521    10.3314      5,470,703          --       5,470,703
     NWD -- Level 2.............................           869,196    10.3213      8,971,234          --       8,971,234
     NWD -- Level 3.............................         1,704,282    10.3146     17,578,921          --      17,578,921
     NWD -- Level 4.............................           664,181    10.3044      6,842,369          --       6,842,369
     RES -- Level 1.............................           661,535     9.4985      6,283,600          --       6,283,600
     RES -- Level 2.............................           721,446     9.4892      6,845,949          --       6,845,949
     RES -- Level 3.............................         1,500,613     9.4830     14,230,303          --      14,230,303
     RES -- Level 4.............................           443,675     9.4737      4,202,002          --       4,202,002
     RGS -- Level 1.............................            67,362    10.2001        687,107          --         687,107
     RGS -- Level 2.............................           117,704    10.1903      1,199,444          --       1,199,444
     RGS -- Level 3.............................           222,322    10.1838      2,264,077          --       2,264,077
     RGS -- Level 4.............................            91,377    10.1739        929,458          --         929,458
     RSS -- Level 1.............................           307,752     9.2229      2,838,382          --       2,838,382
     RSS -- Level 2.............................           504,142     9.2139      4,645,141          --       4,645,141
     RSS -- Level 3.............................           995,558     9.2080      9,167,060          --       9,167,060
     RSS -- Level 4.............................           272,786     9.1989      2,508,193          --       2,508,193
     SIS -- Level 1.............................            41,244    10.2398        422,325          --         422,325
     SIS -- Level 2.............................            72,666    10.2299        743,367          --         743,367
     SIS -- Level 3.............................           213,393    10.2234      2,181,592          --       2,181,592
     SIS -- Level 4.............................            23,478    10.2135        239,566          --         239,566
     TEC -- Level 1.............................            76,758     7.2283        554,831          --         554,831
     TEC -- Level 2.............................           118,443     7.2234        855,560          --         855,560
     TEC -- Level 3.............................           211,211     7.2201      1,524,959          --       1,524,959
     TEC -- Level 4.............................            80,731     7.2151        582,467          --         582,467
     TRS -- Level 1.............................           531,259    11.4353      6,075,091          --       6,075,091
     TRS -- Level 2.............................           732,960    11.4242      8,373,481          --       8,373,481
     TRS -- Level 3.............................           767,913    11.4169      8,767,151          --       8,767,151
     TRS -- Level 4.............................           263,691    11.4058      3,007,124          --       3,007,124
     UTS -- Level 1.............................           670,496    10.4779      7,025,377          --       7,025,377
     UTS -- Level 2.............................           609,336    10.4676      6,378,303          --       6,378,303
     UTS -- Level 3.............................         1,283,992    10.4608     13,431,577          --      13,431,577
     UTS -- Level 4.............................           401,366    10.4505      4,191,416          --       4,191,416
     GAA -- Level 1.............................            26,394     9.8099        258,923          --         258,923
     GAA -- Level 2.............................            78,745     9.8001        771,716          --         771,716
     GAA -- Level 3.............................           172,825     9.7937      1,692,603          --       1,692,603
     GAA -- Level 4.............................             9,050     9.7841         88,473          --          88,473
     GGS -- Level 1.............................            20,989    10.3268        216,746          --         216,746
     GGS -- Level 2.............................            70,817    10.3167        730,598          --         730,598
     GGS -- Level 3.............................            49,235    10.3100        507,615          --         507,615
     GGS -- Level 4.............................            27,812    10.2999        286,376          --         286,376
     GGR -- Level 1.............................           346,962     9.0816      3,150,977          --       3,150,977
     GGR -- Level 2.............................           349,891     9.0727      3,174,465          --       3,174,465

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                                                               Reserve for
                                                            Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                              Reserve for
                                                                                               Variable
                                                         Units      Unit Value   Value         Annuities     Total
                                                         ---------  ----------  -------------  -----------  -------------
 MFS REGATTA EXTRA CONTRACTS: -- CONTINUED
     GGR -- Level 3.............................           869,483   $ 9.0668   $  7,883,427     $    --    $  7,883,427
     GGR -- Level 4.............................           297,452     9.0579      2,693,256          --       2,693,256
     GTR -- Level 1.............................            37,443    10.1186        378,868          --         378,868
     GTR -- Level 2.............................            42,261    10.1087        427,205          --         427,205
     GTR -- Level 3.............................            61,103    10.1022        617,272          --         617,272
     GTR -- Level 4.............................            19,112    10.0923        192,795          --         192,795
     SGS -- Level 1.............................           253,737     8.5749      2,175,773          --       2,175,773
     SGS -- Level 2.............................           401,168     8.5665      3,436,614          --       3,436,614
     SGS -- Level 3.............................           850,553     8.5609      7,281,535          --       7,281,535
     SGS -- Level 4.............................           236,104     8.5525      2,018,462          --       2,018,462
     GTS -- Level 1.............................             3,116     7.2821         22,691          --          22,691
     GTS -- Level 2.............................            24,218     7.2788        176,276          --         176,276
     GTS -- Level 3.............................            33,185     7.2767        241,477          --         241,477
     GTS -- Level 4.............................             4,925     7.2734         35,824          --          35,824
     MCS -- Level 1.............................            76,464     9.2420        706,681          --         706,681
     MCS -- Level 2.............................           142,977     9.2379      1,320,803          --       1,320,803
     MCS -- Level 3.............................           399,687     9.2351      3,691,168          --       3,691,168
     MCS -- Level 4.............................           137,221     9.2310      1,265,810          --       1,265,810
                                                                                ------------     -------    ------------
                                                                                $709,191,466     $    --    $709,191,466
                                                                                ------------     -------    ------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                               Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                               Reserve for
                                                                                                Variable
                                                           Units    Unit Value      Value       Annuities       Total
                                                         ---------  ----------  -------------  -----------  -------------
  MFS REGATTA ACCESS CONTRACTS:
     BDS -- Level 1.............................             9,176   $10.5347   $     96,664     $    --    $     96,664
     BDS -- Level 3.............................            86,674    10.5230        912,064          --         912,064
     BDS -- Level 4.............................            31,146    10.5160        327,529          --         327,529
     BDS -- Level 5.............................            47,680    10.5113        501,176          --         501,176
     BDS -- Level 6.............................             5,855    10.5043         61,446          --          61,446
     CAS -- Level 1.............................            17,139     8.1552        139,770          --         139,770
     CAS -- Level 2.............................            60,648     8.1499        494,276          --         494,276
     CAS -- Level 3.............................           460,577     8.1463      3,751,999          --       3,751,999
     CAS -- Level 4.............................           381,675     8.1410      3,107,214          --       3,107,214
     CAS -- Level 5.............................           374,097     8.1375      3,044,200          --       3,044,200
     CAS -- Level 6.............................           135,475     8.1322      1,101,281          --       1,101,281
     COS -- Level 1.............................           354,251     8.5007      3,011,399          --       3,011,399
     COS -- Level 2.............................           169,833     8.4951      1,442,746          --       1,442,746
     COS -- Level 3.............................         1,194,561     8.4913     10,143,378          --      10,143,378
     COS -- Level 4.............................         1,030,852     8.4856      8,747,433          --       8,747,433
     COS -- Level 5.............................         1,008,384     8.4818      8,552,957          --       8,552,957
     COS -- Level 6.............................           343,358     8.4762      2,908,997          --       2,908,997
     MIT -- Level 1.............................           155,553     9.5952      1,492,565          --       1,492,565
     MIT -- Level 2.............................            79,848     9.5887        765,634          --         765,634
     MIT -- Level 3.............................           710,024     9.5843      6,805,064          --       6,805,064
     MIT -- Level 4.............................           581,022     9.5777      5,564,875          --       5,564,875
     MIT -- Level 5.............................           786,960     9.5734      7,533,867          --       7,533,867
     MIT -- Level 6.............................           176,975     9.5668      1,692,439          --       1,692,439
     EGS -- Level 1.............................            71,231     7.7668        553,239          --         553,239
     EGS -- Level 2.............................           110,511     7.7615        857,732          --         857,732
     EGS -- Level 3.............................           998,232     7.7579      7,744,221          --       7,744,221
     EGS -- Level 4.............................           633,716     7.7526      4,912,963          --       4,912,963
     EGS -- Level 5.............................           974,229     7.7491      7,549,369          --       7,549,369
     EGS -- Level 6.............................           251,053     7.7437      1,943,622          --       1,943,622
     EIS -- Level 1.............................           109,245    11.7525      1,283,898          --       1,283,898
     EIS -- Level 2.............................            32,395    11.7453        380,487          --         380,487
     EIS -- Level 3.............................           294,819    11.7405      3,461,316          --       3,461,316
     EIS -- Level 4.............................           199,328    11.7333      2,338,763          --       2,338,763
     EIS -- Level 5.............................           161,525    11.7284      1,894,438          --       1,894,438
     EIS -- Level 6.............................            37,230    11.7212        435,075          --         435,075
     FCE -- Level 1.............................            14,188     8.3380        118,298          --         118,298
     FCE -- Level 3.............................            68,158     8.3301        567,760          --         567,760
     FCE -- Level 4.............................            31,548     8.3254        262,651          --         262,651
     FCE -- Level 5.............................            42,569     8.3222        354,270          --         354,270
     FCE -- Level 6.............................             5,839     8.3175         48,485          --          48,485
     FCG -- Level 1.............................            32,935     9.1340        300,833          --         300,833
     FCG -- Level 3.............................           181,787     9.1242      1,658,657          --       1,658,657
     FCG -- Level 4.............................           130,104     9.1183      1,186,324          --       1,186,324
     FCG -- Level 5.............................            99,249     9.1144        904,589          --         904,589
     FCG -- Level 6.............................            31,392     9.1085        285,802          --         285,802
     FCI -- Level 1.............................            10,749     9.5757        102,933          --         102,933
     FCI -- Level 3.............................            35,314     9.5657        337,807          --         337,807
     FCI -- Level 4.............................            16,087     9.5597        153,787          --         153,787
     FCI -- Level 5.............................            56,398     9.5558        538,927          --         538,927

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                            Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                              Reserve for
                                                                                               Variable
                                                         Units      Unit Value     Value       Annuities     Total
                                                         ---------  ----------  -------------  -----------  -------------
 MFS REGATTA ACCESS CONTRACTS: -- CONTINUED
     FCI -- Level 6.............................             1,488   $ 9.5498   $     14,223          --    $     14,223
     GSS -- Level 3.............................           276,644    10.5268      2,912,171          --       2,912,171
     GSS -- Level 4.............................           172,554    10.5206      1,815,361          --       1,815,361
     GSS -- Level 5.............................           112,889    10.5164      1,187,189          --       1,187,189
     GSS -- Level 6.............................            31,047    10.5102        326,367          --         326,367
     HYS -- Level 1.............................            16,006     9.1975        147,213          --         147,213
     HYS -- Level 2.............................            56,265     9.1912        517,149          --         517,149
     HYS -- Level 3.............................           220,014     9.1871      2,021,281          --       2,021,281
     HYS -- Level 4.............................           128,702     9.1808      1,181,588          --       1,181,588
     HYS -- Level 5.............................            66,044     9.1766        606,057          --         606,057
     HYS -- Level 6.............................            21,175     9.1703        193,853          --         193,853
     MSS -- Level 2.............................            58,759     8.4348        495,617          --         495,617
     MSS -- Level 3.............................           191,874     8.4311      1,617,706          --       1,617,706
     MSS -- Level 4.............................           294,369     8.4256      2,480,233          --       2,480,233
     MSS -- Level 5.............................           141,896     8.4219      1,195,038          --       1,195,038
     MSS -- Level 6.............................            39,119     8.4164        328,184          --         328,184
     MIS -- Level 1.............................           365,773     8.7095      3,185,698          --       3,185,698
     MIS -- Level 2.............................           112,876     8.7036        982,431          --         982,431
     MIS -- Level 3.............................         1,292,384     8.6997     11,243,402          --      11,243,402
     MIS -- Level 4.............................           947,835     8.6939      8,240,377          --       8,240,377
     MIS -- Level 5.............................         1,040,996     8.6900      9,046,254          --       9,046,254
     MIS -- Level 6.............................           415,337     8.6842      3,605,845          --       3,605,845
     MMS -- Level 1.............................           283,269    10.2182      2,894,488      24,077       2,918,565
     MMS -- Level 2.............................            72,291    10.2114        738,193          --         738,193
     MMS -- Level 3.............................           707,627    10.2068      7,222,622          --       7,222,622
     MMS -- Level 4.............................           535,216    10.2000      5,459,210          --       5,459,210
     MMS -- Level 5.............................           657,819    10.1955      6,706,772          --       6,706,772
     MMS -- Level 6.............................           228,956    10.1887      2,330,558          --       2,330,558
     NWD -- Level 1.............................            36,344     9.1201        331,460          --         331,460
     NWD -- Level 2.............................            43,265     9.1140        394,316          --         394,316
     NWD -- Level 3.............................           390,879     9.1099      3,560,886          --       3,560,886
     NWD -- Level 4.............................           356,653     9.1039      3,246,921          --       3,246,921
     NWD -- Level 5.............................           349,625     9.0998      3,181,516          --       3,181,516
     NWD -- Level 6.............................            72,653     9.0937        660,456          --         660,456
     RES -- Level 2.............................           151,887     8.5408      1,297,237          --       1,297,237
     RES -- Level 3.............................           638,978     8.5369      5,454,881          --       5,454,881
     RES -- Level 4.............................           518,562     8.5310      4,423,875          --       4,423,875
     RES -- Level 5.............................           375,730     8.5271      3,203,902          --       3,203,902
     RES -- Level 6.............................           116,003     8.5213        988,054          --         988,054
     RGS -- Level 2.............................            57,880     9.9879        578,097          --         578,097
     RGS -- Level 3.............................            72,193     9.9838        720,756          --         720,756
     RGS -- Level 4.............................            68,556     9.9776        684,025          --         684,025
     RGS -- Level 5.............................            40,063     9.9735        399,565          --         399,565
     RGS -- Level 6.............................             7,486     9.9674         74,405          --          74,405
     RSS -- Level 1.............................            31,247     9.0485        282,742          --         282,742
     RSS -- Level 3.............................           268,522     9.0384      2,427,015          --       2,427,015
     RSS -- Level 4.............................           195,584     9.0324      1,766,592          --       1,766,592
     RSS -- Level 5.............................           298,934     9.0284      2,698,882          --       2,698,882
     RSS -- Level 6.............................            62,079     9.0223        566,159          --         566,159

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                            Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                              Reserve for
                                                                                               Variable
                                                         Units      Unit Value   Value         Annuities     Total
                                                         ---------  ----------  -------------  -----------  -------------
 MFS REGATTA ACCESS CONTRACTS: -- CONTINUED
     SIS -- Level 1.............................             9,689   $10.0595   $     97,468     $    --    $     97,468
     SIS -- Level 3.............................            39,367    10.0496        395,626          --         395,626
     SIS -- Level 4.............................            35,590    10.0437        357,452          --         357,452
     SIS -- Level 5.............................            21,966    10.0397        220,530          --         220,530
     SIS -- Level 6.............................             1,141    10.0338         11,793          --          11,793
     TEC -- Level 1.............................           281,559     7.7100      2,170,821          --       2,170,821
     TEC -- Level 2.............................           142,694     7.7050      1,099,455          --       1,099,455
     TEC -- Level 3.............................           548,800     7.7016      4,226,652          --       4,226,652
     TEC -- Level 4.............................           538,339     7.6966      4,143,373          --       4,143,373
     TEC -- Level 5.............................           253,221     7.6932      1,948,088          --       1,948,088
     TEC -- Level 6.............................            49,366     7.6882        380,021          --         380,021
     TRS -- Level 1.............................            41,995    10.9931        461,653          --         461,653
     TRS -- Level 2.............................            68,186    10.9864        749,119          --         749,119
     TRS -- Level 3.............................           307,559    10.9819      3,377,578          --       3,377,578
     TRS -- Level 4.............................           295,198    10.9752      3,239,851          --       3,239,851
     TRS -- Level 5.............................           324,903    10.9707      3,564,412          --       3,564,412
     TRS -- Level 6.............................            37,554    10.9640        411,537          --         411,537
     UTS -- Level 1.............................            54,728     9.8521        539,186          --         539,186
     UTS -- Level 2.............................           109,577     9.8458      1,078,870          --       1,078,870
     UTS -- Level 3.............................           526,275     9.8415      5,179,336          --       5,179,336
     UTS -- Level 4.............................           449,790     9.8351      4,423,733          --       4,423,733
     UTS -- Level 5.............................           491,066     9.8308      4,827,592          --       4,827,592
     UTS -- Level 6.............................            50,011     9.8244        488,819          --         488,819
     GAA -- Level 3.............................             9,938     9.4535         93,953          --          93,953
     GAA -- Level 4.............................            15,496     9.4484        146,410          --         146,410
     GAA -- Level 5.............................            37,076     9.4450        350,184          --         350,184
     GAA -- Level 6.............................             1,677     9.4399         15,772          --          15,772
     GGS -- Level 3.............................            38,750    10.3375        400,579          --         400,579
     GGS -- Level 4.............................            12,309    10.3312        127,172          --         127,172
     GGS -- Level 5.............................            10,061    10.3271        103,900          --         103,900
     GGS -- Level 6.............................               490    10.3208          5,033          --           5,033
     GGR -- Level 2.............................            61,167     8.4073        514,249          --         514,249
     GGR -- Level 3.............................           165,543     8.4035      1,391,143          --       1,391,143
     GGR -- Level 4.............................           248,860     8.3977      2,089,868          --       2,089,868
     GGR -- Level 5.............................           244,064     8.3939      2,048,650          --       2,048,650
     GGR -- Level 6.............................            30,327     8.3882        254,086          --         254,086
     GTR -- Level 1.............................             9,849     9.9824         98,318          --          98,318
     GTR -- Level 3.............................            13,660     9.9713        136,205          --         136,205
     GTR -- Level 4.............................            19,009     9.9647        189,420          --         189,420
     GTR -- Level 5.............................            29,500     9.9602        293,829          --         293,829
     GTR -- Level 6.............................             6,961     9.9536         69,234          --          69,234
     SGS -- Level 1.............................           268,479     8.3629      2,245,262          --       2,245,262
     SGS -- Level 2.............................           124,382     8.3575      1,039,516          --       1,039,516
     SGS -- Level 3.............................           648,834     8.3538      5,420,248          --       5,420,248
     SGS -- Level 4.............................           451,638     8.3484      3,770,449          --       3,770,449
     SGS -- Level 5.............................           198,417     8.3448      1,655,740          --       1,655,740
     SGS -- Level 6.............................           185,004     8.3393      1,541,807          --       1,541,807
     GTS -- Level 3.............................            11,974     7.2832         87,210          --          87,210
     GTS -- Level 4.............................             7,540     7.2799         54,887          --          54,887

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued



                                                            Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                              Reserve for
                                                                                               Variable
                                                         Units      Unit Value   Value         Annuities     Total
                                                         ---------  ----------  -------------  -----------  -------------
 MFS REGATTA ACCESS CONTRACTS: -- CONTINUED
     GTS -- Level 5.............................            23,618   $ 7.2777   $    171,869     $    --    $    171,869
     MCS -- Level 1.............................            10,530     9.2503         97,409          --          97,409
     MCS -- Level 2.............................            14,752     9.2461        136,395          --         136,395
     MCS -- Level 3.............................            94,439     9.2434        872,937          --         872,937
     MCS -- Level 4.............................           107,236     9.2393        990,779          --         990,779
     MCS -- Level 5.............................           160,531     9.2365      1,482,749          --       1,482,749
     MCS -- Level 6.............................            99,581     9.2324        919,140          --         919,140
                                                                                ------------     -------    ------------
                                                                                $300,219,408     $24,077    $300,243,485
                                                                                ------------     -------    ------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued



                                                               Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                               Reserve for
                                                                                                 Variable
                                                           Units    Unit Value      Value       Annuities       Total
                                                         ---------  ----------  -------------  -----------  -------------
  MFS REGATTA CHOICE CONTRACTS:
     BDS -- Level 2.............................            62,271   $10.5347   $    656,008     $    --    $    656,008
     BDS -- Level 3.............................            29,888    10.5300        314,721          --         314,721
     BDS -- Level 4.............................            41,361    10.5277        435,439          --         435,439
     BDS -- Level 5.............................           128,272    10.5230      1,349,803          --       1,349,803
     BDS -- Level 6.............................            49,564    10.5160        519,473          --         519,473
     CAS -- Level 1.............................             9,289     8.0903         75,150       4,484          79,634
     CAS -- Level 2.............................           358,590     8.0848      2,899,144          --       2,899,144
     CAS -- Level 3.............................           144,013     8.0813      1,163,803          --       1,163,803
     CAS -- Level 4.............................           621,987     8.0795      5,025,322          --       5,025,322
     CAS -- Level 5.............................         1,152,866     8.0759      9,310,382          --       9,310,382
     CAS -- Level 6.............................           410,764     8.0705      3,314,840          --       3,314,840
     COS -- Level 2.............................           542,845     8.2203      4,462,360      10,029       4,472,389
     COS -- Level 3.............................           168,372     8.2166      1,383,439          --       1,383,439
     COS -- Level 4.............................           974,321     8.2147      8,003,760          --       8,003,760
     COS -- Level 5.............................         2,057,010     8.2110     16,890,006          --      16,890,006
     COS -- Level 6.............................           530,318     8.2053      4,350,722          --       4,350,722
     MIT -- Level 2.............................           662,105     9.7233      6,437,881       5,992       6,443,873
     MIT -- Level 3.............................           106,576     9.7190      1,035,812          --       1,035,812
     MIT -- Level 4.............................           744,449     9.7168      7,233,692          --       7,233,692
     MIT -- Level 5.............................         1,982,246     9.7125     19,252,546          --      19,252,546
     MIT -- Level 6.............................           623,357     9.7060      6,049,214          --       6,049,214
     EGS -- Level 1.............................             9,525     7.7721         74,029       4,932          78,961
     EGS -- Level 2.............................           564,969     7.7668      4,387,993          --       4,387,993
     EGS -- Level 3.............................           167,798     7.7632      1,302,661          --       1,302,661
     EGS -- Level 4.............................           913,512     7.7615      7,090,203          --       7,090,203
     EGS -- Level 5.............................         2,170,423     7.7579     16,837,999          --      16,837,999
     EGS -- Level 6.............................           578,558     7.7526      4,485,365          --       4,485,365
     EIS -- Level 2.............................           112,270    12.1428      1,363,271          --       1,363,271
     EIS -- Level 3.............................            20,757    12.1376        251,945          --         251,945
     EIS -- Level 4.............................           131,403    12.1349      1,594,559          --       1,594,559
     EIS -- Level 5.............................           329,803    12.1296      4,000,382          --       4,000,382
     EIS -- Level 6.............................            70,298    12.1217        847,318          --         847,318
     FCE -- Level 2.............................            16,933     8.1595        138,163          --         138,163
     FCE -- Level 3.............................            20,014     8.1559        163,231          --         163,231
     FCE -- Level 4.............................            50,636     8.1540        412,891          --         412,891
     FCE -- Level 5.............................           105,050     8.1504        856,203          --         856,203
     FCE -- Level 6.............................            54,411     8.1450        443,296          --         443,296
     FCG -- Level 1.............................             9,690     9.1063         88,236          --          88,236
     FCG -- Level 2.............................            75,354     9.1002        685,738          --         685,738
     FCG -- Level 3.............................            19,952     9.0962        181,484          --         181,484
     FCG -- Level 4.............................           143,533     9.0941      1,305,313          --       1,305,313
     FCG -- Level 5.............................           395,096     9.0901      3,591,468          --       3,591,468
     FCG -- Level 6.............................           116,665     9.0840      1,059,428          --       1,059,428
     FCI -- Level 2.............................            36,126     9.5954        346,649          --         346,649
     FCI -- Level 4.............................            31,240     9.5915        299,577          --         299,577
     FCI -- Level 5.............................            72,137     9.5855        691,474          --         691,474
     FCI -- Level 6.............................            26,179     9.5796        250,853          --         250,853
     GSS -- Level 2.............................           173,385    10.6258      1,842,349          --       1,842,349
     GSS -- Level 3.............................            20,304    10.6210        215,652          --         215,652
     GSS -- Level 4.............................           209,319    10.6187      2,222,697          --       2,222,697
     GSS -- Level 5.............................           370,992    10.6140      3,937,694          --       3,937,694
     GSS -- Level 6.............................           120,982    10.6069      1,283,193          --       1,283,193

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                            Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                              Reserve for
                                                                                               Variable
                                                         Units      Unit Value   Value         Annuities     Total
                                                         ---------  ----------  -------------  -----------  -------------
 MFS REGATTA CHOICE CONTRACTS: -- CONTINUED
     HYS -- Level 2.............................           112,132   $ 9.1845   $  1,029,879     $    --    $  1,029,879
     HYS -- Level 3.............................            25,020     9.1804        229,694          --         229,694
     HYS -- Level 4.............................           143,301     9.1784      1,315,272          --       1,315,272
     HYS -- Level 5.............................           278,253     9.1743      2,552,777          --       2,552,777
     HYS -- Level 6.............................           104,240     9.1682        955,158          --         955,158
     MSS -- Level 2.............................           160,500     8.8670      1,423,152          --       1,423,152
     MSS -- Level 3.............................            40,787     8.8633        361,509          --         361,509
     MSS -- Level 4.............................           145,449     8.8615      1,288,890          --       1,288,890
     MSS -- Level 5.............................           318,263     8.8577      2,819,093          --       2,819,093
     MSS -- Level 6.............................            64,615     8.8522        569,486          --         569,486
     MIS -- Level 1.............................            41,788     8.7153        364,198      10,053         374,251
     MIS -- Level 2.............................           825,447     8.7095      7,189,214          --       7,189,214
     MIS -- Level 3.............................           147,610     8.7988      1,298,791          --       1,298,791
     MIS -- Level 4.............................         1,222,281     8.7036     10,638,301          --      10,638,301
     MIS -- Level 5.............................         3,410,945     8.6997     29,674,334          --      29,674,334
     MIS -- Level 6.............................           835,704     8.6939      7,263,050          --       7,263,050
     MMS -- Level 1.............................            16,332    10.2312        167,094          --         167,094
     MMS -- Level 2.............................           156,253    10.2243      1,597,571          --       1,597,571
     MMS -- Level 4.............................           136,521    10.2174      1,394,886          --       1,394,886
     MMS -- Level 5.............................           324,280    10.2128      3,311,807          --       3,311,807
     MMS -- Level 6.............................           204,046    10.2059      2,082,689          --       2,082,689
     NWD -- Level 2.............................           228,703     8.5929      1,965,223          --       1,965,223
     NWD -- Level 3.............................            96,431     8.5890        828,245          --         828,245
     NWD -- Level 4.............................           333,331     8.5870      2,862,316          --       2,862,316
     NWD -- Level 5.............................           830,845     8.5831      7,131,229          --       7,131,229
     NWD -- Level 6.............................           274,903     8.5772      2,358,208          --       2,358,208
     RES -- Level 2.............................           287,774     8.8839      2,556,553       4,684       2,561,237
     RES -- Level 3.............................           136,123     8.8800      1,208,774          --       1,208,774
     RES -- Level 4.............................           474,565     8.8781      4,213,231          --       4,213,231
     RES -- Level 5.............................         1,097,956     8.8742      9,743,498          --       9,743,498
     RES -- Level 6.............................           377,470     8.8684      3,347,075          --       3,347,075
     RGS -- Level 2.............................            41,097    10.0616        413,500          --         413,500
     RGS -- Level 3.............................            11,505    10.0574        115,711          --         115,711
     RGS -- Level 4.............................            70,162    10.0554        705,500          --         705,500
     RGS -- Level 5.............................           127,800    10.0512      1,284,536          --       1,284,536
     RGS -- Level 6.............................            40,111    10.0449        402,939          --         402,939
     RSS -- Level 2.............................           147,311     8.9190      1,313,871          --       1,313,871
     RSS -- Level 3.............................            75,847     8.9150        676,174          --         676,174
     RSS -- Level 4.............................           160,450     8.9129      1,430,082          --       1,430,082
     RSS -- Level 5.............................           459,368     8.9089      4,092,445          --       4,092,445
     RSS -- Level 6.............................           113,049     8.9028      1,004,180          --       1,004,180
     SIS -- Level 2.............................            28,461    10.0431        285,832          --         285,832
     SIS -- Level 3.............................            26,165    10.0388        262,662          --         262,662
     SIS -- Level 4.............................            65,392    10.0366        656,316          --         656,316
     SIS -- Level 5.............................            91,957    10.0324        922,540          --         922,540
     SIS -- Level 6.............................            22,010    10.0259        220,596          --         220,596
     TEC -- Level 1.............................            21,540     7.7449        166,828          --         166,828
     TEC -- Level 2.............................           141,204     7.7398      1,092,896          --       1,092,896
     TEC -- Level 3.............................            41,719     7.7365        322,759          --         322,759
     TEC -- Level 4.............................           183,811     7.7348      1,421,734          --       1,421,734
     TEC -- Level 5.............................           644,712     7.7314      4,984,512          --       4,984,512
     TEC -- Level 6.............................           156,214     7.7263      1,207,638          --       1,207,638

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued


                                                            Applicable to Owners of
                                                         Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  ------------------------------------
                                                                                              Reserve for
                                                                                               Variable
                                                         Units      Unit Value   Value         Annuities     Total
                                                         ---------  ----------  -------------  -----------  -------------
 MFS REGATTA CHOICE CONTRACTS: -- CONTINUED
     TRS -- Level 2.............................           219,370   $11.2029   $  2,457,576     $13,856    $  2,471,432
     TRS -- Level 3.............................            10,625    11.1981        118,984          --         118,984
     TRS -- Level 4.............................           325,729    11.1957      3,646,755          --       3,646,755
     TRS -- Level 5.............................           556,497    11.1909      6,227,677          --       6,227,677
     TRS -- Level 6.............................           188,022    11.1836      2,102,566          --       2,102,566
     UTS -- Level 2.............................           348,917     9.6922      3,381,763      10,460       3,392,223
     UTS -- Level 3.............................            95,664     9.6878        926,768          --         926,768
     UTS -- Level 4.............................           487,384     9.6856      4,720,588          --       4,720,588
     UTS -- Level 5.............................           985,298     9.6812      9,538,822          --       9,538,822
     UTS -- Level 6.............................           245,771     9.6745      2,376,495          --       2,376,495
     GAA -- Level 2.............................            11,274     9.5718        107,910          --         107,910
     GAA -- Level 3.............................             9,347     9.5681         89,429          --          89,429
     GAA -- Level 4.............................            15,475     9.5662        148,035          --         148,035
     GAA -- Level 5.............................            38,826     9.5625        371,270          --         371,270
     GAA -- Level 6.............................             3,760     9.5568         36,000          --          36,000
     GGS -- Level 2.............................            10,314    10.2736        105,965          --         105,965
     GGS -- Level 3.............................            12,317    10.2690        126,480          --         126,480
     GGS -- Level 4.............................            12,672    10.2667        130,099          --         130,099
     GGS -- Level 5.............................            54,231    10.2622        556,531          --         556,531
     GGS -- Level 6.............................            33,261    10.2553        341,166          --         341,166
     GGR -- Level 2.............................           155,157     8.9115      1,382,692          --       1,382,692
     GGR -- Level 3.............................             4,354     8.9077         38,787          --          38,787
     GGR -- Level 4.............................           201,984     8.9058      1,798,837          --       1,798,837
     GGR -- Level 5.............................           376,659     8.9020      3,353,028          --       3,353,028
     GGR -- Level 6.............................            88,602     8.8963        786,087          --         786,087
     GTR -- Level 2.............................             6,315     9.9684         62,947          --          62,947
     GTR -- Level 4.............................            25,601     9.9630        255,066          --         255,066
     GTR -- Level 5.............................            20,862     9.9593        207,774          --         207,774
     GTR -- Level 6.............................             5,255     9.9538         52,293          --          52,293
     SGS -- Level 2.............................           135,296     8.4758      1,146,734       3,620       1,150,354
     SGS -- Level 3.............................            25,507     8.4721        216,098          --         216,098
     SGS -- Level 4.............................           261,952     8.4703      2,218,809          --       2,218,809
     SGS -- Level 5.............................           599,690     8.4666      5,077,349          --       5,077,349
     SGS -- Level 6.............................           136,093     8.4612      1,151,231          --       1,151,231
     GTS -- Level 2.............................            11,107     7.2886         80,953          --          80,953
     GTS -- Level 3.............................             9,402     7.2865         68,504          --          68,504
     GTS -- Level 4.............................             3,533     7.2854         25,742          --          25,742
     GTS -- Level 5.............................            14,516     7.2832        105,725          --         105,725
     GTS -- Level 6.............................             2,093     7.2799         15,277          --          15,277
     MCS -- Level 2.............................            34,282     9.2503        317,116          --         317,116
     MCS -- Level 3.............................            32,880     9.2475        304,063          --         304,063
     MCS -- Level 4.............................           135,289     9.2461      1,250,905          --       1,250,905
     MCS -- Level 5.............................           257,499     9.2434      2,380,166          --       2,380,166
     MCS -- Level 6.............................            44,338     9.2393        409,435          --         409,435
                                                                                ------------     -------    ------------
                                                                                $359,355,776     $68,110    $359,423,886
                                                                                ------------     -------    ------------

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 2000 -- continued



                                                                Applicable to Owners of
                                                          Deferred Variable Annuity Contracts
 NET ASSETS APPLICABLE TO CONTRACT OWNERS: -- CONTINUED  --------------------------------------
                                                                                                 Reserve for
                                                                                                  Variable
                                                           Units    Unit Value       Value        Annuities        Total
                                                         ---------  ----------  ---------------  -----------  ---------------
  MFS REGATTA FLEX 4 CONTRACTS:
     CAS -- Level 5.............................           3,309     $ 8.7653   $        29,008  $        --  $        29,008
     COS -- Level 3.............................             528       8.9505             4,726           --            4,726
     COS -- Level 5.............................             404       8.9472             3,616           --            3,616
     MIT -- Level 3.............................             484       9.7203             4,706           --            4,706
     MIT -- Level 4.............................             309       9.7182             3,000           --            3,000
     MIT -- Level 5.............................           4,449       9.7168            43,226           --           43,226
     EGS -- Level 5.............................           2,246       8.7702            19,690           --           19,690
     EIS -- Level 4.............................             707      10.6075             7,500           --            7,500
     EIS -- Level 5.............................           1,998      10.6059            21,180           --           21,180
     FCG -- Level 5.............................           2,079       9.7135            20,191           --           20,191
     GSS -- Level 5.............................           4,857      10.3667            50,346           --           50,346
     HYS -- Level 5.............................           2,068       9.7171            20,086           --           20,086
     MIS -- Level 3.............................             526       8.9598             4,709           --            4,709
     MIS -- Level 4.............................           1,172       8.9578            10,500           --           10,500
     MIS -- Level 5.............................           3,062       8.9565            27,432           --           27,432
     MMS -- Level 5.............................           9,973      10.0682           100,410           --          100,410
     NWD -- Level 4.............................             164       9.1675             1,500           --            1,500
     NWD -- Level 5.............................           2,248       9.1661            20,610           --           20,610
     RSS -- Level 4.............................             314       9.5692             3,000           --            3,000
     TRS -- Level 3.............................             453      10.3812             4,699           --            4,699
     TRS -- Level 4.............................             289      10.3789             3,000           --            3,000
     TRS -- Level 5.............................             376      10.3774             3,908           --            3,908
     UTS -- Level 5.............................           2,091       9.8905            20,684           --           20,684
     GGR -- Level 5.............................           1,747       9.2069            16,086           --           16,086
     MCS -- Level 4.............................             169       8.8813             1,500           --            1,500
     MCS -- Level 5.............................           2,273       8.8800            20,187           --           20,187
                                                                                ---------------  -----------  ---------------
                                                                                $       465,500  $        --  $       465,500
                                                                                ---------------  -----------  ---------------
     Net Assets...............................................................  $13,275,681,478  $45,730,421  $13,321,411,899
                                                                                ===============  ===========  ===============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 2000

                                          BDS            CAS            COS            MIT
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                      ------------  -------------  -------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $  2,376,672  $ 229,759,796  $  59,697,952  $ 151,163,534
   Mortality and expense risk
    charges.........................      (748,920)   (22,105,743)    (7,397,836)   (25,648,793)
   Distribution and administrative
    expense charges.................       (89,870)    (2,652,689)      (887,740)    (3,077,855)
                                      ------------  -------------  -------------  -------------
       Net investment income
        (loss)......................  $  1,537,882  $ 205,001,364  $  51,412,376  $ 122,436,886
                                      ------------  -------------  -------------  -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 13,754,085  $ 404,615,495  $  59,298,268  $ 335,636,379
     Cost of investments sold.......   (13,997,518)  (289,475,762)   (33,473,926)  (225,129,416)
                                      ------------  -------------  -------------  -------------
       Net realized gains
        (losses)....................  $   (243,433) $ 115,139,733  $  25,824,342  $ 110,506,963
                                      ------------  -------------  -------------  -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  3,315,903  $ (71,625,585) $     466,817  $  68,267,352
     Beginning of year..............      (731,928)   473,751,561    136,961,819    331,150,359
                                      ------------  -------------  -------------  -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $  4,047,831  $(545,377,146) $(136,495,002) $(262,883,007)
                                      ------------  -------------  -------------  -------------
     Realized and unrealized gains
      (losses)......................  $  3,804,398  $(430,237,413) $(110,670,660) $(152,376,044)
                                      ------------  -------------  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $  5,342,280  $(225,236,049) $ (59,258,284) $ (29,939,158)
                                      ============  =============  =============  =============

                                           EGS
                                       Sub-Account
                                      -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $ 132,865,620
   Mortality and expense risk
    charges.........................    (17,653,345)
   Distribution and administrative
    expense charges.................     (2,118,401)
                                      -------------
       Net investment income
        (loss)......................  $ 113,093,874
                                      -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 174,185,082
     Cost of investments sold.......    (76,408,253)
                                      -------------
       Net realized gains
        (losses)....................  $  97,776,829
                                      -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $ 168,421,597
     Beginning of year..............    696,941,762
                                      -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $(528,520,165)
                                      -------------
     Realized and unrealized gains
      (losses)......................  $(430,743,336)
                                      -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $(317,649,462)
                                      =============

                                          EIS            FCE            FCG            FCI
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                      ------------  -------------  -------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $    546,227  $       4,859  $   1,557,547  $   8,131,650
   Mortality and expense risk
    charges.........................      (817,047)      (491,167)    (1,133,631)      (999,935)
   Distribution and administrative
    expense charges.................       (98,046)       (58,940)      (136,036)      (119,992)
                                      ------------  -------------  -------------  -------------
       Net investment income
        (loss)......................  $   (368,866) $    (545,248) $     287,880  $   7,011,723
                                      ------------  -------------  -------------  -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 11,874,492  $  19,608,577  $  36,665,018  $  53,493,994
     Cost of investments sold.......   (10,688,070)   (16,662,160)   (31,280,492)   (51,585,346)
                                      ------------  -------------  -------------  -------------
       Net realized gains
        (losses)....................  $  1,186,422  $   2,946,417  $   5,384,526  $   1,908,648
                                      ------------  -------------  -------------  -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $ 19,604,463  $  (5,864,182) $    (132,948) $     148,843
     Beginning of year..............       815,964      7,573,821     14,196,828     11,755,882
                                      ------------  -------------  -------------  -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $ 18,788,499  $ (13,438,003) $ (14,329,776) $ (11,607,039)
                                      ------------  -------------  -------------  -------------
     Realized and unrealized gains
      (losses)......................  $ 19,974,921  $ (10,491,586) $  (8,945,250) $  (9,698,391)
                                      ------------  -------------  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $ 19,606,055  $ (11,036,834) $  (8,657,370) $  (2,686,668)
                                      ============  =============  =============  =============

                                           GSS
                                       Sub-Account
                                      -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $  27,076,668
   Mortality and expense risk
    charges.........................     (5,592,042)
   Distribution and administrative
    expense charges.................       (671,045)
                                      -------------
       Net investment income
        (loss)......................  $  20,813,581
                                      -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 142,112,893
     Cost of investments sold.......   (143,756,023)
                                      -------------
       Net realized gains
        (losses)....................  $  (1,643,130)
                                      -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  14,182,490
     Beginning of year..............    (13,183,512)
                                      -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $  27,366,002
                                      -------------
     Realized and unrealized gains
      (losses)......................  $  25,722,872
                                      -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $  46,536,453
                                      =============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- YEAR ENDED DECEMBER 31, 2000 -- continued

                                          HYS            MSS            MIS            MMS
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                      ------------  -------------  -------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $ 26,830,340  $ 115,341,726  $  28,048,136  $  22,048,663
   Mortality and expense risk
    charges.........................    (3,601,020)    (7,562,475)    (9,622,355)    (4,688,059)
   Distribution and administrative
    expense charges.................      (432,122)      (907,497)    (1,154,683)      (562,567)
                                      ------------  -------------  -------------  -------------
       Net investment income
       (loss).......................  $ 22,797,198  $ 106,871,754  $  17,271,098  $  16,798,037
                                      ------------  -------------  -------------  -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $100,905,968  $ 127,174,981  $  59,635,661  $ 704,416,907
     Cost of investments sold.......  (115,457,467)   (82,422,477)   (39,367,628)  (704,416,907)
                                      ------------  -------------  -------------  -------------
       Net realized gains
       (losses).....................  $(14,551,499) $  44,752,504  $  20,268,033  $          --
                                      ------------  -------------  -------------  -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $(40,406,353) $ (16,375,940) $  (4,363,775) $          --
     Beginning of year..............    (8,680,569)   284,470,613    114,855,426             --
                                      ------------  -------------  -------------  -------------
       Change in unrealized
       appreciation
       (depreciation)...............  $(31,725,784) $(300,846,553) $(119,219,201) $          --
                                      ------------  -------------  -------------  -------------
   Realized and unrealized gains
    (losses)........................  $(46,277,283) $(256,094,049) $ (98,951,168) $          --
                                      ------------  -------------  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $(23,480,085) $(149,222,295) $ (81,680,070) $  16,798,037
                                      ============  =============  =============  =============

                                          NWD            RES            RGS            RSS
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                      ------------  -------------  -------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $  6,461,103  $ 127,950,420  $   1,397,379  $   2,181,345
   Mortality and expense risk
    charges.........................    (1,703,893)   (15,360,179)    (1,017,234)      (648,894)
   Distribution and administrative
    expense charges.................      (204,467)    (1,843,221)      (122,068)       (77,867)
                                      ------------  -------------  -------------  -------------
       Net investment income
        (loss)......................  $  4,552,743  $ 110,747,020  $     258,077  $   1,454,584
                                      ------------  -------------  -------------  -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $ 29,303,100  $ 142,562,970  $  18,581,040  $  10,780,660
     Cost of investments sold.......   (17,575,743)   (82,951,340)   (16,169,422)    (8,475,182)
                                      ------------  -------------  -------------  -------------
       Net realized gains
        (losses)....................  $ 11,727,357  $  59,611,630  $   2,411,618  $   2,305,478
                                      ------------  -------------  -------------  -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $ (5,896,477) $ 130,154,676  $   4,133,644  $  (3,573,617)
     Beginning of year..............    21,187,835    369,190,915      5,552,651      6,041,356
                                      ------------  -------------  -------------  -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $(27,084,312) $(239,036,239) $  (1,419,007) $  (9,614,973)
                                      ------------  -------------  -------------  -------------
   Realized and unrealized gains
    (losses)........................  $(15,356,955) $(179,424,609) $     992,611  $  (7,309,495)
                                      ------------  -------------  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $(10,804,212) $ (68,677,589) $   1,250,688  $  (5,854,911)
                                      ============  =============  =============  =============

                                           SIS
                                       Sub-Account
                                      -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $     896,243
   Mortality and expense risk
    charges.........................       (301,003)
   Distribution and administrative
    expense charges.................        (36,120)
                                      -------------
       Net investment income
        (loss)......................  $     559,120
                                      -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $   6,293,880
     Cost of investments sold.......     (6,135,359)
                                      -------------
       Net realized gains
        (losses)....................  $     158,521
                                      -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $     257,101
     Beginning of year..............        463,814
                                      -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $    (206,713)
                                      -------------
   Realized and unrealized gains
    (losses)........................  $     (48,192)
                                      -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $     510,928
                                      =============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- YEAR ENDED DECEMBER 31, 2000 -- continued

                                         TEC(a)          TRS            UTS            GAA
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                      ------------  -------------  -------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $         --  $ 162,152,566  $  43,299,993  $   6,310,603
   Mortality and expense risk
    charges.........................       (84,183)   (19,977,714)    (5,801,483)    (1,463,441)
   Distribution and administrative
    expense charges.................       (10,102)    (2,397,326)      (696,178)      (175,613)
                                      ------------  -------------  -------------  -------------
       Net investment income
        (loss)......................  $    (94,285) $ 139,777,526  $  36,802,332  $   4,671,549
                                      ------------  -------------  -------------  -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $  1,089,248  $ 437,583,044  $  36,501,474  $  18,697,962
     Cost of investments sold.......    (1,261,166)  (405,658,555)   (25,602,884)   (16,412,606)
                                      ------------  -------------  -------------  -------------
       Net realized gains
        (losses)....................  $   (171,918) $  31,924,489  $  10,898,590  $   2,285,356
                                      ------------  -------------  -------------  -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $ (7,346,993) $  40,889,931  $  49,775,622  $   2,415,687
     Beginning of year..............            --    (14,746,361)    77,255,375     13,719,084
                                      ------------  -------------  -------------  -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $ (7,346,993) $  55,636,292  $ (27,479,753) $ (11,303,397)
                                      ------------  -------------  -------------  -------------
   Realized and unrealized gains
    (losses)........................  $ (7,518,911) $  87,560,781  $ (16,581,163) $  (9,018,041)
                                      ------------  -------------  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $ (7,613,196) $ 227,338,307  $  20,221,169  $  (4,346,492)
                                      ============  =============  =============  =============

                                           GGS
                                       Sub-Account
                                      -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $   2,420,231
   Mortality and expense risk
    charges.........................       (703,794)
   Distribution and administrative
    expense charges.................        (84,455)
                                      -------------
       Net investment income
        (loss)......................  $   1,631,982
                                      -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $  21,940,086
     Cost of investments sold.......    (26,088,019)
                                      -------------
       Net realized gains
        (losses)....................  $  (4,147,933)
                                      -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  (3,432,052)
     Beginning of year..............     (5,513,624)
                                      -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $   2,081,572
                                      -------------
   Realized and unrealized gains
    (losses)........................  $  (2,066,361)
                                      -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $    (434,379)
                                      =============

                                           GGR            GTR            SGS          GTS(b)
                                       Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                      -------------  -------------  -------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $  63,822,469  $   7,281,344  $      27,121  $          --
   Mortality and expense risk
    charges.........................     (5,269,745)    (1,197,368)      (649,970)        (2,843)
   Distribution and administrative
    expense charges.................       (632,369)      (143,684)       (77,996)          (341)
                                      -------------  -------------  -------------  -------------
       Net investment income
        (loss)......................  $  57,920,355  $   5,940,292  $    (700,845) $      (3,184)
                                      -------------  -------------  -------------  -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $  74,146,265  $  16,807,198  $  12,683,045  $      27,491
     Cost of investments sold.......    (48,140,444)   (14,227,229)   (11,644,958)       (30,602)
                                      -------------  -------------  -------------  -------------
       Net realized gains
        (losses)....................  $  26,005,821  $   2,579,969  $   1,038,087  $      (3,111)
                                      -------------  -------------  -------------  -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  29,854,395  $   4,162,882  $ (12,358,957) $    (281,437)
     Beginning of year..............    178,498,769     11,918,237      1,072,320             --
                                      -------------  -------------  -------------  -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $(148,644,374) $  (7,755,355) $ (13,431,277) $    (281,437)
                                      -------------  -------------  -------------  -------------
   Realized and unrealized gains
    (losses)........................  $(122,638,553) $  (5,175,386) $ (12,393,190) $    (284,548)
                                      -------------  -------------  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $ (64,718,198) $     764,906  $ (13,094,035) $    (287,732)
                                      =============  =============  =============  =============

                                         MCS(b)
                                       Sub-Account
                                      -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..........  $          --
   Mortality and expense risk
    charges.........................        (51,675)
   Distribution and administrative
    expense charges.................         (6,201)
                                      -------------
       Net investment income
        (loss)......................  $     (57,876)
                                      -------------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales............  $     698,854
     Cost of investments sold.......       (758,794)
                                      -------------
       Net realized gains
        (losses)....................  $     (59,940)
                                      -------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year....................  $  (1,196,996)
     Beginning of year..............             --
                                      -------------
       Change in unrealized
        appreciation
        (depreciation)..............  $  (1,196,996)
                                      -------------
   Realized and unrealized gains
    (losses)........................  $  (1,256,936)
                                      -------------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS...................  $  (1,314,812)
                                      =============

(a) For the period July 17, 2000 (commencement of operations) through December 31, 2000.
(b) For the period September 11, 2000 (commencement of operations) through December 31, 2000.

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                              BDS                               CAS
                                          Sub-Account                       Sub-Account
                                  ----------------------------  -----------------------------------
                                   Year Ended     Year Ended      Year Ended        Year Ended
                                  December 31,   December 31,    December 31,      December 31,
                                      2000           1999            2000              1999
                                  -------------  -------------  --------------  -------------------
 OPERATIONS:
   Net investment income
    (loss)......................   $ 1,537,882    $   (64,548)  $ 205,001,364   $      144,473,869
   Net realized gains
    (losses)....................      (243,433)       (20,595)    115,139,733          105,714,742
   Net unrealized gains
    (losses)....................     4,047,831     (1,017,930)   (545,377,146)         186,413,366
                                   -----------    -----------   --------------  ------------------
       Increase (Decrease) in
        net assets from
        operations..............   $ 5,342,280    $(1,103,073)  $(225,236,049)  $      436,601,977
                                   -----------    -----------   --------------  ------------------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received..................   $12,292,708    $11,283,792   $ 120,462,569   $       76,869,793
     Net transfers between
      Sub-Accounts and Fixed
      Account...................    11,704,451     26,002,672      53,567,502            2,132,992
     Withdrawals, surrenders,
      annuitizations and
      contract charges..........    (5,586,301)    (3,714,192)   (220,619,568)        (174,746,999)
                                   -----------    -----------   --------------  ------------------
       Net accumulation
        activity................   $18,410,858    $33,572,272   $ (46,589,497)  $      (95,744,214)
                                   -----------    -----------   --------------  ------------------
   Annuitization Activity:
     Annuitizations.............   $    20,734    $    79,698   $   1,565,991   $        1,893,718
     Annuity payments and
      contract charges..........       (90,994)       (25,302)     (1,975,291)          (1,271,221)
     Net Transfers between
      Sub-Accounts..............            --             --           1,603              109,831
     Adjustments to annuity
      reserves..................       (52,288)         2,648         (31,320)            (272,714)
                                   -----------    -----------   --------------  ------------------
       Net annuitization
        activity................   $  (122,548)   $    57,044   $    (439,017)  $          459,614
                                   -----------    -----------   --------------  ------------------
       Increase (Decrease) in
        net assets from contract
        owner transactions......   $18,288,310    $33,629,316   $ (47,028,514)  $      (95,284,600)
                                   -----------    -----------   --------------  ------------------
     Increase (Decrease) in net
      assets....................   $23,630,590    $32,526,243   $(272,264,563)  $      341,317,377
 NET ASSETS:
   Beginning of year............    52,108,331     19,582,088   1,835,767,127        1,494,449,750
                                   -----------    -----------   --------------  ------------------
   End of year..................   $75,738,921    $52,108,331   $1,563,502,564  $    1,835,767,127
                                   ===========    ===========   ==============  ==================

                                             COS
                                         Sub-Account
                                 ----------------------------
                                  Year Ended     Year Ended
                                 December 31,   December 31,
                                     2000           1999
                                 -------------  -------------
 OPERATIONS:
   Net investment income
    (loss).....................  $ 51,412,376   $  1,603,428
   Net realized gains
    (losses)...................    25,824,342     10,214,814
   Net unrealized gains
    (losses)...................  (136,495,002)   104,479,069
                                 ------------   ------------
       Increase (Decrease) in
        net assets from
        operations.............  $(59,258,284)  $116,297,311
                                 ------------   ------------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received.................  $188,488,711   $ 42,581,763
     Net transfers between
      Sub-Accounts and Fixed
      Account..................   173,050,060    100,363,903
     Withdrawals, surrenders,
      annuitizations and
      contract charges.........   (52,708,744)   (18,079,962)
                                 ------------   ------------
       Net accumulation
        activity...............  $308,830,027   $124,865,704
                                 ------------   ------------
   Annuitization Activity:
     Annuitizations............  $    645,834   $    359,014
     Annuity payments and
      contract charges.........      (448,595)      (143,073)
     Net Transfers between
      Sub-Accounts.............            --         33,759
     Adjustments to annuity
      reserves.................       205,602        (43,544)
                                 ------------   ------------
       Net annuitization
        activity...............  $    402,841   $    206,156
                                 ------------   ------------
       Increase (Decrease) in
        net assets from contrac
        owner transactions.....  $309,232,868   $125,071,860
                                 ------------   ------------
     Increase (Decrease) in net
      assets...................  $249,974,584   $241,369,171
 NET ASSETS:
   Beginning of year...........   428,729,157    187,359,986
                                 ------------   ------------
   End of year.................  $678,703,741   $428,729,157
                                 ============   ============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                             MIT                                EGS
                                         Sub-Account                        Sub-Account
                                ------------------------------  -----------------------------------
                                  Year Ended      Year Ended      Year Ended        Year Ended
                                 December 31,    December 31,    December 31,      December 31,
                                     2000            1999            2000              1999
                                --------------  --------------  --------------  -------------------
 OPERATIONS:
   Net investment income
    (loss)....................  $ 122,436,886   $  116,479,963  $ 113,093,874   $          452,941
   Net realized gains
    (losses)..................    110,506,963      116,205,611     97,776,829           60,071,700
   Net unrealized gains
    (losses)..................   (262,883,007)    (121,684,348)  (528,520,165)         502,048,606
                                --------------  --------------  --------------  ------------------
       Increase (Decrease) in
        net assets from
        operations............  $ (29,939,158)  $  111,001,226  $(317,649,462)  $      562,573,247
                                --------------  --------------  --------------  ------------------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received................  $ 204,855,593   $  200,798,865  $ 211,141,201   $       72,378,390
     Net transfers between
      Sub-Accounts and Fixed
      Account.................     47,197,414      215,949,849    168,377,777           80,609,004
     Withdrawals, surrenders,
      annuitizations and
      contract charges........   (201,810,388)    (159,633,917)  (121,215,216)         (63,348,442)
                                --------------  --------------  --------------  ------------------
       Net accumulation
        activity..............  $  50,242,619   $  257,114,797  $ 258,303,762   $       89,638,952
                                --------------  --------------  --------------  ------------------
   Annuitization Activity:
     Annuitizations...........  $   1,238,034   $    2,805,581  $   1,078,807   $        1,166,495
     Annuity payments and
      contract charges........     (1,378,085)        (993,419)      (980,952)            (240,170)
     Net Transfers between
      Sub-Accounts............         18,376          (31,426)            70               24,221
     Adjustments to annuity
      reserves................       (147,752)         (68,461)       152,251               (5,370)
                                --------------  --------------  --------------  ------------------
       Net annuitization
        activity..............  $    (269,427)  $    1,712,275  $     250,176   $          945,176
                                --------------  --------------  --------------  ------------------
   Increase (Decrease) in net
    assets from contract owner
    transactions..............  $  47,973,192   $  258,827,072  $ 258,553,938   $       90,584,128
                                --------------  --------------  --------------  ------------------
     Increase (Decrease) in
      net assets..............  $  20,034,034   $  369,828,298  $ (59,095,524)  $      653,157,375
 NET ASSETS:
   Beginning of year..........  2,096,720,038    1,726,891,740  1,354,104,868          700,947,493
                                --------------  --------------  --------------  ------------------
   End of year................  $2,116,754,072  $2,096,720,038  $1,295,009,344  $    1,354,104,868
                                ==============  ==============  ==============  ==================

                                           EIS
                                       Sub-Account
                               ----------------------------
                                Year Ended     Year Ended
                               December 31,   December 31,
                                   2000           1999
                               -------------  -------------
 OPERATIONS:
   Net investment income
    (loss)...................  $   (368,866)   $  (268,821)
   Net realized gains
    (losses).................     1,186,422        950,678
   Net unrealized gains
    (losses).................    18,788,499        220,608
                               ------------    -----------
       Increase (Decrease) in
        net assets from
        operations...........  $ 19,606,055    $   902,465
                               ------------    -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received...............  $ 28,419,453    $11,769,375
     Net transfers between
      Sub-Accounts and Fixed
      Account................    40,299,271     22,083,804
     Withdrawals, surrenders,
      annuitizations and
      contract charges.......    (6,195,560)    (2,323,339)
                               ------------    -----------
       Net accumulation
        activity.............  $ 62,523,164    $31,529,840
                               ------------    -----------
   Annuitization Activity:
     Annuitizations..........  $     31,514    $    12,343
     Annuity payments and
      contract charges.......          (762)          (181)
     Net Transfers between
      Sub-Accounts...........            --             --
     Adjustments to annuity
      reserves...............           243           (177)
                               ------------    -----------
       Net annuitization
        activity.............  $     30,995    $    11,985
                               ------------    -----------
   Increase (Decrease) in net
    assets from contract owne
    transactions.............  $ 62,554,159    $31,541,825
                               ------------    -----------
     Increase (Decrease) in
      net assets.............  $ 82,160,214    $32,444,290
 NET ASSETS:
   Beginning of year.........    40,936,047      8,491,757
                               ------------    -----------
   End of year...............  $123,096,261    $40,936,047
                               ============    ===========

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                              FCE                               FCG
                                          Sub-Account                       Sub-Account
                                  ----------------------------  -----------------------------------
                                   Year Ended     Year Ended      Year Ended        Year Ended
                                  December 31,   December 31,    December 31,      December 31,
                                      2000           1999            2000              1999
                                  -------------  -------------  --------------  -------------------
 OPERATIONS:
   Net investment income
    (loss)......................  $   (545,248)   $  (333,930)  $     287,880   $         (399,246)
   Net realized gains
    (losses)....................     2,946,417     (1,729,186)      5,384,526            1,603,586
   Net unrealized gains
    (losses)....................   (13,438,003)    12,931,317     (14,329,776)          14,716,273
                                  ------------    -----------   -------------   ------------------
       Increase (Decrease) in
        net assets from
        operations..............  $(11,036,834)   $10,868,201   $  (8,657,370)  $       15,920,613
                                  ------------    -----------   -------------   ------------------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received..................  $  8,051,513    $ 2,257,666   $  32,252,354   $        7,721,195
     Net transfers between
      Sub-Accounts and Fixed
      Account...................     5,817,273     10,148,747      32,339,634           10,540,394
     Withdrawals, surrenders,
      annuitizations and
      contract charges..........    (4,459,000)    (2,575,449)     (6,112,540)          (3,292,901)
                                  ------------    -----------   -------------   ------------------
       Net accumulation
        activity................  $  9,409,786    $ 9,830,964   $  58,479,448   $       14,968,688
                                  ------------    -----------   -------------   ------------------
   Annuitization Activity:
     Annuitizations.............  $     61,320    $   154,638   $      69,727   $           39,173
     Annuity payments and
      contract charges..........      (139,157)        (8,635)        (23,992)              (9,967)
     Net transfers between
      Sub-Accounts..............            --         54,153              --                   --
     Adjustments to annuity
      reserves..................        81,906         (3,330)          2,479              (15,216)
                                  ------------    -----------   -------------   ------------------
       Net annuitization
        activity................  $      4,069    $   196,826   $      48,214   $           13,990
                                  ------------    -----------   -------------   ------------------
   Increase (Decrease) in net
    assets from contract owner
    transactions................  $  9,413,855    $10,027,790   $  58,527,662   $       14,982,678
                                  ------------    -----------   -------------   ------------------
     Increase (Decrease) in net
      assets....................  $ (1,622,979)   $20,895,991   $  49,870,292   $       30,903,291
 NET ASSETS:
   Beginning of year............    37,872,729     16,976,738      66,209,989           35,306,698
                                  ------------    -----------   -------------   ------------------
   End of year..................  $ 36,249,750    $37,872,729   $ 116,080,281   $       66,209,989
                                  ============    ===========   =============   ==================

                                             FCI
                                         Sub-Account
                                 ----------------------------
                                  Year Ended     Year Ended
                                 December 31,   December 31,
                                     2000           1999
                                 -------------  -------------
 OPERATIONS:
   Net investment income
    (loss).....................  $  7,011,723    $ 1,191,818
   Net realized gains
    (losses)...................     1,908,648      5,298,157
   Net unrealized gains
    (losses)...................   (11,607,039)     5,260,268
                                 ------------    -----------
       Increase (Decrease) in
        net assets from
        operations.............  $ (2,686,668)   $11,750,243
                                 ------------    -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received.................  $  8,797,559    $ 4,415,080
     Net transfers between
      Sub-Accounts and Fixed
      Account..................     1,735,722     (1,761,772)
     Withdrawals, surrenders,
      annuitizations and
      contract charges.........    (9,033,320)    (5,447,333)
                                 ------------    -----------
       Net accumulation
        activity...............  $  1,499,961    $(2,794,025)
                                 ------------    -----------
   Annuitization Activity:
     Annuitizations............  $     54,002    $    59,613
     Annuity payments and
      contract charges.........       (27,655)       (14,579)
     Net transfers between
      Sub-Accounts.............            --             --
     Adjustments to annuity
      reserves.................        (1,298)        (4,391)
                                 ------------    -----------
       Net annuitization
        activity...............  $     25,049    $    40,643
                                 ------------    -----------
   Increase (Decrease) in net
    assets from contract owner
    transactions...............  $  1,525,010    $(2,753,382)
                                 ------------    -----------
     Increase (Decrease) in net
      assets...................  $ (1,161,658)   $ 8,996,861
 NET ASSETS:
   Beginning of year...........    80,896,713     71,899,852
                                 ------------    -----------
   End of year.................  $ 79,735,055    $80,896,713
                                 ============    ===========

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                              GSS                               HYS
                                          Sub-Account                       Sub-Account
                                  ----------------------------  -----------------------------------
                                   Year Ended     Year Ended      Year Ended        Year Ended
                                  December 31,   December 31,    December 31,      December 31,
                                      2000           1999            2000              1999
                                  -------------  -------------  --------------  -------------------
 OPERATIONS:
   Net investment income
    (loss)......................  $ 20,813,581   $ 15,668,791   $  22,797,198   $       20,575,633
   Net realized gains
    (losses)....................    (1,643,130)    (2,683,104)    (14,551,499)          (3,849,529)
   Net unrealized gains
    (losses)....................    27,366,002    (27,290,375)    (31,725,784)            (700,282)
                                  ------------   ------------   -------------   ------------------
       Increase (Decrease) in
        net assets from
        operations..............  $ 46,536,453   $(14,304,688)  $ (23,480,085)  $       16,025,822
                                  ------------   ------------   -------------   ------------------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received..................  $ 35,907,984   $ 26,767,871   $  28,351,368   $       20,195,648
     Net transfers between
      Sub-Accounts and Fixed
      Account...................    29,420,853     91,170,433       4,517,525           20,734,522
     Withdrawals, surrenders,
      annuitizations and
      contract charges..........   (72,893,970)   (59,337,154)    (37,586,369)         (36,583,190)
                                  ------------   ------------   -------------   ------------------
       Net accumulation
        activity................  $ (7,565,133)  $ 58,601,150   $  (4,717,476)  $        4,346,980
                                  ------------   ------------   -------------   ------------------
   Annuitization Activity:
     Annuitizations.............  $    709,592   $    665,654   $     459,830   $          333,040
     Annuity payments and
      contract charges..........      (510,647)      (452,725)       (353,292)            (295,312)
     Net transfers between
      Sub-Accounts..............        17,643         (3,904)             --                   --
     Adjustments to annuity
      reserves..................      (161,780)        (4,610)        (65,995)             (22,546)
                                  ------------   ------------   -------------   ------------------
       Net annuitization
        activity................  $     54,808   $    204,415   $      40,543   $           15,182
                                  ------------   ------------   -------------   ------------------
   Increase (Decrease) in net
    assets from contract owner
    transactions................  $ (7,510,325)  $ 58,805,565   $  (4,676,933)  $        4,362,162
                                  ------------   ------------   -------------   ------------------
     Increase (Decrease) in net
      assets....................  $ 39,026,128   $ 44,500,877   $ (28,157,018)  $       20,387,984
 NET ASSETS:
   Beginning of year............   444,641,082    400,140,205     306,726,019          286,338,035
                                  ------------   ------------   -------------   ------------------
   End of year..................  $483,667,210   $444,641,082   $ 278,569,001   $      306,726,019
                                  ============   ============   =============   ==================

                                             MSS
                                         Sub-Account
                                 ----------------------------
                                  Year Ended     Year Ended
                                 December 31,   December 31,
                                     2000           1999
                                 -------------  -------------
 OPERATIONS:
   Net investment income
    (loss).....................  $106,871,754   $ (5,294,340)
   Net realized gains
    (losses)...................   44,752,504      15,953,711
   Net unrealized gains
    (losses)...................  (300,846,553)   267,741,266
                                 -------------  ------------
       Increase (Decrease) in
        net assets from
        operations.............  $(149,222,295) $278,400,637
                                 -------------  ------------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received.................  $58,847,500    $ 16,920,035
     Net transfers between
      Sub-Accounts and Fixed
      Account..................   55,157,431      52,096,752
     Withdrawals, surrenders,
      annuitizations and
      contract charges.........  (79,521,840)    (51,120,379)
                                 -------------  ------------
       Net accumulation
        activity...............  $34,483,091    $ 17,896,408
                                 -------------  ------------
   Annuitization Activity:
     Annuitizations............  $   561,125    $    135,661
     Annuity payments and
      contract charges.........     (555,108)       (320,573)
     Net transfers between
      Sub-Accounts.............           --         118,980
     Adjustments to annuity
      reserves.................      (17,561)        (51,415)
                                 -------------  ------------
       Net annuitization
        activity...............  $   (11,544)   $   (117,347)
                                 -------------  ------------
   Increase (Decrease) in net
    assets from contract owner
    transactions...............  $34,471,547    $ 17,779,061
                                 -------------  ------------
     Increase (Decrease) in net
      assets...................  $(114,750,748) $296,179,698
 NET ASSETS:
   Beginning of year...........  630,280,709     334,101,011
                                 -------------  ------------
   End of year.................  $515,529,961   $630,280,709
                                 =============  ============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                              MIS                               MMS
                                          Sub-Account                       Sub-Account
                                  ----------------------------  -----------------------------------
                                   Year Ended     Year Ended      Year Ended        Year Ended
                                  December 31,   December 31,    December 31,      December 31,
                                      2000           1999            2000              1999
                                  -------------  -------------  --------------  -------------------
 OPERATIONS:
   Net investment income
    (loss)......................  $ 17,271,098   $   (519,923)  $  16,798,037   $       14,066,908
   Net realized gains
    (losses)....................    20,268,033      6,220,402              --                   --
   Net unrealized gains
    (losses)....................  (119,219,201)   103,443,251              --                   --
                                  ------------   ------------   -------------   ------------------
       Increase (Decrease) in
        net assets from
        operations..............  $(81,680,070)  $109,143,730   $  16,798,037   $       14,066,908
                                  ------------   ------------   -------------   ------------------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received..................  $267,501,421   $137,436,213   $ 149,152,285   $       77,465,420
     Net transfers between
      Sub-Accounts and Fixed
      Account...................   259,239,622    223,731,514      (3,045,639)         176,379,832
     Withdrawals, surrenders,
      annuitizations and
      contract charges..........   (60,579,090)   (20,457,443)   (210,393,152)        (230,737,769)
                                  ------------   ------------   -------------   ------------------
       Net accumulation
        activity................  $466,161,953   $340,710,284   $ (64,286,506)  $       23,107,483
                                  ------------   ------------   -------------   ------------------
   Annuitization Activity:
     Annuitizations.............  $    744,161   $    755,518   $     196,898   $        1,593,879
     Annuity payments and
      contract charges..........      (510,101)       (48,148)       (341,950)            (347,973)
     Net transfers between
      Sub-Accounts..............            --         47,324            (349)            (646,987)
     Adjustments to annuity
      reserves..................       268,875        (53,623)        (18,308)             (33,773)
                                  ------------   ------------   -------------   ------------------
       Net annuitization
        activity................  $    502,935   $    701,071   $    (163,709)  $          565,146
                                  ------------   ------------   -------------   ------------------
   Increase (Decrease) in net
    assets from contract owner
    transactions................  $466,664,888   $341,411,355   $ (64,450,215)  $       23,672,629
                                  ------------   ------------   -------------   ------------------
     Increase (Decrease) in net
      assets....................  $384,984,818   $450,555,085   $ (47,652,178)  $       37,739,537
 NET ASSETS:
   Beginning of year............   531,745,990     81,190,905     454,644,884          416,905,347
                                  ------------   ------------   -------------   ------------------
   End of year..................  $916,730,808   $531,745,990   $ 406,992,706   $      454,644,884
                                  ============   ============   =============   ==================

                                             NWD
                                         Sub-Account
                                 ----------------------------
                                  Year Ended     Year Ended
                                 December 31,   December 31,
                                     2000           1999
                                 -------------  -------------
 OPERATIONS:
   Net investment income
    (loss).....................  $  4,552,743   $   (241,342)
   Net realized gains
    (losses)...................    11,727,357      1,355,381
   Net unrealized gains
    (losses)...................   (27,084,312)    19,683,822
                                 ------------   ------------
       Increase (Decrease) in
        net assets from
        operations.............  $(10,804,212)  $ 20,797,861
                                 ------------   ------------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received.................  $ 77,725,960   $ 10,051,271
     Net transfers between
      Sub-Accounts and Fixed
      Account..................    83,840,994     20,319,479
     Withdrawals, surrenders,
      annuitizations and
      contract charges.........    (9,896,594)    (2,113,261)
                                 ------------   ------------
       Net accumulation
        activity...............  $151,670,360   $ 28,257,489
                                 ------------   ------------
   Annuitization Activity:
     Annuitizations............  $    162,539   $    339,593
     Annuity payments and
      contract charges.........      (291,928)       (15,934)
     Net transfers between
      Sub-Accounts.............            --         41,259
     Adjustments to annuity
      reserves.................       219,356        (46,627)
                                 ------------   ------------
       Net annuitization
        activity...............  $     89,967   $    318,291
                                 ------------   ------------
   Increase (Decrease) in net
    assets from contract owner
    transactions...............  $151,760,327   $ 28,575,780
                                 ------------   ------------
     Increase (Decrease) in net
      assets...................  $140,956,115   $ 49,373,641
 NET ASSETS:
   Beginning of year...........    62,650,765     13,277,124
                                 ------------   ------------
   End of year.................  $203,606,880   $ 62,650,765
                                 ============   ============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                             RES                                RGS
                                         Sub-Account                        Sub-Account
                                ------------------------------  -----------------------------------
                                  Year Ended      Year Ended      Year Ended        Year Ended
                                 December 31,    December 31,    December 31,      December 31,
                                     2000            1999            2000              1999
                                --------------  --------------  --------------  -------------------
 OPERATIONS:
   Net investment income
    (loss)....................  $ 110,747,020   $   19,843,457  $     258,077   $         (620,571)
   Net realized gains
    (losses)..................     59,611,630       51,545,740      2,411,618            1,981,525
   Net unrealized gains
    (losses)..................   (239,036,239)     146,995,453     (1,419,007)           2,065,260
                                --------------  --------------  -------------   ------------------
       Increase (Decrease) in
        net assets from
        operations............  $ (68,677,589)  $  218,384,650  $   1,250,688   $        3,426,214
                                --------------  --------------  -------------   ------------------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received................  $ 100,944,068   $   60,172,716  $  12,619,642   $       12,282,216
     Net transfers between
      Sub-Accounts and Fixed
      Account.................     51,033,381       46,692,915      9,092,151           27,754,724
     Withdrawals, surrenders,
      annuitizations and
      contract charges........   (113,908,235)     (78,027,604)    (9,255,795)          (4,602,039)
                                --------------  --------------  -------------   ------------------
       Net accumulation
        activity..............  $  38,069,214   $   28,838,027  $  12,455,998   $       35,434,901
                                --------------  --------------  -------------   ------------------
   Annuitization Activity:
     Annuitizations...........  $     897,331   $      727,314  $      46,392   $           45,656
     Annuity payments and
      contract charges........       (661,710)        (340,066)       (33,136)             (22,411)
     Net transfers between
      Sub-Accounts............         18,306           45,500             --                   --
     Adjustments to annuity
      reserves................         (3,286)        (116,242)        (2,338)                 646
                                --------------  --------------  -------------   ------------------
       Net annuitization
        activity..............  $     250,641   $      316,506  $      10,918   $           23,891
                                --------------  --------------  -------------   ------------------
   Increase (Decrease) in net
    assets from contract owner
    transactions..............  $  38,319,855   $   29,154,533  $  12,466,916   $       35,458,792
                                --------------  --------------  -------------   ------------------
     Increase (Decrease) in
      net assets..............  $ (30,357,734)  $  247,539,183  $  13,717,604   $       38,885,006
 NET ASSETS:
   Beginning of year..........  1,195,550,735      948,011,552     75,159,185           36,274,179
                                --------------  --------------  -------------   ------------------
   End of year................  $1,165,193,001  $1,195,550,735  $  88,876,789   $       75,159,185
                                ==============  ==============  =============   ==================

                                           RSS
                                       Sub-Account
                               ----------------------------
                                Year Ended     Year Ended
                               December 31,   December 31,
                                   2000           1999
                               -------------  -------------
 OPERATIONS:
   Net investment income
    (loss)...................   $ 1,454,584    $  (141,943)
   Net realized gains
    (losses).................     2,305,478      1,511,865
   Net unrealized gains
    (losses).................    (9,614,973)     5,914,674
                                -----------    -----------
       Increase (Decrease) in
        net assets from
        operations...........   $(5,854,911)   $ 7,284,596
                                -----------    -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received...............   $41,763,940    $ 4,475,044
     Net transfers between
      Sub-Accounts and Fixed
      Account................    19,743,913     15,355,290
     Withdrawals, surrenders,
      annuitizations and
      contract charges.......    (3,286,019)    (1,000,866)
                                -----------    -----------
       Net accumulation
        activity.............   $58,221,834    $18,829,468
                                -----------    -----------
   Annuitization Activity:
     Annuitizations..........   $    89,297    $   206,502
     Annuity payments and
      contract charges.......      (229,096)            --
     Net transfers between
      Sub-Accounts...........            --             --
     Adjustments to annuity
      reserves...............       185,264             --
                                -----------    -----------
       Net annuitization
        activity.............   $    45,465    $   206,502
                                -----------    -----------
   Increase (Decrease) in net
    assets from contract owne
    transactions.............   $58,267,299    $19,035,970
                                -----------    -----------
     Increase (Decrease) in
      net assets.............   $52,412,388    $26,320,566
 NET ASSETS:
   Beginning of year.........    29,839,876      3,519,310
                                -----------    -----------
   End of year...............   $82,252,264    $29,839,876
                                ===========    ===========

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                  SIS                     TEC
                                              Sub-Account             Sub-Account
                                      ----------------------------  ---------------
                                       Year Ended     Year Ended     Period Ended
                                      December 31,   December 31,    December 31,
                                          2000           1999           2000(a)
                                      -------------  -------------  ---------------
 OPERATIONS:
   Net investment income (loss).....   $   559,120    $    83,369   $      (94,285)
   Net realized gains (losses)......       158,521         89,915         (171,918)
   Net unrealized gains (losses)....      (206,713)       246,639       (7,346,993)
                                       -----------    -----------   ---------------
       Increase (Decrease) in net
        assets from operations......   $   510,928    $   419,923   $   (7,613,196)
                                       -----------    -----------   ---------------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received.....   $ 8,750,504    $ 3,507,488   $   29,889,473
     Net transfers between
      Sub-Accounts and Fixed
      Account.......................     6,354,616      8,565,548       10,157,396
     Withdrawals, surrenders,
      annuitizations and contract
      charges.......................    (2,101,610)      (830,463)        (462,508)
                                       -----------    -----------   ---------------
       Net accumulation activity....   $13,003,510    $11,242,573   $   39,584,361
                                       -----------    -----------   ---------------
   Annuitization Activity:
     Annuitizations.................   $    15,749    $        --   $        6,170
     Annuity payments and contract
      charges.......................          (281)            --              (77)
     Net transfers between
      Sub-Accounts..................            --             --               --
     Adjustments to annuity
      reserves......................           119             --           (3,242)
                                       -----------    -----------   ---------------
       Net annuitization activity...   $    15,587    $        --   $        2,851
                                       -----------    -----------   ---------------
   Increase (Decrease) in net assets
    from contract owner
    transactions....................   $13,019,097    $11,242,573   $   39,587,212
                                       -----------    -----------   ---------------
     Increase (Decrease) in net
      assets........................   $13,530,025    $11,662,496   $   31,974,016
 NET ASSETS:
   Beginning of year................    19,443,594      7,781,098               --
                                       -----------    -----------   ---------------
   End of year......................   $32,973,619    $19,443,594   $   31,974,016
                                       ===========    ===========   ===============

                                                   TRS
                                               Sub-Account
                                      ------------------------------
                                        Year Ended      Year Ended
                                       December 31,    December 31,
                                           2000            1999
                                      --------------  --------------
 OPERATIONS:
   Net investment income (loss).....  $ 139,777,526   $  244,657,574
   Net realized gains (losses)......     31,924,489       43,556,184
   Net unrealized gains (losses)....     55,636,292     (262,617,068)
                                      --------------  --------------
       Increase (Decrease) in net
        assets from operations......  $ 227,338,307   $   25,596,690
                                      --------------  --------------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received.....  $  74,804,184   $   88,544,205
     Net transfers between
      Sub-Accounts and Fixed
      Account.......................    (97,365,584)      81,610,921
     Withdrawals, surrenders,
      annuitizations and contract
      charges.......................   (253,512,922)    (250,384,445)
                                      --------------  --------------
       Net accumulation activity....  $(276,074,322)  $  (80,229,319)
                                      --------------  --------------
   Annuitization Activity:
     Annuitizations.................  $   2,349,159   $    2,259,139
     Annuity payments and contract
      charges.......................     (1,744,305)      (1,437,038)
     Net transfers between
      Sub-Accounts..................        (55,788)         (39,113)
     Adjustments to annuity
      reserves......................       (135,198)        (169,445)
                                      --------------  --------------
       Net annuitization activity...  $     413,868   $      613,543
                                      --------------  --------------
   Increase (Decrease) in net assets
    from contract owner
    transactions....................  $(275,660,454)  $  (79,615,776)
                                      --------------  --------------
     Increase (Decrease) in net
      assets........................  $ (48,322,147)  $  (54,019,086)
 NET ASSETS:
   Beginning of year................  1,762,062,170    1,816,081,256
                                      --------------  --------------
   End of year......................  $1,713,740,023  $1,762,062,170
                                      ==============  ==============

(a) For the period July 17, 2000 (commencement of operations of Sub-Account) through December 31, 2000.

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                              UTS                               GAA
                                          Sub-Account                       Sub-Account
                                  ----------------------------  -----------------------------------
                                   Year Ended     Year Ended      Year Ended        Year Ended
                                  December 31,   December 31,    December 31,      December 31,
                                      2000           1999            2000              1999
                                  -------------  -------------  --------------  -------------------
 OPERATIONS:
   Net investment income
    (loss)......................  $ 36,802,332   $ 24,907,386   $   4,671,549   $        4,809,747
   Net realized gains
    (losses)....................    10,898,590     10,701,662       2,285,356            2,885,303
   Net unrealized gains
    (losses)....................   (27,479,753)    42,961,865     (11,303,397)          10,272,405
                                  ------------   ------------   -------------   ------------------
       Increase (Decrease) in
        net assets from
        operations..............  $ 20,221,169   $ 78,570,913   $  (4,346,492)  $       17,967,455
                                  ------------   ------------   -------------   ------------------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received..................  $ 89,663,057   $ 34,302,650   $   5,808,656   $        2,661,148
     Net transfers between
      Sub-Accounts and Fixed
      Account...................   109,620,267     67,737,731         716,468          (14,351,525)
     Withdrawals, surrenders,
      annuitizations and
      contract charges..........   (41,180,443)   (19,915,248)    (11,518,734)          (8,142,859)
                                  ------------   ------------   -------------   ------------------
       Net accumulation
        activity................  $158,102,881   $ 82,125,133   $  (4,993,610)  $      (19,833,236)
                                  ------------   ------------   -------------   ------------------
   Annuitization Activity:
     Annuitizations.............  $    459,117   $    111,619   $     197,229   $           12,744
     Annuity payments and
      contract charges..........      (252,731)      (154,181)       (144,114)            (102,934)
     Net transfers between
      Sub-Accounts..............            --        324,919              70              (33,199)
     Adjustments to annuity
      reserves..................       (33,064)       (15,579)        (22,183)              14,208
                                  ------------   ------------   -------------   ------------------
       Net annuitization
        activity................  $    173,322   $    266,778   $      31,002   $         (109,181)
                                  ------------   ------------   -------------   ------------------
   Increase (Decrease) in net
    assets from contract owner
    transactions................  $158,276,203   $ 82,391,911   $  (4,962,608)  $      (19,942,417)
                                  ------------   ------------   -------------   ------------------
     Increase (Decrease) in net
      assets....................  $178,479,372   $160,962,824   $  (9,309,100)  $       (1,974,962)
 NET ASSETS:
   Beginning of year............   372,217,804    211,254,980     121,370,650          123,345,612
                                  ------------   ------------   -------------   ------------------
   End of year..................  $550,715,176   $372,217,804   $ 112,061,550   $      121,370,650
                                  ============   ============   =============   ==================

                                             GGS
                                         Sub-Account
                                 ----------------------------
                                  Year Ended     Year Ended
                                 December 31,   December 31,
                                     2000           1999
                                 -------------  -------------
 OPERATIONS:
   Net investment income
    (loss).....................  $  1,631,982   $  8,275,209
   Net realized gains
    (losses)...................    (4,147,933)    (1,779,438)
   Net unrealized gains
    (losses)...................     2,081,572    (12,083,431)
                                 ------------   ------------
       Increase (Decrease) in
        net assets from
        operations.............  $   (434,379)  $ (5,587,660)
                                 ------------   ------------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received.................  $  4,548,344   $  1,751,874
     Net transfers between
      Sub-Accounts and Fixed
      Account..................    (2,827,337)    (4,727,708)
     Withdrawals, surrenders,
      annuitizations and
      contract charges.........   (13,142,608)   (14,312,841)
                                 ------------   ------------
       Net accumulation
        activity...............  $(11,421,601)  $(17,288,675)
                                 ------------   ------------
   Annuitization Activity:
     Annuitizations............  $     52,911   $    100,118
     Annuity payments and
      contract charges.........      (123,868)      (114,238)
     Net transfers between
      Sub-Accounts.............            --             --
     Adjustments to annuity
      reserves.................       120,294        (22,713)
                                 ------------   ------------
       Net annuitization
        activity...............  $     49,337   $    (36,833)
                                 ------------   ------------
   Increase (Decrease) in net
    assets from contract owner
    transactions...............  $(11,372,264)  $(17,325,508)
                                 ------------   ------------
     Increase (Decrease) in net
      assets...................  $(11,806,643)  $(22,913,168)
 NET ASSETS:
   Beginning of year...........    66,900,795     89,813,963
                                 ------------   ------------
   End of year.................  $ 55,094,152   $ 66,900,795
                                 ============   ============

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                              GGR                               GTR
                                          Sub-Account                       Sub-Account
                                  ----------------------------  -----------------------------------
                                   Year Ended     Year Ended      Year Ended        Year Ended
                                  December 31,   December 31,    December 31,      December 31,
                                      2000           1999            2000              1999
                                  -------------  -------------  --------------  -------------------
 OPERATIONS:
   Net investment income
    (loss)......................  $ 57,920,355   $  6,750,260   $   5,940,292   $        5,898,913
   Net realized gains
    (losses)....................    26,005,821     12,474,312       2,579,969            3,497,527
   Net unrealized gains
    (losses)....................  (148,644,374)   145,129,697      (7,755,355)          (2,696,231)
                                  ------------   ------------   -------------   ------------------
       Increase (Decrease) in
        net assets from
        operations..............  $(64,718,198)  $164,354,269   $     764,906   $        6,700,209
                                  ------------   ------------   -------------   ------------------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received..................  $ 46,331,287   $ 10,448,847   $   4,441,533   $        5,485,526
     Net transfers between
      Sub-Accounts and Fixed
      Account...................    36,422,023     11,508,041      (1,546,986)           1,803,965
     Withdrawals, surrenders,
      annuitizations and
      contract charges..........   (51,898,609)   (26,312,080)     (8,818,488)          (6,850,689)
                                  ------------   ------------   -------------   ------------------
       Net accumulation
        activity................  $ 30,854,701   $ (4,355,192)  $  (5,923,941)  $          438,802
                                  ------------   ------------   -------------   ------------------
   Annuitization Activity:
     Annuitizations.............  $    456,789   $    166,248   $      20,713   $          114,644
     Annuity payments and
      contract charges..........      (234,872)      (116,958)        (86,584)             (78,129)
     Net transfers between
      Sub-Accounts..............            70        (12,182)             --                   --
     Adjustments to annuity
      reserves..................       (21,859)        22,465          (8,028)              (3,828)
                                  ------------   ------------   -------------   ------------------
       Net annuitization
        activity................  $    200,128   $     59,573   $     (73,899)  $           32,687
                                  ------------   ------------   -------------   ------------------
   Increase (Decrease) in net
    assets from contract owner
    transactions................  $ 31,054,829   $ (4,295,619)  $  (5,997,840)  $          471,489
                                  ------------   ------------   -------------   ------------------
     Increase (Decrease) in net
      assets....................  $(33,663,369)  $160,058,650   $  (5,232,934)  $        7,171,698
 NET ASSETS:
   Beginning of year............   420,537,886    260,479,236     102,446,170           95,274,472
                                  ------------   ------------   -------------   ------------------
   End of year..................  $386,874,517   $420,537,886   $  97,213,236   $      102,446,170
                                  ============   ============   =============   ==================

                                             SGS
                                         Sub-Account
                                 ----------------------------
                                  Year Ended    Period Ended
                                 December 31,   December 31,
                                     2000          1999(b)
                                 -------------  -------------
 OPERATIONS:
   Net investment income
    (loss).....................  $   (700,845)   $    (7,994)
   Net realized gains
    (losses)...................     1,038,087       (341,864)
   Net unrealized gains
    (losses)...................   (13,431,277)     1,072,320
                                 ------------    -----------
       Increase (Decrease) in
        net assets from
        operations.............  $(13,094,035)   $   722,462
                                 ------------    -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments
      received.................  $ 50,262,282    $   421,107
     Net transfers between
      Sub-Accounts and Fixed
      Account..................    43,860,963      8,018,971
     Withdrawals, surrenders,
      annuitizations and
      contract charges.........    (3,596,813)        (4,249)
                                 ------------    -----------
       Net accumulation
        activity...............  $ 90,526,432    $ 8,435,829
                                 ------------    -----------
   Annuitization Activity:
     Annuitizations............  $    144,114    $        --
     Annuity payments and
      contract charges.........        (8,563)            --
     Net transfers between
      Sub-Accounts.............            --             --
     Adjustments to annuity
      reserves.................        (1,503)            --
                                 ------------    -----------
       Net annuitization
        activity...............  $    134,048    $        --
                                 ------------    -----------
   Increase (Decrease) in net
    assets from contract owner
    transactions...............  $ 90,660,480    $ 8,435,829
                                 ------------    -----------
     Increase (Decrease) in net
      assets...................  $ 77,566,445    $ 9,158,291
 NET ASSETS:
   Beginning of year...........     9,158,291             --
                                 ------------    -----------
   End of year.................  $ 86,724,736    $ 9,158,291
                                 ============    ===========

(b) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                           GTS            MCS
                                       Sub-Account    Sub-Account
                                      -------------  -------------
                                      Period Ended   Period Ended
                                      December 31,   December 31,
                                         2000(c)        2000(c)
                                      -------------  -------------
 OPERATIONS:
   Net investment income (loss).....   $    (3,184)   $   (57,876)
   Net realized gains (losses)......        (3,111)       (59,940)
   Net unrealized gains (losses)....      (281,437)    (1,196,996)
                                       -----------    -----------
       Increase (Decrease) in net
       assets from operations.......   $  (287,732)   $(1,314,812)
                                       -----------    -----------

 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received.....   $ 1,154,514    $15,246,105
     Net transfers between
      Sub-Accounts and Fixed
      Account.......................       535,070     12,544,803
     Withdrawals, surrenders,
      annuitizations and contract
      charges.......................        (2,200)      (123,483)
                                       -----------    -----------
       Net accumulation activity....   $ 1,687,384    $27,667,425
                                       -----------    -----------
   Annuitization Activity:
     Annuitizations.................   $        --    $        --
     Annuity payments and contract
      charges.......................            --             --
     Net transfers between
      Sub-Accounts..................            --             --
     Adjustments to annuity
      reserves......................            --             --
                                       -----------    -----------
       Net annuitization activity...   $        --    $        --
                                       -----------    -----------
   Increase (Decrease) in net assets
    from contract owner
    transactions....................   $ 1,687,384    $27,667,425
                                       -----------    -----------
     Increase (Decrease) in net
      assets........................   $ 1,399,652    $26,352,613
 NET ASSETS:
   Beginning of year................            --             --
                                       -----------    -----------
   End of year......................   $ 1,399,652    $26,352,613
                                       ===========    ===========

(c) For the period September 11, 2000 (commencement of operations of Sub-Account) through December 31, 2000.

                       See notes to financial statements

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Sun Life of Canada (U.S.) Variable Account F (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts and Regatta Flex 4 contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account attributable to the Contracts is invested in shares of a specific corresponding series of MFS/Sun Life Series Trust (the "Series Trust"), an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company ("MFS"), an affiliate of the Sponsor, is the investment adviser to the Series Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS
Investments in shares of the Series Trust are recorded at their net asset value. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued
(3) CONTRACT CHARGES
A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

                                                 Level 1    Level 2    Level 3    Level 4    Level 5    Level 6
                                                 --------   --------   --------   --------   --------   --------
Regatta contracts..............................   1.25%       --         --         --         --         --
Regatta Gold contracts.........................   1.25%       --         --         --         --         --
Regatta Classic contracts......................   1.00%       --         --         --         --         --
Regatta Platinum contracts.....................   1.25%       --         --         --         --         --
Regatta Extra contracts........................   1.30%      1.45%      1.55%      1.70%       --         --
Regatta Choice contracts.......................   0.85%      1.00%      1.10%      1.15%      1.25%      1.40%
Regatta Access contracts.......................   1.00%      1.15%      1.25%      1.40%      1.50%      1.65%
Regatta Flex 4 contracts.......................   0.95%      1.10%      1.20%      1.35%      1.45%      1.60%

Each year on the account anniversary, an account administration fee ("Account Fee") equal to $30 in the case of Regatta contracts, the lesser of $30 or 2% of the participant's account value in the case of Regatta Gold contracts, the lesser of $35 or 2% of the participant's account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra contracts and $50 in the case of Regatta Classic, Regatta Access, Regatta Choice and Regatta Flex 4 contracts (after account year 5, the account fee, for Regatta Gold, Regatta Platinum, Regatta Extra and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta, Regatta Gold, Regatta Platinum, Regatta Extra, Regatta Choice and Regatta Flex 4 contracts, a withdrawal charge (contingent deferred sales charge) of up to 8% of certain amounts withdrawn, when applicable, may

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued
(3) CONTRACT CHARGES -- CONTINUED
be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant's account for less than one year.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the Regatta contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to such contracts. No deduction for the distribution expense charge is made after the seventh account anniversary.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice and Regatta Flex 4 contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

(4) ANNUITY RESERVES
Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 4% or 3%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable, and the 2000 Individual Annuitant Mortality Table and an assumed rate of 3% for Regatta Extra, Regatta Access, Regatta Choice and Regatta Flex 4. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued
(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA CONTRACTS:
 ------------------------------
 CAS -- Level 1                      22,958     464,349        1,434       1,694      (12,093)   (403,678)
 CAS -- Level 2                   7,847,274   9,053,993        5,852       6,466      190,764     841,337
 GSS -- Level 1                          --     325,241          441       1,870           --    (310,743)
 GSS -- Level 2                   2,795,724   2,656,978       18,617      10,259        6,818   1,016,504
 HYS -- Level 1                         165      73,632           --         165         (165)    (69,249)
 HYS -- Level 2                   1,075,336   1,320,379           --          --      (38,144)    160,884
 MSS -- Level 1                       5,113     196,463          380         719       (3,537)   (170,145)
 MSS -- Level 2                   2,678,028   2,730,897        4,329       8,046      160,720     791,231
 MMS -- Level 1                      16,140     268,447        6,124       6,604       (3,167)    (78,142)
 MMS -- Level 2                   2,672,617   3,722,758        7,930      46,627      707,544   4,208,078
 TRS -- Level 1                      31,742     898,137          933         980      (23,876)   (753,744)
 TRS -- Level 2                   9,929,414  12,506,430       11,299      12,834     (363,128)  1,380,346
 GGS -- Level 1                         495      89,328           --         762         (495)    (80,050)
 GGS -- Level 2                     630,136     834,010        2,983          --      (32,500)     81,087


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA CONTRACTS:
 ------------------------------
 CAS -- Level 1                        (769)     (39,407)      11,530      22,958
 CAS -- Level 2                  (1,283,752)  (2,054,522)   6,760,138   7,847,274
 GSS -- Level 1                        (441)     (16,368)          --          --
 GSS -- Level 2                    (534,703)    (888,017)   2,286,456   2,795,724
 HYS -- Level 1                          --       (4,383)          --         165
 HYS -- Level 2                    (243,668)    (405,927)     793,524   1,075,336
 MSS -- Level 1                         (31)     (21,924)       1,925       5,113
 MSS -- Level 2                    (504,331)    (852,146)   2,338,746   2,678,028
 MMS -- Level 1                      (1,591)    (180,769)      17,506      16,140
 MMS -- Level 2                  (1,509,013)  (5,304,846)   1,879,078   2,672,617
 TRS -- Level 1                      (6,860)    (113,631)       1,939      31,742
 TRS -- Level 2                  (2,344,550)  (3,970,196)   7,233,035   9,929,414
 GGS -- Level 1                          --       (9,545)          --         495
 GGS -- Level 2                    (133,399)    (284,961)     467,220     630,136

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA GOLD CONTRACTS:
 ------------------------------
 BDS                              2,085,322   1,182,239       29,483     128,326      197,581   1,055,550
 CAS                             32,846,090  37,500,481      320,065     515,449     (454,290) (1,432,874)
 COS                             12,845,672  10,262,282      247,279     317,640    2,522,261   3,084,055
 MIT                             49,201,899  51,880,765      449,673   1,104,376   (2,923,924)    814,616
 EGS                             28,061,821  28,900,957      373,147     564,144      824,391     856,790
 EIS                              1,301,166     528,238       52,382      96,901    1,386,697     840,387
 FCE                              2,761,034   2,147,348       26,228      49,578     (318,783)    814,122
 FCG                              3,187,799   3,290,043       70,013     103,809      641,167      71,906
 FCI                              4,509,596   5,214,558       40,386      53,226     (105,015)   (373,297)
 GSS                             23,230,411  23,218,234      194,879     381,294     (187,738)  2,812,014
 HYS                             12,537,119  14,190,817      106,514     209,455   (1,083,157)   (264,388)
 MSS                             11,032,465  11,245,144      122,892     111,495      257,111     874,242
 MIS                             11,985,320   4,121,518      418,399   1,179,064    4,724,782   7,769,109
 MMS                             28,447,843  29,387,086      668,574   1,347,998    2,650,231  10,642,975
 NWD                              1,599,416     794,859      115,422      99,202    2,018,575     818,140
 RES                             35,935,779  38,553,986      370,413     602,325     (246,706)   (220,117)
 RGS                              3,153,242   2,408,676       32,925     120,353     (131,337)    906,773
 RSS                              1,114,581     190,267       93,854      29,576      393,052     929,786
 SIS                                892,490     622,914       19,211      67,062      168,195     260,781
 TEC(b)                                  --          --       15,067          --      422,042          --
 TRS                             62,923,966  71,102,020      543,287     922,198   (5,944,884)   (771,786)
 UTS                              9,588,408   9,023,102      147,605     323,450    1,258,562     972,853
 GAA                              6,188,330   7,576,691       55,903      61,909     (106,997)   (972,115)
 GGS                              3,941,088   5,048,219       61,047      51,599     (383,157)   (404,547)
 GGR                             13,513,835  14,522,129      124,310     189,567      338,996      82,020
 GTR                              4,907,545   5,354,633       32,245      80,538     (251,581)   (144,224)
 SGS(a)                             558,856          --       89,653       4,006    1,913,412     555,135
 GTS(c)                                  --          --          892          --       10,039          --
 MCS(c)                                  --          --       22,458          --      714,808          --


                                     Units Withdrawn,
                                     Surrendered, and          Units Outstanding
                                        Annuitized                End of Year
                                 -------------------------  -----------------------
                                        Year Ended                Year Ended
                                       December 31,              December 31,
                                    2000          1999         2000        1999
                                 -----------  ------------  ----------  -----------
 MFS REGATTA GOLD CONTRACTS:
 ------------------------------
 BDS                                (224,373)    (280,793)   2,088,013   2,085,322
 CAS                              (3,923,089)  (3,736,966)  28,788,776  32,846,090
 COS                              (1,507,447)    (818,305)  14,107,765  12,845,672
 MIT                              (5,022,822)  (4,597,858)  41,704,826  49,201,899
 EGS                              (2,634,800)  (2,260,070)  26,624,559  28,061,821
 EIS                                (257,831)    (164,360)   2,482,414   1,301,166
 FCE                                (362,273)    (250,014)   2,106,206   2,761,034
 FCG                                (333,310)    (277,959)   3,565,669   3,187,799
 FCI                                (551,232)    (384,891)   3,893,735   4,509,596
 GSS                              (3,939,996)  (3,181,131)  19,297,556  23,230,411
 HYS                              (1,655,163)  (1,598,765)   9,905,313  12,537,119
 MSS                              (1,424,398)  (1,198,416)   9,988,070  11,032,465
 MIS                              (1,953,513)  (1,084,371)  15,174,988  11,985,320
 MMS                             (12,562,122) (12,930,216)  19,204,526  28,447,843
 NWD                                (298,945)    (112,785)   3,434,468   1,599,416
 RES                              (3,419,313)  (3,000,415)  32,640,173  35,935,779
 RGS                                (479,617)    (282,560)   2,575,213   3,153,242
 RSS                                (121,765)     (35,048)   1,479,722   1,114,581
 SIS                                (146,165)     (58,267)     933,731     892,490
 TEC(b)                               (9,638)          --      427,471          --
 TRS                              (8,757,116)  (8,328,466)  48,765,253  62,923,966
 UTS                              (1,033,544)    (730,997)   9,961,031   9,588,408
 GAA                                (578,755)    (478,155)   5,558,481   6,188,330
 GGS                                (822,615)    (754,183)   2,796,363   3,941,088
 GGR                              (1,748,049)  (1,279,881)  12,229,092  13,513,835
 GTR                                (445,392)    (383,402)   4,242,817   4,907,545
 SGS(a)                             (171,777)        (285)   2,390,144     558,856
 GTS(c)                                   (2)          --       10,929          --
 MCS(c)                               (6,349)          --      730,917          --

(a) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.
(b) For the period July 17, 2000 (commencement of operations of Sub-Account) through December 31, 2000.
(c) For the period September 11, 2000 (commencement of operations of Sub-Account) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA CLASSIC CONTRACTS:
 ------------------------------
 BDS                                 48,210      35,123        6,449      38,838       (4,522)    (23,411)
 CAS                                643,838     465,812       47,992      98,517      (91,372)    127,840
 COS                                450,750     277,518       72,724      98,185       11,676      94,668
 MIT                              1,467,541   1,213,193      121,498     343,708     (181,647)     47,381
 EGS                              1,130,669     959,802      107,075     206,621      107,369      (6,847)
 EIS                                 74,460      12,113       19,357      36,114        7,202      28,711
 FCE                                 72,781      43,654        4,806      14,933        8,698      17,553
 FCG                                 98,698      83,820       28,426      33,705       (2,948)     (6,058)
 FCI                                 89,652      90,582        4,662       5,230       (1,445)        289
 GSS                                282,054     297,310       57,825     100,923       13,071     (71,777)
 HYS                                312,392     342,363       44,389      64,265      (25,745)    (62,579)
 MSS                                305,995     140,324       43,035      64,332      (34,510)    112,516
 MIS                                501,609     232,788      159,372     298,311      192,879     (19,461)
 MMS                              1,078,121     270,417      430,188   1,348,530      (55,091)    (15,060)
 NWD                                 99,057      29,182       39,582      55,212      100,551      19,871
 RES                                963,271     872,289       87,336     161,577       74,874     (26,160)
 RGS                                 74,418      33,882        2,644      40,357       (6,504)      2,489
 RSS                                 28,986       2,234       30,538      11,775       18,241      15,565
 SIS                                 22,950       2,577       10,026      17,748        2,769       2,629
 TEC(b)                                  --          --           --          --       21,220          --
 TRS                              1,987,855   1,731,292      112,889     455,454     (177,947)    (52,461)
 UTS                                356,269     178,136       70,517      90,782      (19,451)    119,327
 GAA                                 43,343      53,167        4,434       1,943        1,625      (7,138)
 GGS                                 42,359      40,074        1,316      13,692      (11,024)     (7,500)
 GGR                                135,881     121,297       25,375      17,448        8,187       7,909
 GTR                                118,027      91,253        2,425      35,847      (10,402)     (2,772)
 SGS(a)                               5,701          --       21,212          --      100,435       5,701
 GTS(c)                                  --          --           --          --          987          --
 MCS(c)                                  --          --        2,795          --       14,513          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA CLASSIC CONTRACTS:
 ------------------------------
 BDS                                (21,033)      (2,340)      29,104      48,210
 CAS                                (56,494)     (48,331)     543,964     643,838
 COS                                (49,627)     (19,621)     485,523     450,750
 MIT                               (168,601)    (136,741)   1,238,791   1,467,541
 EGS                                (81,326)     (28,907)   1,263,787   1,130,669
 EIS                                (11,260)      (2,478)      89,759      74,460
 FCE                                 (6,761)      (3,359)      79,524      72,781
 FCG                                 (4,790)     (12,769)     119,386      98,698
 FCI                                 (2,838)      (6,449)      90,031      89,652
 GSS                                (41,856)     (44,402)     311,094     282,054
 HYS                                (31,523)     (31,657)     299,513     312,392
 MSS                                (16,724)     (11,177)     297,796     305,995
 MIS                               (123,306)     (10,029)     730,554     501,609
 MMS                             (1,160,276)    (525,766)     292,942   1,078,121
 NWD                                (14,032)      (5,208)     225,158      99,057
 RES                                (75,371)     (44,435)   1,050,110     963,271
 RGS                                (11,069)      (2,310)      59,489      74,418
 RSS                                 (5,834)        (588)      71,931      28,986
 SIS                                 (1,089)          (4)      34,656      22,950
 TEC(b)                                  (1)          --       21,219          --
 TRS                               (111,560)    (146,430)   1,811,237   1,987,855
 UTS                                (44,557)     (31,976)     362,778     356,269
 GAA                                 (3,043)      (4,629)      46,359      43,343
 GGS                                 (3,186)      (3,904)      29,465      42,362
 GGR                                 (7,463)     (10,773)     161,980     135,881
 GTR                                 (6,442)      (6,301)     103,608     118,027
 SGS(a)                              (3,305)          --      124,043       5,701
 GTS(c)                                  --           --          987          --
 MCS(c)                                  (2)          --       17,306          --

(a) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.
(b) For the period July 17, 2000 (commencement of operations of Sub-Account) through December 31, 2000.
(c) For the period September 11, 2000 (commencement of operations of Sub-Account) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA PLATINUM
 CONTRACTS:
 ------------------------------
 BDS                              2,970,448     628,000      337,748     941,360      803,381   1,491,043
 CAS                             10,770,738   1,683,164    2,222,193   4,849,607    3,992,428   4,545,428
 COS                              6,088,167     556,955    2,451,530   2,758,794    5,345,713   2,891,912
 MIT                             36,443,681   5,331,018    4,108,166  14,730,220   11,223,464  17,398,081
 EGS                              9,952,208   1,651,404    2,814,750   4,181,549    5,547,646   4,397,355
 EIS                              2,322,545     272,362      328,675     946,919    1,540,804   1,153,460
 FCE                                471,834      72,586      145,280     171,566      619,215     260,658
 FCG                              1,960,439     338,938      644,767     649,457    1,719,085   1,016,982
 FCI                                904,331     199,346      126,464     355,635      287,699     379,426
 GSS                              6,917,529     816,102      512,807   1,959,697    2,809,781   4,315,488
 HYS                              5,126,512   1,000,705      774,008   1,613,791    2,245,875   2,693,972
 MSS                              2,096,399     211,044    1,104,838     948,374    1,579,363     986,589
 MIS                             20,741,206   2,428,134    4,004,053   9,327,754    9,439,739   9,497,539
 MMS                              4,848,739     886,479    2,395,381   4,525,979     (470,338)    (51,593)
 NWD                              2,064,540     436,178      883,056     750,621    2,018,745     945,469
 RES                              9,822,632   1,751,713    1,535,726   3,783,737    3,458,592   4,553,399
 RGS                              2,692,647     387,080      261,850     945,769      872,750   1,427,602
 RSS                                914,188     181,131      425,124     366,014      760,729     418,385
 SIS                                987,192     157,634      187,142     270,681      415,463     588,831
 TEC(b)                                  --          --       18,709          --      269,987          --
 TRS                             17,437,345   2,318,847    1,478,906   5,942,946    3,433,759   9,684,842
 UTS                              6,397,913     819,649    1,609,498   2,177,718    4,219,138   3,571,380
 GAA                                502,791     228,839      116,025     168,337      157,956     134,452
 GGS                                301,714      76,270       76,948      79,719      220,704     159,520
 GGR                              1,328,571     162,856      738,615     536,984    1,312,689     661,623
 GTR                                901,334     152,857       99,579     356,243      270,448     417,027
 SGS(a)                             189,701          --      591,218      32,991    1,068,999     156,786
 GTS(c)                                  --          --        6,534          --       25,103          --
 MCS(c)                                  --          --       14,982          --      341,205          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA PLATINUM
 CONTRACTS:
 ------------------------------
 BDS                               (282,151)     (89,955)   3,829,426   2,970,448
 CAS                               (862,181)    (307,461)  16,123,178  10,770,738
 COS                               (651,264)    (119,494)  13,234,146   6,088,167
 MIT                             (2,771,583)  (1,015,638)  49,003,728  36,443,681
 EGS                               (897,997)    (278,100)  17,416,607   9,952,208
 EIS                               (228,263)     (50,196)   3,963,761   2,322,545
 FCE                                (66,429)     (32,976)   1,169,900     471,834
 FCG                               (159,983)     (44,938)   4,164,308   1,960,439
 FCI                                (61,539)     (30,076)   1,256,955     904,331
 GSS                               (616,200)    (173,758)   9,623,917   6,917,529
 HYS                               (346,244)    (181,956)   7,800,151   5,126,512
 MSS                               (257,507)     (49,608)   4,523,093   2,096,399
 MIS                             (1,554,501)    (512,221)  32,630,497  20,741,206
 MMS                             (1,454,379)    (512,126)   5,319,403   4,848,739
 NWD                               (213,095)     (67,728)   4,753,246   2,064,540
 RES                               (690,225)    (266,217)  14,126,725   9,822,632
 RGS                               (203,346)     (67,804)   3,623,901   2,692,647
 RSS                                (98,538)     (51,342)   2,001,503     914,188
 SIS                                (54,473)     (29,954)   1,535,324     987,192
 TEC(b)                              (5,609)          --      283,087          --
 TRS                             (1,394,302)    (509,290)  20,955,708  17,437,345
 UTS                               (579,679)    (170,834)  11,646,870   6,397,913
 GAA                                (82,179)     (28,837)     694,593     502,791
 GGS                                (40,419)     (13,795)     558,947     301,714
 GGR                               (170,484)     (32,892)   3,209,391   1,328,571
 GTR                                (55,306)     (24,793)   1,216,055     901,334
 SGS(a)                             (64,510)         (76)   1,785,408     189,701
 GTS(c)                                (128)          --       31,509          --
 MCS(c)                              (3,025)          --      353,162          --

(a) For the period November 5, 1999 (commencement of operations of Sub-Account) through December 31, 1999.
(b) For the period July 17, 2000 (commencement of operations of Sub-Account) through December 31, 2000.
(c) For the period September 11, 2000 (commencement of operations of Sub-Account) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA EXTRA
 CONTRACTS(E):
 ------------------------------
 BDS -- Lvl 1                            --          --       77,077          --          796          --
 BDS -- Lvl 2                            --          --       62,912          --        2,803          --
 BDS -- Lvl 3                            --          --      222,942          --       (5,025)         --
 BDS -- Lvl 4                            --          --       75,311          --       13,433          --
 CAS -- Lvl 1                            --          --      680,390          --       23,317          --
 CAS -- Lvl 2                            --          --    1,033,055          --      110,405          --
 CAS -- Lvl 3                            --          --    1,907,665          --      256,865          --
 CAS -- Lvl 4                            --          --      488,014          --       60,792          --
 COS -- Lvl 1                            --          --    1,190,224          --      133,254          --
 COS -- Lvl 2                            --          --    1,591,686          --      143,194          --
 COS -- Lvl 3                            --          --    3,318,251          --      151,354          --
 COS -- Lvl 4                            --          --    1,057,412          --      108,455          --
 MIT -- Lvl 1                            --          --    1,498,395          --       92,725          --
 MIT -- Lvl 2                            --          --    2,012,563          --      184,391          --
 MIT -- Lvl 3                            --          --    3,932,058          --      348,599          --
 MIT -- Lvl 4                            --          --    1,139,347          --      210,626          --
 EGS -- Lvl 1                            --          --    1,413,122          --       81,652          --
 EGS -- Lvl 2                            --          --    1,839,133          --      190,313          --
 EGS -- Lvl 3                            --          --    3,949,575          --      481,371          --
 EGS -- Lvl 4                            --          --    1,116,415          --      220,227          --
 EIS -- Lvl 1                            --          --      210,896          --       (5,637)         --
 EIS -- Lvl 2                            --          --      188,585          --       25,367          --
 EIS -- Lvl 3                            --          --      319,797          --      136,114          --
 EIS -- Lvl 4                            --          --       75,114          --       36,757          --
 FCE -- Lvl 1                            --          --       65,132          --       (7,263)         --
 FCE -- Lvl 2                            --          --      113,467          --       14,628          --
 FCE -- Lvl 3                            --          --      114,612          --       14,751          --
 FCE -- Lvl 4                            --          --       46,533          --       14,151          --
 FCG -- Lvl 1                            --          --      232,385          --        7,679          --
 FCG -- Lvl 2                            --          --      303,737          --       41,490          --
 FCG -- Lvl 3                            --          --      766,877          --       70,769          --
 FCG -- Lvl 4                            --          --      193,897          --       32,825          --
 FCI -- Lvl 1                            --          --       95,403          --        1,544          --
 FCI -- Lvl 2                            --          --       78,122          --          (57)         --
 FCI -- Lvl 3                            --          --      262,892          --      (32,066)         --
 FCI -- Lvl 4                            --          --       11,462          --          (10)         --
 GSS -- Lvl 1                            --          --      225,047          --        7,190          --
 GSS -- Lvl 2                            --          --      321,622          --       45,135          --
 GSS -- Lvl 3                            --          --      464,609          --       74,024          --
 GSS -- Lvl 4                            --          --      317,136          --       (5,772)         --


                                     Units Withdrawn,
                                     Surrendered, and          Units Outstanding
                                        Annuitized                End of Year
                                 ------------------------  --------------------------
                                        Year Ended                 Year Ended
                                       December 31,               December 31,
                                    2000         1999          2000          1999
                                 ----------  ------------  -------------  -----------
 MFS REGATTA EXTRA
 CONTRACTS(E):
 ------------------------------
 BDS -- Lvl 1                          (414)          --          77,459          --
 BDS -- Lvl 2                          (649)          --          65,066          --
 BDS -- Lvl 3                        (3,294)          --         214,623          --
 BDS -- Lvl 4                        (1,946)          --          86,798          --
 CAS -- Lvl 1                       (10,277)          --         693,430          --
 CAS -- Lvl 2                       (14,508)          --       1,128,952          --
 CAS -- Lvl 3                       (33,983)          --       2,130,547          --
 CAS -- Lvl 4                        (7,538)          --         541,268          --
 COS -- Lvl 1                       (13,607)          --       1,309,871          --
 COS -- Lvl 2                       (44,405)          --       1,690,475          --
 COS -- Lvl 3                       (87,556)          --       3,382,049          --
 COS -- Lvl 4                       (26,275)          --       1,139,592          --
 MIT -- Lvl 1                       (23,781)          --       1,567,339          --
 MIT -- Lvl 2                       (25,121)          --       2,171,833          --
 MIT -- Lvl 3                       (48,321)          --       4,232,336          --
 MIT -- Lvl 4                       (24,621)          --       1,325,352          --
 EGS -- Lvl 1                       (14,945)          --       1,479,829          --
 EGS -- Lvl 2                       (13,833)          --       2,015,613          --
 EGS -- Lvl 3                      (104,839)          --       4,326,107          --
 EGS -- Lvl 4                       (29,012)          --       1,307,630          --
 EIS -- Lvl 1                        (1,507)          --         203,752          --
 EIS -- Lvl 2                        (5,239)          --         208,713          --
 EIS -- Lvl 3                        (1,429)          --         454,482          --
 EIS -- Lvl 4                          (615)          --         111,256          --
 FCE -- Lvl 1                          (323)          --          57,546          --
 FCE -- Lvl 2                        (3,308)          --         124,787          --
 FCE -- Lvl 3                          (369)          --         128,994          --
 FCE -- Lvl 4                          (316)          --          60,368          --
 FCG -- Lvl 1                        (6,830)          --         233,234          --
 FCG -- Lvl 2                        (3,831)          --         341,396          --
 FCG -- Lvl 3                       (19,217)          --         818,429          --
 FCG -- Lvl 4                        (2,593)          --         224,129          --
 FCI -- Lvl 1                          (285)          --          96,662          --
 FCI -- Lvl 2                           (51)          --          78,014          --
 FCI -- Lvl 3                        (1,659)          --         229,167          --
 FCI -- Lvl 4                           (43)          --          11,409          --
 GSS -- Lvl 1                       (14,463)          --         217,774          --
 GSS -- Lvl 2                        (2,136)          --         364,621          --
 GSS -- Lvl 3                        (6,662)          --         531,971          --
 GSS -- Lvl 4                        (1,318)          --         310,046          --

(e) For the period April 10, 2000 (commencement of operations of Sub-Account) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA EXTRA CONTRACTS:
  -- CONTINUED
 ------------------------------
 HYS -- Lvl 1(e)                         --          --      235,632          --       14,308          --
 HYS -- Lvl 2(e)                         --          --      242,523          --       38,522          --
 HYS -- Lvl 3(e)                         --          --      326,549          --       87,658          --
 HYS -- Lvl 4(e)                         --          --      131,035          --       45,724          --
 MSS -- Lvl 1(e)                         --          --      302,915          --       40,377          --
 MSS -- Lvl 2(e)                         --          --      414,616          --       77,676          --
 MSS -- Lvl 3(e)                         --          --      992,377          --       67,757          --
 MSS -- Lvl 4(e)                         --          --      282,270          --      130,557          --
 MIS -- Lvl 1(e)                         --          --    2,056,580          --      146,812          --
 MIS -- Lvl 2(e)                         --          --    2,334,007          --      247,941          --
 MIS -- Lvl 3(e)                         --          --    4,631,317          --      392,717          --
 MIS -- Lvl 4(e)                         --          --    1,421,692          --      123,009          --
 MMS -- Lvl 1(e)                         --          --    1,006,383          --     (270,906)         --
 MMS -- Lvl 2(e)                         --          --    1,279,574          --     (511,073)         --
 MMS -- Lvl 3(e)                         --          --    2,142,025          --     (891,754)         --
 MMS -- Lvl 4(e)                         --          --    1,270,770          --     (688,902)         --
 NWD -- Lvl 1(e)                         --          --      507,275          --       29,043          --
 NWD -- Lvl 2(e)                         --          --      780,552          --       94,477          --
 NWD -- Lvl 3(e)                         --          --    1,576,036          --      157,156          --
 NWD -- Lvl 4(e)                         --          --      535,656          --      148,861          --
 RES -- Lvl 1(e)                         --          --      637,219          --       31,756          --
 RES -- Lvl 2(e)                         --          --      682,547          --       50,516          --
 RES -- Lvl 3(e)                         --          --    1,408,384          --      111,740          --
 RES -- Lvl 4(e)                         --          --      418,793          --       27,864          --
 RGS -- Lvl 1(e)                         --          --       89,324          --      (19,035)         --
 RGS -- Lvl 2(e)                         --          --      110,158          --        9,358          --
 RGS -- Lvl 3(e)                         --          --      210,380          --       13,610          --
 RGS -- Lvl 4(e)                         --          --       43,559          --       47,987          --
 RSS -- Lvl 1(e)                         --          --      295,187          --       13,324          --
 RSS -- Lvl 2(e)                         --          --      478,591          --       27,493          --
 RSS -- Lvl 3(e)                         --          --      941,554          --       60,287          --
 RSS -- Lvl 4(e)                         --          --      262,211          --       23,307          --
 SIS -- Lvl 1(e)                         --          --       38,770          --        2,672          --
 SIS -- Lvl 2(e)                         --          --       67,296          --        5,488          --
 SIS -- Lvl 3(e)                         --          --      242,412          --      (26,790)         --
 SIS -- Lvl 4(e)                         --          --       23,889          --          (57)         --
 TEC -- Lvl 1(b)                         --          --       69,715          --        7,183          --
 TEC -- Lvl 2(b)                         --          --       88,509          --       30,027          --
 TEC -- Lvl 3(b)                         --          --      199,447          --       12,188          --
 TEC -- Lvl 4(b)                         --          --       39,603          --       52,970          --


                                     Units Withdrawn,
                                     Surrendered, and          Units Outstanding
                                        Annuitized                End of Year
                                 ------------------------  --------------------------
                                        Year Ended                 Year Ended
                                       December 31,               December 31,
                                    2000         1999          2000          1999
                                 ----------  ------------  -------------  -----------
 MFS REGATTA EXTRA CONTRACTS:
  -- CONTINUED
 ------------------------------
 HYS -- Lvl 1(e)                     (3,001)          --         246,939          --
 HYS -- Lvl 2(e)                     (3,438)          --         277,607          --
 HYS -- Lvl 3(e)                     (3,999)          --         410,208          --
 HYS -- Lvl 4(e)                     (2,715)          --         174,044          --
 MSS -- Lvl 1(e)                       (642)          --         342,650          --
 MSS -- Lvl 2(e)                     (6,410)          --         485,882          --
 MSS -- Lvl 3(e)                     (9,113)          --       1,051,021          --
 MSS -- Lvl 4(e)                    (16,854)          --         395,973          --
 MIS -- Lvl 1(e)                    (45,557)          --       2,157,835          --
 MIS -- Lvl 2(e)                    (22,094)          --       2,559,854          --
 MIS -- Lvl 3(e)                   (100,037)          --       4,923,997          --
 MIS -- Lvl 4(e)                    (33,608)          --       1,511,093          --
 MMS -- Lvl 1(e)                     (6,990)          --         728,487          --
 MMS -- Lvl 2(e)                    (26,974)          --         741,527          --
 MMS -- Lvl 3(e)                    (29,422)          --       1,220,849          --
 MMS -- Lvl 4(e)                    (13,007)          --         568,861          --
 NWD -- Lvl 1(e)                     (6,797)          --         529,521          --
 NWD -- Lvl 2(e)                     (5,833)          --         869,196          --
 NWD -- Lvl 3(e)                    (28,910)          --       1,704,282          --
 NWD -- Lvl 4(e)                    (20,336)          --         664,181          --
 RES -- Lvl 1(e)                     (7,440)          --         661,535          --
 RES -- Lvl 2(e)                    (11,617)          --         721,446          --
 RES -- Lvl 3(e)                    (19,511)          --       1,500,613          --
 RES -- Lvl 4(e)                     (2,982)          --         443,675          --
 RGS -- Lvl 1(e)                     (2,927)          --          67,362          --
 RGS -- Lvl 2(e)                     (1,812)          --         117,704          --
 RGS -- Lvl 3(e)                     (1,668)          --         222,322          --
 RGS -- Lvl 4(e)                       (169)          --          91,377          --
 RSS -- Lvl 1(e)                       (759)          --         307,752          --
 RSS -- Lvl 2(e)                     (1,942)          --         504,142          --
 RSS -- Lvl 3(e)                     (6,283)          --         995,558          --
 RSS -- Lvl 4(e)                    (12,732)          --         272,786          --
 SIS -- Lvl 1(e)                       (198)          --          41,244          --
 SIS -- Lvl 2(e)                       (118)          --          72,666          --
 SIS -- Lvl 3(e)                     (2,229)          --         213,393          --
 SIS -- Lvl 4(e)                       (354)          --          23,478          --
 TEC -- Lvl 1(b)                       (140)          --          76,758          --
 TEC -- Lvl 2(b)                        (93)          --         118,443          --
 TEC -- Lvl 3(b)                       (424)          --         211,211          --
 TEC -- Lvl 4(b)                    (11,842)          --          80,731          --

(b) For the period September 11, 2000 (commencement of operations) through December 31, 2000.
(e) For the period April 10, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA EXTRA CONTRACTS:
  -- CONTINUED
 ------------------------------
 TRS -- Lvl 1(e)                         --          --      512,577          --       37,281          --
 TRS -- Lvl 2(e)                         --          --      689,736          --       52,988          --
 TRS -- Lvl 3(e)                         --          --      676,014          --       97,385          --
 TRS -- Lvl 4(e)                         --          --      236,116          --       29,070          --
 UTS -- Lvl 1(e)                         --          --      647,526          --       27,476          --
 UTS -- Lvl 2(e)                         --          --      559,668          --       71,924          --
 UTS -- Lvl 3(e)                         --          --    1,174,009          --      132,727          --
 UTS -- Lvl 4(e)                         --          --      388,151          --       19,794          --
 GAA -- Lvl 1(e)                         --          --       18,269          --        8,164          --
 GAA -- Lvl 2(e)                         --          --       66,862          --       11,883          --
 GAA -- Lvl 3(e)                         --          --      162,337          --       15,749          --
 GAA -- Lvl 4(e)                         --          --        8,281          --          838          --
 GGS -- Lvl 1(e)                         --          --       24,434          --       (3,217)         --
 GGS -- Lvl 2(e)                         --          --       65,227          --        6,379          --
 GGS -- Lvl 3(e)                         --          --       45,784          --        3,522          --
 GGS -- Lvl 4(e)                         --          --       21,452          --        6,547          --
 GGR -- Lvl 1(e)                         --          --      325,910          --       25,418          --
 GGR -- Lvl 2(e)                         --          --      328,791          --       22,995          --
 GGR -- Lvl 3(e)                         --          --      812,364          --       66,093          --
 GGR -- Lvl 4(e)                         --          --      299,404          --        8,629          --
 GTR -- Lvl 1(e)                         --          --       39,513          --       (1,796)         --
 GTR -- Lvl 2(e)                         --          --       32,819          --        9,510          --
 GTR -- Lvl 3(e)                         --          --       62,443          --         (962)         --
 GTR -- Lvl 4(e)                         --          --       14,314          --        5,123          --
 SGS -- Lvl 1(e)                         --          --      232,164          --       26,438          --
 SGS -- Lvl 2(e)                         --          --      390,558          --       26,941          --
 SGS -- Lvl 3(e)                         --          --      728,011          --      151,060          --
 SGS -- Lvl 4(e)                         --          --      241,617          --        6,098          --
 GTS -- Lvl 1(b)                         --          --        2,425          --          691          --
 GTS -- Lvl 2(b)                         --          --       23,605          --          623          --
 GTS -- Lvl 3(b)                         --          --       23,501          --        9,743          --
 GTS -- Lvl 4(b)                         --          --        3,365          --        1,560          --
 MCS -- Lvl 1(b)                         --          --       75,541          --        1,798          --
 MCS -- Lvl 2(b)                         --          --      129,409          --       13,819          --
 MCS -- Lvl 3(b)                         --          --      356,625          --       44,440          --
 MCS -- Lvl 4(b)                         --          --      127,368          --        9,903          --


                                     Units Withdrawn,
                                     Surrendered, and          Units Outstanding
                                        Annuitized                End of Year
                                 ------------------------  --------------------------
                                        Year Ended                 Year Ended
                                       December 31,               December 31,
                                    2000         1999          2000          1999
                                 ----------  ------------  -------------  -----------
 MFS REGATTA EXTRA CONTRACTS:
  -- CONTINUED
 ------------------------------
 TRS -- Lvl 1(e)                    (18,599)          --         531,259          --
 TRS -- Lvl 2(e)                     (9,764)          --         732,960          --
 TRS -- Lvl 3(e)                     (5,486)          --         767,913          --
 TRS -- Lvl 4(e)                     (1,495)          --         263,691          --
 UTS -- Lvl 1(e)                     (4,506)          --         670,496          --
 UTS -- Lvl 2(e)                    (22,256)          --         609,336          --
 UTS -- Lvl 3(e)                    (22,744)          --       1,283,992          --
 UTS -- Lvl 4(e)                     (6,579)          --         401,366          --
 GAA -- Lvl 1(e)                        (39)          --          26,394          --
 GAA -- Lvl 2(e)                         --           --          78,745          --
 GAA -- Lvl 3(e)                     (5,261)          --         172,825          --
 GAA -- Lvl 4(e)                        (69)          --           9,050          --
 GGS -- Lvl 1(e)                       (228)          --          20,989          --
 GGS -- Lvl 2(e)                       (789)          --          70,817          --
 GGS -- Lvl 3(e)                        (71)          --          49,235          --
 GGS -- Lvl 4(e)                       (187)          --          27,812          --
 GGR -- Lvl 1(e)                     (4,366)          --         346,962          --
 GGR -- Lvl 2(e)                     (1,895)          --         349,891          --
 GGR -- Lvl 3(e)                     (8,974)          --         869,483          --
 GGR -- Lvl 4(e)                    (10,581)          --         297,452          --
 GTR -- Lvl 1(e)                       (274)          --          37,443          --
 GTR -- Lvl 2(e)                        (68)          --          42,261          --
 GTR -- Lvl 3(e)                       (378)          --          61,103          --
 GTR -- Lvl 4(e)                       (325)          --          19,112          --
 SGS -- Lvl 1(e)                     (4,865)          --         253,737          --
 SGS -- Lvl 2(e)                    (16,331)          --         401,168          --
 SGS -- Lvl 3(e)                    (28,518)          --         850,553          --
 SGS -- Lvl 4(e)                    (11,611)          --         236,104          --
 GTS -- Lvl 1(b)                         --           --           3,116          --
 GTS -- Lvl 2(b)                        (10)          --          24,218          --
 GTS -- Lvl 3(b)                        (59)          --          33,185          --
 GTS -- Lvl 4(b)                         --           --           4,925          --
 MCS -- Lvl 1(b)                       (875)          --          76,464          --
 MCS -- Lvl 2(b)                       (251)          --         142,977          --
 MCS -- Lvl 3(b)                     (1,378)          --         399,687          --
 MCS -- Lvl 4(b)                        (50)          --         137,221          --

(b) For the period September 11, 2000 (commencement of operations) through December 31, 2000.
(e) For the period April 10, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued


                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA ACCESS
 CONTRACTS(D):
 ------------------------------
 BDS -- Lvl 1                            --          --           --          --        9,176          --
 BDS -- Lvl 3                            --          --       92,288          --       (3,744)         --
 BDS -- Lvl 4                            --          --       27,288          --        4,242          --
 BDS -- Lvl 5                            --          --       53,617          --        7,032          --
 BDS -- Lvl 6                            --          --        5,487          --          368          --
 CAS -- Lvl 1                            --          --       17,139          --           --          --
 CAS -- Lvl 2                            --          --       58,950          --        1,706          --
 CAS -- Lvl 3                            --          --      445,038          --       17,024          --
 CAS -- Lvl 4                            --          --      337,175          --       45,022          --
 CAS -- Lvl 5                            --          --      325,104          --       53,725          --
 CAS -- Lvl 6                            --          --      132,789          --        2,833          --
 COS -- Lvl 1                            --          --      297,676          --       66,379          --
 COS -- Lvl 2                            --          --      169,833          --           --          --
 COS -- Lvl 3                            --          --    1,222,042          --      (20,163)         --
 COS -- Lvl 4                            --          --    1,008,030          --       25,953          --
 COS -- Lvl 5                            --          --      923,767          --       (3,830)         --
 COS -- Lvl 6                            --          --      347,475          --       (2,335)         --
 MIT -- Lvl 1                            --          --      115,897          --       39,656          --
 MIT -- Lvl 2                            --          --       74,699          --        5,174          --
 MIT -- Lvl 3                            --          --      712,877          --        2,271          --
 MIT -- Lvl 4                            --          --      578,007          --        8,417          --
 MIT -- Lvl 5                            --          --      782,447          --       28,653          --
 MIT -- Lvl 6                            --          --      171,712          --        5,766          --
 EGS -- Lvl 1                            --          --       42,767          --       28,464          --
 EGS -- Lvl 2                            --          --      108,750          --        1,770          --
 EGS -- Lvl 3                            --          --      988,646          --       14,150          --
 EGS -- Lvl 4                            --          --      597,129          --       39,997          --
 EGS -- Lvl 5                            --          --      926,888          --       52,576          --
 EGS -- Lvl 6                            --          --      181,445          --       69,783          --
 EIS -- Lvl 1                            --          --       82,907          --       26,338          --
 EIS -- Lvl 2                            --          --       32,395          --           --          --
 EIS -- Lvl 3                            --          --      276,916          --       18,731          --
 EIS -- Lvl 4                            --          --      191,804          --        7,887          --
 EIS -- Lvl 5                            --          --      143,015          --       18,814          --
 EIS -- Lvl 6                            --          --       30,780          --        6,455          --
 FCE -- Lvl 1                            --          --       14,188          --           --          --
 FCE -- Lvl 3                            --          --       66,108          --        2,124          --
 FCE -- Lvl 4                            --          --       31,174          --          436          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA ACCESS
 CONTRACTS(D):
 ------------------------------
 BDS -- Lvl 1                            --           --        9,176          --
 BDS -- Lvl 3                        (1,870)          --       86,674          --
 BDS -- Lvl 4                          (384)          --       31,146          --
 BDS -- Lvl 5                       (12,969)          --       47,680          --
 BDS -- Lvl 6                            --           --        5,855          --
 CAS -- Lvl 1                            --           --       17,139          --
 CAS -- Lvl 2                            (8)          --       60,648          --
 CAS -- Lvl 3                        (1,485)          --      460,577          --
 CAS -- Lvl 4                          (522)          --      381,675          --
 CAS -- Lvl 5                        (4,732)          --      374,097          --
 CAS -- Lvl 6                          (147)          --      135,475          --
 COS -- Lvl 1                        (9,804)          --      354,251          --
 COS -- Lvl 2                            --           --      169,833          --
 COS -- Lvl 3                        (7,318)          --    1,194,561          --
 COS -- Lvl 4                        (3,131)          --    1,030,852          --
 COS -- Lvl 5                        88,447           --    1,008,384          --
 COS -- Lvl 6                        (1,782)          --      343,358          --
 MIT -- Lvl 1                            --           --      155,553          --
 MIT -- Lvl 2                           (25)          --       79,848          --
 MIT -- Lvl 3                        (5,124)          --      710,024          --
 MIT -- Lvl 4                        (5,402)          --      581,022          --
 MIT -- Lvl 5                       (24,140)          --      786,960          --
 MIT -- Lvl 6                          (503)          --      176,975          --
 EGS -- Lvl 1                            --           --       71,231          --
 EGS -- Lvl 2                            (9)          --      110,511          --
 EGS -- Lvl 3                        (4,564)          --      998,232          --
 EGS -- Lvl 4                        (3,410)          --      633,716          --
 EGS -- Lvl 5                        (5,235)          --      974,229          --
 EGS -- Lvl 6                          (175)          --      251,053          --
 EIS -- Lvl 1                            --           --      109,245          --
 EIS -- Lvl 2                            --           --       32,395          --
 EIS -- Lvl 3                          (828)          --      294,819          --
 EIS -- Lvl 4                          (363)          --      199,328          --
 EIS -- Lvl 5                          (304)          --      161,525          --
 EIS -- Lvl 6                            (5)          --       37,230          --
 FCE -- Lvl 1                            --           --       14,188          --
 FCE -- Lvl 3                           (74)          --       68,158          --
 FCE -- Lvl 4                           (62)          --       31,548          --


(d) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA ACCESS
  CONTRACTS(D): -- CONTINUED
 ------------------------------
 FCE -- Lvl 5                            --          --       41,496          --        1,182          --
 FCE -- Lvl 6                            --          --        4,421          --        1,418          --
 FCG -- Lvl 1                            --          --       22,170          --       10,765          --
 FCG -- Lvl 3                            --          --      180,762          --        1,345          --
 FCG -- Lvl 4                            --          --      113,599          --       16,838          --
 FCG -- Lvl 5                            --          --      101,721          --        4,755          --
 FCG -- Lvl 6                            --          --       25,683          --        5,709          --
 FCI -- Lvl 1                            --          --       10,749          --           --          --
 FCI -- Lvl 3                            --          --       34,084          --        1,230          --
 FCI -- Lvl 4                            --          --       12,252          --        4,281          --
 FCI -- Lvl 5                            --          --       46,985          --        9,553          --
 FCI -- Lvl 6                            --          --        1,488          --           --          --
 GSS -- Lvl 3                            --          --      260,476          --       22,723          --
 GSS -- Lvl 4                            --          --      162,689          --       10,421          --
 GSS -- Lvl 5                            --          --      108,916          --        6,837          --
 GSS -- Lvl 6                            --          --       71,456          --      (40,406)         --
 HYS -- Lvl 1                            --          --        5,501          --       10,505          --
 HYS -- Lvl 2                            --          --       56,265          --           --          --
 HYS -- Lvl 3                            --          --      214,071          --        7,525          --
 HYS -- Lvl 4                            --          --      118,825          --       10,458          --
 HYS -- Lvl 5                            --          --       59,936          --        7,414          --
 HYS -- Lvl 6                            --          --       19,471          --        1,704          --
 MSS -- Lvl 2                            --          --       55,463          --        3,312          --
 MSS -- Lvl 3                            --          --      196,212          --       (4,021)         --
 MSS -- Lvl 5                            --          --      112,036          --       30,963          --
 MSS -- Lvl 6                            --          --       40,500          --       (1,350)         --
 MIS -- Lvl 1                            --          --      287,769          --       87,613          --
 MIS -- Lvl 2                            --          --      108,030          --        4,870          --
 MIS -- Lvl 3                            --          --    1,340,933          --      (42,963)         --
 MIS -- Lvl 4                            --          --      948,571          --        4,729          --
 MIS -- Lvl 5                            --          --    1,009,256          --       53,559          --
 MIS -- Lvl 6                            --          --      411,370          --        5,388          --
 MMS -- Lvl 1                            --          --      310,767          --      (19,643)         --
 MMS -- Lvl 2                            --          --      112,065          --      (39,419)         --
 MMS -- Lvl 3                            --          --    1,005,660          --     (245,090)         --
 MMS -- Lvl 4                            --          --      904,443          --     (267,010)         --
 MMS -- Lvl 5                            --          --    1,027,019          --     (363,865)         --
 MMS -- Lvl 6                            --          --      243,256          --      (10,311)         --
 NWD -- Lvl 1                            --          --       25,069          --       11,275          --
 NWD -- Lvl 2                            --          --       43,265          --           --          --
 NWD -- Lvl 3                            --          --      392,642          --        2,950          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA ACCESS
  CONTRACTS(D): -- CONTINUED
 ------------------------------
 FCE -- Lvl 5                          (109)          --       42,569          --
 FCE -- Lvl 6                            --           --        5,839          --
 FCG -- Lvl 1                            --           --       32,935          --
 FCG -- Lvl 3                          (320)          --      181,787          --
 FCG -- Lvl 4                          (333)          --      130,104          --
 FCG -- Lvl 5                        (7,227)          --       99,249          --
 FCG -- Lvl 6                            --           --       31,392          --
 FCI -- Lvl 1                            --           --       10,749          --
 FCI -- Lvl 3                            --           --       35,314          --
 FCI -- Lvl 4                          (446)          --       16,087          --
 FCI -- Lvl 5                          (140)          --       56,398          --
 FCI -- Lvl 6                            --           --        1,488          --
 GSS -- Lvl 3                        (6,555)          --      276,644          --
 GSS -- Lvl 4                          (556)          --      172,554          --
 GSS -- Lvl 5                        (2,864)          --      112,889          --
 GSS -- Lvl 6                            (3)          --       31,047          --
 HYS -- Lvl 1                            --           --       16,006          --
 HYS -- Lvl 2                            --           --       56,265          --
 HYS -- Lvl 3                        (1,582)          --      220,014          --
 HYS -- Lvl 4                          (581)          --      128,702          --
 HYS -- Lvl 5                        (1,306)          --       66,044          --
 HYS -- Lvl 6                            --           --       21,175          --
 MSS -- Lvl 2                           (16)          --       58,759          --
 MSS -- Lvl 3                          (317)          --      191,874          --
 MSS -- Lvl 5                        (1,103)          --      141,896          --
 MSS -- Lvl 6                           (31)          --       39,119          --
 MIS -- Lvl 1                        (9,609)          --      365,773          --
 MIS -- Lvl 2                           (24)          --      112,876          --
 MIS -- Lvl 3                        (5,586)          --    1,292,384          --
 MIS -- Lvl 4                        (5,465)          --      947,835          --
 MIS -- Lvl 5                       (21,819)          --    1,040,996          --
 MIS -- Lvl 6                        (1,421)          --      415,337          --
 MMS -- Lvl 1                        (7,855)          --      283,269          --
 MMS -- Lvl 2                          (355)          --       72,291          --
 MMS -- Lvl 3                       (52,943)          --      707,627          --
 MMS -- Lvl 4                      (102,217)          --      535,216          --
 MMS -- Lvl 5                        (5,335)          --      657,819          --
 MMS -- Lvl 6                        (3,989)          --      228,956          --
 NWD -- Lvl 1                            --           --       36,344          --
 NWD -- Lvl 2                            --           --       43,265          --
 NWD -- Lvl 3                        (4,713)          --      390,879          --

(d) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA ACCESS
  CONTRACTS(D): -- CONTINUED
 ------------------------------
 NWD -- Lvl 4                            --          --      319,525          --       39,050          --
 NWD -- Lvl 5                            --          --      297,223          --       60,778          --
 NWD -- Lvl 6                            --          --       67,405          --        5,259          --
 RES -- Lvl 2                            --          --      145,358          --        6,562          --
 RES -- Lvl 3                            --          --      622,562          --       23,395          --
 RES -- Lvl 4                            --          --      484,762          --       35,550          --
 RES -- Lvl 5                            --          --      341,181          --       38,072          --
 RES -- Lvl 6                            --          --      113,893          --        3,126          --
 RGS -- Lvl 2                            --          --       54,890          --        3,004          --
 RGS -- Lvl 3                            --          --       67,290          --        5,289          --
 RGS -- Lvl 4                            --          --       67,436          --        1,466          --
 RGS -- Lvl 5                            --          --       32,267          --        8,347          --
 RGS -- Lvl 6                            --          --        7,486          --           --          --
 RSS -- Lvl 1                            --          --       31,247          --           --          --
 RSS -- Lvl 3                            --          --      264,090          --        5,539          --
 RSS -- Lvl 4                            --          --      184,142          --       11,673          --
 RSS -- Lvl 5                            --          --      294,578          --        4,998          --
 RSS -- Lvl 6                            --          --       62,652          --          332          --
 SIS -- Lvl 1                            --          --           --          --        9,689          --
 SIS -- Lvl 3                            --          --       45,606          --       (6,163)         --
 SIS -- Lvl 4                            --          --       33,176          --        2,443          --
 SIS -- Lvl 5                            --          --       22,371          --          149          --
 SIS -- Lvl 6                            --          --          996          --          145          --
 TEC -- Lvl 1                            --          --      178,954          --      111,629          --
 TEC -- Lvl 2                            --          --      142,694          --           --          --
 TEC -- Lvl 3                            --          --      649,187          --      (95,987)         --
 TEC -- Lvl 4                            --          --      527,552          --       12,037          --
 TEC -- Lvl 5                            --          --      228,768          --       26,231          --
 TEC -- Lvl 6                            --          --       52,741          --       (3,278)         --
 TRS -- Lvl 1                            --          --       32,936          --        9,059          --
 TRS -- Lvl 2                            --          --       68,186          --           --          --
 TRS -- Lvl 3                            --          --      305,887          --        8,304          --
 TRS -- Lvl 4                            --          --      276,810          --       19,855          --
 TRS -- Lvl 5                            --          --      320,927          --        8,066          --
 TRS -- Lvl 6                            --          --       37,276          --          315          --
 UTS -- Lvl 1                            --          --       54,728          --           --          --
 UTS -- Lvl 2                            --          --       93,726          --       15,929          --
 UTS -- Lvl 3                            --          --      487,398          --       47,630          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA ACCESS
  CONTRACTS(D): -- CONTINUED
 ------------------------------
 NWD -- Lvl 4                        (1,922)          --      356,653          --
 NWD -- Lvl 5                        (8,376)          --      349,625          --
 NWD -- Lvl 6                           (11)          --       72,653          --
 RES -- Lvl 2                           (33)          --      151,887          --
 RES -- Lvl 3                        (6,979)          --      638,978          --
 RES -- Lvl 4                        (1,750)          --      518,562          --
 RES -- Lvl 5                        (3,523)          --      375,730          --
 RES -- Lvl 6                        (1,016)          --      116,003          --
 RGS -- Lvl 2                           (14)          --       57,880          --
 RGS -- Lvl 3                          (386)          --       72,193          --
 RGS -- Lvl 4                          (346)          --       68,556          --
 RGS -- Lvl 5                          (551)          --       40,063          --
 RGS -- Lvl 6                            --           --        7,486          --
 RSS -- Lvl 1                            --           --       31,247          --
 RSS -- Lvl 3                        (1,107)          --      268,522          --
 RSS -- Lvl 4                          (231)          --      195,584          --
 RSS -- Lvl 5                          (642)          --      298,934          --
 RSS -- Lvl 6                          (905)          --       62,079          --
 SIS -- Lvl 1                            --           --        9,689          --
 SIS -- Lvl 3                           (76)          --       39,367          --
 SIS -- Lvl 4                           (29)          --       35,590          --
 SIS -- Lvl 5                          (554)          --       21,966          --
 SIS -- Lvl 6                            --           --        1,141          --
 TEC -- Lvl 1                        (9,024)          --      281,559          --
 TEC -- Lvl 2                            --           --      142,694          --
 TEC -- Lvl 3                        (4,400)          --      548,800          --
 TEC -- Lvl 4                        (1,250)          --      538,339          --
 TEC -- Lvl 5                        (1,778)          --      253,221          --
 TEC -- Lvl 6                           (97)          --       49,366          --
 TRS -- Lvl 1                            --           --       41,995          --
 TRS -- Lvl 2                            --           --       68,186          --
 TRS -- Lvl 3                        (6,632)          --      307,559          --
 TRS -- Lvl 4                        (1,467)          --      295,198          --
 TRS -- Lvl 5                        (4,090)          --      324,903          --
 TRS -- Lvl 6                           (37)          --       37,554          --
 UTS -- Lvl 1                            --           --       54,728          --
 UTS -- Lvl 2                           (78)          --      109,577          --
 UTS -- Lvl 3                        (8,753)          --      526,275          --

(d) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA ACCESS CONTRACTS:
  -- CONTINUED
 ------------------------------
 UTS -- Lvl 4(d)                         --          --      416,529          --       36,299          --
 UTS -- Lvl 5(d)                         --          --      452,340          --       43,617          --
 UTS -- Lvl 6(d)                         --          --       46,380          --        3,680          --
 GAA -- Lvl 3(d)                         --          --        9,847          --          104          --
 GAA -- Lvl 4(d)                         --          --       14,172          --        1,324          --
 GAA -- Lvl 5(d)                         --          --       37,437          --          138          --
 GAA -- Lvl 6(d)                         --          --        1,607          --           70          --
 GGS -- Lvl 3(d)                         --          --       39,164          --         (356)         --
 GGS -- Lvl 4(d)                         --          --        8,966          --        3,343          --
 GGS -- Lvl 5(d)                         --          --        9,506          --          572          --
 GGS -- Lvl 6(d)                         --          --          490          --           --          --
 GGR -- Lvl 2(d)                         --          --       61,167          --           --          --
 GGR -- Lvl 3(d)                         --          --      155,833          --       12,046          --
 GGR -- Lvl 4(d)                         --          --      224,962          --       25,109          --
 GGR -- Lvl 5(d)                         --          --      225,009          --       20,754          --
 GGR -- Lvl 6(d)                         --          --       32,776          --       (2,390)         --
 GTR -- Lvl 1(d)                         --          --           --          --        9,849          --
 GTR -- Lvl 3(d)                         --          --       24,570          --      (10,879)         --
 GTR -- Lvl 4(d)                         --          --       18,023          --        1,024          --
 GTR -- Lvl 5(d)                         --          --       29,641          --           34          --
 GTR -- Lvl 6(d)                         --          --        6,826          --          135          --
 SGS -- Lvl 1(d)                         --          --      251,792          --       26,284          --
 SGS -- Lvl 2(d)                         --          --      124,382          --           --          --
 SGS -- Lvl 3(d)                         --          --      669,384          --      (16,639)         --
 SGS -- Lvl 4(d)                         --          --      446,607          --        6,475          --
 SGS -- Lvl 5(d)                         --          --      195,553          --        3,631          --
 SGS -- Lvl 6(d)                         --          --      185,822          --          262          --
 GTS -- Lvl 3(b)                         --          --       11,075          --          899          --
 GTS -- Lvl 4(b)                         --          --        7,540          --           --          --
 GTS -- Lvl 5(b)                         --          --       21,428          --        2,263          --
 MCS -- Lvl 1(b)                         --          --           --          --       10,530          --
 MCS -- Lvl 2(b)                         --          --       14,752          --           --          --
 MCS -- Lvl 3(b)                         --          --       91,815          --        2,634          --
 MCS -- Lvl 4(b)                         --          --      100,929          --        6,567          --
 MCS -- Lvl 5(b)                         --          --      130,062          --       30,704          --
 MCS -- Lvl 6(b)                         --          --       92,261          --        7,619          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA ACCESS CONTRACTS:
  -- CONTINUED
 ------------------------------
 UTS -- Lvl 4(d)                     (3,038)          --      449,790          --
 UTS -- Lvl 5(d)                     (4,891)          --      491,066          --
 UTS -- Lvl 6(d)                        (49)          --       50,011          --
 GAA -- Lvl 3(d)                        (13)          --        9,938          --
 GAA -- Lvl 4(d)                         --           --       15,496          --
 GAA -- Lvl 5(d)                       (499)          --       37,076          --
 GAA -- Lvl 6(d)                         --           --        1,677          --
 GGS -- Lvl 3(d)                        (58)          --       38,750          --
 GGS -- Lvl 4(d)                                      --       12,309          --
 GGS -- Lvl 5(d)                        (17)          --       10,061          --
 GGS -- Lvl 6(d)                         --           --          490          --
 GGR -- Lvl 2(d)                         --           --       61,167          --
 GGR -- Lvl 3(d)                     (2,336)          --      165,543          --
 GGR -- Lvl 4(d)                     (1,211)          --      248,860          --
 GGR -- Lvl 5(d)                     (1,699)          --      244,064          --
 GGR -- Lvl 6(d)                        (59)          --       30,327          --
 GTR -- Lvl 1(d)                                      --        9,849          --
 GTR -- Lvl 3(d)                        (31)          --       13,660          --
 GTR -- Lvl 4(d)                        (38)          --       19,009          --
 GTR -- Lvl 5(d)                       (175)          --       29,500          --
 GTR -- Lvl 6(d)                         --           --        6,961          --
 SGS -- Lvl 1(d)                     (9,597)          --      268,479          --
 SGS -- Lvl 2(d)                         --           --      124,382          --
 SGS -- Lvl 3(d)                     (3,911)          --      648,834          --
 SGS -- Lvl 4(d)                     (1,444)          --      451,638          --
 SGS -- Lvl 5(d)                       (767)          --      198,417          --
 SGS -- Lvl 6(d)                     (1,080)          --      185,004          --
 GTS -- Lvl 3(b)                         --           --       11,974          --
 GTS -- Lvl 4(b)                         --           --        7,540          --
 GTS -- Lvl 5(b)                        (73)          --       23,618          --
 MCS -- Lvl 1(b)                         --           --       10,530          --
 MCS -- Lvl 2(b)                         --           --       14,752          --
 MCS -- Lvl 3(b)                        (10)          --       94,439          --
 MCS -- Lvl 4(b)                       (260)          --      107,236          --
 MCS -- Lvl 5(b)                       (235)          --      160,531          --
 MCS -- Lvl 6(b)                       (299)          --       99,581          --

(b) For the period September 11, 2000 (commencement of operations) through December 31, 2000.
(d) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA CHOICE
 CONTRACTS(D):
 ------------------------------
 BDS -- Lvl 2                            --          --       50,774          --       11,897          --
 BDS -- Lvl 3                            --          --       11,238          --           --          --
 BDS -- Lvl 4                            --          --       28,648          --       12,813          --
 BDS -- Lvl 5                            --          --       99,084          --       29,732          --
 BDS -- Lvl 6                            --          --       31,195          --       18,431          --
 CAS -- Lvl 1                            --          --        9,736          --           --          --
 CAS -- Lvl 2                            --          --      289,370          --       70,328          --
 CAS -- Lvl 3                            --          --      110,023          --           --          --
 CAS -- Lvl 4                            --          --      499,177          --      136,648          --
 CAS -- Lvl 5                            --          --      770,953          --      388,356          --
 CAS -- Lvl 6                            --          --      292,731          --      119,930          --
 COS -- Lvl 2                            --          --      449,757          --       97,828          --
 COS -- Lvl 3                            --          --       97,149          --       71,942          --
 COS -- Lvl 4                            --          --      803,269          --      180,154          --
 COS -- Lvl 5                            --          --    1,563,367          --      506,949          --
 COS -- Lvl 6                            --          --      451,066          --       98,869          --
 MIT -- Lvl 2                            --          --      551,411          --      112,275          --
 MIT -- Lvl 3                            --          --       65,873          --       40,840          --
 MIT -- Lvl 4                            --          --      584,272          --      170,775          --
 MIT -- Lvl 5                            --          --    1,445,002          --      549,782          --
 MIT -- Lvl 6                            --          --      514,191          --      117,809          --
 EGS -- Lvl 1                            --          --        9,983          --           --          --
 EGS -- Lvl 2                            --          --      449,982          --      115,994          --
 EGS -- Lvl 3                            --          --      103,846          --       64,672          --
 EGS -- Lvl 4                            --          --      790,156          --      132,030          --
 EGS -- Lvl 5                            --          --    1,586,921          --      600,407          --
 EGS -- Lvl 6                            --          --      468,077          --      133,586          --
 EIS -- Lvl 2                            --          --       99,487          --       13,386          --
 EIS -- Lvl 3                            --          --       22,141          --       (1,384)         --
 EIS -- Lvl 4                            --          --      100,423          --       32,488          --
 EIS -- Lvl 5                            --          --      286,901          --       43,947          --
 EIS -- Lvl 6                            --          --       51,229          --       19,294          --
 FCE -- Lvl 2                            --          --       12,303          --        4,634          --
 FCE -- Lvl 3                            --          --        5,569          --       14,445          --
 FCE -- Lvl 4                            --          --       41,598          --        9,163          --
 FCE -- Lvl 5                            --          --       76,480          --       28,646          --
 FCE -- Lvl 6                            --          --       35,873          --       18,807          --
 FCG -- Lvl 1                            --          --       10,156          --           --          --
 FCG -- Lvl 2                            --          --       56,769          --       18,687          --
 FCG -- Lvl 3                            --          --           --          --       19,952          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA CHOICE
 CONTRACTS(D):
 ------------------------------
 BDS -- Lvl 2                          (400)          --       62,271          --
 BDS -- Lvl 3                        18,650           --       29,888          --
 BDS -- Lvl 4                          (100)          --       41,361          --
 BDS -- Lvl 5                          (544)          --      128,272          --
 BDS -- Lvl 6                           (62)          --       49,564          --
 CAS -- Lvl 1                          (447)          --        9,289          --
 CAS -- Lvl 2                        (1,108)          --      358,590          --
 CAS -- Lvl 3                        33,990           --      144,013          --
 CAS -- Lvl 4                       (13,838)          --      621,987          --
 CAS -- Lvl 5                        (6,443)          --    1,152,866          --
 CAS -- Lvl 6                        (1,897)          --      410,764          --
 COS -- Lvl 2                        (4,740)          --      542,845          --
 COS -- Lvl 3                          (719)          --      168,372          --
 COS -- Lvl 4                        (9,102)          --      974,321          --
 COS -- Lvl 5                       (13,306)          --    2,057,010          --
 COS -- Lvl 6                       (19,617)          --      530,318          --
 MIT -- Lvl 2                        (1,581)          --      662,105          --
 MIT -- Lvl 3                          (137)          --      106,576          --
 MIT -- Lvl 4                       (10,598)          --      744,449          --
 MIT -- Lvl 5                       (12,538)          --    1,982,246          --
 MIT -- Lvl 6                        (8,643)          --      623,357          --
 EGS -- Lvl 1                          (458)          --        9,525          --
 EGS -- Lvl 2                        (1,007)          --      564,969          --
 EGS -- Lvl 3                          (720)          --      167,798          --
 EGS -- Lvl 4                        (8,674)          --      913,512          --
 EGS -- Lvl 5                       (16,905)          --    2,170,423          --
 EGS -- Lvl 6                       (23,105)          --      578,558          --
 EIS -- Lvl 2                          (603)          --      112,270          --
 EIS -- Lvl 3                            --           --       20,757          --
 EIS -- Lvl 4                        (1,508)          --      131,403          --
 EIS -- Lvl 5                        (1,045)          --      329,803          --
 EIS -- Lvl 6                          (225)          --       70,298          --
 FCE -- Lvl 2                            (4)          --       16,933          --
 FCE -- Lvl 3                            --           --       20,014          --
 FCE -- Lvl 4                          (125)          --       50,636          --
 FCE -- Lvl 5                           (76)          --      105,050          --
 FCE -- Lvl 6                          (269)          --       54,411          --
 FCG -- Lvl 1                          (466)          --        9,690          --
 FCG -- Lvl 2                          (102)          --       75,354          --
 FCG -- Lvl 3                            --           --       19,952          --

(d) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA CHOICE
  CONTRACTS(D): -- CONTINUED
 ------------------------------
 FCG -- Lvl 4                            --          --      101,565          --       42,918          --
 FCG -- Lvl 5                            --          --      275,792          --      120,360          --
 FCG -- Lvl 6                            --          --       81,209          --       36,364          --
 FCI -- Lvl 2                            --          --       35,431          --          819          --
 FCI -- Lvl 4                            --          --       23,791          --        7,482          --
 FCI -- Lvl 5                            --          --       47,901          --       24,382          --
 FCI -- Lvl 6                            --          --       20,079          --        6,108          --
 GSS -- Lvl 2                            --          --      118,847          --       55,719          --
 GSS -- Lvl 3                            --          --       20,821          --         (517)         --
 GSS -- Lvl 4                            --          --      162,839          --       47,763          --
 GSS -- Lvl 5                            --          --      283,147          --       89,678          --
 GSS -- Lvl 6                            --          --       93,677          --       28,595          --
 HYS -- Lvl 2                            --          --       89,124          --       23,351          --
 HYS -- Lvl 3                            --          --       12,240          --       12,780          --
 HYS -- Lvl 4                            --          --      103,655          --       40,191          --
 HYS -- Lvl 5                            --          --      193,244          --       85,857          --
 HYS -- Lvl 6                            --          --       78,394          --       26,510          --
 MSS -- Lvl 2                            --          --      146,285          --       16,561          --
 MSS -- Lvl 3                            --          --       40,787          --           --          --
 MSS -- Lvl 4                            --          --      122,398          --       32,851          --
 MSS -- Lvl 5                            --          --      254,040          --       64,556          --
 MSS -- Lvl 6                            --          --       53,728          --       10,890          --
 MIS -- Lvl 1                            --          --       43,799          --           --          --
 MIS -- Lvl 2                            --          --      703,016          --      129,541          --
 MIS -- Lvl 3                            --          --       77,099          --       71,234          --
 MIS -- Lvl 4                            --          --      985,524          --      250,996          --
 MIS -- Lvl 5                            --          --    2,525,259          --      907,991          --
 MIS -- Lvl 6                            --          --      683,757          --      161,102          --
 MMS -- Lvl 1                            --          --           --          --       16,332          --
 MMS -- Lvl 2                            --          --      306,512          --     (149,129)         --
 MMS -- Lvl 4                            --          --      292,278          --     (116,278)         --
 MMS -- Lvl 5                            --          --      616,692          --     (291,537)         --
 MMS -- Lvl 6                            --          --      327,632          --      (55,288)         --
 NWD -- Lvl 2                            --          --      185,101          --       43,783          --
 NWD -- Lvl 3                            --          --       73,021          --       23,410          --
 NWD -- Lvl 4                            --          --      253,686          --       80,833          --
 NWD -- Lvl 5                            --          --      628,499          --      205,769          --
 NWD -- Lvl 6                            --          --      237,581          --       56,356          --
 RES -- Lvl 2                            --          --      253,790          --       39,138          --
 RES -- Lvl 3                            --          --       93,254          --       43,435          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA CHOICE
  CONTRACTS(D): -- CONTINUED
 ------------------------------
 FCG -- Lvl 4                          (950)          --      143,533          --
 FCG -- Lvl 5                        (1,056)          --      395,096          --
 FCG -- Lvl 6                          (908)          --      116,665          --
 FCI -- Lvl 2                          (124)          --       36,126          --
 FCI -- Lvl 4                           (33)          --       31,240          --
 FCI -- Lvl 5                          (146)          --       72,137          --
 FCI -- Lvl 6                            (8)          --       26,179          --
 GSS -- Lvl 2                        (1,181)          --      173,385          --
 GSS -- Lvl 3                                         --       20,304          --
 GSS -- Lvl 4                        (1,283)          --      209,319          --
 GSS -- Lvl 5                        (1,833)          --      370,992          --
 GSS -- Lvl 6                        (1,290)          --      120,982          --
 HYS -- Lvl 2                          (343)          --      112,132          --
 HYS -- Lvl 3                            --           --       25,020          --
 HYS -- Lvl 4                          (545)          --      143,301          --
 HYS -- Lvl 5                          (848)          --      278,253          --
 HYS -- Lvl 6                          (664)          --      104,240          --
 MSS -- Lvl 2                        (2,346)          --      160,500          --
 MSS -- Lvl 3                            --           --       40,787          --
 MSS -- Lvl 4                        (9,800)          --      145,449          --
 MSS -- Lvl 5                          (333)          --      318,263          --
 MSS -- Lvl 6                            (3)          --       64,615          --
 MIS -- Lvl 1                        (2,011)          --       41,788          --
 MIS -- Lvl 2                        (7,110)          --      825,447          --
 MIS -- Lvl 3                          (723)          --      147,610          --
 MIS -- Lvl 4                       (14,239)          --    1,222,281          --
 MIS -- Lvl 5                       (22,305)          --    3,410,945          --
 MIS -- Lvl 6                        (9,155)          --      835,704          --
 MMS -- Lvl 1                            --           --       16,332          --
 MMS -- Lvl 2                        (1,130)          --      156,253          --
 MMS -- Lvl 4                       (39,479)          --      136,521          --
 MMS -- Lvl 5                          (875)          --      324,280          --
 MMS -- Lvl 6                       (68,298)          --      204,046          --
 NWD -- Lvl 2                          (181)          --      228,703          --
 NWD -- Lvl 3                            --           --       96,431          --
 NWD -- Lvl 4                        (1,188)          --      333,331          --
 NWD -- Lvl 5                        (3,423)          --      830,845          --
 NWD -- Lvl 6                       (19,034)          --      274,903          --
 RES -- Lvl 2                        (5,154)          --      287,774          --
 RES -- Lvl 3                          (566)          --      136,123          --

(d) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA CHOICE
  CONTRACTS(D): -- CONTINUED
 ------------------------------
 RES -- Lvl 4                            --          --      417,491          --       70,763          --
 RES -- Lvl 5                            --          --      823,495          --      283,061          --
 RES -- Lvl 6                            --          --      305,189          --       74,556          --
 RGS -- Lvl 2                            --          --       37,909          --        3,216          --
 RGS -- Lvl 3                            --          --       11,310          --          195          --
 RGS -- Lvl 4                            --          --       48,224          --       23,125          --
 RGS -- Lvl 5                            --          --       93,247          --       34,798          --
 RGS -- Lvl 6                            --          --       34,798          --        5,338          --
 RSS -- Lvl 2                            --          --      124,803          --       22,624          --
 RSS -- Lvl 3                            --          --       76,583          --         (736)         --
 RSS -- Lvl 4                            --          --      116,209          --       47,189          --
 RSS -- Lvl 5                            --          --      347,279          --      113,077          --
 RSS -- Lvl 6                            --          --       90,288          --       23,011          --
 SIS -- Lvl 2                            --          --       21,978          --        6,730          --
 SIS -- Lvl 3                            --          --       22,057          --        4,108          --
 SIS -- Lvl 4                            --          --       51,706          --       16,078          --
 SIS -- Lvl 5                            --          --       74,381          --       17,848          --
 SIS -- Lvl 6                            --          --       15,926          --        6,115          --
 TEC -- Lvl 1                            --          --       22,577          --           --          --
 TEC -- Lvl 2                            --          --      130,795          --       14,093          --
 TEC -- Lvl 3                            --          --       41,384          --          335          --
 TEC -- Lvl 4                            --          --      156,322          --       30,026          --
 TEC -- Lvl 5                            --          --      527,657          --      120,846          --
 TEC -- Lvl 6                            --          --      120,854          --       35,835          --
 TRS -- Lvl 2                            --          --      212,637          --        9,121          --
 TRS -- Lvl 3                            --          --       10,625          --           --          --
 TRS -- Lvl 4                            --          --      259,249          --       67,892          --
 TRS -- Lvl 5                            --          --      419,802          --      139,294          --
 TRS -- Lvl 6                            --          --      165,294          --       23,487          --
 UTS -- Lvl 2                            --          --      303,891          --       52,224          --
 UTS -- Lvl 3                            --          --       89,955          --        5,849          --
 UTS -- Lvl 4                            --          --      375,532          --      122,159          --
 UTS -- Lvl 5                            --          --      729,834          --      269,079          --
 UTS -- Lvl 6                            --          --      180,195          --       66,053          --
 GAA -- Lvl 2                            --          --       10,571          --        1,849          --
 GAA -- Lvl 3                            --          --           --          --        9,347          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA CHOICE
  CONTRACTS(D): -- CONTINUED
 ------------------------------
 RES -- Lvl 4                       (13,689)          --      474,565          --
 RES -- Lvl 5                        (8,600)          --    1,097,956          --
 RES -- Lvl 6                        (2,275)          --      377,470          --
 RGS -- Lvl 2                           (28)          --       41,097          --
 RGS -- Lvl 3                            --           --       11,505          --
 RGS -- Lvl 4                        (1,187)          --       70,162          --
 RGS -- Lvl 5                          (245)          --      127,800          --
 RGS -- Lvl 6                           (25)          --       40,111          --
 RSS -- Lvl 2                          (116)          --      147,311          --
 RSS -- Lvl 3                            --           --       75,847          --
 RSS -- Lvl 4                        (2,948)          --      160,450          --
 RSS -- Lvl 5                          (988)          --      459,368          --
 RSS -- Lvl 6                          (250)          --      113,049          --
 SIS -- Lvl 2                          (247)          --       28,461          --
 SIS -- Lvl 3                            --           --       26,165          --
 SIS -- Lvl 4                        (2,392)          --       65,392          --
 SIS -- Lvl 5                          (272)          --       91,957          --
 SIS -- Lvl 6                           (31)          --       22,010          --
 TEC -- Lvl 1                        (1,037)          --       21,540          --
 TEC -- Lvl 2                        (3,684)          --      141,204          --
 TEC -- Lvl 3                            --           --       41,719          --
 TEC -- Lvl 4                        (2,537)          --      183,811          --
 TEC -- Lvl 5                        (3,791)          --      644,712          --
 TEC -- Lvl 6                          (475)          --      156,214          --
 TRS -- Lvl 2                        (2,388)          --      219,370          --
 TRS -- Lvl 3                            --           --       10,625          --
 TRS -- Lvl 4                        (1,412)          --      325,729          --
 TRS -- Lvl 5                        (2,599)          --      556,497          --
 TRS -- Lvl 6                          (759)          --      188,022          --
 UTS -- Lvl 2                        (7,198)          --      348,917          --
 UTS -- Lvl 3                          (140)          --       95,664          --
 UTS -- Lvl 4                       (10,307)          --      487,384          --
 UTS -- Lvl 5                       (13,615)          --      985,298          --
 UTS -- Lvl 6                          (477)          --      245,771          --
 GAA -- Lvl 2                        (1,146)          --       11,274          --
 GAA -- Lvl 3                            --           --        9,347          --

(d) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA CHOICE CONTRACTS:
  -- CONTINUED
 ------------------------------
 GAA -- Lvl 4(d)                         --          --       11,101          --        4,672          --
 GAA -- Lvl 5(d)                         --          --       14,445          --       24,446          --
 GAA -- Lvl 6(d)                         --          --        1,888          --        1,907          --
 GGS -- Lvl 2(d)                         --          --        7,670          --        2,666          --
 GGS -- Lvl 3(d)                         --          --           --          --       12,317          --
 GGS -- Lvl 4(d)                         --          --        9,238          --        3,436          --
 GGS -- Lvl 5(d)                         --          --       36,690          --       17,619          --
 GGS -- Lvl 6(d)                         --          --       22,072          --       11,437          --
 GGR -- Lvl 2(d)                         --          --      140,567          --       14,818          --
 GGR -- Lvl 3(d)                         --          --           --          --        4,465          --
 GGR -- Lvl 4(d)                         --          --      168,573          --       34,209          --
 GGR -- Lvl 5(d)                         --          --      268,257          --      109,191          --
 GGR -- Lvl 6(d)                         --          --       61,081          --       30,008          --
 GTR -- Lvl 2(d)                         --          --        8,505          --       (1,666)         --
 GTR -- Lvl 4(d)                         --          --       19,659          --        5,942          --
 GTR -- Lvl 5(d)                         --          --       15,161          --        5,747          --
 GTR -- Lvl 6(d)                         --          --        3,943          --        1,316          --
 SGS -- Lvl 2(d)                         --          --      115,884          --       19,600          --
 SGS -- Lvl 3(d)                         --          --       20,225          --        5,282          --
 SGS -- Lvl 4(d)                         --          --      206,951          --       56,747          --
 SGS -- Lvl 5(d)                         --          --      485,291          --      119,296          --
 SGS -- Lvl 6(d)                         --          --      123,420          --       12,846          --
 GTS -- Lvl 2(b)                         --          --        7,143          --        3,972          --
 GTS -- Lvl 3(b)                         --          --        9,402          --           --          --
 GTS -- Lvl 4(b)                         --          --        2,002          --        1,543          --
 GTS -- Lvl 5(b)                         --          --       12,754          --        1,762          --
 GTS -- Lvl 6(b)                         --          --        1,836          --          257          --
 MCS -- Lvl 2(b)                         --          --       18,044          --       16,264          --
 MCS -- Lvl 3(b)                         --          --       14,934          --       17,946          --
 MCS -- Lvl 4(b)                         --          --      112,179          --       23,357          --
 MCS -- Lvl 5(b)                         --          --      240,449          --       17,519          --
 MCS -- Lvl 6(b)                         --          --       39,602          --        4,746          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA CHOICE CONTRACTS:
  -- CONTINUED
 ------------------------------
 GAA -- Lvl 4(d)                       (298)          --       15,475          --
 GAA -- Lvl 5(d)                        (65)          --       38,826          --
 GAA -- Lvl 6(d)                        (35)          --        3,760          --
 GGS -- Lvl 2(d)                        (22)          --       10,314          --
 GGS -- Lvl 3(d)                         --           --       12,317          --
 GGS -- Lvl 4(d)                         (2)          --       12,672          --
 GGS -- Lvl 5(d)                        (78)          --       54,231          --
 GGS -- Lvl 6(d)                       (248)          --       33,261          --
 GGR -- Lvl 2(d)                       (228)          --      155,157          --
 GGR -- Lvl 3(d)                       (111)          --        4,354          --
 GGR -- Lvl 4(d)                       (798)          --      201,984          --
 GGR -- Lvl 5(d)                       (789)          --      376,659          --
 GGR -- Lvl 6(d)                     (2,487)          --       88,602          --
 GTR -- Lvl 2(d)                       (524)          --        6,315          --
 GTR -- Lvl 4(d)                         --           --       25,601          --
 GTR -- Lvl 5(d)                        (46)          --       20,862          --
 GTR -- Lvl 6(d)                         (4)          --        5,255          --
 SGS -- Lvl 2(d)                       (188)          --      135,296          --
 SGS -- Lvl 3(d)                         --           --       25,507          --
 SGS -- Lvl 4(d)                     (1,746)          --      261,952          --
 SGS -- Lvl 5(d)                     (4,897)          --      599,690          --
 SGS -- Lvl 6(d)                       (173)          --      136,093          --
 GTS -- Lvl 2(b)                         (8)          --       11,107          --
 GTS -- Lvl 3(b)                         --           --        9,402          --
 GTS -- Lvl 4(b)                        (12)          --        3,533          --
 GTS -- Lvl 5(b)                         --           --       14,516          --
 GTS -- Lvl 6(b)                                      --        2,093          --
 MCS -- Lvl 2(b)                        (26)          --       34,282          --
 MCS -- Lvl 3(b)                         --           --       32,880          --
 MCS -- Lvl 4(b)                       (247)          --      135,289          --
 MCS -- Lvl 5(b)                       (469)          --      257,499          --
 MCS -- Lvl 6(b)                        (10)          --       44,338          --

(b) For the period September 11, 2000 (commencement of operations) through December 31, 2000.
(d) For the period July 17, 2000 (commencement of operations) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                      Units Transferred
                                                                                    Between Sub-Accounts
                                                                                             and
                                    Units Outstanding                                Fixed Accumulation
                                    Beginning of Year         Units Purchased              Account
                                 -----------------------  -----------------------  -----------------------
                                       Year Ended               Year Ended               Year Ended
                                      December 31,             December 31,             December 31,
                                    2000        1999         2000        1999         2000        1999
                                 ----------  -----------  ----------  -----------  ----------  -----------
 MFS REGATTA FLEX 4
 CONTRACTS(D):
 ------------------------------
 CAS -- Lvl 5                            --          --        3,309          --           --          --
 COS -- Lvl 3                            --          --          528          --           --          --
 COS -- Lvl 5                            --          --          404          --           --          --
 MIT -- Lvl 3                            --          --          484          --           --          --
 MIT -- Lvl 4                            --          --          309          --           --          --
 MIT -- Lvl 5                            --          --        7,185          --          (29)         --
 EGS -- Lvl 5                            --          --        5,222          --           13          --
 EIS -- Lvl 4                            --          --          707          --           --          --
 EIS -- Lvl 5                            --          --        1,998          --           --          --
 FCI -- Lvl 5                            --          --        2,079          --           --          --
 GSS -- Lvl 5                            --          --        4,857          --           --          --
 HYS -- Lvl 5                            --          --        2,068          --           --          --
 MIS -- Lvl 3                            --          --          526          --           --          --
 MIS -- Lvl 4                            --          --        1,172          --           --          --
 MIS -- Lvl 5                            --          --        5,967          --           --          --
 MMS -- Lvl 5                            --          --        9,973          --           --          --
 NWD -- Lvl 4                            --          --          164          --           --          --
 NWD -- Lvl 5                            --          --        2,248          --           --          --
 RSS -- Lvl 4                            --          --          314          --           --          --
 TRS -- Lvl 3                            --          --          453          --           --          --
 TRS -- Lvl 4                            --          --          289          --           --          --
 TRS -- Lvl 5                            --          --          376          --           --          --
 UTS -- Lvl 5                            --          --        2,091          --           --          --
 GGR -- Lvl 5                            --          --        1,747          --           --          --
 MCS -- Lvl 4                            --          --          169          --           --          --
 MCS -- Lvl 5                            --          --        2,273          --           --          --


                                     Units Withdrawn,
                                     Surrendered, and         Units Outstanding
                                        Annuitized               End of Year
                                 ------------------------  -----------------------
                                        Year Ended               Year Ended
                                       December 31,             December 31,
                                    2000         1999         2000        1999
                                 ----------  ------------  ----------  -----------
 MFS REGATTA FLEX 4
 CONTRACTS(D):
 ------------------------------
 CAS -- Lvl 5                            --           --        3,309          --
 COS -- Lvl 3                            --           --          528          --
 COS -- Lvl 5                            --           --          404          --
 MIT -- Lvl 3                            --           --          484          --
 MIT -- Lvl 4                            --           --          309          --
 MIT -- Lvl 5                        (2,707)          --        4,449          --
 EGS -- Lvl 5                        (2,989)          --        2,246          --
 EIS -- Lvl 4                            --           --          707          --
 EIS -- Lvl 5                            --           --        1,998          --
 FCI -- Lvl 5                            --           --        2,079          --
 GSS -- Lvl 5                            --           --        4,857          --
 HYS -- Lvl 5                            --           --        2,068          --
 MIS -- Lvl 3                            --           --          526          --
 MIS -- Lvl 4                            --           --        1,172          --
 MIS -- Lvl 5                        (2,905)          --        3,062          --
 MMS -- Lvl 5                            --           --        9,973          --
 NWD -- Lvl 4                            --           --          164          --
 NWD -- Lvl 5                            --           --        2,248          --
 RSS -- Lvl 4                            --           --          314          --
 TRS -- Lvl 3                            --           --          453          --
 TRS -- Lvl 4                            --           --          289          --
 TRS -- Lvl 5                            --           --          376          --
 UTS -- Lvl 5                            --           --        2,091          --
 GGR -- Lvl 5                            --           --        1,747          --
 MCS -- Lvl 4                            --           --          169          --
 MCS -- Lvl 5                            --           --        2,273          --

(d) For the period July 17, 2000 (commencement of operations of Sub-Account) through December 31, 2000.

REGATTA, REGATTA GOLD, REGATTA CLASSIC, REGATTA PLATINUM, REGATTA EXTRA, REGATTA ACCESS, REGATTA CHOICE AND REGATTA FLEX 4 SUB-ACCOUNTS INCLUDED IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS -- continued
(6) INVESTMENT PURCHASES AND SALES
The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-account for the year ended December 31, 2000:

                                  Purchases       Sales
                                 ------------  ------------
 Bond Series                     $ 33,632,565  $ 13,754,085
 Capital Appreciation Series      562,619,665   404,615,495
 Capital Opportunities Series     419,737,910    59,298,268
 Massachusetts Investors Trust
  Series                          508,194,209   335,636,379
 Emerging Growth Series           545,680,643   174,185,082
 Equity Income Series              74,059,542    11,874,492
 Foreign & Colonial Emerging
  Markets Equity Series            28,395,278    19,608,577
 International Growth Series       95,478,081    36,665,018
 International Growth and
  Income Series                    62,032,025    53,493,994
 Government Securities Series     155,577,929   142,112,893
 High Yield Series                119,092,228   100,905,968
 Managed Sectors Series           268,535,843   127,174,981
 Massachusetts Investors Growth
  Stock Series                    543,302,772    59,635,661
 Money Market Series              656,783,037   704,416,907
 New Discovery Series             185,396,814    29,303,100
 Research Series                  291,633,131   142,562,970
 Research Growth and Income
  Series                           31,308,371    18,581,040
 Research International Series     70,317,279    10,780,660
 Strategic Income Series           19,871,978     6,293,880
 Technology Series                 40,585,417     1,089,248
 Total Return Series              301,835,314   437,583,044
 Utilities Series                 231,613,073    36,501,474
 Global Asset Allocation Series    18,429,086    18,697,962
 Global Governments Series         12,079,510    21,940,086
 Global Growth Series             163,143,308    74,146,265
 Global Total Return Series        16,757,678    16,807,198
 Strategic Growth Series          102,644,183    12,683,045
 Global Telecommunications
  Series                            1,711,691        27,491
 Mid Cap Growth Series             28,308,403       698,854

INDEPENDENT AUDITORS' REPORT

To the Participants in Regatta, Regatta Gold, Regatta Classic, Regatta Platinum,
 Regatta Extra, Regatta Access, Regatta Choice and Regatta Flex 4 Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of Bond Sub-Account, Capital Appreciation Sub-Account, Capital Opportunities Sub-Account, Massachusetts Investors Trust Sub-Account, Emerging Growth Sub-Account, Equity Income Sub-Account, Foreign & Colonial Emerging Markets Equity Sub-Account, International Growth Sub-Account, International Growth and Income Sub-Account, Government Securities Sub-Account, High Yield Sub-Account, Managed Sectors Sub-Account, Massachusetts Investors Growth Stock Sub-Account, Money Market Sub-Account, New Discovery Sub-Account, Research Sub-Account, Research Growth and Income Sub-Account, Research International Sub-Account, Strategic Income Sub-Account, Technology Series Sub-Account, Total Return Sub-Account, Utilities Sub-Account, Global Asset Allocation Sub-Account, Global Governments Sub-Account, Global Growth Sub-Account, Global Total Return Sub-Account, Strategic Growth Sub-Account, Global Telecommunications Sub-Account and Mid Cap Growth Sub-Account of Sun Life of Canada (U.S.) Variable Account F (the "Sub-Accounts") as of December 31, 2000, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2000 and the results of their operations and the changes in their net assets for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                        CONSOLIDATED STATEMENTS OF INCOME
                                  (in millions)

              For the years ended December 31, 2000, 1999 and 1998

                                                                      2000                1999              1998
                                                                ---------------     ---------------    ---------------
Revenues
  Premiums and annuity considerations                             $      44.8         $     45.1         $     203.3
  Net investment income                                                 287.7              365.0               455.9
  Net realized investment gains (losses)                                (19.9)               2.3                 8.4
  Fee and other income                                                  297.8              217.5               179.1
                                                                ---------------     ---------------    ---------------

Total revenues                                                          610.4              629.9               846.7
                                                                ---------------     ---------------    ---------------

Benefits and expenses
  Policyowner benefits                                                  338.3              334.9               588.1
  Other operating expenses                                              164.9              101.1               100.0
  Amortization of deferred policy acquisition costs                     123.8               67.8                88.8
                                                                ---------------     ---------------    ---------------

Total benefits and expenses                                             627.0              503.8               776.9
                                                                ---------------     ---------------    ---------------

Income (loss) from operations                                           (16.6)             126.1                69.8

    Interest expense                                                     44.7               43.3                44.9
                                                                ---------------     ---------------    ---------------

Income (loss) before income tax expense and discontinued
operations                                                              (61.3)              82.8                24.9
                                                                ---------------     ---------------    ---------------

Income tax expense (benefit):
    Federal                                                             (61.7)              28.8                10.9
    State                                                                (2.1)               0.3                (0.1)
                                                                ---------------     ---------------    ---------------

    Income tax expense (benefit)                                        (63.8)              29.1                10.8
                                                                ---------------     ---------------    ---------------

Net income from continuing operations                                     2.5               53.7                14.1

Net loss on disposal of subsidiaries, after tax                             -              (12.3)                  -

Discontinued operations                                                     -                1.0                 0.1
                                                                ---------------     ---------------    ---------------

Net income                                                        $       2.5         $     42.4         $      14.2
                                                                ===============     ===============    ===============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                           CONSOLIDATED BALANCE SHEETS
                       (in millions except per share data)

                           December 31, 2000 and 1999


                                ASSETS                                        2000                   1999
                                                                         ----------------      ----------------
Investments
  Available-for-sale fixed maturities at fair value (amortized cost
  of $2,454.5 and $2,685.4 in 2000 and 1999, respectively)                 $    2,501.4           $    2,677.3
  Trading fixed maturities at fair value (amortized cost of $635.5 and
  $1.0 in 2000 and 1999, respectively)                                            648.2                    1.0
  Held-to-maturity fixed maturities at amortized cost                             600.0                      -
  Short-term investments                                                          112.1                  177.2
  Mortgage loans                                                                  846.4                  931.4
  Real estate                                                                      77.7                   95.1
  Policy loans                                                                     41.5                   40.7
  Other invested assets                                                            74.6                   67.9
                                                                         ----------------      ----------------
Total investments                                                               4,901.9                3,990.6

Cash and cash equivalents                                                         390.0                  550.3
Accrued investment income                                                          64.9                   50.5
Deferred policy acquisition costs                                                 762.0                  686.3
Outstanding premiums                                                                3.0                    2.7
Other assets                                                                       61.7                   81.2
Separate account assets                                                        17,874.2               16,123.3
                                                                         ----------------      ----------------

Total assets                                                               $   24,057.7           $   21,484.9
                                                                         ================      ================

                              LIABILITIES

Future contract and policy benefits                                        $      714.7           $      729.3
Contractholder deposit funds and other policy liabilities                       3,313.0                3,144.8
Unearned revenue                                                                    4.5                    7.1
Accrued expenses and taxes                                                         52.7                   98.8
Deferred federal income taxes                                                      41.4                   77.7
Long-term debt payable to affiliates                                              565.0                  565.0
Partnership Capital Securities                                                    607.8                      -
Other liabilities                                                                 123.2                   67.7
Separate account liabilities                                                   17,874.2               16,123.3
                                                                         ----------------      ----------------

Total liabilities                                                              23,296.5               20,813.7
                                                                         ----------------      ----------------

Commitments and contingencies - Note 15

                         STOCKHOLDER'S EQUITY

Common stock, $1,000 par value -  10,000 shares authorized; 6,437 and
  5,900 shares issued and outstanding in 2000 and 1999, respectively       $        6.4           $        5.9
Additional paid-in capital                                                        264.9                  199.4
Accumulated other comprehensive income                                             38.6                    7.1
Retained earnings                                                                 451.3                  458.8
                                                                         ----------------      ----------------

Total stockholder's equity                                                        761.2                  671.2
                                                                         ----------------      ----------------

Total liabilities and stockholder's equity                                 $   24,057.7           $   21,484.9
                                                                         ================      ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (in millions)

              For the years ended December 31, 2000, 1999, and 1998


                                                                              2000           1999            1998

Net income                                                                 $     2.5       $     42.4      $    14.2

                                                                         -------------   -------------   -------------
Other comprehensive income
  Net unrealized holding gains (losses) on available-for-sale
    securities, net of tax                                                      31.4            (68.6)          (4.3)
  Other                                                                          0.1             (0.2)             -
                                                                         -------------   -------------   --------------
                                                                                31.5            (68.8)          (4.3)
                                                                         -------------   -------------   --------------

Comprehensive income                                                       $    34.0       $    (26.4)     $     9.9
                                                                         =============   =============   ==============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (in millions)

              For the years ended December 31, 2000, 1999, and 1998


                                                                         ACCUMULATED
                                                        ADDITIONAL          OTHER                               TOTAL
                                      COMMON STOCK       PAID-IN        COMPREHENSIVE       RETAINED        STOCKHOLDER'S
                                                         CAPITAL            INCOME          EARNINGS           EQUITY
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1997           $        5.9     $      199.4     $         80.2     $     532.2      $       817.7

   Net income                                                                                      14.2               14.2
   Other comprehensive income                                                      (4.3)                              (4.3)
   Dividends to stockholder                                                                       (50.0)             (50.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1998                    5.9            199.4               75.9           496.4              777.6

   Net income                                                                                      42.4               42.4
   Other comprehensive income                                                     (68.8)                             (68.8)
   Dividends to stockholder                                                                       (80.0)             (80.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1999                    5.9            199.4                7.1           458.8              671.2

   Net income                                                                                       2.5                2.5
   Other comprehensive income                                                      31.5                               31.5
   Common shares issued                         0.5                                                                    0.5
    Additional paid-in-capital                                  65.5                                                  65.5
   Dividends to stockholder                                                                       (10.0)             (10.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 2000           $        6.4     $      264.9     $         38.6     $     451.3      $       761.2
                                     ===============  ===============  =================  ==============   ================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (in millions)

              For the years ended December 31, 2000, 1999 and 1998



                                                                             2000                 1999               1998
                                                                        ----------------     ----------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income from continuing operations                                       $    2.5            $    53.7           $    14.1
Adjustments to reconcile net income to net cash provided by
operating activities:
  Amortization of  discount and premiums                                        (0.8)                (0.5)                0.2
  Depreciation and amortization                                                  2.8                  3.7                 2.2
  Net realized (gains) losses on investments                                    19.9                 (2.3)               (8.4)
  Net unrealized gains on trading fixed maturities                             (12.7)                   -                   -
  Interest credited to contractholder deposits                                 195.5                216.4               238.7
  Deferred federal income taxes                                                (53.1)                14.5                (8.6)
  Cash dividends from subsidiaries                                                 -                 19.3                   -
Changes in assets and liabilities:
  Deferred acquisition costs                                                   (83.0)               (88.4)              208.7
  Accrued investment income                                                     (5.7)                11.4                31.1
  Other assets                                                                  15.0                (75.3)               78.5
  Future contract and policy benefits                                          (14.5)                (7.5)           (1,124.0)
   Other, net                                                                   38.7                 72.3               896.6
                                                                         ----------------     ----------------    -------------
Net cash provided by operating activities                                      104.6                217.3               329.1
                                                                         ----------------     ----------------    -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales, maturities and repayments of:
       Available-for-sale fixed maturities                                   1,001.9              1,240.9             1,665.6
       Trading fixed maturities                                                186.9                    -                   -
       Subsidiaries                                                                -                 57.5                 0.6
       Other invested assets                                                       -                    -                 0.9
       Mortgage loans                                                          208.5                385.7               316.9
       Real estate                                                              36.0                  2.8                 6.0
  Purchases of:
       Available-for-sale fixed maturities                                    (738.3)              (615.2)           (1,346.7)
       Trading fixed maturities                                               (821.3)                   -                   -
       Equity securities                                                           -                    -                (0.2)
       Other invested assets                                                    (2.2)                (7.4)              (11.4)
       Mortgage loans                                                         (121.9)              (344.9)             (123.0)
       Real estate                                                             (15.0)                (1.6)               (1.1)
  Changes in other investing activities, net                                     2.8                  3.1               (14.4)
  Net change in policy loans                                                    (0.8)                 1.9                (1.6)
  Net change in short-term investments                                          34.9                155.9               (38.2)
                                                                         ----------------    ----------------    -------------
Net cash provided by (used in) investing activities                           (228.5)               878.7               453.4
                                                                         ----------------    ----------------    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Deposits to contractholder deposit funds                                   1,962.3              1,536.8               910.8
  Withdrawals from contractholder deposit funds                             (1,988.7)            (2,267.2)           (1,803.2)
  Repayment of long-term debt and borrowed funds                                   -                    -              (110.1)
  Dividends paid to stockholder                                                (10.0)               (80.0)              (50.0)
                                                                         ----------------    ----------------    -------------
Net cash provided by (used in) financing activities                            (36.4)              (810.4)          (1,052.5)
                                                                         ----------------    ----------------    -------------
Net change in cash and cash equivalents                                       (160.3)               285.6              (270.0)
  Cash and cash equivalents, beginning of year                                 550.3                264.7               534.7
                                                                         ----------------    ----------------    -------------
  Cash and cash equivalents, end of year                                    $  390.0            $   550.3           $   264.7
                                                                         ================    ================    =============
SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                             $   43.3            $    43.3           $    40.5
  Income taxes paid                                                             63.7                  5.5                50.6

NON-CASH TRANSACTION
On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its 100% ownership in Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     GENERAL

     Sun Life Assurance Company of Canada (U.S.) (the "Company") was incorporated in 1970 as a life insurance company domiciled in the state of Delaware. As of December 31, 2000, the Company was licensed in 48 states and certain other territories. Effective January 31, 2001, the Company became authorized to do business in 49 states. In addition, the Company's wholly-owned insurance subsidiary, Sun Life Insurance and Annuity Company of New York, is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts, group life and disability insurance, and other asset management services.

     The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Sun Life Assurance Company of Canada is a life insurance company domiciled in Canada which reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("SLC"), is now the ultimate parent of Sun Life Assurance Company of Canada and the Company.

     BASIS OF PRESENTATION

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

     For the year ended December 31, 1999, the Company filed its Annual Report on Form 10-K using audited statutory financial statements prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than GAAP. During 2000 the Company changed its basis of accounting to GAAP and has restated the financial statements for the prior years ended December 31, 1999 and 1998 to conform with GAAP. See
     Note 13 for a reconciliation of statutory surplus to GAAP equity and statutory net income to GAAP net income.

     The consolidated financial statements include the accounts of the Company and its subsidiaries. The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York, Sun Life of Canada (U.S.) Distributors, Inc., Sun Life Financial Services Limited, Sun Benefit Services Company, Inc., Sun Capital Advisers, Inc., Sun Life Finance Corporation, Sun Financial Group Advisers, Inc., Sun Life of Canada (U.S.) SPE 97-1, Inc., Sun Life of Canada (U.S.) Holdings General Partner, Inc., and Clarendon Insurance Agency, Inc. The results are also consolidated with Sun Life of Canada Funding, LLC, which is owned by a trust sponsored by the Company and Sun Life of Canada (U.S.) Limited Partnership I, for which
     Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner. All significant intercompany transactions have been eliminated in consolidation.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     Sun Life Insurance and Annuity Company of New York is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in its state of domicile, New York. Sun Life of Canada (U.S.) Distributors, Inc. is a registered investment adviser and broker-dealer. Sun Life Financial Services Limited serves as the marketing administrator for the distribution of the offshore products of Sun Life Assurance Company of Canada (Bermuda), an affiliate. Sun Capital Advisers, Inc. is a registered investment adviser. Sun Life of Canada (U.S.) SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner of Sun Life of Canada (U.S.) Limited Partnership I. Clarendon Insurance Agency, Inc. is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates.
     Sun Benefit Services Company, Inc., Sun Life Finance Corporation and
     Sun Financial Group Advisers, Inc. are currently inactive. Sun Life of Canada Funding, LLC. was organized for the purpose of engaging in activities incidental to establishing the new guaranteed investment products of the Company. Sun Life of Canada (U.S.) Limited Partnership I was established to purchase subordinated debentures issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., and to issue Partnership Capital Securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I.

     In June 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. Sun Life Information Services Ireland, Limited provides information systems development services to Sun Life Assurance Company of Canada and its subsidiaries.

     During 1999, the Company sold two of its subsidiaries, Massachusetts Casualty Insurance Company ("MCIC") (sold February 1999) and New London Trust F.S.B. ("NLT") (sold October 1999). MCIC is a life insurance company that issues only individual disability income policies. NLT is a federally chartered savings bank, which grants commercial, residential real estate and installment loans. The results of operations of MCIC and NLT are reported as discontinued operations.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs, investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

     RECLASSIFICATIONS

     Certain amounts in the prior years' financial statements have been reclassified to conform to the 2000 presentation.

     FINANCIAL INSTRUMENTS

     In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short-term bank participations. All such investments have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     INVESTMENTS

     The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity, trading, or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums, and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Securities that do not meet this criterion are classified as available-for-sale. Available-for-sale securities are carried at aggregate fair value with changes in unrealized gains or losses reported net of policyholder related amounts and of deferred income taxes in a separate component of other comprehensive income. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis. The Company's accounting policy for impairment requires recognition of an other than temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for additional impairment, if necessary.

     Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

     Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

     Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

     Other invested assets consist primarily of leveraged leases and tax credit partnerships.

     The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk.

     Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other than temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

     Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):


     DEFERRED POLICY ACQUISITION COSTS

     Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized; generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

     OTHER ASSETS

     Property, equipment, leasehold improvements and capitalized software costs which are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Reinsurance receivables from reinsurance ceded are also included in other assets.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 4.5% to 5.5% for life insurance and 6.0% to 11.3% for annuities. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon both the Company and its affiliates' experience and industry standards. Estimated liabilities are established for group life and health policies that contain experience-rating provisions.

     Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities and guaranteed investment contracts. The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

     Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

     REVENUE AND EXPENSES

     Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group life and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

     Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, benefits include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     INCOME TAXES

     The Company and its subsidiaries participate in a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments, and are generally not chargeable with liabilities that arise from any other business of the Company.

     SEPARATE ACCOUNTS

     The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the contractholder.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", which establishes accounting and reporting standards for derivative instruments. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value will be recognized in earnings.

     In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133." SFAS No. 137 delays the effective date of SFAS No. 133 for all fiscal quarters until fiscal years beginning after June 15, 2000.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", which amended SFAS No. 133. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     Initial application of SFAS No. 133, as amended, for the Company will begin January 1, 2001. The Company estimates that at January 1, 2001, it will record $8,600,000 as a cumulative transition adjustment that will increase earnings relating to derivatives not designated as hedges prior to adoption of SFAS 133.

     On January 1, 1999, the Company adopted AICPA SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." This SOP provides guidance for determining whether costs of software developed or obtained for internal use should be capitalized or expensed as incurred. In the past, the Company has expensed such costs as they were incurred. The adoption of SOP 98-1, resulted in an increase in pre-tax income of $6,232,000 for the year ended December 31, 1999.

     In July 2000, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Certain Investments". This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the consensus provisions are not expected to have a material impact on the Company's financial condition or results of operations.

     In September 2000, the FASB issued SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" which replaces SFAS No. 125, "Accounting for Transfers and Services of Financial Assets and Extinguishment of Liabilities". This standard revises the methods for accounting for securitizations and other transfers of financial assets and collateral as outlined in SFAS No. 125, and requires certain additional disclosures. For transfers and servicing of financial assets and Extinguishment of liabilities, this standard will be effective for the Company's June 30, 2001 unaudited financial statements. However, for disclosures regarding securitizations and collateral, as well as recognition and reclassification of collateral, this standard will be effective for the Company's December 31, 2000 financial statements. The Company is currently evaluating the financial statement impact of the adoption of this standard, however, it does not expect the adoption of this standard to have a material effect on its financial position or results of operations.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


2.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES

     Effective October 1, 1998, the Company terminated a reinsurance agreement with Sun Life Assurance Company of Canada resulting in a decrease in income from operations to the Company of approximately $64,000,000 in 1998.

     On February 11, 1999, two notes previously issued to the Company by Massachusetts Financial Services Company ("MFS"), an affiliate, were combined into a new note with a February 11, 2000 maturity date. The original notes were each issued for $110,000,000. One note was issued on February 11, 1998 at an interest rate of 6.0% and a due date of February 11, 1999. The other note was issued on December 22, 1998 at an interest rate of 5.55% and a due date of February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six-month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21,1999.

     On December 31, 1998, the Company had an additional $20,000,000 investment in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21, 1999.

     On January 14, 2000, the Company purchased $200,000,000 of notes from MFS. On November 1, 2000, MFS repaid $100,000,000 of these notes.

     On February 5, 1999, the Company sold MCIC to an unaffiliated company. The net proceeds of this sale were $33,965,000. The Company realized a loss of $25,465,000 net of a $14,482,000 tax benefit.

     On October 29, 1999, the Company sold NLT to an unaffiliated company for $30,254,000. The Company realized a gain of $13,170,000 after taxes of $10,186,000.

     On December 22, 1999, the Company acquired twenty-eight mortgages from Sun Life Assurance Company of Canada for a total cost of $118,092,000.

     On June 27, 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. The Company realized a pretax gain of $451,000 on the sale.

     On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its ownership in all 200 shares issued and outstanding of Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

     As a result of the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. on December 21, 2000, and its ownership interest in Sun Life of Canada (U.S.) Limited Partnership I, the Company became the owner of a $600,000,000 8.526% subordinated debenture due May 6, 2027 issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc. The Company also assumed the liability of the partnership capital securities issued to Sun Life of Canada (U.S.) Capital Trust I, a Delaware business Trust sponsored by the Company's parent. Partnership capital securities issued of $600,010,000 accrue interest at 8.526% and have no scheduled maturity date. These partnership capital securities, which represent the limited partner interest of Sun Life (U.S.) Limited Partnership I, may be redeemed on or after May 6, 2027. The Company is accounting for the acquisition of Sun Life of Canada (U.S.) General Partner, Inc. using the purchase method of accounting. The attached proforma statements of income for the years ended December 31, 2000 and 1999 illustrate the Company's results of operations as if the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. took place at the beginning of the year, respectively.

                                                                    Proforma            Proforma
                                                                      2000                1999
                                                                ---------------     --------------
Revenues
  Premiums and annuity considerations                             $      44.8         $     45.1
  Net investment income                                                 338.8              419.8
  Net realized investment gains (losses)                                (19.9)               2.3
  Fee and other income                                                  297.9              217.5
                                                                ---------------     --------------

Total revenues                                                          661.6              684.7
                                                                ---------------     --------------

Benefits and expenses
  Policyowner benefits                                                  338.3              334.9
  Other operating expenses                                              164.9              101.1
  Amortization of deferred policy acquisition costs                     123.8               67.8
                                                                ---------------     --------------

Total benefits and expenses                                             627.0              503.8
                                                                ---------------     --------------

Income (loss) from operations                                            34.6              180.9

    Interest expense                                                     94.5               94.5
                                                                ---------------     --------------

Income (loss) before income tax expense and discontinued
operations                                                              (59.9)              86.4
                                                                ---------------     --------------

Income tax expense (benefit):
    Federal                                                             (61.7)              30.0
    State                                                                (2.1)               0.4
                                                                ---------------     --------------

    Income tax expense (benefit)                                        (63.8)              30.4
                                                                ---------------     --------------

Net income from continuing operations                                     3.9               56.0

Net loss on disposal of subsidiaries, after tax                             -              (12.3)

Discontinued operations                                                     -                1.0
                                                                ---------------     --------------

Net income                                                        $       3.9         $     44.7
                                                                ===============     ==============

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


2.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

     Dividends in the amounts of $10,000,000, $80,000,000, and $50,000,000, were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2000, 1999, and 1998, respectively. The Company and its subsidiaries have management services agreements with Sun Life Assurance Company of Canada which provide that Sun Life Assurance Company of Canada will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $31,857,416 in 2000, $30,745,000 in 1999, and $17,381,000 in 1998.

     As more fully described in Note 7, the Company has been involved in several reinsurance transactions with Sun Life Assurance Company of Canada.

     The Company has accrued $4,259,000 for unpaid interest on surplus notes at December 31, 2000 and 1999, respectively. The Company expensed $43,266,000, $43,266,000, and $44,903,000 for interest on surplus notes and notes payable for the years ended December 31, 2000, 1999 and 1998, respectively.

     On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its $350,000,000 Sun Life Assurance Company of Canada subordinated note to Sun Canada Financial Co., an affiliate, in the form of additional capitalization. On the same day, Sun Canada Financial Co. transferred its ownership in the Company's surplus notes totaling $315,000,000 to Sun Life of Canada (U.S.) Holdings, Inc. in the form of a dividend. As a result, the Company had $565,000,000 of surplus notes issued to its parent, Sun Life of Canada (U.S.) Holdings Inc., as of December 31, 2000. The following table lists the details of the surplus notes outstanding (in 000's):


                                                       MATURITY    PRINCIPAL    RATE
                                                      ----------------------------------
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/07     $150,000    6.625%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/15      150,000    7.250%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/15        7,500    6.125%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/07        7,500    5.750%
            Sun Life of Canada (U.S.) Holdings, Inc.   11/06/27      250,000    8.625%
                                                                   ------------
                                                Total               $565,000
                                                                   ============

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair value of fixed maturities were as follows (in 000's):


                                                                                 DECEMBER 31, 2000
                                                                                 GROSS          GROSS       ESTIMATED
                                                                AMORTIZED      UNREALIZED    UNREALIZED       FAIR
                                                                   COST          GAINS         LOSSES         VALUE
                                                              --------------------------------------------------------
     Available-for-sale fixed maturities:
       United States treasury securities, U.S. Government
         and agency securities                                  $    183,733     $    8,286    $      (68)     $ 191,951
       States, provinces and political subdivisions                   22,515            653             -         23,168
       Mortgage-backed securities                                    123,113          2,132          (317)       124,928
       Public utilities                                              286,744         12,805        (5,914)       293,635
       Transportation                                                245,675         13,406        (3,821)       255,260
       Finance                                                       299,440          8,141        (5,761)       301,820
       Corporate                                                   1,293,302         52,597       (35,271)     1,310,628
                                                              ------------------------------------------------------------
     Total available-for-sale fixed maturities                  $  2,454,522     $   98,020    $  (51,152)   $ 2,501,390
                                                              ============================================================
     Trading fixed maturities:
       United States treasury securities, U.S. Government
         and agency securities                                  $        500     $        1    $       -     $       501
       Mortgage-backed securities                                     18,281            556          (156)        18,681
       Public utilities                                               30,918          1,293          (243)        31,968
       Transportation                                                 97,900          3,218          (266)       100,852
       Finance                                                       159,250          5,470          (348)       164,372
       Corporate                                                     328,662          9,116        (5,975)       331,803
                                                              ------------------------------------------------------------
     Total trading fixed securities                             $    635,511     $   19,654    $   (6,988)   $   648,177
                                                              ============================================================
     Held-to-maturity fixed maturities:
       Sun Life of Canada (U.S.) Holdings, Inc.,
       8.526% subordinated debt, due 2027                       $    600,000     $     -       $  (53,888)   $   546,112
                                                              ------------------------------------------------------------
     Total held-to-maturity fixed maturities                    $    600,000     $     -       $  (53,888)   $   546,112
                                                              ============================================================

                                                                                 DECEMBER 31, 1999
                                                                                 GROSS          GROSS       ESTIMATED
                                                                AMORTIZED      UNREALIZED    UNREALIZED       FAIR
                                                                   COST          GAINS         LOSSES         VALUE
                                                              ---------------------------------------------------------
     Available-for-sale fixed maturities:
       United States treasury securities, U.S. Government
       and agency securities                                    $    107,272     $    2,104    $   (3,191)   $   106,185
       States, provinces and political subdivisions                   32,593             15          (161)        32,447
       Mortgage-backed securities                                     98,903          1,225          (541)        99,587
       Public utilities                                              360,672          7,954        (9,780)       358,846
       Transportation                                                327,544          8,585        (4,258)       331,871
       Finance                                                       281,303          4,632        (6,935)       279,000
       Corporate                                                   1,477,105         22,851       (30,556)     1,469,400
                                                              ------------------------------------------------------------
     Total available-for-sale fixed maturities                  $  2,685,392     $   47,366    $  (55,422)   $ 2,677,336
                                                              ============================================================
     Trading fixed maturities:
       United States treasury securities, U.S. Government
       and agency securities                                    $      1,000     $        2    $        -    $     1,002
                                                              ------------------------------------------------------------
     Total trading fixed securities                             $      1,000     $        2    $        -    $     1,002
                                                              ============================================================

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below (in 000's). Actual maturities may differ from contractual maturities on mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.


                                                                                 DECEMBER 31, 2000

                                                                               AMORTIZED      ESTIMATED
                                                                                 COST         FAIR VALUE
                                                                          -------------------------------------
     Maturities of available-for-sale fixed securities:
               Due in one year or less                                    $      190,837     $      187,267
               Due after one year through five years                             949,281            959,260
               Due after five years through ten years                            537,068            563,360
               Due after ten years                                               777,336            791,503
                                                                          -------------------------------------
                                                                          $    2,454,522     $    2,501,390
                                                                          =====================================
     Maturities of trading fixed securities:
               Due in one year or less                                    $          500     $          501
               Due after one year through five years                             186,541            190,300
               Due after five years through ten years                            266,573            270,476
               Due after ten years                                               181,897            186,900
                                                                          -------------------------------------
                                                                          $      635,511     $      648,177
                                                                          =====================================
     Maturities of held-to-maturity securities:
               Due after ten years                                        $      600,000     $      546,112
                                                                          =====================================

     Gross gains of $9,056,000, $12,496,000 and $25,752,000 and gross losses of
     $24,018,000, $7,646,000, and $1,439,000 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2000, 1999, and 1998, respectively.

     Fixed maturities with an amortized cost of approximately $2,991,000 and $3,009,000 at December 31, 2000 and 1999 respectively, were on deposit with Federal and State governmental authorities as required by law.

     No fixed maturities have been pledged to collateralize various liabilities at December 31, 2000 and 1999, respectively.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED)

     As of December 31, 2000 and 1999, 98% and 94%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2000, the Company incurred realized losses totalling $14,956,000 for other than temporary impairment of value of some of its fixed maturities after determining that not all of the year 2000 unrealized losses are temporary in nature. Also in 2000, the Company stopped accruing income on its holdings of an issuer that declared bankruptcy. $243,000 of interest income on these holdings was not accrued. All of the Company's securities were income producing for the years ended December 31, 1999 and 1998.

     MORTGAGE LOANS AND REAL ESTATE

     The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure. The carrying value of mortgage loans and real estate investments net of applicable reserves and accumulated depreciation on real estate were as follows (in 000's):


                                                                              DECEMBER 31,
                                                                        2000               1999
                                                                 ---------------------------------------
     Total mortgage loans                                        $       846,439      $     931,351
                                                                 =======================================
     Real estate:
        Held-for-sale                                                      7,483              7,804
        Held for production of income                                     70,239             87,290
                                                                 ---------------------------------------
     Total real estate                                           $        77,722      $      95,094
                                                                 =======================================

     Accumulated depreciation on real estate was $14,879,000 and $18,529,000 at December 31, 2000 and 1999, respectively.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, mortgage loans' values are impaired or mortgage loans' values are impaired but they are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $18,165,000 and $33,577,000 at December 31, 2000 and 1999, respectively, against which there are allowances for losses of $4,675,000 and $7,750,000, respectively. During 2000, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $1,500,000.

     The investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets, were as follows (in 000's):


                                             BALANCE AT                                     BALANCE AT
                                             JANUARY 1,      ADDITIONS     SUBTRACTIONS    DECEMBER 31,
                                          ---------------------------------------------------------------
     2000
     Mortgage loans                       $      7,750    $      3,837    $     (6,912)    $      4,675
     Real estate                                 1,723               -          (1,723)               -

     1999
     Mortgage loans                       $      6,600    $      4,045    $     (2,895)    $      7,750
     Real estate                                 1,250           1,379            (906)           1,723

     Mortgage loans and real estate investments comprise the following property types and geographic regions (in 000's):


                                                  DECEMBER 31,
                                              2000           1999
                                          -------------------------------
     Property Type:
        Office building                   $     328,976   $      357,466
        Residential                              47,805           58,546
        Retail                                  379,326          433,970
        Industrial/warehouse                    153,580          156,204
        Other                                    19,149           29,732
        Valuation allowances                     (4,675)          (9,473)
                                          -------------------------------
     Total                                $     924,161   $    1,026,445
                                          ===============================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):


                                                                  DECEMBER 31,
                                                              2000           1999
                                                         -------------------------------
     Geographic region:
        Arizona                                          $     19,809    $     16,155
        California                                             87,607         117,355
        Colorado                                                8,636          13,019
        Connecticut                                            38,401          25,229
        Delaware                                               15,131          15,919
        Florida                                                36,179          43,718
        Georgia                                                46,895          52,178
        Indiana                                                13,496          19,174
        Kentucky                                               14,941          12,225
        Maryland                                               20,849          10,826
        Massachusetts                                          98,377          99,661
        Michigan                                               45,948          69,545
        Nevada                                                  5,308           5,532
        New Jersey                                             16,653          18,806
        New York                                               69,529          65,107
        North Carolina                                         11,009          10,111
        Ohio                                                   35,966          43,947
        Pennsylvania                                          132,615         159,328
        Tennessee                                              12,889          13,385
        Texas                                                  22,380          17,924
        Utah                                                   11,171          11,583
        Virginia                                               20,911          21,731
        Washington                                             60,560          68,657
        All other                                              83,576         104,803
        Valuation allowances                                   (4,675)         (9,473)
                                                         -------------------------------
     Total                                               $    924,161   $   1,026,445
                                                         ===============================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     At December 31, 2000, scheduled mortgage loan maturities were as follows (000's):

     2001                                               $         81,373
     2002                                                         53,711
     2003                                                         31,245
     2004                                                         50,392
     2005                                                         89,651
     Thereafter                                                  540,067
                                                      -------------------
     Total                                              $        846,439
                                                      ===================

     Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $45,119,000 and $15,911,000 at December 31, 2000 and 1999, respectively.

     During 2000, the Company sold commercial mortgage loans in a securitization transaction. In the transaction, the Company retained servicing responsibilities, a Class B and a Class I interest only certificate. The Class B certificate is a subordinated interest. The Company receives annual servicing fees, before expenses, of 0.1 percent of the outstanding balance and rights to future cash flows arising after the investors in the securitization trust have received the return for which they contracted. The investors in the securitization trust have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit, and interest rate risk on the transferred financial assets. The Company recognized a pretax gain of $763,000 on the securitization transaction.

     Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year were as follows:


                                                          CLASS B          CLASS I
     Prepayment speed                                      0                0
     Weighted average life in years                        7.25             4.54
     Expected credit losses                                0                0
     Residual cash flows discount rate                     7.798            8.844
     Treasury rate interpolated for average life           4.97             4.96
     Spread over treasuries                                2.83%            3.88%
     Duration in years                                     5.201            3.611

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows (in 000's):


                                                                             COMMERCIAL MORTGAGES

                                                                            CLASS B          CLASS I
                                                                           ----------       ----------
     Carrying amount of retained
       interests                                                            $    2,737      $   1,634
     Fair value of retained interests                                            2,875          1,716
     Weighted average life in years                                              7.254          4.543

     EXPECTED CREDIT LOSSES
     Impact on fair value of .025% of adverse change                                 4             36
     Impact on fair value of .05% of adverse change                                  8             73

     RESIDUAL CASH FLOWS DISCOUNT RATE
     Impact on fair value of .5% of adverse change                                  75             31
     Impact on fair value of 1% of adverse change                                  150             62

     The total principal amount of the commercial mortgage loans was $32,035,000 at December 31, 2000, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of the securitization and at December 31, 2000.

     SECURITIES LENDING

     The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan at December 31, 2000 and 1999, respectively. The Company requires collateral at 102% of the value of securities loaned. As of December 31, 2000 and 1999, the Company had received no collateral for securities on loan. The income resulting from this program was $48,000, $37,000 and $135,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

     LEVERAGED LEASES

     The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.78 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the master Lessee may exercise a fixed price purchase option to purchase the equipment. The Company's net investment in leveraged leases is composed of the following elements (in 000's):

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):


                                                                 YEAR ENDED DECEMBER 31,
                                                                 2000                1999
                                                            ---------------     ---------------
      Lease contracts receivable                            $      57,623      $       69,766
      Less: non-recourse debt                                     (57,607)            (69,749)
                                                            ---------------     ---------------
      Net Receivable                                                   16                  17
      Estimated residual value of leased assets                    41,150              41,150
      Less: unearned and deferred income                           (6,718)             (7,808)
                                                            ---------------     ---------------
      Investment in leverage lease                                 34,448              33,359
      Less: fees                                                      (88)               (113)
                                                            ---------------     ---------------
      Net investment in leverage leases                     $      34,360      $       33,246
                                                            ===============     ===============

     DERIVATIVES

     The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The derivative financial instruments used by the Company include swaps and options. The Company does not hold or issue any derivative instruments for trading purposes.

     SWAPS

     Swap agreements are contracts with other parties to exchange at specified intervals, the difference between fixed and floating rate interest amounts based upon a notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The Company enters into interest rate swap agreements to hedge against exposure to interest rate fluctuations. Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The net payable/receivable is recognized over the life of the swap contract as an adjustment to net investment income.

     In 2000, the Company launched a new guaranteed investment contract program. The purpose of the program was to increase market place and interest for these products. Each deal is highly individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the note.

     The net increase (decrease) in net investment income related to interest rate swaps was $166,000, ($2,513,000) and ($1,686,000) for the years ended
     December 31, 2000, 1999 and 1998, respectively. The Company did not employ hedge accounting treatment in 2000, 1999 and 1998. As a result, the unrealized gains and losses were realized immediately in those years and the deferred balances as of the year ended December 31, 1997 were realized during 1998.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     The Company recognized gross realized gains on swaps of $3,924,000, $4,735,000, and $6,568,000 in 2000, 1999, and 1998, respectively, as well as gross realized losses of $1,156,000, $1,789,000, and $20,538,000 during
     2000, 1999, and 1998, respectively.

     The Company's primary risks associated with these transactions are exposure to potential credit loss in the event of non-performance by counter-parties and market risk. The Company regularly assesses the strength of the counter-parties and generally enters into transactions with counter-parties rated "A" or better by nationally recognized ratings agencies. Management believes that the risk of incurring losses related to credit risk is remote. As of December 31, 2000 and 1999, the Company's derivatives had no significant concentration of credit risk. The Company does not require collateral or other security to support derivative financial instruments with credit risk.

     OPTIONS

     Options are legal contracts that give the contractholder the right to buy or sell a specific amount of the underlying interest at a strike price upon exercise of the option. Cash is exchanged to purchase the option and through the exercise date, the holder can elect to exercise the option or allow it to expire. The Company also utilizes options to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.

     The Company's underlying notional or principal amounts associated with open derivatives positions were as follows (in 000's):


                                                                   OUTSTANDING AT
                                                                 DECEMBER 31, 2000
                                                          ---------------------------------
                                                             NOTIONAL
                                                             PRINCIPAL    UNREALIZED GAIN
                                                              AMOUNTS         (LOSS)
     Interest rate swaps                                   $1,308,496      $  (40,432)
     Currency swaps                                           370,554           1,839
     Equity swaps                                             162,576         (16,883)
                                                          ---------------------------------
        Total                                              $1,841,626      $  (55,476)
                                                          =================================


                                                                   OUTSTANDING AT
                                                                 DECEMBER 31, 1999
                                                          ---------------------------------
                                                             NOTIONAL
                                                             PRINCIPAL    UNREALIZED GAIN
                                                              AMOUNTS         (LOSS)
     Interest rate swaps                                   $  368,000      $   9,522
     Currency swaps                                             1,700            295
                                                          ---------------------------------
        Total                                              $  369,700      $   9,817
                                                          =================================

At December 31, 2000, the unrealized gains (losses) on derivatives are included with other liabilities on the financial statements. The unrealized gains (losses) on derivatives are included with other assets at December 31, 1999.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


4.   NET REALIZED INVESTMENT GAINS AND LOSSES

     Net realized investment gains (losses) consisted of the following (in
000's):

                                                      2000              1999              1998
                                                   ---------------------------------------------
     Fixed maturities                              $  (14,962)        $  4,846          $ 24,268
     Mortgage and other loans                           2,057            1,981                36
     Real estate                                        5,211             (742)              499
     Derivative instruments                             2,768            2,945           (13,970)
     Short term investments                               (22)               4                24
     Write-down of fixed maturities                    (14,956)          (6,689)           (2,481)
                                                   ---------------------------------------------
        Total                                      $  (19,904)        $  2,345          $  8,376
                                                   =============================================

5.   NET INVESTMENT INCOME

     Net investment income consisted of the following (in 000's):

                                                      2000             1999              1998
                                                   ---------------------------------------------
     Fixed maturities                              $  265,608       $  254,390        $  295,167
     Equity securities                                      -              (33)               37
     Mortgage and other loans                          77,807           90,638           103,804
     Real estate                                        8,868            6,829             7,844
     Policy loans                                       3,047            3,172             2,934
     Derivatives                                      (66,773)          17,671           (11,880)
     Income on funds withheld under reinsurance             -                -            67,045
     Other                                              4,664           (1,416)             (817)
                                                   ---------------------------------------------
        Gross investment income                       293,221          371,251           464,134
     Less: Investment expenses                          5,510            6,273             8,277
                                                   ---------------------------------------------
        Net investment income                      $  287,711       $  364,978        $  455,857
                                                   =============================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    SFAS 107 "Disclosure about Fair Value of Financial Instruments" excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

    The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 (in 000's):

                                                        DECEMBER 31, 2000                     DECEMBER 31, 1999
                                                   CARRYING          ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT           FAIR VALUE           AMOUNT          FAIR VALUE
                                               ------------------------------------------------------------------------
 Financial assets:
         Cash and cash equivalents             $       390,049    $       390,049    $       550,265    $       550,265
         Fixed maturities                            3,749,567          3,695,679          2,678,340          2,678,340
         Short-term investments                        112,077            112,077            177,213            177,213
         Mortgages                                     846,439            886,384            931,351            933,725
         Derivatives                                   (55,476)           (55,476)             9,817              9,817
         Policy loans                                   41,459             41,459             40,660             40,660
         Other invested assets                          74,551             74,551             67,938             67,938

 Financial liabilities:
         Guaranteed investment contracts       $     1,002,865    $       998,544    $       677,265    $       665,830
         Contractholder deposit funds                2,129,758          2,090,197          2,279,413          2,213,896
         Fixed annuity contracts                       102,637             98,337            112,794            105,845
         Interest sensitive life insurance             114,198            116,900            116,999            119,659
         Long-term debt                                565,000            510,962            565,000            529,212
         Partnership capital securities                607,826            553,938                  -                  -

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


6.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):

    The fair values of cash and cash equivalents are estimated to be cost plus accrued interest which approximates fair value. The fair values of short-term bonds are estimated to be the amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

    Policy loans are stated at unpaid principal balances, which approximate fair value.

    The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

    The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

    The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings. The carrying amount of all other assets is assumed to approximate fair value.

7.  REINSURANCE

    INDIVIDUAL INSURANCE

    The Company had several agreements with Sun Life Assurance Company of Canada, which provided that Sun Life Assurance Company of Canada would reinsure the mortality risk and certain ancillary benefits under various individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits were reinsured on a yearly renewable term basis and coinsurance basis, respectively. The effective dates of these agreements were June 1, 1982, November 1, 1986, and January 1, 1987. These agreements were terminated on December 31, 2000.

    Effective January 1, 1991, the Company entered into an agreement with Sun Life Assurance Company of Canada under which certain individual life insurance contracts issued by Sun Life Assurance Company of Canada were reinsured by the Company on a 90% coinsurance basis. Also effective January 1, 1991, the Company entered into an agreement with Sun Life Assurance Company of Canada which provides that Sun Life Assurance Company of Canada will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. These two agreements were terminated effective October 1, 1998.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


7.  REINSURANCE (CONTINUED):

    The Company had an agreement with an unrelated company which provided reinsurance of a small block of individual life insurance contracts on a modified coinsurance basis. This agreement was terminated on December 31, 2000.

    The Company has agreements with Sun Life Assurance Company of Canada and with other unrelated companies which provide for reinsurance of certain mortality risks associated with the individual and corporate owned life insurance (COLI) contracts. These amounts are reinsured on a yearly renewable term basis.


    GROUP INSURANCE

    The Company has an agreement with Sun Life Assurance Company of Canada whereby Sun Life Assurance Company of Canada reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.

    The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.

    The effects of reinsurance were as follows (in 000's):

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                          2000               1999               1998
                                                    ----------------------------------------------------
 Insurance premiums:
       Direct                                       $        51,058     $        54,662    $      58,940
       Assumed                                                    -                   -          159,787
       Ceded                                                  6,255               9,595           15,414
                                                    ----------------------------------------------------
 Net premiums                                       $        44,803     $        45,067    $     203,313
                                                    ====================================================

 Insurance and other individual policy benefits
  and claims:
       Direct                                       $       346,411     $       342,284    $     352,968
       Assumed                                                    -                   -          248,664
       Ceded                                                  8,077               7,433           13,523
                                                    ----------------------------------------------------
 Net policy benefits and claims                     $       338,334     $       334,851    $     588,109
                                                    ====================================================

    The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS:

    PENSION PLAN

    The Company and its subsidiaries participate with Sun Life Assurance Company of Canada in a non-contributory defined benefit pension plan covering essentially all employees. Benefits under all plans are based on years of service and employees' average compensation. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully funded. Most pension plan assets consist of separate accounts of Sun Life Assurance Company of Canada or other insurance company contracts.

    The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31, 2000, 1999, and 1998 (in 000's):

                                                                                   YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                       2000                  1999                1998
                                                                ----------------------------------------------------------
   CHANGE IN PROJECTED BENEFIT OBLIGATION:
   Projected benefit obligation at beginning of                    $      99,520        $     110,792        $      79,684
   year

   Service cost                                                            5,242                5,632                4,506

   Interest cost                                                           7,399                6,952                6,452

   Actuarial loss (gain)                                                     579              (21,480)              21,975

   Benefits paid                                                          (3,065)              (2,376)              (1,825)
                                                                ----------------------------------------------------------
   Projected benefit obligation at end of year                     $     109,675        $      99,520        $     110,792
                                                                ==========================================================

   CHANGE IN FAIR VALUE OF PLAN ASSETS:
   Fair value of plan assets at beginning of year                  $     158,271        $     151,575        $     136,610
   Actual return on plan assets                                            8,218                9,072               16,790
   Benefits paid                                                          (3,285)              (2,376)              (1,825)
                                                                ----------------------------------------------------------
   Fair value of plan assets at end of year                        $     163,204        $     158,271        $     151,575
                                                                ==========================================================

   Funded status                                                   $      53,529        $      58,752        $      40,783
   Unrecognized net actuarial loss                                       (12,620)             (20,071)              (2,113)
   Unrecognized transition obligation                                    (20,561)             (22,617)             (24,674)
   Unrecognized prior service cost                                         6,501                7,081                7,661
                                                                ----------------------------------------------------------
   Prepaid benefit cost                                            $      26,849        $      23,145        $      21,657
                                                                ==========================================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

    The following table sets forth the components of the net periodic pension cost for the years ended December 31, 2000, 1999, and 1998 (in 000's).

                                                                          YEAR ENDED DECEMBER 31,
                                                                2000                1999                1998
                                                           -----------------------------------------------------
     COMPONENTS OF NET PERIODIC BENEFIT COST:
     Service cost                                           $      5,242        $      5,632        $      4,506

     Interest cost                                                 7,399               6,952               6,452

     Expected return on plan assets                              (13,723)            (12,041)            (10,172)

     Amortization of transition obligation asset                  (2,056)             (2,056)             (2,056)

     Amortization of prior service cost                              580                 580                 580

     Recognized net actuarial gain                                (1,146)               (554)               (677)
                                                           -----------------------------------------------------
     Net periodic benefit cost                              $     (3,704)       $     (1,487)       $     (1,367)
                                                           =====================================================
     The Company's share of net periodic benefit cost       $        805        $        736        $        586
                                                           =====================================================

    The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 7.5% for the years ended December 31, 2000 and 1999. The expected return on plan assets for 2000 and 1999 was 8.75% and the assumed rate of compensation increase for both 2000 and 1999 was 4.50%.

    The Company and certain subsidiaries also participate with Sun Life Assurance Company of Canada and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. Under the various plans the Company matches, up to specified amounts, employees' contributions to the plan. The Company's contributions were $354,000, $284,000, and $231,000 for the years ended December 31, 2000, 1999, and 1998, respectively.

    OTHER POST-RETIREMENT BENEFIT PLANS

    In addition to pension benefits, the Company and certain subsidiaries provide certain health, dental, and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other postretirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2000 and 1999 (in 000's).

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

                                                                            YEAR ENDED DECEMBER 31,
                                                                  2000                1999               1998
                                                            -----------------------------------------------------
     CHANGE IN BENEFIT OBLIGATION:
     Benefit obligation at beginning of year                 $     12,217        $      10,419       $      9,845

     Service cost                                                     529                  413                240

     Interest cost                                                  1,139                  845                673

     Actuarial loss                                                 3,665                1,048                308

     Benefits paid                                                   (465)                (508)              (647)
                                                            -----------------------------------------------------

     Benefit obligation at end of year                       $     17,085        $      12,217       $     10,419
                                                            =====================================================

     CHANGE IN FAIR VALUE OF PLAN ASSETS:
     Fair value of plan assets at beginning of year          $          -        $           -       $          -
     Employer contributions                                           465                  508                647

     Benefits paid                                                   (465)                (508)              (647)
                                                            -----------------------------------------------------
     Fair value of plan assets at end of year                $          -        $           -       $          -
                                                            =====================================================

     Funded Status                                           $    (17,085)       $     (12,217)      $    (10,419)
     Unrecognized net actuarial loss                                4,914                1,469                586
     Unrecognized transition obligation                                95                  140                185
                                                            -----------------------------------------------------
     Prepaid (accrued) benefit cost                          $    (12,076)       $     (10,608)      $     (9,648)
                                                            =====================================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

    The following table sets forth the components of the net periodic postretirement benefit costs for the years ended December 31, 2000, 1999, and 1998 (in 000's).

                                                                   2000                1999                  1998
                                                            ----------------------------------------------------------
     COMPONENTS OF NET PERIODIC BENEFIT COST
     Service cost                                            $           529      $           413       $          240

     Interest cost                                                     1,139                  845                  673

     Amortization of transition obligation(asset)                         45                   45                   45

     Recognized net actuarial loss (gain)                                219                  164                  (20)
                                                            ----------------------------------------------------------

     Net periodic benefit cost                               $         1,932      $         1,467       $          938
                                                            ==========================================================

     The Company's share of net periodic benefit cost        $           219      $           185       $           95
                                                            ==========================================================

In order to measure the postretirement benefit obligation at December 31, 2000 the Company assumed a 10.9% annual rate of increase in the per capita cost of covered health care benefits (5.5% for dental benefits). These rates were assumed to decrease gradually to 5.0% for 2006 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $3.4 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $405 thousand. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $2.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $320 thousand. The assumed weighted average discount rate used in determining the postretirement benefit obligation for both 2000 and 1999 was 7.50%.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


9.  FEDERAL INCOME TAXES

    The Company and its subsidiaries file a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. as previously described in Note 1. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31, 2000, 1999 and 1998 was as follows (in 000's):

                                                          2000           1999              1998
                                                      -----------    -------------    -------------
       Federal income tax expense (benefit):
           Current                                    $   (8,536)    $      18,570    $      19,476
           Deferred                                      (53,145)           10,210          (8,551)
                                                       ----------     ------------     ------------

       Total                                          $  (61,681)    $      28,780    $      10,925
                                                       ==========     ============     ============

    Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:

                                                                   2000            1999             1998
                                                               -----------    -------------    -------------
       Expected federal income tax expense                     $  (21,455)    $      28,969    $       9,405
           Low income housing credit                               (5,805)           (6,348)          (4,446)
           Additional tax provision                               (35,897)            6,851            5,423
           Other                                                    1,476              (692)             543
                                                                ----------     ------------     ------------
       Federal income tax expense                              $  (61,681)    $      28,780    $      10,925
                                                                ==========     ============     ============

   The deferred income tax (asset) liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax (assets) and liabilities as of December 31, 2000 and 1999 were as follows (in 000's):

                                                                    2000                1999
                                                              -----------------   -----------------
      Deferred tax assets:
          Actuarial liabilities                               $        177,709    $        136,560
          Other                                                            845                 943
                                                              -----------------   -----------------
       Total deferred tax assets                              $        178,554    $        137,503
      Deferred tax liabilities:
          Deferred policy acquisition costs                           (189,447)           (193,238)
          Investments, net                                             (30,513)            (21,940)
                                                              -----------------   -----------------
      Total deferred tax liabilities                          $       (219,960)   $       (215,178)
                                                              -----------------   -----------------
      Net deferred tax liabilities                            $        (41,406)   $        (77,675)
                                                              =================   =================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


9.  FEDERAL INCOME TAXES (CONTINUED)

    The Company makes payments under the tax sharing agreements as if it were filing as a separate company.

    The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1994 and 1995. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.


10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

    Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):

                                                                    2000                1999
                                                            ---------------------------------------
      Balance at January 1                                   $          17,755    $          15,002
      Less reinsurance recoverables                                     (4,036)              (3,232)
                                                            ---------------------------------------
      Net balance at January 1                                          13,719               11,770
                                                            ---------------------------------------
      Incurred related to:
        Current year                                                    10,670               12,187
        Prior years                                                        (14)              (1,487)
                                                            ---------------------------------------
      Total incurred                                                    10,656               10,700
                                                            ---------------------------------------
      Paid losses related to:
        Current year                                                    (5,473)              (6,755)
        Prior years                                                     (3,395)              (1,996)
                                                            ---------------------------------------
      Total paid                                                        (8,868)              (8,751)
                                                            ---------------------------------------

      Net balance at December 31                                        20,574               17,755
      Plus reinsurance recoverables                                     (5,067)              (4,036)
                                                            ---------------------------------------
      Balance at December 31                                 $          15,507    $          13,719
                                                            =======================================

   The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its individual and group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


11. DEFERRED POLICY ACQUISITION COSTS

     The following illustrates the changes to the deferred policy acquisition costs (in 000's):

                                                                                                   2000             1999
                                                                                            ----------------- ----------------
       Balance at January 1                                                                  $        686,278  $       523,872
           Acquisition costs deferred                                                                 206,869          156,228
           Amortized to expense during the year                                                      (123,832)         (67,815)
           Adjustment for unrealized investment gains (losses) during the year                         (7,327)          73,993

                                                                                            ----------------- ----------------
       Balance at December 31                                                                $        761,988  $       686,278
                                                                                            ================= ================

12. SEGMENT INFORMATION

     The Company offers financial products and services such as fixed and variable annuities, guaranteed investment contracts, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Net investment income is allocated based on segmented assets by line of business.

     The Individual Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

     The Group Protection segment markets and administers group life and long-term disability insurance to small and mid-size employers in the State of New York.

     The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products. The Company began offering guaranteed investment contracts to unrelated third parties in overseas markets during the second quarter of 2000. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

     The Corporate segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments. Management evaluates the results of the operating segments on an after-tax basis. The Company does not materially depend on one or a few customers, brokers or agents.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


12. SEGMENT INFORMATION (CONTINUED)

     The following amounts pertain to the various business segments (in 000's):


                                                      YEAR ENDED DECEMBER 31, 2000

                                                                           PRETAX
                                    TOTAL               TOTAL               INCOME         NET OPERATING           TOTAL
                                  REVENUES           EXPENDITURES           (LOSS)         INCOME (LOSS)           ASSETS
                                --------------     -----------------     ------------    -----------------    ----------------
      Individual Protection       $    44,206        $       44,477        $    (271)      $         (176)      $   1,242,549
      Group Protection                 17,194                15,350            1,844                1,199              30,514
      Wealth Management               533,517               556,864          (23,347)              (6,911)         22,094,736
      Corporate                        15,552                55,025          (39,473)               8,419             689,869
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   610,469        $      671,716        $ (61,247)      $        2,531       $  24,057,668
                                ==============     =================     ============    =================    ================


                                                      YEAR ENDED DECEMBER 31, 1999

      Individual Protection       $    17,625        $       18,001        $    (376)      $          198       $     302,100
      Group Protection                 16,415                15,541              874                  568              27,286
      Wealth Management               563,836               460,788          103,048               73,002          20,911,529
      Corporate                        31,996                52,731          (20,735)             (20,036)            243,998
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   629,872        $      547,061        $  82,811       $       53,732       $  21,484,913
                                ==============     =================     ============    =================    ================


                                                      YEAR ENDED DECEMBER 31, 1998

      Individual Protection       $   232,193        $      300,478        $ (68,285)      $      (45,186)      $     365,397
      Group Protection                 15,259                13,023            2,236                1,433              23,297
      Wealth Management               560,643               457,483          103,160               74,662          17,572,436
      Corporate                        38,600                50,838          (12,238)             (16,803)            287,132
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   846,695        $      821,822        $  24,873       $       14,106       $  18,248,262
                                ==============     =================     ============    =================    ================

13.  REGULATORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


13.  REGULATORY FINANCIAL INFORMATION (CONTINUED):

    The following information reconciles statutory net income and statutory surplus with net income and equity on a GAAP basis (in 000's):

                                                                             YEAR ENDED DECEMBER 31,
                                                                  2000                 1999               1998
                                                              --------------       --------------    ----------------
      Statutory net income                                      $      (236)         $    90,358       $     125,401

      Adjustments to GAAP for life insurance companies:
        Statutory interest maintenance reserve                        4,341                3,956               2,925
        Investment income and realized gains (losses)               (90,373)              13,803              (4,532)
        Policyowner premiums and benefits                           (36,572)            (135,416)           (178,973)
        Deferred policy acquisition costs                            83,037               88,413              60,527
        Deferred income taxes                                        45,358              (13,615)              8,886
        Other, net                                                   (3,024)              (5,057)                  -
                                                              --------------       --------------    ----------------
      GAAP net income                                           $     2,531          $    42,442       $      14,234
                                                              ==============       ==============    ================

                                                                    DECEMBER 31, 2000          DECEMBER 31, 1999
                                                                 -----------------------    -----------------------
      Statutory capital stock and surplus                           $         940,335          $         886,342

      Adjustments to GAAP for life insurance companies:
        Valuation of investments                                              (37,011)                     3,697
        Deferred policy acquisition costs                                     761,988                    686,278
        Future policy benefits and
           Contractholder deposit funds                                      (388,946)                  (350,181)
        Deferred income taxes                                                 (41,406)                   (77,675)
        Statutory interest maintenance reserve                                 39,979                     42,325
        Statutory asset valuation reserve                                      45,376                     45,281
        Surplus notes                                                        (565,000)                  (565,000)
        Other, net                                                              5,848                        178
                                                                 -----------------------    -----------------------
      GAAP equity                                                   $         761,163          $         671,245
                                                                 =======================    =======================

    The NAIC has codified statutory accounting practices, which are expected to constitute the only source of prescribed statutory accounting practices effective January 1, 2001. The codification has resulted in changes to many of the prescribed accounting practices that insurance companies use to prepare their statutory financial statements. The effect of the changes to accounting practices as a result of codification in 2001 is estimated to be an increase in the Company's statutory surplus of $24 million, primarily from the establishment of deferred tax assets.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


14.  DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary's ability to pay dividends are subject to certain restrictions. Delaware and New York have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company and Sun Life Insurance and Annuity Company of New York. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus, would also require the prior approval of the Delaware Commissioner of Insurance. Dividends in the amounts of $10,000,000, $80,000,000 and $50,000,000 were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2000, 1999, and 1998. These dividends were approved by the Board of Directors.

     On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent. Dividends in the amount of $4,700,000, $6,500,000, and $3,000,000 were declared and paid during 2000, 1999, and 1998, respectively, by the Sun Life Insurance and Annuity Company of New York to the Company. These dividends were approved by the Board of Directors and the State of New York Insurance Department.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


15. COMMITMENTS AND CONTINGENCIES

    REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company incurred guaranty fund assessments of approximately $4,000,000, $3,500,000, and $3,500,000 in 2000, 1999 and 1998, respectively.

    LITIGATION

    The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurance, management, at the present time, does not anticipate that the ultimate liability arising from such pending and threatened litigation will have a material effect on the financial condition or operating results of the Company.

    LINES OF CREDIT

    The Company has syndicated two lines of credit each in the amount of $250 million. There are 14 banks in the syndicate of lenders, which is led by Chase Bank, New York. The banks have committed to lend funds of up to $500 million when requested by the Company at prevailing rates determined in accordance with the line of credit agreements. One line of credit terminates October, 2001, the other in October, 2003. As of December 31, 2000, no amounts have been borrowed.


    LEASE COMMITMENTS

    The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2000, minimum future lease payments under such leases are as follows:

                           2001                                   $4,090,800
                           2002                                    4,144,350
                           2003                                    3,090,600
                           2004                                    2,575,500
                           Thereafter                                      -
                                                                ------------
                           Total                                 $13,901,250
                                                                ============

    Total rental expense for the years ended December 31, 2000, 1999 and 1998 was $4,582,913, $4,656,000, and $4,139,000, respectively.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


16. DISCONTINUED OPERATIONS

    During 1999, the Company discontinued its individual disability segment and its banking and trust segment. These segments were composed of MCIC and NLT, which were both sold during 1999 to separate, unaffiliated parties. Net proceeds on the sale of MCIC were approximately $33,965,000 and the Company realized a net loss after taxes of $25,465,000. Net proceeds on the sale of NLT were approximately $30,000,000; the Company realized a net gain after taxes of $13,170,000. Immediately before the sale date of NLT, the Company received a $19 million dividend distribution from NLT.

    There were no results from discontinued operations in 2000. Income from discontinued operations for the years ended December 31, 1999 and 1998 were as follows (in 000's):

                                                           1999               1998
                                                    ------------------- ------------------
      Revenue                                          $       22,667      $     104,225
      Expenses                                                 21,430            104,593
      Provision for income taxes                                  203               (445)
                                                    ------------------- ------------------
      Income from discontinued operations              $        1,034      $          77
                                                    =================== ==================

INDEPENDENT AUDITORS' REPORT






To the Board of Directors and Stockholder of Sun Life Assurance Company of Canada (U.S.):


We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity, comprehensive income and of cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Boston, Massachusetts


February 7, 2001